EQUITY FUNDS


                       PROSPECTUS

                       November 1, 2000

                       Class A Shares

                       Class B Shares

                       Class C Shares

                                                     [LOGO OF BANK ONE]


                       One Group(R) Small Cap Growth Fund

                       One Group(R) Small Cap Value Fund

                       One Group(R) Mid Cap Growth Fund

                       One Group(R) Mid Cap Value Fund

                       One Group(R) Diversified Mid Cap Fund

                       One Group(R) Large Cap Growth Fund

                       One Group(R) Large Cap Value Fund

                       One Group(R) Equity Income Fund

                       One Group(R) Diversified Equity Fund

                       One Group(R) Balanced Fund

                       One Group(R) Equity Index Fund

                       One Group(R) Market Expansion Index Fund

                       One Group(R) Technology Fund

                       One Group(R) International Equity Index Fund

                       One Group(R) Diversified International Fund
                     ---------------


                       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ANY OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF

  CONTENTS

              FUND SUMMARIES: INVESTMENTS, RISK &
                                      PERFORMANCE
                  One Group Small Cap Growth Fund   2
                                                   ---
                   One Group Small Cap Value Fund   5
                                                   ---
                    One Group Mid Cap Growth Fund   9
                                                   ---
                     One Group Mid Cap Value Fund   12
                                                   ---
               One Group Diversified Mid Cap Fund   15
                                                   ---
                  One Group Large Cap Growth Fund   19
                                                   ---
                   One Group Large Cap Value Fund   22
                                                   ---
                     One Group Equity Income Fund   25
                                                   ---
                One Group Diversified Equity Fund   29
                                                   ---
                          One Group Balanced Fund   32
                                                   ---
                      One Group Equity Index Fund   36
                                                   ---
            One Group Market Expansion Index Fund   39
                                                   ---
                        One Group Technology Fund   42
                                                   ---
        One Group International Equity Index Fund   45
                                                   ---
         One Group Diversified International Fund   49
                                                   ---

                            MORE ABOUT THE FUNDS
                            Principal Investment
                                      Strategies   54
                                                  ---
                                Investment Risks   58
                                                  ---
                             Investment Policies   60
                                                  ---
                               Portfolio Quality   61
                                                  ---
                             Temporary Defensive
                                       Positions   61
                                                  ---
                              Portfolio Turnover   62
                                                  ---

          HOW TO DO BUSINESS WITH ONE GROUP
                               MUTUAL FUNDS
                     Purchasing Fund Shares   63
                                             ---
                              Sales Charges   66
                                             ---
        Sales Charge Reductions and Waivers   69
                                             ---
                     Exchanging Fund Shares   72
                                             ---
                      Redeeming Fund Shares   73
                                             ---

                      SHAREHOLDER
                      INFORMATION
                    Voting Rights   77
                                   ---
                Dividend Policies   77
                                   ---
                 Tax Treatment of
                     Shareholders   78
                                   ---
           Shareholder Statements
                      and Reports   78
                                   ---

                    MANAGEMENT OF ONE
                         GROUP MUTUAL
                                FUNDS
                          The Advisor    80
                                        ---
                    The Fund Managers    81
                                        ---

          FINANCIAL
         HIGHLIGHTS    82
                      ----
           APPENDIX
                 A:
         INVESTMENT
          PRACTICES    110
                      ----

     one  group(R)

     -------------------
[GRAPHIC]

MUTUAL FUNDS

PRIVACY POLICY
One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:
  . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.
  . Customer -- a consumer who has a continuing relationship with One Group Mutual Funds through record ownership of fund shares.
  . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:
  . Information we receive from you on applications or other forms, on our website or through other means;
  . Information we receive from you through transactions, correspondence and other communications with us; and
  . Information we otherwise obtain from you in connection with providing you a financial product or service.

INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas or as described in the following section.

INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in COLLECTION OF NONPUBLIC PERSONAL INFORMATION with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

SECURITY
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

------
   1
     one  group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Small Cap Growth Fund

-----------------
What is the goal of the Small Cap Growth Fund?

The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

What are the Small Cap Growth Fund's main investment strategies?

The Fund invests mainly in common stock, debt securities, preferred stocks, convertible securities, warrants and other equity securities of small-capitalization companies. Generally, the Fund invests in small-cap companies with market capitalizations ranging from $100 million to $3 billion. For more information about the Small Cap Growth Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Small Cap Growth Fund?

The main risks of investing in the Small Cap Growth Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Small Cap Growth Fund will change every day in response to market conditions. You may lose money if you invest in the Small Cap Growth Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Initial public offerings ("IPOs") and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or small-cap stocks in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. The Fund's primary investment strategy is to invest in smaller, growth companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller, growth companies tend to be less liquid and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
 2

     -------------------

Small Cap Growth Fund

How has the Small Cap Growth Fund performed?

By showing the variability of the Small Cap Growth Fund performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE SMALL CAP GROWTH FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                               1992       16.42%
                               1993        7.85%
                               1994      (7.73)%
                               1995       22.06%
                               1996       15.57%
                               1997       28.42%
                               1998      (4.22)%
                               1999       26.76%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 13.56%. The above-quoted performance data includes the performance of the Paragon Gulf South Growth Fund for the period before its consolidation with the One Group Small Cap Growth Fund on March 26, 1996.

--------------------------------------------------------------------------------
Best Quarter: 21.57% 3Q1997   Worst Quarter: -22.19% 3Q1998
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table DO include applicable sales charges.


AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

           INCEPTION   1 YEAR 5 YEAR PERFORMANCE
         DATE OF CLASS               SINCE 7/1/91
Class A      7/1/91    20.14% 15.83%    14.90%
-------------------------------------------------
Class B     9/12/94    20.22% 15.82%    14.71%
-------------------------------------------------
Class C     11/4/97    24.54% 16.11%    14.76%
-------------------------------------------------
S&P SmallCap 600
 Index/2/              12.40% 17.04%    15.65%
-------------------------------------------------
S&P SmallCap 600
 /BARRA Growth
 Index/3/              19.57% 16.21%         *
-------------------------------------------------

/1/The above-quoted performance data includes the performance of the Paragon
  Gulf South Growth Fund for the period before its consolidation with the One Group Small Cap Growth Fund on March 26, 1996. For periods prior to the commencement of operations of Class B shares on September 12, 1994, Class B performance is based on Class A shares from July 1, 1991 to September 11, 1994. For periods prior to the commencement of operations of Class C shares on November 4, 1997, Class C performance is based on Class B from July 1, 1991 to November 3, 1997. Class B and C performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The S&P SmallCap 600 Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/The S&P SmallCap 600/BARRA Growth Index is an unmanaged index generally representative of the performance of small- capitalization domestic stocks with higher price-to-book ratios. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C shares.
* Index did not exist.

------
   3
     one  group(R)

     -------------------

FUND SUMMARY

Small Cap Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
-----------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                  5.25%   none    none
-----------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)      none/2/  5.00%   1.00%
-----------------------------------------------------------------
 (as a percentage of original purchase
 price of redemption proceeds, as
 applicable)
Redemption Fee                               none   none    none
-----------------------------------------------------------------
Exchange Fee                                 none   none    none
-----------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------
(expenses that are deducted from fund
assets)                                   CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Investment Advisory Fees                    .74%    .74%    .74%
-----------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                       .35%   1.00%   1.00%
-----------------------------------------------------------------
Other Expenses/3/                           .31%    .31%    .31%
-----------------------------------------------------------------
Total Annual Fund Operating Expenses       1.40%   2.05%   2.05%
-----------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/4/                          (.10%)   none    none
-----------------------------------------------------------------
Net Expenses                               1.30%   2.05%   2.05%
-----------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense information has been restated to reflect current fees.
/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.30% for Class A shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
--------------------------------------------------------------------------
1 Year/1/  $  650     $  708       $  208       $  308       $  208
--------------------------------------------------------------------------
3 Years       936        943          643          643          643
--------------------------------------------------------------------------
5 Years     1,242      1,303        1,103        1,103        1,103
--------------------------------------------------------------------------
10 Years    2,108      2,213        2,213        2,379        2,379
--------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A shares would be
   $660.
/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
 4
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Small Cap Value Fund


-----------------
What is the goal of the Small Cap Value Fund?

The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

What are the Small Cap Value Fund's main investment strategies?

The Fund invests mainly in equity securities of small domestic companies with market capitalizations of $100 million to $3 billion. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-book and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and recent transactions involving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value. For more information about the Small Cap Value Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Small Cap Value Fund?

The main risks of investing in the Small Cap Value Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Small Cap Value Fund will change every day in response to market conditions. You may lose money if you invest in the Small Cap Value Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Initial public offerings ("IPOs") and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or small-cap stocks in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. The Fund's primary investment strategy is to invest in smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
   5
     one  group(R)

     -------------------

FUND SUMMARY

Small Cap Value Fund

How has the Small Cap Value Fund performed?

By showing the variability of the Small Cap Value Fund performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE SMALL CAP VALUE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown DO NOT reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                               1990       (7.75)%
                               1991       58.01%
                               1992       16.56%
                               1993       11.88%
                               1994       (5.40)%
                               1995       25.05%
                               1996       24.59%
                               1997       30.12%
                               1998       (4.26)%
                               1999      (11.88)%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 14.43%. The above quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund, and the Pegasus Small Cap Opportunity Fund for the period before the consolidation with One Group Small Cap Value Fund on March 22, 1999. The predecessor to the Pegasus Small Cap Opportunity Fund commenced operations on January 27, 1995, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Small Cap Opportunity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------

Best Quarter: 23.44% 1Q1991   Worst Quarter: -24.09% 3Q1998
--------------------------------------------------------------------------------

------
 6

Small Cap Value Fund

     -------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table DO include applicable sales charges.


AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                                1 YEAR  5 YEARS 10 YEARS PERFORMANCE
                    INCEPTION                               SINCE
                  DATE OF CLASS                            6/30/72
Class A              1/27/95    -16.51%  10.14%  11.28%     8.68%
--------------------------------------------------------------------
Class B              1/27/95    -16.91%  10.32%  11.16%     8.18%
--------------------------------------------------------------------
Class C              3/22/99    -13.57%  10.54%  11.14%     8.18%
--------------------------------------------------------------------
S&P SmallCap 600
 Index/2/                        12.40%  17.04%  13.04%        *
--------------------------------------------------------------------
S&P SmallCap
 600/BARRA Value
 Index/3/                         3.03%  17.08%      *         *

/1/The above-quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund, and the Pegasus Small Cap Opportunity Fund prior to the consolidation with the One Group Small Cap Value Fund on March 22, 1999. The predecessor to the Pegasus Small Cap Opportunity Fund commenced operations on January 27, 1995, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Small Cap Opportunity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. For periods prior to the commencement of operations of Class A and Class B shares on January 27, 1995, performance is based on the common trust fund performance from June 30, 1972 to January 26, 1995. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B performance from June 30, 1972 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

/2/The S&P SmallCap 600 Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/The S&P SmallCap 600/BARRA Value Index is an unmanaged index generally representative of the performance of small-capitalization domestic stocks with lower price-to-book ratios. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.
*  Index did not exist.

------
   7
     one  group(R)

     -------------------

FUND SUMMARY

Small Cap Value Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------
(fees paid directly from your
investment)/3/                                  CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                       5.25%      none    none
-------------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)              none/2/  5.00%   1.00%
-------------------------------------------------------------------------
 (as a percentage of original purchase price of
  redemption proceeds, as applicable)
Redemption Fee                                    none      none    none
-------------------------------------------------------------------------
Exchange Fee                                      none      none    none
-------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                         CLASS A   CLASS B CLASS C
-------------------------------------------------------------------------
Investment Advisory Fees                          .74%      .74%    .74%
-------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees        .35%     1.00%   1.00%
-------------------------------------------------------------------------
Other Expenses/3/                                 .32%      .32%    .32%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses             1.41%     2.06%   2.06%
-------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/       (.19%)    (.09%)  (.09%)
-------------------------------------------------------------------------
Net Expenses                                     1.22%     1.97%   1.97%
-------------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.22% for Class A shares, 1.97% for Class B shares and 1.97% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

           CLASS A   CLASS B/2    CLASS B/2     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  643     $  700       $  200       $  300       $  200
----------------------------------------------------------------------
3 Years    $  930     $  937       $  637       $  637       $  637
----------------------------------------------------------------------
5 Years    $1,238     $1,300       $1,100       $1,100       $1,100
----------------------------------------------------------------------
10 Years   $2,112     $2,216       $2,216       $2,383       $2,383
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

  Class A                        $661
  Class B (with redemption)      $709
  Class B (no redemption)        $209
  Class C (with redemption)      $309
  Class C (no redemption)        $209

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
 8
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Mid Cap Growth Fund

-----------------

What is the goal of the Mid Cap Growth Fund?

The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

What are the Mid Cap Growth Fund's main investment strategies?

The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Fund typically invests in mid-cap companies with market capitalizations of $500 million to $10 billion. Typically, the Fund acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Not all the securities purchased by the Fund will pay dividends. The Fund also invests in smaller companies in emerging growth industries. For more information about the Mid Cap Growth Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Mid Cap Growth Fund?

The main risks of investing in the Mid Cap Growth Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Mid Cap Growth Fund will change every day in response to market conditions. You may lose money if you invest in the Mid Cap Growth Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or mid-cap growth stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
   9
     one  group(R)

     -------------------


FUND SUMMARY

Mid Cap Growth Fund

How has the Mid Cap Growth Fund performed?

By showing the variability of the Mid Cap Growth Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE MID CAP GROWTH FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                               1990       1.03%
                               1991      42.45%
                               1992       9.50%
                               1993      12.31%
                               1994     (3.90)%
                               1995      27.58%
                               1996      19.93%
                               1997      29.78%
                               1998      37.07%
                               1999      28.72%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 26.79%.

/2/For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from March 2, 1989 to February 17, 1992, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 39.73% 4Q1998   Worst Quarter: -17.13% 3Q1990
--------------------------------------------------------------------------------
The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.


AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                    INCEPTION   1 YEAR  5 YEARS 10 YEARS PERFORMANCE
                  DATE OF CLASS                          SINCE 3/2/89
Class A              2/18/92    21.98%   27.12%  18.90%     19.34%
---------------------------------------------------------------------
Class B              1/14/94    22.78%   27.38%  18.63%     19.03%
---------------------------------------------------------------------
Class C              11/4/97    27.02%   27.76%  18.74%     19.14%
---------------------------------------------------------------------
S&P MidCap 400
 Index/2/                       14.72%   23.05%  17.32%     18.34%
---------------------------------------------------------------------
Russell Mid Cap
 Growth Index/3/                51.29%   28.02%  18.95%     19.87%
---------------------------------------------------------------------
S&P MidCap
 400/BARRA
 Growth Index/4/                28.74%   27.78%      *          *

/1/For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from March 2, 1989 to February 17, 1992. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from March 2, 1989 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on November 4, 1997, Class C performance is based on Class B from March 2, 1989 to November 3, 1997. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

/2/The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. Market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares. The benchmark index for the Mid Cap Growth Fund has changed from the Russell Mid Cap Growth Index to the S&P MidCap 400 Index in order to better represent the investment policies of the Fund for comparison purposes.
/3/The Russell Mid Cap Growth Index is an unmanaged index generally representative of the mid-cap growth market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares
/4/The S&P MidCap 400/BARRA Growth Index is an unmanaged index generally representative of the performance of the highest price-to-book securities in the S&P MidCap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
*Index did not exist.

------
10

     -------------------





Mid Cap Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------
(fees paid directly from your
investment)/1/                              CLASS A  CLASS B CLASS C
--------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                    5.25%    none    none
--------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)        none/2/   5.00%   1.00%
--------------------------------------------------------------------
 (as a percentage of original purchase
 price
 of redemption proceeds, as applicable)
Redemption Fee                                 none    none    none
--------------------------------------------------------------------
Exchange Fee                                   none    none    none
--------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------
(expenses that are deducted from fund
assets)                                     CLASS A  CLASS B CLASS C
--------------------------------------------------------------------
Investment Advisory Fees                       .73%    .73%    .73%
--------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees     .35%   1.00%   1.00%
--------------------------------------------------------------------
Other Expenses/3/                              .26%    .26%    .26%
--------------------------------------------------------------------
Total Annual Fund Operating Expenses          1.34%   1.99%   1.99%
--------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/    (.10%)   none    none
--------------------------------------------------------------------
Net Expenses                                  1.24%   1.99%   1.99%
--------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges."
/3/ Expense information has been restated to reflect current fees.
/4/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.24% for Class A shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them for the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  645     $  702       $  202       $  302       $  202
----------------------------------------------------------------------
3 Years       918        924          624          624          624
----------------------------------------------------------------------
5 Years     1,211      1,273        1,073        1,073        1,073
----------------------------------------------------------------------
10 Years    2,045      2,149        2,149        2,317        2,317
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A shares would be
  $654.
/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  11
     one  group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Mid Cap Value Fund

-----------------

What is the goal of the Mid Cap Value Fund?

The Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.
What are the Mid Cap Value Fund's main investment strategies?


The Fund invests mainly in equity securities of companies with below-market average price-to-earnings and price-to-book value ratios and with market capitalizations of $500 million to $10 billion. In choosing investments, the Fund considers the issuer's soundness and earnings prospects. In seeking to achieve the objective of capital appreciation, Banc One Investment Advisors looks at anticipated changes that may positively impact the value of the company such as new products, deployment of new technologies, cost cutting efforts and changes in management. As a secondary consideration, Banc One Investment Advisors looks for companies that have the potential to increase their dividends over time. If Banc One Investment Advisors thinks that a company's fundamentals are declining or that a company's ability to pay dividends has been impaired, it may eliminate the Fund's holding of the company's stock. For more information about the Mid Cap Value Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Mid Cap Value Fund?

The main risks of investing in the Mid Cap Value Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Mid Cap Value Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Mid Cap Value Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or mid-cap value stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of small companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
12

     -------------------



Mid Cap Value Fund

How has the Mid Cap Value Fund performed?

By showing the variability of the Mid Cap Value Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE MID CAP VALUE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                             1990        (14.71)%
                             1991          26.67%
                             1992          12.60%
                             1993          12.95%
                             1994         (0.71)%
                             1995          25.69%
                             1996          16.11%
                             1997          34.88%
                             1998           5.40%
                             1999         (0.27)%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 17.37%.

/2/For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from March 2, 1989 to February 17, 1992, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 15.85% 4Q1998   Worst Quarter: -17.80% 3Q1990
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

--------------------------------------------------------------------------------

                                1 YEAR 5 YEARS 10 YEARS PERFORMANCE
                    INCEPTION                              SINCE
                  DATE OF CLASS                           3/2/89
Class A              2/18/92    -5.50% 14.41%   10.34%    11.21%
-------------------------------------------------------------------
Class B              1/14/94    -5.54% 14.52%   10.11%    10.95%
-------------------------------------------------------------------
Class C              3/22/99    -1.74% 14.82%   10.13%    10.96%
-------------------------------------------------------------------
S&P MidCap 400
 Index/2/                       14.72% 23.05%   17.32%    18.34%
-------------------------------------------------------------------
Russell Mid Cap
 Value Index/3/                 -0.11% 18.01%   13.81%    14.10%
-------------------------------------------------------------------
S&P MidCap
 400/BARRA Value
 Index/4/                        2.33% 18.15%     *          *

/1/For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from March 2, 1989 to February 17, 1992. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from March 2, 1989 to January 13, 1994. For periods prior to the commencement of operations of Class C on March 22, 1999, Class C performance is based on Class B from March 2, 1989 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

/2/The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares. The benchmark index for the Mid Cap Value Fund has changed from the Russell Mid Cap Value Index to the S&P MidCap 400 Index in order to better represent the investment policies of the Fund for comparison purposes.
/3/The Russell Mid Cap Value Index is an unmanaged index generally representative of the performance of the mid-cap value market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/4/The S&P MidCap 400/BARRA Value Index is an unmanaged index generally representative of the performance of the lowest price-to-book securities in the S&P Mid Cap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
* Index did not exist.

------
  13
     one  group(R)

     -------------------




FUND SUMMARY

Mid Cap Value Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
---------------------------------------------------------------------
(fees paid directly from your
investment)/1/                              CLASS A   CLASS B CLASS C
---------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                   5.25%      none    none
---------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)          none/2/  5.00%   1.00%
---------------------------------------------------------------------
 (as a percentage of original purchase
 price of redemption proceeds, as
 applicable)
Redemption Fee                                none      none    none
---------------------------------------------------------------------
Exchange Fee                                  none      none    none
---------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS A   CLASS B CLASS C
---------------------------------------------------------------------
Investment Advisory Fees                      .74%      .74%    .74%
---------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    .35%     1.00%   1.00%
---------------------------------------------------------------------
Other Expenses/3/                             .25%      .25%    .25%
---------------------------------------------------------------------
Total Annual Fund Operating Expenses         1.34%     1.99%   1.99%
---------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/   (.13%)    (.03%)  (.03%)
---------------------------------------------------------------------
Net Expenses                                 1.21%     1.96%   1.96%
---------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.21% for Class A shares, 1.96% for Class B shares and 1.96% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.
Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.


           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  642     $  699       $  199       $  299       $  199
----------------------------------------------------------------------
3 Years       915        922          622          622          622
----------------------------------------------------------------------
5 Years     1,209      1,270        1,070        1,070        1,070
----------------------------------------------------------------------
10 Years    2,042      2,147        2,147        2,314        2,314
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for would be as follows:

  Class A           $654
  Class B (with
   redemption)      $702
  Class B (no
   redemption)      $202
  Class C (with
   redemption)      $302
  Class C (no
   redemption)      $202

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
14
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Diversified Mid Cap Fund

-----------------

What is the goal of the Diversified Mid Cap Fund?

The Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

What are the Diversified Mid Cap Fund's main investment strategies?

The Fund invests mainly in equity securities of mid-cap companies. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion. The Fund looks for companies of this size with strong potential, stable market share and an ability to quickly respond to new business opportunities. In choosing securities, the Fund invests in mid-cap and other companies across different capitalization levels targeting both value- and growth-oriented companies. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market. For more information about the Diversified Mid Cap Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Diversified Mid Cap Fund?

The main risks of investing in the Diversified Mid Cap Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Diversified Mid Cap Fund will change every day in response to market conditions. You may lose money if you invest in the Diversified Mid Cap Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or mid-cap stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  15
     one group(R)

     -------------------

FUND SUMMARY

Diversified Mid Cap Fund

How has the Diversified Mid Cap Fund performed?

By showing the variability of the Diversified Mid Cap Fund performance from year to year, the chart and the table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE DIVERSIFIED MID CAP FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                           1990             (8.98)%
                           1991              34.81%
                           1992              24.43%
                           1993              24.04%
                           1994             (3.26)%
                           1995              19.74%
                           1996              24.93%
                           1997              27.58%
                           1998               4.28%
                           1999              10.39%

/1/ For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 25.09%. The above-quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus Mid Cap Opportunity Fund, and the Pegasus Mid Cap Opportunity Fund for the period prior to the consolidation with the One Group Diversified Mid Cap Fund on March 22, 1999. The predecessor to the Pegasus Mid Cap Opportunity Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Mid Cap Opportunity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. For periods prior to the commencement of operations of Class A shares on May 1, 1992, Class A performance is based on common trust fund performance from December 31, 1983 to May 31, 1991 and Class I performance from June 1, 1991 to April 30, 1992, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 22.63% 4Q1998   Worst Quarter: -20.72% 3Q1998
--------------------------------------------------------------------------------

------
16

     -------------------



Diversified Mid Cap Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                   INCEPTION   1 YEAR 5 YEARS 10 YEARS PERFORMANCE
                 DATE OF CLASS                            SINCE
                                                        12/31/83
Class A              5/1/92     4.58% 15.79%   14.32%    13.69%
------------------------------------------------------------------
Class B             9/23/96     5.64% 16.03%   14.06%    13.24%
------------------------------------------------------------------
Class C             3/22/99     8.82% 16.24%   14.06%    13.25%
------------------------------------------------------------------
S&P MidCap 400
 Index/2/                      14.72% 23.05%   17.32%    17.18%
------------------------------------------------------------------
Russell 2500
 Index/3/                      24.15% 19.43%   15.05%    13.92%

/1/The above-quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus Mid Cap Opportunity Fund, and the Pegasus Mid Cap Opportunity Fund for the period prior to the consolidation with the One Group Diversified Mid Cap Fund on March 22, 1999. The predecessor to the Pegasus Mid Cap Opportunity Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Mid Cap Opportunity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. For periods prior to the commencement of operations of Class A shares on May 1, 1992, Class A performance is based on common trust fund performance from December 31, 1983 to May 31, 1991 and Class I performance from June 1, 1991 to April 30, 1992. For periods prior to the commencement of operations of Class B shares on September 23, 1996, Class B performance is based on Class A from December 31, 1983 to September 22, 1996. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B from December 31, 1983 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The S&P MidCap 400 Index is an unmanaged index generally representative of the mid-size company segment of the U.S. market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares. The benchmark index for the Diversified Mid Cap Fund has been changed from the Russell 2500 Index to the S&P MidCap 400 Index in order to better represent the investment policies of the Fund for comparison purposes.
/3/The Russell 2500 Index is an unmanaged index generally representative of the performance of the 2500 smallest companies in the Russell 3000 index which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

------
  17
     one  group(R)

     -------------------



FUND SUMMARY

Diversified Mid Cap Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
---------------------------------------------------------------------
(fees paid directly from your
investment)/1/                              CLASS A   CLASS B CLASS C
---------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                   5.25%      none    none
---------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)          none/2/  5.00%   1.00%
---------------------------------------------------------------------
 (as a percentage of original purchase
 price of
 redemption proceeds, as applicable)
Redemption Fee                                none      none    none
---------------------------------------------------------------------
Exchange Fee                                  none      none    none
---------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS A   CLASS B CLASS C
---------------------------------------------------------------------
Investment Advisory Fees                      .74%      .74%    .74%
---------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    .35%     1.00%   1.00%
---------------------------------------------------------------------
Other Expenses/3/                             .26%      .26%    .26%
---------------------------------------------------------------------
Total Annual Fund Operating Expenses         1.35%     2.00%   2.00%
---------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/   (.11%)    (.01%)  (.01%)
---------------------------------------------------------------------
Net Expenses                                 1.24%     1.99%   1.99%
---------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.24% for Class A shares, 1.99% for Class B shares and 1.99% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  645     $  702       $  202       $  302       $  202
----------------------------------------------------------------------
3 Years       920        926          626          626          626
----------------------------------------------------------------------
5 Years     1,216      1,277        1,077        1,077        1,077
----------------------------------------------------------------------
10 Years    2,055      2,159        2,159        2,326        2,326
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A                    $655
   Class B (with redemption)  $703
   Class B (no redemption)    $203
   Class C (with redemption)  $303
   Class C (no redemption)    $203

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
18
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Large Cap Growth Fund

-----------------

What is the goal of the Large Cap Growth Fund?

The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

What are the Large Cap Growth Fund's main investment strategies?

The Fund invests mainly in equity securities of large, well-established companies. The weighted average capitalization of companies in which the Fund invests normally will exceed the median market capitalization of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")./1/ For more information about the Large Cap Growth Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Large Cap Growth Fund?

The main risks of investing in the Large Cap Growth Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Large Cap Growth Fund will change every day in response to market conditions. You may lose money if you invest in the Large Cap Growth Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or large-cap growth stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

------
  19
     one group(R)

     -------------------

FUND SUMMARY

Large Cap Growth Fund

How has the Large Cap Growth Fund performed?

By showing the variability of the Large Cap Growth Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE LARGE CAP GROWTH FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/,/2/  -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [GRAPH]

                             1993          13.51%
                             1994           6.18%
                             1995          26.43%
                             1996          16.87%
                             1997          32.31%
                             1998          44.33%
                             1999          27.49%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was -5.49%

/2/For periods prior to the commencement of operations of Class A shares on February 22, 1994, Class A performance is based on Class I performance from February 28, 1992 to February 21, 1994, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 24.37% 4Q1998   Worst Quarter: -6.70% 3Q1998
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                            INCEPTION   1 YEAR 5 YEARS PERFORMANCE
                          DATE OF CLASS                   SINCE
                                                         2/28/92
Class A                      2/22/94    20.82% 27.79%    20.66%
------------------------------------------------------------------
Class B                      1/14/94    21.59% 28.21%    20.62%
------------------------------------------------------------------
Class C                      11/4/97    25.59% 28.35%    20.61%
------------------------------------------------------------------
Russell 1000 Growth
 Index/2/                               33.16% 32.42%    21.58%
------------------------------------------------------------------
S&P 500/BARRA Growth
 Index/3/                               28.25% 33.64%    22.29%

/1/For periods prior to the commencement of operations of Class A shares on February 22, 1994, Class A performance is based on Class I performance from February 28, 1992 to February 21, 1994. For periods prior to the commencement of Class B shares on January 14, 1994, Class B performance is based on Class A from February 28, 1992 to January 13, 1994. For periods prior to the commencement of operations of CLass C shares on November 4, 1997, Class C performance is based on Class B from February 28, 1992 to November 3, 1997. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Russell 1000 Growth Index is an unmanaged index representing the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares. The benchmark index for the Large Cap Growth Fund has been changed from the S&P 500/BARRA Growth Index to the Russell 1000 Growth Index in order to better represent the investment policies of the Fund for comparison purposes.
/3/The S&P 500/BARRA Growth Index is an unmanaged index representing the performance of the highest price-to-book securities in the S&P 500 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

------
20

     -------------------





Large Cap Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------
(fees paid directly from your
investment)/1/                              CLASS A  CLASS B CLASS C
--------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                    5.25%    none    none
--------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)        none/2/   5.00%   1.00%
--------------------------------------------------------------------
 (as a percentage of original purchase price of
 redemption proceeds, as applicable)
Redemption Fee                                 none    none    none
--------------------------------------------------------------------
Exchange Fee                                   none    none    none
--------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS A  CLASS B CLASS C
--------------------------------------------------------------------
Investment Advisory Fees                       .69%    .69%    .69%
--------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees     .35%   1.00%   1.00%
--------------------------------------------------------------------
Other Expenses/3/                              .24%    .24%    .24%
--------------------------------------------------------------------
Total Annual Fund Operating Expenses          1.28%   1.93%   1.93%
--------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/    (.10%)   none    none
--------------------------------------------------------------------
Net Expenses                                  1.18%   1.93%   1.93%
--------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense information has been restated to reflect current fees.
/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.18% for Class A shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  639     $  696       $  196       $  296       $  196
----------------------------------------------------------------------
3 Years       900        906          606          606          606
----------------------------------------------------------------------
5 Years     1,181      1,242        1,042        1,042        1,042
----------------------------------------------------------------------
10 Years    1,981      2,085        2,085        2,254        2,254
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A shares would be
   $649.
/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  21
     one  group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Large Cap Value Fund





-----------------
What is the goal of the Large Cap Value Fund?

The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

What are the Large Cap Value Fund's main investment strategies?

The Fund invests mainly in equity securities of large-capitalization companies that are believed to be selling below their long-term investment values. The weighted average capitalization of companies in which the Fund invests normally will exceed the market median capitalization of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")./1/ The Fund also may invest in the stock of companies which have "breakup values" well in excess of current market values or which have uniquely undervalued corporate assets. For more information about the Large Cap Value Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Large Cap Value Fund?

The main risks of investing in the Large Cap Value Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Large Cap Value Fund will change every day in response to market conditions. You may lose money if you invest in the Large Cap Value Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or large-cap value stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

------
22

     -------------------




FUND SUMMARY

Large Cap Value Fund

How has the Large Cap Value Fund performed?

By showing the variability of the Large Cap Value Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE LARGE CAP VALUE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                              1992          8.99%
                              1993          4.39%
                              1994          1.06%
                              1995         24.29%
                              1996         19.60%
                              1997         26.08%
                              1998         14.03%
                              1999         11.59%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 3.86%.

/2/For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from March 1, 1991 to February 17, 1992, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 15.45% 4Q1998   Worst Quarter: -10.62% 3Q1998
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                            INCEPTION   1 YEAR 5 YEARS PERFORMANCE
                                                          SINCE
                          DATE OF CLASS                  3/1/91
Class A                      2/18/92     5.74% 17.71%    12.96%
------------------------------------------------------------------
Class B                      1/14/94     5.86% 17.69%    12.96%
------------------------------------------------------------------
Class C                      3/22/99     9.84% 17.93%    12.97%
------------------------------------------------------------------
S&P 500/BARRA Value
 Index/2/                               12.72% 22.94%    17.11%
------------------------------------------------------------------

/1/For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from March 1, 1991 to February 17, 1992. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from March 1, 1991 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B from March 1, 1991 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The S&P 500/BARRA Value Index is an unmanaged index representing the performance of the lowest price-to-book securities in the S&P 500 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C shares.

------
  23
     one group(R)

     -------------------




FUND SUMMARY

Large Cap Value Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
------------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A  CLASS B CLASS C
------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                5.25%     none    none
------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)      none/2/   5.00%   1.00%
------------------------------------------------------------------
 (as a percentage of original purchase
  price of redemption proceeds, as
  applicable)
Redemption Fee                            none      none    none
------------------------------------------------------------------
Exchange Fee                                 none   none    none
------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                   CLASS A  CLASS B CLASS C
------------------------------------------------------------------
Investment Advisory Fees                     .74%    .74%   .74%
------------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                        .35%   1.00%   1.00%
------------------------------------------------------------------
Other Expenses/3/                            .23%    .23%   .23%
------------------------------------------------------------------
Total Annual Fund Operating Expenses        1.32%   1.97%   1.97%
------------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/4/                           (.10%)   none   none
------------------------------------------------------------------
Net Expenses                                1.22%   1.97%   1.97%
------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense information has been restated to reflect current fees.
/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.22% for Class A shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  643     $  700       $  200       $  300       $  200
----------------------------------------------------------------------
3 Years       912        918          618          618          618
----------------------------------------------------------------------
5 Years     1,201      1,262        1,062        1,062        1,062
----------------------------------------------------------------------
10 Years    2,023      2,128        2,128        2,296        2,296
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A shares would be
  $652.
/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
24
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Equity Income Fund




-----------------
What is the goal of the Equity Income Fund?

The Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

What are the Equity Income Fund's main investment strategies?

The Fund attempts to keep its dividend yield above the Standard & Poor's 500 Composite Price Index ("S&P 500 Index")/1/ by investing in common stock of corporations which regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. As part of its main investment strategy, the Fund may invest in convertible bonds and REITs. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community. For more information about the Equity Income Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a REIT?

A REIT or a real estate investment trust is a pooled investment vehicle which invests in income-producing real estate or real estate loans. REITs are classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs mainly invest directly in real estate and obtain income from collecting rent. Mortgage REITs invest in mortgages and obtain income from collecting interest payments on the mortgages. REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code.

What are the main risks of investing in the Equity Income Fund?

The main risks of investing in the Equity Income Fund and the circumstances likely to adversely affect your investment are described below. The share price and yield of the Equity Income Fund will change every day in response to market conditions. You may lose money if you invest in the Equity Income Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

------
  25
     one group(R)

     -------------------

FUND SUMMARY

Equity Income Fund

Yield. Because of the Fund's emphasis on yield, the Fund may purchase stocks of companies that are out of favor with the financial community. These stocks may have less of a chance for capital appreciation than securities of companies that are considered to be more attractive investments. In addition, there can be no assurance that a company will continue to pay dividends.

Real Estate Securities. The Fund's investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market.

REIT Risk. In addition to the risks facing real estate securities, the Fund's investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
26

     -------------------



Equity Income Fund

How has the Equity Income Fund performed?

By showing the variability of the Equity Income Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE EQUITY INCOME FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES


                                    [GRAPH]

                              1990       (3.47)%
                              1991        23.25%
                              1992         6.59%
                              1993        11.02%
                              1994         0.81%
                              1995        34.49%
                              1996        16.45%
                              1997        32.17%
                              1998        16.76%
                              1999         0.09%

/1/ For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 3.29%.

/2/ For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from July 2, 1987 to February 17, 1992, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 16.60% 2Q1997   Worst Quarter: -9.74% 3Q1990
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                    INCEPTION   1 YEAR 5 YEARS 10 YEARS PERFORMANCE
                                                           SINCE
                  DATE OF CLASS                           7/2/87
Class A              2/18/92    -5.15% 18.05%   12.52%    11.77%
-------------------------------------------------------------------
Class B              1/14/94    -5.42% 18.28%   12.36%    11.51%
-------------------------------------------------------------------
Class C              11/4/97    -1.59% 18.54%   12.39%    11.53%
-------------------------------------------------------------------
S&P 500 Index/2/                21.04% 28.56%   18.21%    16.17%
-------------------------------------------------------------------

/1/ For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from July 2, 1987 to February 17, 1992. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from July 2, 1987 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on November 4, 1997, Class C performance is based on Class B from July 2, 1987 to November 3, 1997. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/ The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Funds reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

------
  27
     one group(R)

     -------------------




FUND SUMMARY

Equity Income Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A   CLASS B CLASS C
-------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                 5.25%      none    none
-------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)        none/2/  5.00%   1.00%
-------------------------------------------------------------------
 (as a percentage of original purchase
 price of redemption proceeds, as
 applicable)
Redemption Fee                              none      none    none
-------------------------------------------------------------------
Exchange Fee                                none      none    none
-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                   CLASS A   CLASS B CLASS C
-------------------------------------------------------------------
Investment Advisory Fees                    .74%      .74%    .74%
-------------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                       .35%     1.00%   1.00%
-------------------------------------------------------------------
Other Expenses/3/                           .24%      .24%    .24%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses       1.33%     1.98%   1.98%
-------------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/4/                          (.10%)     none    none
-------------------------------------------------------------------
Net Expenses                               1.23%     1.98%   1.98%
-------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense Information has been restated to reflect current fees.
/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.23% for Class A shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  644     $  701       $  201       $  301       $  201
----------------------------------------------------------------------
3 Years       915        921          621          621          621
----------------------------------------------------------------------
5 Years     1,206      1,268        1,068        1,068        1,068
----------------------------------------------------------------------
10 Years    2,034      2,139        2,139        2,306        2,306
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A shares would be
   $653.
/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
28
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Diversified Equity Fund






-----------------
What is the goal of the Diversified Equity Fund?

The Fund seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

What are the Diversified Equity Fund's main investment strategies?

The Fund invests mainly in common stocks of companies that have good fundamentals and reasonable valuations with the potential for continued earnings growth over time. The Fund uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value- and growth-oriented companies. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market. For more information about the Diversified Equity Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Diversified Equity Fund?

The main risks of investing in the Diversified Equity Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Diversified Equity Fund will change every day in response to market conditions. You may lose money if you invest in the Diversified Equity Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  29
     one  group(R)

     -------------------





FUND SUMMARY

Diversified Equity Fund

How has the Diversified Equity Fund performed?

By showing the variability of the Diversified Equity Fund performance from year to year, the charts and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE DIVERSIFIED EQUITY FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

TOTAL RETURN (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                             1990           1.40%
                             1991          38.13%
                             1992          13.64%
                             1993           7.33%
                             1994         (3.64)%
                             1995          27.54%
                             1996          21.42%
                             1997          34.53%
                             1998          27.96%
                             1999          13.51%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 2.76%.

/2/The above quoted performance data includes the performance of the Paragon
  Value Equity Income Fund for the period before its consolidation with the One Group Diversified Equity Fund on March 26, 1996.

--------------------------------------------------------------------------------
Best Quarter: 21.43% 4Q1998   WORST QUARTER: -11.31% 3Q1990
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                    INCEPTION   1 YEAR  5 YEARS 10 YEARS  PERFORMANCE
                  DATE OF CLASS                          SINCE 12/29/89
Class A             12/29/89     7.58%   23.45%  16.78%      16.87%
-----------------------------------------------------------------------
Class B               9/9/94     7.69%   23.64%  16.58%      16.65%
-----------------------------------------------------------------------
Class C              11/4/97    11.76%   23.88%  16.62%      16.67%
-----------------------------------------------------------------------
S&P 500 Index/2/                21.04%   28.56%  18.21%      18.21%
-----------------------------------------------------------------------
S&P
 SuperComposite
 1500 Index/3/                  20.26%   27.55%      *           *

/1/The above quoted performance data includes the performance of the Paragon
  Value Equity Income Fund for the period before its consolidation with the One Group Diversified Equity Fund on March 26, 1996. For periods prior to the commencement of operations of Class B shares on September 9, 1994, Class B performance is based on Class A from December 29, 1989 to September 8, 1994. For periods prior to the commencement of operations of Class C shares on November 4, 1997, Class C performance is based on Class B from December 29, 1989 to November 3, 1997. Class B and C performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/ The S&P SuperComposite 1500 Index is an unmanaged index consisting of those stocks making up the S&P 500, S&P MidCap 400 and S&P SmallCap 600 indices representing approximately 87% of the total U.S. equity market capitalization. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
*   Index did not exist

------
30

     -------------------







Diversified Equity Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A   CLASS B CLASS C
-------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                 5.25%      none    none
-------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)        none/2/  5.00%   1.00%
-------------------------------------------------------------------
 (as a percentage of original purchase
 price of
 redemption proceeds, as applicable)
Redemption Fee                              none      none    none
-------------------------------------------------------------------
Exchange Fee                                none      none    none
-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                   CLASS A   CLASS B CLASS C
-------------------------------------------------------------------
Investment Advisory Fees                    .72%      .72%    .72%
-------------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                       .35%     1.00%   1.00%
-------------------------------------------------------------------
Other Expenses/3/                           .23%      .23%    .23%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses       1.30%     1.95%   1.95%
-------------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/4/                          (.10%)     none    none
-------------------------------------------------------------------
Net Expenses                               1.20%     1.95%   1.95%
-------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense information has been restated to reflect current fees.
/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.20% for Class A shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  641     $  698       $  198       $  298       $  198
----------------------------------------------------------------------
3 Years       906        912          612          612          612
----------------------------------------------------------------------
5 Years     1,191      1,252        1,052        1,052        1,052
----------------------------------------------------------------------
10 Years    2,002      2,107        2,107        2,275        2,275
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A would be $650. /2/Class B shares automatically convert to Class A shares after eight (8)
  years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  31
     one  group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Balanced Fund







-----------------
What is the goal of the Balanced Fund?

The Fund seeks to provide total return while preserving capital.

What are the Balanced Fund's main investment strategies?

The Fund invests in a combination of stocks (including both growth and value securities), fixed income securities and money market instruments. Banc One Investment Advisors will regularly review the Fund's asset allocations and vary them over time to favor investments that it believes will provide the most favorable total return. In making asset allocation decisions, Banc One Investment Advisors will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns. Because the Fund seeks total return over the long term, Banc One Investment Advisors will not attempt to time the market. Rather, asset allocation shifts will be made gradually over time. For more information about the Balanced Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Balanced Fund?

The main risks of investing in the Balanced Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Balanced Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Balanced Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Market Risk. The Fund invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk. In connection with the Fund's fixed income strategy, the Fund invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

------
32

     -------------------


Balanced Fund

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and riskier in terms of both liquidity and value than traditional investments.

Prepayment and Call Risk. As part of its fixed income investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  33
     one group(R)

     -------------------



FUND SUMMARY

Balanced Fund

How has the Balanced Fund performed?

By showing the variability of the Balanced Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE BALANCED FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                              1994        (3.23)%
                              1995         24.72%
                              1996         12.39%
                              1997         22.26%
                              1998         19.46%
                              1999          7.38%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.12%.

--------------------------------------------------------------------------------

Best Quarter: 12.36% 4Q1998   Worst Quarter: -4.22% 3Q1998
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/,/2/
--------------------------------------------------------------------------------

                             INCEPTION 1 YEAR 5 YEARS  PERFORMANCE
                         DATE OF CLASS                SINCE 4/2/93
Class A                      4/2/93     1.73% 15.81%     11.76%
------------------------------------------------------------------
Class B                     1/14/94     1.57% 16.01%     11.84%
------------------------------------------------------------------
Class C                     5/30/00     5.57% 16.25%     11.83%
------------------------------------------------------------------
S&P 500 Index/3/                       21.04% 28.56%     22.39%
------------------------------------------------------------------
Lehman Brothers
 Intermediate
 Government/Credit Bond
 Index/4/                               0.39%  7.10%     5.56%
------------------------------------------------------------------
Lipper Balanced Funds
 Index/5/                               8.98% 16.33%     12.92%

/1/The table above compares the average annual return of the Fund, which holds a mix of stocks, bonds and other debt securities to an unmanaged, broad-based index (i.e., the S&P 500 Index) as well as supplemental indices for the period indicated.

/2/For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from April 2, 1993 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on May 30, 2000, Class C performance is based on Class B from April 2, 1993 to May 29, 2000. Class B and C performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/3/The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/4/The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market-weighted index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities between five and 10 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/5/The Lipper Balanced Funds Index is an index of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such investment management fees. These expenses are not identical to the expenses charged by the Fund.

------
34

     -------------------







Balanced Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A   CLASS B CLASS C
-------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                 5.25%      none    none
-------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)        none/2/  5.00%   1.00%
-------------------------------------------------------------------
 (as a percentage of original purchase
 price of
 redemption proceeds, as applicable)
Redemption Fee                              none      none    none
-------------------------------------------------------------------
Exchange Fee                                none      none    none
-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                   CLASS A   CLASS B CLASS C
-------------------------------------------------------------------
Investment Advisory Fees                    .65%      .65%    .65%
-------------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                       .35%     1.00%   1.00%
-------------------------------------------------------------------
Other Expenses/3/                           .36%      .36%    .36%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses       1.36%     2.01%   2.01%
-------------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/4/                          (.22%)    (.12%)  (.12%)
-------------------------------------------------------------------
Net Expenses                               1.14%     1.89%   1.89%
-------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.14% for Class A shares, 1.89% for Class B shares and 1.89% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS
             A     CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                    ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                  REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                   THE END OF                THE END OF
                   EACH PERIOD               EACH PERIOD
---------------------------------------------------------------------
1 Year/1/  $  635    $  692       $  192       $  292       $  192
---------------------------------------------------------------------
3 Years       913       919          619          619          619
---------------------------------------------------------------------
5 Years     1,211     1,272        1,072        1,072        1,072
---------------------------------------------------------------------
10 Years    2,056     2,161        2,161        2,328        2,328
---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A            $656
   Class B (with
    redemption)       $704
   Class B (no
    redemption)       $204
   Class C (with
    redemption)       $304
   Class C (no
    redemption)       $204

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.


------
  35
     one  group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Equity Index Fund






-----------------
What is the goal of the Equity Index Fund?

The Fund seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")./1/

What are the Equity Index Fund's main investment strategies?

The Fund invests mainly in stocks included in the S&P 500 Index. The Fund also may invest in stock index futures and other equity derivatives. Banc One Investment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund's expenses. For more information about the Equity Index Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Equity Index Fund?

The main risks of investing in the Equity Index Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Equity Index Fund will change every day in response to market conditions. You may lose money if you invest in the Equity Index Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Index Investing. The Fund attempts to track the performance of the S&P 500 Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or S&P 500 Index stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

------
36

     -------------------





Equity Index Fund

How has the Equity Index Fund performed?

By showing the variability of the Equity Index Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE EQUITY INDEX FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                              1992          6.53%
                              1993          9.10%
                              1994          0.76%
                              1995         36.66%
                              1996         22.18%
                              1997         32.69%
                              1998         27.93%
                              1999         20.26%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was -1.77%.

/2/For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from July 2, 1991 to February 17, 1992, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 21.23%  4Q1998   Worst Quarter: -10.02% 3Q1998
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                    INCEPTION   1 YEAR 5 YEARS PERFORMANCE
                  DATE OF CLASS                   SINCE
                                                 7/2/91
Class A              2/18/92    13.93% 26.43%    18.67%
----------------------------------------------------------
Class B              1/14/94    14.36% 26.68%    18.59%
----------------------------------------------------------
Class C              11/4/97    18.44% 26.91%    18.64%
----------------------------------------------------------
S&P 500 Index/2/                21.04% 28.56%    19.87%

/1/For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from July 2, 1991 to February 17, 1992. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from July 2, 1991 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on November 4, 1997, Class C performance is based on Class B from July 2, 1991 to November 3, 1997. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

------
  37
     one group(R)

     -------------------







FUND SUMMARY

Equity Index Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A   CLASS B CLASS C
-------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                 5.25%      none    none
-------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)        none/2/  5.00%   1.00%
-------------------------------------------------------------------
 (as a percentage of original purchase
 price of
 redemption proceeds, as applicable)
Redemption Fee                              none      none    none
-------------------------------------------------------------------
Exchange Fee                                none      none    none
-------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                   CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Investment Advisory Fees                    .30%    .30%    .30%
-----------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                       .35%   1.00%   1.00%
-----------------------------------------------------------------
Other Expenses/3/                           .27%    .27%    .27%
-----------------------------------------------------------------
Total Annual Fund Operating Expenses        .92%   1.57%   1.57%
-----------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/4/                          (.32%)  (.22%)  (.22%)
-----------------------------------------------------------------
Net Expenses                                .60%   1.35%   1.35%
-----------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .60% for Class A shares, 1.35% for Class B shares and 1.35% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.
Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  583     $  637       $  137       $  237       $  137
----------------------------------------------------------------------
3 Years       773        774          474          474          474
----------------------------------------------------------------------
5 Years       978      1,034          834          834          834
----------------------------------------------------------------------
10 Years    1,569      1,674        1,674        1,849        1,849
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

  Class A           $614
  Class B (with
   redemption)      $660
  Class B (no
   redemption)      $160
  Class C (with
   redemption)      $260
  Class C (no
   redemption)      $160

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
38
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Market Expansion Index Fund







                                                                      MAIN RISKS
-----------------
What is the goal of the Market Expansion Index Fund?

The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor's Small Cap 600 Index ("S&P Small Cap 600") and the Standard & Poor's Mid Cap 400 Index ("S&P Mid Cap 400")./1/

What are the Market Expansion Index Fund's main investment strategies?

The Fund invests in a representative sampling of stocks of medium-sized and small U.S. companies that are included in the S&P Small Cap 600 and S&P Mid Cap 400 and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. (Not all of the stocks in the indices are included in the Fund.) The Fund uses a sampling methodology to determine which stocks to purchase or sell in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between its portfolio and that of the indices of at least 0.95, without taking into account the Fund's expenses. For more information about the Market Expansion Index Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Market Expansion Index Fund?

The main risks of investing in the Market Expansion Index Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Market Expansion Index Fund and its yield will change every day in response to economic and other market conditions. You may lose money if you invest in the Market Expansion Index Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Index Investing. The Fund attempts to track the performance of the S&P Small Cap 600 Index and the S&P Mid Cap 400 Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Market Risk. The Fund invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or small-cap and mid-cap stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

/1/"S&P Small Cap 600" and "S&P Mid Cap 400" are registered service marks of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

------
  39
     one group(R)

     -------------------

FUND SUMMARY

Market Expansion Index Fund

Smaller Companies. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Market Expansion Index Fund performed?

By showing the variability of the Market Expansion Index Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE MARKET EXPANSION INDEX FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------



                                    [GRAPH]

                             1999           11.27%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 16.38%.

--------------------------------------------------------------------------------
Best Quarter: 15.03% Q1999   Worst Quarter: -7.61% 1Q1999
--------------------------------------------------------------------------------
The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                             INCEPTION   1 YEAR PERFORMANCE
                           DATE OF CLASS           SINCE
                                                  7/31/98
Class A                       7/31/98     5.46%   10.92%
-----------------------------------------------------------
Class B                       7/31/98     8.16%   13.21%
-----------------------------------------------------------
Class C                       3/22/99     9.61%   14.13%
-----------------------------------------------------------
S&P MidCap 400 Index/2/                  14.72%   20.91%
-----------------------------------------------------------
S&P SmallCap 600 Index/3/                12.40%    9.15%
-----------------------------------------------------------

/1/For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B performance form July 31, 1998 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/The S&P SmallCap 600 Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

------
40

     -------------------








Market Expansion Index Fund

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-----------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                  5.25%   none    none
-----------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)      none/2/  5.00%   1.00%
-----------------------------------------------------------------
 (as a percentage of original purchase
 price of
 redemption proceeds, as applicable)
Redemption Fee                               none   none    none
-----------------------------------------------------------------
Exchange Fee                                 none   none    none
-----------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                   CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Investment Advisory Fees                    .35%    .35%    .35%
-----------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                       .35%   1.00%   1.00%
-----------------------------------------------------------------
Other Expenses/3/                           .53%    .53%    .53%
-----------------------------------------------------------------
Total Annual Fund Operating Expenses       1.23%   1.88%   1.88%
-----------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/4/                          (.41%)  (.31%)  (.31%)
-----------------------------------------------------------------
Net Expenses                                .82%   1.57%   1.57%
-----------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense information has been restated to reflect current fees.
/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .82% for Class A shares, 1.57% for Class B shares and 1.57% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.
Examples
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.


           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  604     $  660       $  160       $  260       $  160
----------------------------------------------------------------------
3 Years       856        861          561          561          561
----------------------------------------------------------------------
5 Years     1,128      1,187          987          987          987
----------------------------------------------------------------------
10 Years    1,901      2,006        2,006        2,176        2,176
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

  Class A                    $644
  Class B (with redemption)  $691
  Class B (no redemption)    $191
  Class C (with redemption)  $291
  Class C (no redemption)    $191

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  41
     one  group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Technology Fund







-----------------
What is the goal of the Technology Fund?

The Fund is designed to provide long-term capital growth.

What are the Technology Fund's main investment strategies?

The Fund mainly invests in equity securities of companies that have developed, or are expected to develop, products, processes or services that will provide significant technological advances and improvements. This may include, for example, companies that develop, produce or distribute products in the computer, electronics and communications sectors. In selecting investments, the Fund will generally invest in companies that are positioned for accelerated growth or higher earnings. In addition, the Fund also may invest in companies (regardless of size) whose stocks appear to be trading below their true value. For more information about the Technology Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Technology Fund?

The main risks of investing in the Technology Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Technology Fund will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Technology Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Securities of Technology Companies: The Fund's performance is closely tied to and affected by the technology sector. The stock price of technology companies tends to be more volatile than the stock price of companies in other industries. In addition, the valuation of many technology stocks could be high when considered by such traditional measures of value as price-to-earnings ratios. Competitive pressures also may have a significant effect on the financial condition of technology-sensitive companies. Further, because of the rapid pace of technological development, products and services produced by companies in which the Fund invests may become obsolete or have relatively short product cycles. As a result, the Fund's value and its returns may be considerably more volatile and pose greater risks than the values and returns of other mutual funds that do not focus their investments on companies in the technology sector.

Smaller Companies. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund. Finally, emerging companies in the technology sector may not be profitable and may not anticipate earning profits in the foreseeable future.

------
42

     -------------------


Technology Fund

Market Risk. The Fund invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Initial public offerings ("IPOs") and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or technology stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Non-Diversified. The Fund is considered non-diversified and can invest more of its assets in securities of a single issuer than a "diversified" fund. In addition, the Fund's investments are concentrated in the technology sector. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the technology sector of the economy.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund began operations on July 28, 2000, and does not have a full calendar year of investment returns at the date of this prospectus.

------
  43
     one group(R)

     -------------------







FUND SUMMARY

Technology Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
------------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A  CLASS B CLASS C
------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                  5.25%    none    none
------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)      none/2/   5.00%   1.00%
------------------------------------------------------------------
 (as a percentage of original purchase
 price of
 redemption proceeds, as applicable)
Redemption Fee                               none    none    none
------------------------------------------------------------------
Exchange Fee                                 none    none    none
------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                   CLASS A  CLASS B CLASS C
------------------------------------------------------------------
Investment Advisory Fees                    1.00%   1.00%   1.00%
------------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                        .35%   1.00%   1.00%
------------------------------------------------------------------
Other Expenses/3/                            .50%    .50%    .50%
------------------------------------------------------------------
Total Annual Fund Operating Expenses        1.85%   2.50%   2.50%
------------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/4/                           (.30%)  (.20%)  (.20%)
------------------------------------------------------------------
Net Expenses                                1.55%   2.30%   2.30%
------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more and for shares purchased during the subscription period. Please see "Sales Charges."

/3/Other Expenses are based on estimated amounts for the current fiscal year.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.55% for Class A shares, 2.30% for Class B shares and 2.30% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A    CLASS B      CLASS B      CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  674     $  733        $233         $333         $233
----------------------------------------------------------------------
3 Years     1,049      1,060         760          760          760
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

  Class A             $703
  Class B (with
   redemption)        $753
  Class B (no
   redemption)        $253
  Class C (with
   redemption)        $353
  Class C (no
   redemption)        $253

------
44
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

International Equity Index Fund







-----------------
What is the goal of the International Equity Index Fund?

The Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index./1/

What are the International Equity Index Fund's main investment strategies?

The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index. The Fund also may invest in stock index futures. Banc One Investment Advisors attempts to track the performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund's expenses. As part of its investment strategy, the Fund may invest in securities of emerging international markets such as Mexico, Chile and Brazil. Banc One Investment Advisors selects securities of emerging markets that are included in the Morgan Stanley Emerging Market Free Index based on size, risk and the ease of investing in the country's market (e.g., reasonable settlement procedures). Most of the Fund's assets will be denominated in foreign currencies. For more information about the International Equity Index Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the International Equity Index Fund?

The main risks of investing in the International Equity Index Fund and the circumstances likely to adversely affect your investment are described below. The share price of the International Equity Index Fund will change every day in response to market conditions. You may lose money if you invest in the International Equity Index Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Index Investing. The Fund attempts to track the performance of the MSCI EAFE GDP Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

/1/Gross Domestic Product Weighted Morgan Stanley Capital International Europe,
  Australasia and Far East Index. MSCI EAFE GDP Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

------
  45
     one group(R)

     -------------------

FUND SUMMARY

International Equity Index Fund

Emerging Market Risk. The Fund may invest up to 10% of its net assets in securities of emerging international markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or stocks comprising the MSCI EAFE GDP Index in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
46

     -------------------


International Equity Index Fund

How has the International Equity Index Fund performed?

By showing the variability of the International Equity Index Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE INTERNATIONAL EQUITY INDEX FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                             1993          29.32%
                             1994           3.61%
                             1995          10.09%
                             1996           6.31%
                             1997           5.44%
                             1998          21.36%
                             1999          33.39%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was -13.73%.

/2/For periods prior to the commencement of operations of Class A shares on April 23, 1993, Class A performance is based on Class I performance from October 28, 1992 to April 22, 1993, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 20.41% 4Q1998   Worst Quarter: -14.56% 3Q1998
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/

--------------------------------------------------------------------------------

                          INCEPTION   1 YEAR 5 YEARS PERFORMANCE
                        DATE OF CLASS                   SINCE
                                                      10/28/92
Class A                    4/23/93    26.37% 13.60%    13.93%
----------------------------------------------------------------
Class B                    1/14/94    27.16% 13.60%    13.84%
----------------------------------------------------------------
Class C                    11/4/97    31.26% 13.99%    13.95%
----------------------------------------------------------------
MSCI EAFE GDP Index/2/                31.00% 16.00%    16.78%

/1/For periods prior to the commencement of operations of Class A shares on April 23, 1993, Class A performance is based on Class I performance from October 28, 1992 to April 22, 1993. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from October 28, 1992 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on November 4, 1997, Class C performance is based on Class B from October 28, 1992 to November 3, 1997. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The MSCI EAFEGDP Index is an unmanaged index generally representative of the performance of international stock markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

------
  47
     one group(R)

     -------------------



FUND SUMMARY

International Equity Index Fund

Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
------------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A  CLASS B CLASS C
------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                  5.25%    none    none
------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)
------------------------------------------------------------------
 (as a percentage of original purchase
  price of
  redemption proceeds, as applicable)     none/2/   5.00%   1.00%
Redemption Fee                               none    none    none
------------------------------------------------------------------
Exchange Fee                                 none    none    none
------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                   CLASS A  CLASS B CLASS C
------------------------------------------------------------------
Investment Advisory Fees                     .55%    .55%    .55%
------------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                        .35%   1.00%   1.00%
------------------------------------------------------------------
Other Expenses/3/                            .38%    .38%    .38%
------------------------------------------------------------------
Total Annual Fund Operating Expenses        1.28%   1.93%   1.93%
------------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/4/                           (.10%)   none    none
------------------------------------------------------------------
Net Expenses                                1.18%   1.93%   1.93%
------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.

/2/Except for purchases of $1 million or more. Please see "Sales Charges."

/3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.18% for Class A shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/    CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING   ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTIONAT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD              EACH PERIOD
---------------------------------------------------------------------
1 Year/1/  $  639     $  696       $  196       $  296      $  196
---------------------------------------------------------------------
3 Years       900        906          606          606         606
---------------------------------------------------------------------
5 Years     1,181      1,242        1,042        1,042       1,042
---------------------------------------------------------------------
10 Years    1,981      2,085        2,085        2,254       2,254
---------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses for Class A shares would be
  $649.
/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
48
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Diversified International Fund







                                                              -----------------
What is the goal of the Diversified International Fund?

The Fund seeks long-term capital growth by investing primarily in equity securities of foreign issuers.

What are the Diversified International Fund's main investment strategies?

The Fund invests mainly in the securities of companies located in Europe, Asia and Latin America. The Fund also will invest in other regions and countries that present attractive investment opportunities, including developing countries. In selecting a country for investment, Banc One Investment Advisors analyzes the global economic and political situation, as well as the securities market of selected countries. In selecting individual securities, Banc One Investment Advisors selects a representative sampling of the companies comprising the individual country's stock market index. For more information about the Diversified International Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Diversified International Fund?

The main risks of investing in the Diversified International Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Diversified International Fund will change every day in response to market conditions. You may lose money if you invest in the Diversified International Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. Because the Fund may invest over 25% of its total assets in a single country, political and economic developments in that country will have a greater impact on the performance of the Fund than would be the case if the Fund were more widely diversified.

Emerging Market Risk. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a

------
  49
     one group(R)

     -------------------

FUND SUMMARY

Diversified International Fund

company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
50

     -------------------




Diversified International Fund


How has the Diversified International Fund performed?

By showing the variability of the Diversified International Fund performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE DIVERSIFIED INTERNATIONAL FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                           1990            (14.64)%
                           1991               6.10%
                           1992             (6.95)%
                           1993              29.21%
                           1994             (0.30)%
                           1995              11.48%
                           1996               7.45%
                           1997               3.67%
                           1998              16.14%
                           1999              40.88%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was -15.92%. The above quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus International Equity Fund and the Pegasus International Equity Fund for the period prior to the consolidation with One Group Diversified International Fund on March 22, 1999. The predecessor to the Pegasus International Equity Fund commenced operations on December 3, 1994, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus International Equity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------

Best Quarter: 26.90% 4Q1999   Worst Quarter: -22.73% 3Q1990
--------------------------------------------------------------------------------

------
  51
     one group(R)

     -------------------

FUND SUMMARY

Diversified International Fund

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/

--------------------------------------------------------------------------------

                   INCEPTION   1 YEAR 5 YEARS 10 YEARS PERFORMANCE
                 DATE OF CLASS                            SINCE
                                                         4/30/86
Class A             12/3/94    33.48% 14.01%   7.65%     10.66%
------------------------------------------------------------------
Class B             8/26/96    35.00% 14.29%   7.54%     10.41%
------------------------------------------------------------------
Class C             3/22/99    38.93% 14.50%   7.54%     10.40%
------------------------------------------------------------------
MSCI EAFE + EMF
 Index/2/                      30.33% 12.15%   7.24%          *

/1/The above quoted performance data
   includes the performance of a common
   trust fund, the predecessor to the
   Pegasus International Equity Fund, and
   the Pegasus International Equity Fund for the period prior to the consolidation with One Group Diversified International
   Fund on March 22, 1999. The predecessor
   to the Pegasus International Equity Fund commenced operations on December 3, 1994, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus International
   Equity Fund as adjusted to reflect the
   expenses associated with the Fund. The
   common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. For periods prior to the commencement of operations of Class B shares on August
   26, 1996, Class B performance is based on common trust fund performance from April
   30, 1986 to December 2, 1994 and Class A performance from December 3, 1994 to August 25, 1996. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B from April 30, 1986 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Morgan Stanley Capital International
   (MSCI) EAFE + EMF Index is an unmanaged
   index generally representative of the
   performance of international stock
   markets and of emerging markets. The
   performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.
*  Index did not exist.

------
52

     -------------------

Diversified International Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
------------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A  CLASS B CLASS C
------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                  5.25%    none    none
------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)      none/2/   5.00%   1.00%
------------------------------------------------------------------
 (as a percentage of original purchase
 price
 of redemption proceeds, as applicable)
Redemption Fee                               none    none    none
------------------------------------------------------------------
Exchange Fee                                 none    none    none
------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------
(expenses that are deducted from fund
assets)
------------------------------------------------------------------
Investment Advisory Fees                     .80%    .80%    .80%
------------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                        .35%   1.00%   1.00%
------------------------------------------------------------------
Other Expenses/3/                            .28%    .28%    .28%
------------------------------------------------------------------
Total Annual Fund Operating Expenses        1.43%   2.08%   2.08%
------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement4    (.13%)  (.03%)  (.03%)
------------------------------------------------------------------
Net Expenses                                1.30%   2.05%   2.05%
------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.30% for Class A shares, 2.05% for Class B shares, and 2.05% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  650     $  708       $  208       $  308       $  208
----------------------------------------------------------------------
3 Years       942        949          649          649          649
----------------------------------------------------------------------
5 Years     1,254      1,316        1,116        1,116        1,116
----------------------------------------------------------------------
10 Years    2,138      2,242        2,242        2,408        2,408
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

  Class A                    $663
  Class B (with redemption)  $711
  Class B (no redemption)    $211
  Class C (with redemption)  $311
  Class C (no redemption)    $211

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  53
     one group(R)

     -------------------

                                   [GRAPHIC]

More About the Funds


Each of the fifteen funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

--------------------------------------------------------------------------------
Principal Investment Strategies


This prospectus describes fifteen mutual funds with a variety of investment objectives, including total return, capital appreciation, current income, and long-term capital growth. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries:
Investments, Risk & Performance" in the front of this prospectus. They are also described below. There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

--

ONE GROUP SMALL CAP GROWTH FUND. The Fund may invest in common stocks, debt securities, preferred stocks, convertible securities, warrants and other equity securities of small-capitalization companies. The Fund may occasionally hold securities of companies with large capitalizations if doing so contributes to the Fund's investment objective.

 . The Fund invests at least 65% of its total assets in the securities of small-capitalization companies. Small-capitalization companies have market capitalizations ranging from $100 million to $3 billion.

 . Although the Fund may invest up to 35% of its total assets in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents, the Fund's main investment strategy is to invest in equity securities of small-capitalization companies.

--

ONE GROUP SMALL CAP VALUE FUND. The Fund invests mainly in equity securities of small domestic issuers with market capitalizations of $100 million to $3 billion.

 . The Fund invests at least 65% of its total assets in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of small-capitalization companies.

 . The Fund may invest up to 25% of the Fund's net assets in foreign securities.

 . Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents.

------
54

--
ONE GROUP MID CAP GROWTH FUND. The Fund invests in securities of companies that have the potential to produce above-average earnings growth per share over a one to three-year period.

 . At least 80% of the Fund's total assets will be invested in equity securities of mid-cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. Mid-cap companies are defined as companies with market capitalizations of $500 million to $10 billion.

 .A portion of the Fund's assets will be held in cash equivalents.

--
ONE GROUP MID CAP VALUE FUND. The Fund invests mainly in equity securities of mid-cap companies with below-market average price-to-earnings and price-to-book value ratios. Mid-Cap companies are defined as companies with market capitalizations of $500 million to $10 billion.

 . At least 80% of the Fund's total assets will be invested in equity securities, including common stock and debt securities and preferred stocks both of which are convertible into common stocks.

 .A portion of the Fund's assets will be held in cash equivalents.

--
ONE GROUP DIVERSIFIED MID CAP FUND. The Fund invests mainly in equity securities of mid-capitalization companies. Mid cap companies are defined as companies with market capitalizations of $500 million to $10 billion.

 . At least 65% of the Fund's total assets normally will be invested in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of mid-capitalization companies.

 . Up to 25% of the Fund's net assets may be invested in foreign securities. Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents. Although the Fund may use these strategies more in the future, the Fund's main strategy is to invest in equity securities of mid-capitalization companies.

--
ONE GROUP LARGE CAP GROWTH FUND. The Fund invests mainly in equity securities of large, well-established companies. The weighted average capitalization of companies in which the Fund invests normally will exceed the median market capitalization of the S&P 500 Index.

 . At least 65% of the Fund's total assets will be invested in the equity securities of large, well-established companies.

--
ONE GROUP LARGE CAP VALUE FUND. The Fund invests in equity securities of large-capitalization companies that are believed to be selling below their long-term investment values.

 . At least 65% of the Fund's total assets will be invested in equity securities of large-cap companies described above, including common stocks, and debt securities and preferred stocks which are convertible to common stock.

 . A portion of the Fund's assets will be held in cash equivalents.

------
  55

--
ONE GROUP EQUITY INCOME FUND. The Fund invests in the equity securities of corporations which regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics.

 . The Fund normally invests at least 65% of its total assets in the equity securities of corporations described above, including common stocks and debt securities and preferred stock convertible to common stock.

 . A portion of the Fund's assets will be held in cash equivalents.

--
ONE GROUP DIVERSIFIED EQUITY FUND. The Fund invests mainly in common stocks of companies that have the potential for continued earnings growth with strong fundamentals and a reasonable value.

 . At least 65% of the Fund's total assets will be invested in equity securities.

 . Although the Fund may invest up to 35% of the Fund's total assets in U.S.
  government securities, other investment grade fixed income securities, cash and cash equivalents, the Fund's main investment strategy is to invest in equity securities.

--
ONE GROUP BALANCED FUND. The Fund invests in a combination of stocks, fixed income securities and money market instruments. Normally, the Fund will invest:

 . between 40% and 75% of its total assets in all types of equity securities
  (including stock of both large- and small-capitalization companies and growth and value securities). Up to 25% of the Fund's total assets may be invested in foreign securities, including American Depositary Receipts.

 . between 25% and 60% of its total assets in mid- to long-term fixed income securities, including bonds, notes and other debt securities. The balance will be invested in cash equivalents.

                  HOW DOES BANC ONE INVESTMENT ADVISORS SELECT
                 FIXED INCOME SECURITIES FOR THE BALANCED FUND?

 Banc One Investment Advisors analyzes
 four major factors in managing and
 constructing the portfolio of fixed
 income securities for the Balanced
 Fund: duration, market sector,
 maturity concentrations and
 individual securities. Rather than
 attempting to time the market, Banc
 One Investment Advisors looks for
 sectors and securities that it
 believes will perform consistently
 well over time as measured by total
 return. The fixed income portion of
 the Balanced Fund attempts to enhance
 total return by selecting market
 sectors and securities that offer
 risk/reward advantages based on
 market trends, structural make-up and
 credit trends. Individual securities
 that are purchased by the Fund are
 subject to a disciplined risk/reward
 analysis both at the time of purchase
 and on an ongoing basis. This
 analysis includes an evaluation of
 interest rate risk, credit risk and
 risks associated with the complex
 legal and technical structure of the
 investment (e.g., asset-backed
 securities).

--
ONE GROUP EQUITY INDEX FUND. The Fund invests in stocks included in the S&P 500 Index. (The Fund also invests in stock index futures and other equity derivatives.) The Fund may hold up to 10% of its total assets in cash or cash equivalents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limitation.)

------
56

 . The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index.

 . Banc One Investment Advisors generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock.

 . The Fund attempts to achieve a correlation between the performance of its Fund and that of the S&P 500 Index of at least 0.95, without taking into account Fund expenses. Perfect correlation would be 1.00.

--
ONE GROUP MARKET EXPANSION INDEX FUND. The Fund invests in stocks included in the S&P SmallCap 600 Index and S&P MidCap 400 Index.

 . The Fund also may invest up to 10% of its net assets in foreign securities, including Depositary Receipts.

 . Up to 10% of the Fund's total assets may be held in cash and cash equivalents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limitation.)

--
ONE GROUP TECHNOLOGY FUND. The Fund mainly invests in equity securities that have, or are expected to develop products, processes or services that will provide significant technological advances and improvements.

 . The Fund normally invests at least 65% of its total assets in common and preferred stocks, rights, warrants, convertible securities and other equity securities of companies that develop significant technological advancements or improvements.

 . Up to 35% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents, and equity securities of companies outside the technology industry.

 . The Fund also may invest up to 25% of its net assets in the securities of foreign issuers.

A portion of the Fund's assets will be held in cash and cash equivalents.

--
ONE GROUP INTERNATIONAL EQUITY INDEX FUND. The Fund invests in stocks included in the MSCI EAFE GDP Index. (The Fund also invests in stock index futures.) Banc One Investment Advisors seeks to achieve a correlation between the performance of the Fund and that of the MSCI EAFE GDP Index of at least 0.90, without taking into account expenses. Perfect correlation would be 1.00.

 . At least 65% of the Fund's total assets will be invested in foreign equity securities, consisting of common stocks (including American Depositary Receipts) and preferred stocks, securities convertible to common stock (provided they are traded on an exchange or over-the-counter), warrants and receipts.

 . No more than 10% of the Fund's assets will be held in cash or cash equivalents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of this 10% limitation.)

 . Up to 10% of the Fund's net assets may be invested in securities of emerging international markets such as Mexico, Chile and Brazil included in the Morgan Stanley Market Free Index. These investments may be made directly or through

------
  57
 local exchanges, through publicly traded closed-end country funds or through "passive foreign investment companies."

 . Up to 20% of the Fund's total assets may be invested in debt securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities, or by supranational issuers rated in one of the three highest rating categories.

 . A substantial portion of the Fund's assets will be denominated in foreign currencies.

--

ONE GROUP DIVERSIFIED INTERNATIONAL FUND. The Fund invests mainly in the securities of companies located in Europe, Asia and Latin America.

 . At least 65% of the Fund's total assets normally will be invested in foreign equity securities, consisting of common stock (including American Depositary Receipts), preferred stocks, rights, warrants, convertible securities, foreign currencies and options on foreign currency, and other equity securities.

 . Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents.

--------------------------------------------------------------------------------
Investment Risks

The risks associated with investing in the Equity Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus.

--

DERIVATIVES. The Funds invest in securities that may be considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

                             WHAT IS A DERIVATIVE?

 Derivatives are securities or
 contracts (like futures and
 options) that derive their value
 from the performance of underlying
 assets or securities.

--

SMALL-CAPITALIZATION COMPANIES. Investments in smaller, younger companies may be riskier and more volatile than investments in larger, more-established companies. These companies may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors affecting the profitability of other companies. Because economic events may have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in their stock price. This may cause frequent and unexpected increases or decreases in the value of your investment.

--

FOREIGN SECURITIES. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by

------
58
foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of the International Equity Index Fund and the Diversified International Fund is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

--

EUROPE. Europe includes countries with highly-developed markets as well as countries with emerging markets. Many developed countries in Western Europe are members of the European Union and the European Monetary Union which require compliance with stringent fiscal and monetary controls. The markets of Eastern European countries continue to remain relatively undeveloped and are sensitive to political and economic developments.

--

ASIA. Asia includes countries in all stages of economic development from the highly developed market economy of Japan to the emerging market economy of the People's Republic of China. Generally, Asian economies face over-extension of credit, currency devaluation, rising unemployment, decreased exports and economic recessions. Currency devaluation in any one country may have a negative affect on the entire region. The markets in each Asian country suffered significant downturns and volatility in recent years. Although the Asian markets are recovering, continued volatility may persist.

--

LATIN AMERICA. Latin American countries are considered to be emerging market economies that are marked by high interest rates, inflation and unemployment. Currency devaluation in any one country may have an adverse affect on the entire region. The markets in many Latin American countries have experienced significant downturns as well as significant volatility in recent years. Although the Latin American market appears to be recovering, continued volatility may persist. A small number of companies and industries, including the telecommunications sector, represent a large portion of the market in many Latin American countries.

--

SECURITIES OF TECHNOLOGY COMPANIES: The Technology Fund invests a significant portion of its assets in the securities of companies in the technology sector. Because of this focus, the Fund's performance is closely tied to and affected by this sector. The valuation of many technology stocks could be high when considered by such traditional measures of value as price-to-earnings ratios, price-to-book or dividend yield. This reflects the fact that many technology stocks are issued by relatively new companies that have not yet achieved profitability. Companies in the rapidly changing technology field also often have unusually high price volatility. For example, products and services that at first appear promising may not prove commercially successful. Such earnings disappointments can result in sharp stock price declines. Competitive pressures also may have a significant effect on the financial condition of technology-sensitive companies. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, increasingly aggressive pricing may affect the profitability of companies in which the Fund invests. In addition, because of the rapid pace of technological development, products and services produced by companies in which the Fund invests may become obsolete or have relatively short product cycles.

------
  59

As a result the Fund's value and returns may be considerably more volatile and pose greater risks than the value and returns of other mutual funds with greater diversification among economic sectors.

For more information about risks associated with the types of investments that the Equity Funds purchase, please read "Fund Summaries: Investments, Risk & Performance, Appendix A" and the Statement of Additional Information.

--------------------------------------------------------------------------------
Investment Policies


Each Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Funds. The full text of the fundamental policies can be found in the Statement of Additional Information.

Each Fund may not:

1. Purchase an issuer's securities if as a result more than 5% (25% with respect to the Technology Fund) of its total assets would be invested in the securities of that issuer or the Fund (with the exception of the Technology Fund) would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving these securities. This restriction applies with respect to 75% (50% of the Technology Fund) of a Fund's total assets.

2. Concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. With respect to the Technology Fund, this restriction does not apply to the technology sector. With respect to all Funds in this prospectus, this does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

One Group Equity Index Fund may not:

1. Invest more than 10% of its total assets in securities issued or guaranteed by the United States, its agencies or instrumentalities. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered issued or guaranteed by the United States, its agencies or instrumentalities for purposes of the 10% limitation.

Additional investment policies can be found in the Statement of Additional Information.

------
60

--------------------------------------------------------------------------------

Portfolio Quality

Various rating organizations (like Standard & Poor's Corporation and Moody's Investors Service) assign ratings to securities. Equity securities, which will make up the bulk of the Funds' investments, are not rated by rating organizations. Generally, ratings are divided into two main categories:
"Investment Grade Securities" and

"Non-Investment Grade Securities." Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities. The Funds only purchase securities that meet the rating criteria described below. Banc One Investment Advisors will look at a security's rating at the time of investment. If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities.

--
RATINGS OF THE FUNDS' SECURITIES

 . If a Fund invests in municipal bonds, the bonds must be rated as investment grade.

 . Other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations, must be rated in one of the two highest investment grade categories at the time of investment.

 . Corporate bonds generally will be rated in one of the three highest investment grade categories.

 . Banc One Investment Advisors reserves the right to invest in corporate bonds which present attractive opportunities and are rated in the lowest investment grade category. These corporate bonds are usually riskier than higher rated bonds.

For more information about ratings, please see "Description of Ratings" in the Statement of Additional Information.

--------------------------------------------------------------------------------

Temporary Defensive Positions

To respond to unusual market conditions, the Funds may invest their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and may prevent the Funds from meeting their investment objectives.
                           WHAT IS A CASH EQUIVALENT?

 Cash equivalents are highly liquid,
 high-quality instruments with
 maturities of three months or less
 on the date they are purchased. They
 include securities issued by the
 U.S. government, its agencies and
 instrumentalities, repurchase
 agreements (other than equity
 repurchase agreements), certificates
 of deposit, bankers' acceptances,
 commercial paper (rated in one of
 the two highest rating categories),
 variable rate master demand notes,
 money market mutual funds and bank
 money market deposit accounts.

------
  61

The percentage of total assets that each Fund may invest in cash and cash equivalents is as follows:

                                 PERCENTAGE OF
FUND                             TOTAL ASSETS
----------------------------------------------
Small Cap Growth Fund                100%
----------------------------------------------
Small Cap Value Fund                  20%/1/
----------------------------------------------
Mid Cap Growth Fund                  100%
----------------------------------------------
Mid Cap Value Fund                   100%
----------------------------------------------
Diversified Mid Cap Fund              20%/1/
----------------------------------------------
Large Cap Growth Fund                100%
----------------------------------------------
Large Cap Value Fund                 100%
----------------------------------------------
Equity Income Fund                   100%
----------------------------------------------
Diversified Equity Fund              100%
----------------------------------------------
Balanced Fund                        100%
----------------------------------------------
Equity Index Fund                     10%/1/
----------------------------------------------
Market Expansion Index Fund           10%/1/
----------------------------------------------
Technology Fund                      100%
----------------------------------------------
International Equity Index Fund       10%/1/
----------------------------------------------
Diversified International Fund        20%/1/

1 Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the percentage limitation.

--------------------------------------------------------------------------------

Portfolio Turnover

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2000, is shown on the Financial Highlights. The Technology Fund commenced operations on July 28, 2000. Therefore, the Technology Fund's portfolio turnover rate is not included in the Financial Highlights. However, the Technology Fund anticipates a portfolio turnover rate well above that of other mutual funds that do not concentrate their investments in the technology sector. It is not uncommon for technology funds to have turnover rates of 200-300%.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

------
62
     one group(R)

     -------------------

                                   [GRAPHIC]




How to Do Business with One Group Mutual Funds

--------------------------------------------------------------------------------
Purchasing Fund Shares

Where can I buy shares?


You may purchase Fund shares:

 . Directly from One Group through The One Group Services Company (the
  "Distributor"), and

 . From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

When can I buy shares?

 . Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 . Purchase requests received before 4 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

 . If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

 . The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

 . Shares are electronically recorded. Therefore, certificates will not be issued.

What kind of shares can I buy?

This prospectus offers Class A, Class B and Class C shares, all of which are available to the general public :

 . Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, and the sales charges and expenses applicable to each class of shares. If you intend to hold your shares for seven or more years, Class A shares may be more appropriate for you. If you intend to hold your shares for less than seven years, you may want to consider Class B or Class C shares. Sales charges are discussed in the section of this prospectus entitled SALES CHARGES.

------
  63

 .  One Group Fund Direct IRA and 403(b). One Group offers retirement plans.
   These plans allow participants to defer taxes while their retirement savings grow. Call 1-800-480-4111 for an Adoption Agreement.

How much do shares cost?


 .  Shares are sold at net asset value ("NAV") plus a sales charge, if any.

 . Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

 . NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

 . A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

How do I open an account?


1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.  Decide how much you want to invest.

 . The minimum initial investment is $1,000 per Fund ($100 for employees of Bank One Corporation and its affiliates). The minimum initial investment for an IRA and 403(b) is $250.

 . You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

 .  Subsequent investments must be at least $25 per Fund.

 . You may purchase no more than $249,999 of Class B shares. This is because Class A shares offer a reduced sales charge on purchases of $250,000 or more and have lower expenses. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

 .  These minimums may be waived.

3. Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

You must provide the Fund with your social security or tax identification number and certify that you are not subject to 31% backup withholding for failing to report income to the IRS. If you fail to furnish the requested information, or you violate IRS regulations, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions.

4. Send the completed application and a personal check (unless you choose to pay by wire) to:

                             ONE GROUP MUTUAL FUNDS
                                 P.O. BOX 8528
                             BOSTON, MA 02266-8528


------
64

Contributions to Fund Direct IRAs should be made payable to "One Group Mutual Funds for the Benefit of (your name)."

If you choose to pay by wire, please call 1-800-480-4111.

5. All checks must be in U.S. dollars. One Group does not accept "third party checks." Checks made payable to any individual or company and endorsed to One Group Mutual Funds are considered third party checks.

ALL CHECKS MUST BE PAYABLE TO ONE OF THE FOLLOWING:

 .  One Group Mutual Funds; or

 .  the specific Fund in which you are investing.

Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6. If you redeem shares that were purchased by check, One Group will delay forwarding your redemption proceeds until payment has been collected from your bank. One Group generally receives payment within seven (7) business days of purchase.

7. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

8. If you have any questions, contact your Shareholder Servicing Agent or call 1-800-480-4111.
Can I purchase shares over the telephone?


Yes. Simply select this option on your Account Application Form and then:

 . Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your purchase instructions.

 . Authorize a bank transfer or initiate a wire transfer to the following wire address:

   state street bank and trust company
   attn: custody & shareholder services
   aba 011 000 028
   dda 99034167
   fbo one group fund
    (ex: one group balanced fund--a)
   your account number
    (ex: 123456789)
   your account registration
    (ex: john smith & mary smith, jtwros)

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

------
  65

 . You may revoke your right to make purchases over the telephone by sending a letter to:

                             ONE GROUP MUTUAL FUNDS
                                 P.O. BOX 8528
                             BOSTON, MA 02266-8528


Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000 per Fund. To establish a Systematic Investment Plan:

 .  Select the "Systematic Investment Plan" option on the Account Application
   Form.

 . Provide the necessary information about the bank account from which your investments will be made.

 . Shares purchased under a Systematic Investment Plan may not be redeemed for five (5) business days.

 . One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

 .  You may revoke your election to make systematic investments by calling 1-
   800-480-4111 or by sending a letter to:

                             ONE GROUP MUTUAL FUNDS
                                 P.O. BOX 8528
                             BOSTON, MA 02266-8528


Conversion Feature

Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased).

 . After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.

 . You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax.

 . Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

 . If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

--------------------------------------------------------------------------------
Sales Charges


The Distributor compensates Shareholder Servicing Agents who sell shares of One Group. Compensation comes from sales charges, 12b-1 fees and payments by the Distributor and the Funds' investment advisor from their own resources. The tables below show the charges for each class of shares and the percentage of your investment that is paid as a commission to a Shareholder Servicing Agent. Please note: If you purchased Class A shares of One Group Technology Fund during the subscription period and were not assessed any applicable sales charge, you will be charged the equivalent of the lesser of 2% of the purchase price or the current value of the redeemed shares if you redeem any or all of the shares before July 30, 2001.

------
66

-----------------
-----------------
-----------------

CLASS A SHARES

--------------------------------------------------------------------------------
This table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.

--------------------------------------------------------------------------------

                   SALES CHARGE AS                 COMMISSION AS
                    A PERCENTAGE   SALES CHARGE AS  A PERCENTAGE
AMOUNT OF              OF THE      A PERCENTAGE OF       OF
PURCHASES          OFFERING PRICE  YOUR INVESTMENT OFFERING PRICE
less than $50,000       5.25%           5.54%          4.75%
-----------------------------------------------------------------
$50,000-$99,999         4.50%           4.71%          4.05%
-----------------------------------------------------------------
$100,000-$249,999       3.50%           3.63%          3.05%
-----------------------------------------------------------------
$250,000-$499,999       2.50%           2.56%          2.05%
-----------------------------------------------------------------
$500,000-$999,999       2.00%           2.04%          1.60%
-----------------------------------------------------------------
$1,000,000*              none            none           none
-----------------------------------------------------------------

* For Funds other than the Equity Index Fund and the Market Expansion Index Funds, if you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase. If you purchase $1 million or more of Class A shares of the Equity Index Fund or the Market Expansion Index Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A shares within one year of purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

CLASS B SHARES

Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

--------------------------------------------------------------------------------

                 CDSC AS A
YEARS          PERCENTAGE OF
SINCE          DOLLAR AMOUNT
PURCHASE     SUBJECT TO CHARGE
 0-1               5.00%
------------------------------
 1-2               4.00%
------------------------------
 2-3               3.00%
------------------------------
 3-4               3.00%
------------------------------
 4-5               2.00%
------------------------------
 5-6               1.00%
------------------------------
more than 6         none
------------------------------

The Distributor pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares.

CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

--------------------------------------------------------------------------------

                      CDSC AS A
YEARS               PERCENTAGE OF
SINCE               DOLLAR AMOUNT
PURCHASE          SUBJECT TO CHARGE
 0-1                    1.00%
-----------------------------------
after first year         none
-----------------------------------

------
  67

-----------------

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from the Distributor.

How the CDSC is Calculated

 . The Fund assumes that all purchases made in a given month were made on the first day of the month.

 . The CDSC is based on the current market value or the original cost of the shares, whichever is less.

 . No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

 . To keep your CDSC as low as possible, the Fund first will redeem the shares you have held for the longest time and thus have the lowest CDSC.

 . If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of One Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to One Group shares you receive in the reorganization.


12b-1 FEES

Each One Group Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and shareholder servicing fees for the sale and distribution of shares of the Funds. These fees are called 12b-1 fees. 12b-1 fees are paid by One Group Mutual Funds to the Distributor as compensation for its services and expenses. The Distributor in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of One Group.

The 12b-1 fees vary by share class as follows:

1. Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.

12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

 . The Distributor may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, the Distributor received 12b-1 fees totaling .25%, 1.00%, and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

 .  The Distributor may pay 12b-1 fees to its affiliates and to Banc One
   Investment Advisors and its affiliates (or any sub-advisor).

Because 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

------
68

-----------------
-----------------

--------------------------------------------------------------------------------

Sales Charge Reductions and Waivers

Reducing your class a sales charges


There are several ways you can reduce the sales charges you pay on Class A shares:

1. Right of Accumulation: You may add the higher of the market value or original purchase price of any Class A, Class B or Class C shares of a Fund (except a money market fund) that you (and your spouse and minor children) already own to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

2. Letter of Intent: With an initial investment of $2,000, you may purchase Class A shares of one or more funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application, or contact your investment representative. To determine if you are eligible for the accumulation privilege, contact 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A shares of the Funds if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for other Fund shares if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

 .  One Group.

 . Bank One Corporation and its subsidiaries and affiliates.

 . The Distributor and its subsidiaries and affiliates.

 . State Street Bank and Trust Company and its subsidiaries and affiliates.

 . Broker-dealers who have entered into dealer agreements with One Group and their subsidiaries and affiliates.

 . An investment sub-advisor of a fund of One Group and such sub-advisor's subsidiaries and affiliates.

4. Bought by:

 . Affiliates of Bank One Corporation and certain accounts (other than IRA
  Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, custodial or accounts which participate in select affinity programs with Bank One Corporation and its affiliates and subsidiaries.

 . Accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with the Distributor.

------
  69

-----------------

 . Certain retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

 . Shareholder Servicing Agents who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent.

5. Bought with proceeds from the sale of Class I shares of a One Group Fund or acquired in an exchange of Class I shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution. Appropriate documentation may be required.

6. Bought with proceeds from the sale of shares of a mutual fund, including Class A shares of a One Group Fund, for which a sales charge was paid, but only if the purchase is made within 60 days of the sale or distribution.

7. Bought in an IRA with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a One Group Fund.

8. Bought with assets of One Group.

9. Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

10. Purchased during a Fund's special offering.

WAIVER OF THE CLASS B SALES CHARGE

No sales charge is imposed on redemptions of Class B shares of the Funds:

1. If you withdraw no more than 10% of the value of your account in a 12 month period. Shares received from dividend and capital gains reinvestment are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Can I Redeem on a Systematic Basis?"

2. If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. That represent a minimum required distribution from your One Group IRA Account or other One Group qualifying retirement plan, but only if you are at least age 70 1/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

4. Exchanged in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

------
70

-----------------

5. Exchanged for Class B shares of other One Group Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Do I pay a sales charge on an exchange?".

6. If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

WAIVER OF THE CLASS C SALES CHARGE

No sales charge is imposed on redemptions of Class C shares of the Funds:

1. If you withdraw no more than 10% of the value of your account in a 12 month period. Shares received from dividend and capital gains reinvestment are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Can I Redeem on a Systematic Basis?"

2. If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. That represent a minimum required distribution from your One Group IRA Account or other One Group qualifying retirement plan, but only if you are at least age 70 1/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

4. Exchanged in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

5. Exchanged for Class C shares of other One Group Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Do I pay a sales charge on an exchange?".

6. If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

--------------------------------------------------------------------------------

Waiver Qualifications

To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, call 1-800-480-4111 or contact your Shareholder Servicing Agent. These waivers will not continue indefinitely and may be discontinued at any time without notice.

------
  71

--------------------------------------------------------------------------------

Exchanging Fund Shares

You may make the following exchanges:

 . Class A shares of a Fund may be exchanged for Class I shares of that Fund or for Class A or Class I shares of another One Group Fund, but only if you are eligible to purchase those shares. For more information about Class I shares, please contact your Shareholder Servicing Agent or call 1-800-480-4111 for a Class I shares prospectus.

 .  Class B shares of a Fund may be exchanged for Class B shares of another One
   Group Fund.

 .  Class C shares of a Fund may be exchanged for Class C shares of another One
   Group Fund.

 . Class A shares of One Group Technology Fund purchased during the subscription period may not be exchanged for Class A shares of any other One Group Fund until July 30, 2001.

What are my exchange privileges?

One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in Dollar Cost Averaging. To participate in the Systematic Exchange Privilege, please select it on your account application. To learn more about it, please call 1-800-480-4111.

One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

When are exchanges processed?

Exchanges are processed the same business day they are received, provided:

 .  State Street Bank and Trust Company receives the request by 4:00 p.m., ET.

 . You have provided One Group with all of the information necessary to process the exchange.

 . You have received a current prospectus of the Fund or Funds in which you wish to invest.

 .  You have contacted your Shareholder Servicing Agent, if necessary.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange. However:

 .  You will pay a sales charge if you bought Class A shares of a Fund:

 1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

 2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

------
72

 . If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

 1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

 2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

Are exchanges taxable?

Generally:

 . An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

 . An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

 .  You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

Yes. The exchange privilege is not intended as a way for you to speculate on short term movements in the market. Therefore:

 . To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. EXCHANGE ACTIVITY IS EXCESSIVE IF IT EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

 . Excessive exchange activity will result in revocation of your exchange privilege.

 .  In addition, One Group reserves the right to reject any exchange request
   (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

 . Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to exchanges, your account value falls below the minimum required balance. For information on minimum required balances, please read, "How Do I Open An Account?"

--------------------------------------------------------------------------------

Redeeming Fund Shares

When can I redeem shares?


You may redeem all or some of your shares on any day that the Funds are open for business.

 . Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

 . All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

------
  73

How do I redeem shares?

 .  You may use any of the following methods to redeem your shares:

1. You may send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

                             ONE GROUP MUTUAL FUNDS
                                 P.O. BOX 8528
                             BOSTON, MA 02266-8528

2. You may redeem over the telephone. Please see "Can I Redeem By Telephone?" for more information.

 .  All requests for redemptions from IRA accounts must be in writing.

 . You may request redemption forms by calling 1-800-480-4111 or visiting www.onegroup.com.

 . One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

1.  the redemption is for shares worth $50,000 or less; and

2.  the redemption is payable to the shareholder of record; and

3. the redemption check is mailed to the shareholder at the record address or the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

 . On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

1.  a designated commercial bank; or

2.  your Shareholder Servicing Agent.

 .  One Group may charge you a wire redemption fee. The current charge is $7.00.

 . Your redemption proceeds will be paid within seven days after receipt of the redemption request.

What will my shares be worth?

 . If you own Class A shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

 . If you own Class B or Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application Form.

 . Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your redemption request.

 . Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

------
74

-----------------

 .  State Street Bank and Trust Company may charge you a wire redemption fee.
   The current charge is $7.00.

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 .  REDEMPTIONS FROM YOUR IRA ACCOUNT MAY NOT BE MADE BY TELEPHONE.

Can I redeem on a systematic basis?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. This $10,000 minimum does not apply to minimum required distributions from your One Group IRA or other qualifying retirement plan.

 .  Select the "Systematic Withdrawal Plan" option on the Account Application
   Form.

 .  Specify the amount you wish to receive and the frequency of the payments.

 .  You may designate a person other than yourself as the payee.

 .  There is no charge for this service.

 .  If you select this option, please keep in mind that:

 1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

 2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments. The applicable Class B or Class C sales charge is waived provided your withdrawals do not exceed 10% of your account value annually measured from the date you begin participating in the Plan. SHARES RECEIVED FROM DIVIDEND AND CAPITAL GAINS REINVESTMENT ARE INCLUDED IN CALCULATING THE 10%. WITHDRAWALS IN EXCESS OF 10% WILL SUBJECT THE ENTIRE ANNUAL WITHDRAWAL TO THE APPLICABLE SALES LOAD.

 3. If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from a One Group IRA or other One Group qualifying retirement plan. Only One Group assets are considered when calculating your minimum required distribution.

 4. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

 . Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

------
  75

 . If you redeem shares for which you paid by check, and One Group has not yet received payment on the check, One Group will delay forwarding your redemption proceeds until payment has been collected from your bank. One Group generally receives payment within seven (7) business days of purchase.

 . Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to redemptions, your account value falls below the minimum required balance. The above provision does not apply to accounts participating in the Systematic Withdrawal Plan. For information on minimum required balances, please read, "How Do I Open An Account?"

 No CDSC is charged on such redemptions.

 .  One Group may suspend your ability to redeem when:

 1.  Trading on the New York Stock Exchange ("NYSE") is restricted.

 2.  The NYSE is closed (other than weekend and holiday closings).

 3.  The SEC has permitted a suspension.

 4.  An emergency exists.

The Statement of Additional Information offers more details about this process.

 . You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

------
76
     one group(R)

     -------------------

                                   [GRAPHIC]

Shareholder Information

Voting Rights

--------------------------------------------------------------------------------

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

dividends. Except for the Balanced Fund, the Equity Income Fund, the International Equity Index Fund, the Diversified International Fund, and the Technology Fund, the Funds generally declare dividends on the last business day of each quarter. The Balanced Fund and the Equity Income Fund generally declare dividends on the last business day of the month. The International Equity Index Fund, the Diversified International Fund, and the Technology Fund generally declare dividends on the last business day of each year. Dividends for the Funds are distributed on the first business day of the next month after they are declared. Capital gains, if any, for all Funds are distributed at least annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

dividend reinvestment. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may call 1-800-480-4111 to make this change.

special dividend rules for class b shares. Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")

------
  77

Tax Treatment of Shareholders

taxation of shareholder transactions. A sale, exchange, or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid).

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Foreign Investments

With respect to the International Equity Index Fund and the Diversified International Fund, the Funds' investments in foreign securities may be subject to foreign withholding. In that case, the Funds' yield on those securities would be reduced. You may, however, be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Funds' investments in foreign securities or foreign currencies may increase or accelerate the Funds' recognition of ordinary income and may affect the timing or amount of the Funds' distributions.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Taxation of Distributions." If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

--------------------------------------------------------------------------------

Shareholder Statements and Reports

One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a

------
78
residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.onegroup.com.

------
  79
     one group(R)

     -------------------

Management of One Group Mutual Funds

--------------------------------------------------------------------------------
The Advisor


Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2000, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $131 billion in assets.

--------------------------------------------------------------------------------
Advisory Fees

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

                                                       ANNUAL RATE
                                                     AS PERCENTAGE OF
FUND                                             AVERAGE DAILY NET ASSETS
One Group(R) Small Cap Growth Fund                         .74%
-------------------------------------------------------------------------
One Group(R) Small Cap Value Fund                          .62%
-------------------------------------------------------------------------
One Group(R) Mid Cap Growth Fund                           .73%
-------------------------------------------------------------------------
One Group(R) Mid Cap Value Fund                            .71%
-------------------------------------------------------------------------
One Group(R) Diversified Mid Cap Fund                      .60%
-------------------------------------------------------------------------
One Group(R) Large Cap Growth Fund                         .69%
-------------------------------------------------------------------------
One Group(R) Large Cap Value Fund                          .74%
-------------------------------------------------------------------------
One Group(R) Equity Income Fund                            .67%
-------------------------------------------------------------------------
One Group(R) Diversified Equity Fund                       .72%
-------------------------------------------------------------------------
One Group(R) Balanced Fund                                 .54%
-------------------------------------------------------------------------
One Group(R) Equity Index Fund                             .15%
-------------------------------------------------------------------------
One Group(R) Market Expansion Index Fund                   .08%
-------------------------------------------------------------------------
One Group(R) Technology Fund/1/                              NA
-------------------------------------------------------------------------
One Group(R) International Equity Index Fund/2/            .55%
-------------------------------------------------------------------------
One Group(R) Diversified International Fund                .77%
-------------------------------------------------------------------------

/1/The Fund began operations on July 28, 2000 and does not have a full fiscal year of advisory fees. Under the investment advisory agreement with the Fund, Banc One Investment Advisors is entitled to a fee, which is calculated daily and paid monthly, equal to 1.00% of the assets of the Fund.
/2/Includes fees paid by Banc One Investment Advisors to Independence
  International, the former sub-advisor to the International Equity Index Fund.

------
80

--------------------------------------------------------------------------------

The Fund Managers

The Funds are managed by teams of Fund managers, research analysts and other investment management professionals. For all the Funds, except the International Equity Index Fund, the Equity Index Fund, and the Market Expansion Index Fund, each team member makes recommendations about the securities in the Funds. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings and cash positions.

------
  81
     one group(R)

     -------------------

[GRAPHIC]

FINANCIAL HIGHLIGHTS

Small Cap Growth Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                             SEVEN MONTHS
                               YEAR ENDED JUNE 30,              ENDED       YEAR ENDED
                         ----------------------------------    JUNE 30,    NOVEMBER 30,
CLASS A                   2000     1999     1998     1997      1996(A)         1995
---------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $ 10.61  $ 12.02  $ 10.94  $ 10.73    $ 11.50       $  9.36
---------------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                   (0.01)   (0.02)   (0.03)   (0.04)     (0.07)        (0.04)
 Net realized and
  unrealized gains
  (losses) from
  investments               3.19    (0.20)    2.44     1.35       1.40          2.35
---------------------------------------------------------------------------------------
Total from Investment
 Activities                 3.18    (0.22)    2.41     1.31       1.33          2.31
---------------------------------------------------------------------------------------
Distributions:
 Net realized gains        (0.88)   (1.19)   (1.33)   (1.10)     (2.10)        (0.17)
Total Distributions        (0.88)   (1.19)   (1.33)   (1.10)     (2.10)        (0.17)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                  $ 12.91  $ 10.61  $ 12.02  $ 10.94    $ 10.73       $ 11.50
---------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)            31.79%   (0.53%)  23.28%   13.52%     12.85%(b)     25.07%
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)           $71,858  $22,081  $21,634  $17,299    $18,356       $95,467
 Ratio of expenses to
  average net assets       1.30%    1.31%    1.31%    1.27%      1.05%(c)      1.03%
 Ratio of net investment
  income to average net
  assets                  (0.48%)  (0.24%)  (0.31%)  (0.41%)     0.33%(c)     (0.36%)
 Ratio of expenses to
  average net assets*      1.41%    1.44%    1.44%    1.45%      1.07%(c)      1.03%
 Portfolio turnover(d)   163.03%  127.83%   83.77%   92.01%     59.57%        65.00%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Paragon Gulf South Growth Fund became the Small Cap Growth Fund. Financial Highlights for the periods prior to March 26, 1996 represents the Paragon Gulf South Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.70 to $10.00 effective March 26, 1996. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                           SEVEN MONTHS
                              YEAR ENDED JUNE 30,             ENDED       YEAR ENDED
                         --------------------------------    JUNE 30,    NOVEMBER 30,
CLASS B                   2000     1999     1998    1997     1996(A)         1995
-------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $ 10.26  $ 11.79  $10.84  $10.72     $11.56        $ 9.47
-------------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                   (0.01)   (0.06)  (0.03)  (0.10)     (0.06)        (0.07)
 Net realized and
  unrealized gains
  (losses) from
  investments               2.99    (0.28)   2.31    1.32       1.35          2.33
-------------------------------------------------------------------------------------
Total from Investment
 Activities                 2.98    (0.34)   2.28    1.22       1.29          2.26
-------------------------------------------------------------------------------------
Distributions:
 Net realized gains        (0.88)   (1.19)  (1.33)  (1.10)     (2.13)        (0.17)
Total Distributions        (0.88)   (1.19)  (1.33)  (1.10)     (2.13)        (0.17)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                  $ 12.36  $ 10.26  $11.79  $10.84     $10.72        $11.56
-------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)            30.89%   (1.69%) 22.24%  12.74%     12.47%(b)     24.21%
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)           $27,843  $10,278  $8,567  $3,835     $2,545        $1,814
 Ratio of expenses to
  average net assets       2.05%    2.06%   2.06%   2.02%      1.87%(c)      1.78%
 Ratio of net investment
  income to average net
  assets                  (1.23%)  (1.00%) (1.02%) (1.16%)    (1.10%)(c)    (1.16%)
 Ratio of expenses to
  average net assets*      2.06%    2.09%   2.09%   2.12%      1.92%(c)      1.78%
 Portfolio turnover(d)   163.03%  127.83%  83.77%  92.01%     59.57%        65.00%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Paragon Gulf South Growth Fund became the Small Cap Growth Fund. Financial Highlights for the periods prior to March 26, 1996 represents the Paragon Gulf South Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.70 to $10.00 effective March 26, 1996. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
82
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Small Cap Growth Fund

                                                                  NOVEMBER 4,
                                            YEAR ENDED JUNE 30,     1997 TO
                                            --------------------   JUNE 30,
CLASS C                                       2000       1999       1998(A)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $   10.43  $   11.97    $13.03
------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                      -       (0.08)    (0.02)
 Net realized and unrealized gains (losses)
  from investments                               3.07      (0.27)     0.29
------------------------------------------------------------------------------
Total from Investment Activities                 3.07      (0.35)     0.27
------------------------------------------------------------------------------
Distributions:
 Net realized gains                             (0.88)     (1.19)    (1.33)
Total Distributions                             (0.88)     (1.19)    (1.33)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $   12.62  $   10.43    $11.97
------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)           31.27%     (1.75%)    3.08%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)          $     770  $     129    $   90
 Ratio of expenses to average net assets        2.05%      2.06%     2.05%(c)
 Ratio of net investment income to average
  net assets                                   (1.24%)    (1.02%)   (0.85%)(c)
 Ratio of expenses to average net assets*       2.06%      2.09%     2.07%(c)
 Portfolio turnover(d)                        163.03%    127.83%    83.77%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  83
     one group(R)

     -------------------

[GRAPHIC]

FINANCIAL HIGHLIGHTS

Small Cap Value Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                    SIX MONTHS     YEAR ENDED DECEMBER      JANUARY 27,
                         YEAR ENDED   ENDED                31,                1995 TO
                          JUNE 30,   JUNE 30,     ------------------------  DECEMBER 31,
CLASS A                     2000     1999(A)       1998     1997     1996     1995(B)
----------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $ 14.04    $ 14.81      $ 16.03  $ 13.70  $12.20     $10.00
----------------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                     0.03      (0.05)       (0.10)   (0.06)  (0.02)      0.02
 Net realized and
  unrealized gains
  (losses) from
  investments               (0.45)     (0.64)       (0.59)    4.16    3.02       2.45
----------------------------------------------------------------------------------------
Total from Investment
 Activities                 (0.42)     (0.69)       (0.69)    4.10    3.00       2.47
----------------------------------------------------------------------------------------
Distributions:
 Net investment income      (0.10)        -            -        -       -       (0.02)
 Net realized gains            -       (0.08)       (0.46)   (1.77)  (1.50)     (0.25)
 In excess of net
  realized gains               -          -         (0.07)      -       -          -
Total Distributions         (0.10)     (0.08)       (0.53)   (1.77)  (1.50)     (0.27)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $ 13.52    $ 14.04      $ 14.81  $ 16.03  $13.70     $12.20
----------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)             (2.94%)    (4.61%)(c)   (4.29%)  30.16%  24.59%     24.80%(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)            $14,725    $26,592      $32,217  $21,836  $6,697     $  672
 Ratio of expenses to
  average net assets        1.18%      1.17%(d)     1.19%    1.18%   1.13%      1.25%(d)
 Ratio of net investment
  income to average net
  assets                    0.60%     (0.58%)(d)   (0.73%)  (0.68%) (0.29%)     0.19%(d)
 Ratio of expenses to
  average net assets*       1.40%      1.29%(d)     1.19%    1.18%   1.24%      2.56%(d)
 Portfolio turnover(e)    146.46%     50.90%       42.39%   58.29%  93.82%     38.89%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Small Cap Opportunity Fund became the Small Cap Value Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Small Cap Opportunity Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
84
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Small Cap Value Fund

                                                                             JANUARY 27,
                         YEAR ENDED SIX MONTHS ENDED YEAR ENDED DECEMBER       1995 TO
                          JUNE 30,      JUNE 30,             31,             DECEMBER 31,
CLASS B                     2000        1999(A)       1998    1997    1996     1995(B)
------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $ 13.63       $ 14.41      $15.74  $13.58  $12.12     $10.00
------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                    (0.06)        (0.11)      (0.17)  (0.07)  (0.04)     (0.03)
 Net realized and
  unrealized gains
  (losses) from
  investments               (0.44)        (0.59)      (0.63)   4.00    3.00       2.40
------------------------------------------------------------------------------------------
Total from Investment
 Activities                 (0.50)        (0.70)      (0.80)   3.93    2.96       2.37
------------------------------------------------------------------------------------------
Distributions:
 Net investment income      (0.06)           -           -       -       -          -
 Net realized gains            -          (0.08)      (0.46)  (1.77)  (1.50)     (0.25)
 In excess of net
  realized gains               -             -        (0.07)     -       -          -
Total Distributions         (0.06)        (0.08)      (0.53)  (1.77)  (1.50)     (0.25)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                    $13.07        $13.63      $14.41  $15.74  $13.58     $12.12
------------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)             (3.67%)      (4.81%)(c)   (5.11%) 29.17%  24.42%     23.76%(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)            $ 2,531       $ 3,320      $4,014  $1,799  $  110     $   15
 Ratio of expenses to
  average net assets        1.93%         1.94%(d)    1.94%   1.93%   1.88%      2.00%(d)
 Ratio of net investment
  income to average net
  assets                   (0.14%)      (1.34%)(d)   (1.48%) (1.43%) (1.04%)    (0.51%)(d)
 Ratio of expenses to
  average net assets*       2.05%         2.02%(d)    1.94%   1.93%   3.04%      9.52%(d)
 Portfolio turnover(e)    146.46%        50.90%      42.39%  58.29%  93.82%     38.89%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Small Cap Opportunity Fund became the Small Cap Value Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Small Cap Opportunity Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                 MARCH 22,
                                                      YEAR ENDED  1999 TO
                                                       JUNE 30,  JUNE 30,
CLASS C                                                  2000     1999(A)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                             0.06         -
 Net realized and unrealized gains (losses) from
  investments                                            (0.55)      1.53
-----------------------------------------------------------------------------
Total from Investment Activities                         (0.49)      1.53
-----------------------------------------------------------------------------
Distributions:
 Net investment income                                   (0.06)        -
Total Distributions                                      (0.06)        -
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $ 13.05    $ 13.60
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                    (3.57%)    12.68%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                     $    50    $    19
 Ratio of expenses to average net assets                  1.94%     1.94%(c)
 Ratio of net investment income to average net assets     0.21%    (1.13%)(c)
 Ratio of expenses to average net assets*                 2.06%     2.11%(c)
 Portfolio turnover(d)                                  146.46%     50.90%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  85
     one group(R)

     -------------------

[GRAPHIC]

FINANCIAL HIGHLIGHTS

Mid Cap Growth Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                              YEAR ENDED JUNE 30,
                                   ---------------------------------------------
CLASS A                              2000      1999     1998     1997     1996
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $  25.02  $  22.36  $ 19.37  $ 18.76  $ 18.36
---------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)         (0.11)    (0.10)   (0.08)    0.21     0.17
 Net realized and unrealized
  gains (losses) from investments      8.40      5.46     5.65     3.58     3.80
---------------------------------------------------------------------------------
Total from Investment Activities       8.29      5.36     5.57     3.79     3.97
---------------------------------------------------------------------------------
Distributions:
 Net investment income                   -         -        -     (0.24)   (0.15)
 In excess of net investment
  income                                 -         -        -     (0.02)      -
 Net realized gains                   (4.08)    (2.70)   (2.58)   (2.92)   (3.42)
Total Distributions                   (4.08)    (2.70)   (2.58)   (3.18)   (3.57)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $  29.23  $  25.02  $ 22.36  $ 19.37  $ 18.76
---------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                             36.25%    27.87%   30.95%   22.52%   24.32%
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)  $343,284  $159,292  $95,647  $43,370  $28,052
Ratio of expenses to average net
 assets                               1.24%     1.24%    1.25%    1.25%    1.25%
Ratio of net investment income to
 average net assets                  (0.64%)   (0.60%)  (0.60%)   0.92%    0.90%
Ratio of expenses to average net
 assets*                              1.34%     1.34%    1.35%    1.34%    1.36%
Portfolio turnover(a)               181.78%   141.46%  158.43%  301.35%  435.30%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                           YEAR ENDED JUNE 30,
                                ---------------------------------------------
CLASS B                           2000      1999     1998     1997     1996
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $  23.67  $  21.44  $ 18.82  $ 18.43  $ 18.14
------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)      (0.12)    (0.18)   (0.15)    0.11     0.09
 Net realized and unrealized
  gains (losses) from
  investments                       7.70      5.11     5.35     3.44     3.69
------------------------------------------------------------------------------
Total from Investment
 Activities                         7.58      4.93     5.20     3.55     3.78
------------------------------------------------------------------------------
Distributions:
 Net investment income                -         -        -     (0.22)   (0.07)
 In excess of net investment
  income                              -         -        -     (0.02)      -
 Net realized gains                (4.08)    (2.70)   (2.58)   (2.92)   (3.42)
Total Distributions                (4.08)    (2.70)   (2.58)   (3.16)   (3.49)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $  27.17  $  23.67  $ 21.44  $ 18.82  $ 18.43
------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                          35.23%    26.96%   29.79%   21.73%   23.53%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                         $316,729  $147,600  $90,930  $37,409  $12,910
 Ratio of expenses to average
  net assets                       1.99%     1.99%    2.00%    2.00%    2.00%
 Ratio of net investment income
  to average net assets           (1.39%)   (1.35%)  (1.35%)   0.01%    0.15%
 Ratio of expenses to average
  net assets*                      1.99%     1.99%    2.00%    2.00%    2.01%
 Portfolio turnover(a)           181.78%   141.46%  158.43%  301.35%  435.30%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
86
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Mid Cap Growth Fund

                                               YEAR ENDED       NOVEMBER 4,
                                                JUNE 30,          1997 TO
                                            ------------------   JUNE 30,
CLASS C                                       2000      1999      1998(A)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  25.04  $  22.42   $  21.47
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                  (0.20)    (0.15)     (0.04)
 Net realized and unrealized gains (losses)
  from investments                              8.33      5.47       2.77
-------------------------------------------------------------------------------
Total from Investment Activities                8.13      5.32       2.73
-------------------------------------------------------------------------------
Distributions:
 Net realized gains                            (4.08)    (2.70)     (1.78)
Total Distributions                            (4.08)    (2.70)     (1.78)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $  29.09  $  25.04   $  22.42
-------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)          35.50%    27.57%     14.27%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)          $ 64,422  $ 16,597   $  1,088
 Ratio of expenses to average net assets       1.99%     1.99%      2.01%(c)
 Ratio of net investment income to average
  net assets                                  (1.40%)   (1.32%)    (1.31%)(s c)
 Portfolio turnover(d)                       181.78%   141.46%    158.43%

(A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
(D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  87
     one group(R)

     -------------------

[GRAPHIC]

FINANCIAL HIGHLIGHTS

Mid Cap Value Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                            YEAR ENDED JUNE 30,
                                  --------------------------------------------
CLASS A                            2000      1999     1998     1997     1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                           $ 14.93  $  16.93  $ 15.68  $ 14.72  $ 13.22
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)        0.09      0.09     0.10     0.19     0.25
 Net realized and unrealized
  gains (losses) from investments   (0.15)     0.26     3.99     2.57     2.28
-------------------------------------------------------------------------------
Total from Investment Activities    (0.06)     0.35     4.09     2.76     2.53
-------------------------------------------------------------------------------
Distributions:
 Net investment income              (0.09)    (0.09)   (0.10)   (0.19)   (0.25)
 Net realized gains                 (1.30)    (2.26)   (2.74)   (1.61)   (0.78)
Total Distributions                 (1.39)    (2.35)   (2.84)   (1.80)   (1.03)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD    $ 13.48  $  14.93  $ 16.93  $ 15.68  $ 14.72
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                            0.05%     3.70%   27.90%   20.21%   19.80%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                           $88,721  $122,392  $29,443  $23,909  $20,838
 Ratio of expenses to average net
  assets                            1.22%     1.21%    1.21%    1.23%    1.24%
 Ratio of net investment income
  to average net assets             0.67%     0.28%    0.60%    1.26%    1.79%
 Ratio of expenses to average net
  assets*                           1.34%     1.31%    1.31%    1.31%    1.35%
 Portfolio turnover(a)            110.43%   115.65%  106.41%   92.66%   90.55%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                             YEAR ENDED JUNE 30,
                                   -------------------------------------------
CLASS B                             2000     1999     1998     1997     1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $ 14.80  $ 16.85  $ 15.64  $ 14.69  $ 13.19
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)        (0.01)      -     (0.02)    0.08     0.15
 Net realized and unrealized gains
  (losses) from investments          (0.14)    0.22     3.98     2.55     2.27
-------------------------------------------------------------------------------
Total from Investment Activities     (0.15)    0.22     3.96     2.63     2.42
-------------------------------------------------------------------------------
Distributions:
 Net investment income               (0.01)   (0.01)   (0.01)   (0.07)   (0.14)
 Net realized gains                  (1.30)   (2.26)   (2.74)   (1.61)   (0.78)
Total Distributions                  (1.31)   (2.27)   (2.75)   (1.68)   (0.92)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $ 13.34  $ 14.80  $ 16.85  $ 15.64  $ 14.69
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                            (0.61%)   2.76%   26.97%   19.19%   18.93%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000) $33,734  $41,380  $30,094  $20,499  $16,305
 Ratio of expenses to average net
  assets                             1.97%    1.95%    1.96%    1.98%    1.99%
 Ratio of net investment income to
  average net assets                (0.07%)  (0.25%)  (0.15%)   0.51%    1.04%
 Ratio of expenses to average net
  assets*                            1.99%    1.96%    1.96%    1.98%    2.00%
 Portfolio turnover(A)             110.43%  115.65%  106.41%   92.66%   90.55%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
88
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Mid Cap Value Fund

                                                                 MARCH 22,
                                                      YEAR ENDED  1999 TO
                                                       JUNE 30,  JUNE 30,
CLASS C                                                  2000     1999(A)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  14.80   $ 13.34
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                              0.03        -
-----------------------------------------------------------------------------
 Net realized and unrealized gains (losses) from
  investments                                             (0.15)     1.46
-----------------------------------------------------------------------------
Total from Investment Activities                          (0.12)     1.46
-----------------------------------------------------------------------------
Distributions:
 Net investment income                                    (0.03)       -
 Net realized gains                                       (1.30)       -
Total Distributions                                       (1.33)       -
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $  13.35   $ 14.80
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                     (0.40%)   10.98%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                     $    169   $    48
 Ratio of expenses to average net assets                  1.97%     1.95%(c)
 Ratio of net investment income to average net assets    (0.10%)   (0.44%)(c)
 Ratio of expenses to average net assets*                 2.00%     1.96%(c)
 Portfolio turnover(d)                                  110.43%   115.65%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  89
     one group(R)

     -------------------

[GRAPHIC]

FINANCIAL HIGHLIGHTS

Diversified Mid Cap Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                    SIX MONTHS
                         YEAR ENDED   ENDED           YEAR ENDED DECEMBER 31,
                          JUNE 30,   JUNE 30,    --------------------------------------
CLASS A                     2000     1999(A)       1998      1997       1996     1995
----------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $  21.96   $  20.35    $  20.89  $  17.61    $ 15.15  $ 13.34
----------------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                     (0.01)     (0.04)      (0.07)    (0.03)      0.02     0.06
 Net realized and
  unrealized gains
  (losses) from
  investments                 2.58       1.70        0.92      4.87       3.74     2.57
----------------------------------------------------------------------------------------
Total from Investment
 Activities                   2.57       1.66        0.85      4.84       3.76     2.63
----------------------------------------------------------------------------------------
Distributions:
 Net investment income       (0.02)        -           -         -       (0.02)   (0.06)
 Net realized gains          (3.01)     (0.05)      (1.39)    (1.56)     (1.28)   (0.76)
Total Distributions          (3.03)     (0.05)      (1.39)    (1.56)     (1.30)   (0.82)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  21.50   $  21.96    $  20.35  $  20.89    $ 17.61  $ 15.15
----------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)              13.74%      8.21%(b)    4.30%    27.56%     24.91%   19.88%
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)            $217,623   $242,528    $278,279  $234,020    $91,516  $71,858
 Ratio of expenses to
  average net assets         1.11%      1.10%(c)    1.15%     1.09%      0.93%    0.89%
 Ratio of net investment
  income to average net
  assets                   (0.01)%    (0.30)%(c)  (0.33)%   (0.20)%      0.12%    0.37%
 Ratio of expenses to
  average net assets*        1.35%      1.22%(c)    1.15%     1.09%      0.93%    0.89%
 Portfolio turnover(d)      70.01%     23.53%      26.89%    37.54%(e)  34.87%   53.55%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Mid Cap Opportunity Fund became the Diversified Mid Cap Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Mid Cap Opportunity Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (E) The Portfolio Turnover Percentage was adjusted for Redemptions In-Kind for shareholders that took place during 1997. The Fund's securities sales were appropriately reduced by the fair market value of the Redemptions In-Kind. The Redemptions In-Kind for the Fund was approximately $4 million.

------
90
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Diversified Mid Cap Fund

                                                       YEAR ENDED        SEPTEMBER 23,
                         YEAR ENDED                   DECEMBER 31,          1996 TO
                          JUNE 30,  SIX MONTHS ENDED ----------------    DECEMBER 31,
CLASS B                     2000    JUNE 30, 1999(A)  1998     1997         1996(A)
---------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $ 10.23       $  9.55      $ 10.58  $  9.57       $ 10.00
---------------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                    (0.02)        (0.07)       (0.09)   (0.03)           -
 Net realized and
  unrealized gains
  (losses) from
  investments                0.91          0.80         0.45     2.60          0.79
---------------------------------------------------------------------------------------
Total from Investment
 Activities                  0.89          0.73         0.36     2.57          0.79
---------------------------------------------------------------------------------------
Distributions:
 Net investment income      (0.01)           -            -        -          (0.01)
 Net realized gains         (3.01)        (0.05)       (1.39)   (1.56)        (1.21)
Total Distributions         (3.02)        (0.05)       (1.39)   (1.56)        (1.22)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  8.10       $ 10.23      $  9.55  $ 10.58       $  9.57
---------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)             13.01%         7.76%(c)     3.79%   27.10%         7.94%(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)            $ 6,771       $ 6,283      $ 7,108  $ 3,965       $   154
 Ratio of expenses to
  average net assets        1.86%         1.88%(d)     1.90%    1.84%         1.81%(d)
 Ratio of net investment
  income to average net
  assets                   (0.75%)       (1.08%)(d)   (1.08%)  (0.95%)       (0.59%)(d)
 Ratio of expenses to
  average net assets*       2.00%         1.95%(d)     1.90%    1.84%         1.81%(d)
 Portfolio turnover(e)     70.01%        23.53%       26.89%   37.54%(f)     34.87%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Mid Cap Opportunity Fund became the Diversified Mid Cap Fund. TheFinancial Highlights for the periods prior to March 22, 1999 represent the Pegasus Mid Cap Opportunity Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (F) The Portfolio Turnover Percentage was adjusted for Redemptions In-Kind for shareholders that took place during 1997. The Fund's securities sales were appropriately reduced by the fair market value of the Redemptions In-Kind. The Redemptions In-Kind for the Fund was approximately $4 million.

                                                                 MARCH 22,
                                                      YEAR ENDED  1999 TO
                                                       JUNE 30,  JUNE 30,
CLASS C                                                  2000     1999(A)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 10.23    $  8.93
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                            (0.07)        -
 Net realized and unrealized gains (losses) from
  investments                                             0.95       1.30
-----------------------------------------------------------------------------
Total from Investment Activities                          0.88       1.30
-----------------------------------------------------------------------------
Distributions:
 Net investment income                                   (0.01)        -
 Net realized gains                                      (3.01)        -
Total Distributions                                      (3.02)        -
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $  8.09    $ 10.23
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                    12.83%     14.56%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                     $   109    $    15
 Ratio of expenses to average net assets                 1.86%      1.88%(c)
 Ratio of net investment income to average net assets   (0.72%)    (1.20%)(c)
 Ratio of expenses to average net assets*                2.00%      1.99%(c)
 Portfolio turnover(d)                                  70.01%     23.53%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  91
     one group(R)

     -------------------

[GRAPHIC]

FINANCIAL HIGHLIGHTS

Large Cap Growth Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                            YEAR ENDED JUNE 30,
                                -----------------------------------------------
CLASS A                           2000      1999      1998      1997     1996
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $  26.86  $  23.32  $  19.92  $  15.83  $ 13.83
--------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)      (0.07)    (0.07)    (0.01)     0.08     0.14
 Net realized and unrealized
  gains (losses) from
  investments                       3.97      5.97      6.30      4.88     2.17
--------------------------------------------------------------------------------
Total from Investment
 Activities                         3.90      5.90      6.29      4.96     2.31
--------------------------------------------------------------------------------
Distributions:
 Net investment income                -         -         -      (0.07)   (0.14)
 In excess of net investment
  income                              -         -      (0.01)       -        -
 Net realized gains                (3.34)    (2.36)    (2.88)    (0.80)   (0.17)
Total Distributions                (3.34)    (2.36)    (2.89)    (0.87)   (0.31)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $  27.42  $  26.86  $  23.32  $  19.92  $ 15.83
--------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                          14.99%    28.43%    35.43%    32.57%   16.85%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                         $662,088  $447,209  $199,052  $125,910  $75,114
 Ratio of expenses to average
  net assets                       1.19%     1.21%     1.24%     1.24%    1.21%
 Ratio of net investment
  income to average net assets   (0.38)%   (0.43)%   (0.04)%     0.44%    0.95%
 Ratio of expenses to average
  net assets*                      1.29%     1.31%     1.34%     1.32%    1.34%
 Portfolio turnover(a)           123.21%    86.34%   117.34%    57.17%   35.51%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                            YEAR ENDED JUNE 30,
                                -----------------------------------------------
CLASS B                           2000      1999      1998      1997     1996
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $  25.92  $  22.73  $  19.61  $  15.63  $ 13.63
--------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)      (0.15)    (0.09)    (0.10)    (0.04)    0.05
 Net realized and unrealized
  gains (losses) from
  investments                       3.71      5.64      6.10      4.82     2.17
--------------------------------------------------------------------------------
Total from Investment
 Activities                         3.56      5.55      6.00      4.78     2.22
--------------------------------------------------------------------------------
Distributions:
 Net investment income                -         -         -         -     (0.05)
 Net realized gains                (3.34)    (2.36)    (2.88)    (0.80)   (0.17)
Total Distributions                (3.34)    (2.36)    (2.88)    (0.80)   (0.22)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $  26.14  $  25.92  $  22.73  $  19.61  $ 15.63
--------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                          14.16%    27.54%    34.39%    31.74%   16.41%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                         $978,576  $617,672  $280,563  $132,268  $56,261
 Ratio of expenses to average
  net assets                       1.94%     1.96%     1.99%     2.00%    1.96%
 Ratio of net investment
  income to average net assets    (1.13%)   (0.98%)   (0.80%)   (0.33%)   0.20%
 Ratio of expenses to average
  net assets*                      1.94%     1.96%     1.99%     2.00%    1.99%
 Portfolio turnover(a)           123.21%    86.34%   117.34%    57.17%   35.51%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
92
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Large Cap Growth Fund

                                               YEAR ENDED JUNE    NOVEMBER 4,
                                                     30,            1997 TO
                                               -----------------   JUNE 30,
CLASS C                                          2000     1999      1998(A)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  25.71  $ 22.57   $  18.98
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                     (0.10)   (0.04)     (0.06)
 Net realized and unrealized gains (losses)
  from investments                                 3.64     5.54       4.99
-------------------------------------------------------------------------------
Total from Investment Activities                   3.54     5.50       4.93
-------------------------------------------------------------------------------
Distributions:
 Net realized gains                               (3.34)   (2.36)     (1.34)
 Total Distributions                              (3.34)   (2.36)     (1.34)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $  25.91  $ 25.71   $  22.57
-------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)             14.20%   27.52%     27.63%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)             $ 55,682  $ 8,328   $    492
 Ratio of expenses to average net assets          1.95%    1.95%      1.98%(c)
 Ratio of net investment income to average net
  assets                                         (1.17%)  (0.94%)    (0.87%)(c)
 Portfolio turnover(d)                          123.21%   86.34%    117.34%

(A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
    (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  93
     one group(R)

     -------------------

[GRAPHIC]

FINANCIAL HIGHLIGHTS

Large Cap Value Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                           YEAR ENDED JUNE 30,
                                ---------------------------------------------
CLASS A                           2000     1999     1998     1997      1996
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $  18.24  $ 16.77  $ 14.85  $ 12.87  $  12.89
------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)       0.09     0.14     0.18     0.23      0.27
 Net realized and unrealized
  gains (losses) from
  investments                      (1.14)    2.52     2.84     3.04      1.22
------------------------------------------------------------------------------
Total from Investment
 Activities                        (1.05)    2.66     3.02     3.27      1.49
------------------------------------------------------------------------------
Distributions:
 Net investment income             (0.09)   (0.14)   (0.17)   (0.23)    (0.27)
 Net realized gains                (1.49)   (1.05)   (0.93)   (1.06)    (1.24)
Total Distributions                (1.58)   (1.19)   (1.10)   (1.29)    (1.51)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $  15.61  $ 18.24  $ 16.77  $ 14.85  $  12.87
------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                          (6.06%)  17.39%   21.14%   26.90%    12.40%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                         $ 45,190  $28,448  $15,699  $14,832  $  9,380
 Ratio of expenses to average
  net assets                       1.21%    1.20%    1.20%    1.22%     1.22%
 Ratio of net investment income
  to average net assets            0.56%    0.90%    1.10%    1.72%     2.18%
 Ratio of expenses to average
  net assets*                      1.31%    1.30%    1.30%    1.31%     1.33%
 Portfolio turnover(A)           131.95%   40.69%   47.35%   77.05%   186.84%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                           YEAR ENDED JUNE 30,
                                ---------------------------------------------
CLASS B                           2000     1999     1998     1997      1996
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $  18.25  $ 16.84  $ 14.95  $ 12.98  $  12.96
------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)      (0.02)    0.03     0.07     0.14      0.18
 Net realized and unrealized
  gains (losses) from
  investments                      (1.12)    2.48     2.84     3.04      1.26
------------------------------------------------------------------------------
Total from Investment
 Activities                        (1.14)    2.51     2.91     3.18      1.44
------------------------------------------------------------------------------
Distributions:
 Net investment income             (0.01)   (0.05)   (0.09)   (0.15)    (0.18)
 Net realized gains                (1.49)   (1.05)   (0.93)   (1.06)    (1.24)
Total Distributions                (1.50)   (1.10)   (1.02)   (1.21)    (1.42)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $  15.61  $ 18.25  $ 16.84  $ 14.95  $  12.98
------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                         (6.56)%   16.30%   20.18%   25.86%    11.95%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                         $ 25,795  $24,877  $17,154  $ 9,288  $  4,135
 Ratio of expenses to average
  net assets                       1.96%    1.95%    1.95%    1.97%     1.97%
 Ratio of net investment income
  to average net assets          (0.18)%    0.15%    0.33%    0.96%     1.43%
 Ratio of expenses to average
  net assets*                      1.96%    1.95%    1.95%    1.97%     1.98%
 Portfolio turnover(A)           131.95%   40.69%   47.35%   77.05%   186.84%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
94
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Large Cap Value Fund

                                                                 MARCH 22,
                                                      YEAR ENDED  1999 TO
                                                       JUNE 30,  JUNE 30,
CLASS C                                                  2000     1999(A)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 18.24    $ 16.96
----------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                            (0.01)      0.03
 Net realized and unrealized gains (losses) from
  investments                                            (1.15)      1.28
----------------------------------------------------------------------------
Total from Investment Activities                         (1.16)      1.31
----------------------------------------------------------------------------
Distributions:
 Net investment income                                   (0.01)     (0.03)
 Net realized gains                                      (1.49)        -
Total Distributions                                      (1.50)     (0.03)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $ 15.58    $ 18.24
----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                   (6.63)%      7.74%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                     $ 2,536      $ 135
 Ratio of expenses to average net assets                 1.96%      1.95%(c)
 Ratio of net investment income to average net assets  (0.16)%      0.34%(c)
 Portfolio turnover(d)                                 131.95%     40.69%

(A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
    (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  95
     one group(R)

     -------------------

[GRAPHIC]

FINANCIAL HIGHLIGHTS

Equity Income Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                           YEAR ENDED JUNE 30,
                                ----------------------------------------------
CLASS A                           2000      1999      1998     1997     1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $  24.45  $  24.04  $  21.90  $ 17.64  $ 15.11
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)       0.25      0.27      0.25     0.31     0.38
 Net realized and unrealized
  gains (losses) from
  investments                      (2.31)     2.08      4.37     4.87     3.20
-------------------------------------------------------------------------------
Total from Investment
 Activities                        (2.06)     2.35      4.62     5.18     3.58
-------------------------------------------------------------------------------
Distributions:
 Net investment income             (0.26)    (0.26)    (0.25)   (0.31)   (0.35)
 Net realized gains                (0.94)    (1.68)    (2.23)   (0.61)   (0.70)
Total Distributions                (1.20)    (1.94)    (2.48)   (0.92)   (1.05)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $  21.19  $  24.45  $  24.04  $ 21.90  $ 17.64
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                          (8.61%)   10.94%    22.91%   30.39%   24.23%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                         $102,783  $135,420  $117,682  $78,976  $44,284
 Ratio of expenses to average
  net assets                       1.16%     1.18%     1.25%    1.25%    1.23%
 Ratio of net investment income
  to average net assets            1.17%     1.17%     1.15%    1.65%    2.19%
 Ratio of expenses to average
  net assets*                      1.35%     1.34%     1.35%    1.34%    1.36%
 Portfolio turnover(a)            15.82%    16.22%    14.64%   28.18%   14.92%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                           YEAR ENDED JUNE 30,
                                ----------------------------------------------
CLASS B                           2000      1999      1998     1997     1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $  24.50  $  24.08  $  21.95  $ 17.68  $ 15.14
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)       0.09      0.09      0.26     0.17     0.24
 Net realized and unrealized
  gains (losses) from
  investments                      (2.30)     2.10      4.36     4.89     3.23
-------------------------------------------------------------------------------
Total from Investment
 Activities                        (2.21)     2.19      4.62     5.06     3.47
-------------------------------------------------------------------------------
Distributions:
 Net investment income             (0.12)    (0.09)    (0.26)   (0.18)   (0.23)
 Net realized gains                (0.94)    (1.68)    (2.23)   (0.61)   (0.70)
Total Distributions                (1.06)    (1.77)    (2.49)   (0.79)   (0.93)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $  21.23  $  24.50  $  24.08  $ 21.95  $ 17.68
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                          (9.22%)   10.18%    21.97%   29.48%   23.41%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                         $142,259  $197,016  $165,813  $79,518  $29,169
 Ratio of expenses to average
  net assets                       1.91%     1.93%     1.99%    2.00%    1.98%
 Ratio of net investment income
  to average net assets            0.43%     0.40%     0.39%    0.89%    1.44%
 Ratio of expenses to average
  net assets*                      2.00%     1.99%     1.99%    2.00%    2.01%
 Portfolio turnover(a)            15.82%    16.22%    14.64%   28.18%   14.92%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
96
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Equity Income Fund

                                          YEAR ENDED JUNE
                                                30,
                                          ----------------   NOVEMBER 4, 1997
CLASS C                                    2000     1999    TO JUNE 30, 1998(A)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $ 24.51  $ 24.08        $ 21.40
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                0.09     0.10           0.06
 Net realized and unrealized gains
  (losses) from investments                 (2.27)    2.11           3.39
-------------------------------------------------------------------------------
Total from Investment Activities            (2.18)    2.21           3.45
-------------------------------------------------------------------------------
Distributions:
 Net investment income                      (0.13)   (0.10)         (0.07)
 Net realized gains                         (0.94)   (1.68)         (0.70)
Total Distributions                         (1.07)   (1.78)         (0.77)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $ 21.26  $ 24.51        $ 24.08
-------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)       (9.10%)  10.24%         16.57%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)        $ 1,215  $   658        $   795
 Ratio of expenses to average net assets    1.94%    1.94%          1.98%(c)
 Ratio of net investment income to
  average net assets                        0.37%    0.36%          0.38%(c)
 Ratio of expenses to average net assets*   2.01%    1.99%          1.98%(c)
 Portfolio turnover(d)                     15.82%   16.22%         14.64%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.J

------
  97
     one group(R)

     -------------------

[GRAPHIC]

FINANCIAL HIGHLIGHTS

Diversified Equity Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                SEVEN MONTHS
                                YEAR ENDED JUNE 30,                ENDED       YEAR ENDED
                         -------------------------------------    JUNE 30,    NOVEMBER 30,
CLASS A                    2000      1999     1998      1997      1996(A)         1995
------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $  15.16  $  13.50  $ 11.50  $  10.39    $ 11.15       $   9.00
------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                       -       0.02     0.05      0.09       0.94           0.12
 Net realized and
  unrealized gains
  (losses) from
  investments                0.72      2.51     3.36      2.83       0.08           2.44
------------------------------------------------------------------------------------------
Total from Investment
 Activities                  0.72      2.53     3.41      2.92       1.02           2.56
------------------------------------------------------------------------------------------
Distributions:
 Net investment income      (0.01)    (0.03)   (0.05)    (0.08)     (0.94)         (0.12)
 In excess of net
  investment income            -         -        -         -       (0.01)            -
 Net realized gains         (0.87)    (0.84)   (1.36)    (1.73)     (0.83)         (0.29)
Total Distributions         (0.88)    (0.87)   (1.41)    (1.81)     (1.78)         (0.41)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                  $  15.00  $  15.16  $ 13.50  $  11.50    $ 10.39       $  11.15
------------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)              4.97%    20.36%   31.96%    31.53%     10.40%(b)      29.57%
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)           $298,378  $340,736  $80,500  $ 47,306    $35,984       $217,978
 Ratio of expenses to
  average net assets        1.20%     1.20%    1.23%     1.23%      0.97%(c)       0.95%
 Ratio of net investment
  income to average net
  assets                  (0.05)%     0.10%    0.40%     0.83%      0.85%(c)       1.25%
 Ratio of expenses to
  average net assets*       1.30%     1.30%    1.33%     1.34%      1.05%(c)       0.95%
 Portfolio turnover(d)     37.98%    50.82%   62.37%   113.17%     65.21%         77.00%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Upon reorganizing as a fund of One Group Mutual Funds, the Paragon Value Growth Fund became the Diversified Equity Fund. Financial Highlights for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.26 to $10.00 effective March 26, 1996. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
98
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Diversified Equity Fund

                                                             SEVEN MONTHS
                               YEAR ENDED JUNE 30,              ENDED      YEAR ENDED
                         ----------------------------------    JUNE 30,   NOVEMBER 30,
CLASS B                   2000     1999     1998     1997      1996(A)        1995
--------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $ 14.97  $ 13.40  $ 11.47  $ 10.39     $11.16       $ 9.01
--------------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                   (0.10)   (0.07)   (0.02)    0.01       0.91         0.05
 Net realized and
  unrealized gains
  (losses) from
  investments               0.70     2.48     3.31     2.82       0.07         2.46
--------------------------------------------------------------------------------------
Total from Investment
 Activities                 0.60     2.41     3.29     2.83       0.98         2.51
--------------------------------------------------------------------------------------
Distributions:
 Net investment income        -        -        -     (0.02)     (0.91)       (0.07)
 In excess of net
  investment income           -        -        -        -       (0.01)          -
 Net realized gains        (0.87)   (0.84)   (1.36)   (1.73)     (0.83)       (0.29)
Total Distributions        (0.87)   (0.84)   (1.36)   (1.75)     (1.75)       (0.36)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                  $ 14.70  $ 14.97  $ 13.40  $ 11.47     $10.39       $11.16
--------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)             4.23%   19.52%   30.89%   30.52%      9.96%(b)    28.74%
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)           $55,227  $52,004  $25,501  $10,517     $4,673       $2,923
 Ratio of expenses to
  average net assets       1.95%    1.96%    1.98%    1.98%      1.86%(c)     1.70%
 Ratio of net investment
  income to average net
  assets                 (0.80)%  (0.80)%  (0.35)%    0.07%      0.13%(c)     0.38%
 Ratio of expenses to
  average net assets*      1.95%    1.96%    1.98%    2.00%      1.94%(c)     1.70%
 Portfolio turnover(d)    37.98%   50.82%   62.37%  113.17%     65.21%       77.00%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Upon reorganizing as a fund of One Group Mutual Funds, the Paragon Value Growth Fund became the Diversified Equity Fund. Financial Highlights for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.21 to $10.00 effective March 26, 1996. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                   YEAR ENDED     NOVEMBER 4,
                                                    JUNE 30,        1997 TO
                                                 ---------------   JUNE 30,
CLASS C                                           2000     1999     1998(A)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 15.06  $13.47    $11.76
------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                      (0.08)  (0.03)       -
 Net realized and unrealized gains (losses) from
  investments                                       0.69    2.46      2.35
------------------------------------------------------------------------------
Total from Investment Activities                    0.61    2.43      2.35
------------------------------------------------------------------------------
Distributions:
 Net investment income                                -       -      (0.01)
 Net realized gains                                (0.87)  (0.84)    (0.63)
Total Distributions                                (0.87)  (0.84)    (0.64)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $ 14.80  $15.06    $13.47
------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)               4.27%  19.57%    20.87%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)               $16,780  $8,058    $1,234
 Ratio of expenses to average net assets           1.95%   1.96%     1.99%(c)
 Ratio of net investment income to average net
  assets                                          (0.82%) (0.57%)   (0.43%)(c)
 Portfolio turnover(d)                            37.98%  50.82%    62.37%

(A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
    (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  99
     one group(R)

     -------------------

[GRAPHIC]

FINANCIAL HIGHLIGHTS

Balanced Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                            YEAR ENDED JUNE 30,
                                  --------------------------------------------
CLASS A                             2000     1999     1998     1997     1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                           $  14.14  $ 13.81  $ 13.00  $ 11.72  $ 10.74
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)         0.34     0.31     0.36     0.39     0.37
 Net realized and unrealized
  gains (losses) from investments     0.40     1.28     2.24     1.83     1.16
-------------------------------------------------------------------------------
Total from Investment Activities      0.74     1.59     2.60     2.22     1.53
-------------------------------------------------------------------------------
Distributions:
 Net investment income               (0.35)   (0.31)   (0.36)   (0.40)   (0.37)
 Net realized gains                  (0.53)   (0.95)   (1.43)   (0.54)   (0.18)
Total Distributions                  (0.88)   (1.26)   (1.79)   (0.94)   (0.55)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD    $  14.00  $ 14.14  $ 13.81  $ 13.00  $ 11.72
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                             5.48%   12.45%   21.71%   19.85%   14.48%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                           $135,367  $80,819  $50,456  $31,379  $17,849
 Ratio of expenses to average net
  assets                             1.13%    1.10%    1.10%    1.05%    1.19%
 Ratio of net investment income
  to average net assets              2.53%    2.33%    2.77%    3.30%    3.33%
 Ratio of expenses to average net
  assets*                            1.34%    1.30%    1.38%    1.34%    1.54%
 Portfolio turnover(a)              57.08%   85.81%   46.04%   80.96%   73.38%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                           YEAR ENDED JUNE 30,
                                ----------------------------------------------
CLASS B                           2000      1999      1998     1997     1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $  14.20  $  13.87  $  13.04  $ 11.76  $ 10.76
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)       0.25      0.21      0.26     0.30     0.28
 Net realized and unrealized
  gains (losses) from
  investments                       0.39      1.28      2.26     1.83     1.18
-------------------------------------------------------------------------------
Total from Investment
 Activities                         0.64      1.49      2.52     2.13     1.46
-------------------------------------------------------------------------------
Distributions:
 Net investment income             (0.25)    (0.21)    (0.26)   (0.31)   (0.28)
 Net realized gains                (0.53)    (0.95)    (1.43)   (0.54)   (0.18)
Total Distributions                (0.78)    (1.16)    (1.69)   (0.85)   (0.46)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $  14.06  $  14.20  $  13.87  $ 13.04  $ 11.76
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                           4.67%    11.59%    20.95%   18.90%   13.79%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                         $298,355  $238,490  $114,957  $43,900  $18,575
 Ratio of expenses to average
  net assets                       1.88%     1.85%     1.85%    1.81%    1.94%
 Ratio of net investment income
  to average net assets            1.79%     1.58%     2.01%    2.54%    2.58%
 Ratio of expenses to average
  net assets*                      1.99%     1.95%     2.03%    2.01%    2.19%
 Portfolio turnover(a)            57.08%    85.81%    46.04%   80.96%   73.38%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
100
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Balanced Fund

                                                             MAY 30,
                                                             2000 TO
                                                             JUNE 30,
CLASS C                                                      2000(A)
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $13.75
-----------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                                   0.01
 Net realized and unrealized gains (losses) from investments    0.33
-----------------------------------------------------------------------
Total from Investment Activities                                0.34
-----------------------------------------------------------------------
Distributions:
 Net investment income                                         (0.03)
Total Distributions                                            (0.03)
-----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $14.06
-----------------------------------------------------------------------
Total Return (Excludes Sales Charge)                           2.44%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                            $  763
 Ratio of expenses to average net assets                       1.89%(c)
 Ratio of net investment income to average net assets          1.25%(c)
 Ratio of expenses to average net assets*                      2.01%(c)
 Portfolio turnover(d)                                        57.08%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  101
     one group(R)

     -------------------

[GRAPHIC]

FINANCIAL HIGHLIGHTS

Equity Index Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                           YEAR ENDED JUNE 30,
                                ----------------------------------------------
CLASS A                           2000      1999      1998     1997     1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $  31.78  $  27.15  $  21.81  $ 16.67  $ 14.02
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)       0.22      0.22      0.26     0.29     0.27
 Net realized and unrealized
  gains (losses) from
  investments                       1.87      5.56      5.97     5.28     3.18
-------------------------------------------------------------------------------
Total from Investment
 Activities                         2.09      5.78      6.23     5.57     3.45
-------------------------------------------------------------------------------
Distributions:
 Net investment income             (0.22)    (0.23)    (0.26)   (0.28)   (0.27)
 In excess of net investment
  income                              -         -         -        -     (0.01)
 Net realized gains                (0.45)    (0.92)    (0.63)   (0.15)   (0.52)
Total Distributions                (0.67)    (1.15)    (0.89)   (0.43)   (0.80)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $  33.20  $  31.78  $  27.15  $ 21.81  $ 16.67
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                           6.61%    22.22%    29.33%   33.94%   25.16%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                         $903,371  $732,325  $218,518  $98,338  $32,186
 Ratio of expenses to average
  net assets                       0.60%     0.60%     0.60%    0.55%    0.55%
 Ratio of net investment income
  to average net assets            0.69%     0.79%     1.11%    1.59%    1.93%
 Ratio of expenses to average
  net assets*                      0.92%     0.92%     0.96%    0.95%    0.94%
 Portfolio turnover(a)             7.89%     5.37%     4.32%    5.81%    9.08%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                            YEAR ENDED JUNE 30,
                                -----------------------------------------------
CLASS B                           2000      1999      1998      1997     1996
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $  31.72  $  27.13  $  21.80  $  16.68  $ 14.05
--------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)      (0.01)     0.04      0.10      0.16     0.16
 Net realized and unrealized
  gains (losses) from
  investments                       1.84      5.53      5.97      5.27     3.16
--------------------------------------------------------------------------------
Total from Investment
 Activities                         1.83      5.57      6.07      5.43     3.32
--------------------------------------------------------------------------------
Distributions:
 Net investment income             (0.01)    (0.06)    (0.11)    (0.16)   (0.16)
 In excess of net investment
  income                              -         -         -         -     (0.01)
 Net realized gains                (0.45)    (0.92)    (0.63)    (0.15)   (0.52)
Total Distributions                (0.46)    (0.98)    (0.74)    (0.31)   (0.69)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $  33.09  $  31.72  $  27.13  $  21.80  $ 16.68
--------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                           5.80%    21.32%    28.47%    32.93%   24.05%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                         $691,700  $534,777  $351,624  $168,699  $38,538
 Ratio of expenses to average
  net assets                       1.35%     1.35%     1.35%     1.30%    1.30%
 Ratio of net investment
  income to average net assets    (0.06%)    0.12%     0.36%     0.83%    1.18%
 Ratio of expenses to average
  net assets*                      1.57%     1.57%     1.61%     1.61%    1.59%
 Portfolio turnover(a)             7.89%     5.37%     4.32%     5.81%    9.08%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
102
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Equity Index Fund

                                      YEAR ENDED JUNE 30,    NOVEMBER 4, 1997
                                      -------------------      TO JUNE 30,
CLASS C                                  2000       1999         1998(A)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $    31.76  $   27.14      $ 22.60
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)               0.01       0.07         0.07
 Net realized and unrealized gains
  (losses) from investments                 1.84       5.55         4.67
-----------------------------------------------------------------------------
Total from Investment Activities            1.85       5.62         4.74
-----------------------------------------------------------------------------
Distributions:
 Net investment income                     (0.02)     (0.08)       (0.08)
 Net realized gains                        (0.45)     (0.92)       (0.12)
Total Distributions                        (0.47)     (1.00)       (0.20)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $    33.14  $   31.76      $ 27.14
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)       5.84%     21.52%       21.07%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)    $  133,030  $  59,042      $ 3,214
 Ratio of expenses to average net
  assets                                   1.35%      1.35%        1.35%(c)
 Ratio of net investment income to
  average net assets                     (0.06)%      0.11%        0.27%(c)
 Ratio of expenses to average net
  assets*                                  1.57%      1.57%        1.60%(c)
 Portfolio turnover(d)                     7.89%      5.37%        4.32%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  103
     one group(R)

     -------------------

[GRAPHIC]

FINANCIAL HIGHLIGHTS

Market Expansion Index Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                             YEAR ENDED   SIX MONTHS ENDED   JULY 31, 1998 TO
CLASS A                     JUNE 30, 2000 JUNE 30, 1999(A) DECEMBER 31, 1998(B)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                     $ 10.63        $ 10.53            $ 10.00
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                          0.05           0.03                 -
 Net realized and
  unrealized gains (losses)
  from investments                1.14           0.39               0.95
 Capital contributions from
  Investment Advisor              0.02             -                  -
-------------------------------------------------------------------------------
Total from Investment
 Activities                       1.21           0.42               0.95
-------------------------------------------------------------------------------
Distributions:
 Net investment income           (0.05)         (0.03)             (0.01)
 Net realized gains              (2.73)         (0.29)             (0.41)
Total Distributions              (2.78)         (0.32)             (0.42)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                        $  9.06        $ 10.63            $ 10.53
-------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)                  13.93%          4.39%(c)           9.30%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of
  period (000)                 $ 2,066        $   277            $    30
 Ratio of expenses to
  average net assets             0.82%          0.85%(d)           0.77%(d)
 Ratio of net investment
  income to average net
  assets                         0.51%          0.43%(d)           0.47%(d)
 Ratio of expenses to
  average net assets*            1.28%          1.42%(d)           1.24%(d)
 Portfolio turnover(e)          64.29%         36.50%             20.18%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Market Expansion Index Fund became the Market Expansion Index Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Market Expansion Index Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
104
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Market Expansion Index Fund

                             YEAR ENDED   SIX MONTHS ENDED   JULY 31, 1998 TO
CLASS B                     JUNE 30, 2000 JUNE 30, 1999(A) DECEMBER 31, 1998(B)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                    $  10.74        $  10.49           $  10.00
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                         (0.01)           0.02              (0.02)
 Net realized and
  unrealized gains (losses)
  from investments                1.13            0.54               0.92
 Capital contributions from
  Investment Advisor              0.02              -                  -
-------------------------------------------------------------------------------
Total from Investment
 Activities                       1.14            0.56               0.90
-------------------------------------------------------------------------------
Distributions:
 Net investment income              -            (0.02)                -
 Net realized gains              (2.73)          (0.29)             (0.41)
Total Distributions              (2.73)          (0.31)             (0.41)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                       $   9.15        $  10.74           $  10.49
-------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)                  13.06%           5.75%(c)           9.85%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of
  period (000)                $  2,495        $    309           $     - (d)
 Ratio of expenses to
  average net assets             1.57%           1.60%(e)           1.87%(e)
 Ratio of net investment
  income to average net
  assets                       (0.23)%         (0.34)%(e)         (0.59)%(e)
 Ratio of expenses to
  average net assets*            1.93%           2.13%(e)           2.14%(e)
 Portfolio turnover(f)          64.29%          36.50%             20.18%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Market Expansion Index Fund became the Market Expansion Index Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Market Expansion Index Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Amount is less than $1,000. (E) Annualized. (F) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                YEAR ENDED   MARCH 22, 1999 TO
CLASS C                                        JUNE 30, 2000 JUNE 30, 1999(A)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.57          $ 9.32
------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                      (0.05)           0.02
 Net realized and unrealized gains (losses)
  from investments                                  1.15            1.25
 Capital contributions from Investment Advisor      0.02              -
------------------------------------------------------------------------------
Total from Investment Activities                    1.12            1.27
------------------------------------------------------------------------------
Distributions:
 Net investment income                                - (b)        (0.02)
 Net realized gains                                (2.73)             -
Total Distributions                                (2.73)          (0.02)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 8.96          $10.57
------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)              13.11%          13.64%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                $  180          $   18
 Ratio of expenses to average net assets           1.57%           1.58%(d)
 Ratio of net investment income to average net
  assets                                          (0.24%)         (0.33%)(d)
 Ratio of expenses to average net assets*          1.93%           2.17%(d)
 Portfolio turnover(e)                            64.29%          36.50%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Amount is less than $0.01.
   (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  105
     one group(R)

     -------------------

[GRAPHIC]

FINANCIAL HIGHLIGHTS

International Equity Index Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                          YEAR ENDED JUNE 30,
                                ---------------------------------------------
CLASS A                          2000       1999     1998     1997     1996
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $ 18.68    $ 17.99  $ 16.92  $ 15.16  $ 13.92
------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)      0.11       0.29     0.19     0.11     0.14
 Net realized and unrealized
  gains (losses) from
  investments                      3.16       1.60     1.31     2.03     1.40
------------------------------------------------------------------------------
Total from Investment
 Activities                        3.27       1.89     1.50     2.14     1.54
------------------------------------------------------------------------------
Distributions:
 Net investment income               - (a)   (0.35)      -     (0.13)   (0.16)
 In excess of net investment
  income                             -          -        -     (0.10)   (0.02)
 Net realized gains               (0.29)     (0.85)   (0.43)   (0.15)   (0.12)
Total Distributions               (0.29)     (1.20)   (0.43)   (0.38)   (0.30)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $ 21.66    $ 18.68  $ 17.99  $ 16.92  $ 15.16
------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                         17.58%     11.21%    9.34%   14.31%   11.20%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                         $67,967    $55,691  $24,060  $12,562  $10,789
 Ratio of expenses to average
  net assets                      1.11%      1.10%    1.13%    1.11%    1.22%
 Ratio of net investment income
  to average net assets           0.51%      1.06%    1.11%    0.73%    0.79%
 Ratio of expenses to average
  net assets*                     1.21%      1.20%    1.23%    1.19%    1.35%
 Portfolio turnover(b)           13.85%     33.99%    9.90%    9.61%    6.28%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Amount is less than $0.01. (B) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                             YEAR ENDED JUNE 30,
                                    ------------------------------------------
CLASS B                              2000     1999     1998     1997     1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                             $ 17.89  $ 17.33  $ 16.44  $ 14.79  $13.73
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)          0.04     0.10     0.08     0.09    0.03
 Net realized and unrealized gains
  (losses) from investments            2.99     1.55     1.24     1.86    1.32
-------------------------------------------------------------------------------
Total from Investment Activities       3.03     1.65     1.32     1.95    1.35
-------------------------------------------------------------------------------
Distributions:
 Net investment income                   -     (0.24)      -     (0.08)  (0.15)
 In excess of net investment income      -        -        -     (0.07)  (0.02)
 Net realized gains                   (0.29)   (0.85)   (0.43)   (0.15)  (0.12)
Total Distributions                   (0.29)   (1.09)   (0.43)   (0.30)  (0.29)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $ 20.63  $ 17.89  $ 17.33  $ 16.44  $14.79
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                             16.99%   10.15%    8.48%   13.37%   9.97%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)  $29,007  $18,489  $13,307  $10,033  $5,856
 Ratio of expenses to average net
  assets                              1.86%    1.83%    1.88%    1.86%   1.97%
 Ratio of net investment income to
  average net assets                 (0.25%)   0.10%    0.26%    0.08%   0.04%
 Ratio of expenses to average net
  assets*                             1.86%    1.83%    1.88%    1.86%   2.00%
 Portfolio turnover(a)               13.85%   33.99%    9.90%    9.61%   6.28%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
106
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

International Equity Index Fund

                                            YEAR ENDED JUNE
                                                  30,         NOVEMBER 4, 1997
                                            ----------------         TO
CLASS C                                      2000     1999    JUNE 30, 1998(A)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 18.55  $ 17.91       $15.70
------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                 (0.01)    0.30         0.06
 Net realized and unrealized gains (losses)
  from investments                             3.14     1.51         2.45
------------------------------------------------------------------------------
Total from Investment Activities               3.13     1.81         2.51
------------------------------------------------------------------------------
Distributions:
 Net investment income                           -     (0.32)          -
 Net realized gains                           (0.29)   (0.85)       (0.30)
Total Distributions                           (0.29)   (1.17)       (0.30)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $ 21.39  $ 18.55       $17.91
------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)         16.92%   10.78%       16.34%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)          $11,442  $ 2,339       $  119
 Ratio of expenses to average net assets      1.86%    1.86%        1.87%(c)
 Ratio of net investment income to average
  net assets                                 (0.17%)   0.73%        2.88%(c)
 Portfolio turnover(d)                       13.85%   33.99%        9.90%

(A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
    (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  107
     one group(R)

     -------------------

[GRAPHIC]

FINANCIAL HIGHLIGHTS

Diversified International Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                           YEAR ENDED DECEMBER 31,
                          YEAR ENDED   SIX MONTHS ENDED ---------------------------------
CLASS A                  JUNE 30, 2000 JUNE 30, 1999(A)  1998     1997     1996     1995
------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $ 15.08        $ 13.89      $ 12.11  $ 11.77  $ 11.05  $10.01
------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                       0.05           0.08         0.11     0.07     0.10    0.10
 Net realized and
  unrealized gains
  (losses) from
  investments                  3.07           1.11         1.84     0.36     0.72    1.05
------------------------------------------------------------------------------------------
Total from Investment
 Activities                    3.12           1.19         1.95     0.43     0.82    1.15
------------------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.12)            -         (0.13)   (0.09)   (0.10)  (0.11)
 In excess of net
  investment income              -              -         (0.04)      -        -       -
 Net realized gains           (0.18)            -            -        -        -       -
Total Distributions           (0.30)            -         (0.17)   (0.09)   (0.10)  (0.11)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                     $ 17.90        $ 15.08      $ 13.89  $ 12.11  $ 11.77  $11.05
------------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)               20.66%          8.57%(b)    16.12%    3.69%    7.50%  11.47%
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)              $35,605        $34,900      $44,232  $26,703  $10,836  $  988
 Ratio of expenses to
  average net assets          1.30%          1.29%(c)     1.34%    1.35%    1.23%   1.16%
 Ratio of net investment
  income to average net
  assets                      0.29%          1.25%(c)     0.79%    0.80%    0.88%   1.43%
 Ratio of expenses to
  average net assets*         1.43%          1.37%(c)     1.34%    1.35%    1.23%   1.24%
 Portfolio turnover(d)       17.05%          2.96%        8.50%    3.56%    6.37%   2.09%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus International Equity Fund became the Diversified International Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus International Equity Fund. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
108
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Diversified International Fund

                                                          YEAR ENDED
                                                         DECEMBER 31,
                          YEAR ENDED   SIX MONTHS ENDED ---------------   AUGUST 26, 1996 TO
CLASS B                  JUNE 30, 2000 JUNE 30, 1999(A)  1998     1997   DECEMBER 31, 1996(B)
---------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $ 14.08         $13.01      $ 11.37  $11.08         $10.84
---------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                       0.07           0.03         0.01    0.01           0.04
 Net realized and
  unrealized gains
  (losses) from
  investments                  2.71           1.04         1.74    0.34           0.24
---------------------------------------------------------------------------------------------
Total from Investment
 Activities                    2.78           1.07         1.75    0.35           0.28
---------------------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.08)            -         (0.08)  (0.06)         (0.04)
 In excess of net
  investment income              -              -         (0.03)     -              -
 Net realized gains           (0.18)            -            -       -              -
Total Distributions           (0.26)            -         (0.11)  (0.06)         (0.04)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                     $ 16.60         $14.08      $ 13.01  $11.37         $11.08
---------------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)               19.77%          8.22%(c)    15.43%   2.90%          2.62%(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)              $ 7,269         $2,478      $ 2,545  $1,763         $1,131
 Ratio of expenses to
  average net assets          2.05%          2.05%(d)     2.09%   2.10%          2.05%(d)
 Ratio of net investment
  income to average net
  assets                     (0.21%)         0.57%(d)     0.04%   0.05%          0.75%(d)
 Ratio of expenses to
  average net assets*         2.08%          2.08%(d)     2.09%   2.10%          2.05%(d)
 Portfolio turnover(e)       17.05%          2.96%         .50%   3.56%          6.37%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus International Equity Fund became the Diversified International Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus International Equity Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                YEAR ENDED   MARCH 22, 1999 TO
CLASS C                                        JUNE 30, 2000 JUNE 30, 1999(A)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 14.08         $13.47
------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                        0.11             -
 Net realized and unrealized gains (losses)
  from investments                                   2.67           0.61
------------------------------------------------------------------------------
Total from Investment Activities                     2.78           0.61
------------------------------------------------------------------------------
Distributions:
 Net investment income                              (0.11)            -
 Net realized gains                                 (0.18)            -
Total Distributions                                 (0.29)            -
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 16.57         $14.08
------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)               19.76%          4.53%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                $   729         $    5
 Ratio of expenses to average net assets            2.06%          2.00%(c)
 Ratio of net investment income to average net
  assets                                            0.30%          1.58%(c)
 Ratio of expenses to average net assets*           2.09%          2.00%(c)
 Portfolio turnover(d)                             17.05%          2.96%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  109
     one group(R)

     -------------------
                                                                       [GRAPHIC]


Appendix A

--------------------------------------------------------------------------------
Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

--------------------------------

                   FUND NAME  FUND CODE
---------------------------------------
      One Group(R) Small Cap
                 Growth Fund       1
---------------------------------------
One Group(R) Small Cap Value
                        Fund       2
---------------------------------------
 One Group(R) Mid Cap Growth
                        Fund       3
---------------------------------------
  One Group(R) Mid Cap Value
                        Fund       4
---------------------------------------
One Group(R) Diversified Mid
                    Cap Fund       5
---------------------------------------
      One Group(R) Large Cap
                 Growth Fund       6
---------------------------------------
One Group(R) Large Cap Value
                        Fund       7
---------------------------------------
  One Group(R) Equity Income
                        Fund       8
---------------------------------------
    One Group(R) Diversified
                 Equity Fund       9
---------------------------------------
  One Group(R) Balanced Fund      10
---------------------------------------
   One Group(R) Equity Index
                        Fund      11
---------------------------------------
         One Group(R) Market
        Expansion Index Fund      12
---------------------------------------
One Group(R) Technology Fund      13
---------------------------------------
  One Group(R) International
           Equity Index Fund      14
---------------------------------------
    One Group(R) Diversified
          International Fund      15
---------------------------------------

                                                               FUND RISK
INSTRUMENT                                                     CODE TYPE
-----------------------------------------------------------------------------
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and     1-15 Market
CUBES.
-----------------------------------------------------------------------------

Treasury Receipts: TRS, TIGRs and CATS.                        1-15 Market
-----------------------------------------------------------------------------

U.S. Government Agency Securities: Securities issued by        1-15 Market
agencies and instrumentalities of the U.S. government. These        Credit
include Ginnie Mae, Fannie Mae and Freddie Mac.
-----------------------------------------------------------------------------

Certificates of Deposit: Negotiable instruments with a stated  1-15 Market
maturity.                                                           Credit
                                                                    Liquidity
-----------------------------------------------------------------------------

Time Deposits: Non-negotiable receipts issued by a bank in     1-15 Liquidity
exchange for the deposit of funds.                                  Credit
                                                                    Market
-----------------------------------------------------------------------------

------
110

                                                                FUND RISK
INSTRUMENT                                                      CODE TYPE
-------------------------------------------------------------------------------

Common Stock: Shares of ownership of a company.                 1-15 Market
-------------------------------------------------------------------------------

Repurchase Agreements: The purchase of a security and the       1-15 Credit
simultaneous commitment to return the security to the seller         Market
at an agreed upon price on an agreed upon date. This is              Liquidity
treated as a loan.
-------------------------------------------------------------------------------

Reverse Repurchase Agreements: The sale of a security and the   1-15 Market
simultaneous commitment to buy the security back at an agreed        Leverage
upon price on an agreed upon date. This is treated as a
borrowing by a Fund.
-------------------------------------------------------------------------------

Securities Lending: The lending of up to 33 1/3% of the Fund's  1-15 Credit
total assets. In return, the Fund will receive cash, other           Market
securities and/or letters of credit as collateral.                   Leverage
-------------------------------------------------------------------------------

When-Issued Securities and Forward Commitments: Purchase or     1-15 Market
contract to purchase securities at a fixed price for delivery        Leverage
at a future date.                                                    Liquidity
                                                                     Credit
-------------------------------------------------------------------------------

Investment Company Securities: Shares of other mutual funds,    1-15 Market
including One Group money market funds and shares of other
money market funds for which Banc One Investment Advisors or its affiliates serve as investment advisor or administrator.
Banc One Investment Advisors will waive certain fees when
investing in funds for which it serves as investment advisor.
-------------------------------------------------------------------------------

Convertible Securities: Bonds or preferred stock that can       1-15 Market
convert to common stock.                                             Credit
-------------------------------------------------------------------------------

Call and Put Options: A call option gives the buyer the right   1-15 Management
to buy, and obligates the seller of the option to sell, a            Liquidity
security at a specified price at a future date. A put option         Credit
gives the buyer the right to sell, and obligates the seller of       Market
the option to buy, a security at a specified price at a future       Leverage
date. The Funds will sell only covered call and secured put
options.
-------------------------------------------------------------------------------

Futures and Related Options: A contract providing for the       1-15 Management
future sale and purchase of a specified amount of a specified        Market
security, class of securities, or an index at a specified time       Credit
in the future and at a specified price.                              Liquidity
                                                                     Leverage
-------------------------------------------------------------------------------

------
  111

                                                                     RISK
INSTRUMENT                                                FUND CODE  TYPE
-------------------------------------------------------------------------------

Real Estate Investment Trusts ("REITS"): Pooled           1-15       Liquidity
investment vehicles which invest primarily in income                 Management
producing real estate or real estate related loans or                Market
interest.                                                            Regulatory
                                                                     Tax
                                                                     Prepayment
-------------------------------------------------------------------------------

Bankers' Acceptances: Bills of exchange or time drafts    1-15       Credit
drawn on and accepted by a commercial bank. Maturities               Liquidity
are generally six months or less.                                    Markett
-------------------------------------------------------------------------------

Commercial Paper: Secured and unsecured short-term        1-15       Credit
promissory notes issued by corporations and other                    Liquidity
entities. Maturities generally vary from a few days to               Market
nine months.
-------------------------------------------------------------------------------

Foreign Securities: Stocks issued by foreign companies,   1-15       Market
as well as commercial paper of foreign issuers and                   Political
obligations of foreign banks, overseas branches of U.S.              Liquidity
banks and supranational entities. Includes American                  Foreign
Depositary Receipts Global Depositary Receipts, European             Investment
Depositary Receipts and American Depositary Securities.
-------------------------------------------------------------------------------

Restricted Securities: Securities not registered under    1-15       Liquidity
the Securities Act of 1933, such as privately placed                 Market
commercial paper and Rule 144A securities.
-------------------------------------------------------------------------------

Variable and Floating Rate Instruments: Obligations with  1-15       Credit
interest rates which are reset daily, weekly, quarterly              Liquidity
or some other period and which may be payable to the                 Market
Fund on demand.
-------------------------------------------------------------------------------

Rights and Warrants: Securities, typically issued with    1, 2, 5-7, Market
preferred stock or bonds, that give the holder the right  9-15       Credit
to buy a proportionate amount of common stock at a
specified price.
-------------------------------------------------------------------------------

Preferred Stock: A class of stock that generally pays a   1-15       Market
dividend at a specified rate and has preference over
common stock in the payment of dividends and in
liquidation.
-------------------------------------------------------------------------------

Mortgage-Backed Securities: Debt obligations secured by   2, 5, 10,  Prepayment
real estate loans and pools of loans. These include       13, 15     Market
collateralized mortgage obligations ("CMOs") and Real                Credit
Estate Mortgage Investment Conduits ("REMICs").                      Regulatory
-------------------------------------------------------------------------------

------
112

                                                            FUND     RISK
INSTRUMENT                                                  CODE     TYPE
-------------------------------------------------------------------------------

Corporate Debt Securities: Corporate bonds and non-         6, 10,   Market
convertible debt securities.                                13       Credit
-------------------------------------------------------------------------------

Demand Features: Securities that are subject to puts and    10       Market
standby commitments to purchase the securities at a fixed            Liquidity
price (usually with accrued interest) within a fixed                 Management
period of time following demand by a Fund.
-------------------------------------------------------------------------------

Asset-Backed Securities: Securities secured by company      2, 5,    Prepayment
receivables, home equity loans, truck and auto loans,       10, 15   Market
leases, credit card receivables and other securities                 Credit
backed by other types of receivables or other assets.                Regulatory
-------------------------------------------------------------------------------

Mortgage Dollar Rolls: A transaction in which a Fund sells  2, 5,    Prepayment
securities for delivery in a current month and              10, 15   Market
simultaneously contracts with the same party to repurchase           Regulatory
similar but not identical securities on a specified future
date.
-------------------------------------------------------------------------------

Adjustable Rate Mortgage Loans ("ARMS"): Loans in a         10       Prepayment
mortgage pool which provide for a fixed initial mortgage             Market
interest rate for a specified period of time, after which            Credit
the rate may be subject to periodic adjustments.                     Regulatory
-------------------------------------------------------------------------------

Swaps, Caps and Floors: A Fund may enter into these         1-15     Management
transactions to manage its exposure to changing interest             Credit
rates and other factors. Swaps involve an exchange of                Liquidity
obligations by two parties. Caps and floors entitle a                Market
purchaser to a principal amount from the seller of the cap
or floor to the extent that a specified index exceeds or
falls below a predetermined interest rate or amount.
-------------------------------------------------------------------------------

New Financial Products: New options and futures contracts   1-15     Management
and other financial products continue to be developed and            Credit
the Funds may invest in such options, contracts and                  Market
products.                                                            Liquidity
-------------------------------------------------------------------------------

Structured Instruments: Debt securities issued by agencies  1-10,    Market
and instrumentalities of the U.S. government, banks,        12, 14,  Liquidity
municipalities, corporations and other businesses whose     15       Management
interest and/or principal payments are indexed to foreign            Credit
currency exchange rates, interest rates, or one or more              Foreign
other referenced indices.                                            Investment
-------------------------------------------------------------------------------

------
  113

                                                           FUND     RISK
INSTRUMENT                                                 CODE     TYPE
-------------------------------------------------------------------------------

Municipal Securities: Securities issued by a state or      10       Market
political subdivision to obtain funds for various public            Credit
purposes. Municipal securities include private activity             Political
bonds and industrial development bonds, as well as                  Tax
General Obligation Notes, Tax Anticipation Notes, Bond              Regulatory
Anticipation Notes, Revenue Anticipation Notes, Project
Notes, other short-term tax-exempt obligations,
municipal leases and obligations of municipal housing
authorities and single family revenue bonds.
-------------------------------------------------------------------------------

Obligations of Supranational Agencies: Obligations of      2, 5,    Credit
supranational agencies which are chartered to promote      10, 14,  Foreign
economic development and are supported by various          15       Investment
governments and governmental agencies.
-------------------------------------------------------------------------------

Currency Futures and Related Options: The Funds may        14, 15   Management
engage in transactions in financial futures and related             Liquidity
options, which are generally described above. The Funds             Credit
will enter into these transactions in foreign currencies            Market
for hedging purposes only.                                          Political
                                                                    Leverage
                                                                    Foreign
                                                                    Investment
-------------------------------------------------------------------------------

Forward Foreign Exchange Transactions: Contractual         14, 15   Management
agreement to purchase or sell one specified currency for            Liquidity
another currency at a specified future date and price.              Credit
The Funds will enter into forward foreign exchange                  Market
transactions for hedging purposes only.                             Political
                                                                    Leverage
                                                                    Foreign
                                                                    Investment
-------------------------------------------------------------------------------

Index Shares: Ownership interests in unit investment       1-15     Market
trusts and other pooled investment vehicles that hold a
portfolio of securities or stocks designed to track the
price performance and dividend yield of a particular
index such as Standard & Poor's Depository Receipts
("SPDRs") and Nasdaq 100's. The Equity Index Fund invests
only in SPDRs.
-------------------------------------------------------------------------------

Zero Coupon Debt Securities: Bonds and other debt that     2, 5,    Credit
pay no interest, but are issued at a discount from their   10, 15   Market
value at maturity. When held to maturity, their entire              Zero Coupon
return equals the difference between their issue price
and their maturity value.
-------------------------------------------------------------------------------

------
114

                                                          FUND     RISK
INSTRUMENT                                                CODE     TYPE
------------------------------------------------------------------------------

Zero-Fixed-Coupon Debt Securities: Zero coupon debt       10       Credit
securities which convert on a specified date to interest           Market
bearing debt securities.                                           Zero Coupon
------------------------------------------------------------------------------

Stripped Mortgage-Backed Securities: Derivative multi-    10       Prepayment
class mortgage securities usually structured with two              Market
classes of shares that receive different proportions of            Credit
the interest and principal from a pool of mortgage-                Regulatory
backed obligations. These include IOs and POs.
------------------------------------------------------------------------------

Inverse Floating Rate Instruments: Floating rate debt     10       Market
instruments with interest rates that reset in the                  Leverage
opposite direction from the market rate of interest to             Credit
which the inverse floater is indexed.
------------------------------------------------------------------------------

Loan Participations and Assignments: Participations in,   10       Credit
or assignments of all or a portion of loans to                     Political
corporations or to governments, including governments of           Liquidity
the less developed countries ("LDCs").                             Foreign
                                                                   Investment
                                                                   Market
------------------------------------------------------------------------------

Fixed Rate Mortgage Loans: Investment in fixed rate       10       Credit
mortgage loans or mortgage pools which bear simple                 Prepayment
interest at fixed annual rates and have short- to long-            Regulatory
term final maturities.                                             Market
------------------------------------------------------------------------------

Short-Term Funding Agreements: Funding agreements issued  10       Credit
by banks and highly rated U.S. insurance companies such            Liquidity
as Guaranteed Investment Contracts ("GICs") and Bank               Market
Investment Contracts ("BICs").

------
  115

--------------------------------------------------------------------------------

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

 . Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

 . Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

  Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

  Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

 . Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

 . Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

 . Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

------
116

 . Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

 . Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

 . Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

 . Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

 . Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

 . Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

------
  117

--------------------------------------------------------------------------------

If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Fund by calling 1-800-480-4111, or by writing the Funds at:

ONE GROUP(R) MUTUAL FUNDS
1111 POLARIS PARKWAY
COLUMBUS, OHIO 43271-1235

  or visiting

WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)




TOG-F-120
                                                             [LOGO OF ONE GROUP]

MUNICIPAL BOND FUNDS


                       PROSPECTUS

                       November 1, 2000

                       Class A Shares

                       Class B Shares

                       Class C Shares


                                                     [LOGO OF BANK ONE]


                       One Group(R) Short-Term Municipal Bond Fund

                       One Group(R) Intermediate Tax-Free Bond Fund

                       One Group(R) Tax-Free Bond Fund

                       One Group(R) Municipal Income Fund

                       One Group(R) Arizona Municipal Bond Fund

                       One Group(R) Kentucky Municipal Bond Fund

                       One Group(R) Louisiana Municipal Bond Fund

                       One Group(R) Michigan Municipal Bond Fund

                       One Group(R) Ohio Municipal Bond Fund

                       One Group(R) West Virginia Municipal Bond Fund
                     ---------------


                       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ANY OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF
  contents

              FUND SUMMARIES: INVESTMENTS, RISK &
                                      PERFORMANCE
         One Group Short-Term Municipal Bond Fund   2
                                                   ---
        One Group Intermediate Tax-Free Bond Fund   6
                                                   ---
                     One Group Tax-Free Bond Fund   10
                                                   ---
                  One Group Municipal Income Fund   14
                                                   ---
            One Group Arizona Municipal Bond Fund   18
                                                   ---
           One Group Kentucky Municipal Bond Fund   22
                                                   ---
          One Group Louisiana Municipal Bond Fund   26
                                                   ---
           One Group Michigan Municipal Bond Fund   30
                                                   ---
               One Group Ohio Municipal Bond Fund   34
                                                   ---
           One Group West Virginia Municipal Bond
                                             Fund   38
                                                   ---

                            MORE ABOUT THE FUNDS
                            Principal Investment
                                      Strategies   42
                                                  ---
                                Investment Risks   45
                                                  ---
                             Investment Policies   46
                                                  ---
                               Portfolio Quality   47
                                                  ---
                             Temporary Defensive
                                       Positions   48
                                                  ---
                              Portfolio Turnover   48
                                                  ---

          HOW TO DO BUSINESS WITH ONE GROUP
                               MUTUAL FUNDS
                     Purchasing Fund Shares   49
                                             ---
                              Sales Charges   52
                                             ---
        Sales Charge Reductions and Waivers   55
                                             ---
                     Exchanging Fund Shares   58
                                             ---
                      Redeeming Fund Shares   59
                                             ---

                      SHAREHOLDER
                      INFORMATION
                    Voting Rights               62
                                               ---
                Dividend Policies               62
                                               ---
                 Tax Treatment of
                     Shareholders               63
                                               ---
hareholderSStatements and Reports               65
                                               ---

                    MANAGEMENT OF ONE
                         GROUP MUTUAL
                                FUNDS
                          The Advisor    66
                                        ---
                    The Fund Managers    66
                                        ---

                     FINANCIAL HIGHLIGHTS   67
                                           ---
         APPENDIX A: INVESTMENT PRACTICES   78
                                           ---

     one  group(R)

     -------------------
[GRAPHIC]

MUTUAL FUNDS

PRIVACY POLICY

One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:
  . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.
  . Customer -- a consumer who has a continuing relationship with One Group Mutual Funds through record ownership of fund shares.
  . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:
  . Information we receive from you on applications or other forms, on our website or through other means;
  . Information we receive from you through transactions, correspondence and other communications with us; and
  . Information we otherwise obtain from you in connection with providing you a financial product or service.

INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas or as described in the following section.

INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in COLLECTION OF NONPUBLIC PERSONAL INFORMATION with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

Children's Online Privacy Act Disclosure

From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Security

For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

One Group Mutual Funds' Privacy Commitment

One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.


------
   1
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Short-Term Municipal Bond Fund

What is the goal of the Short-Term Municipal Bond Fund?

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the main investment strategies of the Short-Term Municipal Bond Fund?

The Fund invests in a portfolio of municipal securities with an average weighted maturity of three years or less. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Short-Term Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?

Municipal securities are bonds and notes issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?

Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Short-Term Municipal Bond Fund?

The main risks of investing in the Short-Term Municipal Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Short-Term Municipal Bond Fund will change every day in response to market conditions. You may lose money if you invest in the Short-Term Municipal Bond Fund. For additional information on risk, please read "Investment Risks."

------
 2

     -------------------
                                                              -----------------


Short-Term Municipal Bond Fund

Main Risks

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of a Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund invests in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
   3
     one  group(R)

     -------------------

FUND SUMMARY

Short-Term Municipal Bond Fund

How has the Short-Term Municipal Bond Fund performed?

By showing the variability of the Short-Term Municipal Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE SHORT-TERM MUNICIPAL BOND FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.
The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                                1999      0.84%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 3.51%.

/2/Performance data includes the performance of the Pegasus Short Municipal
   Bond Fund for the period before it was consolidated with One Group Short-Term Municipal Bond Fund on March 22, 1999.

--------------------------------------------------------------------------------

Best Quarter: 0.67% 1Q1999   Worst Quarter: -0.30% 2Q1999
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                                    INCEPTION   1 YEAR PERFORMANCE
                                  DATE OF CLASS        SINCE 5/4/98
Class A                              5/4/98     -2.15%    0.85%
-------------------------------------------------------------------
Class B                              5/4/98     -2.50%    0.44%
-------------------------------------------------------------------
Lehman Brothers Short Municipal
 Bond Index/2/                                   2.00%    3.39%
-------------------------------------------------------------------
Lehman Brothers 3 Year Municipal
 Bond Index/3/                                   1.96%    3.35%
-------------------------------------------------------------------
Lipper Short-Term Municipal Debt
 Fund Index/4/                                   2.07%    3.13%
-------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Pegasus
   Short Municipal Bond Fund for the period before it was consolidated with One Group Short-Term Municipal Bond Fund on March 22, 1999.
/2/The Lehman Brothers Short Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with short-term maturities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares. The benchmark index for the Short-Term Municipal Bond Fund has changed from the Lehman Brothers 3 Year Municipal Bond Index to the Lehman Brothers Short Municipal Bond Index in order to better represent the investment policies for comparison purposes.
/3/The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged index generally representative of the short-term municipal bond market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges as Class A shares and contingent deferred sales charges on Class B shares.
/4/The Lipper Short-Term Municipal Debt Fund Index consists of funds that invest in municipal debt issues with dollar-weighted average maturities of one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.

------
 4

     -------------------




Short-Term Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-----------------------------------------------------------------
fees paid directly from your
investment)/1/                           CLASS A  CLASS B CLASS C
-----------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                 3.00%    none    none
-----------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)     none/2/   3.00%   1.00%
-----------------------------------------------------------------
 (as a percentage of original purchase
 price of redemption proceeds, as
 applicable)
Redemption Fee                              none    none    none
-----------------------------------------------------------------
Exchange Fee                                none    none    none
-----------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------
(expenses that are deductible from Fund
assets)                                  CLASS A  CLASS B CLASS C
-----------------------------------------------------------------
Investment Advisory Fees                    .60%    .60%    .60%
-----------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                       .35%   1.00%   1.00%
-----------------------------------------------------------------
Other Expenses/3/                           .27%    .27%    .27%
-----------------------------------------------------------------
Total Annual Fund Operating Expenses       1.22%   1.87%   1.87%
-----------------------------------------------------------------
Fee Waiver [and/or Expense
 Reimbursement]/4/                         (.42%)  (.57%)  (.57%)
-----------------------------------------------------------------
Net Expense                                 .80%   1.30%   1.30%
-----------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges." /3/ Expense Information has been restated to reflect current fees.

/4/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .80% for Class A shares, 1.30% for Class B shares and 1.30% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  379     $  432       $  132       $  232       $  132
----------------------------------------------------------------------
3 Years       635        732          532          532          532
----------------------------------------------------------------------
5 Years       911        958          958          958          958
----------------------------------------------------------------------
10 Years    1,697      1,973        1,973        2,144        2,144
----------------------------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A                    $421
   Class B (with redemption)  $490
   Class B (no redemption)    $190
   Class C (with redemption)  $290
   Class C (no redemption)    $190

/2/Class B shares automatically convert to Class A shares after six (6) years.
   Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
   5
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Intermediate Tax-Free Bond Fund


What is the goal of the Intermediate Tax-Free Bond Fund?

The Fund seeks current income exempt from federal income taxes consistent with prudent investment management and the preservation of capital.

What are the main investment strategies of the Intermediate Tax-Free Bond Fund?

The Fund invests primarily in a portfolio of municipal securities with an average weighted maturity of between three and 10 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Intermediate Tax-Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?

Municipal securities are bonds and notes issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?

Up to 20% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Intermediate Tax-Free Bond Fund?

The main risks of investing in the Intermediate Tax-Free Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Intermediate Tax-Free Bond Fund will change every day in response to market conditions. You may lose money if you invest in the Intermediate Tax-Free Bond Fund. For additional information on risk, please read "Investment Risks."


------
 6

Intermediate Tax-Free Bond Fund

     -------------------
    MAIN RISKS
-----------------


Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of a Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives. The Fund may invest in securities that are considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


------
   7
     one  group(R)

     -------------------

FUND SUMMARY

Intermediate Tax-Free Bond Fund

How has the Intermediate Tax-Free Bond Fund performed?


By showing the variability of the Intermediate Tax-Free Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE INTERMEDIATE TAX-FREE BOND FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                            1991              9.56%
                            1992              7.38%
                            1993              9.36%
                            1994             -4.17%
                            1995             12.97%
                            1996              4.03%
                            1997              7.93%
                            1998              5.75%
                            1999             -2.57%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.76%.

/2/For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from September 4, 1990 to February 17, 1992, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 5.18% 1Q1995   Worst Quarter: -4.70% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table DO include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                            INCEPTION   1 YEAR 5 YEARS PERFORMANCE
                          DATE OF CLASS                SINCE 9/4/90
Class A                      2/18/92    -6.93%  4.53%     5.12%
-------------------------------------------------------------------
Class B                      1/14/94    -7.77%  4.52%     4.94%
-------------------------------------------------------------------
Lehman Brothers 7 Year
 Municipal Bond Index/2/                -0.14%  6.35%     6.75%
-------------------------------------------------------------------
Lehman Brothers 3-15
 Year Municipal Bond
 Index/3/                               -0.46%  6.68%         *
-------------------------------------------------------------------
Lipper Intermediate
 Municipal Fund Index/4/                -1.37%  5.59%     6.02%
-------------------------------------------------------------------

/1/For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from September 4, 1990 to February 17, 1992. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from September 4, 1990 to January 13, 1994. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax- exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/4/The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in this category.
*  Index did not exist.

------
 8

     -------------------


Intermediate Tax-Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES
------------------------------------------------------------------
 (fees paid directly from your
 investment)/1/                            CLASS A CLASS B CLASS C
------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on
  Purchases                                  4.50%   none    none
------------------------------------------------------------------
 (as a percentage of offering price)

 Maximum Deferred Sales Charge (Load)      none/2/  5.00%   1.00%
------------------------------------------------------------------
 (as a percentage of original purchase
 price of redemption proceeds,
 as applicable)

 Redemption Fee                               none   none    none
------------------------------------------------------------------
 Exchange Fee                                 none   none    none
------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------
(expenses that are deductible from Fund
assets)                                   CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Investment Advisory Fees                    .60%    .60%    .60%
-----------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                       .35%   1.00%   1.00%
-----------------------------------------------------------------
Other Expenses/3/                           .19%    .19%    .19%
-----------------------------------------------------------------
Total Annual Fund Operating Expenses       1.14%   1.79%   1.79%
-----------------------------------------------------------------
Fee Waiver [and/or Expense
 Reimbursement]/4/                         (.29%)  (.29%)  (.29%)
-----------------------------------------------------------------
Net Expenses                                .85%   1.50%   1.50%
-----------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense Information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .85% for Class A shares, 1.50% for Class B shares and 1.50% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/   $ 533      $ 653        $ 153        $ 253        $ 153
----------------------------------------------------------------------
3 Years       768        835          535          535          535
----------------------------------------------------------------------
5 Years     1,023      1,143          943          943          943
----------------------------------------------------------------------
10 Years    1,749      1,910        1,910        2,081        2,081
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

  Class A                       $561
  Class B (with redemption)     $682
  Class B (no redemption)       $182
  Class C (with redemption)     $282
  Class C (no redemption)       $182

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
   9
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Tax-Free Bond Fund


What is the goal of the Tax-Free Bond Fund?

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the main investment strategies of the Tax-Free Bond Fund?

The Fund invests primarily in a portfolio of municipal securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Tax-Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?

Municipal securities are bonds and notes issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?

Up to 20% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Tax-Free Bond Fund?

The main risks of investing in the Tax-Free Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Tax-Free Bond Fund will change every day in response to market conditions. You may lose money if you invest in the Tax-Free Bond Fund. For additional information on risk, please read "Investment Risks."


------
10

Tax-Free Bond Fund

     -------------------
MAIN RISKS
-----------------


Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of a Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that are considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  11
     one group(R)

     -------------------

FUND SUMMARY

Tax-Free Bond Fund

How has the Tax-Free Bond Fund performed?

By showing the variability of the Tax-Free Bond Fund's performance from year to year, the charts below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE TAX-FREE BOND FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                             1990           7.76%
                             1991          11.85%
                             1992           9.45%
                             1993          10.74%
                             1994          -1.98%
                             1995          16.89%
                             1996           3.36%
                             1997           9.16%
                             1998           5.72%
                             1999          -3.38%


/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 6.07%.
/2/Performance data includes performance of the Pegasus Municipal Bond Fund for the period before it was consolidated with the One Group Tax-Free Bond Fund on March 22, 1999.

--------------------------------------------------------------------------------
Best Quarter: 6.71% 1Q1995   Worst Quarter: -3.74% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table DO include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                               1 YEAR 5 YEARS 10 YEARS PERFORMANCE
                   INCEPTION                              SINCE
                 DATE OF CLASS                          (3/1/88)
Class A             3/1/88     -7.72%  5.17%   6.30%      6.70%
------------------------------------------------------------------
Class B             4/4/95     -8.65%  5.01%   5.99%      6.32%
------------------------------------------------------------------
Lehman Brothers
 Municipal Bond
 Index/2/                      -2.06%  6.91%   6.89%      7.34%
------------------------------------------------------------------
Lipper General
 Municipal Debt
 Index/3/                      -4.07%  6.14%   6.29%      6.91%
------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Pegasus
   Municipal Bond Fund for the period before it was consolidated with the One Group Tax-Free Bond Fund on March 22, 1999. For periods prior to the commencement of operations of Class B shares on April 4, 1995, Class B performance is based on Class A from March 1, 1988 to April 3, 1995. Class B performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/3/The Lipper General Municipal Bond Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in this category.

------
12

     -------------------

Tax-Free Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A   CLASS B CLASS C
-------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                 4.50%      none    none
-------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)        none/2/  5.00%   1.00%
-------------------------------------------------------------------
 (as a percentage of original purchase
 price of
 redemption proceeds, as applicable)
Redemption Fee                              none      none    none
-------------------------------------------------------------------
Exchange Fee                                none      none    none
-------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------
(expenses that are deducted from fund
assets)                                   CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Investment Advisory Fees                    .45%    .45%    .45%
-----------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                       .35%   1.00%   1.00%
-----------------------------------------------------------------
Other Expenses/3/                           .21%    .21%    .21%
-----------------------------------------------------------------
Total Annual Fund Operating Expenses       1.01%   1.66%   1.66%
-----------------------------------------------------------------
Fee Waiver [and/or Expense
 Reimbursement]/4/                         (.14%)  (.14%)  (.14%)
-----------------------------------------------------------------
Net Expenses                                .87%   1.52%   1.52%
-----------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense Information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .87% for Class A shares, 1.52% for Class B shares and 1.52% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.
Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you redeemed all of your shares or if you hold them. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.


           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  535     $  655       $  155       $  255       $  155
----------------------------------------------------------------------
3 Years       744        810          510          510          510
----------------------------------------------------------------------
5 Years       970      1,089          889          889          889
----------------------------------------------------------------------
10 Years    1,618      1,780        1,780        1,954        1,954
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A            $548
   Class B (with
    redemption)       $669
   Class B (no
    redemption)       $169
   Class C (with
    redemption)       $269
   Class C (no
    redemption)       $169

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  13
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Municipal Income Fund

What is the goal of the Municipal Income Fund?

The Fund seeks current income exempt from federal income taxes.

What are the main investment strategies of the Municipal Income Fund?

The Fund invests in a portfolio of municipal securities, including mortgage-backed securities. While current income is the Fund's primary focus, it seeks to produce income in a manner consistent with the preservation of principal. The Fund's average weighted maturity will normally range between five and 15 years. From time to time, a significant portion of the Funds total assets may be invested in municipal housing authority obligations. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Municipal Income Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?

Municipal securities are bonds and notes issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?

Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Municipal Income Fund?

The main risks of investing in the Municipal Income Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Municipal Income Fund will change every day in response to market conditions. You may lose money if you invest in the Municipal Income Fund. For additional information on risk, please read "Investment Risks."

------
14

Municipal Income Fund

     -------------------
MAIN RISKS
-----------------

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. The securities decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of a Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Prepayment and Call Risk. As part of its main investment strategy, the Municipal Income Fund may invest in mortgage-backed securities. The issuers of these and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. When mortgages are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Derivatives. The Fund may invest in securities that are considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  15
     one group(R)

     -------------------

FUND SUMMARY

Municipal Income Fund

How has the Municipal Income Fund performed?

By showing the variability of the Municipal Income Fund's performance from year to year, the charts below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE MUNICIPAL INCOME FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                             1994           -1.92%
                             1995           11.89%
                             1996            4.35%
                             1997            8.33%
                             1998            5.89%
                             1999           -2.73%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.81%.

/2/For periods prior to the commencement of operations of Class A shares on February 23, 1993, Class A performance is based on Class I performance from February 9, 1993 to February 22, 1993, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 4.79% 1Q1995   Worst Quarter: -1.94% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                                         1 YEAR 5 YEARS PERFORMANCE
                             INCEPTION                     SINCE
                           DATE OF CLASS                  2/9/93
Class A                       2/23/93    -7.10%  4.47%     3.85%
-------------------------------------------------------------------
Class B                       1/14/94    -8.01%  4.42%     3.83%
-------------------------------------------------------------------
Class C                       11/4/97    -4.21%  5.53%     4.37%
-------------------------------------------------------------------
Lehman Brothers 7 Year
 Municipal Bond Index/2/                  0.14%  6.35%     5.02%
-------------------------------------------------------------------
Lehman Brothers 3-15 Year
 Municipal Bond Index/3/                 -0.46%  6.68%       *
-------------------------------------------------------------------
Lipper Intermediate
 Municipal Fund Index/4/                 -1.37%  5.59%     4.34%
-------------------------------------------------------------------

/1/For periods prior to the commencement of operations of Class A shares on February 23, 1993, Class A performance is based on Class I performance from February 9, 1993 to February 22, 1993. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from February 9, 1993 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on November 4, 1997, Class C performance is based on Class B from February 9, 1993 to November 3, 1997. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B and Class C shares.
/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade tax- exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B and Class C shares.
/4/The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
*  Index did not exist.

------
16

     -------------------




Municipal Income Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
-------------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A   CLASS B CLASS C
-------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                 4.50%      none    none
-------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)        none/2/  5.00%   1.00%
-------------------------------------------------------------------
 (as a percentage of original purchase
 price of redemption proceeds, as
 applicable)
Redemption Fee                              none      none    none
-------------------------------------------------------------------
Exchange Fee                                none      none    none
-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are deducted from fund
assets)                                   CLASS A   CLASS B CLASS C
-------------------------------------------------------------------
Investment Advisory Fees                    .45%      .45%    .45%
-------------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                       .35%     1.00%   1.00%
-------------------------------------------------------------------
Other Expenses/3/                           .22%      .22%    .22%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses       1.02%     1.67%   1.67%
-------------------------------------------------------------------
Fee Waiver [and/or Expense
 Reimbursement]/4/                         (.15%)    (.15%)  (.15%)
-------------------------------------------------------------------
Net Expenses                                .87%     1.52%   1.52%
-------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10,000 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense Information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .87% for Class A shares, 1.52% foe Class B shares and 1.52% of Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.


           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/   $ 535      $ 655        $ 155        $ 255        $ 155
----------------------------------------------------------------------
3 Years       746        812          512          512          512
----------------------------------------------------------------------
5 Years       974      1,093          893          893          893
----------------------------------------------------------------------
10 Years    1,629      1,791        1,791        1,964        1,964
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

  Class A                    $549
  Class B (with redemption)  $670
  Class B (no redemption)    $170
  Class C (with redemption)  $270
  Class C (no redemption)    $170

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  17
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Arizona Municipal Bond Fund


What is the goal of the Arizona Municipal Bond Fund?

The Fund seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal.

What are the main investment strategies of the Arizona Municipal Bond Fund?

The Fund invests in municipal securities issued by or on behalf of Arizona and its respective authorities, political subdivisions, agencies and instrumentalities. The interest paid on Arizona municipal securities is exempt from federal income tax and Arizona personal income tax. A portion of the Fund's total assets also may be invested in municipal securities issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Arizona Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?

Municipal securities are bonds and notes issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?

Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Arizona Municipal Bond Fund?

The main risks of investing in the Arizona Municipal Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Arizona Municipal Bond Fund will change every day in response to market conditions. You may lose money if you invest in the Arizona Municipal Bond Fund. For additional information on risk, please read "Investment Risks."

------
18

     -------------------
-----------------


Arizona Municipal Bond Fund

Main Risks

Non-Diversification. The Arizona Municipal Bond Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Arizona Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Arizona, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, Arizona's population growth continues to outpace the national average. However, this growth is expensive and Arizona's economic outlook depends on its ability to match long-term revenues with expenditures. In addition, Arizona's continued growth depends, to some extent, on its ability to manage its water resources.

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of a Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that are considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


------
  19
     one  group(R)

     -------------------

FUND SUMMARY

Arizona Municipal Bond Fund

How has the Arizona Municipal Bond Fund performed?

By showing the variability of the Arizona Municipal Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE ARIZONA MUNICIPAL BOND FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

--------------------------------------------------------------------------------

                                    [GRAPH]

                            1990              6.36%
                            1991             10.06%
                            1992              7.28%
                            1993              9.75%
                            1994             -2.70%
                            1995             11.79%
                            1996              3.72%
                            1997              5.52%
                            1998              5.41%
                            1999             -2.53%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.21%. The Arizona Municipal Bond Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for the period prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------

Best Quarter: 4.73% 4Q1990   Worst Quarter: -3.60% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                   INCEPTION   1 YEAR  5 YEARS 10 YEARS  PERFORMANCE
                 DATE OF CLASS                          SINCE 11/30/79
Class A             1/20/97    -6.88%   3.72%    4.88%       6.26%
----------------------------------------------------------------------
Class B             1/20/97    -7.87%   3.00%    4.36%       5.65%
----------------------------------------------------------------------
Lehman Brothers
 7 Year
 Municipal Bond
 Index/2/                      -0.14%   6.35%    6.59%          *
----------------------------------------------------------------------
Lehman Brothers
 3-15 Year
 Municipal Bond
 Index/3/                      -0.46%   6.68%       *           *
----------------------------------------------------------------------
Lipper
 Intermediate
 Municipal Fund
 Index/4/                      -1.37%   5.59%    5.90%          *
----------------------------------------------------------------------

/1/The Arizona Municipal Bond Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for the period prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification restrictions imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/4/The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
*  Index did not exist.

------
20

     -------------------







Arizona Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A   CLASS B CLASS C
-------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                 4.50%      none    none
-------------------------------------------------------------------
 (as a percentage of offering price)/1/
Maximum Deferred Sales Charge (Load)        none/2/  5.00%   1.00%
-------------------------------------------------------------------
 (as a percentage of original purchase
 price of redemption proceeds, as
 applicable)
Redemption Fee                              none      none    none
-------------------------------------------------------------------
Exchange Fee                                none      none    none
-------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                   CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Investment Advisory Fees                    .45%    .45%    .45%
-----------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                       .35%   1.00%   1.00%
-----------------------------------------------------------------
Other Expenses/3/                           .20%    .20%    .20%
-----------------------------------------------------------------
Total Annual Fund Operating Expenses       1.00%   1.65%   1.65%
-----------------------------------------------------------------
Fee Waiver [and/or Expense
 Reimbursement]/4/                         (.10%)  (.10%)  (.10%)
-----------------------------------------------------------------
Net Expenses                                .90%   1.55%   1.55%
-----------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense Information has been restated to reflect current fees.
/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .90% for Class A shares, 1.55% for Class B shares and 1.55% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  538     $  658       $  158       $  258       $  158
----------------------------------------------------------------------
3 Years       745        811          511          511          511
----------------------------------------------------------------------
5 Years       968      1,088          888          888          888
----------------------------------------------------------------------
10 Years    1,611      1,773        1,773        1,946        1,946
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

  Class A                       $547
  Class B (with redemption)     $668
  Class B (no redemption)       $168
  Class C (with redemption)     $268
  Class C (no redemption)       $168

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  21
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Kentucky Municipal Bond Fund


What is the goal of the Kentucky Municipal Bond Fund?

The Fund seeks current income exempt from federal income tax and Kentucky personal income tax, consistent with the preservation of principal.

What are the main investment strategies of the Kentucky Municipal Bond Fund?

The Fund invests in municipal securities issued by or on behalf of Kentucky and its respective authorities, political subdivisions, agencies and instrumentalities. The interest paid on Kentucky municipal securities is exempt from federal income tax and Kentucky personal income tax. The Fund also may invest in municipal securities issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Kentucky Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?

Municipal securities are bonds and notes issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?

Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Kentucky Municipal Bond Fund?

The main risks of investing in the Kentucky Municipal Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Kentucky Municipal Bond Fund will change every day in response to market conditions. You may lose money if you invest in the Kentucky Municipal Bond Fund. For additional information on risk, please read "Investment Risks."


------
22

     -------------------
-----------------



Kentucky Municipal Bond Fund

MAIN RISKS

Non-Diversification. The Kentucky Municipal Bond Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Kentucky Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Kentucky, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, securities issued by Kentucky and its agencies are general obligations of the issuer only in those rare instances when they are approved by the voters in a state-wide referendum. In other instances, payment generally is dependent on only the revenues generated directly from the properties financed by the securities or the lease payments from a user which may be bound by only a short-term lease.

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of a Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that are considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund declines. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  23
     one group(R)

     -------------------

FUND SUMMARY

Kentucky Municipal Bond Fund

How has the Kentucky Municipal Bond Fund performed?

By showing the variability of the Kentucky Municipal Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE KENTUCKY MUNICIPAL BOND FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                              1994         -5.67%
                              1995         14.76%
                              1996          3.92%
                              1997          7.23%
                              1998          5.27%
                              1999         -1.88%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.99%.

/2/Performance data includes the performance of the Trademark Kentucky
   Municipal Bond Fund for the period before it was consolidated with the One Group Kentucky Municipal Bond Fund on January 20, 1995. For periods prior to the commencement of operations of Class A shares on January 20, 1995, Class A performance is based on Class I performance from March 12, 1993 to January 19, 1995, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------

Best Quarter:  6.23%  1Q1995   Worst Quarter:  -4.63% 1Q1994
--------------------------------------------------------------------------------
The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.


AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                             INCEPTION   1 YEAR  5 YEARS PERFORMANCE
                           DATE OF CLASS                    SINCE
                                                           3/12/93
Class A                       1/20/95    -6.26%   4.76%     3.58%
--------------------------------------------------------------------
Class B                       3/16/95    -7.21%   4.64%     3.53%
--------------------------------------------------------------------
Lehman Brothers 7 Year
 Municipal Bond Index/2/                 -0.14%   6.35%     5.29%
--------------------------------------------------------------------
Lehman Brothers 3-15 Year
 Municipal Bond Index/3/                 -0.46%   6.68%        *
--------------------------------------------------------------------
Lipper Intermediate
 Municipal Fund Index/4/                 -1.37%   5.59%     4.57%
--------------------------------------------------------------------

/1/The above-quoted performance data
   includes the performance of the Trademark
   Kentucky Municipal Bond Fund for the
   period before it was consolidated with
   the One Group Kentucky Municipal Bond
   Fund on January 20, 1995. For periods
   prior to the commencement of operations
   of Class A shares on January 20, 1995,
   Class A performance is based on Class I
   performance from March 12, 1993 to
   January 19, 1995. For periods prior to
   the commencement of operations of Class B shares on March 16, 1995, Class B performance is based on Class A from March 12, 1993 to March 15, 1995. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Lehman Brothers 7 Year Municipal Bond
   Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the One Group Kentucky
   Municipal Bond Fund reflects the
   deduction of these expenses as well as
   the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/3/The Lehman Brothers 3-15 Year Municipal
   Bond Index is an unmanaged index of
   investment grade, tax-exempt municipal
   bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/4/The Lipper Intermediate Municipal Fund
   Index consists of the equally weighted
   average monthly return of the largest
   funds within the universe of all funds in the category.
*  Index did not exist.

------
24

     -------------------




Kentucky Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A   CLASS B CLASS C
-------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                 4.50%      none    none
-------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)        none/2/  5.00%   1.00%
-------------------------------------------------------------------
 (as a percentage of original purchase
 price of redemption proceeds, as
 applicable)
Redemption Fee                              none      none    none
-------------------------------------------------------------------
Exchange Fee                                none      none    none
-------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                   CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Investment Advisory Fees                    .45%    .45%    .45%
-----------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                       .35%   1.00%   1.00%
-----------------------------------------------------------------
Other Expenses/3/                           .22%    .22%    .22%
-----------------------------------------------------------------
Total Annual Fund Operating Expenses       1.02%   1.67%   1.67%
-----------------------------------------------------------------
Fee Waiver [and/or Expense
 Reimbursement]/4/                         (.12%)  (.12%)  (.12%)
-----------------------------------------------------------------
Net Expenses                                .90%   1.55%   1.55%
-----------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense Information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .90% for Class A shares, 1.55% for Class B shares and 1.55% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the period shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  538     $  658       $  158       $  258       $  158
----------------------------------------------------------------------
3 Years       749        815          515          515          515
----------------------------------------------------------------------
5 Years       977      1,096          896          896          896
----------------------------------------------------------------------
10 Years    1,631      1,793        1,793        1,966        1,966
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

  Class A                       $549
  Class B (with redemption)     $670
  Class B (no redemption)       $170
  Class C (with redemption)     $270
  Class C (no redemption)       $170

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  25
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Louisiana Municipal Bond Fund

What is the goal of the Louisiana Municipal Bond Fund?

The Fund seeks current income exempt from federal income tax and Louisiana personal income tax, consistent with the preservation of principal.

What are the main investment strategies of the Louisiana Municipal Bond Fund?

The Fund invests in municipal securities issued by or on behalf of Louisiana and its respective authorities, political subdivisions, agencies and instrumentalities. The interest paid on Louisiana municipal securities is exempt from federal income tax and Louisiana personal income tax. A portion of the Fund's total assets also may be invested in municipal securities issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Louisiana Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?

Municipal securities are bonds and notes issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?

Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Louisiana Municipal Bond Fund?

The main risks of investing in the Louisiana Municipal Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Louisiana Municipal Bond Fund will change every day in response to market conditions. You may lose money if you invest in the Louisiana Municipal Bond Fund. For additional information on risk, please read "Investment Risks."

------
26

     -------------------
-----------------



Louisiana Municipal Bond Fund

MAIN RISKS

Non-Diversification. The Louisiana Municipal Bond Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Louisiana Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Louisiana, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Louisiana economy is heavily dependent on a single industry, in this case energy (oil and gas). Louisiana continues to recover from the oil price declines of the mid-1980's. Although Louisiana has reduced its per capita debt burden to more moderate levels, wealth and income indicators are below the national average. Louisiana's average employment growth for the past five years is the highest since 1982. Economic growth is expected to follow the national trend and slow over the next five years.

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that are considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  27
     one group(R)

     -------------------

FUND SUMMARY

Louisiana Municipal Bond Fund

How has the Louisiana Municipal Bond Fund performed?

By showing the variability of the Louisiana Municipal Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE LOUISIANA MUNICIPAL BOND FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.


BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                              1990          7.41%
                              1991          9.93%
                              1992          7.97%
                              1993         10.35%
                              1994         -3.25%
                              1995         12.02%
                              1996          4.54%
                              1997          7.04%
                              1998          5.43%
                              1999         -2.29%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.20%.
/2/Performance data includes the performance of the Paragon Louisiana Tax-Free
  Bond Fund for the period before it was consolidated with the One Group Louisiana Municipal Bond Fund on March 26, 1996.

--------------------------------------------------------------------------------
Best Quarter: 4.81% 1Q1995   Worst Quarter: -4.19% 1Q1994
--------------------------------------------------------------------------------
The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.


AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                   INCEPTION   1 YEAR  5 YEARS 10 YEARS  PERFORMANCE
                 DATE OF CLASS                          SINCE 12/29/89
Class A            12/29/89    -6.71%   4.27%    5.32%       5.35%
----------------------------------------------------------------------
Class B             9/16/94    -7.59%   4.15%    5.01%       5.05%
----------------------------------------------------------------------
Lehman Brothers
 7 Year
 Municipal Bond
 Index/2/                      -0.14%   6.35%    6.59%       6.59%
----------------------------------------------------------------------
Lehman Brothers
 3-15 Year
 Municipal Bond
 Index/3/                      -0.46%   6.68%       *           *
----------------------------------------------------------------------
Lipper
 Intermediate
 Municipal Bond
 Fund Index/4/                 -1.37%   5.59%    5.90%       5.90%
----------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Paragon
   Louisiana Tax-Free Bond Fund for the period before it was consolidated with the One Group Louisiana Municipal Bond Fund on March 26, 1996. For periods prior to the commencement of operations of Class B shares on September 16, 1994, Class B performance is based on Class A from December 29, 1989 to September 15, 1994. Class B performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/4/The Lipper Intermediate Municipal Bond Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
*  Index did not exist.

------
28

     -------------------




Louisiana Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-----------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                  4.50%   none    none
-----------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)      none/2/  5.00%   1.00%
-----------------------------------------------------------------
 (as a percentage of original purchase
 price of redemption proceeds, as
 applicable)
Redemption Fee                               none   none    none
-----------------------------------------------------------------
Exchange Fee                                 none   none    none
-----------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------
(expenses that are deducted from Fund
 assets)                                CLASS A  CLASS B    CLASS C
--------------------------------------------------------------------
Investment Advisory Fees                   .60%     .60%       .60%
--------------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                      .35%    1.00%      1.00%
--------------------------------------------------------------------
Other Expenses/3/                          .23%     .23%       .23%
--------------------------------------------------------------------
Total Annual Fund Operating Expenses      1.18%    1.83%      1.83%
--------------------------------------------------------------------
Fee Waiver [and/or Expense
 Reimbursement]/4/                        (.28%)   (.28%)     (.28%)
--------------------------------------------------------------------
Net Expenses                               .90%    1.55%      1.55%
--------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges."

/3/ Expense Information has been restated to reflect current fees.

/4/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .90% for Class A shares, 1.55% for Class B shares and 1.55% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/   $ 538      $ 658        $ 158        $ 258        $ 158
----------------------------------------------------------------------
3 Years       781        848          548          548          548
----------------------------------------------------------------------
5 Years     1,044      1,164          964          964          964
----------------------------------------------------------------------
10 Years    1,794      1,954        1,954        2,125        2,125
----------------------------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses would be as follows:

  Class A                    $565
  Class B (with redemption)  $686
  Class B (no redemption)    $186
  Class C (with redemption)  $286
  Class C (no redemption)    $186

/2/ Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.


------
  29
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Michigan Municipal Bond Fund


What is the goal of the Michigan Municipal Bond Fund?

The Fund seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal.

What are the main investment strategies of the Michigan Municipal Bond Fund?

The Fund invests in municipal securities issued by or on behalf of Michigan and its respective authorities, political subdivisions, agencies and instrumentalities. The interest paid on Michigan municipal securities is exempt from federal income tax and Michigan personal income tax. A portion of the Fund's total assets also may be invested in municipal securities issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Michigan Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?

Municipal securities are bonds and notes issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?

Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Michigan Municipal Bond Fund?

The main risks of investing in the Michigan Municipal Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Michigan Municipal Bond Fund will change every day in response to market conditions. You may lose money if you invest in the Michigan Municipal Bond Fund. For additional information on risk, please read "Investment Risks."


------
30

     -------------------
-----------------


Michigan Municipal Bond Fund

MAIN RISKS

Non-Diversification. The Michigan Municipal Bond Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Michigan Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Michigan, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. State and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer a substantial part of the financing of education costs from local property taxes to sales taxes and other taxes imposed at the state level.

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of a Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that are considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  31
     one  group(R)

     -------------------

FUND SUMMARY

Michigan Municipal Bond Fund

How has the Michigan Municipal Bond Fund performed?

By showing the variability of the Michigan Municipal Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE MICHIGAN MUNICIPAL BOND FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                              1994         -5.37%
                              1995         16.43%
                              1996          3.34%
                              1997          9.15%
                              1998          5.62%
                              1999         -4.04%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.87%.

/2/Performance data includes the performance of the Pegasus Michigan Municipal
   Bond Fund for the period before it was consolidated with the One Group Michigan Municipal Bond Fund on March 22, 1999.

--------------------------------------------------------------------------------

Best Quarter: 6.71% 1Q1995   Worst Quarter: -5.52% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                                                     1 YEAR 5 YEAR PERFORMANCE
                                         INCEPTION                    SINCE
                                       DATE OF CLASS                 2/1/93
Class A                                    2/1/93    -8.36% 4.91%     4.20%
------------------------------------------------------------------------------
Class B                                   9/23/96    -9.30% 4.69%     3.99%
------------------------------------------------------------------------------
Lehman Brothers 7 Year Municipal Bond
 Index/2/                                             0.14% 6.35%     5.02%
------------------------------------------------------------------------------
Lehman Brothers Michigan Municipal
 Bond Index/3/                                       -2.28% 7.10%         *
------------------------------------------------------------------------------
Lipper Michigan Municipal Debt Fund
 Index/4/                                            -3.66% 5.62%     4.29%
------------------------------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Pegasus
   Michigan Municipal Bond Fund for the period before it was consolidated with the One Group Michigan Municipal Bond Fund on March 22, 1999. Prior to the commencement of operations of Class B on September 23, 1996, the performance for Class B shares is based on Class A share performance adjusted to reflect expenses and sales charges.
/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/3/The Lehman Brothers Michigan Municipal Debt Fund Index is an unmanaged index generally representative of the Michigan municipal bond market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/4/The Lipper Michigan Municipal Bond Fund Index is comprised of funds that limit their asset to those securities that are exempt from taxation in a specific state (double tax-exempt) or city (triple tax-exempt).
*  Index did not exist.

------
32

     -------------------

Michigan Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
--------------------------------------------------------------------
(fees paid directly from your
 investment)/1/                           CLASS A    CLASS B CLASS C
--------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                  4.50%       none    none
--------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)         none/2/   5.00%   1.00%
--------------------------------------------------------------------
 (as a percentage of original purchase
 price of redemption proceeds, as
 applicable)
Redemption Fee                               none       none    none
--------------------------------------------------------------------
Exchange Fee                                 none       none    none
--------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                   CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Investment Advisory Fees                    .45%    .45%    .45%
-----------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                       .35%   1.00%   1.00%
-----------------------------------------------------------------
Other Expenses/3/                           .20%    .20%    .20%
-----------------------------------------------------------------
Total Annual Fund Operating Expenses       1.00%   1.65%   1.65%
-----------------------------------------------------------------
Fee Waiver [and/or Expense
 Reimbursement]/4/                         (.10%)  (.10%)  (.10%)
-----------------------------------------------------------------
Net Expenses                                .90%   1.55%   1.55%
-----------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense Information has been restated to reflect current fees.
/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .90% for Class A shares, 1.55% for Class B shares and 1.55% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.


           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  538     $  658       $  158       $  258       $  158
----------------------------------------------------------------------
3 Years       745        811          511          511          511
----------------------------------------------------------------------
5 Years       968      1,088          888          888          888
----------------------------------------------------------------------
10 Years    1,611      1,773        1,773        1,946        1,946
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

  Class A                    $547
  Class B (with redemption)  $668
  Class B (no redemption)    $168
  Class C (with redemption)  $268
  Class C (no redemption)    $168

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  33
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Ohio Municipal Bond Fund

What is the goal of the Ohio Municipal Bond Fund?

The Fund seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

What are the main investment strategies of the Ohio Municipal Bond Fund?

The Fund invests in municipal securities issued by or on behalf of Ohio and its respective authorities, political subdivisions, agencies and instrumentalities. The interest paid on Ohio municipal securities is exempt from federal income tax and Ohio personal income tax. A portion of the Fund's total assets also may be invested in municipal securities issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Ohio Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal Securities?

Municipal securities are bonds and notes issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?

Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the Ohio Municipal Bond Fund?

The main risks of investing in the Ohio Municipal Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Ohio Municipal Bond Fund will change every day in response to market conditions. You may lose money if you invest in the Ohio Municipal Bond Fund. For additional information on risk, please read "Investment Risks."


------
34

     -------------------

                                                                      MAIN RISKS
-----------------


Ohio Municipal Bond Fund

MAN RISKS

Non-Diversification. The Ohio Municipal Bond Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Ohio Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in Ohio, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Ohio economy relies to a significant degree on manufacturing. As a result, economic activity in Ohio tends to be cyclical, which may affect the market value of Ohio Municipal Securities or the ability of issuers to make timely payments of interest and principal.

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of a Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that are considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


------
  35
     one group(R)

     -------------------

FUND SUMMARY

Ohio Municipal Bond Fund

How has the Ohio Municipal Bond Fund performed?

By showing the variability of the Ohio Municipal Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE OHIO MUNICIPAL BOND FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                            1992             8.43%
                            1993            11.27%
                            1994            -4.75%
                            1995            12.98%
                            1996             3.91%
                            1997             7.18%
                            1998             5.47%
                            1999            -2.43%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.01%.

/2/For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from July 2, 1991 to February 17, 1992, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 4.81% 1Q1995   Worst Quarter: -4.76 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                                         1 YEAR 5 YEARS PERFORMANCE
                             INCEPTION                     SINCE
                           DATE OF CLASS                  7/2/91
Class A                       2/18/92    -6.84%  4.34%     4.93%
-------------------------------------------------------------------
Class B                       1/14/94    -7.62%  4.34%     4.86%
-------------------------------------------------------------------
Lehman Brothers 7 Year
 Municipal Bond Index/2/                 -0.14%  6.35%     6.33%
-------------------------------------------------------------------
Lehman Brothers 3-15 Year
 Municipal Bond Index/3/                 -0.46%  6.68%         *
-------------------------------------------------------------------
Lipper Intermediate
 Municipal Fund Index/4/                 -1.37%  5.59%     5.60%
-------------------------------------------------------------------

/1/For periods prior to the commencement of operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from July 2, 1991 to February 17, 1992. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from July 2, 1991 to January 13, 1994. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment group municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses a well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/4/The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
*  Index did not exist.

------
36

     -------------------


Ohio Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
------------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A  CLASS B CLASS C
------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                 4.50%     none    none
------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)      none/2/   5.00%   1.00%
------------------------------------------------------------------
Redemption Fee                              none     none    none
------------------------------------------------------------------
Exchange Fee                                none     none    none
------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                   CLASS A  CLASS B CLASS C
------------------------------------------------------------------
Investment Advisory Fees                    .60%     .60%    .60%
------------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                       .35%    1.00%   1.00%
------------------------------------------------------------------
Other Expenses/3/                           .23%     .23%    .23%
------------------------------------------------------------------
Total Annual Fund Operating Expenses       1.18%    1.83%   1.83%
------------------------------------------------------------------
Fee Waiver [and/or Expense
 Reimbursement]/4/                         (.31%)   (.31%)  (.31%)
------------------------------------------------------------------
Net Expenses                                .87%    1.52%   1.52%
------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense Information has been restated to reflect current fees.
/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .87% for Class A shares, 1.52% for Class B shares and 1.52% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  535     $  655       $  155       $  255       $  155
----------------------------------------------------------------------
3 Years       779        845          545          545          545
----------------------------------------------------------------------
5 Years     1,041      1,161          961          961          961
----------------------------------------------------------------------
10 Years    1,791      1,952        1,952        2,123        2,123
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

  Class A                    $565
  Class B (with redemption)  $686
  Class B (no redemption)    $186
  Class C (with redemption)  $286
  Class C (no redemption)    $186

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  37
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

West Virginia Municipal Bond Fund

What is the goal of the West Virginia Municipal Bond Fund?

The Fund seeks current income exempt from federal income tax and West Virginia personal income tax, consistent with the preservation of principal.

What are the main investment strategies of the West Virginia Municipal Bond
Fund?

The Fund invests in municipal securities issued by or on behalf of West Virginia and its respective authorities, political subdivisions, agencies and instrumentalities. The interest paid on West Virginia municipal securities is exempt from federal income tax and West Virginia personal income tax. A portion of the Fund's total assets also may be invested in municipal securities issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The West Virginia Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?

Municipal securities are bonds and notes issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?

Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

What are the main risks of investing in the West Virginia Municipal Bond Fund?

The main risks of investing in the West Virginia Municipal Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the West Virginia Municipal Bond Fund will change every day in response to market conditions. You may lose money if you invest in the West Virginia Municipal Bond Fund. For additional information on risk, please read "Investment Risks."

------
38

     -------------------
-----------------


West Virginia Municipal Bond Fund

MAIN RISKS

Non-Diversification. The West Virginia Municipal Bond Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the West Virginia Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in West Virginia, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, coal mining and related industries are an important part of the West Virginia economy. Increased government regulation and a reduced demand for coal has adversely affected that industry. West Virginia's unemployment rate is above the national average.

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that are considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally considered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  39
     one group(R)

     -------------------

FUND SUMMARY

West Virginia Municipal Bond Fund

How has the West Virginia Municipal Bond Fund performed?

By showing the variability of the West Virginia Municipal Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE WEST VIRGINIA MUNICIPAL BOND FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                              1990          7.04%
                              1991          8.73%
                              1992          6.58%
                              1993          7.41%
                              1994         -0.34%
                              1995         10.50%
                              1996          4.38%
                              1997          7.96%
                              1998          5.51%
                              1999         -2.52%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.24%. The West Virginia Municipal Bond Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines, and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for the period prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------

Best Quarter: 4.04% 1Q1995   Worst Quarter: -2.18% 2Q1999
--------------------------------------------------------------------------------


The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                   INCEPTION   1 YEAR 5 YEARS 10 YEARS  PERFORMANCE
                 DATE OF CLASS                         SINCE 12/31/83
Class A             1/20/97    -6.89%  4.11%   4.96%       6.20%
---------------------------------------------------------------------
Class B             1/20/97    -7.81%  4.07%   4.79%       5.82%
---------------------------------------------------------------------
Lehman Brothers
 7 Year
 Municipal Bond
 Index/2/                      -0.14%  6.35%   6.59%           *
---------------------------------------------------------------------
Lehman Brothers
 3-15 Year
 Municipal Bond
 Index/3/                      -0.46%  6.68%       *           *
---------------------------------------------------------------------
Lipper
 Intermediate
 Municipal Fund
 Index/4/                      -1.37%  5.59%   5.90%           *
---------------------------------------------------------------------

/1/The West Virginia Municipal Bond Fund commenced operations on January 20,
   1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for period prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class I shares and contingent deferred sales charges on Class B shares.
/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B shares.
/4/The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
*  Index did not exist.

------
40

     -------------------


West Virginia Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A   CLASS B CLASS C
-------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                 4.50%      none    none
-------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)        none/2/  5.00%   1.00%
-------------------------------------------------------------------
 (as a percentage of original purchase
 price of redemption proceeds, as
 applicable)
Redemption Fee                              none      none    none
-------------------------------------------------------------------
Exchange Fee                                none      none    none
-------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are deducted from fund
assets)                                   CLASS A   CLASS B CLASS C
-------------------------------------------------------------------
Investment Advisory Fees                    .45%      .45%    .45%
-------------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                       .35%     1.00%   1.00%
-------------------------------------------------------------------
Other Expenses/3/                           .23%      .23%    .23%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses       1.03%     1.68%   1.68%
-------------------------------------------------------------------
Fee Waiver [and/or Expense
 Reimbursement]/4/                         (.13%)    (.13%)  (.13%)
-------------------------------------------------------------------
Net Expenses                                .90%     1.55%   1.55%
-------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense Information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .90% for Class A shares, 1.55% for Class B shares and 1.55% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  538     $  658       $  158       $  258       $  158
----------------------------------------------------------------------
3 Years       751        817          517          517          517
----------------------------------------------------------------------
5 Years       981      1,100          900          900          900
----------------------------------------------------------------------
10 Years    1,642      1,803        1,803        1,976        1,976
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A                      $550
   Class B (with redemption)    $671
   Class B (no redemption)      $171
   Class C (with redemption)    $271
   Class C (no redemption)      $171

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  41
     one group(R)

     -------------------

[GRAPHIC]

More About The Funds

Each of the ten funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of the Funds" and the Statement of Additional Information.

--------------------------------------------------------------------------------
Principal Investment Strategies


The mutual funds described in this prospectus are designed to produce income exempt from federal and/or state income tax. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.

                              FUNDAMENTAL POLICIES

  Each Fund's investment strategy may involve "fundamental policies." A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

--

ONE GROUP SHORT-TERM MUNICIPAL BOND FUND. The Fund invests at least 80% of its net assets in investment grade municipal securities, as well as mortgage-backed securities and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . As a matter of fundamental policy, the Fund invests at least 65% of its total assets in bonds.

 . The Fund will, from time to time, invest more than 25% of its net assets in municipal housing authority obligations.

 . Up to 20% of the Fund's total assets may be held in cash and cash equivalents.

 .  The Fund's average weighted maturity normally will be three years or less.

--

ONE GROUP INTERMEDIATE TAX-FREE BOND FUND. The Fund invests at least 80% of its net assets in investment grade municipal securities, including restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . As a matter of fundamental policy, the Fund invests at least 65% of its total assets in bonds.

------
42

 . The Fund's average weighted maturity normally will range between three and 10 years.

                      WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a fund calculated so as to count most heavily those securities with the highest dollar value. Average maturity is important to bond investors as an indication of a fund's sensitivity to changes in interest rates. The longer the average maturity, the more fluctuation in share price you can expect. The terms "Intermediate" and "Short-Term" in a fund's name refer to the average maturity the fund maintains.

--
ONE GROUP TAX-FREE BOND FUND. The Fund invests at least 80% of its net assets in investment grade municipal securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . As a matter of fundamental policy, the Fund invests at least 65% of its total assets in bonds.

 . Up to 20% of the Fund's total assets may be held in cash and cash equivalents.

 .  The Fund may invest in securities without regard to maturity.

--
ONE GROUP MUNICIPAL INCOME FUND. The Fund invests at least 80% of its net assets in investment grade municipal securities, as well as mortgage-backed securities and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . As a matter of fundamental policy, the Fund invests at least 65% of its total assets in bonds.

 . As a matter of fundamental policy, the Fund will not invest more than 25% of its total assets:

   (i)   in securities within a single industry; or

   (ii) in securities of governmental units or issuers in the same state, territory or possession. However, from time to time, the Fund will invest more than 25% of its net assets in municipal housing authority obligations.

 . The Fund's average weighted maturity will range from five to 15 years, although the Fund may shorten its average weighted maturity to as little as two years if appropriate for temporary defensive purposes.

--
ONE GROUP ARIZONA MUNICIPAL BOND FUND. The Fund invests at least 80% of its total assets in municipal securities issued by or on behalf of Arizona and its respective authorities, political subdivisions, agencies and instrumentalities. This is a fundamental policy.

 . The Fund also may invest up to 20% of its total assets in municipal securities of other states and territories.

 . The Fund will purchase Arizona municipal securities only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Arizona personal income tax.

------
  43

 . The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

--
ONE GROUP KENTUCKY MUNICIPAL BOND FUND. The Fund invests at least 80% of its total assets in municipal securities that are exempt from federal income tax. Alternatively, the Fund invests its assets so that 80% of its annual interest income is exempt from federal income tax. The Fund invests at least 65% of its total assets in securities issued by or on behalf of Kentucky and its respective authorities, political subdivisions, agencies and instrumentalities. These are fundamental policies.

 . The Fund also may invest up to 35% of its total assets in municipal securities of other states and territories.

 . The Fund will purchase Kentucky municipal securities only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Kentucky personal income tax.

 . The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

--
ONE GROUP LOUISIANA MUNICIPAL BOND FUND. The Fund invests at least 80% of its total assets in municipal securities issued by or on behalf of Louisiana and its respective authorities, political subdivisions, agencies and instrumentalities. This is a fundamental policy.

 . The Fund also may invest up to 20% of its total assets in municipal securities of other states and territories.

 . The Fund will purchase Louisiana municipal securities only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Louisiana personal income tax.

 . The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

--
ONE GROUP MICHIGAN MUNICIPAL BOND FUND. The Fund invests at least 80% of its total assets in municipal securities issued by or on behalf of Michigan and its respective authorities, political subdivisions, agencies and instrumentalities. This is a fundamental policy.

 . The Fund also may invest up to 20% of its total assets in municipal securities of other states and territories.

 . The Fund will purchase Michigan municipal securities only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Michigan personal income tax.

------
44

 . The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

--
ONE GROUP OHIO MUNICIPAL BOND FUND. The Fund invests at least 80% of its total assets in municipal securities issued by or on behalf of Ohio and its respective authorities, political subdivisions, agencies and instrumentalities. This is a fundamental policy.

 . The Fund also may invest up to 20% of its total assets in municipal securities of other states and territories.

 . The Fund will purchase Ohio municipal securities only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and Ohio personal income tax.

 . The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

--
ONE GROUP WEST VIRGINIA MUNICIPAL BOND FUND. The Fund invests at least 80% of its total assets in municipal securities issued by or on behalf of West Virginia and its respective authorities, political subdivisions, agencies and instrumentalities. This is a fundamental policy.

 . The Fund also may invest up to 20% of its total assets in municipal securities of other states and territories.

 . The Fund will purchase West Virginia municipal securities only if it receives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and West Virginia personal income tax.

 . The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

--------------------------------------------------------------------------------
Investment Risks


The main risks associated with investing in the Funds are described below and in "Fund Summaries: Investments, Risk Performance" at the front of this prospectus.

--
DERIVATIVES. The Funds invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

------
  45

        WHAT IS A DERIVATIVE?

 Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

--
PREPAYMENT AND CALL RISK: The Funds may invest a portion of their assets in mortgage-backed securities. These securities are subject to prepayment and call risk. The issuers of mortgage-backed and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages are prepaid, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover premiums paid for the securities, resulting in unexpected capital loss.

--------------------------------------------------------------------------------

Investment Policies

Each Fund's investment objective and the following investment policies summarized below are fundamental. In addition to the fundamental policies mentioned in "Principal Investment Strategies," the following fundamental policies apply to each Fund as specified. The full text of the fundamental policies can be found in the Statement of Additional Information.

--------------------------------------------------------------------------------

Investment Policies for Specific Funds

The Intermediate Tax-Free Bond Fund and the Municipal Income Fund may not:

1. Purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving these securities. This restriction applies to 75% of a Fund's total assets.

2. Concentrate in a particular industry or group of industries. This does not include municipal securities or governmental guarantees of municipal securities, and with respect to the Municipal Income Fund, housing authority obligations. Private activity bonds that are backed only by the assets and revenues of a non-governmental issuer are not municipal securities for purposes of this restriction.

The Arizona Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Ohio Municipal Bond Fund, the Kentucky Municipal Bond Fund and the Michigan Municipal Bond Fund may not:

1. Purchase the securities of an issuer if as a result more than 25% of its total assets would be invested in the securities of that issuer. This restriction applies with respect to 50% of a Fund's total assets. With respect to the remaining 50% of its total assets, a Fund may not purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer. This restriction does not apply to securities issued or guaranteed by the United States, its agencies, or instrumentalities, securities of regulated investment companies, and repurchase agreements involving such securities.

------
46

                                                                         QUALITY

2. Concentrate their investment in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include:

 . Obligations issued or guaranteed by the United States government or its agencies and instrumentalities and repurchase agreements involving such securities; and

 . Municipal securities. With respect to the Arizona Municipal Bond Fund and the West Virginia Municipal Bond Fund, private activity bonds that are backed only by the assets and revenues of a non-governmental issuer are not municipal securities for purposes of this restriction.

--------------------------------------------------------------------------------
Investment Policies for all Funds


None of the Funds may make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

Additional investment policies are set forth in the Statement of Additional Information.

--------------------------------------------------------------------------------
Portfolio Quality


Various rating organizations (like Standard & Poor's Corporation and Moody's Investors Service) assign ratings to debt securities (i.e., bonds). Generally, ratings are divided into two main categories: "Investment Grade Securities" and "Non-Investment Grade Securities." Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities. The Funds only purchase securities that meet the rating criteria described below.

 .  Municipal Securities that are bonds must be rated as investment grade.

 . Other securities such as taxable and tax-exempt commercial paper, notes and variable demand obligations must be rated in one of the two highest investment grade categories.

 . The Louisiana Municipal Bond Fund also may invest in short-term tax-exempt municipal securities rated at least MIG3 (VMIG3) by Moody's or SP-2 by S&P. These securities may have speculative characteristics.

If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities. Banc One Investment Advisors will look at a security's rating at the time of investment.

For more information about ratings, please see "Description of Ratings" in the Statement of Additional Information.

------
  47

--------------------------------------------------------------------------------

Temporary Defensive Position

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in cash and CASH EQUIVALENTS for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives.

      WHAT IS A CASH EQUIVALENT?

 Cash equivalents are highly-liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

--------------------------------------------------------------------------------
Portfolio Turnover


The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2000, is shown on the Financial Highlights. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

------
48
     one group(R)

     -------------------

[GRAPHIC]



How to Do Business with One Group Mutual Funds

--------------------------------------------------------------------------------

Purchasing Fund Shares

Where can I buy shares?

You may purchase Fund shares:

 .  Directly from One Group through The One Group Services Company (the
   "Distributor"), and

 . From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

When can I buy shares?

 . Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends, and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 . Purchase requests received before 4 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

 . If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

 . The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

 . Shares are electronically recorded. Therefore, certificates will not be issued.

What kind of shares can I buy?

This prospectus offers Class A, Class B and Class C shares, all of which are available to the general public.

 . Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares and the sales charges and expenses applicable to each class of shares. If you intend to hold your shares for seven or more years, Class A shares may be more appropriate for you. If you intend to hold your shares for less than seven years, you may want to consider Class B or Class C shares. Sales charges are discussed in the section of this prospectus entitled "SALES CHARGES".

------
  49

How much do shares cost?

 . Shares are sold at net asset value ("NAV") plus a sales charge, if any.

 . Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

 . NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

 . A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.
How do I open an account?


1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2. Decide how much you want to invest.

 . The minimum initial investment is $1,000 per Fund ($100 for employees of Bank
  One Corporation and its affiliates).

 . You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

 . Subsequent investments must be at least $25 per Fund.

 . You may purchase no more than $249,999 of Class B shares. This is because
  Class A shares offer a reduced sales charge on purchases of $250,000 or more and have lower expenses. The section of this prospectus entitled "What Kind of Shares Can I Buy?" provides information that can help you choose the appropriate share class.

 . These minimums may be waived.

3. Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

You must provide the Fund with your social security or tax identification number and certify that you are not subject to 31% backup withholding for failing to report income to the IRS. If you fail to furnish the requested information, or you violate IRS regulations, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions.

4. Send the completed application and a personal check (unless you choose to pay by wire) to:

  one group mutual funds
  p.o. box 8528
  boston, ma 02266-8528

If you choose to pay by wire, please call 1-800-480-4111.

5. All checks must be in U.S. dollars. One Group does not accept "third party checks." Checks made payable to any individual or company and endorsed to One Group are considered third party checks.

All checks must be payable to one of the following:

 .One Group Mutual Funds; or

 .The specific Fund in which you are investing.

------
50

 Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6. If you redeem shares that were purchased by check, One Group will delay forwarding you redemption proceeds until payment has been collected from your bank. One Group generally receives payment within seven (7) business days of purchase.

7. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

8. If you have any questions, contact your Shareholder Servicing Agent or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes. Simply select this option on your Account Application Form and then:

 . Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your purchase instructions.

 . Authorize a bank transfer or initiate a wire transfer to the following wire address:

  state street bank and trust company
  attn: custody & shareholder services
  aba 011 000 028
  dda 99034167
  fbo one group fund
  (ex: one group intermediate tax-free bond fund -- a) your account number
  (ex: 123456789)
  your account registration
  (ex: john smith & mary smith, jtwros)

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 . You may revoke your right to make purchases over the telephone by sending a letter to:

  one group mutual funds
  p.o. box 8528
  boston, ma 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000 per Fund. To establish a Systematic Investment Plan:

 . Select the "Systematic Investment Plan" option on the Account Application
  Form.

 . Provide the necessary information about the bank account from which your investments will be made.

 . Shares purchased under a Systematic Investment Plan may not be redeemed for five (5) business days.

------
  51

-----------------

 . One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

 . You may revoke your election to make systematic investments by calling 1-800-
  480-4111 or by sending a letter to:

  one group mutual funds
  p.o. box 8528
  boston, ma 02266-8528

Conversion Feature


Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased). Class B shares of the Short-Term Municipal Bond Fund convert to Class A shares after six years.

 . After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.

 . You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax.

 . Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

 . If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

--------------------------------------------------------------------------------
Sales Charges

The Distributor compensates Shareholder Servicing Agents who sell shares of One Group. Compensation comes from sales charges, 12b-1 fees and payments by the Distributor and the Funds' investment advisor from their own resources. The tables below show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Shareholder Servicing Agent.

CLASS A SHARES

Except for the Short-Term Municipal Bond Fund, this table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.

--------------------------------------------------------------------------------

      AMOUNT           SALES CHARGE         SALES CHARGE           COMMISSION
        OF            AS A % OF THE            AS A %                AS A %
    PURCHASES         OFFERING PRICE     OF YOUR INVESTMENT     OF OFFERING PRICE
less than $100,000        4.50%                4.71%                  4.05%
---------------------------------------------------------------------------
$100,000-$249,999         3.50%                3.63%                  3.05%
---------------------------------------------------------------------------
$250,000-$499,999         2.50%                2.56%                  2.05%
---------------------------------------------------------------------------
$500,000-$999,999         2.00%                2.04%                  1.60%
---------------------------------------------------------------------------
$1,000,000                 none                 none                   none
---------------------------------------------------------------------------

* If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase, unless the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

If you buy Class A shares of the SHORT-TERM MUNICIPAL BOND FUND, the following table shows the amount of sales charge and the commissions paid to Shareholder Servicing Agents.

------
52

-----------------

--------------------------------------------------------------------------------

      AMOUNT           SALES CHARGE         SALES CHARGE           COMMISSION
        OF            AS A % OF THE            AS A %                AS A %
    PURCHASES         OFFERING PRICE     OF YOUR INVESTMENT     OF OFFERING PRICE
less than $100,000        3.00%                3.09%                  2.70%
---------------------------------------------------------------------------
$100,000-$249,999         2.50%                2.56%                  2.18%
---------------------------------------------------------------------------
$250,000-$499,999         2.00%                2.04%                  1.64%
---------------------------------------------------------------------------
$500,000-$999,999         1.50%                1.52%                  1.20%
---------------------------------------------------------------------------
$1,000,000                 none                 none                   none
---------------------------------------------------------------------------

* If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A shares within one year of purchase, unless the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

CLASS B SHARES

Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date (except shares of the Short-Term Municipal Bond Fund), you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

-----------------------------

                                                                CDSC AS A %
   YEARS                                                      OF DOLLAR AMOUNT
   SINCE                                                         SUBJECT TO
 PURCHASE                                                          CHARGE
    0-1                                                            5.00%
--------------------------------------
    1-2                                                            4.00%
--------------------------------------
    2-3                                                            3.00%
--------------------------------------
    3-4                                                            3.00%
--------------------------------------
    4-5                                                            2.00%
--------------------------------------
    5-6                                                            1.00%
--------------------------------------
more than 6                                                         none
--------------------------------------

Or if you redeem Class B shares of the SHORT-TERM MUNICIPAL BOND FUND prior to the fourth anniversary of purchase, you will be assessed a CDSC according to the following schedule:

-----------------------------

                                                                CDSC AS A %
   YEARS                                                      OF DOLLAR AMOUNT
   SINCE                                                         SUBJECT TO
 PURCHASE                                                          CHARGE
    0-1                                                            3.00%
--------------------------------------
    1-2                                                            3.00%
--------------------------------------
    2-3                                                            2.00%
--------------------------------------
    3-4                                                            1.00%
--------------------------------------
more than 4                                                         none
--------------------------------------

The Distributor pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares of all the Funds except for the Short-Term Municipal Bond Fund. Shareholder Servicing Agents receive a commission of 2.75% of the purchase price of Class B shares of the Short-Term Municipal Bond Fund.

------
  53

CLASS C SHARES
-----------------

-----------------


Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

-----------------------------

     YEARS                                                      CDSC AS A %
     SINCE                                                   OF DOLLAR AMOUNT
    PURCHASE                                                 SUBJECT TO CHARGE
      0-1                                                          1.00%
--------------------------------------
after first year                                                    none
--------------------------------------

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from the Distributor.

How the CDSC is Calculated:

 . The Fund assumes that all purchases made in a given month were made on the first day of the month.

 . The CDSC is based on the current market value or the original cost of the shares, whichever is less.

 . No CDSC is imposed on share appreciation, nor is a CDSC assessed on shares acquired through reinvestment of dividends or capital gains distributions.

 . To keep your CDSC as low as possible, the Fund first will redeem any shares in your account that carry no CDSC, starting with Class A Shares. After that, the Fund will redeem the shares acquired through dividend reinvestment followed by shares you have held for the longest time and thus have the lowest CDSC.

 . If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of One Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to One Group shares you receive in the reorganization.

12b-1 FEES

Each One Group Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and shareholder servicing fees. These fees are called "12b-1 fees." 12b-1 fees are paid by One Group to the Distributor as compensation for its services and expenses. The Distributor in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of One Group.

The 12b-1 fees vary by share class as follows:

1. Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund, which is currently being waived to .75% for the Short-Term Municipal Bond Fund and .90% for all other Funds. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.

12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares without an "up-front" sales charge by financing the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

The Distributor may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, the Distributor received 12b-1 fees

------
54

----------------

----------------
totaling .25% and .90% of the average daily net assets of Class A and Class B shares, respectively.

 .  The Distributor may pay 12b-1 fees to its affiliates and to Banc One
   Investment Advisors and its affiliates (or any sub-advisor).

Because 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

Sales Charge Reductions and Waivers

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can reduce the sales charges you pay on Class A shares:

1. Right of Accumulation: You may add the higher of the market value or original purchase price of any Class A, Class B or Class C shares of a Fund (except a money market fund) that you (and your spouse and minor children) already own to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

2. Letter of Intent: With an initial investment of $2,000, you may purchase Class A shares of one or more funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application, or contact your investment representative. To determine if you are eligible for the accumulation privilege, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A shares of the Fund if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for other Fund shares if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

 .  One Group.

 .  Bank One Corporation and its subsidiaries and affiliates.

 .  The Distributor and its subsidiaries and affiliates.

 .  State Street Bank and Trust Company and its subsidiaries and affiliates.

 . Broker/dealers who have entered into dealer agreements with One Group and their subsidiaries and affiliates.

 . An investment sub-advisor of a fund of One Group and such sub-advisor's subsidiaries and affiliates.

------
  55

-----------------


4.   Bought by:

 . Affiliates of Bank One Corporation and certain accounts (other than IRA Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, or custodial capacity or accounts which participate in select affinity programs with Bank One Corporation and its affiliates and subsidiaries.

 . Accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with the Distributor.

  Certain retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

 . Shareholder Servicing Agents who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent.

5. Bought with proceeds from the sale of Class I shares of a One Group Fund or acquired in an exchange of Class I shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution. Appropriate documentation may be required.

6. Bought with proceeds from the sale of shares of a mutual fund, including Class A shares of a One Group Fund, for which a sales charge was paid, but only if the purchase is made within 60 days of the sale or distribution.

7.  Bought with assets of One Group.

8. Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

WAIVER OF THE CLASS B SALES CHARGE

No sales charge is imposed on redemptions of Class B shares of the Fund:

1. If you withdraw no more than 10% of the value of your account in a 12 month period. Shares received from dividend and capital gains reinvestment are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Can I redeem on a systematic basis?".

2. If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability

3. That represent a minimum required distribution from your One Group IRA Account or other One Group qualifying retirement plan, but only if you are at least age 70/1///2/. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

4. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

------
56

-----------------

5. Exchanged for Class B shares of other One Group Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Do I Pay a Sales Charge on an Exchange?".

If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

WAIVER OF THE CLASS C SALES CHARGE

No sales charge is imposed on redemptions of Class C shares of the Fund:

1. If you withdraw no more than 10% of the value of your account in a 12 month period. Shares received from dividend and capital gains reinvestment are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Can I redeem on a systematic basis?".

2. If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability

3. That represent a minimum required distribution from your One Group IRA Account or other One Group qualifying retirement plan, but only if you are at least age 70 1/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

4. Exchanged in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

5. Exchanged for Class C shares of other One Group Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Do I pay a sales charge on an exchange?"

6. If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

Waiver Qualifications

To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, call 1-800-480-4111 or contact your Shareholder Servicing Agent. These waivers will not continue indefinitely and may be discontinued at any time without notice. Partnerships and corporations are not eligible for these fee waivers.

------
  57

--------------------------------------------------------------------------------

Exchanging Fund Shares

What are my exchange privileges?

You may make the following exchanges:

 . Class A shares of a Fund may be exchanged for Class I shares of that Fund or for Class A or Class I shares of another One Group Fund, but only if you are eligible to purchase those shares. For more information about Class I shares, please contact your Shareholder Servicing Agent or call 1-800-480-4111 for a Class I shares prospectus.

 .  Class B shares of a Fund may be exchanged for Class B shares of another One
   Group Fund.

 .  Class C shares of a Fund may be exchanged for Class C shares of another One
   Group Fund.

One Group Mutual Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in dollar cost averaging. To participate in the Systematic Exchange Privilege, please select it on your account application. To learn more about it, please call 1-800-480-4111.

One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

When are exchanges processed?

Exchanges are processed the same business day they are received, provided:

 .  State Street Bank and Trust Company receives the request by 4:00 p.m., ET.

 . You have provided One Group with all of the information necessary to process the exchange.

 . You have received a current prospectus of the Fund or Funds in which you wish to invest.

 .  You have contacted your Shareholder Servicing Agent, if necessary.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange. However:

 .  You will pay a sales charge if you bought Class A shares of a Fund:

 1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

 2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

 . If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

 1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged or any Fund from which you previously exchanged.

------
58

 2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

Are exchanges taxable?

Generally:

 . An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

 . An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

 .  You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

Yes. The exchange privilege is not intended as a way for you to speculate on short term movements in the market. Therefore:

 . To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. EXCHANGE ACTIVITY IS EXCESSIVE IF IT EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

 . Excessive exchange activity will result in revocation of your exchange privilege.

 .  In addition, One Group reserves the right to reject any exchange request
   (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

 . Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to exchanges, your account value falls below the minimum required balance. For information on minimum required balances, please read, "How Do I Open An Account?"

--------------------------------------------------------------------------------

Redeeming Fund Shares

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business.

 . Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

 . All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

How do I redeem shares?

 . You may use any of the following methods to redeem your shares:

 1. You may send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

  one group mutual funds
  c/o state street bank and trust company
  p.o. box 8528
  boston, ma 02266-8528

 2. You may redeem over the telephone. Please see "Can I Redeem By Telephone?" for more information.

 . You may request redemption forms by calling 1-800-480-4111 or visiting www.onegroup.com.

------
  59

 . One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

 1. the redemption is for shares worth $50,000 or less; and

 2. the redemption is payable to the shareholder of record; and

 3. the redemption check is mailed to the shareholder at the record address;
    or

 4. the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

 . On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

 1. a designated commercial bank; or

 2. your Shareholder Servicing Agent.

 . One Group may charge you a wire redemption fee. The current charge is $7.00.

 . Your redemption proceeds will be paid within seven days after receipt of the redemption request.

What will my shares be worth?

 . If you own Class A shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

 . If you own Class B or Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application Form.

 . Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your redemption request.

 . Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

 .  State Street Bank and Trust Company may charge you a wire redemption fee.
   The current charge is $7.00.

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Can I redeem on a systematic basis?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. This $10,000 minimum does not apply to minimum required distributions from your One Group IRA or other qualifying retirement plan.

 .  Select the "Systematic Withdrawal Plan" option on the Account Application
   Form.

 .  Specify the amount you wish to receive and the frequency of the payments.

 .  You may designate a person other than yourself as the payee.

 .  There is no charge for this service.

------
60

-----------------

 .  If you select this option, please keep in mind that:

 1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

 2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments. The applicable Class B or Class C sales charge is waived provided your withdrawals do not exceed 10% of your account value annually measured from the date you begin participating in the Plan. SHARES RECEIVED FROM DIVIDEND AND CAPITAL GAINS REINVESTMENT ARE INCLUDED IN CALCULATING THE 10%. WITHDRAWALS IN EXCESS OF 10% WILL SUBJECT THE ENTIRE ANNUAL WITHDRAWAL TO THE APPLICABLE SALES CHARGE.

 3. If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from a One Group IRA or other One Group qualifying retirement plan. Only One Group assets are considered when calculating your minimum required distribution.

 4. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

 . Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

 . If you redeem shares for which you paid by check, and One Group has not yet received payment on the check, One Group will delay forwarding your redemption proceeds until payment has been collected from your bank. One Group generally receives payment within seven (7) business days of purchase.

 . Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to redemptions, your account value falls below the minimum required balance. The above provision does not apply to accounts participating in the Systematic Withdrawal Plan. For information on minimum required balances, please read, "How do I open an account?"

No CDSC will be charged on such redemptions.

 .  One Group may suspend your ability to redeem when:

 1.  Trading on the New York Stock Exchange ("NYSE") is restricted.

 2.  The NYSE is closed (other than weekend and holiday closings).

 3.  The SEC has permitted a suspension.

 4.  An emergency exists.

The Statement of Additional Information offers more details about this process.

 . You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.


------
  61
     one group(R)

     -------------------

  [GRAPHIC]


--------------------------------------------------------------------------------

Shareholder Information

VOTING RIGHTS

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

DIVIDENDS. The Funds generally declare dividends on the last business day of each month. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment.

DIVIDEND REINVESTMENT. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may call 1-800-480-4111 to make this change.

SPECIAL DIVIDEND RULES FOR CLASS B SHARES. Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")


------
62

--------------------------------------------------------------------------------
Tax Treatment of Shareholders

TAXATION OF SHAREHOLDER TRANSACTIONS. A sale, exchange or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

FEDERAL TAXATION OF DISTRIBUTIONS

EXEMPT-INTEREST DIVIDENDS. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to you. Generally, exempt-interest dividends are excludable from gross income. However:

1. If you receive Social Security or Railroad Retirement benefits, you may be taxed on a portion of such benefits if you receive exempt-interest dividends from the Funds.

2. Receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state and local taxes, both for individual and corporate shareholders.

Interest on Private Activity Bonds. The Municipal Income Fund, the Short-Term Municipal Bond Fund, the Arizona Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Ohio Municipal Bond Fund and the Michigan Municipal Bond Fund may invest as much as 100% of their assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the federal alternative minimum tax ("Private Activity Bonds"). The Intermediate Tax-Free Bond Fund and the Tax-Free Bond Fund may invest as much as 20% of their assets in such Private Activity Bonds. As a result, Fund shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from those Funds subject to federal income tax. Additionally, corporate shareholders will be required to take the interest on municipal securities (including municipal securities of each Fund's respective state) into account in determining their alternative minimum taxable income. Persons who are substantial users of facilities financed by Private Activity Bonds or who are "related persons" of such substantial users should consult their tax advisors before investing in the Funds.

Investment Income and Capital Gains Dividends. Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. Dividends you receive from a Fund, other than "exempt-interest dividends," will be taxable to you, whether reinvested or received in cash. Dividends from a Fund's net investment income, if any, will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid).

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.


------
  63

State and Local Taxation of Distributions. Dividends that are derived from the Funds' investments in U.S. government obligations may not be entitled to the exemptions from state and local taxes that would be available if you purchased U.S. government obligations directly.

The funds will notify you annually of the percentage of income and distributions derived from U.S. government obligations. Unless otherwise discussed below, investment income and capital gains dividends may be subject to state and local taxes.

Louisiana Taxes. Distributions from the Louisiana Municipal Bond Fund which are derived from interest on tax-exempt obligations of the state of Louisiana or its political subdivisions and certain obligations of the United States or its territories, are exempt from Louisiana income tax.

Arizona Taxes. Exempt-interest dividends from the Arizona Municipal Bond Fund which are derived from interest on tax-exempt obligations of the state of Arizona and its political subdivisions and certain obligations of the United States or its territories are exempt from Arizona income tax. Other distributions from the Fund, including those related to long-term and short-term capital gains, will be subject to Arizona income tax. Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations, the interest on which is exempt from Arizona income tax.

West Virginia Taxes. Distributions from the West Virginia Municipal Bond Fund which are derived from interest or dividends on obligations or securities of a West Virginia state or local municipal governmental body generally are exempt from West Virginia income tax. In addition, you will not pay that tax on the portion of your income from the Fund which represents interest or dividends received on obligations or securities of the United States and some of its authorities, commissions or instrumentalities.

Kentucky Taxes. Dividends received from the Kentucky Municipal Bond Fund which are derived from interest on Kentucky municipal securities are exempt from the Kentucky individual income tax. Dividends paid from interest earned on securities that are merely guaranteed by the federal government, repurchase agreements collateralized by U.S. government obligations, or from interest earned on obligations of other states are not exempt from Kentucky individual income tax. Any distributions of net short-term and net long-term capital gains earned by the Fund are includable in each Shareholder's Kentucky adjusted gross income as dividend income and long-term capital gains, respectively, and are both taxed at ordinary income tax rates.

Ohio Taxes. Dividends received from the Ohio Municipal Bond Fund which are derived from interest on Ohio municipal securities are exempt from the Ohio personal income tax. In addition, gains from the sale or transfer of certain Ohio municipal securities are also exempt from Ohio income tax. Certain Ohio municipalities may have retained the right to tax dividends from the Fund. Corporate investors must include the Fund shares in the corporation's tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income computation.


------
64

Michigan Taxes. Distributions received from the Michigan Municipal Bond Fund are exempt from Michigan personal income tax to the extent they are derived from interest on tax-exempt securities, under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a Shareholder's business activity, may, however, be subject to Michigan single business tax. For Michigan personal income tax, and single business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt securities will be fully taxable. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities.

TAX INFORMATION

Information in the preceding paragraphs is based on the current law as well as current policies of the various state Departments of Taxation, all of which may change.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature. No attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

SHAREHOLDER STATEMENTS AND REPORTS

--------------------------------------------------------------------------------

One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In September and March you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.onegroup.com.

------
  65
     one group(R)

[GRAPHIC]

   --------------------


Management of One Group Mutual Funds

--------------------------------------------------------------------------------

The Advisor

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to One Group Mutual Funds since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2000, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $131 billion in assets.

--------------------------------------------------------------------------------

Advisory Fees

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates.

--------------------------------------------------------------------------------

                                                    ANNUAL RATE
                                                  AS PERCENTAGE OF
FUND                                          AVERAGE DAILY NET ASSETS
One Group(R) Short-Term Municipal Income
 Fund                                                   .30%
----------------------------------------------------------------------
One Group(R) Intermediate Tax-Free Bond Fund            .39%
----------------------------------------------------------------------
One Group(R) Tax-Free Bond Fund                         .40%
----------------------------------------------------------------------
One Group(R) Municipal Income Fund                      .35%
----------------------------------------------------------------------
One Group(R) Arizona Municipal Bond Fund                .40%
----------------------------------------------------------------------
One Group(R) Kentucky Municipal Bond Fund               .37%
----------------------------------------------------------------------
One Group(R) Louisiana Municipal Bond Fund              .39%
----------------------------------------------------------------------
One Group(R) Michigan Municipal Bond Fund               .40%
----------------------------------------------------------------------
One Group(R) Ohio Municipal Bond Fund                   .37%
----------------------------------------------------------------------
One Group(R) West Virginia Municipal Bond
 Fund                                                   .38%
----------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund Managers


The Funds are managed by a team of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Funds. Each team member makes recommendations about securities in the Funds. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Funds.

------
66
     one  group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Short-Term Municipal Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                             YEAR ENDED   SIX MONTHS ENDED    MAY 4, 1998 TO
CLASS A                     JUNE 30, 2000 JUNE 30, 1999(A) DECEMBER 31, 1998(B)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                     $ 10.01         $10.15             $10.00
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income            0.38           0.19               0.22
 Net realized and
  unrealized gains (losses)
  from investments               (0.14)         (0.15)              0.16
-------------------------------------------------------------------------------
Total from Investment
 Activities                       0.24           0.04               0.38
-------------------------------------------------------------------------------
Distributions:
 Net investment income           (0.38)         (0.18)             (0.23)
 Total Distributions             (0.38)         (0.18)             (0.23)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                        $  9.87         $10.01             $10.15
-------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)                   2.47%          0.37%(c)           3.89%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of
  period (000)                 $ 3,053         $1,843             $  559
 Ratio of expenses to
  average net assets             0.82%          0.86%(d)           0.86%(d)
 Ratio of net investment
  income to average net
  assets                         3.91%          3.48%(d)           3.53%(d)
 Ratio of expenses to
  average net assets*            1.24%          1.16%(d)           0.99%(d)
 Portfolio turnover(e)         113.70%         74.84%             32.23%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Short Municipal Bond Fund became the Short-Term Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Short Municipal Bond Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                             YEAR ENDED   SIX MONTHS ENDED    MAY 4, 1998 TO
CLASS B                     JUNE 30, 2000 JUNE 30, 1999(A) DECEMBER 31, 1998(B)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                     $ 10.05         $10.19             $10.00
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income            0.31           0.15               0.13
 Net realized and
  unrealized gains (losses)
  from investments               (0.11)         (0.14)              0.21
-------------------------------------------------------------------------------
Total from Investment
 Activities                       0.20           0.01               0.34
-------------------------------------------------------------------------------
Distributions:
 Net investment income           (0.31)         (0.15)             (0.15)
 Total Distributions             (0.31)         (0.15)             (0.15)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                        $  9.94         $10.05             $10.19
-------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)                   2.08%          0.11%(c)           3.48%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of
  period (000)                 $   925         $  226             $  112
 Ratio of expenses to
  average net assets             1.47%          1.55%(d)           1.61%(d)
 Ratio of net investment
  income to average net
  assets                         3.24%          2.80%(d)           2.43%(d)
 Ratio of expenses to
  average net assets*            1.89%          1.80%(d)           1.68%(d)
 Portfolio turnover(e)         113.70%         74.84%             32.23%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Short Municipal Bond Fund became the Short-Term Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Short Municipal Bond Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  67
     one group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Intermediate Tax-Free Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                            YEAR ENDED JUNE 30,
                                   ------------------------------------------
CLASS A                             2000     1999     1998     1997    1996
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $ 10.67  $ 11.14  $ 10.91  $10.67  $ 10.63
------------------------------------------------------------------------------
 Investment Activities:
 Net investment income                0.47     0.47     0.50    0.51     0.50
 Net realized and unrealized gains
  (losses) from investments          (0.26)   (0.30)    0.31    0.26     0.05
------------------------------------------------------------------------------
Total from Investment Activities      0.21     0.17     0.81    0.77     0.55
------------------------------------------------------------------------------
Distributions:
 Net investment income               (0.47)   (0.47)   (0.50)  (0.51)   (0.49)
 Net realized gains                     -     (0.17)   (0.08)  (0.02)   (0.02)
Total Distributions                  (0.47)   (0.64)   (0.58)  (0.53)   (0.51)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $ 10.41  $ 10.67  $ 11.14  $10.91  $ 10.67
------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                             2.03%    1.45%    7.50%   7.39%    5.28%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000) $32,200  $34,725  $14,515  $8,457  $ 6,622
 Ratio of expenses to average net
  assets                             0.84%    0.84%    0.85%   0.83%    0.79%
 Ratio of net investment income to
  average net assets                 4.48%    4.28%    4.45%   4.75%    4.62%
 Ratio of expenses to average net
  assets*                            1.15%    1.16%    1.16%   1.15%    1.22%
 Portfolio turnover(a)              86.32%  108.41%  109.03%  86.89%  111.58%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                            YEAR ENDED JUNE 30,
                                   -----------------------------------------
CLASS B                             2000    1999     1998     1997    1996
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $10.69  $ 11.16  $ 10.93  $10.68  $ 10.65
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income               0.40     0.40     0.43    0.45     0.43
 Net realized and unrealized gains
  (losses) from investments         (0.25)   (0.30)    0.31    0.27     0.04
-----------------------------------------------------------------------------
Total from Investment Activities     0.15     0.10     0.74    0.72     0.47
-----------------------------------------------------------------------------
Distributions:
 Net investment income              (0.40)   (0.40)   (0.43)  (0.45)   (0.42)
 Net realized gains                    -     (0.17)   (0.08)  (0.02)   (0.02)
Total Distributions                 (0.40)   (0.57)   (0.51)  (0.47)   (0.44)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $10.44  $ 10.69  $ 11.16  $10.93  $ 10.68
-----------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                            1.46%    0.80%    6.81%   6.82%    4.48%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000) $7,597  $ 9,087  $ 5,659  $3,307  $ 2,439
 Ratio of expenses to average net
  assets                            1.48%    1.49%    1.50%   1.47%    1.44%
 Ratio of net investment income to
  average net assets                3.81%    3.58%    3.80%   4.09%    3.97%
 Ratio of expenses to average net
  assets*                           1.79%    1.81%    1.81%   1.78%    1.87%
 Portfolio turnover(a)             86.32%  108.41%  109.03%  86.89%  111.58%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
68
     one  group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Tax-Free Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                        YEAR ENDED DECEMBER 31,
                          YEAR ENDED   SIX MONTHS ENDED -------------------------     MARCH 1, 1995 TO
CLASS A                  JUNE 30, 2000 JUNE 30, 1999(A)  1998     1997     1996     DECEMBER 31, 1995(B)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $ 12.44        $ 12.99      $ 12.87  $ 12.36  $ 12.64          $12.06
----------------------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income         0.57           0.28         0.55     0.56     0.59            0.48
 Net realized and
  unrealized gains
  (losses) from
  investments                 (0.28)         (0.53)        0.17     0.54    (0.18)           0.82
----------------------------------------------------------------------------------------------------------
Total from Investment
 Activities                    0.29          (0.25)        0.72     1.10     0.41            1.30
----------------------------------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.57)         (0.29)       (0.57)   (0.59)   (0.58)          (0.48)
 Net realized gains              -           (0.01)       (0.03)      -     (0.01)          (0.24)
 In excess of net
  realized gains                 -              -            -        -     (0.10)             -
Total Distributions           (0.57)         (0.30)       (0.60)   (0.59)   (0.69)          (0.72)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                     $ 12.16        $ 12.44      $ 12.99  $ 12.87  $ 12.36          $12.64
----------------------------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)                2.47%         (1.97%)(c)    5.74%    9.13%    3.36%          10.95%(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)              $33,629        $38,253      $47,176  $34,729  $29,352          $7,426
 Ratio of expenses to
  average net assets          0.85%          0.87%(d)     0.88%    0.85%    0.83%           0.89%(d)
 Ratio of net investment
  income to average net
  assets                      4.72%          4.34%(d)     4.36%    4.65%    4.54%           4.57%(d)
 Ratio of expenses to
  average net assets*         1.00%          0.95%(d)     0.88%    0.85%    0.89%           1.04%(d)
 Portfolio turnover(e)       44.41%         37.90%       22.05%   32.08%   64.51%          69.31%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A)
  Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Municipal
  Bond Fund became the Tax-Free Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Municipal Bond Fund.
  (B) Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                        YEAR ENDED DECEMBER 31,
                          YEAR ENDED   SIX MONTHS ENDED -------------------------     APRIL 4, 1995 TO
CLASS B                  JUNE 30, 2000 JUNE 30, 1999(A)  1998     1997     1996    DECEMBER 31, 1995(B)(C)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $ 12.44        $ 12.99      $ 12.86  $ 12.36  $ 12.65          $12.17
----------------------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income         0.49           0.23         0.45     0.46     0.52            0.34
 Net realized and
  unrealized gains
  (losses) from
  investments                 (0.28)         (0.53)        0.18     0.54    (0.21)           0.72
----------------------------------------------------------------------------------------------------------
Total from Investment
 Activities                    0.21          (0.30)        0.63     1.00     0.31            1.06
----------------------------------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.49)         (0.24)       (0.47)   (0.50)   (0.49)          (0.34)
 Net realized gains              -           (0.01)       (0.03)      -     (0.01)          (0.24)
 In excess of net
  realized gains                 -              -            -        -     (0.10)             -
Total Distributions           (0.49)         (0.25)       (0.50)   (0.50)   (0.60)          (0.58)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                     $ 12.16        $ 12.44      $ 12.99  $ 12.86  $ 12.36          $12.65
----------------------------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)                1.80%         (2.31%)(d)    4.98%    8.26%    2.56%           8.81%(d)
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)              $ 3,456        $ 2,443      $ 2,142  $ 1,312  $   672          $  238
 Ratio of expenses to
  average net assets          1.50%          1.57%(e)     1.63%    1.60%    1.58%           1.66%(e)
 Ratio of net investment
  income to average net
  assets                      4.04%          3.64%(e)     3.61%    3.90%    3.79%           3.61%(e)
 Ratio of expenses to
  average net assets*         1.66%          1.61%(e)     1.63%    1.60%    1.70%           2.04%(e)
 Portfolio turnover(f)       44.41%         37.90%       22.05%   32.08%   64.51%          69.31%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Municipal Bond Fund became the Tax-Free Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Municipal Bond Fund.
  (B) Re-offering date of Class B Shares. (C) Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31. (D) Not annualized. b (E) Annualized. (F) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  69
     one group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Municipal Income Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                           YEAR ENDED JUNE 30,
                                ----------------------------------------------
CLASS A                           2000      1999      1998     1997     1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $   9.95  $  10.14  $   9.87  $  9.69  $  9.72
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income              0.46      0.47      0.49     0.51     0.55
 Net realized and unrealized
  gains (losses) from
  investments                      (0.46)    (0.19)     0.27     0.18    (0.04)
-------------------------------------------------------------------------------
Total from Investment
 Activities                           -       0.28      0.76     0.69     0.51
-------------------------------------------------------------------------------
Distributions:
 Net investment income             (0.46)    (0.47)    (0.49)   (0.51)   (0.54)
 Total Distributions               (0.46)    (0.47)    (0.49)   (0.51)   (0.54)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $   9.49  $   9.95  $  10.14  $  9.87  $  9.69
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                           0.06%     2.80%     7.84%    7.24%    5.35%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                         $144,335  $188,143  $101,805  $41,829  $25,787
 Ratio of expenses to average
  net assets                       0.82%     0.82%     0.82%    0.82%    0.81%
 Ratio of net investment income
  to average net assets            4.79%     4.62%     4.83%    5.13%    5.45%
 Ratio of expenses to average
  net assets*                      1.01%     1.01%     1.02%    1.03%    1.11%
 Portfolio turnover(a)           100.61%    55.03%    69.76%   62.83%   83.17%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                           YEAR ENDED JUNE 30,
                                ----------------------------------------------
CLASS B                           2000      1999      1998     1997     1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $   9.91  $  10.10  $   9.84  $  9.66  $  9.69
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income              0.40      0.41      0.42     0.44     0.47
 Net realized and unrealized
  gains (losses) from
  investments                      (0.46)    (0.19)     0.26     0.18    (0.03)
-------------------------------------------------------------------------------
Total from Investment
 Activities                        (0.06)     0.22      0.68     0.62     0.44
-------------------------------------------------------------------------------
Distributions:
 Net investment income             (0.40)    (0.41)    (0.42)   (0.44)   (0.47)
 Total Distributions               (0.40)    (0.41)    (0.42)   (0.44)   (0.47)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $   9.45  $   9.91  $  10.10  $  9.84  $  9.66
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                          (0.58%)    2.14%     7.04%     6.55%    4.65%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                         $ 90,118  $ 97,899  $ 56,911  $36,258  $23,204
 Ratio of expenses to average
  net assets                       1.47%     1.47%     1.47%    1.47%    1.46%
 Ratio of net investment income
  to average net assets            4.16%     3.99%     4.18%    4.48%    4.80%
 Ratio of expenses to average
  net assets*                      1.67%     1.67%     1.67%    1.67%    1.76%
 Portfolio turnover(a)           100.61%    55.03%    69.76%   62.83%   83.17%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
70
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Municipal Income Fund

                                 YEAR ENDED    YEAR ENDED   NOVEMBER 4, 1997 TO
CLASS C                         JUNE 30, 2000 JUNE 30, 1999  JUNE 30, 1998(A)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $  9.91       $ 10.09          $ 9.96
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                0.40          0.41            0.68
 Net realized and unrealized
  gains (losses) from
  investments                        (0.46)        (0.18)           0.13
-------------------------------------------------------------------------------
Total from Investment
 Activities                          (0.06)         0.23            0.81
-------------------------------------------------------------------------------
Distributions:
 Net investment income               (0.40)        (0.41)          (0.68)
Total Distributions                  (0.40)        (0.41)          (0.68)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $  9.45       $  9.91          $10.09
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                            (0.59%)        2.24%           8.28%(b)

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                            $17,296       $13,737          $2,216
 Ratio of expenses to average
  net assets                         1.46%         1.47%           1.47%(c)
 Ratio of net investment income
  to average net assets              4.14%         3.93%           4.18%(c)
 Ratio of expenses to average
  net assets*                        1.66%         1.66%           1.67%(c)
 Portfolio turnover(d)             100.61%        55.03%          69.76%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
   (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  71
     one group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Arizona Municipal Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                   YEAR ENDED JUNE 30,
                                   ----------------------  JANUARY 20, 1997 TO
CLASS A                             2000    1999    1998    JUNE 30, 1997(A)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $ 9.67  $10.08  $ 9.99        $10.00
------------------------------------------------------------------------------
Investment Activities:
 Net investment income               0.43    0.44    0.46          0.15
 Net realized and unrealized gains
  (losses) from investments         (0.21)  (0.26)   0.16         (0.01)
------------------------------------------------------------------------------
Total from Investment Activities     0.22    0.18    0.62          0.14
------------------------------------------------------------------------------
Distributions:
 Net investment income              (0.43)  (0.44)  (0.46)        (0.15)
 Net realized gains                 (0.07)  (0.15)  (0.07)           -
Total Distributions                 (0.50)  (0.59)  (0.53)        (0.15)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $ 9.39  $ 9.67  $10.08        $ 9.99
------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                            2.43%   1.69%   6.30%         1.40%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000) $2,391  $1,799  $1,321        $1,500
 Ratio of expenses to average net
  assets                            0.86%   0.86%   0.84%         0.85%(c)
 Ratio of net investment income to
  average net assets                4.64%   4.37%   4.53%         4.90%(c)
 Ratio of expenses to average net
  assets*                           1.01%   1.02%   1.01%         0.96%(c)
 Portfolio turnover(d)             19.28%  16.29%  20.89%         5.66%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
   (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                   YEAR ENDED JUNE 30,
                                   ----------------------  JANUARY 20, 1997 TO
CLASS B                             2000    1999    1998    JUNE 30, 1997(A)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $ 9.75  $10.16  $10.09        $10.00
------------------------------------------------------------------------------
Investment Activities:
 Net investment income               0.37    0.37    0.13            -
 Net realized and unrealized gains
  (losses) from investments         (0.22)  (0.26)   0.14          0.09
------------------------------------------------------------------------------
Total from Investment Activities     0.15    0.11    0.27          0.09
------------------------------------------------------------------------------
Distributions:
 Net investment income              (0.37)  (0.37)  (0.13)           -
 Net realized gains                 (0.07)  (0.15)  (0.07)           -
Total Distributions                 (0.44)  (0.52)  (0.20)           -
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $ 9.46  $ 9.75  $10.16        $10.09
------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                             1.64%  1.04%   2.67%         0.90%(b)

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000) $  713  $  640  $  290        $   - (c)
 Ratio of expenses to average net
  assets                            1.50%   1.50%   1.50%            - (d)
 Ratio of net investment income to
  average net assets                3.93%   3.67%   3.88%            - (d)
 Ratio of expenses to average net
  assets*                           1.66%   1.66%   1.64%            - (d)
 Portfolio turnover(e)             19.28%  16.29%  20.89%         5.66%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Amount is less than $1,000. (D) Since net assets are less than $1,000, ratios have not been presented. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
72
     one  group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Kentucky Municipal Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                              YEAR ENDED JUNE 30,
                                      ---------------------------------------
CLASS A                                2000    1999     1998    1997    1996
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $10.13  $ 10.41  $10.21  $10.05  $ 9.93
------------------------------------------------------------------------------
Investment Activities:
 Net investment income                  0.47     0.47    0.49    0.48    0.44
 Net realized and unrealized gains
  (losses) from investments            (0.23)   (0.28)   0.20    0.16    0.12
------------------------------------------------------------------------------
Total from Investment Activities        0.24     0.19    0.69    0.64    0.56
------------------------------------------------------------------------------
Distributions:
 Net investment income                 (0.47)   (0.47)  (0.49)  (0.48)  (0.44)
Total Distributions                    (0.47)   (0.47)  (0.49)  (0.48)  (0.44)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $ 9.90  $ 10.13  $10.41  $10.21  $10.05
------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)   2.47%    1.79%   6.86%   6.46%   5.70%

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)    $8,230  $10,075  $7,899  $5,554  $8,178
 Ratio of expenses to average net
  assets                               0.86%    0.86%   0.85%   0.84%   0.93%
 Ratio of net investment income to
  average net assets                   4.74%    4.50%   4.69%   4.66%   4.35%
 Ratio of expenses to average net
  assets*                              1.04%    1.06%   1.04%   1.04%   1.37%
 Portfolio turnover(a)                21.82%    6.30%   5.81%  13.30%  16.78%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                              YEAR ENDED JUNE 30,
                                      ----------------------------------------
CLASS B                                2000     1999     1998    1997    1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $ 10.06  $ 10.35  $10.15  $ 9.99  $ 9.87
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                   0.41     0.40    0.42    0.41    0.38
 Net realized and unrealized gains
  (losses) from investments             (0.22)   (0.29)   0.20    0.16    0.13
-------------------------------------------------------------------------------
Total from Investment Activities         0.19     0.11    0.62    0.57    0.51
-------------------------------------------------------------------------------
Distributions:
 Net investment income                  (0.41)   (0.40)  (0.42)  (0.41)  (0.39)
Total Distributions                     (0.41)   (0.40)  (0.42)  (0.41)  (0.39)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $  9.84  $ 10.06  $10.35  $10.15  $ 9.99
-------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)    1.93%    1.05%   6.20%   5.81%   5.16%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)    $13,250  $15,135  $5,581  $2,399  $1,457
 Ratio of expenses to average net
  assets                                1.51%    1.51%   1.51%   1.47%   1.58%
 Ratio of net investment income to
  average net assets                    4.12%    3.85%   4.04%   4.05%   3.70%
 Ratio of expenses to average net
  assets*                               1.69%    1.71%   1.70%   1.70%   2.02%
 Portfolio turnover(a)                 21.82%    6.30%   5.81%  13.30%  16.78%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  73
     one group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Louisiana Municipal Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                               YEAR ENDED JUNE 30,
                         ----------------------------------  SEVEN MONTHS ENDED     YEAR ENDED
CLASS A                   2000     1999     1998     1997    JUNE 30, 1996 (A)  NOVEMBER 30, 1995
--------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $  9.96  $ 10.26  $ 10.10  $  9.93       $ 10.09            $   9.38
--------------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income      0.46     0.45     0.47     0.47          0.24                0.50
 Net realized and
  unrealized gains
  (losses) from
  investments              (0.21)   (0.28)    0.16     0.17         (0.16)               0.71
--------------------------------------------------------------------------------------------------
Total from Investment
 Activities                 0.25     0.17     0.63     0.64          0.08                1.21
--------------------------------------------------------------------------------------------------
Distributions:
 Net investment income     (0.46)   (0.45)   (0.47)   (0.47)        (0.24)              (0.50)
 Net realized gains        (0.01)   (0.02)      -        -             -                   -
Total Distributions        (0.47)   (0.47)   (0.47)   (0.47)        (0.24)              (0.50)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                  $  9.74  $  9.96  $ 10.26  $ 10.10       $  9.93            $  10.09
--------------------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)             2.55%    1.67%    6.35%    6.55%         0.84%(b)           13.11%
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)           $58,225  $75,958  $47,078  $48,498       $53,479            $206,119
 Ratio of expenses to
  average net assets       0.86%    0.86%    0.85%    0.87%         0.69%(c)            0.62%
 Ratio of net investment
  income to average net
  assets                   4.67%    4.40%    4.60%    4.66%         4.71%(c)            5.07%
 Ratio of expenses to
  average net assets*      1.18%    1.20%    1.18%    1.19%         0.86%(c)            0.77%
 Portfolio turnover(d)    17.27%   19.67%   12.03%   17.39%        16.72%              28.00%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Paragon Louisiana Tax-
  Free Fund became the Louisiana Municipal Bond Fund. The Financial Highlights for the periods prior to March 26, 1996, represents the Paragon Louisiana Tax-
  Free Fund. The per share data for the periods prior to March 26, 1996, have been restated to reflect the impact of restatement of net asset value from $10.67 to $10.00 effective March 26, 1996. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                               YEAR ENDED JUNE 30,
                         ----------------------------------  SEVEN MONTHS ENDED     YEAR ENDED
CLASS B                   2000     1999     1998     1997     JUNE 30, 1996(A)  NOVEMBER 30,  1995
--------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $  9.97  $ 10.26  $ 10.10  $  9.93       $ 10.09            $   9.36
--------------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income      0.39     0.39     0.41     0.40          0.21                0.42
 Net realized and
  unrealized gains
  (losses) from
  investments              (0.21)   (0.27)    0.16     0.17         (0.16)               0.73
--------------------------------------------------------------------------------------------------
Total from Investment
 Activities                 0.18     0.12     0.57     0.57          0.05                1.15
--------------------------------------------------------------------------------------------------
Distributions:
 Net investment income     (0.39)   (0.39)   (0.41)   (0.40)        (0.21)              (0.42)
 Net realized gains        (0.01)   (0.02)      -        -             -                   -
Total Distributions        (0.40)   (0.41)   (0.41)   (0.40)        (0.21)              (0.42)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                  $  9.75  $  9.97  $ 10.26  $ 10.10       $  9.93            $  10.09
--------------------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)             1.89%    1.11%    5.69%    5.87%         0.48%(b)           12.52%
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  Period (000)           $ 9,881  $10,866  $ 5,474  $ 3,835       $ 3,223            $  2,115
 Ratio of expenses to
  average net assets       1.51%    1.51%    1.50%    1.51%         1.50%(c)            1.37%
 Ratio of net investment
  income to average net
  assets                   4.02%    3.74%    3.95%    4.02%         3.98%(c)            4.27%
 Ratio of expenses to
  average net assets*      1.83%    1.85%    1.83%    1.85%         1.70%(c)            1.52%
 Portfolio turnover (d)   17.27%   19.67%   12.03%   17.39%        16.72%              28.00%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Paragon Louisiana Tax-Free Fund became the Louisiana Municipal Bond Fund. The Financial Highlights for the periods prior to March 26, 1996, represents the Paragon Louisiana Tax-Free Fund. The per share data for the periods prior to March 26, 1996, have been restated to reflect the impact of restatement of net asset value from $10.70 to $10.00 effective March 26, 1996. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
74
     one  group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Michigan Municipal Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                            YEAR ENDED DECEMBER 31,
                          YEAR ENDED   SIX MONTHS ENDED ----------------------------------
CLASS A                  JUNE 30, 2000 JUNE 30, 1999(A)  1998     1997     1996     1995
-------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $ 10.63        $ 11.03      $ 10.93  $ 10.48  $ 10.60  $  9.54
-------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income         0.48           0.24         0.47     0.49     0.48     0.48
 Net realized and
  unrealized gains
  (losses) from
  investments                 (0.39)         (0.40)        0.13     0.44    (0.14)    1.06
-------------------------------------------------------------------------------------------
Total from Investment
 Activities                    0.09          (0.16)        0.60     0.93     0.34     1.54
-------------------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.48)         (0.24)       (0.48)   (0.48)   (0.46)   (0.48)
 Net realized gains           (0.02)            -         (0.02)      -        -        -
Total Distributions           (0.50)         (0.24)       (0.50)   (0.48)   (0.46)   (0.48)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                     $ 10.22        $ 10.63      $ 11.03  $ 10.93  $ 10.48  $ 10.60
-------------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)                0.93%         (1.47%)(b)    5.61%    9.15%    3.32%   16.49%
RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000)               $30,626        $22,217      $22,876  $18,687  $18,575  $21,034
Ratio of expenses to
 average net assets           0.86%          0.88%(c)     0.91%    0.92%    0.88%    0.79%
Ratio of net investment
 income to average net
 assets                       4.72%          4.35%(c)     4.27%    4.59%    4.57%    4.71%
Ratio of expenses to
 average net assets*          1.02%          0.96%(c)     0.92%    0.98%    0.96%    1.04%
Portfolio turnover(d)        33.34%         10.60%       23.33%   37.84%   24.49%   26.97%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Bond Fund became the Michigan Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Michigan Municipal Bond Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.


                                                        YEAR ENDED DECEMBER 31,
                          YEAR ENDED   SIX MONTHS ENDED ------------------------  SEPTEMBER 23,  1996 TO
CLASS B                  JUNE 30, 2000 JUNE 30, 1999(A)    1998         1997      DECEMBER 31,  1996(B)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $ 10.28         $10.68      $     10.59  $     10.18          $10.00
--------------------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income         0.42           0.20             0.39         0.38            0.07
 Net realized and
  unrealized gains
  (losses) from
  investments                 (0.37)         (0.40)            0.12         0.44            0.17
--------------------------------------------------------------------------------------------------------
Total from Investment
 Activities                    0.05          (0.20)            0.51         0.82            0.24
--------------------------------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.42)         (0.20)           (0.40)       (0.41)          (0.06)
 Net realized gains           (0.02)            -             (0.02)          -               -
Total Distributions           (0.44)         (0.20)           (0.42)       (0.41)          (0.06)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                     $  9.89         $10.28      $     10.68  $     10.59          $10.18
--------------------------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)                0.51%         (1.86%)(c)        4.92%        8.26%           2.45%(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)              $10,106         $6,771      $     1,940  $       707          $  110
 Ratio of expenses to
  average net assets          1.52%          1.59%(d)         1.66%        1.67%           1.69%(d)
 Ratio of net investment
  income to average net
  assets                      4.21%          3.64%(d)         3.52%        3.84%           2.01%(d)
 Ratio of expenses to
  average net assets*         1.69%          1.70%(d)         1.67%        1.73%           1.77%(d)
 Portfolio turnover(e)       33.34%         10.60%           23.33%       37.84%          24.49%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Bond Fund became the Michigan Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Michigan Municipal Bond Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  75
     one group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Ohio Municipal Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                             YEAR ENDED JUNE 30,
                                   -------------------------------------------
CLASS A                             2000     1999     1998     1997     1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $ 10.78  $ 11.11  $ 10.91  $ 10.72  $ 10.68
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                0.51     0.51     0.54     0.54     0.55
 Net realized and unrealized gains
  (losses) from investments          (0.31)   (0.33)    0.20     0.19     0.03
-------------------------------------------------------------------------------
Total from Investment Activities      0.20     0.18     0.74     0.73     0.58
-------------------------------------------------------------------------------
Distributions:
 Net investment income               (0.51)   (0.51)   (0.54)   (0.54)   (0.54)
Total Distributions                  (0.51)   (0.51)   (0.54)   (0.54)   (0.54)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $ 10.47  $ 10.78  $ 11.11  $ 10.91  $ 10.72
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                             1.94%    1.59%    6.87%    6.95%    5.44%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000) $32,307  $26,876  $17,297  $16,114  $16,507
 Ratio of expenses to average net
  assets                             0.85%    0.81%    0.79%    0.79%    0.82%
 Ratio of net investment income to
  average net assets                 4.84%    4.57%    4.83%    4.96%    4.92%
 Ratio of expenses to average net
  assets*                            1.18%    1.18%    1.18%    1.19%    1.30%
 Portfolio turnover(a)              35.46%   13.69%   10.49%    7.45%   24.61%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                            YEAR ENDED JUNE 30,
                                   ------------------------------------------
CLASS B                             2000     1999     1998     1997     1996
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $ 10.86  $ 11.18  $ 10.98  $ 10.79  $10.75
------------------------------------------------------------------------------
Investment Activities:
 Net investment income                0.44     0.44     0.47     0.47    0.48
 Net realized and unrealized gains
  (losses) from investments          (0.32)   (0.32)    0.20     0.19    0.03
------------------------------------------------------------------------------
Total from Investment Activities      0.12     0.12     0.67     0.66    0.51
------------------------------------------------------------------------------
Distributions:
 Net investment income               (0.44)   (0.44)   (0.47)   (0.47)  (0.47)
Total Distributions                  (0.44)   (0.44)   (0.47)   (0.47)  (0.47)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $ 10.54  $ 10.86  $ 11.18  $ 10.98  $10.79
------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                             1.17%    1.01%    6.20%    6.26%   4.79%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000) $40,605  $49,703  $26,138  $14,316  $8,854
 Ratio of expenses to average net
  assets                             1.50%    1.46%    1.44%    1.44%   1.47%
 Ratio of net investment income to
  average net assets                 4.15%    3.89%    4.19%    4.33%   4.27%
 Ratio of expenses to average net
  assets*                            1.83%    1.83%    1.83%    1.84%   1.95%
 Portfolio turnover(a)              35.46%   13.69%    10.49%   7.45%  24.61%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
76
     one  group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

West Virginia Municipal Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                   YEAR ENDED JUNE 30,
                                   ----------------------- JANUARY 20, 1997 TO
CLASS A                             2000      1999   1998   JUNE 30, 1997(A)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $10.03    $10.36 $10.15       $10.00
------------------------------------------------------------------------------
Investment Activities:
 Net investment income               0.46      0.47   0.48         0.16
 Net realized and unrealized gains
  (losses) from investments        (0.22)    (0.32)   0.21         0.15
------------------------------------------------------------------------------
Total from Investment Activities     0.24      0.15   0.69         0.31
------------------------------------------------------------------------------
Distributions:
 Net investment income             (0.46)    (0.47) (0.48)       (0.16)
 Net realized gains                    - (b) (0.01)     -            -
Total Distributions                (0.46)    (0.48) (0.48)       (0.16)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $ 9.81    $10.03 $10.36       $10.15
------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                            2.59%     1.37%  6.98%        3.08%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000) $3,677    $3,570 $2,024        $ 808
 Ratio of expenses to average net
  assets                            0.86%     0.85%  0.85%        0.84%(d)
 Ratio of net investment income to
  average net assets                4.74%     4.42%  4.68%        4.94%(d)
 Ratio of expenses to average net
  assets*                           1.03%     1.05%  1.07%        0.97%(d)
 Portfolio turnover(e)             24.67%    15.24% 16.69%        6.21%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A)
  Period from commencement of operations. (B) Amount is less than .01. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                   YEAR ENDED JUNE 30,
                                   ----------------------- JANUARY 20, 1997 TO
CLASS B                             2000      1999   1998   JUNE 30, 1997(A)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $10.03    $10.35 $10.12       $10.00
------------------------------------------------------------------------------
Investment Activities:
 Net investment income               0.40      0.40   0.42         0.14
 Net realized and unrealized gains
  (losses) from investments        (0.23)    (0.31)   0.23         0.12
------------------------------------------------------------------------------
Total from Investment Activities     0.17      0.09   0.65         0.26
------------------------------------------------------------------------------
Distributions:
 Net investment income             (0.40)    (0.40) (0.42)       (0.14)
 Net realized gains                    - (b) (0.01)     -            -
Total Distributions                (0.40)    (0.41) (0.42)       (0.14)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $ 9.80    $10.03 $10.35       $10.12
------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                            1.82%     0.80%  6.57%        2.64%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000) $6,772    $7,505 $3,352       $  614
 Ratio of expenses to average net
  assets                            1.51%     1.50%  1.50%        1.49%(d)
 Ratio of net investment income to
  average net assets                4.09%     3.79%  4.05%        4.08%(d)
 Ratio of expenses to average net
  assets*                           1.68%     1.71%  1.72%        1.62%(d)
 Portfolio turnover(e)             24.67%    15.24% 16.69%        6.21%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Amount is less than .01. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  77
     one  group(R)

     -------------------
[GRAPHIC]

Appendix A


--------------------------------------------------------------------------------

Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.


--------------------------------------------------------------------------------

                         FUND NAME  FUND CODE
  -------------------------------------------
           One Group(R) Short-Term
               Municipal Bond Fund       1
  -------------------------------------------
    One Group(R) Intermediate Tax-
                    Free Bond Fund       2
  -------------------------------------------
   One Group(R) Tax-Free Bond Fund       3
  -------------------------------------------
     One Group(R) Municipal Income
                              Fund       4
  -------------------------------------------
    One Group(R) Arizona Municipal
                         Bond Fund       5
  -------------------------------------------
   One Group(R) Kentucky Municipal
                         Bond Fund       6
  -------------------------------------------
  One Group(R) Louisiana Municipal
                         Bond Fund       7
  -------------------------------------------
   One Group(R) Michigan Municipal
                         Bond Fund       8
  -------------------------------------------
  One Group(R) Ohio Municipal Bond
                              Fund       9
  -------------------------------------------
        One Group(R) West Virginia
               Municipal Bond Fund      10
  -------------------------------------------

                                                                Fund Risk
Instrument                                                      Code Type
------------------------------------------------------------------------------

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and      1-10 Market
CUBES.
------------------------------------------------------------------------------

Treasury Receipts: TRS, TIGRs and CATS.                         1-10 Market
------------------------------------------------------------------------------

U.S. Government Agency Securities: Securities issued by         1-10 Market
agencies and instrumentalities of the U.S. government. These         Credit
include Ginnie Mae, Fannie Mae and Freddie Mac.
------------------------------------------------------------------------------

When-Issued Securities and Forward Commitments: Purchase or     1-10 Market
contract to purchase securities at a fixed price for delivery        Leverage
at a future date.                                                    Liquidity
                                                                     Credit
------------------------------------------------------------------------------

Investment Company Securities: Shares of other mutual funds,    1-10 Market
including One Group money market funds and shares of other
money market mutual funds for which Banc One Investment
Advisors or its affiliates serve as investment advisor or
administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor.
------------------------------------------------------------------------------

------
78

                                                                Fund Risk
Instrument                                                      Code Type
-------------------------------------------------------------------------------

Call and Put Options: A call option gives the buyer the right   1-10 Management
to buy, and obligates the seller of the option to sell, a            Liquidity
security at a specified price at a future date. A put option         Credit
gives the buyer the right to sell, and obligates the seller of       Market
the option to buy, a security at a specified price at a future       Leverage
date. The Funds will sell only covered call and secured put
options.
-------------------------------------------------------------------------------

Futures and Related Options: A contract providing for the       1-10 Management
future sale and purchase of a specified amount of a specified        Market
security, class of securities or an index at a specified time        Credit
in the future and at a specified price.                              Liquidity
                                                                     Leverage
-------------------------------------------------------------------------------

Commercial Paper: Secured and unsecured short-term promissory   1-10 Credit
notes issued by corporations and other entities. Maturities          Liquidity
generally vary from a few days to nine months.                       Market
-------------------------------------------------------------------------------

Restricted Securities: Securities not registered under the      1-10 Liquidity
Securities Act of 1933, such as privately placed commercial          Market
paper and Rule 144A securities.                                      Credit
-------------------------------------------------------------------------------

Variable and Floating Rate Instruments: Obligations with        1-10 Market
interest rates which are reset daily, weekly, quarterly or           Credit
some other period and which may be payable to the Fund on            Liquidity
demand.
-------------------------------------------------------------------------------

Mortgage-Backed Securities: Debt obligations secured by real    1-10 Prepayment
estate loans and pools of loans. These include collateralized        Market
mortgage obligations ("CMOs") and Real Estate Mortgage               Credit
Investment Conduits ("REMICs").                                      Regulatory
-------------------------------------------------------------------------------

Demand Features: Securities that are subject to puts and        1-10 Market
standby commitments to purchase the securities at a fixed            Liquidity
price (usually with accrued interest) within a fixed period of       Management
time following demand by a Fund.
-------------------------------------------------------------------------------

Swaps, Caps and Floors: A Fund may enter into these             1-10 Management
transactions to manage its exposure to changing interest rates       Credit
and other factors. Swaps involve an exchange of obligations by       Liquidity
two parties. Caps and floors entitle a purchaser to a                Market
principal amount from the seller of the cap or floor to the
extent that a specified index exceeds or falls below a
predetermined interest.
-------------------------------------------------------------------------------

New Financial Products: New options and futures contracts and   1-10 Management
other financial products continue to be developed and the Fund       Credit
may invest in such options, contracts and products.                  Market
                                                                     Liquidity
-------------------------------------------------------------------------------

------
  79

                                                                Fund Risk
Instrument                                                      Code Type
-------------------------------------------------------------------------------

Structured Instruments: Debt securities issued by agencies and  1-10 Market
instrumentalities of the U.S. government, banks,                     Liquidity
municipalities, corporations and other businesses whose              Management
interest and/or principal payments are indexed to foreign            Credit
currency exchange rates, interest rates, or one or more other        Foreign
references indices.                                                  Investment
-------------------------------------------------------------------------------

Municipal Securities: Securities issued by a state or           1-10 Credit
political subdivision to obtain funds for various public             Political
purposes. Municipal securities include private activity bonds        Tax
and industrial development bonds, as well as General                 Market
Obligation Notes, Anticipation Notes, Bond Tax Anticipation          Regulatory
Notes, Revenue Anticipation Notes, Project Notes, other short-
term tax-exempt obligations, municipal leases, participations in pools of municipal securities, obligations of municipal
housing authorities and single family revenue bonds.
-------------------------------------------------------------------------------

Stripped Mortgage-Backed Securities: Derivative multi-class     1-10 Prepayment
mortgage securities which are usually structured with two            Market
classes of shares that receive different proportions of the          Credit
interest and principal from a pool of mortgage assets. These         Regulatory
include IOs and POs.
-------------------------------------------------------------------------------

Asset-Backed Securities: Securities secured by company          1-10 Prepayment
receivables, home equity loans, truck and auto loans, leases,        Market
credit card receivables and other securities backed by other         Credit
types of receivables or other assets.                                Regulatory
-------------------------------------------------------------------------------

Zero Coupon Debt Securities: Bonds and other debt that pay no   1-10 Credit
interest, but are issued at a discount from their value at           Market
maturity. When held to maturity, their entire return equals
the differences between their issue price and their maturity value.
-------------------------------------------------------------------------------

Inverse Floating Rate Instruments: Floating rate debt           1-10 Credit
instruments with interest rates that reset in the opposite           Market
direction from the market rate of interest to which the              Leverage
inverse floater is indexed.
-------------------------------------------------------------------------------

Loan Participations and Assignments: Participations in, or      1-10 Market
assignments of municipal securities, including municipal             Credit
leases.                                                              Political
                                                                     Liquidity
                                                                     Tax
-------------------------------------------------------------------------------

------
80

--------------------------------------------------------------------------------
Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

 . Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

 . Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

  Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

  Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

 . Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

 . Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

 . Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

------
  81

 . Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

 . Foreign Investment Risk. Risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

 . Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

 . Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

 . Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

------
82

--------------------------------------------------------------------------------
If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1 800-480-4111 or by writing the Funds at:

one group(R) mutual funds
1111 polaris parkway
columbus, ohio 43271-1235

or visiting

WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information also may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

(Investment Company Act File No. 811-4236)

TOG-F-121                                                    [LOGO OF ONE GROUP]

MONEY MARKET FUNDS


                       PROSPECTUS

                       November 1, 2000

                       Class A Shares

                       Class B Shares

                       Class C Shares

                       Service Class Shares

                                                     [LOGO OF BANK ONE]


                       One Group(R) Prime Money Market Fund

                       One Group(R) U.S. Treasury Securities Money Market Fund

                       One Group(R) U.S. Government Securities Money Market Fund

                       One Group(R) Municipal Money Market Fund

                       One Group(R) Michigan Municipal Money Market Fund

                       One Group(R) Ohio Municipal Money Market Fund
                     ---------------


                       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ANY OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF
  contents

               FUND SUMMARIES: INVESTMENTS, RISK &
                                       PERFORMANCE
                 One Group Prime Money Market Fund   2
                                                    ---
          One Group U.S. Treasury Securities Money
                                       Market Fund   5
                                                    ---
        One Group U.S. Government Securities Money
                                       Market Fund   8
                                                    ---
             One Group Municipal Money Market Fund   10
                                                    ---
         One Group Michigan Municipal Money Market
                                              Fund   14
                                                    ---
        One Group Ohio Municipal Money Market Fund   18
                                                    ---

                            MORE ABOUT THE FUNDS
                            Principal Investment
                                      Strategies   22
                                                  ---
                                Investment Risks   25
                                                  ---
                             Investment Policies   26
                                                  ---
                           Portfolio Quality and
                                        Maturity   28
                                                  ---
                             Temporary Defensive
                                       Positions   28
                                                  ---

          HOW TO DO BUSINESS WITH ONE GROUP
                               MUTUAL FUNDS
                     Purchasing Fund Shares   29
                                             ---
                              Sales Charges   33
                                             ---
        Sales Charge Reductions and Waivers   35
                                             ---
                     Exchanging Fund Shares   36
                                             ---
                      Redeeming Fund Shares   38
                                             ---

            SHAREHOLDER INFORMATION
                      Voting Rights   41
                                     ---
                  Dividend Policies   41
                                     ---
                   Tax Treatment of
                       Shareholders   42
                                     ---
         Shareholder Statements and
                            Reports   43
                                     ---

                    MANAGEMENT OF
                        ONE GROUP
                     MUTUAL FUNDS
                      The Advisor    44
                                    ---
                    Advisory Fees    44
                                    ---

          FINANCIAL
         HIGHLIGHTS    45
                      ---
           APPENDIX
                 A:
         INVESTMENT
          PRACTICES    53
                      ---

     one group(R)

     -------------------
[GRAPHIC]

MUTUAL FUNDS

PRIVACY POLICY
One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

KEY DEFINITIONS

This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

   . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

   . Customer -- a consumer who has a continuing relationship with One Group
     Mutual Funds through record ownership of fund shares.

   . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

COLLECTION OF NONPUBLIC PERSONAL INFORMATION

We collect information to service your account, to protect you from fraud and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

   . Information we receive from you on applications or other forms, on our website or through other means;

   . Information we receive from you through transactions, correspondence and other communications with us; and

   . Information we otherwise obtain from you in connection with providing you a financial product or service.

INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES

We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas or as described in the following section.

INFORMATION SHARING WITH JOINT MARKETERS

We also may share the information described above in COLLECTION OF NONPUBLIC PERSONAL INFORMATION with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE

From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

SECURITY

For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT

One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

------
   1
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Prime Money Market Fund



---------------
What is the goal of the Prime Money Market Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the Prime Money Market Fund's main investment strategies?


The Fund invests exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will concentrate in the financial services industry, including asset-backed commercial paper programs. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Prime Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Prime Money Market Fund?

The main risks of investing in the Prime Money Market Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund's greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a disproportionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its subsidiaries and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

------
 2

     -------------------

Prime Money Market Fund

How has the Prime Money Market Fund performed?

By showing the variability of the Prime Money Market Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE PRIME MONEY MARKET FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                 [GRAPH]

                             1990     7.63%
                             1991     5.61%
                             1992     3.22%
                             1993     2.71%
                             1994     3.83%
                             1995     5.57%
                             1996     4.94%
                             1997     5.06%
                             1998     5.04%
                             1999     4.69%
/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.28 %.

/2/For periods prior to the commencement of operations of Class A on February
  18, 1992, Class A performance is based on Class I share performance from 1/1/87 to 2/17/92, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 1.88% 2Q1990   Worst Quarter: 0.65% 2Q1993
--------------------------------------------------------------------------------
The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.



AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 1999/1/
--------------------------------------------------------------------------------

               INCEPTION 1 YEAR 5 YEARS 10 YEARS
                DATE OF
                 CLASS
Class A         2/18/92  4.69%   5.06%   4.82%
Class B        11/12/96  3.91%   4.28%   4.04%
Class C         5/31/00  3.91%   4.28%   4.04%
Service Class   4/16/99  4.38%   4.75%   4.51%

/1/For periods prior to the commencement of operations of Class A on 2/18/92, Class A performance is based on Class I share performance from 1/1/87 to 2/17/92. For periods prior to the commencement of operations of Class B on 11/12/96, Class B performance is based on Class A from 1/1/87 to 11/11/96. For periods prior to the commencement of operations of Class C on 5/31/00, Class C performance is based on Class B from 1/1/87 to 5/30/00. For periods prior to the commencement of operations of Service Class on 4/16/99, Service Class performance is based on Class A from 1/1/87 to 4/15/99. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-480-4111 OR VISIT WWW.ONEGROUP.COM.

------
   3
     one group(R)

     -------------------

FUND SUMMARY
Prime Money Market Fund


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-----------------------------------------------------------------
(fees paid directly from your                             SERVICE
investment)/1/                    CLASS A CLASS B CLASS C  CLASS
-----------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Purchases               none    none    none    none
-----------------------------------------------------------------
 (as a percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                             none    5.00%   1.00%   none
-----------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)
Redemption Fee                      none    none    none    none
-----------------------------------------------------------------
Exchange Fee                        none    none    none    none
-----------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------
(expenses that are deducted from                          SERVICE
Fund assets)                      CLASS A CLASS B CLASS C  CLASS
-----------------------------------------------------------------
Investment Advisory Fees            .35%    .35%    .35%    .35%
-----------------------------------------------------------------
Distribution [and/or Service]
 (12b-1) Fees                       .25%   1.00%   1.00%    .75%
-----------------------------------------------------------------
Other Expenses/2/                   .20%    .20%    .20%    .20%
-----------------------------------------------------------------
Total Annual Fund Operating
 Expenses                           .80%   1.55%   1.55%   1.30%
-----------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/3/                  (.03%)  (.03%)  (.03%)  (.23%)
-----------------------------------------------------------------
Net Expenses                        .77%   1.52%   1.52%   1.07%
-----------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Expense information has been restated to reflect current fees.

/3/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .77% for Class A shares, 1.52% for Class B shares, 1.52% for Class C shares and 1.07% for Service Class shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.

           CLASS A CLASS B/2   CLASS B/2   CLASS C     CLASS C   SERVICE
                                                                  CLASS
                    ASSUMING  ASSUMING NO  ASSUMING  ASSUMING NO
                   REDEMPTION REDEMPTION  REDEMPTION REDEMPTION
                   AT THE END             AT THE END
                    OF EACH                OF EACH
                     PERIOD                 PERIOD
------------------------------------------------------------------------
1 Year/1/    $79     $ 655       $ 155      $ 255       $ 155     $ 109
------------------------------------------------------------------------
3 Years      252       787         487        487         487       389
------------------------------------------------------------------------
5 Years      441     1,042         842        842         842       691
------------------------------------------------------------------------
10 Years     987     1,641       1,641      1,843       1,843     1,548
------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 year expenses would be as follows:

 Class A                $ 82
 Class B (with
  redemption)           $658
 Class B (no
  redemption)           $158
 Class C (with
  redemption)           $258
 Class C (no
  redemption)           $158
 Service Class          $132

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
 4
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

U.S. Treasury Securities
Money Market Fund






--------------------------------------------------------------------------------
What is the goal of the U.S. Treasury Securities Money Market Fund?

The Fund seeks current income with liquidity and stability of principal.

What are the U.S. Treasury Securities Money Market Fund's main investment strategies?

The Fund invests exclusively in short-term U. S. Treasury obligations including repurchase agreements collateralized by such Treasury obligations and when-issued securities, U. S. Treasury bills, notes and other securities issued or backed by the U. S. government. The Fund will comply with SEC rules applicable to all money market funds including Rule 2a-7 under the Investment Company Act of 1940. For more information about the U. S. Treasury Securities Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the U.S. Treasury Securities Money Market Fund?
The main risks of investing in the U. S. Treasury Securities Money Market Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

Main Risks

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its subsidiaries and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

------
 5
     one group(R)

     -------------------

FUND SUMMARY

U.S. Treasury Securities Money Market Fund

How has the U.S. Treasury Securities Money Market Fund performed?

By showing the variability of the U. S. Treasury Securities Money Market Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE U.S. TREASURY SECURITIES MONEY MARKET FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                 [GRAPH]

                             1990     7.28%
                             1991     5.25%
                             1992     3.00%
                             1993     2.56%
                             1994     3.59%
                             1995     5.36%
                             1996     4.82%
                             1997     4.87%
                             1998     4.77%
                             1999     4.32%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.01%.

/2/For periods prior to the commencement of operations of Class A on 2/18/92, Class A performance is based on Class I performance from 1/1/87 to 2/17/92, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 1.81% 2Q1990   Worst Quarter: 0.62% 2Q1993
--------------------------------------------------------------------------------
The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                 INCEPTION
               DATE OF CLASS 1 YEAR 5 YEARS 10 YEARS
Class A           2/18/92     4.32%  4.83%    4.57%
Class B          11/21/96     3.54%  4.05%    3.79%
Class C           2/18/98     3.54%  4.04%    3.79%
Service Class     4/16/99     4.00%  4.52%    4.26%

/1/For periods prior to the commencement of operations of Class A on 2/18/92, Class A performance is based on Class I performance from 1/1/87 to 2/17/92. For periods prior to the commencement of operations of Class B on 11/21/96, Class B performance is based on Class A from 1/1/87 to 11/20/96. For periods prior to the commencement of operations of Class C on 2/18/98, Class C performance is based on Class B from 1/1/87 to 2/17/98. For periods prior to the commencement of operations of Service Class on 4/16/99, Service Class performance is based on Class A from 1/1/87 to 4/15/99. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-480-4111 OR VISIT WWW.ONEGROUP.COM.

------
 6

     -------------------


U.S. Treasury Securities Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-----------------------------------------------------------------
(fees paid directly from your                             SERVICE
investment)/1/                    CLASS A CLASS B CLASS C  CLASS
-----------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Purchases               none    none    none    none
-----------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge
 (Load)                             none   5.00%   1.00%    none
-----------------------------------------------------------------
 (as a percentage of original purchase price of redemption
 proceeds, as applicable)
Redemption Fee                      none    none    none    none
-----------------------------------------------------------------
Exchange Fee                        none    none    none    none
-----------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------
(expenses that are deducted from                          SERVICE
Fund assets)                      CLASS A CLASS B CLASS C  CLASS
-----------------------------------------------------------------
Investment Advisory Fees            .35%    .35%    .35%    .35%
-----------------------------------------------------------------
Distribution [and/or Service]
 (12b-1) Fees                       .25%   1.00%   1.00%    .75%
-----------------------------------------------------------------
Other Expenses/2/                   .20%    .20%    .20%    .20%
-----------------------------------------------------------------
Total Annual Fund Operating
 Expenses                           .80%   1.55%   1.55%   1.30%
-----------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/3/                  (.03%)  (.03%)  (.03%)  (.23%)
-----------------------------------------------------------------
Net Expenses                        .77%   1.52%   1.52%   1.07%
-----------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/  Expense information has been restated to reflect current fees.

/3/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .77% for Class A shares, 1.52% for Class B shares, 1.52% for Class C shares and 1.07% for Service Class shares for the period beginning November 1, 2000, and ending on October 31, 2001.

EXAMPLES

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C   SERVICE
                                                                        CLASS
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                    REDEMPTION   REDEMPTION   REDEMPTION   REDEMPTION
                   AT THE END OF             AT THE END OF
                    EACH PERIOD               EACH PERIOD
------------------------------------------------------------------------------
1 Year/1/   $ 79      $  655       $  155       $  255       $  155    $  109
------------------------------------------------------------------------------
3 Years      252         787          487          487          487       389
------------------------------------------------------------------------------
5 Years      441       1,042          842          842          842       691
------------------------------------------------------------------------------
10 Years     987       1,641        1,641        1,843        1,843     1,548
------------------------------------------------------------------------------

/1/  Without contractual fee waivers, 1 year expenses would be as follows:

   Class A              $ 82
   Class B (with
    redemption)         $658
   Class B (no
    redemption)         $158
   Class C (with
    redemption)         $258
   Class C (no
    redemption)         $158
   Service Class        $132

/2/ Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
   7
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

U.S. Government Securities Money Market Fund

WHAT IS THE GOAL OF THE U.S. GOVERNMENT SECURITIES MONEY MARKET FUND?

-----------------

What is the goal of the U.S. Government Securities Money Market Fund?

The Fund seeks high current income consistent with liquidity and stability of principal.

What are the U.S. Government Securities Money Market Fund's main investment strategies?

The Fund invests in short-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such securities. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the U. S. Government Securities Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the U.S. Government Securities Money Market Fund?

The main risks of investing in the U.S. Government Securities Money Market Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."


Main Risks

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its subsidiaries and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

------
 8

     -------------------


U.S. Government Securities
Money Market Fund

HOW HAS THE U.S GOVERNMENT SECURITIES MONEY MARKET FUND PERFORMED?

This section normally would include a bar chart and average annual total return table. The U.S. Government Securities Money Market Fund does not have a full calendar year of investment returns. However, to obtain the Fund's current yield information, please call toll-free 1-877-691-1118 or visit www.onegroup.com.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
------------------------------------------------------------------
(fees paid directly from your
investment)/1/                       CLASS A CLASS C SERVICE CLASS
------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
 on Purchases                          none    none       none
------------------------------------------------------------------
 (as a percentage of offering
  price)
Maximum Deferred Sales Charge
 (Load)                                none   1.00%       none
------------------------------------------------------------------
 (as a percentage of original purchase price
 of redemption proceeds, as applicable)
Redemption Fee                         none    none       none
------------------------------------------------------------------
Exchange Fee                           none    none       none
------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------
(expenses that are deducted from
Fund assets)                         CLASS A CLASS C SERVICE CLASS
------------------------------------------------------------------
Investment Advisory Fees               .35%    .35%       .35%
------------------------------------------------------------------
Distribution [and/or Service] (12b-
 1) Fees                               .25%   1.00%       .75%
------------------------------------------------------------------
Other Expenses/2/                      .20%    .20%       .20%
------------------------------------------------------------------
Total Annual Fund Operating
 Expenses                              .80%   1.55%      1.30%
------------------------------------------------------------------
Fee Waiver and/or Expense
 Reimbursement/3/                     (.03%)  (.03%)     (.23%)
------------------------------------------------------------------
Net Expenses                           .77%   1.52%      1.07%
------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/  Expense information is based on amounts for the current fiscal year.

/3/ Banc One Investment Advisors Corporation and the Administrator have agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .77% for Class A shares, 1.52% for Class C shares and 1.07% for Service Class shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A   CLASS C     CLASS C   SERVICE CLASS
                    ASSUMING
                   REDEMPTION
                   AT THE END
                       OF      ASSUMING NO
                   EACH PERIOD REDEMPTION
--------------------------------------------------------
1 Year/1/   $ 79      $155        $255         $109
--------------------------------------------------------
3 Years     $252      $487        $487         $389
--------------------------------------------------------

/1/Without contractual fee waivers, 1 year expenses would be as follows:

   Class A              $ 82
   Class C (with
   redemption)          $258
   Class C (no
   redemption)          $158
   Service Class        $132

------
   9
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Municipal Money
Market Fund

-----------------
What is the goal of the Municipal Money Market Fund?

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

What are the Municipal Money Market Fund's main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These instruments include short-term municipal securities, which provide tax-exempt income. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Municipal Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities

Municipal securities are bonds and notes issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?

Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Municipal Money Market Fund?

The main risks of investing in the Municipal Money Market Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

Main Risks

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

------
10

     -------------------

Municipal Money Market Fund


Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its subsidiaries and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



------
  11
     one  group(R)

     -------------------

FUND SUMMARY

Municipal Money Market Fund

How has the Municipal Money Market Fund performed?

By showing the variability of the Municipal Money Market Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE MUNICIPAL MONEY MARKET FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                 [GRAPH]

                             1990     5.51%
                             1991     4.11%
                             1992     2.17%
                             1993     1.90%
                             1994     2.28%
                             1995     3.35%
                             1996     2.91%
                             1997     3.05%
                             1998     2.85%
                             1999     2.66%

/1/ For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 2.58%.

/2/ For periods prior to the commencement of operations of Class A on 2/18/92, Class A performance is based on Class I performance from 6/4/87 to 2/17/92, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 1.39% 2Q1990   Worst Quarter: 0.43% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                                                 PERFORMANCE
               INCEPTION 1 YEAR 5 YEARS 10 YEARS    SINCE
                DATE OF                            6/4/87
                 CLASS
Class A         2/18/92  2.66%   2.96%   3.08%      3.48%
Service Class   4/16/99  2.36%   2.66%   2.77%      3.17%

/1/ For periods prior to the commencement of operations of Class A on 2/18/92, Class A performance is based on Class I performance from 6/4/87 to 2/17/92. For periods prior to the commencement of operations of Service Class on 4/16/99. Service Class performance is based on Class A from 6/4/87 to 4/15/99. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-480-4111 OR VISIT WWW.ONEGROUP.COM.

------
12

     -------------------




Municipal Money Market Fund

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
--------------------------------------------------------------------
(fees paid directly from your investment)/1/   CLASS A SERVICE CLASS
--------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                       none       none
--------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)             none       none
--------------------------------------------------------------------
 (as a percentage of original purchase price
 of redemption proceeds, as applicable)
Redemption Fee                                   none       none
--------------------------------------------------------------------
Exchange Fee                                     none       none
--------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------
(expenses that are deducted from Fund assets)  CLASS A SERVICE CLASS
--------------------------------------------------------------------
Investment Advisory Fees                         .35%       .35%
--------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees       .25%       .75%
--------------------------------------------------------------------
Other Expenses/2/                                .19%       .19%
--------------------------------------------------------------------
Total Annual Fund Operating Expenses             .79%      1.29%
--------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/      (.07%)     (.27%)
--------------------------------------------------------------------
Net Expenses                                     .72%      1.02%
--------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/  Expense information has been restated to reflect current fees.

/3/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .72% for Class A shares and 1.02% for Service Class shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A SERVICE CLASS
--------------------------------
1 Year/1/   $ 74      $  104
--------------------------------
3 Years      245         382
--------------------------------
5 Years      432         682
--------------------------------
10 Years     971       1,533
--------------------------------

/1/  Without contractual fee waivers, 1 year expenses would be as follows:

   Class A        $ 81
   Service Class  $131

------
  13
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Michigan Municipal Money Market Fund

What is the goal of the Michigan Municipal Money Market Fund?

The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

What are the Michigan Municipal Money Market Fund's main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Michigan, which provide tax-exempt income. The Fund may also invest in municipal securities issued by other states. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Michigan Municipal Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?

Municipal securities are bonds and notes issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?

Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Michigan Municipal Money Market
Fund?

The main risks of investing in the Michigan Municipal Money Market Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

------
14

     -------------------
-----------------

Michigan Municipal Money
Market Fund

Main Risks

Large Positions/Geographic Concentration. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Michigan municipal securities, the Fund's performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Michigan issuances, certain factors particular to Michigan, including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives in Michigan, may have a disproportionately negative impact on the Fund's investments.

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its subsidiaries and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

------
  15
     one  group(R)

     -------------------


FUND SUMMARY

Michigan Municipal Money Market Fund

How has the Michigan Municipal Money Market Fund performed?

By showing the variability of the Michigan Municipal Money Market Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE MICHIGAN MUNICIPAL MONEY MARKET FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.
BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                [GRAPH]

                            1992     2.40%
                            1993     1.83%
                            1994     2.30%
                            1995     3.32%
                            1996     2.93%
                            1997     3.00%
                            1998     2.76%
                            1999     2.61%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 2.55%.

/2/Performance data includes the performance of the Pegasus Michigan Municipal
  Money Market Fund for the period before it was consolidated with the One Group Michigan Municipal Money Market Fund on March 22, 1999.

--------------------------------------------------------------------------------
Best Quarter: .87% 2Q1995   Worst Quarter: .43% 1Q1993
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

         INCEPTION 1 YEAR 5 YEARS  PERFORMANCE
          DATE OF                 SINCE 1/31/91
           CLASS
Class A   1/31/91   2.61%  2.92%      2.77%

/1/Performance data includes the performance of the Pegasus Michigan Municipal
  Money Market Fund for the period before it was consolidated with the One Group Michigan Municipal Money Market Fund on March 22, 1999.

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-480-4111 OR VISIT WWW.ONEGROUP.COM.

------
16

     -------------------



Michigan Municipal
Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
------------------------------------------------------------------
(fees paid directly from your
investment)/1/                       CLASS A CLASS C SERVICE CLASS
------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
 on Purchases                          none    none       none
------------------------------------------------------------------
 (as a percentage of offering
  price)
------------------------------------------------------------------
Maximum Deferred Sales Charge
 (Load)                                none   1.00%       none
------------------------------------------------------------------
 (as a percentage of original
 purchase price of redemption
 proceeds, as applicable)
------------------------------------------------------------------
Redemption Fee                         none    none       none
------------------------------------------------------------------
Exchange Fee                           none    none       none
------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------
(expenses that are deducted from
Fund assets)                         CLASS A CLASS C SERVICE CLASS
------------------------------------------------------------------
Investment Advisory Fees               .35%    .35%       .35%
------------------------------------------------------------------
Distribution [and/or Service] (12b-
 1) Fees                               .25%   1.00%       .75%
------------------------------------------------------------------
Other Expenses/2/                      .20%    .20%       .20%
------------------------------------------------------------------
Total Annual Fund Operating
 Expenses                              .80%   1.55%      1.30%
------------------------------------------------------------------
Fee Waiver [and/or Expense
 Reimbursement]/3/                    (.06%)  (.06%)     (.26%)
------------------------------------------------------------------
Net Expenses                           .74%   1.49%      1.04%
------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/  Expense information has been restated to reflect current fees.

/3/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .74% for Class A shares, 1.49% for Class C shares and 1.04% for Service Class shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.


           CLASS A    CLASS C      CLASS C   SERVICE
                                              CLASS
                     ASSUMING    ASSUMING NO
                    REDEMPTION   REDEMPTION
                   AT THE END OF
                    EACH PERIOD
----------------------------------------------------
1 Year/1/   $ 76      $  252       $  152    $  106
----------------------------------------------------
3 Years      249         484          484       386
----------------------------------------------------
5 Years      438         839          839       688
----------------------------------------------------
10 Years     984       1,840        1,840     1,545
----------------------------------------------------

/1/   Without contractual fee waivers, 1 year expenses would be as follows:

   Class A            $ 82
   Class C (with
    redemption)       $258
   Class C (no
    redemption)       $158
   Service Class      $132

------
  17
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Ohio Municipal
Money Market Fund






What is the goal of the Ohio Municipal Money Market Fund?

The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

What are the Ohio Municipal Money Market Fund's main investment strategies?

The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Ohio, which provide tax-exempt income. The Fund may also invest in municipal securities issued by other states. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Ohio Municipal Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?

Municipal securities are bonds and notes issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?

Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Ohio Municipal Money Market Fund?

The main risks of investing in the Ohio Municipal Money Market Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."


------
18

     -------------------
-----------------

Ohio Municipal Money Market Fund

MAIN RISKS

Large Positions/Geographically Concentrated. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Ohio municipal securities, the Fund's performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Ohio issuances, certain factors particular to Ohio, including economic conditions, constitutional amendments, legislative and executive measures and voter initiatives in Ohio, may have a disproportionately negative impact on the Fund's investments.

Credit Risk. Because the Fund only invests in high-quality obligations and limits its average maturity to 90 days or less, credit risk is minimized. Nonetheless, if an issuer fails to pay interest or principal, the value of your investment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its subsidiaries and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



------
  19
     one  group(R)

     -------------------


FUND SUMMARY

Ohio Municipal Money Market Fund

How has the Ohio Municipal Money Market Fund performed?

By showing the variability of the Ohio Municipal Money Market Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE OHIO MUNICIPAL MONEY MARKET FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                  [GRAPH]

                             1994      2.35%
                             1995      3.30%
                             1996      2.88%
                             1997      3.08%
                             1998      2.88%
                             1999      2.63%

/1/ For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 2.53%.

--------------------------------------------------------------------------------
Best Quarter: .86% 2Q1995   Worst Quarter: .46% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999
--------------------------------------------------------------------------------

         INCEPTION                PERFORMANCE
          DATE OF                    SINCE
           CLASS   1 YEAR 5 YEARS   1/26/93
Class A   1/26/93   2.63%  2.95%     2.75%

TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-800-480-4111 OR VISIT WWW.ONEGROUP.COM.


------
20

     -------------------

                                                               FEES AND EXPENSES



Ohio Municipal Money Market Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
------------------------------------------------------------------
(fees paid directly from your
investment)/1/                       CLASS A CLASS C SERVICE CLASS
------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
 on Purchases                         none     none      none
------------------------------------------------------------------
 (as a percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                               none    1.00%      none
------------------------------------------------------------------
 (as a percentage of original
 purchase price of redemption
 proceeds, as applicable)
Redemption Fee                        none     none      none
------------------------------------------------------------------
Exchange Fee                          none     none      none
------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------
(expenses that are deducted from
Fund assets)                         CLASS A CLASS C SERVICE CLASS
------------------------------------------------------------------
Investment Advisory Fees               .30%    .30%       .30%
------------------------------------------------------------------
Distribution [and/or Service] (12b-
 1) Fees                               .25%   1.00%       .75%
------------------------------------------------------------------
Other Expenses/2/                      .23%    .23%       .23%
------------------------------------------------------------------
Total Annual Fund Operating
 Expenses                              .78%   1.53%      1.28%
------------------------------------------------------------------
Fee Waiver [and/or Expense
 Reimbursement]/3/                    (.07%)  (.07%)     (.27%)
------------------------------------------------------------------
Net Expenses                           .71%   1.46%      1.01%
------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Expense information has been restated to reflect current fees.

/3/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .71% for Class A shares, 1.46% for Class C shares and 1.01% for Service Class shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A    CLASS C      CLASS C   SERVICE
                                              CLASS
                     ASSUMING    ASSUMING NO
                    REDEMPTION   REDEMPTION
                   AT THE END OF
                    EACH PERIOD
--------------------------------------------------------
1 Year/1/   $ 73      $  249       $  149    $  103
--------------------------------------------------------
3 Years      242         477          477       379
--------------------------------------------------------
5 Years      426         828          828       676
--------------------------------------------------------
10 Years     960       1,818        1,818     1,522
--------------------------------------------------------

/1/ Without contractual fee waivers, 1 year expenses would be as follows:

   Class A            $ 80
   Class C (with
    redemption)       $256
   Class C (no
    redemption)       $156
   Service Class      $130

------
  21
     one  group(R)

     -------------------
   [GRAPHIC]

More About the Funds

Each of the six funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation ("Banc One Investment Advisors"). For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

--------------------------------------------------------------------------------

Principal
Investment
Strategies

The six mutual funds described in this prospectus are designed to produce high current income consistent with liquidity or capital preservation and stability of principal. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.

                              FUNDAMENTAL POLICIES

 A Fund's investment strategy may
 involve "fundamental policies." A
 policy is fundamental if it cannot
 be changed without the consent of
 a majority of the outstanding
 shares of the Fund.


There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund may also use strategies that are not described below, but which are described in the Statement of Additional Information.

--
one group prime money market fund.

 .  The Fund invests only in U.S. denominated securities.

 . The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

 .  Each security held by the Fund will mature in 397 days or less.

 . The Fund will acquire only those securities that present minimal credit risks.

 .  The Fund invests exclusively in money market instruments. These include:

 1.  corporate notes;

 2.  commercial paper;

 3.  funding agreements;

 4.  certificates of deposit; and

 5.  bank obligations.

------
22

 . The Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions and if investing less than that amount would be in the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

 .  The Fund may lend its securities.
  WHAT IS AVERAGE WEIGHTED MATURITY?

 Average weighted maturity is the
 average of all the current
 maturities (that is, the term of
 the securities) of the individual
 securities in a fund calculated so
 as to count most heavily those
 securities with the highest dollar
 value. Average weighted maturity is
 important to investors as an
 indication of a fund's sensitivity
 to changes in interest rates. The
 longer the average weighted
 maturity, the more fluctuation in
 share price you can expect.

--
one group u.s. treasury securities money market fund.

 . The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

 .  Each security held by the Fund will mature in 397 days or less.

 . The Fund will acquire only those securities that present minimal credit risks.

--
one group treasury prime money market fund.

 . The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

 .  Each security held by the Fund will mature in 397 days or less.

 . The Fund will acquire only those securities that are issued or guaranteed by the U.S. Treasury.

 .  The Fund does not invest in securities subject to repurchase agreements.

--
one group u. s. government securities money market fund.

 . The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

 .  Each security held by the Fund will mature in 397 days or less.

 . The Fund will acquire only those securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

--
one group municipal money market fund.

 . The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

 .  Each security held by the Fund will mature in 397 days or less.

 . The Fund will acquire only those securities that present minimal credit risks.

------
  23

 . As a matter of fundamental policy, the Fund will invest at least 80% of its total assets in municipal securities.

 . The Fund will purchase municipal securities only if the issuer receives assurances from its legal counsel that the interest payable on the securities is exempt from federal personal income tax.

 . The Fund may invest as much as 100% of its assets in municipal securities that produce income that is subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled "Tax Treatment of Shareholders" before you invest.

 . The Fund also may invest up to 20% of its total assets in other types of securities, such as taxable money market instruments, including repurchase agreements. For a list of all the securities in which the Fund may invest, please read "Investment Practices" in Appendix A.

--
one group michigan municipal money market fund.

 . The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

 .  Each security held by the Fund will mature in 397 days or less.

 . The Fund will acquire only those securities that present minimal credit risks.

 . The Fund invests at least 80% of its total assets in Michigan municipal securities.

 . The Fund will purchase municipal securities only if the issuer receives assurances from its legal counsel that the interest payable on the securities is exempt from federal personal income tax and Michigan personal income tax.

 . The Fund also may invest up to 20% of its total assets in non-Michigan municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Michigan as well as their political subdivision, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

 . The Fund has the ability, for temporary defensive purposes to invest as much as 100% of its assets in non-Michigan municipal securities that produce income that is subject to the federal alternative minimum tax, please read the section of this prospectus entitled, "Tax Treatment of Shareholders" before you invest.

 . The Fund also may invest up to 20% of its total assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

--
one group ohio municipal money market fund.

 . The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

 .  Each security held by the Fund will mature in 397 days or less.

 . The Fund will acquire only those securities that present minimal credit risks.

 . The Fund will invest at least 80% of its total assets in Ohio municipal securities.

 . The Fund will purchase municipal securities only if the issuer receives assurances from its legal counsel that the interest payable on the securities is exempt from federal personal income tax and Ohio personal income tax.

------
24

 . The Fund also may invest up to 20% of its total assets in non-Ohio municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Ohio, as well as their political subdivisions, agencies, instrumentalities and authorities that produce interest exempt from federal income tax.

 . The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Ohio municipal securities that produce income that is subject to the federal alternative minimum tax. (If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled "Tax Treatment of Shareholders" before you invest.)

 . The Fund also may invest up to 20% of its total assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

--------------------------------------------------------------------------------

Investment Risks

The main risks associated with investing in the Money Market Funds are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. Additional risks are described below.

--
net asset value. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

--
diversification. The Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund may be less diversified than money market funds that are not single state funds. This is because a single state fund may invest a significantly greater portion of its assets in the securities of a single issuer than can a "diversified" fund. In addition, each Fund's investments are concentrated geographically. These concentrations increase the risk of loss to each Fund if the issuer of a security fails to make interest or principal payments or if the market value of a security declines. Investment in each Fund may entail more risks than an investment in another type of money market fund.

--
the ohio economy. The Ohio Municipal Money Market Fund's investments are concentrated in Ohio. While Ohio's economy has become increasingly diversified, it continues to rely to a significant degree on durable goods manufacturing, such as automobiles, tires, steel and household appliances. These industries tend to be cyclical. Agriculture also is an important part of the Ohio economy, and the state has several programs that provide financial assistance to farmers. Although obligations issued by the state and its political subdivisions are payable from specific sources or taxes, future economic difficulties and the impact on state and local government finances may negatively affect the market value of the Ohio municipal securities held by the Ohio Municipal Money Market Fund.

--
the michigan economy. The Michigan Municipal Money Market Fund's investments are concentrated in Michigan. The Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes.

------
  25

State and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer, in part, the financing of education costs from property taxes to sales taxes.

--
fixed income securities. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of the securities in the Fund, and the value of your investment in the Fund, will increase and decrease as the value of the Fund's investments increase and decrease.

--
derivatives. Funds other than the U.S. Treasury Securities Money Market Fund invest in securities that may be considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

         WHAT IS A DERIVATIVE?

 Derivatives are securities or
 contracts (like futures and
 options) that derive their value
 from the performance of underlying
 assets or securities.

For more information about risks associated with the types of investments that the Money Market Funds purchase, please read the "Fund Summaries: Investments, Risk, & Performance," Appendix A and the Statement of Additional Information.

--------------------------------------------------------------------------------

Investment
Policies

Each Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Funds. The full text of the fundamental policies can be found in the Statement of Additional Information.

--
fundamental policies of each fund
Each Fund:

1. Will use its best efforts to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Funds will be able to do so.

2. Will not make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

--
fundamental policies of specific funds
The Prime Money Market Fund:

1. Will not concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries (except that the Fund may concentrate its investments in securities issued by companies in the financial services industry). This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements involving such securities, municipal securities or governmental

------
26
 guarantees of municipal securities. In addition, private activity bonds backed only by the revenues and assets of a non-governmental user will not be deemed to be municipal securities.

--

The Prime Money Market Fund, the U.S. Government Securities Money Market Fund, the Municipal Money Market Fund and the U.S. Treasury Securities Money Market
Fund:

1. Will not, with respect to 75% of its assets, purchase an issuer's securities if as a result more than 5% of a Fund's total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving these securities.

--
The U.S. Treasury Securities Money Market Fund:

1. Will invest only in U.S. Treasury obligations and repurchase agreements collateralized by such obligations.

--
The Ohio Municipal Money Market Fund and the Michigan Municipal Money Market
Fund:

1. Will not purchase an issuer's securities if as a result more than 25% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of registered investment companies and repurchase agreements involving these securities. This restriction applies with respect to 50% of the Fund's total assets. With respect to the remaining 50% of its total assets, the Fund will not purchase an issuer's securities if as a result more than 5% of its total assets would be invested in the securities of that issuer.

--
The Ohio Municipal Money Market Fund:

1. Will not concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include municipal securities or governmental guarantees of municipal securities. In addition, private activity bonds backed only by the assets and revenues of a non-governmental user will not be deemed to be Ohio municipal securities.

--
The Michigan Municipal Money Market Fund:

1. Will not concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include municipal securities or governmental guarantees of municipal securities.

------
  27

--
The Municipal Money Market Fund:

1. Will not concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include municipal securities or governmental guarantees of municipal securities. In addition, private activity bonds backed only by the revenues and assets of a non-governmental user will not be deemed to be municipal securities.

Additional investment policies can be found in the Statement of Additional Information.

--------------------------------------------------------------------------------
Portfolio Quality
and Maturity


The quality and maturity of money market funds are subject to SEC rules. Quality is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund's average weighted maturity to 90 days. With respect to each individual security, the remaining maturity is restricted to 397 days at acquisition. Moreover, the SEC rules limit exposure to a single issuer to 5% of a money market fund's assets (although there is no limit on government securities).

--------------------------------------------------------------------------------
Temporary
Defensive
Positions

To respond to unusual market conditions, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund and the Municipal Money Market Fund may take temporary defensive positions by:

 . investing all or most of their assets in CASH EQUIVALENTS (i.e., securities that are not municipal securities), and

 . holding uninvested cash pending investment.

These investments may result in a lower yield than lower-quality or longer-term investments and may prevent the Funds from meeting their investment objectives.

      WHAT IS A CASH EQUIVALENT?

 Cash equivalents are highly liquid,
 high-quality instruments with
 maturities of three months or less
 on the date they are purchased.
 They include securities issued by
 the U.S. government, its agencies
 and instrumentalities, repurchase
 agreements (other than equity
 repurchase agreements),
 certificates of deposit, bankers'
 acceptances, commercial paper
 (rated in one of the two highest
 rating categories), variable rate
 master demand notes, money market
 mutual funds and bank money market
 deposit accounts.


------
28
     one group(R)

     -------------------
[GRAPHIC]

How to Do Business with One Group Mutual Funds

--------------------------------------------------------------------------------
Purchasing Fund Shares

Where can I buy shares?


You may purchase Fund shares:

 .  Directly from One Group through The One Group Services Company (the
   "Distributor"), and

 . From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

When can I buy shares?

 . Purchases may be made on any business day. This includes any day that the Funds are open for business. The Funds will be closed on weekends and days on which the New York Stock Exchange ("NYSE") or the Federal Reserve are closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas Day.

 . Purchase requests will be effective on the day received and you will be eligible to receive dividends declared the same day, if such purchase orders are received.

 (i) before 12:00 noon, Eastern Time ("ET"), for the Municipal Money Market Fund, the Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund; and

 (ii) before 4:00 p.m., ET, for the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund and the U.S. Government Securities Money Market Fund.


 . In addition, the Funds' Custodian, State Street Bank and Trust Company, must receive "federal funds" before the times listed above. If State Street Bank and Trust Company does not receive federal funds by the cut-off time, the purchase order will not be effective until the next business day on which federal funds are timely received by State Street Bank and Trust Company.

 . On occasion, the NYSE will close before 4 p.m. ET. When the NYSE closes before the times listed above, purchase requests received after the NYSE closes will be effective the following business day.

------
  29

 . If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

 . The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

 . Shares are electronically recorded. Therefore, certificates will not be issued.

What kind of shares can I buy?

One Group offers the following classes of shares:

 .  Class A, Class B and Class C shares are available to the general public.

 . Service Class shares are available to Intermediaries purchasing shares on behalf of investors requiring additional administrative or accounting services such as sweep processing.

 . Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, and the sales charges and expenses applicable to each class of shares.

One Group Fund Direct IRA and 403(b). One Group offers retirement plans. This plan allows participants to defer taxes while their retirement savings grow. Call 1-800-480-4111 for an Adoption Agreement.

How much do shares cost?

 .  Shares are sold at net asset value ("NAV") plus a sales charge, if any.

 . NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class. The Funds use their best efforts to maintain their NAV at $1.00, although there is no guarantee that they will be able to do so.

 .  NAV is calculated each business day as of:

 (i) 12:00 noon ET, for the Municipal Money Market Fund, Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund; and

 (ii) 4:00 p.m., ET, for the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund and the U.S. Government Securities Money Market Fund.

On occasion, the NYSE will close before 4 p.m. ET. When the NYSE closes before the times listed above, NAV will be calculated as of the time the NYSE closes.

How do I open an account?

1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.  Decide how much you want to invest.

 . The minimum initial investment is $1,000 per Fund ($100 for employees of Bank One Corporation and its affiliates). The minimum initial investment for an IRA and 403(b) is $250.

 . You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

------
30

 .  Subsequent investments must be at least $25 per Fund.

 . Class B shares may be purchased only in connection with exchanges from Class B shares of another fund. This is because Class A shares are offered with no sales charge and have lower expenses.

 .  These minimums may be waived.

3. Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

You must provide the Fund with your social security or tax identification number and certify that you are not subject to 31% backup withholding for failing to report income to the IRS. If you fail to furnish the requested information, or you violate IRS regulations, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions.

4. Send the completed application and a personal check (unless you choose to pay by wire or bank transfer) to:

  one group mutual funds
  p.o. box 8528
  boston, ma 02266-8528

Contributions to Fund Direct IRAs should be made payable to "One Group Mutual Funds for the Benefit of (your name)."

If you choose to pay by wire, please call 1-800-480-4111.

5. All checks must be in U.S. dollars. One Group does not accept "third party checks." Checks made payable to any individual or company and endorsed to One Group are considered third party checks.

ALL CHECKS MUST BE PAYABLE TO ONE OF THE FOLLOWING:

 .  One Group Mutual Funds, or

 .  the specific Fund in which you are investing.

Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6. If you redeem shares purchased by check, One Group will delay forwarding your redemption proceeds until payment has been collected from your bank. One Group generally receives payment within seven (7) business days of purchase.

7. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

8. If you have any questions, contact your Shareholder Servicing Agent or call 1-800-480-4111.

------
  31

Can I purchase shares over the telephone?

Yes. Simply select this option on your Account Application Form and then:

 . Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your purchase instructions.

 . Authorize a bank transfer or initiate a wire transfer to the following wire address:

  state street bank and trust company
  attn: custody & shareholder services
  aba 011 000 028
  dda 99034167 fbo one group fund
  (ex: one group prime money market fund -- a) your account number (ex: 123456789) your account registration
  (ex: john smith & mary smith, jtwros)

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 . You may revoke your right to make purchases over the telephone by sending a letter to:

  state street bank and trust company
  c/o one group mutual funds
  p.o. box 8528
  boston, ma 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. To establish a Systematic Investment Plan:

 .  Select the "Systematic Investment Plan" option on the Account Application
   Form.

 . Provide the necessary information about the bank account from which your investments will be made.

 . Shares purchased under a Systematic Investment Plan may not be redeemed for five (5) business days.

 . One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

 .  You may revoke your right to make systematic investments by calling
   1-800-480-4111 or by sending a letter to:

  one group mutual funds
  p.o. box 8528
  boston, ma 02266-8528

May I write checks on my account?

Class A shareholders may write checks for $250 or more.

 . Checks may be payable to any person and your account will continue to earn dividends until the check clears.

------
32

-----------------

 . Checks are free, but your bank or the payee may charge you for stop payment orders, insufficient funds, or other valid reasons.

 . You can not use this option to close your account because of the difficulty of determining the exact value of your account.

 . You must wait ten (10) calendar days before you can write a check against shares purchased by a check.

To Select This Option

 .  Select the "Check Writing" option on the Account Application Form.

 . Complete, sign and return a signature card and other forms sent to you by State Street Bank and Trust Company. You will receive a supply of checks that will be drawn on State Street Bank and Trust Company.

Conversion Feature

Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased).

 . After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.

 . You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax.

 . If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

--------------------------------------------------------------------------------
Sales Charges


The Distributor compensates Shareholder Servicing Agents who sell shares of One Group Mutual Funds. Compensation comes from sales charges, 12b-1 fees and payments by the Distributor and the Funds' investment advisor from their own resources. The tables below show the charges for each class of shares and the percentage of your investment that is paid as a commission to a Shareholder Servicing Agent. Class A shares do not assess a sales charge.

CLASS B SHARES

Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

--------------------------------

      YEARS                                                   CDSC AS A % OF
      SINCE                                                    DOLLAR AMOUNT
    PURCHASE                                                 SUBJECT TO CHARGE
       0-1                                                         5.00%
  -----------------------------------------
       1-2                                                         4.00%
  -----------------------------------------
       2-3                                                         3.00%
  -----------------------------------------
       3-4                                                         3.00%
  -----------------------------------------
       4-5                                                         2.00%
  -----------------------------------------
       5-6                                                         1.00%
  -----------------------------------------
   more than 6                                                     none
  -----------------------------------------

The Distributor pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares.

------
  33

-----------------
-----------------

CLASS C SHARES


Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

--------------------------------

        YEARS                                                 CDSC AS A % OF
        SINCE                                                  DOLLAR AMOUNT
       PURCHASE                                              SUBJECT TO CHARGE
         0-1                                                       1.00%
  -----------------------------------------
   after first year                                                none
  -----------------------------------------

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from the Distributor.

How The CDSC Is Calculated

 . The Fund assumes that all purchases made in a given month were made on the first day of the month.

 .  The CDSC is based on the net amount redeemed.

 . A CDSC is not assessed on shares acquired through reinvestment of dividends or capital gains distributions.

 . To keep your CDSC as low as possible, the Fund first will redeem the shares you have held for the longest time and thus have the lowest CDSC.

 . If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of One Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to One Group shares you receive in the reorganization.

12B-1 FEES

Each One Group Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and shareholder servicing fees for the sale and distribution of shares of the Funds. These fees are called 12b-1 fees. 12b-1 fees are paid by One Group Mutual Funds to the Distributor as compensation for its services and expenses. The Distributor in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of One Group.

The 12b-1 fees vary by share class as follows:

1. Class A shares pay a 12b-1 fee of .25% of the average daily net assets of the Fund.

2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.

3. Service Class shares pay a 12b-1 fee of .75% of the average daily net assets of the Fund, which is currently being waived to .55% for each Fund.

12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

 . The Distributor may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, the Distributor received 12b-1 fees totaling .25% and 1.00% of the average daily net assets of Class A and Class B shares, respectively.

------
34

-----------------
-----------------

 .  The Distributor may pay 12b-1 fees to its affiliates and to Banc One
   Investment Advisors and its affiliates (or any sub-advisor) for brokerage and other agency transactions.

Because 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
Sales Charge
Reductions
and Waivers

WAIVER OF THE CLASS B SALES CHARGE


No sales charge is imposed on redemptions of Class B shares of the Funds:

1. If you withdraw, on an annual basis, no more than 10% of the value of your account. Shares received from dividend and capital gains reinvestment are included in calculating amount eligible for this waiver. YOU NEED TO PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Can I Redeem on a Systematic Basis?"

2. If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. That represent a minimum required distribution from your One Group IRA Account or other One Group qualifying retirement plan, but only if you are at least age 70 1/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

4. Exchanged in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

5. Exchanged for Class B shares of other One Group Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Do I Pay A Sales Charge on an Exchange?"

6. If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.
WAIVER OF THE CLASS C SALES CHARGE


No sales charge is imposed on redemptions of Class C shares of the Funds:

1. If you withdraw no more than 10% of the value of your account in a 12 month period. Shares received from dividend and capital gains reinvestment are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Can I Redeem on a Systematic Basis?"

------
  35

-----------------

2. If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. That represent a minimum required distribution from your One Group IRA Account or other One Group qualifying retirement plan, but only if you are at least age 70 1/2 Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

4. Exchanged in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

5. Exchanged for Class C shares of other One Group Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Do I Pay A Sales Charge on an Exchange?"

6. If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

WAIVER QUALIFICATIONS

To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, call 1-800-480-4111 or contact your Shareholder Servicing Agent. The waivers described above will not continue indefinitely and may be discontinued at any time without notice.

--------------------------------------------------------------------------------
Exchanging
Fund Shares


What are my exchange privileges?

You may make the following exchanges:

 . Class A shares of a Fund may be exchanged for Class I shares of that Fund or for Class A or Class I shares of another One Group Fund, but only if you are eligible to purchase those shares. For more information about Class I shares, please contact your Shareholder Servicing Agent or call 1-800-480-4111 for a Class I shares prospectus.

 .  Class B shares of a Fund may be exchanged for Class B shares of another One
   Group Fund.

 .  Class C shares of a Fund may be exchanged for Class C shares of another One
   Group Fund.

 .  Service Class shares do not have exchange privileges.

One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in Dollar Cost Averaging. To participate in the Systematic Exchange Privilege, please select it on your Account Application. To learn more about it, please call 1-800-480-4111.

One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

------
36

When are exchanges processed?

Exchanges are processed the same business day they are received, provided:

 .  State Street Bank and Trust Company receives the request by:

 (i) 12:00 noon ET, for the Municipal Money Market Fund, the Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund.

 (ii) 4:00 p.m., ET for the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund, and the U.S. Government Securities Money Market Fund.

 . You have provided One Group with all of the information necessary to process the exchange.

 . You have received a current prospectus of the Fund or Funds in which you wish to invest.

 . You have contacted your Shareholder Servicing Agent, if necessary. Do I pay a sales charge on an exchange?


Generally, you will not pay a sales charge on an exchange. However:

 .  You will pay a sales charge if you bought Class A shares of a Fund:

 1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

 2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

 . If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

 1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged or any Fund from which you previously exchanged.

 2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

Are exchanges taxable?

Generally:

 . An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

 . An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

 .  You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

Yes. The exchange privilege is not intended as a way for you to speculate on short term movements in the market. Therefore:

 . To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity.

 .  Exchange activity is excessive if it EXCEEDS TWO SUBSTANTIVE EXCHANGE
   REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

 . Excessive exchange activity will result in revocation of your exchange privilege.

------
  37

 .  In addition, One Group reserves the right to reject any exchange request
   (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

 . Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to exchanges, your account value falls below the minimum required balance. For information on minimum required balances, please read, "How Do I Open An Account?"

--------------------------------------------------------------------------------

Redeeming Fund Shares

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business.

 .  Redemption requests will be effective that day if received before:

 (i) 12:00 noon ET, for the Municipal Money Market Fund, the Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund; and

 (ii) 4:00 p.m. ET, for the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund, and the U.S. Government Securities Money Market Fund.

On occasion, the NYSE will close before 4:00 p.m. ET. When the NYSE closes before the times listed above, redemption requests received after the NYSE closes will be effective the following business day.

How do I redeem shares?

 .  You may use any of the following methods to redeem your shares:

 1. You may send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

  one group mutual funds
  p.o. box 8528
  boston, ma 02266-8528

 2. You may use the One Group website at www.onegroup.com, or

 3. You may redeem over the telephone. Please see "Can I Redeem By Telephone?" for more information.

 .  All requests for redemptions from IRA accounts must be in writing.

 . You may request redemption forms by calling 1-800-480-4111 or visiting www.onegroup.com.

 . One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

 1. the redemption is for $50,000 worth of shares or less; and

 2. the redemption is payable to the shareholder of record; and

------
38

 3. the redemption check is mailed to the shareholder at the record address or the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

 . On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

 1.  a designated commercial bank, or

 2.  your Shareholder Servicing Agent.

 .  One Group may charge you a wire redemption fee. The current charge is $7.00.

 . Your redemption proceeds will be paid within seven days after receipt of the redemption request. However, the Funds will attempt to honor requests for same day payment if the request is received before the times listed in "When Can I Redeem Shares?" If redemption requests are received after these times, the Funds will attempt to wire payment the next business day.

 . The Funds also will attempt to honor requests for payment in two business days, if the redemption request is received after the time listed above.

What will my shares be worth?

 . If you own Class A or Service Class shares and the Fund receives your redemption request before the times listed in "When Can I Redeem Shares?", you will receive that day's NAV.

 . If you own Class B or Class C shares and the Fund receives your redemption request before the times listed in "When Can I Redeem Shares?", you will receive that day's NAV, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application Form.

 . Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your redemption request.

 . Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

 .  State Street Bank and Trust Company may charge you a wire redemption fee.
   The current charge is $7.00.

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 .  REDEMPTIONS FROM YOUR IRA ACCOUNT MAY NOT BE MADE BY TELEPHONE.

Can I redeem on a systematic basis?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. This $10,000 minimum does not apply to minimum required distributions from your One Group IRA or other qualifying retirement plan.

 .  Select the "Systematic Withdrawal Plan" option on the Account Application
   Form.

 .  Specify the amount you wish to receive and the frequency of the payments.

 .  You may designate a person other than yourself as the payee.

------
  39

-----------------

 .  There is no charge for this service.

If you select this option, please keep in mind that:

 1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

 2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments. The applicable Class B or Class C sales charge is waived provided your withdrawals do not exceed 10% of your account value annually, measured from the date you begin participating in the Plan. Shares received from dividend and capital gains reinvestment are included in calculating the 10%. Withdrawals in excess of 10% will subject the entire annual withdrawal to the applicable sales load.

 3. If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from an IRA or other qualifying retirement plan. Only One Group assets are considered when calculating your minimum required distribution.

 4. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION
REGARDING REDEMPTIONS
 . Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

 . If you redeem shares for which you paid by check, and One Group has not yet received payment on the check, One Group will delay forwarding your redemption proceeds until payment has been collected from your bank. One Group generally receives payment within seven (7) business days of purchase.

 . Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to redemptions, your account value falls below the minimum required balance. The above provision does not apply to accounts participating in the Systematic Withdrawal Plan. For information on minimum required balances, please read "How Do I Open An Account?"

No CDSC will be charged on such redemptions.

 .  One Group may suspend your ability to redeem when:

 1.  Trading on the New York Stock Exchange ("NYSE") is restricted.

 2.  The NYSE is closed (other than weekend and holiday closings).

 3.  The SEC has permitted a suspension.

 4.  An emergency exists.

The Statement of Additional Information offers more details about this process.

 . You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

------
40
     one group(R)

     -------------------

Shareholder Information

--------------------------------------------------------------------------------

Voting Rights

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

--------------------------------------------------------------------------------

Dividend Policies

DIVIDENDS. The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment.

DIVIDEND REINVESTMENT. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may change the way you receive dividends and distributions by calling 1-800-480-4111.

SPECIAL DIVIDEND RULES FOR CLASS B SHARES. Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")


------
  41

--------------------------------------------------------------------------------

Tax Treatment of Shareholders

TAXATION OF SHAREHOLDER TRANSACTIONS. A sale, exchange or redemption of Fund shares may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

Taxation of Distributions-- Prime Money Market Fund and U.S. Treasury Securities Money Market Fund

Each Fund will distribute substantially all of its net investment income. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income (generally, all of the Fund's net investment income) will be taxable as ordinary income. Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Dividends--Ohio Municipal Money Market Fund, Michigan Municipal Money Market Fund and Municipal Money Market Fund

Each Fund will distribute substantially all of its net investment income. These Funds may pay "exempt-interest dividends" if at least 50% of the value of Fund assets at the end of each quarter of the Fund's taxable year consists of obligations the interest on which is excludable from gross income. Exempt-interest dividends are generally excludable from an investor's gross income for regular federal income tax purposes. However, the receipt of exempt-interest dividends may cause recipients of Social Security or Railroad Retirement benefits to be taxed on a portion of such benefits. In addition, the receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state (including state alternative minimum tax) and local taxes, both for individuals and corporate shareholders. Corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum taxable income.

Ohio Taxation of Dividends -- Ohio Municipal Money Market Fund

Dividends received from the Ohio Municipal Money Market Fund that result from interest on Ohio municipal securities are exempt from the Ohio personal income tax. Some Ohio statutes provide that interest on and gain from the sale of Ohio municipal securities is exempt from all taxation in Ohio. Dividends that are attributable to interest on or gain from the sale of certain obligations issued under such statutes should be exempt from Ohio personal income tax. Ohio municipalities may not impose income taxes on dividends on any intangible property (including such property of the Fund) unless the intangible income was not exempt from municipal income taxation before April 2, 1986, and the tax was approved in an election held on November 8, 1988. Corporate shareholders will be required to include the interest on Ohio municipal securities in their alternative minimum taxable income. In addition, corporate shareholders must include the Fund shares in the corporation's tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income tax computation. Information in this paragraph is based on current statutes and regulations as well as current policies of the Ohio Department of Taxation, all of which may change.

Michigan Taxation of Dividends -- Michigan Municipal Money Market Fund

Dividends paid by the Michigan Municipal Money Market Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan income tax and Michigan single business tax. Conversely, to the extent that the Fund's dividends are derived from interest on obligations other than

------
42

Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes.

Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Tax Treatment of Shareholders." If you are considering purchasing shares of any money market funds, particularly the Municipal, Michigan Municipal or Ohio Municipal Money Market Funds, with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature. No attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

--------------------------------------------------------------------------------

Shareholder Statements and Reports

One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.onegroup.com.

------
  43
    one group(R)

    -------------------
[GRAPHIC]


Management of One Group Mutual Funds

--------------------------------------------------------------------------------

The Advisor

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2000, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $131 billion in assets.

Advisory Fees
--------------------------------------------------------------------------------

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each year. For the most recent fiscal year, the Funds paid advisory fees at the following rate:

--------------------------------------------------------------------------------

                                                    ANNUAL RATE
                                                  AS PERCENTAGE OF
FUND                                          AVERAGE DAILY NET ASSETS
One Group(R) Prime Money Market Fund                    .32%
----------------------------------------------------------------------
One Group(R) U.S. Treasury Securities Money
 Market Fund                                            .32%
----------------------------------------------------------------------
One Group(R) Municipal Money Market Fund                .27%
----------------------------------------------------------------------
One Group(R) Michigan Municipal Money Market
 Fund                                                   .27%
----------------------------------------------------------------------
One Group(R) Ohio Municipal Money Market
 Fund                                                   .26%
----------------------------------------------------------------------

The U.S. Government Securities Money Market Fund began operations after the end of the last fiscal year. Under the Investment Advisory Agreement with the Fund, Banc One Investment Advisors Corporation is entitled to a fee, which is calculated daily and paid monthly, of .35% of the average daily net assets of each Fund.

------
44
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Prime Money Market Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                       YEAR ENDED JUNE 30,
                         ----------------------------------------------------
CLASS A SHARES              2000        1999       1998      1997      1996
------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $    1.000  $    1.000  $  1.000  $  1.000  $  1.000
------------------------------------------------------------------------------
Investment Activities:
 Net investment income        0.051       0.046     0.050     0.048     0.051
------------------------------------------------------------------------------
Distributions:
 Net investment income       (0.051)     (0.046)   (0.050)   (0.048)   (0.051)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                  $    1.000  $    1.000  $  1.000  $  1.000  $  1.000
------------------------------------------------------------------------------
Total Return                  5.25%       4.72%     5.13%     4.94%     5.22%
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)           $3,505,068  $3,171,028  $605,291  $332,646  $315,374
 Ratio of expenses to
  average net assets          0.77%       0.75%     0.76%     0.73%     0.69%
 Ratio of net investment
  income to average net
  assets                      5.13%       4.47%     5.01%     4.83%     5.09%
 Ratio of expenses to
  average net assets*         0.80%       0.79%     0.83%     0.91%     0.90%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                                                                   NOVEMBER 12,
                                           YEAR ENDED JUNE 30,       1996 TO
                                          -----------------------    JUNE 30,
CLASS B SHARES                             2000     1999    1998     1997(A)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $ 1.000  $1.000  $1.000     $1.000
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                      0.044   0.039   0.043      0.026
-------------------------------------------------------------------------------
Distributions:
 Net investment income                     (0.044) (0.039) (0.043)    (0.026)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $ 1.000  $1.000  $1.000     $1.000
-------------------------------------------------------------------------------
Total Return                                4.47%   3.94%   4.35%      2.63%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)        $16,564  $9,854  $1,912     $  618
 Ratio of expenses to average net assets    1.52%   1.50%   1.51%      1.51%(c)
 Ratio of net investment income to
  average net assets                        4.42%   3.80%   4.25%      4.16%(c)
 Ratio of expenses to average net assets*   1.55%   1.54%   1.57%      1.59%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

------
  45
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Prime Money Market Fund

                                                      MAY 31, 2000
                                                      TO JUNE 30,
CLASS C SHARES                                          2000(A)
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 1.000
------------------------------------------------------------------
Investment Activities:
 Net investment income                                    0.004
------------------------------------------------------------------
Distributions:
 Net Investment income                                   (0.004)
------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 1.000
------------------------------------------------------------------
Total Return                                              0.43%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                      $   848
 Ratio of expenses to average net assets                  1.52%(c)
 Ratio of net investment income to average net assets     5.11%(c)
 Ratio of expenses to average net assets*                 1.55%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

                                                                 APRIL 16,
                                                      YEAR ENDED  1999 TO
                                                       JUNE 30,  JUNE 30,
SERVICE CLASS SHARES                                     2000     1999(A)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 1.000    $ 1.000
----------------------------------------------------------------------------
Investment Activities:
 Net investment income                                   0.048      0.008
----------------------------------------------------------------------------
Distributions:
 Net Investment income                                  (0.048)    (0.008)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $ 1.000    $ 1.000
----------------------------------------------------------------------------
Total Return                                             4.94%      0.84%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                     $ 6,293    $    73
 Ratio of expenses to average net assets                 1.07%      1.05%(c)
 Ratio of net investment income to average net assets    5.03%      4.02%(c)
 Ratio of expenses to average net assets*                1.30%      1.28%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

------
46
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

U.S. Treasury Securities
Money Market Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                       YEAR ENDED JUNE 30,
                         -------------------------------------------------------
CLASS A SHARES              2000        1999       1998      1997         1996
---------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $    1.000  $    1.000  $  1.000  $  1.000     $  1.000
---------------------------------------------------------------------------------
Investment Activities:
 Net investment income        0.048       0.043     0.048     0.047        0.050
---------------------------------------------------------------------------------
Distributions:
 Net investment income       (0.048)     (0.043)   (0.048)   (0.047)(A)   (0.050)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                  $    1.000  $    1.000  $  1.000  $  1.000     $  1.000
---------------------------------------------------------------------------------
Total Return                  4.86%       4.37%     4.92%     4.81%        5.08%
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)           $1,846,153  $2,073,442  $861,350  $530,164     $110,864
 Ratio of expenses to
  average net assets          0.76%       0.76%     0.77%     0.72%        0.67%
 Ratio of net investment
  income to average net
  assets                      4.74%       4.21%     4.82%     4.71%        4.92%
 Ratio of expenses to
  average net assets*         0.79%       0.79%     0.86%     0.93%        0.91%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Includes $.000002 short term gain.

                                                                 NOVEMBER 21,
                                        YEAR ENDED JUNE 30,        1996 TO
                                      -------------------------    JUNE 30,
CLASS B SHARES                         2000     1999     1998      1997(A)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $ 1.000  $ 1.000  $ 1.000    $ 1.000
------------------------------------------------------------------------------
Investment Activities:
 Net investment income                  0.040    0.035    0.041      0.024
------------------------------------------------------------------------------
Distributions:
 Net investment income                 (0.040)  (0.035)  (0.041)    (0.024)(b)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $ 1.000  $ 1.000  $ 1.000    $ 1.000
------------------------------------------------------------------------------
Total Return                            4.08%    3.60%    4.14%      2.44%(c)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)    $ 1,057  $ 1,012  $   181    $    49
 Ratio of expenses to average net
  assets                                1.51%    1.51%    1.52%      1.48%(d)
 Ratio of net investment income to
  average net assets                    3.97%    3.43%    4.06%      3.97%(d)
 Ratio of expenses to average net
  assets*                               1.54%    1.54%    1.60%      1.59%(d)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Includes $.000002 short term capital gain. (C) Not annualized. (D) Annualized.

------
  47
     one group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

U.S. Treasury Securities
Money Market Fund

                                                                 FEBRUARY 18,
                                           YEAR ENDED JUNE 30,     1998 TO
                                           --------------------    JUNE 30,
CLASS C SHARES                               2000       1999       1998(A)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $   1.000  $   1.000     $1.000
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income                         0.040      0.035      0.015
 Distributions:
Net investment income                         (0.040)    (0.035)    (0.015)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $   1.000  $   1.000     $1.000
-----------------------------------------------------------------------------
Total Return                                   4.08%      3.59%     1.47%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)         $     526  $     684     $    1
 Ratio of expenses to average net assets       1.51%      1.51%      1.57%(c)
 Ratio of net investment income to average
  net assets                                   3.96%      3.35%      4.01%(c)
 Ratio of expenses to average net assets*      1.54%      1.54%      1.57%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

                                                                 APRIL 16,
                                                      YEAR ENDED  1999 TO
                                                       JUNE 30,  JUNE 30,
SERVICE CLASS SHARES                                     2000     1999(A)
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $1.000    $1.000
---------------------------------------------------------------------------
Investment Activities:
 Net investment income                                   0.045     0.008
 Distributions:
Net investment income                                   (0.045)   (0.008)
---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $1.000    $1.000
---------------------------------------------------------------------------
Total Return                                             4.54%     0.77%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                      $   83    $    5
 Ratio of expenses to average net assets                 1.07%     1.06%(c)
 Ratio of net investment income to average net assets    4.44%     3.71%(c)
 Ratio of expenses to average net assets*                1.30%     1.27%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

------
48
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

U. S. Government Securities Money Market Fund
This section normally would include Financial Highlights for the Fund. Because the Fund had not begun operations as of June 30, 2000, there are no Financial Highlights for the Fund.

------
  49
     one group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Municipal Money Market Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                           YEAR ENDED JUNE 30,
                                ----------------------------------------------
CLASS A SHARES                    2000      1999      1998     1997     1996
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $  1.000  $  1.000  $  1.000  $ 1.000  $ 1.000
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income             0.031     0.026     0.030    0.029    0.030
-------------------------------------------------------------------------------
Distributions:
 Net investment income            (0.031)   (0.026)   (0.030)  (0.029)  (0.030)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $  1.000  $  1.000  $  1.000  $ 1.000  $ 1.000
-------------------------------------------------------------------------------
Total Return                       3.12%     2.63%     3.01%    2.97%    3.08%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                         $438,468  $428,448  $104,809  $48,185  $50,720
 Ratio of expenses to average
  net assets                       0.71%     0.70%     0.70%    0.68%    0.66%
 Ratio of net investment income
  to average net assets            3.06%     2.59%     2.97%    2.91%    3.04%
 Ratio of expenses to average
  net assets*                      0.79%     0.80%     0.81%    0.90%    0.94%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                                                                 APRIL 16,
                                                      YEAR ENDED  1999 TO
                                                       JUNE 30,  JUNE 30,
SERVICE CLASS SHARES                                     2000     1999(A)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 1.000    $ 1.000
----------------------------------------------------------------------------
Investment Activities:
 Net investment income                                   0.028      0.005
----------------------------------------------------------------------------
Distributions:
 Net investment income                                  (0.028)    (0.005)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $ 1.000    $ 1.000
----------------------------------------------------------------------------
Total Return                                             2.81%      0.50%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                     $   442    $    36
 Ratio of expenses to average net assets                 1.01%      1.00%(c)
 Ratio of net investment income to average net assets    3.01%      2.45%(c)
 Ratio of expenses to average net assets*                1.29%      1.29%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C)
   Annualized.

------
50
     one group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Michigan Municipal Money
Market Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                    SIX MONTHS
                         YEAR ENDED   ENDED          YEAR ENDED DECEMBER 31,
                          JUNE 30,   JUNE 30,    -----------------------------------
CLASS A SHARES              2000     1999(A)      1998     1997     1996      1995
-------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $ 1.000    $ 1.000     $ 1.000  $ 1.000  $ 1.000  $  1.000
-------------------------------------------------------------------------------------
Investment Activities:
 Net investment income      0.030      0.012       0.027    0.030    0.029     0.033
-------------------------------------------------------------------------------------
Distributions:
 Net investment income     (0.030)    (0.012)     (0.027)  (0.030)  (0.029)   (0.033)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $ 1.000    $ 1.000     $ 1.000  $ 1.000  $ 1.000  $  1.000
-------------------------------------------------------------------------------------
Total Return                3.06%      1.21%(B)    2.76%    3.00%    2.93%     3.32%
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)            $76,294    $69,101     $64,283  $29,202  $72,089  $122,057
 Ratio of expenses to
  average net assets        0.72%      0.75%(c)    0.75%    0.75%    0.74%     0.69%
 Ratio of net investment
  income to average net
  assets                    3.03%      2.42%(c)    2.72%    2.95%    2.87%     3.30%
 Ratio of expenses to
  average net assets*       0.81%      0.84%(c)    0.78%    0.79%    0.77%     0.76%

*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Money Market Fund became the Michigan Municipal Money Market Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Michigan Municipal Money Market Fund. (B) Not annualized. (C) Annualized.

------
  51
     one group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Ohio Municipal Money Market Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                YEAR ENDED JUNE 30,
                                      -------------------------------------------
CLASS A SHARES                         2000     1999     1998     1997     1996
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
----------------------------------------------------------------------------------
Investment Activities:
 Net investment income                  0.030    0.026    0.030    0.029    0.030
----------------------------------------------------------------------------------
Distributions:
 Net investment income                 (0.030)  (0.026)  (0.030)  (0.029)  (0.029)
 In excess of net investment
  income                                   -        -        -        -    (0.001)
Total Distributions                    (0.030)  (0.026)  (0.030)  (0.029)  (0.030)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
----------------------------------------------------------------------------------
Total Return                            3.06%    2.62%    3.06%    2.96%    3.08%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)    $29,842  $37,180  $39,100  $30,479  $41,132
 Ratio of expenses to average net
  assets                                0.70%    0.67%    0.65%    0.65%    0.66%
 Ratio of net investment income to
  average net assets                    3.00%    2.60%    2.98%    2.90%    2.94%
 Ratio of expenses to average net
  assets*                               0.77%    0.80%    0.78%    0.88%    1.06%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

------
52
     one group(R)

     -------------------


Appendix A

--------------------------------------------------------------------------------

Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

---------------------------------------------------
                               FUND NAME  FUND CODE
---------------------------------------------------
    One Group(R) Prime Money Market Fund       1
---------------------------------------------------
   One Group(R) U.S. Treasury Securities
                       Money Market Fund       2
---------------------------------------------------
 One Group(R) U.S. Government Securities
                       Money Market Fund       3
---------------------------------------------------
One Group(R) Municipal Money Market Fund       4
---------------------------------------------------
   One Group(R) Michigan Municipal Money
                             Market Fund       5
---------------------------------------------------
One Group(R) Ohio Municipal Money Market
                                    Fund       6
---------------------------------------------------

                                                               FUND   RISK
INSTRUMENT                                                     CODE   TYPE
-------------------------------------------------------------------------------
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and     1-6    Market
CUBES. The U.S. Treasury Securities Money Market Fund does
not buy STRIPS and CUBES.

-------------------------------------------------------------------------------

Treasury Receipts: TRs, TIGRS and CATS.                        1, 3-6 Market
-------------------------------------------------------------------------------

U.S. Government Agency Securities: Securities issued by        1, 3-6 Market
agencies and instrumentalities of the U.S. government. These          Credit
include Ginnie Mae, Fannie Mae and Freddie Mac.
-------------------------------------------------------------------------------

                                                               1, 4-6 Market
Certificates of Deposit: Negotiable instruments with a stated         Credit
maturity.                                                             Liquidity
-------------------------------------------------------------------------------

                                                               1, 4-6 Liquidity
Time Deposits: Non-negotiable receipts issued by a bank in            Credit
exchange for the deposit of funds.                                    Market
-------------------------------------------------------------------------------

------
  53

                                                             FUND    RISK
INSTRUMENT                                                   CODE    TYPE
-------------------------------------------------------------------------------

Repurchase Agreements: The purchase of a security and the    1-6     Credit
simultaneous commitment to return the security to the                Market
seller at an agreed upon price on an agreed upon date. This          Liquidity
is treated as a loan.
-------------------------------------------------------------------------------

Reverse Repurchase Agreements: The sale of a security and    1, 2, 4 Market
the simultaneous commitment to buy the security back at an           Leverage
agreed upon price on an agreed upon date. This is treated
as a borrowing by a Fund.
-------------------------------------------------------------------------------

Securities Lending: The lending of up to 331/3% of the       1, 3    Credit
Fund's total assets. In return, the Fund will receive cash,          Market
other securities and/or letters of credit as collateral.             Leverage
-------------------------------------------------------------------------------

When-Issued Securities and Forward Commitments: Purchase or  1-6     Market
contract to purchase securities at a fixed price for                 Leverage
delivery at a future date.                                           Liquidity
                                                                     Credit
-------------------------------------------------------------------------------

Investment Company Securities: Shares of other money market  1, 3-6  Market mutual funds, including One Group money market funds and
shares of other money market funds for which Banc One
Investment Advisors or its affiliates serve as investment
advisor or administrator. Banc One Investment Advisors will
waive certain fees when investing in funds for which it
serves as investment advisor.
-------------------------------------------------------------------------------

Extendable Commercial Notes: Variable rate notes which       1, 4-6  Market
normally mature within a short period of time (e.g., one             Credit
month) but which may be extended by the issuer for a                 Liquidity
maximum maturity of thirteen months.
-------------------------------------------------------------------------------

Bankers' Acceptances: Bills of exchange or time drafts       1, 4-6  Credit
drawn on and accepted by a commercial bank. Maturities are           Liquidity
generally six months or less.                                        Market
-------------------------------------------------------------------------------

Commercial Paper: Secured and unsecured short-term           1, 4-6  Credit
promissory notes issued by corporations and other entities.          Liquidity
Maturities generally vary from a few days to nine months.            Market
-------------------------------------------------------------------------------

Foreign Securities: Commercial paper of foreign issuers and  1, 4-6  Market
obligations of foreign banks, overseas branches of U.S.              Political
banks and supranational entities.                                    Liquidity
                                                                     Foreign
                                                                     Investment
-------------------------------------------------------------------------------

Restricted Securities: Securities not registered under the   1, 4-6  Liquidity
Securities Act of 1933, such as privately placed commercial          Market
paper and Rule 144A securities.
-------------------------------------------------------------------------------

Variable and Floating Rate Instruments: Obligations with     1, 3-6  Market
interest rates which are reset daily, weekly, quarterly or           Credit
some other period and which may be payable to the Fund on            Liquidity
demand.
-------------------------------------------------------------------------------

------
54

                                                              FUND   RISK
INSTRUMENT                                                    CODE   TYPE
-------------------------------------------------------------------------------

Mortgage-Backed Securities: Debt obligations secured by real  1, 3-6 Prepayment
estate loans and pools of loans. These include                       Market
collateralized mortgage obligations ("CMOs") and Real Estate         Credit
Mortgage Investment Conduits ("REMICs").                             Regulatory
-------------------------------------------------------------------------------

Demand Features: Securities that are subject to puts and      1, 4-6 Market
standby commitments to purchase the securities at a fixed            Liquidity
price (usually with accrued interest) within a fixed period          Management
of time following demand by a Fund.
-------------------------------------------------------------------------------

Municipal Securities: Securities issued by a state or         1, 4-6 Market
political subdivision to obtain funds for various public             Credit
purposes. Municipal securities include private activity              Political
bonds and industrial development bonds, as well as General           Tax
Obligation Notes, Tax Anticipation Notes, Bond Anticipation          Regulatory
Notes, Revenue Anticipation Notes, other short-term tax-
exempt obligations, municipal leases, obligations of
municipal housing authorities and single family revenue
bonds.
-------------------------------------------------------------------------------

Short-Term Funding Agreements: Agreements issued by banks     1      Market
and highly rated insurance companies such as Guaranteed              Credit
Investment Contracts ("GICs") and Bank Investment Contracts          Liquidity
("BICs").
-------------------------------------------------------------------------------

Participation Interests: Interests in municipal securities,   1, 4-6 Credit
including municipal leases, from financial institutions such         Tax
as commercial and investment banks, savings and loan                 Market
associations and insurance companies. These interests may
take the form of participations, beneficial interests in a
trust, partnership interests or any other form of indirect
ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.
-------------------------------------------------------------------------------

Asset-Backed Securities: Securities secured by company        1, 4-6 Prepayment
receivables, home equity loans, truck and auto loans,                Market
leases, credit card receivables and other securities backed          Credit
by other types of receivables or other assets.                       Regulatory
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

 . Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

 . Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

------
  55

 . Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

 . Management Risk. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

 . Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

 . Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

 . Foreign Investment Risk. Risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

 . Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other Investment Risks obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early repayment, a Fund may fail to recoup any additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

 . Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

 . Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

------
56

--------------------------------------------------------------------------------
If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Fund by calling 1 800-480-4111 or by writing the Funds at:

one group(R) mutual funds
1111 polaris parkway
columbus, ohio 43271-1235

  or visiting

WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information also may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

(Investment Company Act File No. 811-4236)


TOG-F-123
                                                          [LOGO OF ONE GROUP(R)]

ONE GROUP(R) INVESTOR FUNDS


                       PROSPECTUS

                       November 1, 2000

                       Class A Shares

                       Class B Shares

                       Class C Shares


                                                     [LOGO OF BANK ONE]


                       One Group(R) Investor Conservative Growth Fund

                       One Group(R) Investor Balanced Fund

                       One Group(R) Investor Growth & Income Fund

                       One Group(R) Investor Growth Fund
                     ---------------


                       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ANY OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF
  Contents

              FUND SUMMARIES: INVESTMENTS, RISK &
                                      PERFORMANCE
           One Group Investor Conservative Growth
                                             Fund   2
                                                   ---
                 One Group Investor Balanced Fund   6
                                                   ---
          One Group Investor Growth & Income Fund   10
                                                   ---
                   One Group Investor Growth Fund   14
                                                   ---

                            MORE ABOUT THE FUNDS
                            Principal Investment
                                      Strategies   18
                                                  ---
                                Investment Risks   23
                                                  ---
                             Investment Policies   24
                                                  ---
                             Temporary Defensive
                                       Positions   25
                                                  ---
                              Portfolio Turnover   25
                                                  ---

          HOW TO DO BUSINESS WITH ONE GROUP
                               MUTUAL FUNDS
                     Purchasing Fund Shares   26
                                             ---
                              Sales Charges   29
                                             ---
        Sales Charge Reductions and Waivers   32
                                             ---
                     Exchanging Fund Shares   34
                                             ---
                      Redeeming Fund Shares   36
                                             ---

                      SHAREHOLDER
                      INFORMATION
                    Voting Rights   39
                                   ---
                Dividend Policies   39
                                   ---
                 Tax Treatment of
                     Shareholders   40
                                   ---
           Shareholder Statements
                      and Reports   40
                                   ---

                    MANAGEMENT OF ONE
                         GROUP MUTUAL
                                FUNDS
                          The Advisor    42
                                        ---
                    The Fund Managers    42
                                        ---

          FINANCIAL
         HIGHLIGHTS    43
                      ---
           APPENDIX
                 A:
         UNDERLYING
              FUNDS    51
                      ---
           APPENDIX
                 B:
         INVESTMENT
          PRACTICES    58
                      ---

     one group(R)

     -------------------
[GRAPHIC]

MUTUAL FUNDS

PRIVACY POLICY
One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

  . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

  . Customer -- a consumer who has a continuing relationship with One Group
    Mutual Funds through record ownership of fund shares.

  . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:

  . Information we receive from you on applications or other forms, on our website or through other means;

  . Information we receive from you through transactions, correspondence and other communications with us; and

  . Information we otherwise obtain from you in connection with providing you a financial product or service.

INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas or as described in the following section.

INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in COLLECTION OF NONPUBLIC PERSONAL INFORMATION with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

SECURITY
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

------
   1
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Investor Conservative
Growth Fund

What is the goal of One Group Investor Conservative Growth Fund?

The Fund seeks income and capital appreciation by investing primarily in a diversified group of One Group mutual funds which invest primarily in fixed income and equity securities.

What are the main investment strategies of One Group Investor Conservative Growth Fund?

One Group Investor Conservative Growth Fund is a "Fund of Funds." The Fund's investment strategy is to invest in a diversified group of other One Group mutual funds. Because this is a conservative growth fund, the majority of the Fund's assets will be invested in One Group bond funds, although a portion of its assets also will be invested in One Group equity and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund's investment strategies, please read "More About The Funds" and "Principal Investment Strategies."

Who should invest in One Group Investor Conservative Growth Fund?

Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in One Group Investor Conservative Growth Fund?

The main risks of investing in the One Group Investor Conservative Growth Fund and the circumstances likely to adversely affect your investment are described below. The share price of One Group Investor Conservative Growth Fund will change every day in response to market conditions. You may lose money if you invest in One Group Investor Conservative Growth Fund. For additional information on risk, please read "Investment Risks."

------
 2

     -------------------
-----------------

Investor Conservative Growth Fund

MAIN RISKS

Investments in Mutual Funds. The Fund's investments are concentrated in underlying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risks," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying One Group equity fund goes down, the value of your investment in One Group Investor Conservative Growth Fund will be affected.

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in One Group Investor Conservative Growth Fund will change as the value of investments of the underlying One Group funds increases and decreases.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
   3
     one group(R)

     -------------------

FUND SUMMARY

Investor Conservative Growth Fund

How has the One Group Investor Conservative Growth Fund performed?

By showing the variability of the One Group Investor Conservative Growth Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE INVESTOR CONSERVATIVE GROWTH FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A
--------------------------------------------------------------------------------


                                    [GRAPH]

                              1997          12.12%
                              1998          11.37%
                              1999           4.26%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.57%.

--------------------------------------------------------------------------------

Best Quarter: 6.16% 2Q1997   Worst Quarter: -1.62% 3Q1999
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total return and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table DO include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                                    INCEPTION 1 YEAR  PERFORMANCE
                                     DATE OF         SINCE 12/10/96
                                      CLASS
Class A                             12/10/96  -1.23%     6.87%
-------------------------------------------------------------------
Class B                             12/10/96  -1.56%     7.20%
-------------------------------------------------------------------
Class C                               7/1/97   2.43%     8.00%
-------------------------------------------------------------------
Lehman Brothers Intermediate
 Aggregate
 Bond Index/2/                                 0.99%     5.71%
-------------------------------------------------------------------
Lipper Mix/3/                                  5.53%     9.15%
-------------------------------------------------------------------

/1/ For periods prior to commencement of operations of Class C on July 1, 1997, the performance of Class C shares is based on Class B share performance adjusted to reflect the difference in expenses and sales charges.
/2/ The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the One Group Investor Conservative Growth Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B and Class C shares.
/3/ The Lipper Mix consists of the average monthly returns of the Lipper 1000 Index (20%), the Lipper International Index (5%), and the Lipper Intermediate U.S. Government Index (75%). The Lipper Universe consists of the equally weighted average monthly returns for all the funds within the category.

------
 4

Investor Conservative Growth Fund

     -------------------

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A   CLASS B CLASS C
-------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                 5.25%      none    none
-------------------------------------------------------------------
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)        none/2/  5.00%   1.00%
-------------------------------------------------------------------
 (as a percentage of original purchase
 price of redemption
 proceeds, as applicable)

Redemption Fee                              none      none    none
-------------------------------------------------------------------
Exchange Fee                                none      none    none
-------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                   CLASS A   CLASS B CLASS C
-------------------------------------------------------------------
Investment Advisory Fees                    .05%      .05%    .05%
-------------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                       .35%     1.00%   1.00%
-------------------------------------------------------------------
Other Expenses/3/                           .21%      .21%    .21%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses/4/     .61%     1.26%   1.26%
-------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement    (.16%)    (.06%)  (.06%)
-------------------------------------------------------------------
Net Expenses/5/                             .45%     1.20%   1.20%
-------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges." /3/ Expense information has been restated to reflect current fees.

/4/ The Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.16% for Class A shares, 1.91% for Class B shares and 1.91% for Class C shares.

/5/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .45% for Class A shares, 1.20% for Class B shares and 1.20% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

EXAMPLES

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  569     $  622       $  122       $  222       $  122
----------------------------------------------------------------------
3 Years       695        694          394          394          394
----------------------------------------------------------------------
5 Years       832        886          686          686          686
----------------------------------------------------------------------
10 Years    1,233      1,337        1,337        1,517        1,517
----------------------------------------------------------------------

/1/  Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A            $584
   Class B (with re-
   demption)          $628
   Class B (no re-
   demption)          $128
   Class C (with re-
   demption)          $228
   Class C (no re-
   demption)          $128

/2/ Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
   5
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Investor Balanced Fund

What is the goal of One Group Investor Balanced Fund?

The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of One Group mutual funds which invest primarily in equity and fixed income securities.

What are the main investment strategies of One Group Investor Balanced Fund?

One Group Investor Balanced Fund is a "Fund of Funds." The Fund's investment strategy is to invest in a diversified group of other One Group mutual funds. Because this is a balanced fund, approximately half of the Fund's assets will be invested in One Group equity funds and approximately half will be invested in One Group bond funds, although a portion of One Group Investor Balanced Fund's assets also will be invested in a One Group money market fund. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund's investment strategies, please read "More About The Funds" and "Principal Investment Strategies."

Who should invest in One Group Investor Balanced Fund?

Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in One Group Investor Balanced Fund?

The main risks of investing in One Group Investor Balanced Fund and the circumstances likely to adversely affect your investment are described below. The share price of One Group Investor Balanced Fund will change every day in response to market conditions. You may lose money if you invest in One Group Investor Balanced Fund. For additional information on risk, please read "Investment Risks."

------
 6

     -------------------
-----------------

Investor Balanced Fund

MAIN RISKS

Investments in Mutual Funds. The Fund's investments are concentrated in underlying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying One Group equity fund goes down, the value of your investment in One Group Investor Balanced Fund will be affected.

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in One Group Investor Balanced Fund will change as the value of investments of the underlying One Group funds increases and decreases.

Index Funds. An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted on an index change, you can expect a greater risk of loss than may be the case if a fund were not fully invested in such securities.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
   7
     one  group(R)

     -------------------

FUND SUMMARY

Investor Balanced Fund

How has the One Group Investor Balanced Fund performed?

By showing the variability of the One Group Investor Balanced Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE INVESTOR BALANCED FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                              1997          16.71%
                              1998          15.85%
                              1999           8.36%

/1/ For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.75%.

--------------------------------------------------------------------------------

Best Quarter: 10.26% 4Q1998   Worst Quarter: -3.48% 3Q1998
--------------------------------------------------------------------------------
The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.


AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                                  INCEPTION   1 YEAR  PERFORMANCE
                                DATE OF CLASS        SINCE 12/10/96
Class A                           12/10/96     2.67%     11.16%
-------------------------------------------------------------------
Class B                           12/10/96     2.58%     11.64%
-------------------------------------------------------------------
Class C                             7/1/97     6.51%     12.35%
-------------------------------------------------------------------
Lehman Brothers Intermediate
 Aggregate Bond Index/2/                       0.99%      5.71%
-------------------------------------------------------------------
Lipper Mix/3/                                 10.87%     12.55%
-------------------------------------------------------------------

/1/ For periods prior to the commencement of operations of Class C on July 1, 1997, the performance of Class C shares is based on Class B share performance adjusted to reflect the difference in expenses and sales charges.
/2/ The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the One Group Investor Balanced Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B and Class C shares.
/3/ The Lipper Mix consists of the average monthly returns of the Lipper 1000 Index (40%), the Lipper International Index (5%), and the Lipper Intermediate U.S. Government Index (55%). The Lipper Universe consists of the equally weighted average monthly returns for all the funds within the category.

------
 8

Investor Balanced Fund

     -------------------

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------
(fees paid directly from your
investment)/1/                            CLASS A   CLASS B CLASS C
-------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                 5.25%      none    none
-------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)        none/2/  5.00%   1.00%
-------------------------------------------------------------------
 (as a percentage of original purchase
 price of redemption
 proceeds, as applicable)
Redemption Fee                              none      none    none
-------------------------------------------------------------------
Exchange Fee                                none      none    none
-------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                   CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Investment Advisory Fees                    .05%    .05%    .05%
-----------------------------------------------------------------
Distribution [and/or Service] (12b-1)
 Fees                                       .35%   1.00%   1.00%
-----------------------------------------------------------------
Other Expenses/3/                           .22%    .22%    .22%
-----------------------------------------------------------------
Total Annual Fund Operating Expenses/4/     .62%   1.27%   1.27%
-----------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement    (.17%)  (.07%)  (.07%)
-----------------------------------------------------------------
Net Expenses/5/                             .45%   1.20%   1.20%
-----------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges." /3/ Expense information has been restated to reflect current fees.

/4/ The Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.23% for Class A shares, 1.98% for Class B shares and 1.98% for Class C shares.

/5/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .45% for Class A shares, 1.20% for Class B shares and 1.20% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/1/   CLASS B/2/     CLASS C      CLASS C

                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  569     $  622       $  122       $  222       $  122
----------------------------------------------------------------------
3 Years       697        696          396          396          396
----------------------------------------------------------------------
5 Years       837        890          690          690          690
----------------------------------------------------------------------
10 Years    1,243      1,348        1,348        1,528        1,528
----------------------------------------------------------------------

/1/  Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A              $585
   Class B (with
    redemption)         $629
   Class B (no
    redemption)         $129
   Class C (with
    redemption)         $229
   Class C (no
    redemption)         $129

/2/ Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
   9
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Investor Growth & Income Fund

-----------------
What is the goal of One Group Investor Growth & Income Fund?

The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of One Group mutual funds which invest primarily in equity securities.

What are the main investment strategies of One Group Investor Growth & Income Fund?

One Group Investor Growth & Income Fund is a "Fund of Funds." The Fund's investment strategy is to invest in a diversified group of other One Group mutual funds. Because this is a growth and income fund, the majority of the Fund's assets will be invested in One Group equity and bond funds, although a portion of its assets also will be invested in One Group money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund's investment strategies, please read "More About The Funds" and "Principal Investment Strategies."

Who should invest in One Group Investor Growth & Income Fund?

Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in One Group Investor Growth & Income
Fund?

The main risks of investing in the One Group Investor Growth & Income Fund and the circumstances likely to adversely affect your investment are described below. The share price of One Group Investor Growth & Income Fund will change every day in response to market conditions. You may lose money if you invest in One Group Investor Growth & Income Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Investments in Mutual Funds. The Fund's investments are concentrated in underlying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying One Group equity fund goes down, the value of your investment in One Group Investor Growth & Income Fund will be affected.

------
10

     -------------------

Investor Growth & Income Fund


Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in One Group Investor Growth & Income Fund will change as the value of investments of the underlying One Group funds increases and decreases.

Index Funds. An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted on an index change, you can expect a greater risk of loss than may be the case if a fund were not fully invested in such securities.

Securities of Technology Companies. The stock price of technology companies tends to be more volatile than the stock price of companies in other industries. In addition, the valuation of many technology stocks could be high when considered by such traditional measures of value as price-to-earnings ratios. Competitive pressures also may have a significant effect on the financial condition of technology-sensitive companies. Further, because of the rapid pace of technological development, products and services produced by companies in which the underlying Fund invests may become obsolete or have relatively short product cycles. As a result, the underlying Fund's value and its returns may be considerably more volatile and pose greater risks than the values and returns of other mutual funds that invest in companies in the technology sector.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment. Finally, emerging companies in the technology sector may not be profitable and may not anticipate earning profits in the foreseeable future.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Emerging Markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  11
     one group(R)

     -------------------

FUND SUMMARY

Investor Growth & Income Fund

How has the One Group Investor Growth & Income Fund performed?

By showing the variability of the One Group Investor Growth & Income Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE INVESTOR GROWTH & INCOME FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.


BAR CHART (per calendar year)/1/ -- CLASS A
--------------------------------------------------------------------------------


                                    [GRAPH]

                              1997          21.65%
                              1998          18.92%
                              1999          11.60%

/1/ For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.27%.

--------------------------------------------------------------------------------

Best Quarter: 14.88% 4Q1998   Worst Quarter: -6.59% 3Q1998
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table DO include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                                  INCEPTION           PERFORMANCE
                                DATE OF CLASS 1 YEAR SINCE 12/10/96
Class A                           12/10/96     5.71%     14.70%
-------------------------------------------------------------------
Class B                           12/10/96     5.92%     15.11%
-------------------------------------------------------------------
Class C                             7/1/97    10.00%     15.90%
-------------------------------------------------------------------
S&P SuperComposite 1500
 Index/2/                                     20.26%     26.41%
-------------------------------------------------------------------
Lipper Mix/3/                                 16.39%     15.90%
-------------------------------------------------------------------

/1/ For periods prior to the commencement of operations of Class C on July 1, 1997, the performance of Class C shares is based on Class B share performance adjusted to reflect the difference in expenses and sales charges.
/2/ The S&P SuperComposite 1500 Index is an unmanaged index generally representative of large and small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the One Group Investor Growth & Income Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B and Class C shares.
/3/ The Lipper Mix consists of the average monthly returns of the Lipper 1000 Index (60%), the Lipper International Index (5%), and the Lipper Intermediate U.S. Government Bond Index (35%). The Lipper Universe consists of the equally weighted average monthly returns for all the funds within the category.

------
12

     -------------------


Investor Growth & Income Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
---------------------------------------------------------------------------
(fees paid directly from your investment)/1/      CLASS A   CLASS B CLASS C
---------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases   5.25%      none    none
---------------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)                none/2/  5.00%   1.00%
---------------------------------------------------------------------------
 (as a percentage of original purchase price of
 redemption proceeds, as applicable)
Redemption Fee                                      none      none    none
---------------------------------------------------------------------------
Exchange Fee                                        none      none    none
---------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are deducted from fund
assets)                                     CLASS A CLASS B CLASS C
-------------------------------------------------------------------
Investment Advisory Fees                      .05%    .05%    .05%
-------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    .35%   1.00%   1.00%
-------------------------------------------------------------------
Other Expenses/3/                             .23%    .23%    .23%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses/4/       .63%   1.28%   1.28%
-------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement      (.18%)  (.08%)  (.08%)
-------------------------------------------------------------------
Net Expenses/5/                               .45%   1.20%   1.20%
-------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges." /3/ Expense information has been restated to reflect current fees.

/4/ The Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.29% for Class A shares, 2.04% for Class B shares and 2.04% for Class C shares.

/5/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .45% for Class A shares, 1.20% for Class B shares and 1.20% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  569     $  622       $  122       $  222       $  122
----------------------------------------------------------------------
3 Years       699        698          398          398          398
----------------------------------------------------------------------
5 Years       841        895          695          695          695
----------------------------------------------------------------------
10 Years    1,254      1,359        1,359        1,538        1,538
----------------------------------------------------------------------

/1/  Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A                      $586
   Class B (with redemption)    $630
   Class B (no redemption)      $130
   Class C (with redemption)    $230
   Class C (no redemption)      $130

/2/ Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  13
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Investor Growth Fund

-----------------
What is the goal of One Group Investor Growth Fund?

The Fund seeks long-term capital appreciation by investing primarily in a diversified group of One Group mutual funds which invest primarily in equity securities.

What are the main investment strategies of One Group Investor Growth Fund?

One Group Investor Growth Fund is a "Fund of Funds." The Fund's investment strategy is to invest in a diversified group of other One Group mutual funds. Because this is a growth fund, the majority of the Fund's assets will be invested in One Group equity funds, although a portion of its assets also will be invested in One Group bond and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund's investment strategies, please read "More About The Funds" and "Principal Investment Strategies."

Who should invest in One Group Investor Growth Fund?

Shares are available for long-term investors, including tax-advantaged retirement accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in One Group Investor Growth Fund?

The main risks of investing in the One Group Investor Growth Fund and the circumstances likely to adversely affect your investment are described below. The share price of One Group Investor Growth Fund will change every day in response to market conditions. You may lose money if you invest in One Group Investor Growth Fund. For additional information on risk, please read "Investment Risks."

MAIN RISKS

Investments in Mutual Funds. The Fund's investments are concentrated in underlying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying One Group equity fund goes down, the value of your investment in One Group Investor Growth Fund will be affected.

------
14

     -------------------


Investor Growth Fund


Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in One Group Investor Growth Fund will change as the value of investments of the underlying One Group funds increases and decreases.

Index Funds. An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund may not do so. If the value of securities that are heavily weighted on an index change, you can expect a greater risk of loss than would be the case if a fund were not fully invested in such securities.

Securities of Technology Companies. The stock price of technology companies tends to be more volatile than the stock price of companies in other industries. In addition, the valuation of many technology stocks could be high when considered by such traditional measures of value as price-to-earnings ratios. Competitive pressures also may have a significant effect on the financial condition of technology-sensitive companies. Further, because of the rapid pace of technological development, products and services produced by companies in which the underlying Fund invests may become obsolete or have relatively short product cycles. As a result, the underlying Fund's value and its returns may be considerably more volatile and pose greater risks than the values and returns of other mutual funds that do their investments in companies in the technology sector.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment. Finally, emerging companies in the technology sector may not be profitable and may not anticipate earning profits in the foreseeable future.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Emerging Markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  15
     one  group(R)

     -------------------

FUND SUMMARY

Investor Growth Fund

How has the One Group Investor Growth Fund performed?

By showing the variability of the One Group Investor Growth Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE INVESTOR GROWTH FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A
--------------------------------------------------------------------------------


                                    [GRAPH]

                              1997          24.04%
                              1998          21.39%
                              1999          15.73%

/1/ For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 6.22%.

--------------------------------------------------------------------------------

Best Quarter: 19.67% 4Q1998   Worst Quarter: -10.03% 3Q1998
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total return and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                                  INCEPTION   1 YEAR  PERFORMANCE
                                DATE OF CLASS        SINCE 12/10/96
Class A                           12/10/96     9.69%     17.68%
-------------------------------------------------------------------
Class B                           12/10/96     9.80%     18.66%
-------------------------------------------------------------------
Class C                             7/1/97    13.87%     19.33%
-------------------------------------------------------------------
S&P SuperComposite 1500
 Index/2/                                     20.26%     26.41%
-------------------------------------------------------------------
Lipper Mix/3/                                 22.65%     19.05%
-------------------------------------------------------------------

/1/ For periods prior to the commencement of operations of Class C on July 1, 1997, the performance of Class C shares is based on Class B share performance adjusted to reflect the difference in expenses and sales charges.
/2/ The S&P SuperComposite 1500 Index is an unmanaged index generally representative of large and small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contrast, the performance of the One Group Investor Growth Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and contingent deferred sales charges on Class B and Class C shares.

/3/ The Lipper Mix consists of the average monthly returns of the Lipper 1000 Index (75%), the Lipper International Index (10%) and the Lipper Intermediate U.S. Government Bond Index (15%). The Lipper Universe consists of the equally weighted average monthly returns for all the funds within the category.

------
16

     -------------------



Investor Growth Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
---------------------------------------------------------------------------
(fees paid directly from your investment)/1/      CLASS A   CLASS B CLASS C
---------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases   5.25%      none    none
---------------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)                none/2/  5.00%   1.00%
---------------------------------------------------------------------------
 (as a percentage of original purchase price of
  redemption proceeds, as applicable)
Redemption Fee                                      none      none    none
---------------------------------------------------------------------------
Exchange Fee                                        none      none    none
---------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS A CLASS B CLASS C
-------------------------------------------------------------------
Investment Advisory Fees                      .05%    .05%    .05%
-------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    .35%   1.00%   1.00%
-------------------------------------------------------------------
Other Expenses/3/                             .28%    .28%    .28%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses/4/       .68%   1.33%   1.33%
-------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement      (.23%)  (.13%)  (.13%)
-------------------------------------------------------------------
Net Expenses/5/                               .45%   1.20%   1.20%
-------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges." /3/ Expense information has been restated to reflect current fees.

/4/ The Fund indirectly pays a portion of the expenses incurred by the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.31% for Class A shares, 2.06% for Class B shares and 2.06% for Class C shares.

/5/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .45% for Class A shares, 1.20% for Class B shares and 1.20% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C

                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
--------------------------------------------------------------------------
1 Year/1/  $  569     $  622       $  122       $  222       $  122
--------------------------------------------------------------------------
3 Years       709        709          409          409          409
--------------------------------------------------------------------------
5 Years       862        916          716          716          716
--------------------------------------------------------------------------
10 Years    1,306      1,411        1,411        1,590        1,590
--------------------------------------------------------------------------

/1/  Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A            $591
   Class B (with
    redemption)       $635
   Class B (no
    redemption)       $135
   Class C (with
    redemption)       $235
   Class C (no
    redemption)       $135

/2/ Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 Years" example for Class B Shares represents a combination of Class A and Class B operating expenses.

------
  17
     one group(R)

     -------------------
[GRAPHIC]

More About the Funds

Each of the four funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of the Funds" and the Statement of Additional Information.

--------------------------------------------------------------------------------
Principal Investment Stratgies

The mutual funds described in this prospectus are designed to provide diversification across the three major asset classes: stocks, bonds and cash or cash equivalents. Diversification is achieved by investing in other One Group mutual funds. A brief description of these underlying One Group funds can be found in Appendix A. The Funds attempt to take advantage of the most attractive types of stocks and bonds by shifting their asset allocation to favor mutual funds that focus on the most promising securities. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

------
18

ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND. The Fund is diversified between stocks and bonds, with an emphasis on bonds.

1. From 20% to 40% of the Fund's total assets are invested in One Group equity funds.

2.   From 60% to 80% of its total assets are invested in One Group bond funds.

3. Up to 10% of its total assets are invested in a One Group money market fund.

 . The Fund also is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

                                 PERCENTAGE OF
FUND NAME                        FUND HOLDINGS
----------------------------------------------
Prime Money Market Fund              0-10%
----------------------------------------------
Short-Term Bond Fund                 0-70%
----------------------------------------------
Intermediate Bond Fund               0-70%
----------------------------------------------
Income Bond Fund                     0-70%
----------------------------------------------
Bond Fund                            0-70%
----------------------------------------------
High Yield Bond Fund                 0-15%
----------------------------------------------
Government Bond Fund                 0-70%
----------------------------------------------
Ultra Short-Term Bond Fund           0-70%
----------------------------------------------
Mid Cap Value Fund                   0-20%
----------------------------------------------
Mid Cap Growth Fund                  0-20%
----------------------------------------------
International Equity Index Fund      0-20%
----------------------------------------------
Diversified International Fund       0-20%
----------------------------------------------
Large Cap Growth Fund                0-20%
----------------------------------------------
Large Cap Value Fund                 0-20%
----------------------------------------------
Diversified Mid Cap Fund             0-20%
----------------------------------------------
Diversified Equity Fund              0-20%
----------------------------------------------
Small Cap Growth Fund                0-20%
----------------------------------------------
Small Cap Value Fund                 0-20%
----------------------------------------------
Equity Income Fund                   0-20%
----------------------------------------------
Equity Index Fund                    0-20%

 .    The Fund also may hold cash and cash equivalents.

------
  19

ONE GROUP INVESTOR BALANCED FUND. The Fund invests in both stock and bond mutual funds -- stock funds for long-term growth potential and bond funds for principal stability and current income.

1. From 40% to 60% of the Fund's total assets are invested in One Group equity funds.

2.    From 40% to 60% of its total assets are invested in One Group bond funds.

3. Up to 10% of its total assets are invested in a One Group money market fund.

 . The Fund also is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

                                 PERCENTAGE OF
FUND NAME                        FUND HOLDINGS
----------------------------------------------
Prime Money Market Fund              0-10%
----------------------------------------------
Short-Term Bond Fund                 0-50%
----------------------------------------------
Intermediate Bond Fund               0-50%
----------------------------------------------
Income Bond Fund                     0-50%
----------------------------------------------
Bond Fund                            0-50%
----------------------------------------------
High Yield Bond Fund                 0-30%
----------------------------------------------
Government Bond Fund                 0-50%
----------------------------------------------
Ultra Short-Term Bond Fund           0-50%
----------------------------------------------
Mid Cap Value Fund                   0-30%
----------------------------------------------
Mid Cap Growth Fund                  0-30%
----------------------------------------------
International Equity Index Fund      0-30%
----------------------------------------------
Diversified International Fund       0-30%
----------------------------------------------
Large Cap Growth Fund                0-40%
----------------------------------------------
Large Cap Value Fund                 0-50%
----------------------------------------------
Diversified Mid Cap Fund             0-30%
----------------------------------------------
Diversified Equity Fund              0-40%
----------------------------------------------
Small Cap Growth Fund                0-30%
----------------------------------------------
Small Cap Value Fund                 0-30%
----------------------------------------------
Equity Income Fund                   0-40%
----------------------------------------------
Equity Index Fund                    0-40%

 .   The Fund also may hold cash and cash equivalents.

------
20

ONE GROUP INVESTOR GROWTH & INCOME FUND. The Fund is diversified between stocks and bonds, with an emphasis on stocks.

1. From 60% to 80% of the Fund's total assets are invested in One Group equity funds.

2.   From 20% to 40% of its total assets are invested in One Group bond funds.

3. Up to 10% of its total assets are invested in a One Group money market fund.

 . The Fund also is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

                                 PERCENTAGE OF
FUND NAME                        FUND HOLDINGS
----------------------------------------------
Prime Money Market Fund              0-10%
----------------------------------------------
Short-Term Bond Fund                 0-30%
----------------------------------------------
Intermediate Bond Fund               0-30%
----------------------------------------------
Income Bond Fund                     0-30%
----------------------------------------------
Bond Fund                            0-30%
----------------------------------------------
High Yield Bond Fund                 0-30%
----------------------------------------------
Government Bond Fund                 0-30%
----------------------------------------------
Ultra Short-Term Bond Fund           0-30%
----------------------------------------------
Mid Cap Value Fund                   0-40%
----------------------------------------------
Mid Cap Growth Fund                  0-40%
----------------------------------------------
International Equity Index Fund      0-40%
----------------------------------------------
Diversified International Fund       0-40%
----------------------------------------------
Large Cap Growth Fund                0-50%
----------------------------------------------
Large Cap Value Fund                 0-60%
----------------------------------------------
Diversified Mid Cap Fund             0-40%
----------------------------------------------
Diversified Equity Fund              0-60%
----------------------------------------------
Small Cap Growth Fund                0-40%
----------------------------------------------
Small Cap Value Fund                 0-40%
----------------------------------------------
Equity Income Fund                   0-60%
----------------------------------------------
Equity Index Fund                    0-60%
----------------------------------------------
Technology Fund                      0-10%

 .   The Fund also may hold cash and cash equivalents.

------
  21

ONE GROUP INVESTOR GROWTH FUND. The Fund is diversified between stocks and bonds, with a heavy emphasis on stocks.

1. From 80% to 100% of the Fund's total assets are invested in One Group equity funds.

2.   Up to 20% of its total assets are invested in One Group bond funds.

3. Up to 10% of its total assets are invested in a One Group money market fund.

 . The Fund also is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic regions. The Fund invests its assets in the underlying mutual funds within the following ranges:

                                 PERCENTAGE OF
FUND NAME                        FUND HOLDINGS
----------------------------------------------
Prime Money Market Fund              0-10%
----------------------------------------------
Short-Term Bond Fund                 0-20%
----------------------------------------------
Intermediate Bond Fund               0-20%
----------------------------------------------
Income Bond Fund                     0-20%
----------------------------------------------
Bond Fund                            0-20%
----------------------------------------------
High Yield Bond Fund                 0-20%
----------------------------------------------
Government Bond Fund                 0-20%
----------------------------------------------
Ultra Short-Term Bond Fund           0-20%
----------------------------------------------
Mid Cap Value Fund                   0-40%
----------------------------------------------
Mid Cap Growth Fund                  0-40%
----------------------------------------------
International Equity Index Fund      0-40%
----------------------------------------------
Diversified International Fund       0-40%
----------------------------------------------
Large Cap Growth Fund                0-50%
----------------------------------------------
Large Cap Value Fund                 0-60%
----------------------------------------------
Diversified Mid Cap Fund             0-40%
----------------------------------------------
Diversified Equity Fund              0-50%
----------------------------------------------
Small Cap Growth Fund                0-40%
----------------------------------------------
Small Cap Value Fund                 0-40%
----------------------------------------------
Equity Income Fund                   0-50%
----------------------------------------------
Equity Index Fund                    0-50%
----------------------------------------------
Technology Fund                      0-10%

 .   The Fund also may hold cash and cash equivalents.

------
22

--------------------------------------------------------------------------------

Investment Risks

The main risks of investing in the Funds are described in the Fund Summaries. Additional risks are described below.

DERIVATIVES. The underlying Funds invest in securities that may be considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity, and management risks. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.



WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.




JUNK BONDS. One Group High Yield Bond and One Group Income Bond Fund invest in debt securities that are considered to be speculative. These securities are issued by companies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly.

CREDIT RISK. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the underlying funds. Such default could result in losses to the underlying funds and to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

PREPAYMENT AND CALL RISK. Some of the underlying funds may invest a portion of their assets in mortgage-backed securities. These securities are subject to prepayment and call risk. The issuers of mortgage-backed and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages are prepaid, a fund may have to reinvest in securities with a lower yield. A fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in unexpected capital loss.

INTERNATIONAL FUNDS. Foreign securities are subject to special risks. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, higher transaction costs and delayed settlements of transactions. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Additionally, there may be less public information available about foreign issuers. Since the underlying funds may invest in securities denominated in foreign currencies, changes in exchange rates also may affect the value of investments in the underlying funds.

------
  23

EMERGING MARKETS. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

SMALLER COMPANIES. Investments by funds in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller companies tend to be less liquid than securities of large companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their debt securities and/or stock price. This may cause unexpected and frequent decreases in the value of underlying funds investing in small companies, and may affect your investment in the funds.

--------------------------------------------------------------------------------
Investment Policies


Each Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of the majority of the outstanding shares of the Funds. The full text of the fundamental policies can be found in the Statement of Additional Information.

Each Fund may not:

1. Purchase an issuer's securities if as a result more then 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of any of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of other registered investment companies and repurchase agreements involving these securities. This restriction applies with respect to 75% of a Fund's total assets.

2. Concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

Additional investment policies are set forth in the Statement of Additional Information.

------
24

--------------------------------------------------------------------------------

Temporary Defensive Positions

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in short-term fixed income securities for temporary defensive purposes. These types of securities are known as "cash equivalents." These investments may result in a lower yield than lower-quality or longer-term investments and may prevent the Funds from meeting their investment objectives.

    WHAT IS A CASH EQUIVALENT?

 Cash equivalents are highly
 liquid, high-quality instruments
 with maturities of three months
 or less on the date they are
 purchased. They include
 securities issued by the U.S.
 government, its agencies and
 instrumentalities, repurchase
 agreements (other than equity
 repurchase agreements),
 certificates of deposit, bankers'
 acceptances, commercial paper
 (rated in one of the two highest
 rating categories), variable rate
 master demand notes, money market
 mutual funds and bank money
 market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

--------------------------------------------------------------------------------

Portfolio Turnover

Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2000, is shown in "Financial Highlights." To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

------
  25
     one  group(R)

     -------------------
   [GRAPHIC]


How to Do Business with One Group Mutual Funds

--------------------------------------------------------------------------------

Purchasing Fund Shares


Where can I buy shares?

You may purchase Fund shares:

 . Directly from One Group through The One Group Services Company (the
  "Distributor"), and

 . From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

When can I buy shares?

 .   Purchases may be made on any business day. This includes any day that the
    Funds are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays:
    New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.

 .   Purchase requests received before 4 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

 .   If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

 .   The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

 .   Shares are electronically recorded. Therefore, certificates will not be issued.

What kind of shares can I buy?

 . This prospectus offers Class A, Class B and Class C shares, all of which are available to the general public.

 . Each class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, and the sales charges and expenses applicable to each class of shares. If you intend to hold your shares for seven or more years, Class A shares may be more appropriate for you. If you intend to hold your shares

------
26
 for less than seven years, you may want to consider Class B or Class C shares. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

 ONE GROUP FUND DIRECT IRA 403(B). One Group offers retirement plans. These plans allow participants to defer taxes while their retirement savings grow. Call 1-800-480-4111 for an Adoption Agreement.

How much do shares cost?


 .  Shares are sold at net asset value ("NAV") plus a sales charge, if any.

 . Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

 . NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

 . A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

How do I open an account?

1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2.  Decide how much you want to invest.

  . The minimum initial investment for all classes except Class I shares is $1,000 per Fund ($100 for employees of Bank One Corporation and its affiliates). The minimum initial investment for an IRA and 403(b) is $250.

  . You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

  .  Subsequent investments must be at least $25 per Fund.

  . You may purchase no more than $249,999 of Class B shares. This is because Class A shares offer a reduced sales charge on purchases of $250,000 or more and have lower expenses. The section of this prospectus entitled "What Kind of Shares Can I Buy?" provides information that can help you choose the appropriate share class.

  .  These minimums may be waived.

3. Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

 You must provide the Fund with your social security or tax identification number and certify that you are not subject to 31% backup withholding for failing to report income to the IRS. If you fail to furnish the requested information, or you violate IRS regulations, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions.

4. Send the completed application and a personal check (unless you choose to pay by wire) to:

  one group mutual funds
  p.o.box 8528
  boston, ma 02266-8528

------
  27

If you choose to pay by wire, please call 1-800-480-4111.

Contributions to Fund Direct IRAs should be made payable to "One Group Mutual Funds for the Benefit of (your name)."

5. All checks must be in U.S. dollars. One Group does not accept "third party checks." Checks made payable to any individual or company and endorsed to One Group are considered third party checks.

 All checks must be payable to one of the following:

 . One Group Mutual Funds; or

 . The specific Fund in which you are investing.

 Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6. If you redeem shares purchased by check, One Group will delay forwarding your redemption proceeds until payment has been collected from your bank. One Group generally receives payment within seven (7) business days of purchase.

7. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

8. If you have any questions, contact your Shareholder Servicing Agent or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes. Simply select this option on your Account Application Form and then:

 . Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your purchase instructions.

 . Authorize a bank transfer or initiate a wire transfer to the following wire address:


  STATE STREET BANK AND TRUST COMPANY
  ATTN: CUSTODY & SHAREHOLDER SERVICES
  ABA 011 000 028
  DDA 99034167
  FBO ONE GROUP FUND
   (EX: ONE GROUP INVESTOR GROWTH FUND -- A)
  YOUR ACCOUNT NUMBER
   (EX: 123456789)
  YOUR ACCOUNT REGISTRATION
   (EX: JOHN SMITH & MARY SMITH, JTWROS)

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

------
28

                                                          ON A SYSTEMATIC BASIS?

 .   You may revoke your right to make purchases over the telephone by sending a letter to:

  one group mutual funds
  p.o. box 8528
  boston, ma 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. To establish a Systematic Investment Plan:

 .  Select the "Systematic Investment Plan" option on the Account Application
   Form.

 . Provide the necessary information about the bank account from which your investments will be made.

 . Shares purchased under a Systematic Investment Plan may not be redeemed for five (5) business days.

 . One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

 .  You may revoke your election to make systematic investments by calling
   1-800-480-4111 or by sending a letter to:

  one group mutual funds
  p.o. box 8528
  boston, ma 02266-8528

Conversion Feature

Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased).

 . After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.

 . You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax.

 . Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

 . If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

Sales Charges

--------------------------------------------------------------------------------
The Distributor compensates Shareholder Servicing Agents who sell shares of One Group. Compensation comes from sales charges, 12b-1 fees, and payments by Distributor and the Funds' investment advisor from their own resources. The tables below show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Shareholder Servicing Agent.

------
  29

-----------------
-----------------
-----------------

CLASS A SHARES

This table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.

--------------------------------------------------------------------------------

                                             SALES CHARGE           COMMISSION
     AMOUNT            SALES CHARGE         AS A PERCENTAGE       AS A PERCENTAGE
       OF             AS A PERCENTAGE           OF YOUR             OF OFFERING
    PURCHASES         OFFERING PRICE          INVESTMENT               PRICE

Less than $50,000          5.25%                 5.54%                 4.75%
---------------------------------------------------------------------------------
$50,000-$99,999            4.50%                 4.71%                 4.05%
---------------------------------------------------------------------------------
$100,000-$249,999          3.50%                 3.63%                 3.05%
---------------------------------------------------------------------------------
$250,000-$499,999          2.50%                 2.56%                 2.05%
---------------------------------------------------------------------------------
$500,000-$999,999          2.00%                 2.04%                 1.60%
---------------------------------------------------------------------------------
$1,000,000*                 none                  none                  none
---------------------------------------------------------------------------------

* If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase, unless the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

CLASS B SHARES

Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

-----------------------------

   YEARS                                                  CDSC AS A PERCENTAGE
   SINCE                                                    OF DOLLAR AMOUNT
 PURCHASE                                                  SUBJECT TO CHARGE
    0-1                                                          5.00%
--------------------------------------
    1-2                                                          4.00%
--------------------------------------
    2-3                                                          3.00%
--------------------------------------
    3-4                                                          3.00%
--------------------------------------
    4-5                                                          2.00%
--------------------------------------
    5-6                                                          1.00%
--------------------------------------
more than 6                                                       none
--------------------------------------

The Distributor pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares.

Class C Shares

Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

-----------------------------

     YEARS                                                CDSC AS A PERCENTAGE
     SINCE                                                  OF DOLLAR AMOUNT
    PURCHASE                                               SUBJECT TO CHARGE
      0-1                                                        1.00%
-------------------------------------
after first year                                                  none
-------------------------------------

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from the Distributor.

------
30

-----------------

How the CDSC is Calculated

 .   The Fund assumes that all purchases made in a given month were made on the first day of the month.

 .   The CDSC is based on the current market value or the original cost of the shares, whichever is less.

 .   No CDSC is imposed on share appreciation, nor is a CDSC assessed on shares acquired through reinvestment of dividends or capital gains distributions.

 .   To keep your CDSC as low as possible, the Fund first will redeem the shares acquired through dividend reinvestment followed by shares you have held for the longest time and thus have the lowest CDSC.

 .   If you exchange Class B or Class C shares of an unrelated mutual fund for
    Class B or Class C shares of One Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to One Group shares you receive in the reorganization.

12b-1 FEES

Each One Group Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and shareholder servicing fees. These fees are called "12b-1 fees." 12b-1 fees are paid by One Group to the Distributor as compensation for its services and expenses. The Distributor in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of One Group.

The 12b-1 fees vary by share class as follows:

1. Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.

12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

 .   The Distributor may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, the Distributor received 12b-1 fees totaling .25% of its average daily net assets of Class A, and 1.00% and 1.00% of the average daily net assets of Class B and Class C shares, respectively.

   The Distributor may pay 12b-1 fees to its affiliates and to Banc One Investment Advisors and its affiliates (or any sub-advisor) for brokerage and other agency transactions.

Because 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

------
  31

-----------------
-----------------
--------------------------------------------------------------------------------
Sales Charge Reductions and Waivers

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can reduce the sales charges you pay on Class A shares:

1. Right of Accumulation: You may add the higher of the market value or original purchase price of any Class A, Class B or Class C shares of a Fund (except a money market fund) that you (and your spouse and minor children) already own to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

2. Letter of Intent: With an initial investment of $2,000, you may purchase Class A shares of one or more funds over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application, or contact your investment representative. To determine if you are eligible for the accumulation privilege, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A shares of the Funds if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for other Fund shares if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

 . One Group Mutual Funds.

 . Bank One Corporation and its subsidiaries and affiliates.

 . The Distributor and its subsidiaries and affiliates.

 . State Street Bank and Trust Company and its subsidiaries and affiliates.

 . Broker/dealers who have entered into dealer agreements with One Group and their subsidiaries and affiliates.

 . An investment sub-advisor of a fund of One Group and such sub-advisor's subsidiaries and affiliates.


4. Bought by:

 . Affiliates of Bank One Corporation and certain accounts (other than IRA accounts) for which an Intermediary acts in a fiduciary, advisory, agency, or custodial capacity or Accounts which participate in select affinity programs with Bank One Corporation and its affiliates and subsidiaries.

 . Accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with the Distributor.

 . Certain retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

 . Shareholder Servicing Agents who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their

------
32

-----------------
  clients and who charge a management, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agents.

5. Bought with proceeds from the sale of Class I shares of a One Group Fund or acquired in an exchange of Class I shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution.

6. Bought with proceeds from the sale of shares of a mutual fund, including Class A shares of a One Group Fund, for which a sales charge was paid, but only if the purchase is made within 60 days of the sale or distribution. Appropriate documentation may be required.

7. Bought in an IRA with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a One Group Fund.

8. Bought with assets of One Group.

9. Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

WAIVER OF THE CLASS B SALES CHARGE

No sales charge is imposed on redemptions of Class B shares of the Funds:

1. If you withdraw no more than 10% of the value of your account in a 12-month period. Shares received from dividend and capital gains reinvestment are included in calculating the amounts eligible for this waiver. You need to participate in the Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see "Can I Redeem on a Systematic Basis?".

2. If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. That represent a minimum required distribution from your One Group IRA Account or other One Group qualifying retirement plan, but only if you are at least age 701/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

4. Exchanged in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

5. Exchanged for Class B shares of other One Group Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please see "Do I Pay a Sales Charge on an Exchange?."

6. If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

------
  33

-----------------
-----------------


WAIVER OF THE CLASS C SALES CHARGE

No sales charge is imposed on redemptions of Class C shares of the Funds:

1. If you withdraw no more than 10% of the value of your account in a 12 month period. Shares received from dividend and capital gains reinvestment are included in calculating the amounts eligible for this waiver. You need to participate in the Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see "Can I redeem on a systematic basis?".

2. If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. That represent a minimum required distribution from your One Group IRA Account or other One Group qualifying retirement plan, but only if you are at least age 70 1/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

4. Exchanged in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

5. Exchanged for Class C shares of other One Group Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please see "Do I pay a sales charge on an exchange?."

6. If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

WAIVER QUALIFICATIONS

To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, call 1-800-480-4111 or contact your Shareholder Servicing Agent. These waivers will not continue indefinitely and may be discontinued at any time without notice.

--------------------------------------------------------------------------------
Exchanging Fund Shares

What are my exchange privileges?


You may make the following exchanges:

  . Class A shares of a Fund may be exchanged for Class I shares of that Fund or for Class A or Class I shares of another One Group Fund, but only if you are eligible to purchase those shares. For more information about Class I shares, please contact your Shareholder Servicing Agent or call 1-800-480-4111 for a Class I prospectus.

  . Class B shares of a Fund may be exchanged for Class B shares of another
    One Group Fund.

  . Class C shares of a Fund may be exchanged for Class C shares of another
    One Group Fund.

One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one Fund to another on a monthly or quarterly basis. This privilege is useful in Dollar Cost Averaging. To participate in the Systematic

------
34

Exchange Privilege, please select it on your Account Application. To learn more about it, please call 1-800-480-4111.

One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

When are exchanges processed?

Exchanges are processed the same business day they are received, provided:

 . State Street Bank and Trust Company receives the request by 4:00 p.m., ET.

 . You have provided One Group with all of the information necessary to process the exchange.

 . You have received a current prospectus of the Fund or Funds in which you wish to invest.

 . You have contacted your Shareholder Servicing Agent, if necessary.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange. However:

 . You will pay a sales charge if you bought Class A shares of a Fund:

 1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

 2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

  . If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

 1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

 2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

Are exchanges taxable?

Generally:

 . An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

 . An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

 . You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

 . To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. Exchange activity is excessive if it exceeds two substantive exchange redemptions within 30 days of each other.

 . Excessive exchange activity will result in revocation of your exchange privilege.

------
  35

 . In addition, One Group reserves the right to reject any exchange request
  (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

 . Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to exchanges, your account value falls below the minimum required balance. For information on minimum required balances, please read, "How Do I Open An Account?"

--------------------------------------------------------------------------------

Redeeming Fund Shares

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business.

 . Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

 . All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

How do I redeem shares?

 . You may use any of the following methods to redeem your shares:

 1. You may send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

  one group mutual funds
  p.o. box 8528
  boston, ma 02266-8528

 2. You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

 . All requests for redemptions from IRA accounts must be in writing.

 . You may request redemption forms by calling 1-800-480-4111 or visiting www.onegroup.com.

 . One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

 1. the redemption is for shares worth $50,000 or less; and

 2. the redemption is payable to the shareholder of record; and

 3. the redemption check is mailed to the shareholder at the record address or the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

 . On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

 1. a designated bank; or

------
36

 2. your Shareholder Servicing Agent.

 . One Group may charge you a wire redemption fee. The current charge is $7.00.

 . Your redemption proceeds ordinarily will be paid within seven days after receipt of the redemption request.

What will my shares be worth?

 . If you own Class A shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

 . If you own Class B or Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application Form.

 . Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your redemption request.

 . Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

 . State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 . REDEMPTIONS FROM YOUR IRA ACCOUNT MAY NOT BE MADE BY TELEPHONE.

Can I Redeem On A Systematic Basis?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. This $10,000 minimum does not apply to minimum required distributions from your One Group IRA or other qualifying retirement plan.

 .  Select the "Systematic Withdrawal Plan" option on the Account Application
   Form.

 .  Specify the amount you wish to receive and the frequency of the payments.

 .  You may designate a person other than yourself as the payee.

 .  There is no charge for this service.

 .  If you select this option, please keep in mind that:

 1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

 2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments. The applicable Class B and Class C sales charge is waived provided your withdrawals do not exceed 10% of your account value annually, measured from the date you begin participating in the Plan. Shares received from dividend and capital gains reinvestment are included in calculating the 10%. Withdrawals in excess of 10% will subject the entire annual withdrawal to the applicable sales charge.

------
  37

----------------

 3. If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from a One Group IRA or other One Group qualifying retirement plan. Only One Group assets are considered when calculating your minimum required distribution.

 4. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

 . Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

 . If you redeem shares for which you paid by check, and One Group has not yet received payment on the check, One Group will delay forwarding your redemption proceeds until payment has been collected from your bank.

 . Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to redemptions, your account value falls below the minimum required balance. The above provision does not apply to accounts participating in the Systematic Withdrawal Plan. For information on minimum required balances, please read, "How do I open an account?"

------
38
     one  group(R)

     -------------------
  [GRAPHIC]

Shareholder Information

--------------------------------------------------------------------------------
Voting Rights


The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

DIVIDENDS. The Funds generally declare dividends quarterly. The Investor Conservative Growth Fund, however, generally declares dividends monthly. Dividends are distributed on the first business day of the next month after they are declared. Capital gains, if any, for all Funds are distributed at least annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

DIVIDEND REINVESTMENT. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may call 1-800-480-4111 to make this change.

SPECIAL DIVIDEND RULES FOR CLASS B SHARES. Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")


------
  39

Tax Treatment of Shareholders

TAXATION OF SHAREHOLDER TRANSACTIONS. A sale, exchange, or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses and net capital gains [i.e., the excess of net long-term capital gains over net short-term capital losses]) on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid).

A Fund's use of a fund-of-funds structure could affect the amount, timing and character of distributions to you. See "Additional Tax Information Concerning the Funds of Funds" in the Statement of Additional Information.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Taxation of Distributions." If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Tax Information

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

--------------------------------------------------------------------------------
Shareholder Statements and Reports

One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and One Group will begin individual delivery

------
40
within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.onegroup.com.

------
  41
     one group(R)

     -------------------

[GRAPHIC]


Management of One Group Mutual Funds

--------------------------------------------------------------------------------

The Advisor

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2000, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $131 billion in assets.

--------------------------------------------------------------------------------
The Sub-Advisors

Banc One High Yield Partners, LLC, 8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236, is the sub-advisor to the High Yield Bond Fund and the Income Bond Fund. Banc One High Yield Partners was formed in June 1998 to provide investment advisory services related to high-yield, high-risk investments to the High Yield Bond Fund and other advisory clients. Banc One High Yield Partners is controlled by Banc One Investment Advisors and Pacholder Associates, Inc. As of June 30, 2000, Banc One High Yield Partners had approximately $357 million in assets under management.

--------------------------------------------------------------------------------
Advisory Fees

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each year. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                      ANNUAL RATE
                                                    AS PERCENTAGE OF
FUND                                            AVERAGE DAILY NET ASSETS
One Group(R) Investor Conservative Growth Fund            .02%
------------------------------------------------------------------------
One Group(R) Investor Balanced Fund                       .02%
------------------------------------------------------------------------
One Group(R) Investor Growth & Income Fund                .02%
------------------------------------------------------------------------
One Group(R) Investor Growth Fund                         .02%
------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund Managers

No single person is responsible for managing the assets of the Funds. Rather, investment decisions for the Funds are made by committee. Banc One Investment Advisors also serves as the advisor to the underlying mutual funds, for which it receives a fee.

------
42
     one group(R)

     -------------------

[GRAPHIC]

FINANCIAL HIGHLIGHTS

Investor Conservative Growth Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                 DECEMBER 10,
                                        YEAR ENDED JUNE 30,      1996 THROUGH
                                      -------------------------    JUNE 30,
CLASS A                                2000     1999     1998      1997(A)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $ 11.18  $11.04  $. 10.32     $10.00
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)            0.49    0.44      0.43       0.22
 Net realized and unrealized gains
  (losses) from investments             (0.03)   0.29      0.82       0.32
-----------------------------------------------------------------------------
Total from Investment Activities         0.46    0.73      1.25       0.54
-----------------------------------------------------------------------------
Distributions:
 Net investment income                  (0.49)  (0.46)    (0.43)     (0.22)
 Net realized gains                     (0.08)  (0.13)    (0.10)        -
Total Distributions                     (0.57)  (0.59)    (0.53)     (0.22)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $ 11.07  $11.18  $  11.04     $10.32
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)    4.27%   6.77%    12.38%      5.46%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)    $31,225  $9,714  $ 12,538     $1,299
 Ratio of expenses to average net
  assets                                0.45%   0.45%     0.45%      0.47%(c)
 Ratio of net investment income to
  average net assets                    4.46%   4.07%     4.12%      4.76%(c)
 Ratio of expenses to average net
  assets*                               0.65%   0.67%     0.82%      3.05%(c)
 Portfolio turnover(d)                 23.76%   9.73%     3.22%     28.46%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                   DECEMBER 10,
                                         YEAR ENDED JUNE 30,       1996 THROUGH
                                      ---------------------------    JUNE 30,
CLASS B                                 2000      1999     1998      1997(A)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $  11.19  $  11.05  $ 10.33     $10.00
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)             0.41      0.36     0.37       0.19
 Net realized and unrealized gains
  (losses) from investments              (0.03)     0.29     0.81       0.33
-------------------------------------------------------------------------------
Total from Investment Activities          0.38      0.65     1.18       0.52
-------------------------------------------------------------------------------
Distributions:
 Net investment income                   (0.41)    (0.38)   (0.36)     (0.19)
 Net realized gains                      (0.08)    (0.13)   (0.10)        -
Total Distributions                      (0.49)    (0.51)   (0.46)     (0.19)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $  11.08  $  11.19  $ 11.05     $10.33
-------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)     3.48%     6.10%   11.53%      5.30%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)    $117,926  $121,348  $39,489     $2,616
 Ratio of expenses to average net
  assets                                 1.20%     1.20%    1.20%      1.21%(c)
 Ratio of net investment income to
  average net assets                     3.70%     3.33%    3.37%      4.06%(c)
 Ratio of expenses to average net
  assets*                                1.30%     1.32%    1.47%      3.52%(c)
 Portfolio turnover(d)                  23.76%     9.73%    3.22%     28.46%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  43
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Investor Conservative Growth Fund

                                                  YEAR ENDED       JULY 1,
                                                   JUNE 30,      1997 THROUGH
                                                 --------------    JUNE 30,
CLASS C                                           2000    1999     1998(A)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $11.17  $11.03     $10.33
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                      0.41    0.36       0.35
 Net realized and unrealized gains (losses) from
  investments                                     (0.03)   0.29       0.81
-----------------------------------------------------------------------------
Total from Investment Activities                   0.38    0.65       1.16
-----------------------------------------------------------------------------
Distributions:
 Net investment income                            (0.41)  (0.38)     (0.36)
 Net realized gains                               (0.08)  (0.13)     (0.10)
Total Distributions                               (0.49)  (0.51)     (0.46)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $11.06  $11.17     $11.03
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)              3.48%   6.00%     11.48%

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)               $7,207  $8,742     $3,788
 Ratio of expenses to average net assets          1.20%   1.20%      1.20%
 Ratio of net investment income to average net
  assets                                          3.70%   3.32%      3.39%
 Ratio of expenses to average net assets*         1.30%   1.33%      1.47%
 Portfolio turnover(b)                           23.76%   9.73%      3.22%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
44
     one group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Investor Balanced Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                DECEMBER 10,
                                      YEAR ENDED JUNE 30,       1996 THROUGH
                                   ---------------------------    JUNE 30,
CLASS A                              2000      1999     1998       1997(A)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $  12.24  $  11.83  $ 10.66     $10.00
----------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)          0.47      0.42     0.34       0.17
 Net realized and unrealized gains
  (losses) from investments            0.30      0.79     1.39       0.66
----------------------------------------------------------------------------
Total from Investment Activities       0.77      1.21     1.73       0.83
----------------------------------------------------------------------------
Distributions:
 Net investment income                (0.46)    (0.48)   (0.34)     (0.17)
 Net realized gains                   (0.03)    (0.32)   (0.22)       --
Total Distributions                   (0.49)    (0.80)   (0.56)     (0.17)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $  12.52  $  12.24  $ 11.83     $10.66
----------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                              6.43%    10.70%   16.62%      8.41%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000) $219,684  $177,336  $32,605     $2,176
 Ratio of expenses to average net
  assets                              0.45%     0.45%    0.45%      0.47%(c)
 Ratio of net investment income to
  average net assets                  3.82%     3.27%    3.01%      3.78%(c)
 Ratio of expenses to average net
  assets*                             0.62%     0.61%    0.66%      1.12%(c)
 Portfolio turnover(d)               20.99%    13.51%    9.71%     12.20%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                   DECEMBER 10,
                                         YEAR ENDED JUNE 30,       1996 THROUGH
                                      ---------------------------    JUNE 30,
CLASS B                                 2000      1999     1998      1997(A)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $  12.24  $  11.82  $ 10.65     $10.00
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)             0.37      0.33     0.26       0.16
 Net realized and unrealized gains
  (losses) from investments               0.30      0.81     1.39       0.65
-------------------------------------------------------------------------------
Total from Investment Activities          0.67      1.14     1.65       0.81
-------------------------------------------------------------------------------
Distributions:
 Net investment income                   (0.37)    (0.40)   (0.26)     (0.16)
 Net realized gains                      (0.03)    (0.32)   (0.22)       --
Total Distributions                      (0.40)    (0.72)   (0.48)     (0.16)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $  12.51  $  12.24  $ 11.82     $10.65
-------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)     5.58%    10.01%   15.85%      8.22%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)    $298,942  $229,671  $70,463     $5,672
 Ratio of expenses to average net
  assets                                 1.20%     1.20%    1.20%      1.22%(c)
 Ratio of net investment income to
  average net assets                     3.04%     2.78%    2.26%      2.93%(c)
 Ratio of expenses to average net
  assets*                                1.27%     1.26%    1.31%      1.73%(c)
 Portfolio turnover(d)                  20.99%    13.51%    9.71%     12.20%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  45
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Investor Balanced Fund

                                                 YEAR ENDED JUNE     JULY 1,
                                                       30,         1997 THROUGH
                                                 ----------------    JUNE 30,
CLASS C                                           2000     1999      1998(A)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 12.19  $ 11.77     $10.63
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                       0.37     0.32       0.26
 Net realized and unrealized gains (losses) from
  investments                                       0.30     0.81       1.37
-------------------------------------------------------------------------------
Total from Investment Activities                    0.67     1.13       1.63
-------------------------------------------------------------------------------
Distributions:
 Net investment income                             (0.37)   (0.39)     (0.27)
 Net realized gains                                (0.03)   (0.32)     (0.22)
Total Distributions                                (0.40)   (0.71)     (0.49)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $ 12.46  $ 12.19     $11.77
-------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)               5.59%   10.04%     15.66%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)               $16,095  $14,963     $6,653
 Ratio of expenses to average net assets           1.20%    1.20%      1.20%
 Ratio of net investment income to average net
  assets                                           3.08%    2.85%      2.24%
 Ratio of expenses to average net assets*          1.27%    1.26%      1.30%
 Portfolio turnover(b)                            20.99%   13.51%      9.71%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
46
     one group(R)

     -------------------

[GRAPHIC]

FINANCIAL HIGHLIGHTS

Investor Growth & Income Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                   DECEMBER 10,
                                         YEAR ENDED JUNE 30,       1996 THROUGH
                                      ---------------------------    JUNE 30,
CLASS A                                 2000      1999     1998      1997(A)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $  13.40  $  12.69  $ 11.02     $10.00
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)             0.39      0.36     0.22       0.12
 Net realized and unrealized gains
  (losses) from investments               0.65      1.27     1.95       1.02
-------------------------------------------------------------------------------
Total from Investment Activities          1.04      1.63     2.17       1.14
-------------------------------------------------------------------------------
Distributions:
 Net investment income                   (0.39)    (0.45)   (0.22)     (0.12)
 Net realized gains                      (0.09)    (0.47)   (0.28)        -
Total Distributions                      (0.48)    (0.92)   (0.50)     (0.12)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $  13.96  $  13.40  $ 12.69     $11.02
-------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)     7.85%    13.62%   20.18%     11.50%(b)

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)    $299,207  $245,151  $39,874     $4,262
 Ratio of expenses to average net
  assets                                 0.45%     0.45%    0.45%      0.46%(c)
 Ratio of net investment income to
  average net assets                     2.91%     1.54%    1.91%      2.67%(c)
 Ratio of expenses to average net
  assets*                                0.63%     0.62%    0.67%      1.26%(c)
 Portfolio turnover(d)                  21.50%    17.87%   11.38%     18.07%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                   DECEMBER 10,
                                         YEAR ENDED JUNE 30,       1996 THROUGH
                                      ---------------------------    JUNE 30,
CLASS B                                 2000      1999     1998      1997(A)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $  13.36  $  12.64  $ 11.00     $10.00
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)             0.29      0.26     0.14       0.09
 Net realized and unrealized gains
  (losses) from investments               0.64      1.29     1.92       1.00
-------------------------------------------------------------------------------
Total from Investment Activities          0.93      1.55     2.06       1.09
-------------------------------------------------------------------------------
Distributions:
 Net investment income                   (0.29)    (0.36)   (0.14)     (0.09)
 Net realized gains                      (0.09)    (0.47)   (0.28)        -
Total Distributions                      (0.38)    (0.83)   (0.42)     (0.09)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $  13.91  $  13.36  $ 12.64     $11.00
-------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)     7.04%    12.93%   19.13%     11.02%(b)

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)    $362,151  $221,088  $85,468     $8,896
 Ratio of expenses to average net
  assets                                 1.20%     1.20%    1.20%      1.21%(c)
 Ratio of net investment income to
  average net assets                     2.13%     2.12%    1.15%      1.94%(c)
 Ratio of expenses to average net
  assets*                                1.28%     1.27%    1.32%      1.89%(c)
 Portfolio turnover(d)                  21.50%    17.87%   11.38%     18.07%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  47
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Investor Growth & Income Fund

                                                 YEAR ENDED JUNE     JULY 1,
                                                       30,         1997 THROUGH
                                                 ----------------    JUNE 30,
CLASS C                                           2000     1999      1998(A)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 13.25  $ 12.54     $10.93
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                       0.29     0.26       0.14
 Net realized and unrealized gains (losses) from
  investments                                       0.64     1.28       1.90
-------------------------------------------------------------------------------
Total from Investment Activities                    0.93     1.54       2.04
-------------------------------------------------------------------------------
Distributions:
 Net investment income                             (0.29)   (0.36)     (0.15)
 Net realized gains                                (0.09)   (0.47)     (0.28)
Total Distributions                                (0.38)   (0.83)     (0.43)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $ 13.80  $ 13.25     $12.54
-------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)               7.10%   12.94%     19.08%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)               $16,944  $12,347     $6,429
 Ratio of expenses to average net assets           1.20%    1.20%      1.20%
 Ratio of net investment income to average net
  assets                                           2.18%    2.20%      1.14%
 Ratio of expenses to average net assets*          1.28%    1.27%      1.31%
 Portfolio turnover(b)                            21.50%   17.87%     11.38%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
48
     one group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Investor Growth Fund

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate than that investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                   DECEMBER 10,
                                         YEAR ENDED JUNE 30,       1996 THROUGH
                                      ---------------------------    JUNE 30,
CLASS A                                 1999      1998     2000      1997(A)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $  14.30  $  13.33  $ 11.21     $10.00
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)             0.33      0.29     0.10       0.07
 Net realized and unrealized gains
  (losses) from investments               1.09      1.74     2.47       1.21
-------------------------------------------------------------------------------
Total from Investment Activities          1.42      2.03     2.57       1.28
-------------------------------------------------------------------------------
Distributions:
 Net investment income                   (0.31)    (0.40)   (0.10)     (0.07)
 Net realized gains                      (0.16)    (0.66)   (0.35)        -
Total Distributions                      (0.47)    (1.06)   (0.45)     (0.07)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $  15.25  $  14.30  $ 13.33     $11.21
-------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)    10.04%    16.40%   23.44%     12.84%(B)

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)    $140,449  $100,789  $55,057     $4,439
 Ratio of expenses to average net
  assets                                 0.45%     0.45%    0.45%      0.46%(c)
 Ratio of net investment income to
  average net assets                     2.25%     2.08%    0.78%      1.82%(c)
 Ratio of expenses to average net
  assets*                                0.67%     0.66%    0.70%      1.62%(c)
 Portfolio turnover(d)                  28.66%    14.62%    4.05%     18.49%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                   DECEMBER 10,
                                         YEAR ENDED JUNE 30,       1996 THROUGH
                                      ---------------------------    JUNE 30,
CLASS B                                 2000      1999     1998      1997(A)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $  14.44  $  13.47  $ 11.34     $10.00
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)             0.24      0.20     0.02       0.04
 Net realized and unrealized gains
  (losses) from investments               1.07      1.76     2.48       1.34
-------------------------------------------------------------------------------
Total from Investment Activities          1.31      1.96     2.50       1.38
-------------------------------------------------------------------------------
Distributions:
 Net investment income                   (0.24)    (0.33)   (0.02)     (0.04)
 Net realized gains                      (0.16)    (0.66)   (0.35)        -
Total Distributions                      (0.40)    (0.99)   (0.37)     (0.04)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $  15.35  $  14.44  $ 13.47     $11.34
-------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)     9.14%    15.57%   22.52%     13.88%(d)

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)    $302,162  $168,823  $70,515     $7,651
 Ratio of expenses to average net
  assets                                 1.20%     1.20%    1.20%      1.20%(c)
 Ratio of net investment income to
  average net assets                     1.41%     1.44%    0.04%      0.97%(c)
 Ratio of expenses to average net
  assets*                                1.32%     1.31%    1.35%      2.18%(c)
 Portfolio turnover(d)                  28.66%    14.62%    4.05%     18.49%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.


------
  49
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Investor Growth Fund

                                                 YEAR ENDED JUNE     JULY 1,
                                                       30,         1997 THROUGH
                                                 ----------------    JUNE 30,
CLASS C                                           2000     1999      1998(A)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 14.30  $ 13.34     $11.25
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)                       0.24     0.18       0.02
 Net realized and unrealized gains (losses) from
  investments                                       1.05     1.77       2.45
-------------------------------------------------------------------------------
Total from Investment Activities                    1.29     1.95       2.47
-------------------------------------------------------------------------------
Distributions:
 Net investment income                             (0.24)   (0.33)     (0.03)
 Net realized gains                                (0.16)   (0.66)     (0.35)
Total Distributions                                (0.40)   (0.99)     (0.38)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $ 15.19  $ 14.30     $13.34
-------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)               9.08%   15.65%     22.42%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)               $19,404  $15,071     $8,772
 Ratio of expenses to average net assets           1.20%    1.20%      1.20%
 Ratio of net investment income to average net
  assets                                           1.52%    1.50%      0.04%
 Ratio of expenses to average net assets*          1.32%    1.31%      1.35%
 Portfolio turnover(b)                            28.66%   14.62%      4.05%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
50
     one group(R)

     -------------------
   [GRAPHIC]

Appendix A

--------------------------------------------------------------------------------
Underlying Funds


The following is a brief description of the principal investment policies of each of the underlying funds.

--------------------------------------------------------------------------------
One Group Prime Money Market Fund


One Group Prime Money Market Fund seeks current income with liquidity and stability of principal by investing exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit, bank obligations and deposit notes. The Fund will concentrate in the financial services industry, including asset-backed commercial paper programs. The Fund intends to comply with the regulations of the Securities and Exchange Commission applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by the Fund. Under these regulations, the Fund will invest only in U.S. dollar-denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and are treated as having a maturity of 397 days or less.

--------------------------------------------------------------------------------
One Group Short-Term Bond Fund


One Group Short-Term Bond Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed-income securities. The Fund normally invests at least 80% of total assets in debt securities of all types with short to intermediate maturities. Debt securities include bonds, notes and other obligations. At least 65% of the Fund's total assets will consist of bonds rated in one of the four investment grade categories at the time of investment, or if unrated, determined by Banc One Investment Advisors to be of comparable quality, some of which may be subject to repurchase agreements. Many investments will satisfy both requirements. Under normal market conditions, it is anticipated that the Fund's average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments, although for temporary defensive purposes the effective average weighted maturity may exceed three years. The Fund may also purchase taxable or tax-exempt municipal securities. Up to 20% of the Fund's total assets may be invested in preferred stocks.

--------------------------------------------------------------------------------
One Group Intermediate Bond Fund


One Group Intermediate Bond Fund seeks current income consistent with the preservation of capital through investments in high- and medium-grade fixed-income securities with intermediate maturities. The Fund will normally invest at least 80% of its total assets in debt securities of all types. Debt securities include bonds, notes and

------
  51
other obligations. At least 65% of the Fund's total assets will consist of bonds rated in one of the four investment grade categories at the time of investment, or if unrated, determined by Banc One Investment Advisors to be of comparable quality, and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. Many investments will satisfy both requirements. The Fund also may invest in more speculative debt securities if they present attractive opportunities and are rated in the lowest investment grade category. The Fund may also purchase taxable or tax-exempt municipal securities. Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range between three and ten years. Up to 20% of the Fund's total assets may be invested in preferred stocks.

--------------------------------------------------------------------------------
One Group Income Bond Fund


One Group Income Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities. The Fund normally will invest at least 70% of its total assets in debt securities of all types rated as investment grade at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality. In addition, up to 30% of the Fund's total assets may be invested in convertible securities, preferred stock, loan participations and debt securities rated below investment grade or, if unrated, determined by Banc One Investment Advisors to be of comparable quality. Securities rated below investment grade are called "high yield bonds," "non-investment grade bonds" and "junk bonds." These securities are rated in the fifth or lower rating categories, for example, BB or lower by Standard & Poor's Corporation ("S&P") and Ba or lower by Moody's Investors Service, Inc. ("Moody's"), and are considered to have speculative characteristics. Even though it may invest in debt securities in all rating categories, the Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category. As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds. The Fund also may purchase taxable or tax-exempt municipal securities.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range between five and 20 years. The Fund may shorten its effective weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

--------------------------------------------------------------------------------
One Group Bond Fund


One Group Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities. The Fund invests in all types of debt securities rated as investment grade, as well as convertible securities, preferred stock and loan participations. The Fund's average weighted maturity will normally range between four and 12 years, although the Fund may shorten its weighted average if deemed appropriate for temporary defensive purposes. The Fund invests at least 65% of its total assets in debt securities of all types with intermediate to long maturities. As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds. The Fund also may purchase taxable or tax-exempt municipal securities.

--------------------------------------------------------------------------------
One Group High Yield Bond Fund


The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated.

------
52

Capital appreciation is a secondary objective. The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations. The Fund's weighted average maturity will normally range between five and 10 years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund normally invests at least 80% of the Fund's total assets in debt securities which are rated below investment grade or unrated, although the Fund may invest up to 100% of the Fund's total assets in such securities. Securities rated below investment grade are called "high yield bonds," "non-investment grade bonds," "below investment grade bonds" and "junk bonds." These securities are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody's Investors Service, Inc.), and are considered to be speculative. The Fund also may invest up to 20% of its total assets in other securities, including investment grade debt securities. As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds.

--------------------------------------------------------------------------------
One Group Government Bond Fund


One Group Government Bond Fund seeks a high level of current income with liquidity and safety of principal. The Fund will limit its investments to securities issued by the U.S. government and its agencies and instrumentalities or related to securities issued by the U.S. government and its agencies and instrumentalities. At least 65% of the total assets of the Fund will be invested in obligations guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements, and other securities representing an interest in or collateralized by mortgages that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The average weighted maturity of the Fund is expected to be between three and 15 years, however, the Fund's average weighted remaining maturity may be outside this range if warranted by market conditions. The balance of the Fund's assets may be invested in debt securities and taxable or tax-exempt municipal securities.

--------------------------------------------------------------------------------
One Group Ultra Short-Term Bond Fund


One Group Ultra Short-Term Bond Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities. The Fund normally invests at least 80% of its total assets in debt securities of all types, including money market instruments. In addition, up to 20% of the Fund's total assets may be invested in other securities, including preferred stock. The Fund will invest in adjustable rate mortgage pass-through securities and other securities representing an interest in or collateralized by mortgages with periodic interest rate resets, some of which may be subject to repurchase agreements. These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the Fund also may purchase mortgage-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees as to timely payments. The Fund also may purchase mortgage and interest rate swaps and interest rate floors and caps. The Fund also may employ other investment techniques to enhance returns, such as loans of fund securities, mortgage dollar rolls, repurchase agreements, options contracts and reverse repurchase agreements. The Fund will maintain a maximum duration of approximately two years.


------
  53

--------------------------------------------------------------------------------
One Group Mid Cap Value Fund


One Group Mid Cap Value Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. The Fund will invest mainly in equity securities with below-market average price-to-earnings and price-to-book value ratios. The issuer's soundness and earnings prospects also will be considered. In seeking to achieve the objective of capital appreciation, Banc One Investment Advisors looks at anticipated changes that could positively impact the value of the company such as new products, deployment of new technologies, cost cutting efforts and changes in management. As a secondary consideration, Banc One Investment Advisors looks for companies that have the potential to increase their dividends over time. If Banc One Investment Advisors determines that a company's fundamentals are declining or that the company's ability to pay dividends has been impaired, it likely will eliminate the Fund's holding of the company's stock. The Fund normally invests at least 80% of its total assets in equity securities consisting of common stocks and debt securities and preferred stocks that are convertible into common stocks. The Fund also may enter into options and futures transactions. The balance of the Fund's assets will be held in cash equivalents.

--------------------------------------------------------------------------------
One Group International Equity Index Fund

One Group International Equity Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Gross Domestic Product Weighted Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE GDP Index" or "EAFE GDP Index")./1/ The Fund normally will invest at least 65% of the value of its total assets in foreign equity securities, which are representative of the Index and secondarily in stock index futures. The Fund's investments will consist of common stocks (including sponsored and unsponsored American Depositary Receipts) and preferred stocks, securities convertible into common stocks (only if they are listed on registered exchanges or actively traded in the over-the-counter market), warrants and depositary receipts. No more than 10% of the Fund's net assets will be held in cash or cash equivalents. The Fund may invest up to 10% of its net assets in securities of emerging international markets. A substantial portion of the Fund's assets will be denominated in foreign currencies.

/1/"MSCI EAFE GDP Index" is a registered service mark of Morgan Stanley Capital
 International, which does not sponsor and is in no way affiliated with the Fund.

--------------------------------------------------------------------------------
One Group Diversified International Fund


One Group Diversified International Fund seeks long-term capital growth by investing primarily in equity securities of foreign issuers. The Fund invests primarily in the securities of companies located in Europe, Asia and Latin America. The Fund also will invest in other regions and countries that present attractive investment opportunities, including developing countries. In selecting a country for investment, Banc One Investment Advisors analyzes the global economic and political situation, as well as the securities markets of selected countries. In selecting individual securities, Banc One Investment Advisors selects a representative sampling of the companies comprising the individual country's stock market index. Banc One Investment Advisors uses its best judgment, experience and certain quantitative techniques to determine the countries in which the Fund will invest, as well as the amount invested in each country. Fund assets will be invested in at least three countries. The Fund will

------
54
invest at least 65% of its total assets in foreign equity securities, consisting of common stocks (including American Depositary Receipts), preferred stocks, rights, warrants, convertible securities, foreign currencies and options on foreign currency, and other equity securities. Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents.

--------------------------------------------------------------------------------
One Group Large Cap Growth Fund

One Group Large Cap Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities. The Fund will normally invest at least 65%, of the value of its total assets in equity securities consisting of common stocks, warrants and any rights to purchase common stocks. To achieve its objective, the Fund will invest primarily in equity securities of large, well established companies with weighted average capitalization in excess of the market median capitalization of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")./2/ The Fund may invest the remainder of its assets in nonconvertible fixed income securities, repurchase agreements, options and futures contracts, securities issued by the U.S. government and its agencies and instrumentalities, and cash equivalents.

--------------------------------------------------------------------------------
One Group Large Cap Value Fund


One Group Large Cap Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. The Fund will invest in equity securities of large-capitalization companies that are believed to be selling below their long-term investment values. The average weighted market capitalization of the companies in which the Fund invests will normally exceed the median market capitalization of the S&P 500 Index. In addition, the Fund may invest in stock of companies which have "breakup" values well in excess of current market values or which have uniquely undervalued corporate assets. The Fund normally will invest at least 65% of the value of its total assets in equity securities consisting of common stocks and debt securities and preferred stocks which are convertible into common stocks. The remainder of the Fund's assets will be held in cash equivalents.

--------------------------------------------------------------------------------
One Group Mid Cap Growth Fund


One Group Mid Cap Growth Fund seeks growth of capital and, secondarily, current income by investing primarily in equity securities. The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. Typically, the Fund acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Not all the securities purchased by the Fund will pay dividends. The Fund also invests in smaller companies in emerging growth industries. At least 80% of the value of its total assets will be invested in equity securities consisting of common stocks and debt securities and preferred stocks that are convertible into common stocks. The Fund also may enter into options and futures transactions. The remainder of the Fund's assets will be held in cash equivalents.

/2/"S&P 500" is a registered trademark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

------
  55

--------------------------------------------------------------------------------
One Group Diversified Mid Cap Fund


One Group Diversified Mid Cap Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Fund invests primarily in equity securities of companies with market capitalizations of $500 million to $10 billion. Banc One Investment Advisors believes that there are many companies of this size with strong growth potential, stable market share, and an ability to quickly respond to new business opportunities, all of which increase their likelihood of obtaining superior levels of profitability and investment returns. The Fund normally invests at least 65% of its total assets in common and preferred stock, rights, warrants, convertible securities and other equity securities. While the Fund invests primarily in securities of U.S. companies, up to 25% of its total assets may be invested in equity securities of foreign issuers. Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents.

--------------------------------------------------------------------------------
One Group Diversified Equity Fund


One Group Diversified Equity Fund seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income. The Fund invests primarily in common stocks of companies that have good fundamentals and reasonable valuations with the potential for continued earnings growth over time. The Fund uses a multi-style approach, meaning that it may invest across varied capitalization levels targeting both value and growth oriented companies. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market. The Fund normally will invest at least 65% of the value of its total assets in securities with the characteristics described above.

Although the Fund intends to invest all of its assets in such securities, up to 35% of its total assets may be held in cash or invested in U.S. government securities, other investment grade fixed-income securities, cash and cash equivalents.

--------------------------------------------------------------------------------
One Group Small Cap Growth Fund

One Group Small Cap Growth Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies. The Fund invests primarily in a portfolio of common stocks, debt securities, preferred stocks, convertible securities, warrants and other equity securities of small-capitalization companies. Generally, Banc One Investment Advisors selects a portfolio of companies with a capitalization equivalent to the median market capitalization of the S&P Small-Cap 600 Index,/3/ although the Fund may occasionally hold securities of companies whose market capitalizations are considerably larger if doing so contributes to the Fund's investment objective. At least 65% of the value of the Fund's total assets normally will be invested in securities with the characteristics described above. Up to 35% of its total assets may be held in cash or invested in U.S. government securities, other investment grade fixed-income securities and cash equivalents.

/3/"S&P Small-Cap 600" is a registered trademark of Standard & Poor's
 Corporation, which does not sponsor and is in no way affiliated with the Fund.


------
56

--------------------------------------------------------------------------------
One Group Small Cap Value Fund


One Group Small Cap Value Fund seeks long-term capital growth by investing primarily in equity securities of small-capitalization companies. The Fund invests mainly in equity securities of small domestic companies with market capitalizations of $100 million to $3 billion. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-book and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and recent transactions involving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value.

While the Fund invests primarily in securities of U.S. companies, up to 25% of its total assets may be invested in equity securities of foreign issuers. Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents.

--------------------------------------------------------------------------------
One Group Equity Income Fund


One Group Equity Income Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. The Fund attempts to keep its dividend yield above the S&P 500 Index by investing in common stocks of corporations which regularly pay dividends, although continued payment of dividends cannot be assured. The Fund will invest primarily in stocks with favorable, long-term fundamental characteristics, but stocks of companies that are out of favor in the financial community also may be purchased. The Fund normally invests at least 65% of the value of its total assets in equity securities consisting of common stocks, and debt securities and preferred stocks which are convertible into common stocks. The Fund also may enter into options and futures transactions. The balance of the Fund's assets will be held in cash equivalents.

--------------------------------------------------------------------------------
One Group Equity Index Fund


One Group Equity Index Fund seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index. The Fund normally invests in many of the stocks which comprise the S&P 500 Index and secondarily in stock index futures. Cash reserves will not normally exceed 10% of the Fund's net assets. Banc One Investment Advisors generally selects stocks for the Fund in the order of their weightings in the S&P 500 Index beginning with the heaviest weighted stocks. The percentage of the Fund's assets to be invested in each stock is approximately the same as the percentage it represents in the S&P 500 Index.

--------------------------------------------------------------------------------
One Group Technology Fund


One Group Technology Fund mainly invests in equity securities of companies that have developed, or are expected to develop, products, processes or services that will provide significant technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products in the computer, electronics and communications sectors. In selecting investments, the Fund generally will invest in companies (regardless of size) whose stocks appear to be trading below their true value.

------
  57
     one  group(R)

     -------------------
   [GRAPHIC]

Appendix B

--------------------------------------------------------------------------------

Investment Practices

The underlying funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

---------------------------------------------
                         FUND NAME  FUND CODE
  ------------------------------------------
   One Group(R) Prime Money Market
                              Fund       1
  ------------------------------------------
      One Group(R) Short-Term Bond
                              Fund       2
  ------------------------------------------
    One Group(R) Intermediate Bond
                              Fund       3
  ------------------------------------------
     One Group(R) Income Bond Fund       4
  ------------------------------------------
            One Group(R) Bond Fund       5
  ------------------------------------------
      One Group(R) High Yield Bond
                              Fund       6
  ------------------------------------------
      One Group(R) Government Bond
                              Fund       7
  ------------------------------------------
     One Group(R) Ultra Short-Term
                         Bond Fund       8
  ------------------------------------------
   One Group(R) Mid Cap Value Fund       9
  ------------------------------------------
        One Group(R) International
                 Equity Index Fund      10
  ------------------------------------------
          One Group(R) Diversified
                International Fund      11
  ------------------------------------------
     One Group(R) Large Cap Growth
                              Fund      12
  ------------------------------------------
      One Group(R) Large Cap Value
                              Fund      13
  ------------------------------------------
  One Group(R) Mid Cap Growth Fund      14
  ------------------------------------------
  One Group(R) Diversified Mid Cap
                              Fund      15
  ------------------------------------------
   One Group(R) Diversified Equity
                              Fund      16
  ------------------------------------------
     One Group(R) Small Cap Growth
                              Fund      17
  ------------------------------------------
      One Group(R) Small Cap Value
                              Fund      18
  ------------------------------------------
   One Group(R) Equity Income Fund      19
  ------------------------------------------
    One Group(R) Equity Index Fund      20
  ------------------------------------------
      One Group(R) Technology Fund      21
  ------------------------------------------

                                                                    FUND RISK
INSTRUMENT                                                          CODE TYPE
-------------------------------------------------------------------------------
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.   1-21 Market
-------------------------------------------------------------------------------
Treasury Receipts: TRs, TIGRs and CATS.                             1-21 Market
-------------------------------------------------------------------------------
U.S. Government Agency Securities: Securities issued by agencies    1-21 Market
and instrumentalities of the U.S. government. These include Ginnie       Credit
Mae, Fannie Mae and Freddie Mac.

------
58

                                                                     RISK
INSTRUMENT                                                 FUND CODE TYPE
-------------------------------------------------------------------------------
Certificates of Deposit: Negotiable instruments with a     1-6, 8-21 Market
stated maturity.                                                     Credit
                                                                     Liquidity
-------------------------------------------------------------------------------
Time Deposits: Non-negotiable receipts issued by a bank    1-6, 8-21 Liquidity
in exchange for the deposit of funds.                                Credit
-------------------------------------------------------------------------------
Common Stock: Shares of ownership of a company.            6, 9-21   Market
-------------------------------------------------------------------------------
Repurchase Agreements: The purchase of a security and the  1-21      Credit
simultaneous commitment to return the security to the                Market
seller at an agreed upon price on an agreed upon date.               Liquidity
This is treated as a loan.
-------------------------------------------------------------------------------
Reverse Repurchase Agreements: The sale of a security and  1-21      Market
the simultaneous commitment to buy the security back at              Leverage
an agreed upon price on an agreed upon date. This is
treated as a borrowing by a Fund.
-------------------------------------------------------------------------------
Securities Lending: The lending of up to 33 1/3% of a      1-21      Credit
Fund's total assets. In return, the Fund will receive                Market
cash, other securities and/or letters of credit.                     Leverage
-------------------------------------------------------------------------------
When-Issued Securities and Forward Commitments: Purchase   1-21      Market
or contract to purchase securities at a fixed price for              Leverage
delivery at a future date.                                           Liquidity
                                                                     Credit
-------------------------------------------------------------------------------
Investment Company Securities: Shares of other mutual      1-21      Market
funds, including One Group money market funds and shares
of other money market mutual funds for which Banc One
Investment Advisors or its affiliates serve as investment
advisor or administrator. The Government Bond Fund will
purchase only shares of investment companies which invest
exclusively in U.S. Treasury and other agency
obligations. Banc One Investment Advisors will waive
certain fees when investing in funds for which it serves
as investment advisor.
-------------------------------------------------------------------------------
Convertible Securities: Bonds or preferred stock that can  3-6, 8-21 Market
convert to common stock.                                             Credit
-------------------------------------------------------------------------------
Call and Put Options: A call option gives the buyer the    2-21      Management
right to buy, and obligates the seller of the option to              Liquidity
sell, a security at a specified price at a future date. A            Credit
put option gives the buyer the right to sell, and                    Market
obligates the seller of the option to buy, a security at             Leverage
a specified price at a future date. The Funds will sell
only covered call and secured put options.
-------------------------------------------------------------------------------

------
  59

                                                               FUND  RISK
INSTRUMENT                                                     CODE  TYPE
-------------------------------------------------------------------------------
Futures and Related Options: A contract providing for the     2-21   Management
future sale and purchase of a specified amount of a                  Market
specified security, class of securities or an index at a             Credit
specified time in the future and at a specified price.               Liquidity
                                                                     Leverage
-------------------------------------------------------------------------------
Real Estate Investment Trusts ("REITS"): Pooled investment    2-6,   Liquidity
vehicles which invest primarily in income-producing real      9-21   Management
estate or real estate related loans or interest.                     Market
                                                                     Prepayment
                                                                     Tax
-------------------------------------------------------------------------------
Bankers' Acceptances: Bills of exchange or time drafts drawn  8-21   Credit
on and accepted by a commercial bank. Maturities are                 Liquidity
generally six months or less.                                        Market
-------------------------------------------------------------------------------
Commercial Paper: Secured and unsecured short-term            1-6,   Credit
promissory notes issued by corporations and other entities.   8-21   Liquidity
Maturities generally vary from a few days to nine months.            Market
-------------------------------------------------------------------------------
Foreign Securities: Stocks or debt issued by foreign          1-6,   Market
companies, as well as commercial paper of foreign issuers     8-21   Political
and obligations of foreign banks, overseas branches of U.S.          Liquidity
banks and supranational entities. Includes American                  Foreign
Depositary Receipts, Global Depositary Receipts, American            Investment
Depositary Securities and European Depositary Receipts.
-------------------------------------------------------------------------------
Restricted Securities: Securities not registered under the    1-6,   Liquidity
Securities Act of 1933, such as privately placed commercial   8-21   Market
paper and Rule 144A securities.                                      Credit
-------------------------------------------------------------------------------
Variable and Floating Rate Instruments: Obligations with      1-21   Market
interest rates which are reset daily, weekly, quarterly or           Credit
some other period and which may be payable to the Fund on            Liquidity
demand.
-------------------------------------------------------------------------------
Warrants: Securities, typically issued with preferred stock   1, 6,  Market
or bonds, that give the holder the right to buy a             10-13, Credit
proportionate amount of common stock at a specified price.    15-18,
                                                              20, 21
-------------------------------------------------------------------------------
Preferred Stock: A class of stock that generally pays a       2-6,   Market
dividend at a specified rate and has preference over common   9-21
stock in the payment of dividends and in liquidation.
-------------------------------------------------------------------------------

------
60

                                                         FUND        RISK
INSTRUMENT                                               CODE        TYPE
-------------------------------------------------------------------------------
Mortgage-Backed Securities: Debt obligations      1-8, 15, 18, 21    Prepayment
secured by real estate loans and pools of loans.                     Market
These include collateralized mortgage                                Credit
obligations ("CMOs"), and Real Estate Mortgage                       Regulatory
Investment Conduits ("REMICs").
-------------------------------------------------------------------------------
Demand Features: Securities that are subject to   1-6, 8             Market
puts and standby commitments to purchase the                         Liquidity
securities at a fixed price (usually with                            Management
accrued interest) within a fixed period of time
following demand by a Fund.
-------------------------------------------------------------------------------
Asset-Backed Securities: Securities secured by    1-6, 8, 11, 15, 18 Prepayment
company receivables, home equity loans, truck                        Market
and auto loans, leases, credit card receivables                      Credit
and other securities backed by other types of                        Regulatory
receivable or other assets.
-------------------------------------------------------------------------------
Mortgage Dollar Rolls: A transaction in which a   2-8, 11, 15, 18    Prepayment
Fund sells securities for delivery in a current                      Market
month and simultaneously contracts with the same                     Regulatory
party to repurchase similar but not identical
securities on a specified future date.
-------------------------------------------------------------------------------
Adjustable Rate Mortgage Loans ("ARMS"): Loans    2-8                Prepayment
in a mortgage pool which provide for a fixed                         Market
initial mortgage interest rate for a specified                       Credit
period of time, after which the rate may be                          Regulatory
subject to periodic adjustments.
-------------------------------------------------------------------------------
Corporate Debt Securities: Corporate bonds and    2-6, 8, 12, 21     Market
non-convertible debt securities.                                     Credit
-------------------------------------------------------------------------------
Swaps, Caps and Floors: A Fund may enter into     2-21               Market
these transactions to manage its exposure to                         Management
changing interest rates and other factors. Swaps                     Credit
involve an exchange of obligations by two                            Liquidity
parties. Caps and floors entitle a purchaser to
a principal amount from the seller of the cap or
floor to the extent that a specified index
exceeds or falls below a predetermined interest
rate or amount.
-------------------------------------------------------------------------------
New Financial Products: New options and futures   2-21               Management
contracts, and other financial products continue                     Credit
to be developed and the Fund may invest in such                      Market
options, contracts and products.                                     Liquidity
-------------------------------------------------------------------------------

------
  61

                                                         FUND       RISK
INSTRUMENT                                               CODE       TYPE
-------------------------------------------------------------------------------
Structured Instruments: Debt securities issued by   2-19            Market
agencies and instrumentalities of the U.S.                          Management
government, banks, municipalities, corporations                     Liquidity
and other businesses whose interest and/or                          Credit
principal payments are indexed to foreign currency                  Foreign
exchange rates, interest rates, or one or more                      Investment
other referenced indices.
-------------------------------------------------------------------------------
Municipal Securities: Securities issued by a state  1-6, 8          Market
or political subdivision to obtain funds for                        Credit
various public purposes. Municipal securities                       Political
include private activity bonds and industrial                       Tax
development bonds, as well as General Obligation                    Regulatory
Notes, Tax Anticipation Notes, Bond Anticipation
Notes, Revenue Anticipation Notes, Project Notes,
other short-term tax-exempt obligations, municipal
leases and obligations of municipal housing
authorities and single family revenue bonds.
-------------------------------------------------------------------------------
Obligations of Supranational Agencies: Obligations  10, 11, 15, 18  Credit
of supranational agencies which are chartered to                    Foreign
promote economic development and are supported by                   Investment
various governments and governmental agencies.
-------------------------------------------------------------------------------
Currency Futures and Related Options: The Fund may  10, 11          Management
engage in transactions in financial futures and                     Liquidity
related options, which are generally described                      Credit
above. The Fund will enter into these transactions                  Market
in foreign currencies and for hedging purposes                      Political
only.                                                               Leverage
                                                                    Foreign
                                                                    Investment
-------------------------------------------------------------------------------
Forward Foreign Exchange Transactions: Contractual  10, 11          Management
agreement to purchase or sell one specified                         Liquidity
currency for another currency at a specified                        Credit
future date and price. The Fund will enter into                     Market
forward foreign exchange transactions for hedging                   Political
purposes only.                                                      Leverage
                                                                    Foreign
                                                                    Investment
-------------------------------------------------------------------------------
Zero Coupon Debt Securities: Bonds and other debt   2-8, 11, 15, 18 Credit
that pay no interest, but are issued at a discount                  Market
from their value at maturity. When held to                          Zero Coupon
maturity, their entire return equals the
difference between their issue price and their
maturity value.
-------------------------------------------------------------------------------

------
62

                                                              FUND  RISK
INSTRUMENT                                                    CODE  TYPE
-------------------------------------------------------------------------------
Zero-Fixed-Coupon Debt Securities: Zero-coupon debt          2-8    Credit
securities which convert on a specified date to interest-           Market
bearing debt securities.                                            Zero Coupon
-------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities: Derivative multi-class  2-8    Prepayment
mortgage securities usually structured with two classes of          Market
shares that receive different proportions of the interest           Credit
and principal from a pool of mortgage-backed obligations.           Regulatory
These include IOs and POs.
-------------------------------------------------------------------------------
Inverse Floating Rate Instruments: Floating rate debt        2-8    Market
instruments with interest rates that reset in the opposite          Leverage
direction from the market rate of interest to which the             Credit
inverse floater is indexed.
-------------------------------------------------------------------------------
Loan Participations and Assignments: Participations in, or   2-6, 8 Credit
assignments of all or a portion of loans to corporations or         Political
to governments of the less developed countries ("LDCs").            Foreign
                                                                    Investment
                                                                    Market
                                                                    Liquidity
-------------------------------------------------------------------------------
Fixed Rate Mortgage Loans: Investments in fixed rate         2-8    Credit
mortgage loans or mortgage pools which bear simple interest         Prepayment
at fixed annual rates and have short to long final                  Regulatory
maturities.                                                         Market
-------------------------------------------------------------------------------
Short-Term Funding Agreements: Funding agreements issued by  1-6, 8 Credit
banks and highly rated U.S. insurance companies such as             Liquidity
Guaranteed Investment Contracts (GICs) and Bank Investment          Market
Contracts (BICs).
-------------------------------------------------------------------------------
Index Shares: Ownership in unit investment trusts and other  9-21   Market
pooled investment vehicles that hold a portfolio of
securities or stocks designed to track the price
performance and dividend yield of a particular index, such
as Standard and Poor's Depository Receipts ("SPDR's") and
NASDAQ 100's.
-------------------------------------------------------------------------------
Extendable Commercial Notes: Variable rate notes which       1      Market
normally mature within a short period of time (e.g., one            Credit
month) but which may be extended by the issuer for a                Liquidity
maximum maturity of 13 months.
-------------------------------------------------------------------------------

------
  63

                                                                    FUND RISK
INSTRUMENT                                                          CODE TYPE
-------------------------------------------------------------------------------
Participation Interests: Interests in municipal securities,         1    Credit
including municipal leases, from financial institutions such as          Tax
commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of
participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the
Funds to treat the income from the investment as exempt from federal income tax.

--------------------------------------------------------------------------------
Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the underlying funds may fluctuate, as will the value of the Fund's investments in the underlying funds. Ultimately, the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

 . Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

 . Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

  Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

  Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

 . Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

------
64

 . Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

 . Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

 . Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes and governmental collapse and war.

 . Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

 . Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, any premium paid, resulting in an unexpected capital loss.

 . Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

 . Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

 . Zero Coupon Risk. The risk associated with changes in interest rates. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. This risk is similar to Market Risk, which is described above.

------
  65

--------------------------------------------------------------------------------
If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

one group(R) mutual funds

1111 polaris parkway

columbus, ohio 43271-1235

  or visiting

WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information also may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

(Investment Company Act File No. 811-4236)


TOG-F-125
                                                             [LOGO OF ONE GROUP]

BOND FUNDS


                       PROSPECTUS

                       November 1, 2000

                       Class A Shares

                       Class B Shares

                       Class C Shares


                                                     [LOGO OF BANK ONE]


                       One Group(R) Ultra Short-Term Bond Fund

                       One Group(R) Short-Term Bond Fund

                       One Group(R) Intermediate Bond Fund

                       One Group(R) Bond Fund

                       One Group(R) Income Bond Fund

                       One Group(R) Government Bond Fund

                       One Group(R) Treasury & Agency Fund

                       One Group(R) High Yield Bond Fund
                     ---------------


                       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF ANY OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

   TABLE OF

     CONTENTS

                Fund Summaries: Investments, Risk & Performance
                           One Group Ultra Short-Term Bond Fund  2
                                                                ---
                                 One Group Short-Term Bond Fund  6
                                                                ---
                               One Group Intermediate Bond Fund  10
                                                                ---
                                            One Group Bond Fund  14
                                                                ---
                                     One Group Income Bond Fund  18
                                                                ---
                                 One Group Government Bond Fund  22
                                                                ---
                               One Group Treasury & Agency Fund  26
                                                                ---
                                 One Group High Yield Bond Fund  30
                                                                ---

                                                                                                    More About the Funds
                                                                                         Principal Investment Strategies  34
                                                                                                                         ---
                                                                                                        Investment Risks  38
                                                                                                                         ---
                                                                                                     Investment Policies  40
                                                                                                                         ---
                                                                                                       Portfolio Quality  41
                                                                                                                         ---
                                                                                           Temporary Defensive Positions  42
                                                                                                                         ---
                                                                                                      Portfolio Turnover  42
                                                                                                                         ---

                 How to do Business with One Group Mutual Funds
                                         Purchasing Fund Shares  43
                                                                -------
                                                  Sales Charges  46
                                                                -------
                            Sales Charge Reductions and Waivers  49
                                                                -------
                                         Exchanging Fund Shares  52
                                                                -------
                                          Redeeming Fund Shares  54
                                                                -------

                          Shareholder Information
                                    Voting Rights    57
                                                    ---
                                Dividend Policies    57
                                                    ---
                    Tax Treatment of Shareholders    58
                                                    ---
               Shareholder Statements and Reports    59
                                                    ---

                                                                                    Management of One Group Mutual Funds
                                                                                                             The Advisor  60
                                                                                                                         ---
                                                                                                         The Sub-Advisor  60
                                                                                                                         ---
                                                                                                           Advisory Fees  60
                                                                                                                         ---
                                                                                                       The Fund Managers  61
                                                                                                                         ---
                                           Banc One High Yield Partners--Prior Performance of Pacholder Associates, Inc.  61
                                                                                                                         ---

                                                  Financial Highlights  63
                                                                       -----
                                       Apendix A: Investment Practices  76
                                                                       -----
     one group(R)

     -------------------
[GRAPHIC]

MUTUAL FUNDS

PRIVACY POLICY
One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:
  . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.
  . Customer -- a consumer who has a continuing relationship with One Group Mutual Funds through record ownership of fund shares.
  . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud and to make available products and services that may be of interest to you. We collect nonpublic personal information about you from the following sources:
  . Information we receive from you on applications or other forms, on our website or through other means;
  . Information we receive from you through transactions, correspondence and other communications with us; and
  . Information we otherwise obtain from you in connection with providing you a financial product or service.

INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or former customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas or as described in the following section.

INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in COLLECTION OF NONPUBLIC PERSONAL INFORMATION with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint marketing agreements. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE
From our website, One Group Mutual Funds does not knowingly collect or use personal information from children under the age of 13 without obtaining verifiable consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

SECURITY
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclosure of information or access to information about you.

We restrict access to nonpublic personal information about you to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

------
   1
     one group(R)

     -------------------

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Ultra Short-Term Bond Fund







What is the goal of the Ultra Short-Term Bond Fund?

The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

What are the Ultra Short-Term Bond Fund's main investment strategies?

The Fund mainly invests in all types of debt securities, including money market instruments and taxable and tax-exempt municipal securities. As part of its main investment strategy, the Fund invests in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical nature of the transaction. For more information about the Ultra Short-Term Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Ultra Short-Term Bond Fund?

The main risks of investing in the Ultra Short-Term Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Ultra Short-Term Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Ultra Short-Term Bond Fund. For additional information on risk, please read "Investment Risks."

------
 2

     -------------------
-----------------

Ultra Short-Term Bond Fund

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect a security's liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments. The Fund also uses investment management hedging techniques that may expose the Fund to additional risks.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
   3
     one group(R)

     -------------------

FUND SUMMARY

Ultra Short-Term Bond Fund

How has the Ultra Short-Term Bond Fund performed?

By showing the variability of the Ultra Short-Term Bond Fund's performance from year to year, the chart and the table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE ULTRA SHORT-TERM BOND FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.


The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown DO NOT reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                                1994     1.66%
                                1995     6.66%
                                1996     5.93%
                                1997     6.50%
                                1998     5.05%
                                1999     4.28%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.10%.

/2/For periods prior to the commencement of operations of Class A shares on March 10, 1993, Class A performance is based on Class I performance from February 2, 1993 to March 9, 1993, adjusted to reflect differences in expenses.


--------------------------------------------------------------------------------

Best Quarter: 2.13% 1Q1995   Worst Quarter: 0.07% 2Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table DO include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                            INCEPTION   1 YEAR 5 YEARS PERFORMANCE
                          DATE OF CLASS                   SINCE
                                                         2/2/93
Class A                      3/10/93     1.19%  5.04%     4.38%
------------------------------------------------------------------
Class B                      1/14/94     0.80%  5.11%     4.24%
------------------------------------------------------------------
Merrill Lynch 1 Year
 Treasury Bill Index/2/                  4.03%  5.85%     5.04%
------------------------------------------------------------------
Lipper Ultra Short Fund
 Index/3/                                4.50%     *         *
------------------------------------------------------------------

/1/For periods prior to the commencement of operations of Class A shares on March 10, 1993, Class A performance is based on Class I performance from February 2, 1993 to March 9, 1993. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from February 2, 1993 to January 13, 1994. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Merrill Lynch 1 Year Treasury Bill Index is an unmanaged index which reflects the total return of a hypothetical Treasury bill with a discount rate equal to the average rate established at each of the auctions during a given year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.
/3/The Lipper Ultra Short Fund Index is typically comprised of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days.
* Index did not exist.

------
 4

     -------------------






Ultra Short-Term Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
---------------------------------------------------------------------------
shareholder fees (fees paid directly from your
investment)/1/                                    CLASS A   CLASS B CLASS C
---------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases   3.00%      none    none
---------------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)                none/2/  3.00%   1.00%
---------------------------------------------------------------------------
 (as a percentage of original purchase price of
  redemption proceeds, as applicable)
Redemption Fee                                      none      none    none
---------------------------------------------------------------------------
Exchange Fee                                        none      none    none
---------------------------------------------------------------------------

FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS A CLASS B CLASS C
-------------------------------------------------------------------
Investment Advisory Fees                      .55%    .55%    .55%
-------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    .35%   1.00%   1.00%
-------------------------------------------------------------------
Other Expenses/3/                             .22%    .22%    .22%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses         1.12%   1.77%   1.77%
-------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/  (.42%)  (.57%)  (.57%)
-------------------------------------------------------------------
Net Expenses                                  .70%   1.20%   1.20%
-------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .70% for Class A shares, 1.20% for Class B shares and 1.20% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.


           CLASS A CLASS B/2/ CLASS B/2/  CLASS C    CLASS C
                    ASSUMING   ASSUMING   ASSUMING   ASSUMING
                   REDEMPTION     NO     REDEMPTION     NO
                   AT THE END REDEMPTION AT THE END REDEMPTION
                    OF EACH               OF EACH
                     PERIOD                PERIOD
------------------------------------------------------------------------
1 Year/1/  $  369    $  422     $  122     $  222     $  122
------------------------------------------------------------------------
3 Years       605       702        502        502        502
------------------------------------------------------------------------
5 Years       859       906        906        906        906
------------------------------------------------------------------------
10 Years    1,586     1,707      1,707      1,707      2,037
------------------------------------------------------------------------
/1/Without contractual fee waivers, 1 Year expenses would be as follows:
 Class A             $  411
 Class B (with
  redemption)        $  480
 Class B (no
  redemption)        $  180
 Class C (with
  redemption)        $  280
 Class C (no
  redemption)        $  180

/2/Class B shares automatically convert to Class A shares after six (6) years.
  Therefore, the number in the "10 years" example for Class B shares represents a combination of CLass A and Class B operating expenses.

------
   5
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Short-Term Bond Fund







What is the goal of the Short-Term Bond Fund?

The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

What are the Short-Term Bond Fund's main investment strategies?

The Fund mainly invests in debt securities with short to intermediate remaining maturities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Short-Term Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Short-Term Bond Fund?

The main risks of investing in the Short-Term Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Short-Term Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Short-Term Bond Fund. For additional information on risk, please read "Investment Risks."

------
 6

     -------------------
-----------------

Short-Term Bond Fund

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect a security's liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
   7
     one  group(R)

     -------------------





FUND SUMMARY
Short-Term Bond Fund

How has the Short-Term Bond Fund performed?
By showing the variability of the Short-Term Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE SHORT-TERM BOND FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.


The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.
BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRPAH]

                              1991         13.08%
                              1992          5.80%
                              1993          6.60%
                              1994         -0.66%
                              1995         11.57%
                              1996          4.13%
                              1997          5.91%
                              1998          6.53%
                              1999          2.79%


/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.01%.

/2/For periods prior to the commencement of the operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from September 4, 1990 to February 17, 1992, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter: 4.38% 4Q1991   Worst Quarter: -0.99% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.
AVERAGE ANNUAL TOTAL RETURNS through December 31, 19991
--------------------------------------------------------------------------------

           INCEPTION  1 YEAR  5 YEARS PERFORMANCE
            DATE OF                      SINCE
             CLASS                      9/4/90
Class A       2/18/92 -0.32%   5.51%     5.96%
-------------------------------------------------
Class B       1/14/94 -0.60%   5.65%     5.78%
-------------------------------------------------
Lehman Brothers 1-3
 Year
 Government/Credit
 Index/2/              3.15%   6.55%     6.49%
-------------------------------------------------
Lehman Brothers 1-3
 Year Government
 Index/3/              2.97%   6.47%     6.41%
-------------------------------------------------
Lipper Short U.S.
 Government Fund
 Index/4/              2.55%   6.12%     6.03%
-------------------------------------------------

/1/For periods prior to the commencement of the operations of Class A shares on February 18, 1992, Class A performance is based on Class I performance from September 4, 1990 to February 17, 1992. For the periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from September 4, 1990 to January 13, 1994. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index with a broad measure of the performance of short-term government and corporate fixed-rate debt issues. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares. The benchmark for the Short-Term Bond Fund has been changed from the Lehman Brothers 1-3 Year Government Index to the Lehman Brothers 1-3 Year Government/Credit Index in order to better represent the investment policies for comparison purposes.
/3/The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of U.S. government and agency securities with maturities of one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.
/4/The Lipper Short U.S. Government Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

------
 8

     -------------------








Short-Term Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
---------------------------------------------------------------------
(fees paid directly from your
investment)/1/                              CLASS A   CLASS B CLASS C
---------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                   3.00%      none    none
---------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)          none/2/  3.00%   1.00%
---------------------------------------------------------------------
 (as a percentage of original purchase
 price of redemption proceeds, as
 applicable)
Redemption Fee                                none      none    none
---------------------------------------------------------------------
Exchange Fee                                  none      none    none
---------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS A   CLASS B CLASS C
---------------------------------------------------------------------
Investment Advisory Fees                      .60%      .60%    .60%
---------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    .35%     1.00%   1.00%
---------------------------------------------------------------------
Other Expenses/3/                             .21%      .21%    .21%
---------------------------------------------------------------------
Total Annual Fund Operating Expenses         1.16%     1.81%   1.81%
---------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/   (.36%)    (.51%)  (.51%)
---------------------------------------------------------------------
Net Expenses                                  .80%     1.30%   1.30%
---------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense Information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .80% for Class A shares, 1.30% for Class B shares and 1.30% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  379     $  432       $  132       $  232       $  132
----------------------------------------------------------------------
3 Years       623        720          520          520          520
----------------------------------------------------------------------
5 Years       885        932          932          932          932
----------------------------------------------------------------------
10 Years    1,636      1,756        1,756        2,085        2,085
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

  Class A           $415
  Class B (with
   redemption)      $484
  Class B (no
   redemption)      $184
  Class C (with
   redemption)      $284
  Class C (no
   redemption)      $184

/2/Class B shares automatically convert to Class A shares after six (6) years.
   Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
   9
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Intermediate Bond Fund







What is the goal of the Intermediate Bond Fund?

The Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities.

What are the Intermediate Bond Fund's main investment strategies?

The Fund mainly invests in debt securities of all types, including bonds, notes, U.S. government obligations, and taxable and tax-exempt municipal securities with intermediate maturities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Intermediate Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Intermediate Bond Fund?

The main risks of investing in the Intermediate Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Intermediate Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Intermediate Bond Fund. For additional information on risk, please read "Investment Risks."

------
10

     -------------------
-----------------


Intermediate Bond Fund

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect a security's liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect return on investment and yield of mortgage-and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


How has the Intermediate Bond Fund performed?

By showing the variability of the Intermediate Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE INTERMEDIATE BOND FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

------
  11
     one  group(R)

     -------------------

FUND SUMMARY

Intermediate Bond Fund

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES

                                    [GRAPH]

                               1990        8.92%
                               1991       14.38%
                               1992        5.92%
                               1993        8.40%
                               1994       -6.30%
                               1995       19.47%
                               1996        5.61%
                               1997        8.01%
                               1998        7.40%
                               1999        0.38%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.88%. The performance information for One Group Intermediate Bond Fund for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund. The predecessor to the Pegasus Intermediate Bond Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Intermediate Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. One Group Intermediate Bond Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. For periods prior to the commencement of Class A shares on May 1, 1992, Class A performance is based on common trust fund performance from December 31, 1983 to May 31, 1991 and Class I performance from June 1, 1991 to April 30, 1992, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter: 6.10% 2Q1995   Worst Quarter: -2.32% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                     INCEPTION   1 YEAR  5 YEARS 10 YEARS  PERFORMANCE
                   DATE OF CLASS                          SINCE 12/31/83
Class A                5/1/92    -4.14%   7.01%    6.52%       7.72%
Class B               9/23/96    -4.94%   6.82%    6.14%       7.21%
Class C               3/22/99    -1.17%   7.07%    6.12%       7.21%
Lehman Brothers
 Intermediate
 Government/Credit
 Bond Index/2/                    0.39%   7.10%    7.26%       8.77%
Lipper Short
 Intermediate
 U.S. Government
 Index/3/                         0.82%   6.04%    6.29%          *

/1/The performance information for One Group Intermediate Bond Fund for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund. The predecessor to the Pegasus Intermediate Bond Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Intermediate Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations, and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. One Group Intermediate Bond Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. For periods prior to the commencement of Class A shares on May 1, 1992, Class A performance is based on common trust fund performance from December 31, 1983 to May 31, 1991 and Class I performance from June 1, 1991 to April 30, 1992. For periods prior to the commencement of operations of Class B shares on September 23, 1996, Class B performance is based on Class A from December 31, 1983 to September 22, 1996. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B from December 31, 1983 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. government agency and Treasury securities and investment grade corporate bonds. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales fees on Class A Shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/The Lipper Short Intermediate U.S. Government Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category..
*  Index did not exist.

------
12

     -------------------


Intermediate Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
---------------------------------------------------------------------
(fees paid directly from your
investment)/1/                              CLASS A   CLASS B CLASS C
---------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                   4.50%      none    none
---------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)          none/2/  5.00%   1.00%
---------------------------------------------------------------------
 (as a percentage of original purchase
 price of redemption proceeds, as
 applicable)
Redemption Fee                                none      none    none
---------------------------------------------------------------------
Exchange Fee                                  none      none    none
---------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS A   CLASS B CLASS C
---------------------------------------------------------------------
Investment Advisory Fees                      .60%      .60%    .60%
---------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    .35%     1.00%   1.00%
---------------------------------------------------------------------
Other Expenses/3/                             .21%      .21%    .21%
---------------------------------------------------------------------
Total Annual Fund Operating Expenses         1.16%     1.81%   1.81%
---------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/   (.33%)    (.33%)  (.33%)
---------------------------------------------------------------------
Net Expenses                                  .83%     1.48%   1.48%
---------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges." /3/ Expense Information has been restated to reflect current fees.

/4/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .83% for Class A shares, 1.48% for Class B shares and 1.48% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.
Examples
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  531     $  651       $  151       $  251       $  151
----------------------------------------------------------------------
3 Years       771        837          537          537          537
----------------------------------------------------------------------
5 Years     1,029      1,149          949          949          949
----------------------------------------------------------------------
10 Years    1,767      1,928        1,928        2,100        2,100
----------------------------------------------------------------------

/1/  Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A           $563
   Class B (with
    redemption)      $684
   Class B (no
    redemption)      $184
   Class C (with
    redemption)      $284
   Class C (no
    redemption)      $184

/2/ Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  13
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Bond Fund

What is the goal of the Bond Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Bond Fund's main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Bond Fund?

The main risks of investing in the Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Bond Fund. For additional information on risk, please read "Investment Risks."

------
14

     -------------------

-----------------

Bond Fund

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect a security's liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for the securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  15
     one group(R)

     -------------------



FUND SUMMARY

Bond Fund

How has the Bond Fund performed?

By showing the variability of the Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE BOND FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------

                                    [GRAPH]

                               1990        8.90%
                               1991       15.23%
                               1992        6.48%
                               1993       11.33%
                               1994       -6.91%
                               1995       23.68%
                               1996        4.98%
                               1997        9.63%
                               1998        7.94%
                               1999       -1.11%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 6.75%. The above quoted performance data also includes the performance of a common trust fund, the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund for the period prior to the consolidation with the One Group Bond Fund on March 22, 1999. The predecessor to the Pegasus Bond Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. For periods prior to the commencement of operations of Class A shares on May 1, 1992, Class A performance is based on common trust fund performance from December 31, 1983 to May 31, 1991 and Class I performance from June 1, 1991 to April 30, 1992, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter: 7.61% 2Q1995   Worst Quarter: -2.66% 2Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                     INCEPTION 1 YEAR 5 YEARS 10 YEARS    PERFORMANCE
                 DATE OF CLASS                         SINCE 12/31/83
Class A             5/1/92     -5.57%  7.73%   7.22%       8.72%
Class B             8/26/96    -6.44%  7.63%   6.87%       8.22%
Class C             3/22/99    -2.20%  7.83%   6.84%       8.25%
                                                           9.28%
Lehman Brothers
 Aggregate Bond
 Index/2/                      -0.82%  7.73%   7.70%       9.58%
Lipper
 Intermediate
 U.S. Government
 Index/3/                      -1.39%  6.63%   6.59%           *

/1/The above quoted performance data also includes the performance of a common trust fund, the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund for the period prior to the consolidation with the One Group Bond Fund on March 22, 1999. The predecessor to the Pegasus Bond Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. For periods prior to the commencement of operations of Class A shares on May 1, 1992, Class A performance is based on common trust fund performance from December 31, 1983 to May 31, 1991 and Class I performance from June 1, 1991 to April 30, 1992. For periods prior to the commencement of operations of Class B shares on August 26, 1996, Class B performance is based on Class A from December 31, 1983 to August 25, 1996. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C shares performance is based on Class B from December 31, 1983 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/ The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/The Lipper Intermediate U.S. Government Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
*  Index did not exist.

------
16

     -------------------





Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------
(fees paid directly from your investment)/1/      CLASS A CLASS B CLASS C
-------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases    4.50%    none    none
-------------------------------------------------------------------------
 (as a percentage of offering price)
-------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)              none/2/   5.00%   1.00%
-------------------------------------------------------------------------
 (as a percentage of original purchase price of
  redemption proceeds, as applicable)
Redemption Fee                                       none    none    none
-------------------------------------------------------------------------
Exchange Fee                                         none    none    none
-------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------
(expenses that are deducted from Fund assets)  CLASS A  CLASS B  CLASS C
-------------------------------------------------------------------------
Investment Advisory Fees                          .60%     .60%     .60%
-------------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees        .35%    1.00%    1.00%
-------------------------------------------------------------------------
Other Expenses/3/                                 .23%     .23%     .23%
-------------------------------------------------------------------------
Total Annual Fund Operating Expenses             1.18%    1.83%    1.83%
-------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/       (.33%)   (.33%)   (.33%)
-------------------------------------------------------------------------
Net Expenses                                      .85%    1.50%    1.50%
-------------------------------------------------------------------------

/1/ If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/ Except for purchases of $1 million or more. Please see "Sales Charges."
/3/ Expense information has been restated to reflect current fees.

/4/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .85% for Class A shares, 1.50% for Class B shares and 1.50% for Class C for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples


The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if either you redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.


           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  533     $  653       $  153       $  253       $  153
----------------------------------------------------------------------
3 Years    $  777     $  844       $  544       $  544       $  544
----------------------------------------------------------------------
5 Years    $1,039     $1,160       $  960       $  960       $  960
----------------------------------------------------------------------
10 Years   $1,789     $1,950       $1,950       $2,121       $2,121
----------------------------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A           $565
   Class B (with
    redemption)      $686
   Class B (no
    redemption)      $186
   Class C (with
    redemption)      $286
   Class C (no
    redemption)      $186

/2/ Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  17
     one  group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Income Bond Fund


What is the goal of the Income Bond Fund?


The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

What are the Income Bond Fund's main investment stratefies?

The Fund mainly invests in investment grade debt securities (or unrated debt securities that are determined to be of comparable quality by Banc One Investment Advisors). In addition, the Fund also may invest in convertible securities, preferred stock, loan participations and debt securities rated below investment grade (i.e., junk bonds.) (The Fund may not invest more than 30% of its total assets in these securities.) The Fund also invests in mortgage-backed and asset-backed securities. The Fund invests in securities with short to long maturities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Income Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations. A "junk bond" is a debt security that is rated below investment grade. (Junk bonds also include unrated securities that Banc One Investment Advisors believes to be of comparable quality to debt securities that are rated below investment grade.) Junk bonds are also called "high yield bonds" and "non-investment grade bonds." These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor's Corporation and Ba or lower by Moody's Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

What are the main risks of investing in the Income Bond Fund?

The main risks of investing in the Income Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Income Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Income Bond Fund. For additional information on risk, please read "Investment Risks."

------
18

     -------------------
-----------------

Income Bond Fund

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect a security's liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

Portfolio Quality. The Fund may invest in securities that are rated in the lowest investment grade. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. The Fund also may invest in securities that are rated below investment grade. These securities are considered to be speculative and may be issued by companies which are highly leveraged, less creditworthy or financially distressed.

Derivative Risk. The Fund invests in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  19
     one group(R)

     -------------------

FUND SUMMARY

Income Bond Fund

How has the Income Bond Fund performed?

By showing the variability of the Income Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE INCOME BOND FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                               1994       -0.95%
                               1995       17.20%
                               1996        2.72%
                               1997        8.63%
                               1998        7.40%
                               1999       -1.28%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 6.33%. One Group Income Bond Fund consolidated with the Pegasus Multi-Sector Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. Therefore, all performance information for One Group Income Bond Fund for periods prior to March 22, 1999, reflects the performance of the Pegasus Multi-Sector Bond Fund.

--------------------------------------------------------------------------------

Best Quarter: 5.55% 2Q1995   Worst Quarter: -1.98% 1Q1996
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                            INCEPTION   1 YEAR 5 YEARS PERFORMANCE
                          DATE OF CLASS                SINCE 3/5/93
Class A                      3/5/93     -5.71%  5.77%     4.62%
Class B                      5/31/95    -6.66%  5.74%     4.82%
Class C                      5/30/00    -3.13%  5.96%     4.72%
Lehman Brothers
 Aggregate Bond Index/2/                -0.82%  7.73%     6.03%
Lipper Intermediate
 Investment Grade
 Index/3/                               -0.98%  7.08%     5.50%

/1/One Group Income Bond Fund consolidated with the Pegasus Multi-Sector Bond
   Fund on March 22, 1999. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was the accounting survivor. The performance information for One Group Income Bond Fund for periods prior to March 22, 1999, reflects the performance of the Pegasus Multi-Sector Bond Fund. On December 2, 1994 the Fund terminated its offering of Class B shares and such shares converted to Class A shares. The Fund re-offered Class B shares on May 31, 1995. For periods prior to the re-offering of Class B shares on May 31, 1995, Class B performance is based on Class A performance from March 5, 1993 to May 30, 1995. For periods prior to the commencement of operations of Class C shares on May 30, 2000, Class C performance is based on Class B from March 5, 1993 to May 29, 2000. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C shares.
/3/The Lipper Intermediate Investment Grade Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

------
20

     -------------------







Income Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES                                  CLASS A CLASS B CLASS C
-------------------------------------------------------------------------
(fees paid directly from your investment)/1/
-------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases    4.50%   none    none
-------------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)              none/2/  5.00%   1.00%
-------------------------------------------------------------------------
 (as a percentage of original purchase price of
  redemption proceeds, as applicable)
Redemption Fee                                       none   none    none
-------------------------------------------------------------------------
Exchange Fee                                         none   none    none
-------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES                 CLASS A CLASS B CLASS C
----------------------------------------------------------------------
(expenses that are deducted from fund assets)
----------------------------------------------------------------------
Investment Advisory Fees                         .60%    .60%    .60%
----------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees       .35%   1.00%   1.00%
----------------------------------------------------------------------
Other Expenses/3/                                .22%    .22%    .22%
----------------------------------------------------------------------
Total Annual Fund Operating Expenses            1.17%   1.82%   1.82%
----------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/     (.25%)  (.25%)  (.25%)
----------------------------------------------------------------------
Net Expenses                                     .92%   1.57%   1.57%
----------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .92% for Class A shares, 1.57% for Class B shares and 1.57% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/    $540       $660         $160         $260         $160
----------------------------------------------------------------------
3 Years       781        848          548          548          548
----------------------------------------------------------------------
5 Years     1,042      1,162          962          962          962
----------------------------------------------------------------------
10 Years    1,785      1,946        1,946        2,117        2,117
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A           $564
   Class B (with
    redemption)      $685
   Class B (no
    redemption)      $185
   Class C (with
    redemption)      $285
   Class C (no
    redemption)      $185

------
  21
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Government Bond Fund





What is the goal of the Government Bond Fund?


The Fund seeks a high level of current income with liquidity and safety of principal.

What are the Government Bond Fund's main investment strategies?


The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities (i.e., government bonds) or related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include mortgage-backed securities. Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Government Bond Fund spreads its holdings across various security types within the government market sector. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction. For more information about the Government Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a government bond?

A "government bond" is a debt instrument with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities.

What are the main risks of investing in the Government Bond Fund?


The main risks of investing in the Government Bond Fund and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Government Bond Fund and its yield will change every day in response market conditions. You may lose money if you invest in the Government Bond Fund. For additional information on risk, please read "Investment Risks."

------
22

     -------------------
    MAIN RISKS
-----------------


Government Bond Fund

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Prepayment and Call Risk. As part of its main investment strategies, the Fund invests in mortgage-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be DERIVATIVES. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  23
     one  group(R)

     -------------------




FUND SUMMARY

Government Bond Fund

How has the Government Bond Fund performed?

By showing the variability of the Government Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE GOVERNMENT BOND FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/,/2/ -- CLASS A SHARES


                                    [GRAPH]

                               1994       -3.26%
                               1995       17.87%
                               1996        2.24%
                               1997        9.49%
                               1998        7.96%
                               1999       -2.00%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 6.93%.

/3/For periods prior to the commencement of operations of Class A shares on March 5, 1993, Class A performance is based on Class I performance from February 8, 1993 to March 4, 1993, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 5.65% 2Q 1995   Worst Quarter: -2.34% 1Q 1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include applicable sales charges.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                             INCEPTION   1 YEAR 5 YEARS PERFORMANCE
                           DATE OF CLASS                   SINCE
                                                          2/8/93
Class A                       3/5/93     -6.40%  5.92%     4.42%
Class B                       1/14/94    -7.27%  5.92%     4.40%
Class C                       3/22/99    -3.45%  6.19%     4.35%
Lehman Brothers
 Government Bond Index/2/                -2.23%  7.44%     5.79%
Salomon Brothers 3-7 Year
 Treasury Index/3/                       -0.78%  7.26%     5.56%
Lipper General U.S.
 Government Fund Index/4/                -2.66%  6.47%     4.70%

/1/For periods prior to the commencement of operations of Class A shares on March 5, 1993, Class A performance is based on Class I performance from February 8, 1993 to March 4, 1993. For periods prior to the commencement of operations of Class B shares on January 14, 1994, Class B performance is based on Class A from February 8, 1993 to January 13, 1994. For periods prior to the commencement of operations of Class C shares on March 22, 1999, Class C performance is based on Class B from February 8, 1993 to March 21, 1999. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.
/2/The Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued by the U.S. government. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares. The benchmark index for the Government Bond Fund has changed from the Salomon Brothers 3-7 Year Treasury Index to the Lehman Brothers Government Bond Index to better represent the investment policies for comparison purposes.
/3/The Salomon Brothers 3-7 Year Treasury Index is an unmanaged index comprised of US government agency and Treasury securities and mortgage-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C shares.
/4/The Lipper General U.S. Government Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

------
24

     -------------------








Government Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------
(fees paid directly from your investment)/1/      CLASS A CLASS B CLASS C
-------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases    4.50%   none    none
-------------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)              none/2/  5.00%   1.00%
-------------------------------------------------------------------------
 (as a percentage of original purchase price of
  redemption proceeds, as applicable)
Redemption Fee                                       none   none    none
-------------------------------------------------------------------------
Exchange Fee                                         none   none    none
-------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS A CLASS B CLASS C
-------------------------------------------------------------------
Investment Advisory Fees                      .45%    .45%    .45%
-------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    .35%   1.00%   1.00%
-------------------------------------------------------------------
Other Expenses/3/                             .22%    .22%    .22%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses         1.02%   1.67%   1.67%
-------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/   (.12%)  (.12%)  (.12%)
-------------------------------------------------------------------
Net Expenses                                  .90%   1.55%   1.55%
-------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .90% for Class A shares, 1.55% for Class B shares and 1.55% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.
Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.


            CLASS A    CLASS B/2/     CLASS B/2/       CLASS C        CLASS C
                        ASSUMING      ASSUMING NO     ASSUMING      ASSUMING NO
                      REDEMPTION AT   REDEMPTION    REDEMPTION AT   REDEMPTION
                       THE END OF                    THE END OF
                       EACH PERIOD                   EACH PERIOD
-------------------------------------------------------------------------------
1 Year/1/   $  538       $   658        $  158         $  258         $  158
-------------------------------------------------------------------------------
3 Years        749           815           515            515            515
-------------------------------------------------------------------------------
5 Years        977         1,096           896            896            896
-------------------------------------------------------------------------------
10 Years     1,631         1,793         1,793          1,966          1,966
-------------------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A           $549
   Class B (with
    redemption)      $670
   Class B (no
    redemption)      $170
   Class C (with
    redemption)      $270
   Class C (no
    redemption)      $170

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  25
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

Treasury & Agency Fund





What is the goal of the Treasury & Agency Fund?


The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

What are the Treasury & Agency Fund's main investment strategies?

The Fund invests exclusively in U.S. Treasury and other U.S. agency obligations including fixed income and mortgage-related securities and repurchase agreements. Mortgage-related securities include government mortgage-backed securities and adjustable rate mortgage loans known as ARMs. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for individual securities that it believes will perform well over time. The Treasury and Agency Fund spreads its holdings across various security types and concentrates on issues with short or intermediate remaining maturities. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Treasury & Agency Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Treasury & Agency Fund?

The main risks of investing in the Treasury & Agency Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Treasury & Agency Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Treasury & Agency Fund. For additional information on risk, please read "Investment Risks."

------
26

Treasury & Agency Fund

     -------------------
    MAIN RISKS
-----------------

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  27
     one  group(R)

     -------------------

FUND SUMMARY

Treasury & Agency Fund

How has the Treasury & Agency Fund performed?

By showing the variability of the Treasury & Agency Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE TREASURY & AGENCY FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                               1990        8.79%
                               1991       11.01%
                               1992        5.69%
                               1993        4.88%
                               1994        0.84%
                               1995       15.03%
                               1996        2.98%
                               1997        7.48%
                               1998        8.01%
                               1999       -0.33%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 6.03%. The Treasury & Agency Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------

Best Quarter: 5.10% 2Q1995   Worst Quarter: -1.34% 1Q1996
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include sales charges and recurring account fees.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                    INCEPTION   1 YEAR 5 YEARS 10 YEARS  PERFORMANCE
                  DATE OF CLASS                         SINCE 4/30/88
Class A              1/20/97    -3.37%  5.86%   6.03%       6.33%
Class B              1/20/97    -3.66%  5.95%   5.80%       6.06%
Lehman Brothers
 Intermediate
 Treasury
 Index/2/                        0.41%  6.92%   7.09%       7.44%
Lipper Short
 U.S. Government
 Fund Index/3/                   2.55%  6.12%   6.03%           *

/1/The Treasury & Agency Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.
/2/The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of U.S. Treasury-issued securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.
/3/The Lipper Short U.S. Government Fund Index consists of the equally weighted average month returns of the largest funds within the universe of all funds in the category.
* Index did not exist.

------
28

     -------------------




Treasury & Agency Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
---------------------------------------------------------------------
(fees paid directly from your
investment)/1/                              CLASS A   CLASS B CLASS C
---------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases                                   3.00%      none    none
---------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)          none/2/  3.00%   1.00%
---------------------------------------------------------------------
 (as a percentage of original purchase
 price of redemption proceeds,
 as applicable)
Redemption Fee                                none      none    none
---------------------------------------------------------------------
Exchange Fee                                  none      none    none
---------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS A   CLASS B CLASS C
---------------------------------------------------------------------
Investment Advisory Fees                      .40%      .40%    .40%
---------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    .35%     1.00%   1.00%
---------------------------------------------------------------------
Other Expenses/3/                             .22%      .22%    .22%
---------------------------------------------------------------------
Total Annual Fund Operating Expenses          .97%     1.62%   1.62%
---------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/   (.27%)    (.42%)  (.42%)
---------------------------------------------------------------------
Net Expenses                                  .70%     1.20%   1.20%
---------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .70% for Class A shares, 1.20% for Class B shares and 1.20% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  369     $  422       $  122       $  222       $  122
----------------------------------------------------------------------
3 Years       574        670          470          470          470
----------------------------------------------------------------------
5 Years       795        842          842          842          842
----------------------------------------------------------------------
10 Years    1,430      1,552        1,552        1,887        1,887
----------------------------------------------------------------------

/1/Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A          $396
   Class B (with
    redemption)     $465
   Class B (no
    redemption)     $165
   Class C (with
    redemption)     $265
   Class C (no
    redemption)     $165

/2/Class B shares automatically convert to Class A shares after six (6) years.
   Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  29
     one group(R)

     -------------------
[GRAPHIC]

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

High Yield Bond Fund

What is the goal of the High Yield Bond Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

What are the High Yield Bond Fund's main investment strategies?

The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations. The Fund's investments generally will be rated below investment grade or unrated. Such securities are also known as junk bonds. The Fund's sub-advisor, Banc One High Yield Partners, LLC focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund's investments. For more information about the High Yield Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?

A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities and zero coupon obligations.

What is a junk bond?

A "junk bond" is a debt security that is rated below investment grade. (Junk bonds also include unrated securities that Banc One Investment Advisors or Banc One High Yield Partners believes to be of comparable quality to debt securities that are rated below investment grade.) Junk bonds are also called "high yield bonds" and "non-investment grade bonds." These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor's Corporation and Ba or lower by Moody's Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

What are the main risks of investing in the High Yield Bond Fund?

The main risks of investing in the High Yield Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the High Yield Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the High Yield Bond Fund. For additional information on risk, please read "Investment Risks."

------
30

     -------------------
-----------------


High Yield Bond Fund

MAIN RISKS

Junk Bond Risk. The Fund's main investment strategy is to invest in securities which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Smaller Companies. As part of its high yield strategy, the Fund invests in debt securities of smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in the value of their debt securities. This may cause unexpected decreases in the value of your investment in the Fund.

Sensitivity to Interest Rates and Economic Changes. The income and market value of the Fund's securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund's investments and the Fund's net asset value may be volatile.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------
  31
     one group(R)

     -------------------

FUND SUMMARY

High Yield Bond Fund

How has the High Yield Bond Fund performed?

By showing the variability of the High Yield Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE HIGH YIELD BOND FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions. The returns shown do not reflect applicable sales charges. If these charges were included, the returns would be lower than those shown.

BAR CHART (per calendar year)/1/ -- CLASS A SHARES
--------------------------------------------------------------------------------


                                    [GRAPH]

                               1999       3.11%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 0.01%.

--------------------------------------------------------------------------------

Best Quarter: 3.30% 1Q1999   Worst Quarter: -1.57% 3Q1999
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results. The average annual returns shown on the Average Annual Total Return Table do include sales charges and recurring account fees.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/
--------------------------------------------------------------------------------

                                   INCEPTION   1 YEAR  PERFORMANCE
                                 DATE OF CLASS        SINCE 11/13/98
Class A                            11/13/98    -1.51%     -0.45%
Class B                            11/13/98    -2.23%     -0.29%
Class C                             3/22/99     1.59%      3.08%
CSFB Global High Yield Index/2/                 3.28%      2.80%
CSFB Domestic Plus High Yield
 Index/3/                                       2.26%       *
Lipper High Yield Bond Fund
 Index/4/                                       4.78%      4.11%

/1/Prior to the commencement of operations of Class C shares on March 22, 1999, the performance of Class C is based on Class B adjusted to reflect the difference in expenses and sales charges.
/2/The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged index comprised of securities that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred charges on Class B and Class C shares. The CSFB Global High Yield Index was formerly named the CSFB High Yield Index.
/3/The Credit Suisse First Boston (CSFB) Domestic Plus High Yield Index is an unmanaged index comprised of high yield securities, within developed nations, that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B Class C shares.
/4/The Lipper High Yield Bond Fund Index is an unmanaged index typically comprised of the 30 largest mutual funds aimed at high current yields from fixed income securities. These funds have no quality or maturity restrictions and tend to invest in lower grade debt issues.
*  Index did not exist.

------
32

     -------------------




High Yield Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
---------------------------------------------------------------------
(fees paid directly from your
investment)/1/                              CLASS A   CLASS B CLASS C
---------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases                                    4.50%      none    none
---------------------------------------------------------------------
 (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)          none/2/  5.00%   1.00%
---------------------------------------------------------------------
 (as a percentage of original purchase
 price of redemption proceeds,
 as applicable)
Redemption Fee                                none      none    none
---------------------------------------------------------------------
Exchange Fee                                  none      none    none
---------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS A   CLASS B CLASS C
---------------------------------------------------------------------
Investment Advisory Fees                      .75%      .75%    .75%
---------------------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    .35%     1.00%   1.00%
---------------------------------------------------------------------
Other Expenses/3/                             .28%      .28%    .28%
---------------------------------------------------------------------
Total Annual Fund Operating Expenses         1.38%     2.03%   2.03%
---------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/4/   (.23%)    (.23%)  (.23%)
---------------------------------------------------------------------
Net Expenses                                 1.15%     1.80%   1.80%
---------------------------------------------------------------------

/1/If you buy or sell shares through a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, an annual $10.00 sub-minimum account fee may be applicable and a $7.00 charge may be deducted from redemption amounts paid by wire.
/2/Except for purchases of $1 million or more. Please see "Sales Charges." /3/Expense information has been restated to reflect current fees.

/4/Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.15% for Class A shares, 1.80% for Class B shares and 1.80% for Class C shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

           CLASS A  CLASS B/2/   CLASS B/2/     CLASS C      CLASS C
                     ASSUMING    ASSUMING NO   ASSUMING    ASSUMING NO
                   REDEMPTION AT REDEMPTION  REDEMPTION AT REDEMPTION
                    THE END OF                THE END OF
                    EACH PERIOD               EACH PERIOD
----------------------------------------------------------------------
1 Year/1/  $  562     $  683       $  183       $  283       $  183
----------------------------------------------------------------------
3 Years       846        914          614          614          614
----------------------------------------------------------------------
5 Years     1,150      1,272        1,072        1,072        1,072
----------------------------------------------------------------------
10 Years    2,014      2,173        2,173        2,340        2,340
----------------------------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses would be as follows:

   Class A          $584
   Class B (with
    redemption)     $706
   Class B (no
    redemption)     $206
   Class C (with
    redemption)     $306
   Class C (no
    redemption)     $206

/2/Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the number in the "10 years" example for Class B shares represents a combination of Class A and Class B operating expenses.

------
  33
     one group(R)

     -------------------
[GRAPHIC]

More About the Funds

Each of the eight funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

--------------------------------------------------------------------------------

Principal Investment Strategies

This prospectus describes eight mutual funds with a variety of investment objectives, including total return, capital appreciation and current income. Banc One Investment Advisors selects securities for the Funds by analyzing both individual securities and different industry sectors. Banc One Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The Portfolios attempt to enhance total return by selecting market sectors that offer risk/reward advantages based on structural risks and credit trends. Individual securities that are purchased by the Funds are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities). In addition, the principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries:
Investments, Risk & Performance" in the front of this prospectus. They are also described below.

       FUNDAMENTAL POLICIES

 Each Fund's investment strategy
 may involve "fundamental
 policies". A policy is fundamental
 if it cannot be changed without
 the consent of a majority of the
 outstanding shares of the Fund.


There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

--
ONE GROUP ULTRA SHORT-TERM BOND FUND.

The Fund invests in all types of debt securities including money market instruments, adjustable rate mortgage-backed securities and taxable and tax-exempt municipal securities. The Fund will maintain a maximum interest rate sensitivity approximately equal to that of a two-year U.S. Treasury security, although the Fund's actual interest rate sensitivity is expected to be approximately equal to that of a one-year U.S. Treasury security.

 . The Fund normally invests at least 80% of its total assets in debt securities. Debt securities include bonds, notes and other obligations.

------
34

 .  Up to 20% of the Fund's total assets may be invested in preferred stock.

 . The Fund will invest in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets (some of which may be subject to repurchase agreements). These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

--
ONE GROUP SHORT-TERM BOND FUND.

The Fund invests in all types of debt securities with short to intermediate maturities.

 . The Fund invests at least 80% of its total assets in debt securities with short to intermediate maturities.

 . At least 65% of the Fund's total assets will consist of bonds.

 . Up to 20% of the Fund's total assets may be invested in preferred stock.

 . The Fund also may purchase taxable or tax-exempt municipal securities.

 . The Fund's effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments.

--
ONE GROUP INTERMEDIATE BOND FUND.

The Fund invests in debt securities of all types including bonds, notes, U.S. government obligations, and taxable and tax-exempt municipal securities, rated as investment grade at the time of investment, (or, if unrated, determined by Banc One Investment Advisors, to be of comparable quality).

 . The Fund normally invests at least 80% of its total assets in debt securities. Debt securities include bonds, notes and other obligations.

 . As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements.

 . Up to 20% of the Fund's total assets may be invested in preferred stock.

 . The Fund's average weighted maturity will ordinarily range between three and ten years, taking into account expected prepayment of principal on certain investments. The Fund may shorten that weighted average maturity to as little as one year for temporary defensive purposes.

  WHAT IS AVERAGE WEIGHTED MATURITY?

 Average weighted maturity is the
 average of all the current
 maturities (that is, the term of
 the securities) of the individual
 securities in a fund calculated so
 as to count most heavily those
 securities with the highest dollar
 value. Average maturity is
 important to bond investors as an
 indication of a fund's sensitivity
 to changes in interest rates.
 Usually, the longer the average
 maturity, the more fluctuation in
 share price you can expect. The
 terms "Intermediate" and "Short-
 Term" in a fund's name refer to the
 average maturity the fund
 maintains.

------
  35

--
ONE GROUP BOND FUND.

The Fund invests in all types of debt securities rated as investment grade, as well as convertible securities, preferred stock and loan participations.

 . The Fund invests at least 65% of its total assets in debt securities of all types with intermediate to long maturities.

 . As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds.

 . The Fund also may purchase taxable or tax-exempt municipal securities.

 . The Fund may invest in debt securities that are rated in the lowest investment grade category.

 . The Fund's average weighted maturity will ordinarily range between four and twelve years, although the Fund may shorten its weighted average maturity if deemed appropriate for temporary defensive purposes.

--
ONE GROUP INCOME BOND FUND.

The Fund invests in all types of debt securities rated as investment grade or below investment grade, as well as convertible securities, preferred stock and loan participations.

 . The Fund invests at least 70% of its total assets in debt securities of all types rated as investment grade at the time of investment or, if unrated, determined to be of comparable quality by Banc One Investment Advisors.

 . Up to 30% of the Fund's total assets may be invested in convertible securities, preferred stock, loan participations and debt securities rated below investment grade or, if unrated, determined by Banc One Investment Advisors to be of comparable quality.

 . The Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category.

 . As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds.

 . The Fund also may purchase taxable or tax-exempt municipal securities.

 . The Fund's average weighted maturity will ordinarily range between five and twenty years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

--
ONE GROUP GOVERNMENT BOND FUND.

The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities or related to securities issued by the U.S. government and its agencies and instrumentalities.

 . At least 65% of the Fund's total assets will be invested in debt instruments with principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements, and other securities representing an interest in or secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

------
36

 . The Fund's average weighted maturity will ordinarily range between three and fifteen years, taking into account expected prepayment of principal on certain investments. However, the Fund's average weighted remaining maturity may be outside this range if warranted by market conditions.

--
ONE GROUP TREASURY & AGENCY FUND.

The Fund invests in U.S. Treasury and other U.S. agency obligations including fixed income securities and mortgage-related securities. At least 65% of the Fund's total assets will be invested in Treasury & Agency Obligations.

     WHAT IS A TREASURY & AGENCY
             OBLIGATION?

 For purposes of the Treasury &
 Agency Fund, a Treasury & Agency
 obligation includes U.S. Treasury
 bills, notes and other obligations
 issued or guaranteed by U.S.
 government agencies and
 instrumentalities, Separately
 Traded Registered Interest and
 Principal Securities known as
 STRIPS and Coupons Under Book Entry
 Safekeeping known as CUBES.

 . The Fund also invests in other government-only investment companies, including money market funds of One Group. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The Fund also may invest in government mortgage-backed securities and government adjustable rate mortgage loans known as ARMS, as well as engage in securities lending.

 . Normally, the Fund's average weighted maturity will range between two and five years.

--
ONE GROUP HIGH YIELD BOND FUND.

The Fund's sub-advisor, Banc One High Yield Partners, LLC focuses on value in choosing securities for the Fund by using a "bottom-up" research methodology.

     WHAT IS A BOTTOM-UP RESEARCH
             METHODOLOGY?

 When Banc One High Yield Partners
 uses a bottom-up research
 methodology, it looks primarily at
 individual companies against the
 context of broader market factors.

For each issuer, Banc One High Yield Partners performs an in-depth analysis of the issuer including, business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund's investments which are considered to be the most risky and having regular discussions with senior management of issuers of the Fund's investments.

 . The Fund invests at least 80% of its total assets in debt securities, loan participations, convertible securities and preferred stock which are rated below investment grade or unrated. The Fund may invest up to 100% of the Fund's total assets in such securities.

 . Up to 20% of the Fund's total assets may be invested in other securities, including investment grade debt securities.

------
  37

 . As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds.

 . The Fund's average weighted maturity will ordinarily range between five and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

--------------------------------------------------------------------------------

Investment Risks

The risks associated with investing in the Bond Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this prospectus.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligation.

DERIVATIVES. The Funds invest in securities that may be considered to be DERIVATIVES. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

        WHAT IS A DERIVATIVE?

 Derivatives are securities or
 contracts (like futures and
 options) that derive their value
 from the performance of underlying
 assets or securities.

LOWER RATED SECURITIES. The Intermediate Bond Fund, the Ultra Short-Term Bond Fund, the Short-Term Bond Fund, the Bond Fund and the Income Bond Fund may purchase debt securities rated in the lowest investment grade category. Securities in this rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

HIGH YIELD/JUNK BONDS. The High Yield Bond Fund and, to a lesser extent, the Income Bond Fund invest in high yield securities that are unrated or rated below investment grade (commonly known as "junk bonds"). These securities are considered to be high risk investments. You should not invest in the Funds unless you are willing to assume the greater risk associated with high yield securities. These risks include the following:

 . Greater Risk of Loss. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may

------
38
 be less creditworthy, highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. If an issuer fails to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of their investments. The Funds also may incur additional expenses in seeking recovery from the issuer.

 . Sensitivity to Interest Rate and Economic Changes. The income and market value of the Funds' securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Funds' investments and the Funds' net asset value may be volatile.

 . Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

 . Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the Funds' investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for certain of the Funds' investments, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

 . Liquidity. There may be no established secondary or public market for the Funds' investments. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

 . High Yield Bond Market. Unlike investment grade securities (including securities which were investment grade when issued but have fallen below investment grade), the track record for bond default rates on new issues of non-investment grade bonds is relatively short. It may be that future default rates on new issues of non-investment grade securities will be more widespread and higher than in the past, especially if economic conditions deteriorate.

 . Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, the Funds will not rely solely on ratings issued by established credit rating agencies, but will use such ratings in conjunction with Banc One Investment Advisor's or the Sub-Advisor's independent and ongoing review of credit quality. (Please see "Description of Ratings" in the Statement of Additional Information.) Because investments in lower rated or unrated securities involve greater investment risk, achievement of the Funds' investment objectives will be more dependent on Banc One Investment Advisor's or the Sub-Advisor's credit analysis than would be the case if the Funds were investing in higher rated securities. The Funds may seek to hedge investments through transactions in options, futures contracts and related options. The Funds also may use swap agreements to further manage exposure to lower rated securities.

------
  39

SMALL-CAPITALIZATION COMPANIES. Investments in smaller, younger companies may be riskier than investments in larger, more established companies. These companies may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors effecting the profitability of other companies. Because economic events may have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in their stock price. This may cause frequent and unexpected increases or decreases in the value of your investment.

FOREIGN SECURITIES. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of Funds that invest in foreign securities is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

For more information about risks associated with the types of investments that the Bond Funds purchase, please read "Fund Summaries: Investments, Risk & Performance," Appendix A and the Statement of Additional Information.

--------------------------------------------------------------------------------

Investment Policies

Each Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Funds. The full text of the fundamental policies can be found in the Statement of Additional Information.

Each Fund may not:

1. Purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of registered investment companies, and repurchase agreements involving these securities. This restriction applies with respect to 75% of a Fund's total assets.

2. Concentrate their investment in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Make loans, except that a Fund may:

 (i) purchase or hold debt instruments in accordance with its investment objective and policies;

------
40

 (ii) enter into repurchase agreements; and

 (iii) engage in securities lending.

Additional investment policies can be found in the Statement of Additional Information.

--------------------------------------------------------------------------------

Portfolio Quality

Various rating organizations (like Standard & Poor's Corporation and Moody's Investors Service) assign ratings to securities (other than equity securities). Generally, ratings are divided into two main categories: "Investment Grade Securities" and "Non-Investment Grade Securities." Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities. The Funds only purchase securities that meet the rating criteria described below. Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund) will look at a security's rating at the time of investment. If the securities are unrated, Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund) must determine that they are of comparable quality to rated securities.

--
DEBT SECURITIES

 . The Government Bond Fund and the Treasury & Agency Fund may invest in debt securities rated in any of the three highest investment grade rating categories.

 . The Ultra Short-Term Bond Fund, the Intermediate Bond Fund, the Short-Term
  Bond Fund and the Bond Fund may invest in debt securities rated in any of the four investment grade rating categories.

 . The Income Bond Fund and the High Yield Bond Fund may purchase securities in
  ANY rating category. Please read "Fund Summaries: Investments, Risk & Performance" and "High Yield/Junk Bonds" for more information about the Income Bond Fund and the High Yield Bond Fund.

--
PREFERRED STOCK

 . The Ultra Short-Term Bond Fund, the Short-Term Bond Fund, the Bond Fund and the Intermediate Bond Fund may only invest in preferred stock rated in any of the four highest rating categories.

 . The Income Bond Fund and the High Yield Bond Fund may invest in preferred stock in any rating category.

--
MUNICIPAL SECURITIES

 . The Ultra Short-Term Bond Fund, the Short-Term Bond Fund, Intermediate Bond
  Fund and the Bond Fund may only invest in municipal bonds rated in any of the four highest rating categories.

 . The Ultra Short-Term Bond Fund, the Intermediate Bond Fund and the Bond Fund may only invest in other municipal securities, such as tax-exempt commercial

------
  41
 paper, notes and variable rate demand obligations which are rated in the highest or second highest rating categories. The Short-Term Bond Fund may invest in such securities only if they are rated in the highest rating category.

 . The Income Bond Fund and the High Yield Bond Fund may invest in municipal securities rated in ANY category.

--
COMMERCIAL PAPER

 . The Intermediate Bond Fund, the Short-Term Bond Fund, the Bond Fund and the
  Ultra Short-Term Bond Fund may invest in commercial paper rated in the highest or second highest rating category.

 . The High Yield Bond Fund and the Income Bond Fund may invest in commercial paper in any rating category.

For more information about ratings, please see "Description of Ratings" in the Statement of Additional Information.

--------------------------------------------------------------------------------

Temporary Defensive Positions

To respond to unusual market conditions, the Funds may invest all or most of their assets in cash and CASH EQUIVALENTS for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and may prevent the Funds from meeting their investment objectives.

      WHAT IS A CASH EQUIVALENT?

 Cash equivalents are highly liquid,
 high-quality instruments with
 maturities of three months or less
 on the date they are purchased They
 include securities issued by the
 U.S. government, its agencies and
 instrumentalities, repurchase
 agreements (other than equity
 repurchase agreements),
 certificates of deposit, bankers'
 acceptances, commercial paper
 (rated in one of the two highest
 rating categories), variable rate
 master demand notes, money market
 mutual funds and bank money market
 deposit accounts.

--------------------------------------------------------------------------------

Portfolio Turnover

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 2000, is shown on the Financial Highlights. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

------
42
     one group(R)

     -------------------
     ------------------

[GRAPHIC]

How to Do Business with One Group Mutual Funds

 ------------------------------------------------------------------------------

Purchasing Fund Shares

Where can I buy shares?

You may purchase Fund shares:

 .  Directly from One Group through The One Group Services Company (the
   "Distributor"), and

 . From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

When can I buy shares?

 . Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 . Purchase requests received before 4 p.m. Eastern Time ("ET") will be effective that day. On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

 . If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

 . The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

 . Shares are electronically recorded. Therefore, certificates will not be issued.

What kind of shares can I buy?

 . This prospectus offers Class A, Class B and Class C shares, all of which are available to the general public.

 . Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, and the sales charges and expenses applicable to each class of shares. If you intend to hold your shares for seven or more years, Class A shares may be more appropriate for you. If you intend to hold your shares for less than seven years, you may want to consider Class B or Class C shares. Sales charges are discussed in the section of this prospectus entitled SALES CHARGES.

------
  43
one group fund direct ira and 403(b). One Group offers retirement plans. These plans allow participants to defer taxes while their retirement savings grow. Call 1-800-480-4111 for an Adoption Agreement.

How much do shares cost?

 . Shares are sold at net asset value ("NAV") plus a sales charge, if any.

 . Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

 . NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

 . A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

How do I open an account?

1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2. Decide how much you want to invest.

 . The minimum initial investment for all Funds, except the Treasury & Agency
   Fund, is $1,000 per Fund ($100 for employees of Bank One Corporation and its affiliates). The minimum initial investment for the Treasury & Agency Fund is $50,000. The minimum initial investment for an IRA and 403(b) is $250.

 . You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

 . Subsequent investments for all Funds must be at least $25 per Fund.

 . You may purchase no more than $249,999 of Class B shares. This is because
   Class A shares offer a reduced sales charge on purchases of $250,000 or more and have lower expenses. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

 . These minimums may be waived.

3. Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

You must provide the Fund with your social security or tax identification number and certify that you are not subject to 31% backup withholding for failing to report income to the IRS. If you fail to furnish the requested information, or you violate IRS regulations, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions.

4. Send the completed application and a personal check (unless you choose to pay by wire) to:

ONE GROUP MUTUAL FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

Contributions to Fund Direct IRAs should be made payable to "One Group Mutual Funds for the Benefit of (your name)."

------
44

If you choose to pay by wire, please call 1-800-480-4111.

5. All checks must be in U.S. dollars. One Group does not accept "third party checks." Checks made payable to any individual or company and endorsed to One Group Mutual Funds are considered third party checks.

ALL CHECKS MUST BE PAYABLE TO ONE OF THE FOLLOWING:

 .  One Group Mutual Funds; or

 .  the specific Fund in which you are investing.

Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6. If you redeem shares purchased under the Systematic Investment Plan (see below) or that were purchased by check, One Group will delay forwarding you redemption proceeds until payment has been collected from your bank. One Group generally receives payment within ten (10) calendar days of purchase.

7. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

8. If you have any questions, contact your Shareholder Servicing Agent or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes. Simply select this option on your Account Application Form and then:

 . Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your purchase instructions.

 . Authorize a bank transfer or initiate a wire transfer to the following wire address:

STATE STREET BANK AND TRUST COMPANY
ATTN: CUSTODY & SHAREHOLDER SERVICES
ABA 011 000 028
DDA 99034167
FBO ONE GROUP FUND
 (EX: ONE GROUP INTERMEDIATE BOND FUND--A)
YOUR ACCOUNT NUMBER
 (EX: 123456789)
YOUR ACCOUNT REGISTRATION
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 . You may revoke your right to make purchases over the telephone by sending a letter to:


ONE GROUP MUTUAL FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

------
  45

Can I automatically invest on a systematic basis?

Yes, except for the Treasury & Agency Fund. You may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000 per Fund. To establish a Systematic Investment Plan:

 .  Select the "Systematic Investment Plan" option on the Account Application
   Form.

 . Provide the necessary information about the bank account from which your investments will be made.

 . Shares purchased under a Systematic Investment Plan may not be redeemed for five (5) business days.

 . One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

 .  You may revoke your election to make systematic investments by calling 1-
   800-480-4111 or by sending a letter to:

  one group mutual funds
  p.o. box 8528
  boston, ma 02266-8528

Conversion Feature

Your Class B shares automatically convert to Class A shares.

 .  Class B shares of the Intermediate Bond Fund, the Income Bond Fund, the
   Government Bond Fund, the High Yield Bond Fund and the Bond Fund automatically convert after eight years. Class B shares of the Ultra Short-Term Bond Fund, the Short-Term Bond Fund, and the Treasury & Agency Fund automatically convert after six years.

 . Conversion periods are measured from the end of the month in which Class B shares were purchased.

 . After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.

 . You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax.

 . Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

 . If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together for purposes of calculating the six and eight year time period.

--------------------------------------------------------------------------------
Sales Charges


The Distributor compensates Shareholder Servicing Agents who sell shares of One Group Mutual Funds. Compensation comes from sales charges, 12b-1 fees, and payments by the Distributor and the Funds' investment advisor from their own resources. The tables below show the charges for each class of shares and the percentage of your investment that is paid as a commission to a Shareholder Servicing Agent.

------
46

-----------------
-----------------
CLASS A SHARES

If you buy Class A shares of the SHORT-TERM BOND FUND, the ULTRA SHORT-TERM BOND FUND and the TREASURY & AGENCY FUND, the following table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.

--------------------------------------------------------------------------------

      AMOUNT             SALES CHARGE           SALES CHARGE             COMMISSION
        OF              AS A % OF THE             AS A % OF              AS A % OF
    PURCHASES           OFFERING PRICE         YOUR INVESTMENT         OFFERING PRICE
less than $100,000          3.00%                   3.09%                  2.70%
-------------------------------------------------------------------------------------
$100,000-$249,999           2.50%                   2.56%                  2.18%
-------------------------------------------------------------------------------------
$250,000-$499,999           2.00%                   2.04%                  1.64%
-------------------------------------------------------------------------------------
$500,000-$999,999           1.50%                   1.52%                  1.20%
-------------------------------------------------------------------------------------
$1,000,000*                  none                    none                   none
-------------------------------------------------------------------------------------

* If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A shares within one year of purchase, unless the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

If you buy Class A shares of the INTERMEDIATE BOND FUND, the INCOME BOND FUND, the GOVERNMENT BOND FUND, the HIGH YIELD BOND FUND and the BOND FUND, the following table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.

--------------------------------------------------------------------------------

    AMOUNT           SALES CHARGE   SALES CHARGE    COMMISSION
      OF            AS A % OF THE  AS A % OF YOUR   AS A % OF
   PURCHASES        OFFERING PRICE   INVESTMENT   OFFERING PRICE
less than $100,000      4.50%          4.71%          4.05%
----------------------------------------------------------------
$100,000-$249,999       3.50%          3.63%          3.05%
----------------------------------------------------------------
$250,000-$499,999       2.50%          2.56%          2.05%
----------------------------------------------------------------
$500,000-$999,999       2.00%          2.04%          1.60%
----------------------------------------------------------------
$1,000,000*              none           none           none
----------------------------------------------------------------

* If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase, unless the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

CLASS B SHARES


Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem Class B shares of the INTERMEDIATE BOND FUND, the INCOME BOND FUND, the GOVERNMENT BOND FUND, the HIGH YIELD BOND FUND or the BOND FUND before the sixth anniversary of purchase, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:

-----------------------------------------------------------------------------

   YEARS                                                        CDSC AS A %
   SINCE                                                     OF DOLLAR AMOUNT
 PURCHASE                                                    SUBJECT TO CHARGE
    0-1                                                            5.00%
------------------------------------------------------------------------------
    1-2                                                            4.00%
------------------------------------------------------------------------------
    2-3                                                            3.00%
------------------------------------------------------------------------------
    3-4                                                            3.00%
------------------------------------------------------------------------------
    4-5                                                            2.00%
------------------------------------------------------------------------------
    5-6                                                            1.00%
------------------------------------------------------------------------------
more than 6                                                         none
------------------------------------------------------------------------------

------
  47

-----------------

-----------------

Or if you redeem Class B shares of the ULTRA SHORT-TERM BOND FUND, THE SHORT-TERM BOND FUND or the TREASURY & AGENCY FUND prior to the fourth anniversary of purchase, you will be assessed a CDSC according to the following schedule:

--------------------------------------------------------------------------------

                                                                CDSC AS A %
YEARS SINCE                                                  OF DOLLAR AMOUNT
 PURCHASE                                                    SUBJECT TO CHARGE
    0-1                                                            3.00%
--------------------------------------------------------------------------------
    1-2                                                            3.00%
--------------------------------------------------------------------------------
    2-3                                                            2.00%
--------------------------------------------------------------------------------
    3-4                                                            1.00%
--------------------------------------------------------------------------------
more than 4                                                         none
--------------------------------------------------------------------------------

The Distributor pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares of the INTERMEDIATE BOND FUND, the INCOME BOND FUND, the GOVERNMENT BOND FUND, the High Yield Bond Fund or the BOND FUND. Shareholder Servicing Agents who sell Class B shares of the ULTRA SHORT-TERM BOND FUND, the SHORT-TERM BOND FUND, and the TREASURY & AGENCY FUND receive a commission of 2.75% from The One Group Services Company.

CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:

--------------------------------------------------------------------------------

                                                                CDSC AS A %
  YEARS SINCE                                                OF DOLLAR AMOUNT
    PURCHASE                                                 SUBJECT TO CHARGE
      0-1                                                          1.00%
--------------------------------------------------------------------------------
after first year                                                    none
--------------------------------------------------------------------------------

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from the Distributor.

How the CDSC is Calculated
 . The Fund assumes that all purchases made in a given month were made on the first day of the month.

 . The CDSC is based on the current market value or the original cost of the shares, whichever is less.

 . No CDSC is imposed on share appreciation, nor is a CDSC assessed on shares acquired through reinvestment of dividends or capital gains distributions.

 . To keep your CDSC as low as possible, the Fund first will redeem the shares you have held for the longest time and thus have the lowest CDSC.

 . If you exchange Class B or Class C shares of an unrelated mutual fund for Class B or Class C shares of One Group in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to One Group shares you receive in the reorganization.

12B-1 FEES

Each One Group Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and shareholder servicing fees for the sale and distribution of shares of the Funds. These fees are called 12b-1 fees. 12b-1 fees are paid by One Group Mutual Funds to the Distributor as compensation for its services and expenses. The

------
48

--------------------------------------------------------------------------------
Distributor in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of One Group.

The 12b-1 fees vary by share class as follows:

1. Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund, which is currently being waived to .90% for the Intermediate Bond Fund, the Income Bond Fund, the Government Bond Fund, the High Yield Bond Fund and the Bond Fund and to .75% for the Short-Term Bond Fund, the Ultra Short-Term Bond Fund, and the Treasury & Agency Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.

12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

 . The Distributor may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, the Distributor received 12b-1 fees totaling .25% of the average daily net assets of Class A shares, .90% of the average daily net assets of the Class B shares and .90% of the average daily net assets of the Class C shares of the Intermediate Bond Fund, the Income Bond Fund, the Government Bond Fund, the High Yield Bond Fund and the Bond Fund, and .25% of the average daily net assets of Class A shares, .75% of the average daily net assets of the Class B shares and .75% of the average daily net assets of the Class C shares of the Short-Term Bond Fund, the Ultra Short-term Bond Fund, and the Treasury & Agency Fund.

 .  The Distributor may pay 12b-1 fees to its affiliates and to Banc One
   Investment Advisors and its affiliates (or any sub-advisor) for brokerage and other agency transactions.

Because 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
Sales Charge Reductions and Waivers


REDUCING YOUR CLASS A SALES CHARGE

There are several ways you can reduce the sales charges you pay on Class A shares:

1. Right of Accumulation: You may add the higher of the market value or original purchase price of any Class A, Class B or Class C shares of a Fund (except a money market fund) that you (and your spouse and minor children) already own to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

2. Letter of Intent: With an initial investment of $2,000, you may purchase Class A shares of one or more funds over the next 13 months and pay the same sales charge

------
  49

-----------------
 that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application, or contact your investment representative. To determine if you are eligible for the accumulation privilege, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A shares of the Funds if the shares were:

1.  Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for other Fund shares if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

 .  One Group.

 .  Bank One Corporation and its subsidiaries and affiliates.

 .  The Distributor and its subsidiaries and affiliates.

 .  State Street Bank and Trust Company and its subsidiaries and affiliates.

 . Broker-dealers who have entered into dealer agreements with One Group and their subsidiaries and affiliates.

 . An investment sub-advisor of a fund of One Group and such sub-advisor's subsidiaries and affiliates.

4.  Bought by:

 . Affiliates of Bank One Corporation and certain accounts (other than IRA Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, or custodial capacity or accounts which participate in select affinity programs with Bank One Corporation and its affiliates and subsidiaries.

 . Accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with the Distributor.

 . Accounts which participate in select affinity programs with Bank One Corporation and its subsidiaries and affiliates.

 . Certain retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

 . Shareholder Servicing Agents who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent.

5. Bought with proceeds from the sale of Class I shares of a One Group Fund or acquired in an exchange of Class I shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution.

------
50

-----------------
-----------------

6. Bought with proceeds from the sale of shares of a mutual fund, including Class A shares of a One Group Fund, for which a sales charge was paid, but only if the purchase is made within 60 days of the sale or distribution. Appropriate documentation may be required.

7. Bought in an IRA with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a One Group Fund.

8.  Bought with assets of One Group.

9. Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

WAIVER OF THE CLASS B SALES CHARGE

No sales charge is imposed on redemptions of Class B shares of the Funds:

1. If you withdraw no more than 10% of the value of your account in a 12-month period. Shares received from dividend and capital gains reinvestment are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Can I Redeem on a Systematic Basis?"

2. If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. That represent a minimum required distribution from your One Group IRA Account or other One Group qualifying retirement plan, but only if you are at least age 70 1/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

4. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

5. Exchanged for Class B shares of other One Group Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Do I Pay a Sales Charge on an Exchange?"

6. If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

WAIVER OF THE CLASS C SALES CHARGE


No sales charge is imposed on redemptions of Class C shares of the Funds:

1. If you withdraw no more than 10% of the value of your account in a 12-month period. Shares received from dividend and capital gains reinvestment are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN THE SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Can I Redeem on a Systematic Basis?"

------
  51

-----------------

2. If you are the shareholder (or a joint shareholder) or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2. Only your One Group assets are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

4. Exchanged in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

5. Exchanged for Class C shares of other One Group Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Do I pay a Sales Charge on an Exchange?"

6. If the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, is waiving its commission.

WAIVER QUALIFICATIONS

To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, call 1-800-480-4111 or contact your Shareholder Servicing Agent. These waivers will not continue indefinitely and may be discontinued at any time without notice. Partnerships and corporations are not eligible for these fee waivers.

--------------------------------------------------------------------------------
Exchanging Fund Shares


What are my exchange privileges?

You may make the following exchanges:

 . Class A shares of a Fund may be exchanged for Class I shares of that Fund or for Class A or Class I shares of another One Group Fund, but only if you are eligible to purchase those shares. For more information about Class I shares, please contact your Shareholder Servicing Agent or call 1-800-480-4111 for a Class I shares prospectus.

 .  Class B shares of a Fund may be exchanged for Class B shares of another One
   Group Fund.

 .  Class C shares of a Fund may be exchanged for Class C shares of another One
   Group Fund.

One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in dollar cost averaging. To participate in the Systematic Exchange Privilege, please select it on your account application. To learn more about it, please call 1-800-480-4111.

------
52

One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

When are exchanges processed?

Exchanges are processed the same business day they are received, provided:

 .  State Street Bank and Trust Company receives the request by 4:00 p.m., ET.

 . You have provided One Group with all of the information necessary to process the exchange.

 . You have received a current prospectus of the Fund or Funds in which you wish to invest.

 .  You have contacted your Shareholder Servicing Agent, if necessary.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange. However:

 .  You will pay a sales charge if you bought Class A shares of a Fund:

 1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

 2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

 . If you exchange Class B or Class C shares of a Fund, you will not pay a sales charge at the time of the exchange, however:

 1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

 2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

Are exchanges taxable?

Generally:

 . An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

 . An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

 .  You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

 . To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. Exchange activity is excessive if it EXCEEDS TWO SUBSTANTIVE EXCHANGE redemptions within 30 days of each other.

 . Excessive exchange activity will result in revocation of your exchange privilege.

------
  53

 .  In addition, One Group reserves the right to reject any exchange request
   (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

 . Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to exchanges, your account value falls below the minimum required balance. For information on minimum required balances, please read, "How Do I Open An Account?"

--------------------------------------------------------------------------------

Redeeming Fund Shares

When Can I Redeem Shares?

You may redeem all or some of your shares on any day that the Funds are open for business.

 . Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

 . All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

 .  You may use any of the following methods to redeem your shares:

How Do I Redeem Shares?

 1. You may send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

  one group mutual funds
  p.o. box 8528
  boston, ma 02266-8528

 2. You may redeem over the telephone. Please see "Can I Redeem By Telephone?" for more information.

 .  All requests for redemptions from IRA accounts must be in writing.

 . You may request redemption forms by calling 1-800-480-4111 or visiting www.onegroup.com.

 . One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

 1.  the redemption is for shares worth $50,000 or less;

 2.  the redemption is payable to the shareholder of record;

 3.  the redemption check is mailed to the shareholder at the record address;
     or

 4. the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

 . On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

 1.  a designated commercial bank; or


------
54

 2.  your Shareholder Servicing Agent.

 .  One Group may charge you a wire redemption fee. The current charge is $7.00.

 . Your redemption proceeds will be paid within seven days after receipt of the redemption request.

What will my shares be worth?

 . If you own Class A shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV.

 . If you own Class B or Class C shares and the Fund receives your redemption request by 4:00 p.m. ET (or when the NYSE closes), you will receive that day's NAV, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application Form.

 . Contact your Shareholder Servicing Agent or call 1-800-480-4111 to relay your redemption request.

 . Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

 .  State Street Bank and Trust Company may charge you a wire redemption fee.
   The current charge is $7.00.

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 .  REDEMPTIONS FROM YOUR IRA ACCOUNT MAY NOT BE MADE BY TELEPHONE.

Can I redeem on a systematic basis?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. This $10,000 minimum does not apply to minimum required distributions from your One Group IRA or other qualifying retirement plan.

 .  Select the "Systematic Withdrawal Plan" option on the Account Application
   Form.

 .  Specify the amount you wish to receive and the frequency of the payments.

 .  You may designate a person other than yourself as the payee.

 .  There is no charge for this service.

 .  If you select this option, please keep in mind that:

 1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

 2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments. The applicable Class B or Class C sales charge is waived provided your withdrawals do not exceed 10% of your account value annually, measured from the date you begin participating in the Plan. SHARES RECEIVED FROM DIVIDEND AND CAPITAL GAINS REINVESTMENT ARE INCLUDED IN CALCULATING THE 10%. WITHDRAWALS IN EXCESS OF 10% WILL SUBJECT THE ENTIRE ANNUAL WITHDRAWAL TO THE APPLICABLE SALES LOAD.

------
  55

-----------------

 3. If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from a One Group IRA or other One Group qualifying retirement plan. Only One Group assets are considered when calculating your minimum required distribution.

 4. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION
REGARDING REDEMPTIONS

 . Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

 . If you redeem shares for which you paid by check, and One Group has not yet received payment on the check, One Group will delay forwarding your redemption proceeds until payment has been collected from your bank. One Group generally receives payment within seven (7) business days of purchase.

 . Due to the relatively high cost of maintaining small accounts, One Group reserves the right to either charge a sub-minimum account fee of $10 or redeem all shares and close the account if, due to redemptions, your account value falls below the minimum required balance. The above provision does not apply to accounts participating in the Systematic Withdrawal Plan. For information on minimum required balances, please read, "How Do I Open An Account?"

No CDSC will be charged on such redemptions.

 .  One Group may suspend your ability to redeem when:

 1.  Trading on the New York Stock Exchange ("NYSE") is restricted.

 2.  The NYSE is closed (other than weekend and holiday closings).

 3.  The SEC has permitted a suspension.

 4.  An emergency exists.

The Statement of Additional Information offers more details about this process.

 . You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

------
56
     one group(R)

     -------------------
[GRAPHIC]

Shareholder Information

--------------------------------------------------------------------------------
Voting Rights

The Funds do not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters relating solely to that Fund or class, or which affect that Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

DIVIDENDS. The Funds generally declare dividends on the last business day of each month. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. To maintain a relatively even rate of distributions from the Treasury & Agency Fund, the monthly distributions for that Fund may be fixed from time to time at rates consistent with Banc One Investment Advisors' long-term earnings expectations.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment.

DIVIDEND REINVESTMENT. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street. You also may call 1-800-480-4111 to make this change.

SPECIAL DIVIDEND RULES FOR CLASS B SHARES. Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")

------
  57

--------------------------------------------------------------------------------
Tax Treatment
Of Shareholders


Taxation Of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

Taxation of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid).

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Zero Coupon Securities

Some of the Funds may acquire certain securities issued with original issue discount (including zero-coupon securities). Current federal tax law requires that a holder (such as a Fund) of such a security must include in taxable income a portion of the original issue discount which accrues during the tax year on such security even if a Fund receives no payment in cash on the security during the year. As an investment company, a Fund must pay out substantially all of its net investment income each year, including any original issue discount. Accordingly, a Fund may be required to pay out in income distribution each year an amount which is greater than the total amount of cash interest a Fund actually received. Such distributions will be made from the cash assets of a Fund or by liquidation of investments if necessary. If a distribution of cash necessitates the liquidation of investments, Banc One Investment Advisors or the Sub-Advisor will select which securities to sell and a Fund may realize a gain or loss from those sales. In the event a Fund realizes net capital gains from these transactions, you may receive a larger capital gain distribution, if any, than you would in the absence of such transactions.

Taxation of Retirement Plans

Distributions by the Funds to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Taxation of Distributions." If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

------
58

TAX INFORMATION

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Funds provide you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature. No attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

--------------------------------------------------------------------------------

Shareholder Statements
and Reports

One Group or your Shareholder Servicing Agent will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and One Group will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.onegroup.com and sign up for electronic delivery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.onegroup.com.

------
  59
     one group(R)

     -------------------





Management of One Group Mutual Funds

--------------------------------------------------------------------------------
The Advisor


Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2000, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $131 billion in assets.

--------------------------------------------------------------------------------

The Sub-Advisor

Banc One High Yield Partners, LLC (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211), is the sub-advisor to the High Yield Bond Fund and the Income Bond Fund. Banc One High Yield Partners was formed in June 1998 to provide investment advisory services related to high-yield, high-risk investments to the High Yield Bond Fund and other advisory clients. Banc One High Yield Partners is controlled by Banc One Investment Advisors and Pacholder Associates, Inc. As of June 30, 2000, Banc One High Yield Partners had approximately $357 million in assets under management.

--------------------------------------------------------------------------------

Advisory Fees

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each year. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                               ANNUAL RATE
                                             AS PERCENTAGE OF
FUND                                     AVERAGE DAILY NET ASSETS
One Group(R) Ultra Short-Term Bond Fund            .28%
-----------------------------------------------------------------
One Group(R) Short-Term Bond Fund                  .32%
-----------------------------------------------------------------
One Group(R) Intermediate Bond Fund                .37%
-----------------------------------------------------------------
One Group(R) Bond Fund                             .39%
-----------------------------------------------------------------
One Group(R) Income Bond Fund*                     .41%
-----------------------------------------------------------------
One Group(R) Government Bond Fund                  .43%
-----------------------------------------------------------------
One Group(R) Treasury & Agency Fund                .20%
-----------------------------------------------------------------
One Group(R) High Yield Bond Fund*                 .60%
-----------------------------------------------------------------

* Includes fees paid by Banc One Investment Advisors to Banc One High Yield Partners, the sub-advisor to the High Yield Bond Fund and the Income Bond Fund.

------
60

--------------------------------------------------------------------------------
The Fund Managers


The Funds are managed by teams of Fund managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Funds. Each team member makes recommendations about securities in the Funds. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

--------------------------------------------------------------------------------
Banc One High Yield Partners -- Prior Performance of Pacholder Associates, Inc.


Banc One High Yield Partners was formed as a limited liability company under an agreement between Banc One Investment Advisors and Pacholder Associates, Inc. Under the Agreement, Pacholder is responsible for providing portfolio management services on behalf of Banc One High Yield Partners. Pacholder is also responsible for advising the Pacholder High Yield Fund, Inc. (formerly known as the Pacholder Fund, Inc.), a closed-end fund through a limited liability company known as Pacholder & Company, LLC./1/

The following table shows historical performance of the Pacholder High Yield Fund, a fund with substantially similar investment objectives, policies, strategies and risks to the High Yield Bond Fund as measured against specified market indices. The information for the Pacholder High Yield Fund is provided to show the past performance of Pacholder in managing a substantially similar fund. This information does not represent the performance of the High Yield Bond Fund. You should not consider this performance data as an indication of future performance of the High Yield Bond Fund or the Pacholder High Yield Fund. The first column shows the performance of the High Yield Bond Fund for the period from November 13, 1998, through September 30, 2000.

With the exception of 1995 and 1998, the expense ratio of the Pacholder High Yield Fund has been higher than the expense ratio of the High Yield Bond Fund. The expense ratio has an impact on the total return that shareholders in the fund would realize. Unlike the High Yield Bond Fund, the Pacholder High Yield Fund pays a performance based investment advisory fee. With the exception of investment advisory fees paid in 1991, 1995, and 1998, the Pacholder High Yield Fund's investment advisory fees have been higher than the contractual advisory fees of the High Yield Bond Fund.

Unlike the High Yield Bond Fund, the Pacholder High Yield Fund is a closed-end fund that has issued both common and preferred stock. Holders of preferred stock in the Pacholder Fund are entitled to fixed rate distributions. The first column shows the return of the High Yield Bond Fund. The second column shows the NAV return realized by holders of common shares in the Pacholder High Yield Fund after distributions were made to preferred shareholders. The third column shows the NAV return that would have been realized if preferred shares had not been issued. The fourth and fifth columns compare the performance of the Pacholder High Yield Fund to specified market indices.

/1/Prior to August 21, 1998, Pacholder was responsible for advising the Pacholder Fund through a partnership known as Pacholder & Company.

------
  61

HISTORICAL PERFORMANCE/1/

--------------------------------------------------------------------------------

                                  PACHOLDER HIGH YIELD FUND
                              ----------------------------------
                                                TOTAL RETURN
                                                  ASSUMING        CREDIT SUISSE
                                 COMMON         COMMON STOCK      FIRST BOSTON   CREDIT SUISSE FIRST
                              SHAREHOLDER'S   IS NOT LEVERAGED     GLOBAL HIGH         BOSTON
                 HIGH YIELD   RETURN BASED   THROUGH ISSUANCE OF      YIELD         DOMESTIC PLUS
                 BOND FUND      ON NAV/2/    PREFERRED STOCK/3/     INDEX/4/     HIGH YIELD INDEX/5/
                 ----------   -------------  -------------------  -------------  -------------------
1986/6/                              NA                NA                NA                NA
----------------------------------------------------------------------------------------------------
1990                             -0.87%            -0.87%/2/,/7/     -6.38%                 *
----------------------------------------------------------------------------------------------------
1991                             36.71%            36.71%/2/,/7/     43.75%                 *
----------------------------------------------------------------------------------------------------
1992                             18.78%            19.38%            16.66%                 *
----------------------------------------------------------------------------------------------------
1993                             20.27%            18.40%            18.91%                 *
----------------------------------------------------------------------------------------------------
1994                              0.72%             2.21%            -0.97%                 *
----------------------------------------------------------------------------------------------------
1995                             10.68%            10.41%            17.38%                 *
----------------------------------------------------------------------------------------------------
1996                             20.40%            16.63%            12.42%                 *
----------------------------------------------------------------------------------------------------
1997                             15.44%            12.00%            12.63%                 *
----------------------------------------------------------------------------------------------------
1998                             -3.19%            -0.45%             0.58%                 *
----------------------------------------------------------------------------------------------------
1998/8/            1.13%                                                                    *
----------------------------------------------------------------------------------------------------
1999               3.26%/9/       2.56%             3.77%             3.28%             2.26%
----------------------------------------------------------------------------------------------------
2000               0.30%/10/     -3.68%/11/        -0.73%/11/        -0.16%/11/        -0.95%/11/
----------------------------------------------------------------------------------------------------
1 YR Average
 Annual
 Return/12/        2.48%         -1.82%             0.82%             1.92%             0.73%
----------------------------------------------------------------------------------------------------
3 YR Average
 Annual
 Return/12/                      -1.09%             1.28%             1.76%                 *
----------------------------------------------------------------------------------------------------
5 YR Average
 Annual
 Return/12/                       5.87%             6.18%             6.20%                 *
----------------------------------------------------------------------------------------------------
Average Annual
 Return since
 1990/6/,/12/                    10.30%            10.40%            10.23%                 *
----------------------------------------------------------------------------------------------------

 /1/Performance information is provided net of expenses. The net investment performance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions.
 /2/Return to holders of common shares of the Pacholder High Yield Fund after distribution of dividends to preferred shareholders. Performance was derived using the method for calculating the total return of a closed-end fund as required by SEC Form N-2. The returns through December 31, 1999, were audited by the Pacholder High Yield Fund's independent auditor in conjunction with the audit of the Pacholder High Yield Fund. As a closed-end fund, the Pacholder High Yield Fund is not required to redeem shares. As a result, it may be fully invested, hold more illiquid securities, and have a greater potential for gain or loss than the High Yield Bond Fund.
 /3/Adjusts total return to show what shareholders would have received if the Pacholder High Yield Fund's common stock was not leveraged through the issuance of preferred stock. Assumes no distribution of dividends to preferred shareholders and that all shareholders in the Pacholder High Yield Fund hold common stock.
 /4/The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged index comprised of securities that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market. The CSFB Global High Yield Index was formerly named the CSFB High Yield Index. The benchmark index for the Pacholder High Yield Fund has changed from the CSFB First Boston Global High Yield Index to the Credit Suisse First Boston (CSFB) Domestic Plus High Yield Index in order to better reflect the investment policies of the Fund for comparison purposes.
 /5/The Credit Suisse First Boston (CSFB) Domestic Plus High Yield Index is an unmanaged index comprised of high yield securities, within developed nations, that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market.
 /6/The Pacholder High Yield Fund commenced operation on November 23, 1988.
    However, the Pacholder High Yield Fund was not managed with substantially similar investment objectives to the High Yield Bond Fund in 1988 and 1989. Beginning in the first quarter of 1990, the Pacholder High Yield Fund was managed with substantially similar investment objectives to the High Yield Bond Fund.
 /7/No preferred stock was issued prior to April 6, 1992.
 /8/For the period from November 13, 1998, through December 31, 1998. Returns have not been annualized. Class I shares only.
 /9/Class I shares only.
/10/For the period from January 1, 2000, through September 30, 2000. Returns have not been annualized. Class I shares only.
/11/For the period from January 1, 2000, through September 30, 2000. Returns have not been annualized.
/12/Through September 30, 2000.
*  Index did not exist.

------
62
     one group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Ultra Short-Term Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                            YEAR ENDED JUNE 30,
                                   ------------------------------------------
CLASS A                             2000     1999     1998     1997     1996
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $  9.77  $  9.87  $  9.87  $  9.78  $ 9.83
------------------------------------------------------------------------------
Investment Activities:
 Net investment income                0.55     0.52     0.56     0.58    0.58
 Net realized and unrealized gains
  (losses) from investments          (0.04)   (0.10)   (0.01)    0.09   (0.06)
------------------------------------------------------------------------------
Total from Investment Activities      0.51     0.42     0.55     0.67    0.52
------------------------------------------------------------------------------
Distributions:
 Net investment income               (0.55)   (0.52)   (0.55)   (0.58)  (0.57)
Total Distributions                  (0.55)   (0.52)   (0.55)   (0.58)  (0.57)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $  9.73  $  9.77  $  9.87  $  9.87  $ 9.78
------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                             5.40%    4.40%    5.75%    7.00%   5.42%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000) $23,352  $24,300  $24,747  $29,643  $3,969
 Ratio of expenses to average net
  assets                             0.65%    0.57%    0.54%    0.61%   0.70%
 Ratio of net investment income to
  average net assets                 5.66%    5.37%    5.66%    5.78%   5.95%
 Ratio of expenses to average net
  assets*                            1.12%    1.14%    1.15%    1.17%   1.41%
 Portfolio turnover(a)              32.68%   38.70%   41.15%   70.36%  67.65%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                             YEAR ENDED JUNE 30,
                                      --------------------------------------
CLASS B                                2000    1999    1998    1997    1996
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $ 9.72  $ 9.81  $ 9.81  $ 9.76  $ 9.84
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income                  0.51    0.48    0.52    0.54    0.52
 Net realized and unrealized gains
  (losses) from investments            (0.04)  (0.10)  (0.01)   0.05   (0.07)
-----------------------------------------------------------------------------
Total from Investment Activities        0.47    0.38    0.51    0.59    0.45
-----------------------------------------------------------------------------
Distributions:
 Net investment income                 (0.51)  (0.47)  (0.51)  (0.54)  (0.53)
Total Distributions                    (0.51)  (0.47)  (0.51)  (0.54)  (0.53)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $ 9.68  $ 9.72  $ 9.81  $ 9.81  $ 9.76
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)   4.91%   3.99%   5.32%   6.22%   4.63%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)    $7,206  $6,124  $4,531  $2,818  $1,144
 Ratio of expenses to average net
  assets                               1.15%   1.03%   0.99%   1.07%   1.20%
 Ratio of net investment income to
  average net assets                   5.24%   4.93%   5.23%   5.18%   5.45%
 Ratio of expenses to average net
  assets*                              1.77%   1.76%   1.75%   1.81%   2.06%
 Portfolio turnover(a)                32.68%  38.70%  41.15%  70.36%  67.65%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  63
     one group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Short-Term Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                             YEAR ENDED JUNE 30,
                                   -------------------------------------------
CLASS A                             2000     1999     1998     1997     1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $ 10.39  $ 10.50  $ 10.46  $ 10.41  $ 10.52
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                0.57     0.57     0.61     0.61     0.63
 Net realized and unrealized gains
  (losses) from investments          (0.11)   (0.11)    0.04     0.05    (0.13)
-------------------------------------------------------------------------------
Total from Investment Activities      0.46     0.46     0.65     0.66     0.50
-------------------------------------------------------------------------------
Distributions:
 Net investment income               (0.57)   (0.57)   (0.61)   (0.61)   (0.61)
Total Distributions                  (0.57)   (0.57)   (0.61)   (0.61)   (0.61)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $ 10.28  $ 10.39  $ 10.50  $ 10.46  $ 10.41
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                             4.55%    4.41%    6.32%    6.47%    4.86%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000) $21,834  $21,450  $15,582  $20,055  $21,343
 Ratio of expenses to average net
  assets                             0.78%    0.78%    0.78%    0.76%    0.76%
 Ratio of net investment income to
  average net assets                 5.52%    5.30%    5.77%    5.81%    5.81%
 Ratio of expenses to average net
  assets*                            1.16%    1.16%    1.17%    1.16%    1.17%
 Portfolio turnover(a)              25.93%   37.22%   56.99%   66.61%   75.20%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                             YEAR ENDED JUNE 30,
                                      --------------------------------------
CLASS B                                2000    1999    1998    1997    1996
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $10.46  $10.57  $10.53  $10.49  $10.60
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income                  0.52    0.53    0.58    0.55    0.55
 Net realized and unrealized gains
  (losses) from investments            (0.11)  (0.11)   0.04    0.04   (0.10)
-----------------------------------------------------------------------------
Total from Investment Activities        0.41    0.42    0.62    0.59    0.45
-----------------------------------------------------------------------------
Distributions:
 Net investment income                 (0.52)  (0.53)  (0.58)  (0.55)  (0.56)
Total Distributions                    (0.52)  (0.53)  (0.58)  (0.55)  (0.56)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $10.35  $10.46  $10.57  $10.53  $10.49
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)   4.00%   4.02%   5.98%   5.74%   4.28%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)    $4,636  $5,047  $4,851  $4,920  $4,923
 Ratio of expenses to average net
  assets                               1.28%   1.14%   1.11%   1.20%   1.26%
 Ratio of net investment income to
  average net assets                   4.98%   4.96%   5.44%   5.21%   5.31%
 Ratio of expenses to average net
  assets*                              1.80%   1.65%   1.64%   1.81%   1.82%
 Portfolio turnover(a)                25.93%  37.22%  56.99%  66.61%  75.20%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
64
     one group(R)

     -------------------
[GRAPHIC]

FINANCIAL HIGHLIGHTS

Intermediate Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                            YEAR ENDED DECEMBER 31,
                          YEAR ENDED   SIX MONTHS ENDED ----------------------------------
CLASS A                  JUNE 30, 2000 JUNE 30, 1999(A)  1998     1997     1996     1995
-------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $  10.28        $  10.61     $ 10.47  $ 10.29  $ 10.37  $  9.21
-------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income         0.59            0.30        0.61     0.62     0.64     0.59
 Net realized and
  unrealized gains
  (losses) from
  investments                 (0.21)          (0.33)       0.14     0.18    (0.07)    1.16
-------------------------------------------------------------------------------------------
Total from Investment
 Activities                    0.38           (0.03)       0.75     0.80     0.57     1.75
-------------------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.59)          (0.30)      (0.61)   (0.62)   (0.65)   (0.59)
Total Distributions           (0.59)          (0.30)      (0.61)   (0.62)   (0.65)   (0.59)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                    $  10.07        $  10.28     $ 10.61  $ 10.47  $ 10.29  $ 10.37
-------------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)                3.86%         (0.27)%(b)    7.37%    8.04%    5.65%   19.48%
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)             $157,577        $124,940     $88,072  $42,343  $18,324  $11,654
 Ratio of expenses to
  average net assets          0.83%           0.84%(c)    0.91%    0.86%    0.79%    0.73%
 Ratio of net investment
  income to average net
  assets                      5.87%           5.87%(c)    5.77%    6.01%    6.17%    5.98%
 Ratio of expenses to
  average net assets*         1.16%           1.02%(c)    0.91%    0.86%    0.79%    0.73%
 Portfolio turnover(d)        6.08%           9.24%      50.32%   31.66%   31.62%   36.47%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Intermediate Bond Fund merged into the Pegasus Intermediate Bond Fund to become the One Group Intermediate Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Intermediate Bond Fund.
  (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                         YEAR ENDED     SEPTEMBER 23,
                                                        DECEMBER 31,       1996 TO
                          YEAR ENDED   SIX MONTHS ENDED --------------  DECEMBER 31,
CLASS B                  JUNE 30, 2000 JUNE 30, 1999(A)  1998    1997      1996(B)
-------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $ 10.18        $ 10.50      $10.38  $10.20     $10.00
-------------------------------------------------------------------------------------
Investment Activities:
 Net investment income         0.53           0.27        0.47    0.55       0.15
 Net realized and
  unrealized gains
  (losses) from
  investments                 (0.21)         (0.32)       0.18    0.17       0.20
-------------------------------------------------------------------------------------
Total from Investment
 Activities                    0.32          (0.05)       0.65    0.72       0.35
-------------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.53)         (0.27)      (0.53)  (0.54)     (0.15)
Total Distributions           (0.53)         (0.27)      (0.53)  (0.54)     (0.15)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                     $  9.97        $ 10.18      $10.50  $10.38     $10.20
-------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)                3.23%        (0.46%)(c)    6.44%   7.32%      3.50%(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)              $37,460        $37,681      $  857  $  385     $  122
 Ratio of expenses to
  average net assets          1.48%          1.50%(d)    1.66%   1.61%      1.60%(d)
 Ratio of net investment
  income to average net
  assets                      5.26%          5.15%(d)    5.02%   5.26%      1.52%(d)
 Ratio of expenses to
  average net assets*         1.81%          1.91%(d)    1.66%   1.61%      1.60%(d)
 Portfolio turnover(e)        6.08%          9.24%      50.32%  31.66%     31.62%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Intermediate Bond Fund merged into the Pegasus Intermediate Bond Fund to become the One Group Intermediate Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Intermediate Bond Fund.
  (B) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  65
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Intermediate Bond Fund

                                                YEAR ENDED   MARCH 22, 1999 TO
CLASS C                                        JUNE 30, 2000 JUNE 30, 1999(A)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 10.18         $ 10.38
------------------------------------------------------------------------------
Investment Activities:
 Net investment income                               0.53            0.15
 Net realized and unrealized gains (losses)
  from investments                                  (0.20)          (0.20)
------------------------------------------------------------------------------
Total from Investment Activities                     0.33           (0.05)
------------------------------------------------------------------------------
Distributions:
 Net investment income                              (0.53)          (0.15)
Total Distributions                                 (0.53)          (0.15)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $  9.98         $ 10.18
------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                3.33%          (0.51%)(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                $33,087         $16,650
 Ratio of expenses to average net assets            1.49%           1.50%(c)
 Ratio of net investment income to average net
  assets                                            5.30%           5.18%(c)
 Ratio of expenses to average net assets*           1.82%           2.13%(c)
 Portfolio turnover(d)                              6.08%           9.24%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
66
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                    SIX MONTHS
                         YEAR ENDED   ENDED           YEAR ENDED DECEMBER 31,
                          JUNE 30,   JUNE 30,    ------------------------------------
CLASS A                     2000     1999(A)       1998      1997     1996     1995
--------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $  10.34   $  10.78    $  10.59  $  10.27  $ 10.45  $  9.01
--------------------------------------------------------------------------------------
Investment Activities:
 Net investment income        0.62       0.34        0.61      0.63     0.67     0.63
 Net realized and
  unrealized gains
  (losses) from
  investments                (0.26)     (0.44)       0.21      0.32    (0.18)    1.45
--------------------------------------------------------------------------------------
Total from Investment
 Activities                   0.36      (0.10)       0.82      0.95     0.49     2.08
--------------------------------------------------------------------------------------
Distributions:
 Net investment income       (0.62)     (0.34)      (0.63)    (0.63)   (0.67)   (0.64)
Total Distributions          (0.62)     (0.34)      (0.63)    (0.63)   (0.67)   (0.64)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  10.08   $  10.34    $  10.78  $  10.59  $ 10.27  $ 10.45
--------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)               3.68%    (0.98)%(b)    7.92%     9.65%    4.98%   23.75%
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)            $143,421   $180,058    $226,261  $125,515  $46,977  $31,714
 Ratio of expenses to
  average net assets         0.85%      0.86%(c)    0.89%     0.86%    0.78%    0.74%
 Ratio of net investment
  income to average net
  assets                     6.15%      6.39%(c)    5.85%     6.16%    6.59%    6.39%
 Ratio of expenses to
  average net assets*        1.16%      0.97%(c)    0.89%     0.86%    0.78%    0.74%
 Portfolio turnover(d)      16.19%     10.89%      34.69%    17.60%   24.92%   41.91%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Bond Fund became the One Group Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Bond Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                    SIX MONTHS     YEAR ENDED      AUGUST 26,
                         YEAR ENDED   ENDED       DECEMBER 31,      1996 TO
                          JUNE 30,   JUNE 30,     --------------  DECEMBER 31,
CLASS B                     2000     1999(A)       1998    1997     1996(B)
------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $ 10.34    $ 10.78      $10.59  $10.27     $10.00
------------------------------------------------------------------------------
Investment Activities:
 Net investment income       0.56       0.30        0.47    0.56       0.21
 Net realized and
  unrealized gains
  (losses) from
  investments               (0.26)     (0.44)       0.27    0.32       0.27
------------------------------------------------------------------------------
Total from Investment
 Activities                  0.30      (0.14)       0.74    0.88       0.48
------------------------------------------------------------------------------
Distributions:
 Net investment income      (0.56)     (0.30)      (0.55)  (0.56)     (0.21)
Total Distributions         (0.56)     (0.30)      (0.55)  (0.56)     (0.21)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $ 10.08    $ 10.34      $10.78  $10.59     $10.27
------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)              3.01%     (1.35%)(c)   7.16%   8.91%      4.81%(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)            $18,808    $13,812      $9,074  $3,394     $  280
 Ratio of expenses to
  average net assets        1.50%      1.57%(d)    1.64%   1.61%      1.59%(d)
 Ratio of net investment
  income to average net
  assets                    5.52%      5.69%(d)    5.10%   5.41%      3.01%(d)
 Ratio of expenses to
  average net assets*       1.81%      1.70%(d)    1.64%   1.61%      1.59%(d)
 Portfolio turnover(e)     16.19%     10.89%      34.69%  17.60%     24.92%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Bond Fund became the One Group Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Bond Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  67
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Bond Fund

                                                                 MARCH 22,
                                                      YEAR ENDED  1999 TO
                                                       JUNE 30,  JUNE 30,
CLASS C                                                  2000     1999(A)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 10.38    $ 10.59
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income                                    0.56       0.17
 Net realized and unrealized gains (losses) from
  investments                                            (0.24)     (0.21)
-----------------------------------------------------------------------------
Total from Investment Activities                          0.32      (0.04)
-----------------------------------------------------------------------------
Distributions:
 Net investment income                                   (0.56)     (0.17)
Total Distributions                                      (0.56)     (0.17)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $ 10.14    $ 10.38
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                     3.19%     (0.35%)(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                     $ 2,118    $   455
 Ratio of expenses to average net assets                 1.50%      1.47%(c)
 Ratio of net investment income to average net assets    5.56%      5.66%(c)
 Ratio of expenses to average net assets*                1.82%      1.69%(c)
 Portfolio turnover(d)                                  16.19%     10.89%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
68
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Income Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                    SIX MONTHS                                FEBRUARY 1,
                         YEAR ENDED   ENDED       YEAR ENDED DECEMBER 31,       1995 TO
                          JUNE 30,   JUNE 30,     --------------------------  DECEMBER 31,
CLASS A                     2000     1999(A)       1998     1997      1996      1995(B)
-------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $  7.68    $  8.09      $  8.00  $  7.84  $   8.18    $   7.68
-------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income       0.46       0.21         0.44     0.48      0.41        0.44
 Net realized and
  unrealized gains
  (losses) from
  investments               (0.18)     (0.34)        0.14     0.17     (0.25)       0.72
-------------------------------------------------------------------------------------------
Total from Investment
 Activities                  0.28      (0.13)        0.58     0.65      0.16        1.16
-------------------------------------------------------------------------------------------
Distributions:
 Net investment income      (0.46)     (0.22)       (0.44)   (0.47)    (0.40)      (0.44)
 Net realized gains
  (losses)                     -       (0.06)       (0.05)   (0.02)    (0.10)      (0.22)
Total Distributions         (0.46)     (0.28)       (0.49)   (0.49)    (0.50)      (0.66)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  7.50    $  7.68      $  8.09  $  8.00  $   7.84    $   8.18
-------------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)              3.80%     (1.62%)(c)    7.44%    8.58%     2.75%      15.55%(c)

RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)            $28,677    $31,603      $15,785  $ 7,832  $  8,798    $  6,095
 Ratio of expenses to
  average net assets        0.88%      0.87%(d)     0.90%    0.87%     0.84%       0.94%(d)
 Ratio of net investment
  income to average net
  assets                    6.11%      5.37%(d)     5.57%    5.83%     5.75%       5.72%(d)
 Ratio of expenses to
  average net assets*       1.16%      1.16%(d)     0.90%    0.87%     0.90%       1.15%(d)
 Portfolio turnover(e)     25.10%     20.55%       41.69%   38.70%   103.93%     173.26%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Income Bond Fund merged into the Pegasus Multi Sector Bond Fund to become the One Group Income Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Multi Sector Bond Fund. (B) Effective February 1, 1995 the Fund changed its fiscal year end from January 31, to December 31. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                    SIX MONTHS    YEAR ENDED DECEMBER       MAY 31,
                         YEAR ENDED   ENDED               31,               1995 TO
                          JUNE 30,   JUNE 30,    -----------------------  DECEMBER 31,
CLASS B                     2000     1999(A)      1998    1997    1996      1995(B)
--------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $  7.71    $  8.13     $ 8.00  $ 7.85  $  8.18    $  8.13
--------------------------------------------------------------------------------------
Investment Activities:
 Net investment income       0.41       0.18       0.39    0.42     0.45       0.24
 Net realized and
  unrealized gains
  (losses) from
  investments               (0.18)     (0.34)      0.14    0.17    (0.23)      0.27
--------------------------------------------------------------------------------------
Total from Investment
 Activities                  0.23      (0.16)      0.53    0.59     0.22       0.51
--------------------------------------------------------------------------------------
Distributions:
 Net investment income      (0.41)     (0.20)     (0.35)  (0.42)   (0.45)     (0.24)
 Net realized gains
  (losses)                     -       (0.06)     (0.05)  (0.02)   (0.10)     (0.22)
Total Distributions         (0.41)     (0.26)     (0.40)  (0.44)   (0.55)     (0.46)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                   $  7.53    $  7.71     $ 8.13  $ 8.00  $  7.85    $  8.18
--------------------------------------------------------------------------------------
Total Return (Excludes
 Sales Charge)              3.11%    (2.07)%(c)   6.74%   7.75%    2.09%      6.41%(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net asset at end of
  period (000)            $13,036    $16,309     $  638  $  533  $   502    $   259
 Ratio of expenses to
  average net assets        1.52%      1.52%(d)   1.65%   1.62%    1.58%      1.60%(d)
 Ratio of net investment
  income to average net
  assets                    5.42%      5.05%(d)   4.80%   5.08%    5.01%      5.00%(d)
 Ratio of expenses to
  average net assets*       1.81%      2.01%(d)   1.65%   1.62%    1.67%      1.78%(d)
 Portfolio turnover(e)     25.10%      20.55%    41.69%  38.70%  103.93%    173.26%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Income Bond Fund merged into the Pegasus Multi Sector Bond Fund to become the One Group Income Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Multi Sector Bond Fund. (B) Re-offering date of Class B shares was May 31, 1995. (C) Not annualized. (D) Annualized.
  (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  69
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Income Bond Fund

                                                             MAY 30,
                                                             2000 TO
                                                             JUNE 30,
CLASS C                                                      2000(A)
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $  7.40
-----------------------------------------------------------------------
Investment Activities:
 Net investment income                                          0.04
 Net realized and unrealized gains (losses) from investments    0.14
-----------------------------------------------------------------------
Total from Investment Activities                                0.18
-----------------------------------------------------------------------
Distributions:
 Net investment income                                         (0.04)
Total Distributions                                            (0.04)
-----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $  7.54
-----------------------------------------------------------------------
Total Return (Excludes Sales Charge)                           2.37%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                           $   128
 Ratio of expenses to average net assets                       1.51%(c)
 Ratio of net investment income to average net assets          5.90%(c)
 Ratio of expenses to average net assets*                      1.77%(c)
 Portfolio turnover(d)                                        25.10%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
70
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Government Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                             YEAR ENDED JUNE 30,
                                   -------------------------------------------
CLASS A                             2000     1999     1998     1997     1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $  9.73  $ 10.11  $  9.69  $  9.56  $  9.81
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                0.57     0.56     0.58     0.60     0.60
 Net realized and unrealized gains
  (losses) from investments and
  futures                            (0.18)   (0.38)    0.42     0.13    (0.25)
-------------------------------------------------------------------------------
Total from Investment Activities      0.39     0.18     1.00     0.73     0.35
-------------------------------------------------------------------------------
Distributions:
 Net investment income               (0.57)   (0.56)   (0.58)   (0.60)   (0.60)
Total Distributions                  (0.57)   (0.56)   (0.58)   (0.60)   (0.60)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $  9.55  $  9.73  $ 10.11  $  9.69  $  9.56
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                             4.17%    1.69%   10.54%    7.83%    3.58%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000) $43,935  $42,819  $31,548  $34,727  $38,800
 Ratio of expenses to average net
  assets                             0.87%    0.87%    0.87%    0.87%    0.93%
 Ratio of net investment income to
  average net assets                 5.93%    5.52%    5.80%    6.20%    6.09%
 Ratio of expenses to average net
  assets*                            1.01%    1.00%    1.02%    1.03%    1.04%
 Portfolio turnover(a)              25.30%   80.86%   91.49%   60.53%   62.70%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                             YEAR ENDED JUNE 30,
                                   -------------------------------------------
CLASS B                             2000     1999     1998     1997     1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $  9.74  $ 10.11  $  9.69  $  9.56  $  9.81
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                0.51     0.49     0.52     0.54     0.54
 Net realized and unrealized gains
  (losses) from investments and
  futures                            (0.19)   (0.37)    0.42     0.13    (0.25)
-------------------------------------------------------------------------------
Total from Investment Activities      0.32     0.12     0.94     0.67     0.29
-------------------------------------------------------------------------------
Distributions:
 Net investment income               (0.51)   (0.49)   (0.52)   (0.54)   (0.54)
Total Distributions                  (0.51)   (0.49)   (0.52)   (0.54)   (0.54)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $  9.55  $  9.74  $ 10.11  $  9.69  $  9.56
-------------------------------------------------------------------------------
Total Return (Excludes Sales
 Charge)                             3.39%    1.14%    9.86%    7.14%    2.95%
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000) $43,077  $53,384  $20,922  $11,729  $10,782
 Ratio of expenses to average net
  assets                             1.52%    1.52%    1.52%    1.52%    1.58%
 Ratio of net investment income to
  average net assets                 5.30%    4.86%    5.14%    5.55%    5.44%
 Ratio of expenses to average net
  assets*                            1.66%    1.65%    1.67%    1.68%    1.69%
 Portfolio turnover(a)              25.30%   80.86%   91.49%   60.53%   62.70%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  71
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Government Bond Fund

                                                                 MARCH 22,
                                                      YEAR ENDED  1999 TO
                                                       JUNE 30,  JUNE 30,
CLASS C                                                  2000     1999(A)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  9.74    $ 10.03
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income                                    0.51       0.14
 Net realized and unrealized gains (losses) from
  investments and futures                                (0.19)     (0.29)
-----------------------------------------------------------------------------
Total from Investment Activities                          0.32      (0.15)
-----------------------------------------------------------------------------
Distributions:
 Net investment income                                   (0.51)     (0.14)
Total Distributions                                      (0.51)     (0.14)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $  9.55    $  9.74
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                     3.39%     (1.54%)(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                     $ 3,130    $ 1,102
 Ratio of expenses to average net assets                 1.52%      1.52%(c)
 Ratio of net investment income to average net assets    5.36%      5.06%(c)
 Ratio of expenses to average net assets*                1.66%      1.65%(c)
 Portfolio turnover(d)                                  25.30%     80.86%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
72
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

Treasury & Agency Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements are incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                 JANUARY 20,
                                        YEAR ENDED JUNE 30,        1997 TO
                                      -------------------------   JUNE 30,
CLASS A                                2000     1999     1998      1997(A)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $  9.81  $ 10.09  $  9.98    $ 10.00
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income                   0.55     0.54     0.63       0.29
 Net realized and unrealized gains
  (losses) from investments             (0.14)   (0.21)    0.16      (0.02)
-----------------------------------------------------------------------------
Total from Investment Activities         0.41     0.33     0.79       0.27
-----------------------------------------------------------------------------
Distributions:
 Net investment income                  (0.55)   (0.54)   (0.63)     (0.29)
 Net realized gains (losses)            (0.02)   (0.07)   (0.05)        -
Total Distributions                     (0.57)   (0.61)   (0.68)     (0.29)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $  9.65  $  9.81  $ 10.09    $  9.98
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)    4.27%    3.30%    8.10%      2.78%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)    $39,655  $72,941  $35,213    $    94
 Ratio of expenses to average net
  assets                                0.63%    0.60%    0.58%      0.71%(c)
 Ratio of net investment income to
  average net assets                    5.62%    5.30%    5.87%      6.47%(c)
 Ratio of expenses to average net
  assets*                               0.99%    1.00%    0.98%      1.15%(c)
 Portfolio turnover(d)                 30.02%   76.73%   41.60%     54.44%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                 JANUARY 20,
                                        YEAR ENDED JUNE 30,        1997 TO
                                      -------------------------   JUNE 30,
CLASS B                                2000     1999     1998      1997(A)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $  9.81  $ 10.08  $  9.99    $ 10.00
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income                   0.50     0.49     0.58       0.26
 Net realized and unrealized gains
  (losses) from investments             (0.15)   (0.20)    0.14      (0.01)
-----------------------------------------------------------------------------
Total from Investment Activities         0.35     0.29     0.72       0.25
-----------------------------------------------------------------------------
Distributions:
 Net investment income                  (0.50)   (0.49)   (0.58)     (0.26)
 Net realized gains (losses)            (0.02)   (0.07)   (0.05)        -
Total Distributions                     (0.52)   (0.56)   (0.63)     (0.26)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $  9.64  $  9.81  $ 10.08    $  9.99
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)    3.65%    2.89%    7.33%      2.58%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)    $54,322  $69,825  $12,483    $    80
 Ratio of expenses to average net
  assets                                1.13%    1.10%    1.08%      1.23%(c)
 Ratio of net investment income to
  average net assets                    5.14%    4.79%    5.39%      6.30%(c)
 Ratio of expenses to average net
  assets*                               1.64%    1.64%    1.63%      1.81%(c)
 Portfolio turnover(d)                 30.02%   76.73%   41.60%     54.44%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  73
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

High Yield Bond Fund
The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                 NOVEMBER 13,
                                                      YEAR ENDED   1998 TO
                                                       JUNE 30,    JUNE 30,
CLASS A                                                  2000      1999(A)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  9.86     $ 10.00
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income                                    0.87        0.49
 Net realized and unrealized gains (losses) from
  investments                                            (0.97)      (0.14)
-----------------------------------------------------------------------------
Total from Investment Activities                         (0.10)       0.35
-----------------------------------------------------------------------------
Distributions:
 Net investment income                                   (0.87)      (0.49)
Total Distributions                                      (0.87)      (0.49)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $  8.89     $  9.86
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                    (1.00%)      3.53%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                     $ 9,860     $11,405
 Ratio of expenses to average net assets                 1.13%       1.13%(c)
 Ratio of net investment income to average net assets    9.28%       8.46%(c)
 Ratio of expenses to average net assets*                1.38%       1.43%(c)
 Portfolio turnover(d)                                  35.14%      28.02%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                                                 NOVEMBER 13,
                                                      YEAR ENDED   1998 TO
                                                       JUNE 30,    JUNE 30,
CLASS B                                                  2000      1999(A)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  9.88     $ 10.00
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income                                    0.81        0.45
 Net realized and unrealized gains (losses) from
  investments                                            (0.97)      (0.12)
-----------------------------------------------------------------------------
Total from Investment Activities                         (0.16)       0.33
-----------------------------------------------------------------------------
Distributions:
 Net investment income                                   (0.81)      (0.45)
Total Distributions                                      (0.81)      (0.45)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $  8.91     $  9.88
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                   (1.64)%       3.30%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                     $ 6,565     $ 3,748
 Ratio of expenses to average net assets                 1.77%       1.77%(c)
 Ratio of net investment income to average net assets    8.66%       7.69%(c)
 Ratio of expenses to average net assets*                2.02%       2.06%(c)
 Portfolio turnover(d)                                  35.14%      28.02%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
74
     one group(R)

     -------------------

FINANCIAL HIGHLIGHTS

High Yield Bond Fund

                                                                 MARCH 22,
                                                      YEAR ENDED  1999 TO
                                                       JUNE 30,  JUNE 30,
CLASS C                                                  2000     1999(A)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  9.87    $ 10.14
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income                                    0.81       0.22
 Net realized and unrealized gains (losses) from
  investments                                            (0.97)     (0.27)
-----------------------------------------------------------------------------
Total from Investment Activities                         (0.16)     (0.05)
-----------------------------------------------------------------------------
Distributions:
 Net investment income                                   (0.81)     (0.22)
Total Distributions                                      (0.81)     (0.22)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $  8.90    $  9.87
-----------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                    (1.66%)    (0.56%)(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)                     $ 2,121    $     9
 Ratio of expenses to average net assets                 1.78%      1.76%(c)
 Ratio of net investment income to average net assets    8.82%      7.84%(c)
 Ratio of expenses to average net assets*                2.03%      2.08%(c)
 Portfolio turnover(d)                                  35.14%     28.02%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

------
  75
     one group(R)

     -------------------
[GRAPHIC]

Appendix A

--------------------------------------------------------------------------------
Investment Practices


The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information.

Following the table is a more complete discussion of risk.

--------------------------------

                   FUND NAME  FUND CODE
 --------------------------------------
   One Group(R) Ultra Short-
                   Term Bond       1
 --------------------------------------
     One Group(R) Short-Term
                   Bond Fund       2
 --------------------------------------
   One Group(R) Intermediate
                   Bond Fund       3
 --------------------------------------
      One Group(R) Bond Fund       4
 --------------------------------------
    One Group(R) Income Bond
                        Fund       5
 --------------------------------------
     One Group(R) Government
                   Bond Fund       6
 --------------------------------------
     One Group(R) Treasury &
                 Agency Fund       7
 --------------------------------------
     One Group(R) High Yield
                   Bond Fund       8
 --------------------------------------

                                                                FUND  RISK
INSTRUMENT                                                      CODE  TYPE
-------------------------------------------------------------------------------

U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and     1-8    Market
CUBES.
-------------------------------------------------------------------------------

Treasury Receipts: TRS, TIGRs and CATS.                        1-8    Market
-------------------------------------------------------------------------------

U.S. Government Agency Securities: Securities issued by        1-8    Market
agencies and instrumentalities of the U.S. government. These          Credit
include Ginnie Mae, Fannie Mae and Freddie Mac.
-------------------------------------------------------------------------------
Certificates of Deposit: Negotiable instruments with a stated  1-5, 8 Market
maturity.                                                             Credit
                                                                      Liquidity
-------------------------------------------------------------------------------
Time Deposits: Non-negotiable receipts issued by a bank in     1-5, 8 Liquidity
exchange for the deposit of funds.                                    Credit
                                                                      Market
-------------------------------------------------------------------------------
Repurchase Agreements: The purchase of a security and the      1-8    Credit
simultaneous commitment to return the security to the seller          Market
at an agreed upon price on an agreed upon date. This is               Liquidity
treated as a loan.
-------------------------------------------------------------------------------

------
76

                                                           FUND      RISK
INSTRUMENT                                                 CODE      TYPE
-------------------------------------------------------------------------------

Reverse Repurchase Agreements: The sale of a security and  1-8       Market
the simultaneous commitment to buy the security back at              Leverage
an agreed upon price on an agreed upon date. This is
treated as a borrowing by a Fund.
-------------------------------------------------------------------------------

Securities Lending: The lending of up to 33 1/3% of the    1-8       Credit
Fund's total assets. In return, the Fund will receive                Market
cash, other securities, and/or letters of credit as                  Leverage
collateral.
-------------------------------------------------------------------------------

When-Issued Securities and Forward Commitments: Purchase   1-8       Market
or contract to purchase securities at a fixed price for              Leverage
delivery at a future date.                                           Liquidity
                                                                     Credit
-------------------------------------------------------------------------------

Investment Company Securities: Shares of other mutual      1-8       Market
funds, including One Group money market funds and shares
of other money market mutual funds for which Banc One
Investment Advisors or its affiliates serve as investment
advisor or administrator. The Treasury & Agency Fund and
the Government Bond Fund will only purchase shares of
investment companies which invest exclusively in U.S.
Treasury and other U.S. agency obligations. Banc One
Investment Advisors will waive certain fees when
investing in funds for which it serves as investment
advisor.
-------------------------------------------------------------------------------

Convertible Securities: Bonds or preferred stock that      1, 3-5, 8 Market
convert to common stock.                                             Credit
-------------------------------------------------------------------------------

Call and Put Options: A call option gives the buyer the    1-6, 8    Management
right to buy, and obligates the seller of the option to              Liquidity
sell, a security at a specified price at a future date. A            Credit
put option gives the buyer the right to sell, and                    Market
obligates the seller of the option to buy, a security at             Leverage
a specified price at a future date. The Funds will sell
only covered call and secured put options.
-------------------------------------------------------------------------------

Futures and Related Options: A contract providing for the  1-6, 8    Management
future sale and purchase of a specified amount of a                  Market
specified security, class of securities, or an index at a            Credit
specified time in the future and at a specified price.               Liquidity
                                                                     Leverage
-------------------------------------------------------------------------------

Real Estate Investment Trusts ("REITS"): Pooled            2-5, 8    Liquidity
investment vehicles which invest primarily in income                 Management
producing real estate or real estate related loans or                Market
interest.                                                            Regulatory
                                                                     Tax
                                                                     Prepayment
-------------------------------------------------------------------------------

------
  77

                                                              FUND   RISK
INSTRUMENT                                                    CODE   TYPE
-------------------------------------------------------------------------------

Bankers' Acceptances: Bills of exchange or time drafts drawn  1-5, 8 Credit
on and accepted by a commercial bank. Maturities are                 Liquidity
generally six months or less.                                        Market
-------------------------------------------------------------------------------

Commercial Paper: Secured and unsecured short-term            1-5, 8 Credit
promissory notes issued by corporations and other entities.          Liquidity
Maturities generally vary from a few days to nine months.            Market
-------------------------------------------------------------------------------

Foreign Securities: Stocks issued by foreign companies, as    1-5, 8 Market
well as commercial paper of foreign issuers and obligations          Political
of foreign banks, overseas branches of U.S. banks and                Liquidity
supranational entities. This Includes American Depositary            Foreign
Receipts, Global Depository Receipts, American Depositary            Investment
Securities and European Depositary Receipts.
-------------------------------------------------------------------------------

Restricted Securities: Securities not registered under the    1-5, 8 Liquidity
Securities Act of 1933, such as privately placed commercial          Market
paper and Rule 144A securities.
-------------------------------------------------------------------------------

Variable and Floating Rate Instruments: Obligations with      1-8    Credit
interest rates which are reset daily, weekly, quarterly or           Liquidity
some other period and which may be payable to the Fund on            Market
demand.
-------------------------------------------------------------------------------

Warrants: Securities, typically issued with preferred stock   5, 8   Market
or bonds, that give the holder the right to buy a                    Credit
proportionate amount of common stock at a specified price.
-------------------------------------------------------------------------------

Preferred Stock: A class of stock that generally pays a       1-5, 8 Market
dividend at a specified rate and has preference over common
stock in the payment of dividends and in liquidation.
-------------------------------------------------------------------------------

Mortgage-Backed Securities: Debt obligations secured by real  1-8    Prepayment
estate loans and pools of loans. These include                       Market
collateralized mortgage obligations ("CMOs") and Real Estate         Credit
Mortgage Investment Conduits ("REMICs").                             Regulatory
-------------------------------------------------------------------------------

Corporate Debt Securities: Corporate bonds and non-           1-5, 8 Market
convertible debt securities.                                         Credit
-------------------------------------------------------------------------------

Demand Features: Securities that are subject to puts and      1-5, 8 Market
standby commitments to purchase the securities at a fixed            Liquidity
price (usually with accrued interest) within a fixed period          Management
of time following demand by a Fund.
-------------------------------------------------------------------------------

------
78

                                                              FUND   RISK
INSTRUMENT                                                    CODE   TYPE
-------------------------------------------------------------------------------

Asset-Backed Securities: Securities secured by company        1-5, 8 Prepayment
receivables, home equity loans, truck and auto loans,                Market
leases, credit card receivables and other securities backed          Credit
by other types of receivables or other assets.                       Regulatory
-------------------------------------------------------------------------------

Mortgage Dollar Rolls: A transaction in which a Fund sells    1-8    Prepayment
securities for delivery in a current month and                       Market
simultaneously contracts with the same party to repurchase           Regulatory
similar but not identical securities on a specified future
date.
-------------------------------------------------------------------------------

Adjustable Rate Mortgage Loans ("ARMS"): Loans in a mortgage  1-8    Prepayment
pool which provide for a fixed initial mortgage interest             Market
rate for a specified period of time, after which the rate            Credit
may be subject to periodic adjustments.                              Regulatory
-------------------------------------------------------------------------------

Swaps, Caps and Floors: A Fund may enter into these           1-6, 8 Management
transactions to manage its exposure to changing interest             Credit
rates and other factors. Swaps involve an exchange of                Liquidity
obligations by two parties. Caps and floors entitle a                Market
purchaser to a principal amount from the seller of the cap
or floor to the extent that a specified index exceeds or
falls below a predetermined interest rate or amount.
-------------------------------------------------------------------------------
New Financial Products: New options and futures contracts     1-6, 8 Management
and other financial products continue to be developed and            Credit
the Funds may invest in such options, contracts and                  Market
products.                                                            Liquidity
-------------------------------------------------------------------------------
Structured Instruments: Debt securities issued by agencies    1-8    Market
and instrumentalities of the U.S. government, banks,                 Liquidity
municipalities, corporations and other businesses whose              Management
interest and/or principal payments are indexed to foreign            Credit
currency exchange rates, interest rates, or one or more              Foreign
other referenced indices.                                            Investment
-------------------------------------------------------------------------------
Municipal Securities: Securities issued by a state or         1-5, 8 Market
political subdivision to obtain funds for various public             Credit
purposes. Municipal securities include private activity              Political
bonds and industrial development bonds, as well as General           Tax
Obligation Notes, Tax Anticipation Notes, Bond Anticipation          Regulatory
Notes, Revenue Anticipation Notes, Project Notes, other
short-term tax-exempt obligations, municipal leases,
obligations of municipal housing authorities and single
family revenue bonds.
-------------------------------------------------------------------------------

------
  79

                                                              FUND   RISK
INSTRUMENT                                                    CODE   TYPE
-------------------------------------------------------------------------------
Zero Coupon Debt Securities: Bonds and other debt that pay    1-8    Market
no interest, but are issued at a discount from their value           Zero
at maturity. When held to maturity, their entire return              Coupon
equals the difference between their issue price and their
maturity value.
-------------------------------------------------------------------------------
Zero-Fixed-Coupon Debt Securities: Zero coupon debt           1-8    Credit
securities which convert on a specified date to interest             Market
bearing debt securities.                                             Zero
                                                                     Coupon
-------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities: Derivative multi-class   1-6, 8 Prepayment
mortgage securities usually structured with two classes of           Market
shares that receive different proportions of the interest            Credit
and principal from a pool of mortgage-backed obligations.            Regulatory
These include IOs and POs.
-------------------------------------------------------------------------------
Inverse Floating Rate Instruments: Leveraged variable rate    1-6, 8 Market
debt instruments with interest rates that reset in the               Leverage
opposite direction from the market rate of interest to which         Credit
the inverse floater is indexed.
-------------------------------------------------------------------------------
Loan Participations and Assignments: Participations in, or    1-5, 8 Credit
assignments of all or a portion of loans to corporations or          Political
to governments, including governments of the less developed          Liquidity
countries ("LDCs").                                                  Foreign
                                                                     Investment
                                                                     Market
-------------------------------------------------------------------------------
Fixed Rate Mortgage Loans: Investments in fixed rate          1-8    Credit
mortgage loans or mortgage pools which bear simple interest          Prepayment
at fixed annual rates and have short to long term final              Regulatory
maturities.                                                          Market
-------------------------------------------------------------------------------
Short-Term Funding Agreements: Funding agreements issued by   1-5, 8 Credit
banks and highly rated U.S. insurance companies such as              Liquidity
Guaranteed Investment Contracts ("GICs") and Bank Investment         Market
Contracts ("BICs").
-------------------------------------------------------------------------------
Common Stock: Shares of ownership of a company.               8      Market
-------------------------------------------------------------------------------

------
80

--------------------------------------------------------------------------------

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

 . Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

 . Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

  Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

  Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

 . Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

 . Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

 . Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

------
  81

 . Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

 . Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

 . Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgages and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

 . Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

 . Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

 . Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

------
82

--------------------------------------------------------------------------------
If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual reports or the SAI, request other information or discuss your questions about the Fund by calling 1-800-480-4111 or by writing the Funds at:

ONE GROUP(R) MUTUAL FUNDS
1111 POLARIS PARKWAY
COLUMBUS, OHIO 43271-1235

OR VISITING

WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)


TOG-F-122
                                                             [LOGO OF ONE GROUP]

FOR INSTITUTIONAL CLIENTS


Institutional Money Market Funds

                    PROSPECTUS
                    Class S Shares
                    November 1, 2000


                    One Group(R) Institutional Prime Money Market Fund One Group(R) Treasury Only Money Market Fund
                    One Group(R) Government Money Market Fund



                    The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                 ---------
[LOGO OF BANK ONE]

Table of

  CONTENTS

   Fund Summaries: Investments, Risk & Performance
   One Group Institutional Prime Money Market Fund    3
                                                     ---
         One Group Treasury Only Money Market Fund    5
                                                     ---
            One Group Government Money Market Fund    8
                                                     ---

                  More About The Funds
                  Principal Investment
                            Strategies   11
                                        ---
                      Investment Risks   12
                                        ---
                   Investment Policies   13
                                        ---
                 Portfolio Quality and
                              Maturity   15
                                        ---

       How to Do Business
    with One Group Mutual
                    Funds
   Purchasing Fund Shares   16
                           ---
   Exchanging Fund Shares   19
                           ---
    Redeeming Fund Shares   20
                           ---

                 Shareholder
                 Information
               Voting Rights   22
                              ---
           Dividend Policies   22
                              ---
            Tax Treatment of
                Shareholders   22
                              ---
      Shareholder Statements
                 and Reports   23
                              ---

          Management of
              One Group
           Mutual Funds
            The Advisor    24
                          ---
          Advisory Fees    24
                          ---

     Financial
    Highlights    25
                 ---
      Appendix
            A:
    Investment
     Practices    28
                 ---

                     --------------------------
  ONE GROUP(R)             Privacy Policy
------------------------------------------------

One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

 . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representa-tives, but do not invest in One Group Mutual Funds.

 . Customer -- a consumer who has a continuing relationship with One Group
   Mutual Funds through record ownership of fund shares.

 . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory list-ing is an example of public information.

Collection of Nonpublic Personal Information
We collect information to service your account, to protect you from fraud and to make available products and services that may be of interest to you. We col-lect nonpublic personal information about you from the following sources:

 . Information we receive from you on applications or other forms, on our website or through other means;

 . Information we receive from you through transactions, correspondence and other communications with us; and

 . Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Non-Affiliated Third Parties
We do not share any nonpublic personal information about our customers or for-mer customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to com-panies who help us maintain and service your account. For instance, we will share

                                       1
----

------------
information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas or as described in the following section.

Information Sharing with Joint Marketers
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint mar-keting agreements. However, we only provide information about you to that bro-ker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

Children's Online Privacy Act Disclosure
From our website, One Group Mutual Funds does not knowingly collect or use per-sonal information from children under the age of 13 without obtaining verifi-able consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Security
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclo-sure of information or access to information about you.

We restrict access to nonpublic personal information about you to those indi-viduals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

One Group Mutual Funds' Privacy Commitment
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

                                       2
----

                     -----------------------------------
  ONE GROUP(R)             Institutional Prime
-------------------------- Money Market Fund

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Institutional Prime Money Market Fund?
The Fund seeks current income with liquidity and stability of principal.

What are the Institutional Prime Money Market Fund's main investment strategies?
The Fund invests exclusively in high-quality, short-term money market instru-ments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will comply with Securities and Exchange Commission ("SEC") rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. The Fund will concentrate its investments in the financial services industry, in-cluding asset-backed commercial paper programs. For more information about the Institutional Prime Money Market Fund's investment strategies, please read "More About The Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Institutional Prime Money Market
Fund?
The main risks of investing in the Institutional Prime Money Market Fund and the circumstances likely to adversely affect your investment are described be-low. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Credit Risk. Because the Fund only invests in high-quality obligations and lim-its its average maturity to 90 days or less, credit risk is minimized. Nonethe-less, if an issuer fails to pay interest or principal, the value of your in-vestment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund's greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a dispropor-tionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its subsidiaries and is not insured or guaranteed by the Fed-eral Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                       3
----

  FUND SUMMARY             Institutional Prime
-------------------------
                           Money Market Fund

How has the Institutional Prime Money Market Fund performed?
This section normally would include a bar chart and average annual total return table. The Institutional Prime Money Market Fund began operations on April 19, 1999, and did not have a full calendar year of investment returns as of the date of this prospectus. However, to obtain the Fund's current yield informa-tion, please call toll-free 1-877-691-1118 or visit www.onegroup.com.

Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS S
---------------------------------------------------
Investment Advisory Fees                      .10%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    NONE
---------------------------------------------------
Other Expenses/1/,/2/                         .33%
---------------------------------------------------
Total Annual Fund Operating Expenses          .43%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/   (.08%)
---------------------------------------------------
Net Expenses                                  .35%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/Class S shareholders pay a shareholder servicing fee of up to .25% of the average daily net assets of such shares. The services provided may include providing reports and other information related to the maintenance of share-holder accounts.

/3/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .35% for Class S shares for the period beginning November 1, 2000, and ending on October 31, 2001.


Examples

--------------------------------------------------------------------------------

                         1 YEAR/1/        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
CLASS S                     $36            $130           $233            $534
--------------------------------------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses would be $44.


The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       4
----

                     ------------------------------------
  ONE GROUP(R)             Treasury Only
--------------------------
                           Money Market Fund
Fund Summary: Investments, Risk & Performance

What is the goal of the Treasury Only Money Market Fund?
The Fund seeks high current income with liquidity and stability of principal with the added assurance of a Fund that does not purchase securities that are subject to repurchase agreements.

What are the Treasury Only Money Market Fund's main investment strategies?
The Fund invests exclusively in short-term U.S. Treasury bills, notes and bonds. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Treasury Only Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Treasury Only Money Market Fund? The main risks of investing in the Treasury Only Money Market Fund and the cir-cumstances likely to adversely affect your investment are described below. Be-fore you invest, please read "More About the Funds" and "Investment Risks."

main risks

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possi-ble to lose money by investing in the Fund.


                                       5
----

  Fund Summary             Treasury Only
-------------------------
                           Money Market Fund

How has the Treasury Only Money Market Fund performed?
By showing the variability of the Treasury Only Money Market Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Treasury Only Money Market Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1,2 -- Class S Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                                1994      3.76%
                                1995      5.41%
                                1996      4.94%
                                1997      5.02%
                                1998      4.82%
                                1999      4.40%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.18%.

/2/For periods prior to the commencement of operations of Class S on April 10, 2000, the performance of Class S shares is based on Class I share perfor-mance, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------
Best Quarter: 1.37% 2Q1995 Worst Quarter: .71% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999/1/

--------------------------------------------------------------------------------

                                      performance
             inception                      since
         date of class 1 year 5 years     4/16/93
-------------------------------------------------
Class S     4/10/00    4.40%   4.92%     4.52%
-------------------------------------------------

/1/For periods prior to the commencement of operations of Class S on April 10, 2000, the performance of Class S shares is based on Class I share perfor-mance adjusted to reflect the differences in expenses.



To obtain current yield information, call toll-free 1-877-691-1118 or visit www.onegroup.com.

                                       6
----

  FUND SUMMARY             Treasury Only
--------------------------
                           Money Market Fund

Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS S
---------------------------------------------------
Investment Advisory Fees                      .08%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    NONE
---------------------------------------------------
Other Expenses/1/, /2/                        .33%
---------------------------------------------------
Total Annual Fund Operating Expenses          .41%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/   (.06%)
---------------------------------------------------
Net Expenses                                  .35%
---------------------------------------------------

/1/  Expense information has been restated to reflect current fees.

/2/ Class S shareholders pay a shareholder servicing fee of up to .25% of the average daily net assets of such shares. The services provided may include providing reports and other information related to the maintenance of shareholder accounts.

/3/ Banc One Investment Advisors Corporation and the Administrator have con-tractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .35% for Class S shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

1 YEAR/1/           3 YEARS                   5 YEARS                   10 YEARS
--------------------------------------------------------------------------------
    $36               $126                      $224                       $512
--------------------------------------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses would be $42.

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       7
----

                     ----------------------------------------------------
  ONE GROUP(R)             Government Money Market Fund
--------------------------------------------------------------------------

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Government Money Market Fund?
The Fund seeks high current income with liquidity and stability of principal.

What are the Government Money Market Fund's main investment strategies?
The Fund invests exclusively in high-quality, short-term securities that are issued or guaranteed by the U.S. government or by U.S. government agencies and instrumentalities. Some of the securities purchased by the Fund may be subject to repurchase agreements. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Government Money Market Fund?
The main risks of investing in the Government Money Market Fund and the circum-stances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

MAIN RISKS

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possi-ble to lose money by investing in the Fund.


                                       8
----

  Fund Summary             Government Money Market Fund
---------------------------

How has the Government Money Market Fund performed?
By showing the variability of the Government Money Market Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Government Money Market Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/,/2/ -- Class S Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                                1994      3.98%
                                1995      5.60%
                                1996      5.16%
                                1997      5.30%
                                1998      5.21%
                                1999      4.85%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.48%.

/2/For periods prior to the commencement of operations of Class S on April 10, 2000, the performance of Class S shares is based on Class I share perfor-mance, adjusted to reflect differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 1.41% 2Q1995   Worst Quarter: .75% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999/1/

--------------------------------------------------------------------------------

           inception                   performance
         date of class 1 year 5 years since 6/14/93
---------------------------------------------------
Class S     4/10/00    4.85%   5.22%      4.84%
---------------------------------------------------

/1/For periods prior to the commencement of operations of Class S on April 10, 2000, the performance of Class S shares is based on Class I share performance adjusted to reflect the differences in expenses.

To obtain current yield information, call toll-free 1-877-691-1118 or visit www.onegroup.com.

                                       9
----

  FUND SUMMARY             Government Money Market Fund
---------------------------
Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS S
---------------------------------------------------
Investment Advisory Fees                      .08%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    NONE
---------------------------------------------------
Other Expenses/1/,/2/                         .33%
---------------------------------------------------
Total Annual Fund Operating Expenses          .41%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/3/   (.06%)
---------------------------------------------------
Net Expenses                                  .35%
---------------------------------------------------

/1/  Expense information has been restated to reflect current fees.

/2/ Class S shareholders pay a shareholder servicing fee of up to .25% of the average daily net assets of such shares. The services provided may include providing reports and other information related to the maintenance of shareholder accounts.

/3/ Banc One Investment Advisors Corporation and the Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .35% for Class S shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

1 YEAR/1/           3 YEARS                   5 YEARS                   10 YEARS
--------------------------------------------------------------------------------
   $36               $126                      $224                       $512
--------------------------------------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses for Class S shares would be $42.

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       10
----

                     -------------------------------------
  ONE GROUP(R)             More About the Funds
-----------------------------------------------------------
Each of the three Funds described in this prospectus is a series of One Group Mutual Funds ("One Group") and is managed by Banc One Investment Advisors Cor-poration ("Banc One Investment Advisors"). For more information about One Group and Banc One Investment Advisors, please read "Management of the Funds" and the Statement of Additional Information.

Principal Investment Strategies

The three mutual funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.

There can be no assurance that the Funds will achieve their investment objec-tives. Please note that each Fund also may use strategies that are not de-scribed below, but which are described in the Statement of Additional Informa-tion.

one group institutional prime money market fund. The Fund invests only in U.S. dollar denominated securities.

 . The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

 .  Each security held by the Fund will mature in 397 days or less.

 . The Fund will acquire only those securities that present minimal credit risks.

 . The Fund invests exclusively in money market instruments. These include, but are not limited to:

   1. corporate notes;

   2. commercial paper;

   3. funding agreements;

   4. certificates of deposit; and

   5. bank obligations.

 . The Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may in-vest less than 25% of its total assets in that industry if warranted due to adverse economic conditions and if investing less than that amount would be in the best interests of shareholders. The financial services industry in-cludes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

 .  The Fund may lend its securities.

                                       11
----

------------

       What is Average Weighted Maturity?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a fund's sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.

ONE GROUP TREASURY ONLY MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

 . The Fund invests exclusively in short-term U.S. Treasury bills, notes and bonds.

 . The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

 .  Each security held by the Fund will mature in 397 days or less.

 . The Fund will acquire only those securities that present minimal credit risks.

 .  The Fund may lend its securities.

ONE GROUP GOVERNMENT MONEY MARKET FUND. The Fund invests only in U.S. dollar denominated securities.

 . The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

 .  Each security held by the Fund will mature in 397 days or less.

 . The Fund will acquire only those securities that present minimal credit risks.

 . In addition to fixed-rate government securities, the Fund also will invest in variable and floating rate government securities and other money market funds that have similar investment policies and objectives. These money mar-ket funds must only invest in securities with short-term ratings equivalent to or higher than those in which the Fund invests.

 .  The Fund may lend its securities.

INVESTMENT RISKS

The main risks associated with investing in the Institutional Money Market Funds are described in the "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. Additional risks are described below.

NET ASSET VALUE. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates


                                       12
----

------------
increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may af-fect the value of your investment.

prepayment and call risk. As part of its investment strategy, the Institutional Prime Money Market Fund invests in mortgage-backed and asset-backed securities and the Government Money Market Fund may invest in mortgage-backed securities. These securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. The Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

derivatives. The Institutional Prime Money Market Fund and the Government Money Market Fund invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives pres-ent, to varying degrees, market, credit, leverage, liquidity and management risks.
                             WHAT IS A DERIVATIVE?
 Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

For more information about risks associated with the types of investments that the Institutional Money Market Funds purchase, please read "Fund Summaries: In-vestments, Risk & Performance," Appendix A and the Statement of Additional In-formation.

Investment Policies

Each Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Funds. The full text of the funda-mental policies can be found in the Statement of Additional Information.

Each Fund:

 1. Will use its best efforts to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Funds will be able to do so.

 2. Will not purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that is-suer or the Fund would own more than 10% of the outstanding voting secu-rities of that issuer. This does not include securities issued or guar-anteed by the United

                                       13
----

------------
   States, its agencies or instrumentalities, and repurchase agreements in-volving these securities. This restriction applies with respect to 75% of a Fund's total assets. The Funds may invest the remaining 25% of their to-tal assets without regard to this restriction as permitted by applicable law.

policies of specific funds

The Institutional Prime Money Market Fund:

1. Will not make loans, except that the Fund may (i) purchase or hold debt in-struments in accordance with its investment objective and policies; (ii) en-ter into repurchase agreements; and (iii) engage in securities lending.

2. Will not concentrate its investments in the securities of one or more is-suers conducting their principal business in a particular industry or group of industries (except that the Fund may concentrate its investments in secu-rities issued by companies in the financial services industry). This does not include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, domestic bank certificates of deposit or banker's acceptances, and repurchase agreements involving such securities, municipal securities or governmental guarantees of municipal securities. In addition, private activity bonds backed only by the revenues and assets of a non-governmental user will not be deemed to be municipal securities.

The Treasury Only and Government Money Market Funds:

1. Will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the respective Fund's net assets.

2. Will not borrow money or issue senior securities, except that the Funds may borrow from banks for temporary purposes in amounts not exceeding 10% of their total assets at the time of the borrowing.

3. Will not mortgage, pledge or hypothecate any assets, except in connection with borrowing specified in 2 above and in amounts not in excess of the lesser of the dollar amount borrowed or 10% of the value of the respective Fund's total assets at the time of its borrowing.

The Treasury Only Money Market Fund:

1. Will not purchase securities other than U.S. Treasury bills, notes and bonds.

2. Will not invest in any securities subject to repurchase agreements.

The Government Money Market Fund:

1. Will not purchase securities other than those issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

Additional investment policies can be found in the Statement of Additional In-formation.

                                       14
----

------------

illiquid investments. Each Fund may invest up to 10% of its net assets in il-liquid investments. A security is illiquid if it cannot be sold at approxi-mately the value assessed by the Fund within seven (7) days. Banc One Invest-ment Advisors will follow guidelines adopted by the Board of Trustees of One Group Mutual Funds in determining whether an investment is illiquid.

Portfolio Quality And Maturity

The quality and maturity of money market funds are subject to SEC rules. Qual-ity is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund's average weighted maturity to 90 days. With respect to each individ-ual security, remaining maturity is restricted to 397 days at acquisition. Moreover, the SEC rules limit exposure to a single issuer to 5% of a money mar-ket fund's assets (although there is no limit on government securities).


                                       15
----

                     -----------------------------------------

  ONE GROUP(R)             How to Do Business with
-------------------------- One Group Mutual Funds

Purchasing Fund Shares

Where can I buy shares?

You may purchase Fund shares:

 . Directly from One Group through The One Group Services Company (the "Dis-tributor"), and

 . From Shareholder Servicing Agents. These include investment advisors, bro-kers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

Who may purchase Class S shares?

Class S shares may be purchased by:

 . Institutional investors, such as corporations, pension and profit sharing plans, and foundations; and any organization authorized to act in a fidu-ciary, advisory, custodial or agency capacity, including affiliates of Bank One Corporation. Class S shares are designed for investors requiring additional services. Accounts may be opened with the Funds' transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Servicing Agent.

 . If you have questions about eligibility, please call 1-877-691-1118.

When can I buy shares?

 . Purchases may be made on any business day. This includes any day that the Funds are open for business. The Funds will be closed on weekends and days on which the New York Stock Exchange ("NYSE") or the Federal Reserve are closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas Day.

 .   Purchase requests will be effective on the day received and you will be el-
    igible to receive dividends declared the same day, if such purchase orders are received:

 (i)    before 3:00 p.m. ET for the Treasury Only Money Market Fund; and

 (ii) before 5:00 p.m. ET for the Institutional Prime and Government Money Market Funds.

 .   On occasion, the NYSE closes before 4:00 p.m. ET. When the NYSE closes ear-
    ly, purchase requests received after the NYSE closes will be effective the following business day.

 .   In addition, the Fund's custodian, State Street Bank and Trust Company, must receive "federal funds" before each Fund's cut-off time. If State Street Bank and Trust Company does not receive federal funds by the cut-off time, the purchase order will not be effective until the next business day on which federal funds are timely received by State Street Bank and Trust Company.

                                       16
----

------------

 .   If a Shareholder Servicing Agent holds your shares, it is the responsibil-
    ity of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

 .   The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or shareholders to accept the order.

 .   Shares are electronically recorded. Therefore, certificates will not be is-
    sued.

How much do shares cost?

 .   Shares are sold at net asset value ("NAV").

 .   NAV per share is calculated by dividing the total market value of a Fund's investments and other assets (minus expenses) by the number of outstanding shares. The Funds use their best efforts to maintain their NAV at $1.00, although there is no guarantee that they will be able to do so.

 .   NAV is calculated each business day as of 3:00 p.m. ET for the Treasury
    Only and at 5:00 p.m. ET for the Institutional Prime Money Market Fund and the Government Money Market Fund.

How do I open an account?

1. Read the prospectus carefully, and select the Fund or Funds most appropri-ate for you.

2.  Decide how much you want to invest.

 . The minimum initial investment is $1,000,000. You are required to main-tain a minimum account balance of $1,000,000.

 .   Subsequent investments must be at least $5,000.

 .   These minimums may be waived.

3. Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

 You must provide the Fund with your social security or tax identification number and certify that you are not subject to 31% backup withholding for failing to report income to the IRS. If you fail to furnish the requested information, or you violate IRS regulations, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions.

4.  Send the completed application to:

    one group mutual funds
    p.o. box 8528
    boston, ma 02266-8528


                                       17
----

------------
 .  And authorize a wire to:

    state street bank and trust company
    attn: custody and shareholder services
    aba 011 000 028
    dda 99034167
    fbo one group fund

    (ex: one group institutional prime money market fund-s) your account number
    (ex: 123456789)
    your account registration
    (ex: abc corporation)

5. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, ex-changes and redemptions.

6. If you have any questions, contact your Shareholder Servicing Agent or call 1-877-691-1118.

Can I Purchase Shares Over The Telephone?

Yes. Simply select this option on your Account Application Form and then:

 . Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your purchase instructions.

 . Authorize a bank transfer or initiate a wire transfer payable to "One Group Mutual Funds" to State Street Bank and Trust Company to the follow-ing wire address:

    state street bank and trust company
    attn: custody and shareholder services
    aba 011 000 028
    dda 99034167
    fbo one group fund

    (ex: one group institutional prime money market fund-s) your account number
    (ex: 123456789)
    your account registration
    (ex: abc corporation)

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 . You may revoke your right to make purchases over the telephone by sending a letter to:

    one group mutual funds
    p.o. box 8528
    boston, ma 02266-8528

                                       18
----

------------

Exchanging Fund Shares

What are my exchange privileges?
You may exchange your shares for shares of any other Fund described in this prospectus.

 . One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

 . One Group Funds offers a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quar-terly basis. This privilege is useful in Dollar Cost Averaging. To partici-pate in the Systematic Exchange Privilege, please select it on your Account Application. To learn more about it, please call 1-877-691-1118.

 . One Group does not charge a fee for this privilege.

When are exchanges processed?
Exchanges are processed the same business day they are received, provided:

 .  State Street Bank and Trust Company receives the request by 3:00 p.m. ET.

 . You have provided One Group with all of the information necessary to process the exchange.

 . You have received a current prospectus of the Fund or Funds in which you wish to invest.

 .  You have contacted your Shareholder Servicing Agent, if necessary.

Are exchanges taxable?
Generally:

 . An exchange between Funds is considered a sale and may result in a capi-tal gain or loss for federal income tax purposes.

 .  You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?
Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

 . To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. Exchange activity is excessive if it exceeds two substantive exchange redemptions within 30 days of each other.

 . Excessive exchange activity will result in revocation of your exchange privilege.

 . In addition, One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise ad-versely affect other shareholders.

 . Your shares may be automatically redeemed and your account closed if, due to exchanges, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How Do I Open An Account?"

                                       19
----

------------

Redeeming Fund Shares

When can I redeem shares?
You may redeem all or some of your shares on any day that the Funds are open for business.

 .  Redemption requests received before 3:00 p.m. ET for the Treasury Only Money
   Market Fund and 5:00 p.m. ET for the Institutional Prime and Government
   Money Market Funds, will be effective that day.

 . All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

How do I redeem shares?
 .  You may use any of the following methods to redeem your shares:

 1. You may send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

    one group mutual funds
    p.o. box 8528
    boston, ma 02266-8528

 2.  You may use the One Group website at www.onegroup.com; or

 3. You may redeem over the telephone. Please see "Can I redeem by tele-phone?" for more information.

 . You may request redemption forms by calling 1-877-691-1118 or visiting www.onegroup.com.

 . One Group may require that the signature on your redemption request be guar-anteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

 1.  the redemption is payable to the shareholder of record;

 2.  the redemption check is mailed to the shareholder at the record address;
     or

 3. the redemption is payable by wire or bank transfer (ACH) to a pre-exist-ing bank account.

 . On the Account Application Form you may elect to have the redemption pro-ceeds mailed or wired to:

 1.  A designated commercial bank; or

 2.  Your Shareholder Servicing Agent.

 . The Funds will honor requests for same day payment if the request is re-ceived before 3:00 p.m. ET for the Treasury Only Money Market Fund and 5:00 p.m. ET for the Institutional Prime and Government Money Market Funds. If redemption requests are received after those times, the Funds will wire pay-ment the next business day.

                                       20
----

------------

What will my shares be worth?

 . The NAV of shares of the Funds is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.

 . You will receive the NAV calculated after your redemption request is re-ceived. Please read "How much do shares cost?"

Can I redeem by telephone?
Yes, if you selected this option on your Account Application Form.

 . Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your redemption request.

 . Your redemption proceeds will be mailed or wired to the commercial bank ac-count you designated on your Account Application Form.

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instruc-tions and asking for personal identification. If these procedures are fol-lowed, One Group will not be responsible for any loss, liability, cost or ex-pense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

additional information regarding redemptions

 . Your shares may be automatically redeemed if, due to redemptions, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?"

 . One Group may suspend your ability to redeem when:

 1. Trading on the NYSE is restricted;

 2. The NYSE is closed (other than weekend and holiday closings);

 3. The SEC has permitted a suspension; or

 4. An emergency exists.

The Statement of Additional Information offers more details about this process.

 . You generally will recognize a gain or loss on a redemption for federal in-come tax purposes. You should talk to your tax adviser before making a re-demption.

                                       21
----

                     -----------------------------------------
  ONE GROUP(R)             Shareholder Information
---------------------------------------------------------------

Voting Rights

The Funds do not hold annual shareholder meetings, but may hold special meet-ings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective or approve an investment advi-sory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters re-lating solely to that Fund or class, or which affect that Fund or class differ-ently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

dividends. The Funds generally declare dividends each business day. Dividends are distributed on the first business day of the next month after they are de-clared. Capital gains, if any, for all Funds are distributed at least annually.

dividend reinvestment. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, un-less you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effec-tive upon receipt by State Street. You may change the way you receive dividends and distributions by calling 1-877-691-1118.

Tax Treatment of Shareholders

Taxation of Shareholder Transactions
A sale, exchange, or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

Taxation of Distributions. Each Fund will distribute substantially all of its net investment income. Dividends you receive from a Fund will be taxable to you, whether reinvested or received in cash. Dividends from a Fund's net in-vestment income (generally all of the Fund's net investment income), if any, will be taxable as ordinary income.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.

                                       22
----

------------

Tax Information. The Form 1099 that is mailed to eligible taxpayers in January details dividends and their federal tax category. Even though the Funds provide this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Ad-ditional Information. Please note that this tax discussion is general in na-ture; no attempt has been made to present a complete explanation of the feder-al, state, local or foreign tax treatment of the Funds or their shareholders.

Shareholder Statements and Reports

One Group or your Shareholder Servicing Agent will send you transaction confir-mation statements and quarterly account statements. Please review these state-ments carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-877-691-1118 and One Group will begin individual delivery within 30 days. If you would like to receive these docu-ments by e-mail, please visit www.onegroup.com and sign up for electronic de-livery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other re-ports.

If you have any questions or need additional information, please write One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-877-691-1118 or visit www.onegroup.com.

                                       23
----

                     ------------------------------------------
  ONE GROUP(R)             Management of
-------------------------- One Group Mutual Funds

The Advisor

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment pro-gram. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to One Group Mutual Funds since its inception. In addition, Banc One Investment Advi-sors serves as investment advisor to other mutual funds and individual corpo-rate, charitable, and retirement accounts. As of June 30, 2000, Banc One In-vestment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $131 billion in assets.

Advisory Fees

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                          annual rate
                                                        as percentage of
fund                                                average daily net assets
One Group(R) Institutional Prime Money Market Fund            .08%
----------------------------------------------------------------------------
One Group(R) Treasury Only Money Market Fund                  .08%
----------------------------------------------------------------------------
One Group(R) Government Money Market Fund                     .08%
----------------------------------------------------------------------------

                                       24
----

                     -----------------------------------
  ONE GROUP(R)             Institutional Prime
--------------------------
                           Money Market Fund
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                                      april 10,
                                                       2000 to
                                                      june 30,
CLASS S                                                2000(a)
------------------------------------------------------------------
net asset value, beginning of period                  $  1.000
------------------------------------------------------------------
Investment Activities:
 Net investment income                                   0.014
------------------------------------------------------------------
Distributions:
 Net investment income                                  (0.014)
------------------------------------------------------------------
net asset value, end of period                        $  1.000
------------------------------------------------------------------
Total Return                                              1.38%(b)

ratios/supplementary data:
 Net assets at end of period (000)                    $ 44,707
 Ratio of expenses to average net assets                  0.35%(c)
 Ratio of net investment income to average net assets     6.29%(c)
 Ratio of expenses to average net assets*                 0.44%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

                                       25
----

                     --------------------------------------------------
  ONE GROUP(R)             Treasury Only Money Market Fund
------------------------------------------------------------------------

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                                      april 10,
                                                       2000 to
                                                      june 30,
CLASS S                                                2000(a)
-------------------------------------------------------------------
net asset value, beginning of period                  $   1.000
-------------------------------------------------------------------
Investment Activities:
 Net investment income                                    0.012
-------------------------------------------------------------------
Distributions:
 Net investment income                                   (0.012)
-------------------------------------------------------------------
net asset value, end of period                        $   1.000
-------------------------------------------------------------------
Total Return                                               1.24%(b)

ratios/supplementary data:
 Net assets at end of period (000)                    $ 122,569
 Ratio of expenses to average net assets                   0.35%(c)
 Ratio of net investment income to average net assets      5.53%(c)
 Ratio of expenses to average net assets*                  0.41%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.


                                       26
----

                     --------------------------------------------------
  ONE GROUP(R)             Government Money Market Fund
------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                                      april 10,
                                                       2000 to
                                                      june 30,
CLASS S                                                2000(a)
-------------------------------------------------------------------
net asset value, beginning of period                  $   1.000
-------------------------------------------------------------------
Investment Activities:
 Net investment income                                    0.013
-------------------------------------------------------------------
Distributions:
 Net investment income                                   (0.013)
-------------------------------------------------------------------
net asset value, end of period                        $   1.000
-------------------------------------------------------------------
Total Return                                               1.35%(b)

ratios/supplementary data:
 Net assets at end of period (000)                    $ 215,079
 Ratio of expenses to average net assets                   0.35%(c)
 Ratio of net investment income to average net assets      5.97%(c)
 Ratio of expenses to average net assets*                  0.40%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
    (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

                                       27
----

                     ------------------------
  ONE GROUP(R)             Appendix A
----------------------------------------------

Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily in-fluenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, please see the Statement of Additional Information. Following the table is a more complete discussion of risk.

                                   FUND NAME       FUND CODE
    --------------------------------------------------------
      One Group(R) Institutional Prime Money
                                 Market Fund            1
    --------------------------------------------------------
 OneGroup(R) Treasury Only Money Market Fund            2
    --------------------------------------------------------
        One Group(R) Government Money Market
                                        Fund            3
    --------------------------------------------------------

                                                                 Fund   Risk
Instrument                                                       Code   Type
-------------------------------------------------------------------------------
U.S. Treasury Obligations: Bills, notes and bonds.                1-3 Market
-------------------------------------------------------------------------------
Treasury Receipts: TRs, TIGRS and CATS.                             1 Market
-------------------------------------------------------------------------------
U.S. Government Agency Securities: Securities issued by          1, 3
agencies and instrumentalities of the U.S. government. These          Market
include Ginnie Mae, Fannie Mae and Freddie Mac.                       Credit
-------------------------------------------------------------------------------
Certificates of Deposit: Negotiable instruments with a stated       1 Market
maturity.                                                             Credit
                                                                      Liquidity
-------------------------------------------------------------------------------
Time Deposits: Non-negotiable receipts issued by a bank in          1 Liquidity
exchange for the deposit of funds.                                    Credit
                                                                      Market
-------------------------------------------------------------------------------
Repurchase Agreements: The purchase of a security and the        1, 3
simultaneous commitment to return the security to the seller at       Credit
an agreed upon price on an agreed upon date. This is treated as       Market
a loan.                                                               Liquidity
-------------------------------------------------------------------------------
Securities Lending: The lending of up to 33 1/3% of the Fund's    1-3 Credit
total assets. In return, the Fund will receive cash, other            Market
securities and/or letters of credit.                                  Leverage
-------------------------------------------------------------------------------

                                       28
----

------------

                                                                Fund    Risk
Instrument                                                      Code    Type
-------------------------------------------------------------------------------
When-Issued Securities and Forward Commitments: Purchase or      1-3 Market
contract to purchase securities at a fixed price for delivery        Leverage
at a future date.                                                    Liquidity
-------------------------------------------------------------------------------
Investment Company Securities: Shares of other money market     1, 3 Market
mutual funds, including One Group money market funds and
shares of other money market mutual funds for which Banc One
Investment Advisors or its affiliates serve as investment
advisor or administrator. Banc One Investment Advisors will
waive certain fees when investing in funds for which it serves as investment advisor.
-------------------------------------------------------------------------------
Extendable Commercial Notes: Variable rate notes which             1 Market
normally mature within a short period of time (e.g., one             Credit
month) but which may be extended by the issuer for a maximum         Liquidity
maturity of 13 months.
-------------------------------------------------------------------------------
Bankers' Acceptances: Bills of exchange or time drafts drawn       1 Credit
on and accepted by a commercial bank. Maturities are generally       Liquidity
six months or less.                                                  Market
-------------------------------------------------------------------------------
Commercial Paper: Secured and unsecured short-term promissory      1 Credit
notes issued by corporations and other entities. Maturities          Liquidity
generally vary from a few days to nine months.                       Market
-------------------------------------------------------------------------------
Foreign Securities: Commercial paper of foreign issuers and        1 Market
obligations of foreign banks, overseas branches of U.S. banks        Political
and supranational entities.                                          Liquidity
                                                                     Foreign
                                                                     Investment
-------------------------------------------------------------------------------
Restricted Securities: Securities not registered under the         1 Liquidity
Securities Act of 1933, such as privately placed commercial          Market
paper and Rule 144A securities.
-------------------------------------------------------------------------------
Variable and Floating Rate Instruments: Obligations with        1, 3 Market
interest rates which are reset daily, weekly, quarterly or           Credit
some other period and which may be payable to the Fund on            Liquidity
demand.
-------------------------------------------------------------------------------

                                       29
----

------------

                                                                Fund    Risk
Instrument                                                      Code    Type
-------------------------------------------------------------------------------
Mortgage-Backed Securities: Debt obligations secured by real      1  Prepayment
estate loans and pools of loans. These include collateralized        Market
mortgage obligations ("CMOs") and Real Estate Mortgage               Credit
Investment Conduits ("REMICs").                                      Regulatory
-------------------------------------------------------------------------------
Demand Features: Securities that are subject to puts and          1  Market
standby commitments to purchase the securities at a fixed            Liquidity
price (usually with accrued interest) within a fixed period of       Management
time following demand by a Fund.
-------------------------------------------------------------------------------
Municipal Securities: Securities issued by a state or             1  Market
political subdivision to obtain funds for various public             Credit
purposes. Municipal securities include private activity bonds        Political
and industrial development bonds, as well as General                 Tax
Obligation Notes, Tax Anticipation Notes, Bond Anticipation          Regulatory
Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal
housing authorities and single family revenue bonds.
-------------------------------------------------------------------------------
Short-Term Funding Agreements: Agreements issued by banks and     1  Market
highly rated insurance companies such as Guaranteed Investment       Credit
Contracts ("GICs") and Bank Investment Contracts ("BICs").           Liquidity
-------------------------------------------------------------------------------
Participation Interests: Interests in municipal securities,       1  Credit
including municipal leases, from financial institutions such         Tax
as commercial and investment banks, savings and loan                 Market
associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.
-------------------------------------------------------------------------------
Asset-Backed Securities: Securities secured by company            1  Prepayment
receivables, home equity loans, truck and auto loans, leases,        Market
credit card receivables and other securities backed by other         Credit
types of receivables or other assets.                                Regulatory
-------------------------------------------------------------------------------

                                       30
----

------------

Investment Risks

Below is a more complete discussion of the types of risks inherent in the secu-rities and investment techniques listed above. Because of these risks, the value of the securities in the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

 . Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial ob-ligation. Credit risk is generally higher for non-investment grade securi-ties. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

 . Foreign Investment Risk. Risks associated with higher transaction costs, de-layed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Ad-verse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dol-lar denominated debt, thereby increasing credit risk.

 . Leverage Risk. The risk associated with securities or practices that multi-ply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

 . Liquidity Risk. The risk that certain securities may be difficult or impos-sible to sell at the time and the price that normally prevails in the mar-ket. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative ef-fect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advan-tage of it are tied up in less advantageous investments.

 . Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

 . Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issu-er, industry, sector of the economy or the market as a whole. There also is the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable.

                                       31
----

------------

 . Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes and governmental collapse and war.

 . Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than ex-pected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid, a Fund may have to rein-vest in securities with a lower yield. Further, with early repayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

 . Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restric-tions on "due on sale" clauses and state usury laws.

 . Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

                                       32
----

------------
If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI"): The SAI provides more detailed in-formation about the Funds and is incorporated into this prospectus by refer-ence.

How can I get more information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-877-691-1118 or by writing the Funds at:

 ONE GROUP(R) MUTUAL FUNDS
 1111 POLARIS PARKWAY
 COLUMBUS, OHIO 43271-1235
  OR VISITING

 WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Ref-erence Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information also may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 and paying a copying charge.

(Investment Company Act File No. 811-4236)

TOG-F-136                                                    [LOGO OF ONE GROUP]
for institutional clients

INSTITUTIONAL MONEY
MARKET FUNDS

                    PROSPECTUS
                    Class I Shares
                    November 1, 2000


                    One Group(R) Institutional Prime Money Market Fund One Group(R) Treasury Only Money Market Fund
                    One Group(R) Government Money Market Fund



                    The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                 ---------

TABLE OF

  contents

   FUND SUMMARIES: INVESTMENTS, RISK & PERFORMANCE
   One Group Institutional Prime Money Market Fund    3
                                                     ---
         One Group Treasury Only Money Market Fund    5
                                                     ---
            One Group Government Money Market Fund    8
                                                     ---

                  MORE ABOUT THE FUNDS
                  Principal Investment
                            Strategies   11
                                        ---
                      Investment Risks   12
                                        ---
                   Investment Policies   13
                                        ---
                 Portfolio Quality and
                              Maturity   15
                                        ---

       HOW TO DO BUSINESS
    WITH ONE GROUP MUTUAL
                    FUNDS
   Purchasing Fund Shares   16
                           ---
   Exchanging Fund Shares   19
                           ---
    Redeeming Fund Shares   20
                           ---

      SHAREHOLDER INFORMATION
                Voting Rights   22
                               ---
            Dividend Policies   22
                               ---
             Tax Treatment of
                 Shareholders   22
                               ---
       Shareholder Statements
                  and Reports   23
                               ---

          MANAGEMENT OF
              ONE GROUP
           MUTUAL FUNDS
            The Advisor    24
                          ---
          Advisory Fees    24
                          ---

          FINANCIAL HIGHLIGHTS   25
                                ---
                   APPENDIX A:
          INVESTMENT PRACTICES   28
                                ---

                     --------------------------
  ONE GROUP(R)
                           Privacy Policy
------------------------------------------------

One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

 . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representa-tives, but do not invest in One Group Mutual Funds.

 . Customer -- a consumer who has a continuing relationship with One Group
   Mutual Funds through record ownership of fund shares.

 . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory list-ing is an example of public information.

COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud and to make available products and services that may be of interest to you. We col-lect nonpublic personal information about you from the following sources:

 . Information we receive from you on applications or other forms, on our website or through other means;

 . Information we receive from you through transactions, correspondence and other communications with us; and

 . Information we otherwise obtain from you in connection with providing you a financial product or service.

INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or for-mer customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to com-panies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer

                                       1
----

------------
agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas or as described in the following section.

INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint mar-keting agreements. However, we only provide information about you to that bro-ker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE
From our website, One Group Mutual Funds does not knowingly collect or use per-sonal information from children under the age of 13 without obtaining verifi-able consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

SECURITY
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclo-sure of information or access to information about you.

We restrict access to nonpublic personal information about you to those indi-viduals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

                                       2
----

                     -----------------------------------
  ONE GROUP(R)             Institutional Prime
-------------------------
                           Money Market Fund
Fund Summary: Investments, Risk & Performance

WHAT IS THE GOAL OF THE INSTITUTIONAL PRIME MONEY MARKET FUND?
The Fund seeks current income with liquidity and stability of principal.

WHAT ARE THE INSTITUTIONAL PRIME MONEY MARKET FUND'S MAIN INVESTMENT
STRATEGIES?
The Fund invests exclusively in high-quality, short-term money market instru-ments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will comply with Securities and Exchange Commission ("SEC") rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. The Fund will concentrate its investments in the financial services industry, in-cluding asset-backed commercial paper programs. For more information about the Institutional Prime Money Market Fund's investment strategies, please read "More About The Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE INSTITUTIONAL PRIME MONEY MARKET
FUND?
The main risks of investing in the Institutional Prime Money Market Fund and the circumstances likely to adversely affect your investment are described be-low. Before you invest, please read "More About the Funds" and "Investment Risks."

main risks

Credit Risk. Because the Fund only invests in high-quality obligations and lim-its its average maturity to 90 days or less, credit risk is minimized. Nonethe-less, if an issuer fails to pay interest or principal, the value of your in-vestment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund's greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a dispropor-tionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its subsidiaries and is not insured or guaranteed by the Fed-eral Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                       3
----

  Fund Summary             Institutional Prime
-------------------------
                           Money Market Fund

HOW HAS THE INSTITUTIONAL PRIME MONEY MARKET FUND PERFORMED?
This section normally would include a bar chart and average annual total return table. The Institutional Prime Money Market Fund began operations on April 19, 1999, and did not have a full calendar year of investment returns as of the date of this prospectus. However, to obtain the Fund's current yield informa-tion, please call toll-free 1-877-691-1118 or visit www.onegroup.com.

FEES AND EXPENSES

--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------
(expenses that are deducted from Fund       CLASS
assets)                                       I
--------------------------------------------------
Investment Advisory Fees                      .10%
--------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
--------------------------------------------------
Other Expenses/1/                             .08%
--------------------------------------------------
Total Annual Fund Operating Expenses          .18%
--------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/  (.02%)
--------------------------------------------------
Net Expenses                                  .16%
--------------------------------------------------

/1/ Expense information has been restated to reflect current fees.

/2/ Banc One Investment Advisors Corporation and the Administrator have con-tractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .16% for Class I shares for the period beginning No-vember 1, 2000, and ending on October 31, 2001.

EXAMPLES

--------------------------------------------------------------------------------

                      1 YEAR/1/ 3 YEARS 5 YEARS 10 YEARS
                        --------------------------------
             CLASS I     $16      $56     $99     $228
                        --------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of investing in
other mutual

                        /1/ Without contractual fee waivers, 1 Year expenses for Class I shares would be $18.

funds. The examples assume that you invest $10,000 in the Fund for the time pe-riods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The ex-amples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested divi-dends.

                                       4
----

                     -----------------------------------
  ONE GROUP(R)             Treasury Only
-------------------------
                           Money Market Fund
Fund Summary Investments, Risk & Performance

WHAT IS THE GOAL OF THE TREASURY ONLY MONEY MARKET FUND?
The Fund seeks high current income with liquidity and stability of principal with the added assurance of a Fund that does not purchase securities that are subject to repurchase agreements.

WHAT ARE THE TREASURY ONLY MONEY MARKET FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests exclusively in short-term U.S. Treasury bills, notes and bonds. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Treasury Only Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE TREASURY ONLY MONEY MARKET FUND? The main risks of investing in the Treasury Only Money Market Fund and the cir-cumstances likely to adversely affect your investment are described below. Be-fore you invest, please read "More About the Funds" and "Investment Risks."

main risks

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possi-ble to lose money by investing in the Fund.

                                       5
----

                     -----------------------------------
                           Treasury Only
  Fund Summary
-------------------------
                           Money Market Fund

HOW HAS THE TREASURY ONLY MONEY MARKET FUND PERFORMED?
By showing the variability of the Treasury Only Money Market Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE TREASURY ONLY MONEY MARKET FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

[LOGO]
/1/ For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.35%.

                                    [GRAPH]

                                 1994    4.02%
                                 1995    5.67%
                                 1996    5.20%
                                 1997    5.28%
                                 1998    5.08%
                                 1999    4.66%



--------------------------------------------------------------------------------
Best Quarter: 1.43% 2Q1995    Worst Quarter: .77% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999

--------------------------------------------------------------------------------

                                      PERFORMANCE
             INCEPTION                      SINCE
         DATE OF CLASS 1 YEAR 5 YEARS     4/16/93
-------------------------------------------------
Class I     4/16/93    4.66%   5.18%     4.78%
-------------------------------------------------



TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-877-691-1118 OR VISIT WWW.ONEGROUP.COM.

                                       6
----

                     -----------------------------------
                           Treasury Only
  Fund Summary
-------------------------
                           Money Market Fund
FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                     .08%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees   none
---------------------------------------------------
Other Expenses                               .08%
---------------------------------------------------
Total Annual Fund Operating Expenses         .16%
---------------------------------------------------

EXAMPLES

--------------------------------------------------------------------------------

             1 YEAR             3 YEARS                     5 YEARS                     10 YEARS
                        ------------------------------------------------------------------------
              $16                 $52                         $90                         $205
                        ------------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The examples also assume that your in-vestment has a 5% return each year and that the Fund's operating expenses re-main the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       7
----

                     -----------------------------------
  ONE GROUP(R)             Government Money
-------------------------
                           Market Fund
Fund Summary: Investments, Risk & Performance

WHAT IS THE GOAL OF THE GOVERNMENT MONEY MARKET FUND?
The Fund seeks high current income with liquidity and stability of principal.

WHAT ARE THE GOVERNMENT MONEY MARKET FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests exclusively in high-quality, short-term securities that are issued or guaranteed by the U.S. government or by U.S. government agencies and instrumentalities. Some of the securities purchased by the Fund may be subject to repurchase agreements. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE GOVERNMENT MONEY MARKET FUND?
The main risks of investing in the Government Money Market Fund and the circum-stances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

main risks

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possi-ble to lose money by investing in the Fund.

                                       8
----

                     -----------------------------------
  Fund Summary             Government Money
-------------------------
                           Market Fund

HOW HAS THE GOVERNMENT MONEY MARKET FUND PERFORMED?
By showing the variability of the Government Money Market Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE GOVERNMENT MONEY MARKET FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                                 1994    4.24%
                                 1995    5.87%
                                 1996    5.42%
                                 1997    5.56%
                                 1998    5.47%
                                 1999    5.12%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.65%.

--------------------------------------------------------------------------------
Best Quarter: 1.47% 2Q1995   Worst Quarter: .81% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/

--------------------------------------------------------------------------------

             INCEPTION                  PERFORMANCE
         DATE OF CLASS 1 YEAR 5 YEARS SINCE 6/14/93
---------------------------------------------------
Class I     6/14/93    5.12%   5.49%      5.11%
---------------------------------------------------


TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-877-691-1118 OR VISIT WWW.ONEGROUP.COM.

                                       9
----

                           Government Money
  Fund Summary
---------------------------
                           Market Fund

FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
------------------------------------------------
(expenses that are deducted from Fund
assets)
------------------------------------------------
Investment Advisory Fees                    .08%
------------------------------------------------
Distribution [and/or Service] (12b-1) Fees  none
------------------------------------------------
Other Expenses                              .08%
------------------------------------------------
Total Annual Fund Operating Expenses        .16%
------------------------------------------------

EXAMPLES

--------------------------------------------------------------------------------

                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
                        --------------------------------------------------------------------
                          $16                 $52                 $90                 $205
                        --------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The examples also assume that your in-vestment has a 5% return each year and that the Fund's operating expenses re-main the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       10
----

                     ------------------------------------
  ONE GROUP(R)
                           More About the Funds
----------------------------------------------------------

Each of the three Funds described in this prospectus is a series of One Group Mutual Funds ("One Group") and is managed by Banc One Investment Advisors Cor-poration ("Banc One Investment Advisors"). For more information about One Group and Banc One Investment Advisors, please read "Management of the Funds" and the Statement of Additional Information.

Principal Investment Strategies

The three mutual funds described in this prospectus are designed to produce high current income consistent with liquidity and stability of principal. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.

There can be no assurance that the Funds will achieve their investment objec-tives. Please note that each Fund also may use strategies that are not de-scribed below, but which are described in the Statement of Additional Informa-tion.

one group institutional prime money market fund. The Fund invests only in U.S. dollar denominated securities.

 . The average maturity on a dollar-weighted basis of the securities held by the
  Fund will be 90 days or less.
 . Each security held by the Fund will mature in 397 days or less.
 . The Fund will acquire only those securities that present minimal credit risks.
 . The Fund invests exclusively in money market instruments. These include, but are not limited to:
 1. corporate notes;
 2. commercial paper;
 3. funding agreements;
 4. certificates of deposit; and
 5. bank obligations.
 . The Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may invest less than 25% of its total assets in that industry if warranted due to ad-verse economic conditions and if investing less than that amount would be in the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.
 . The Fund may lend its securities.

                                       11
----

------------
                       WHAT IS AVERAGE WEIGHTED MATURITY?
 Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value.
 Average weighted maturity is important to in-vestors as an indication of a fund's sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in yield you can expect.

one group treasury only money market fund. The Fund invests only in U.S. dollar denominated securities.

 . The Fund invests exclusively in short-term U.S. Treasury bills, notes and bonds.
 . The average maturity on a dollar-weighted basis of the securities held by the
  Fund will be 90 days or less.
 . Each security held by the Fund will mature in 397 days or less.
 . The Fund will acquire only those securities that present minimal credit risks.
 . The Fund may lend its securities.

one group government money market fund. The Fund invests only in U.S. dollar denominated securities.

 . The average maturity on a dollar-weighted basis of the securities held by the
  Fund will be 90 days or less.
 . Each security held by the Fund will mature in 397 days or less.
 . The Fund will acquire only those securities that present minimal credit risks.

 . In addition to fixed-rate government securities, the Fund also will invest in variable and floating rate government securities and other money market funds that have similar investment policies and objectives. These money market funds must only invest in securities with short-term ratings equivalent to or higher than those in which the Fund invests.
 . The Fund may lend its securities.

Investment Risks

The main risks associated with investing in the Institutional Money Market Funds are described in the "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. Additional risks are described below.

net asset value. There is no assurance that the Funds will meet their invest-ment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

fixed income securities. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates

                                       12
----

------------
increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually changes in the value of fixed income securities will not affect cash income generated, but may af-fect the value of your investment.

prepayment and call risk. As part of its investment strategy, the Institutional Prime Money Market Fund invests in mortgage-backed and asset-backed securities and the Government Money Market Fund may invest in mortgage-backed securities. These securities are subject to prepayment and call risks. The issuers of these securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. The Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

derivatives. The Institutional Prime Money Market Fund and the Government Money Market Fund invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives pres-ent, to varying degrees, market, credit, leverage, liquidity and management risks.
                             WHAT IS A DERIVATIVE?
 Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

For more information about risks associated with the types of investments that the Institutional Money Market Funds purchase, please read "Fund Summaries: In-vestments, Risk & Performance," Appendix A and the Statement of Additional In-formation.

Investment Policies

Each Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Funds. The full text of the funda-mental policies can be found in the Statement of Additional Information.

Each Fund:

  1. Will use its best efforts to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Funds will be able to do so.

  2. Will not purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that is-suer or the Fund would own more than 10% of the outstanding voting se-curities of

                                       13
----

------------
    that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving these securities. This restriction applies with re-spect to 75% of a Fund's total assets. The Funds may invest the remain-ing 25% of their total assets without regard to this restriction as per-mitted by applicable law.

policies of specific funds

The Institutional Prime Money Market Fund:

1. Will not make loans, except that the Fund may (i) purchase or hold debt in-struments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

2. Will not concentrate its investments in the securities of one or more is-suers conducting their principal business in a particular industry or group of industries (except that the Fund may concentrate its investments in secu-rities issued by companies in the financial services industry). This does not include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, domestic bank certificates of deposit or banker's acceptances, and repurchase agreements involving such securities, municipal securities or governmental guarantees of municipal securities. In addition, private activity bonds backed only by the revenues and assets of a non-governmental user will not be deemed to be municipal securities.

The Treasury Only and Government Money Market Funds:

1. Will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the respective Fund's net assets.

2. Will not borrow money or issue senior securities, except that the Funds may borrow from banks for temporary purposes in amounts not exceeding 10% of their total assets at the time of the borrowing.

3. Will not mortgage, pledge or hypothecate any assets, except in connection with borrowing specified in 2 above and in amounts not in excess of the lesser of the dollar amount borrowed or 10% of the value of the respective Fund's total assets at the time of its borrowing.

The Treasury Only Money Market Fund:

1. Will not purchase securities other than U.S. Treasury bills, notes and bonds.

2.  Will not invest in any securities subject to repurchase agreements.

The Government Money Market Fund:

1. Will not purchase securities other than those issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

Additional investment policies can be found in the Statement of Additional In-formation.


                                       14
----

------------
illiquid investments. Each Fund may invest up to 10% of its net assets in il-liquid investments. A security is illiquid if it cannot be sold at approxi-mately the value assessed by the Fund within seven (7) days. Banc One Invest-ment Advisors will follow guidelines adopted by the Board of Trustees of One Group Mutual Funds in determining whether an investment is illiquid.

Portfolio Quality And Maturity

The quality and maturity of money market funds are subject to SEC rules. Qual-ity is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund's average weighted maturity to 90 days. With respect to each individ-ual security, remaining maturity is restricted to 397 days at acquisition. Moreover, the SEC rules limit exposure to a single issuer to 5% of a money mar-ket fund's assets (although there is no limit on government securities).

                                       15
----

                     -----------------------------------------

  ONE GROUP(R)             How to Do Business with
--------------------------

                           One Group Mutual Funds
Purchasing Fund Shares

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

 . Directly from One Group through The One Group Services Company (the "Distrib-utor"), and

 . From Shareholder Servicing Agents. These include investment advisors, bro-kers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

WHO MAY PURCHASE CLASS I SHARES?
Class I shares may be purchased by:

 . Institutional investors, such as corporations, pension and profit sharing plans, and foundations; and any organization authorized to act in a fiducia-ry, advisory, custodial or agency capacity, including affiliates of Bank One Corporation. Accounts may be opened with the Funds' transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Ser-vicing Agent.

 . If you have questions about eligibility, please call 1-877-691-1118.

WHEN CAN I BUY SHARES?
 . Purchases may be made on any business day. This includes any day that the Funds are open for business. The Funds will be closed on weekends and days on which the New York Stock Exchange ("NYSE") or the Federal Reserve are closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas Day.

 . Purchase requests will be effective on the day received and you will be eli-gible to receive dividends declared the same day, if such purchase orders are received:

 (i)  before 3:00 p.m. ET for the Treasury Only Money Market Fund; and

 (ii) before 5:00 p.m. ET for the Institutional Prime and Government Money Market Funds.

 . On occasion, the NYSE closes before 4:00 p.m. ET. When the NYSE closes early, purchase requests received after the NYSE closes will be effective the fol-lowing business day.

 . In addition, the Fund's custodian, State Street Bank and Trust Company, must receive "federal funds" before each Fund's cut-off time. If State Street Bank and Trust Company does not receive federal funds by the cut-off time, the purchase

                                       16
----

------------
  order will not be effective until the next business day on which federal funds are timely received by State Street Bank and Trust Company.

 . If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

 . The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or shareholders to accept the order.

 . Shares are electronically recorded. Therefore, certificates will not be is-sued.

HOW MUCH DO SHARES COST?

 . Shares are sold at net asset value ("NAV").

 . NAV per share is calculated by dividing the total market value of a Fund's investments and other assets (minus expenses) by the number of outstanding shares. The Funds use their best efforts to maintain their NAV at $1.00, al-though there is no guarantee that they will be able to do so.

 . NAV is calculated each business day as of 3:00 p.m. ET for the Treasury Only and at 5:00 p.m. ET for the Institutional Prime Money Market Fund and the Government Money Market Fund.

HOW DO I OPEN AN ACCOUNT?

1. Read the prospectus carefully, and select the Fund or Funds most appropri-ate for you.

2. Decide how much you want to invest.

 . The minimum initial investment is $1,000,000. You are required to maintain a minimum account balance of $1,000,000.

 . Subsequent investments must be at least $5,000.

 . These minimums may be waived.

3. Complete the Account Application Form. Be sure to sign up for all of the ac-count privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

You must provide the Fund with your social security or tax identification num-ber and certify that you are not subject to 31% backup withholding for failing to report income to the IRS. If you fail to furnish the requested information, or you violate IRS regulations, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions.

4. Send the completed application to:

    ONE GROUP MUTUAL FUNDS
    P.O. BOX 8528
    BOSTON, MA 02266-8528

                                       17
----

------------

 . And authorize a wire to:

    STATE STREET BANK AND TRUST COMPANY
    ATTN: CUSTODY AND SHAREHOLDER SERVICES
    ABA 011 000 028
    DDA 99034167

    FBO ONE GROUP FUND  (EX: ONE GROUP INSTITUTIONAL PRIME MONEY MARKET
    FUND-I)
    YOUR ACCOUNT NUMBER
     (EX: 123456789)
    YOUR ACCOUNT REGISTRATION
     (EX: ABC CORPORATION)

5. If you purchase shares through a Shareholder Servicing Agent, you may be re-quired to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, ex-changes and redemptions.

6. If you have any questions, contact your Shareholder Servicing Agent or call 1-877-691-1118.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes. Simply select this option on your Account Application Form and then:

 . Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your purchase instructions.

 . Authorize a bank transfer or initiate a wire transfer payable to "One
   Group Mutual Funds" to State Street Bank and Trust Company to the follow-ing wire address:

    STATE STREET BANK AND TRUST COMPANY
    ATTN: CUSTODY AND SHAREHOLDER SERVICES
    ABA 011 000 028
    DDA 99034167
    FBO ONE GROUP FUND

     (EX: ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND-I)
    YOUR ACCOUNT NUMBER
     (EX: 123456789)
    YOUR ACCOUNT REGISTRATION
     (EX: ABC CORPORATION)

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone in-structions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

                                       18
----

------------

 . You may revoke your right to make purchases over the telephone by sending a letter to:

    ONE GROUP MUTUAL FUNDS
    P.O. BOX 8528
    BOSTON, MA 02266-8528

Exchanging Fund Shares

WHAT ARE MY EXCHANGE PRIVILEGES?
You may exchange your shares for shares of any other Fund described in this prospectus.

 . One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

 . One Group Funds offers a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quar-terly basis. This privilege is useful in Dollar Cost Averaging. To partici-pate in the Systematic Exchange Privilege, please select it on your Account Application. To learn more about it, please call 1-877-691-1118.

 . One Group does not charge a fee for this privilege.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

 . State Street Bank and Trust Company receives the request by 3:00 p.m. ET.

 . You have provided One Group with all of the information necessary to process the exchange.

 . You have received a current prospectus of the Fund or Funds in which you wish to invest.

 . You have contacted your Shareholder Servicing Agent, if necessary.

ARE EXCHANGES TAXABLE?
Generally:

 . An exchange between Funds is considered a sale and may result in a capital gain or loss for federal income tax purposes.

 . You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

 . To prevent disruptions in the management of the Funds, One Group limits ex-cessive exchange activity. EXCHANGE ACTIVITY IS EXCESSIVE IF IT EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

 . Excessive exchange activity will result in revocation of your exchange privi-lege.

                                       19
----

------------

 . In addition, One Group reserves the right to reject any exchange request
  (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

 . Your shares may be automatically redeemed and your account closed if, due to exchanges, you no longer meet the Fund's minimum balance requirement. For in-formation on the minimum required balance, please read, "How do I open an ac-count?".

Redeeming Fund Shares

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business.

 . Redemption requests received before 3:00 p.m. ET for the Treasury Only Money
  Market Fund and 5:00 p.m. ET for the Institutional Prime and Government Money Market Funds, will be effective that day.

 . All required documentation in the proper form must accompany a redemption re-quest. One Group may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?

 . You may use any of the following methods to redeem your shares:

1. You may send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the fol-lowing address:

    ONE GROUP MUTUAL FUNDS
    P.O. BOX 8528
    BOSTON, MA 02266-8528

2. You may use the One Group website at www.onegroup.com; or

3. You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

 . You may request redemption forms by calling 1-877-691-1118 or visiting www.onegroup.com.

 . One Group may require that the signature on your redemption request be guar-anteed by a participant in the Securities Transfer Association Medallion Pro-gram or the Stock Exchange Medallion Program, unless:

1. the redemption is payable to the shareholder of record;

2. the redemption check is mailed to the shareholder at the record address; or

3. the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

 . On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

                                       20
----

------------

1. A designated commercial bank; or

2. Your Shareholder Servicing Agent.

 . The Funds will honor requests for same day payment if the request is received before 3:00 p.m. ET for the Treasury Only Money Market Fund and 5:00 p.m. ET for the Institutional Prime and Government Money Market Funds. If redemption requests are received after those times, the Funds will wire payment the next business day.

WHAT WILL MY SHARES BE WORTH?

 . The NAV of shares of the Funds is expected to remain constant at $1.00 per share, although there is no assurance that this will always be the case.

 . You will receive the NAV calculated after your redemption request is re-ceived. Please read "How much do shares cost?".

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application Form.

 . Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your redemption request.

 . Your redemption proceeds will be mailed or wired to the commercial bank ac-count you designated on your Account Application Form.

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instruc-tions and asking for personal identification. If these procedures are fol-lowed, One Group will not be responsible for any loss, liability, cost or ex-pense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

additional information regarding redemptions


 . Your shares may be automatically redeemed and your account closed if, due to redemptions, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?".

 . One Group may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. The SEC has permitted a suspension; or

4. An emergency exists.

The Statement of Additional Information offers more details about this process.

 . You generally will recognize a gain or loss on a redemption for federal in-come tax purposes. You should talk to your tax adviser before making a re-demption.

                                       21
----

                     -----------------------------------------
  ONE GROUP(R)             Shareholder Information
---------------------------------------------------------------

Voting Rights

The Funds do not hold annual shareholder meetings, but may hold special meet-ings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective or approve an investment advi-sory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters re-lating solely to that Fund or class, or which affect that Fund or class differ-ently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

dividends. The Funds generally declare dividends each business day. Dividends are distributed on the first business day of the next month after they are de-clared. Capital gains, if any, for all Funds are distributed at least annually.

dividend reinvestment. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, un-less you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effec-tive upon receipt by State Street. You may change the way you receive dividends and distributions by calling 1-877-691-1118.

Tax Treatment of Shareholders

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange, or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

Taxation of Distributions. Each Fund will distribute substantially all of its net investment income. Dividends you receive from a Fund will be taxable to you, whether reinvested or received in cash. Dividends from a Fund's net in-vestment income (generally all of the Fund's net investment income), if any, will be taxable as ordinary income.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.


                                       22
----

------------

Tax Information. The Form 1099 that is mailed to eligible taxpayers in January details dividends and their federal tax category. Even though the Funds provide this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Ad-ditional Information. Please note that this tax discussion is general in na-ture; no attempt has been made to present a complete explanation of the feder-al, state, local or foreign tax treatment of the Funds or their shareholders.

Shareholder Statements And Reports

One Group or your Shareholder Servicing Agent will send you transaction confir-mation statements and quarterly account statements. Please review these state-ments carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-877-691-1118 and One Group will begin individual delivery within 30 days. If you would like to receive these docu-ments by e-mail, please visit www.onegroup.com and sign up for electronic de-livery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other re-ports.

If you have any questions or need additional information, please write One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-877-691-1118 or visit www.onegroup.com.

                                       23
----

                     -------------------------------------------
  ONE GROUP(R)             Management of
-------------------------
                           One Group Mutual Funds
The Advisor

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment pro-gram. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to One Group Mutual Funds since its inception. In addition, Banc One Investment Advi-sors serves as investment advisor to other mutual funds and individual corpo-rate, charitable, and retirement accounts. As of June 30, 2000, Banc One In-vestment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $131 billion in assets.

Advisory Fees

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates.

--------------------------------------------------------------------------------

                                                          ANNUAL RATE
                                                        AS PERCENTAGE OF
FUND                                                AVERAGE DAILY NET ASSETS
One Group(R) Institutional Prime Money Market Fund            .08%
----------------------------------------------------------------------------
One Group(R) Treasury Only Money Market Fund                  .08%
----------------------------------------------------------------------------
One Group(R) Government Money Market Fund                     .08%
----------------------------------------------------------------------------

                                       24
----

                     -----------------------------------
  ONE GROUP(R)             Institutional Prime
-------------------------
                           Money Market Fund
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                                             APRIL 19,
                                                              1999 TO
                                                YEAR ENDED   JUNE 30,
CLASS I                                        JUNE 30, 2000  1999(A)
-------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    1.000   $  1.000
-------------------------------------------------------------------------
Investment Activities:
 Net investment income                               0.057      0.009
-------------------------------------------------------------------------
Distributions:
 Net investment income                              (0.057)    (0.009)
-------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $    1.000   $  1.000
-------------------------------------------------------------------------
Total Return                                          5.87%      0.94%(b)

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)              $5,209,033   $ 24,847
 Ratio of expenses to average net assets              0.16%      0.18%(c)
 Ratio of net investment income to average net
  assets                                              6.04%      4.73%(c)
 Ratio of expenses to average net assets*             0.18%      0.33%(c)

*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.

                                       25
----

                     -----------------------------------
  ONE GROUP(R)             Treasury Only
-------------------------
                           Money Market Fund
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                           YEAR ENDED JUNE 30,
                               ------------------------------------------------
CLASS I                          2000      1999      1998      1997      1996
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                        $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
--------------------------------------------------------------------------------
Investment Activities:
 Net investment income            0.051     0.046     0.052     0.051     0.052
--------------------------------------------------------------------------------
Distributions:
 Net investment income           (0.051)   (0.046)   (0.052)   (0.051)   (0.052)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                        $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
--------------------------------------------------------------------------------
Total Return                       5.27%     4.69%     5.30%     5.24%     5.38%

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                        $818,295  $947,205  $719,570  $480,860  $415,961
 Ratio of expenses to average
  net assets                       0.16%     0.17%     0.15%     0.15%     0.17%
 Ratio of net investment
  income to average net
  assets                           5.13%     4.58%     5.18%     5.12%     5.23%

                                       26
----

                     ------------------------------------
  ONE GROUP(R)             Government
-------------------------
                           Money Market Fund
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                         YEAR ENDED JUNE 30,
                         --------------------------------------------------------
CLASS I                     2000        1999        1998        1997       1996
----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD         $1.000      $1.000      $1.000      $1.000    $1.000
----------------------------------------------------------------------------------
Investment Activities:
 Net investment income        0.055       0.050       0.055       0.053     0.055
----------------------------------------------------------------------------------
Distributions:
 Net investment income       (0.055)     (0.050)     (0.055)     (0.053)   (0.055)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                      $1.000      $1.000      $1.000      $1.000    $1.000
----------------------------------------------------------------------------------
Total Return                   5.69%       5.13%       5.64%       5.43%     5.61%

RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)           $3,433,100  $3,482,581  $3,712,252  $1,083,438  $855,613
 Ratio of expenses to
  average net assets           0.16%       0.17%       0.15%       0.14%     0.18%
 Ratio of net investment
  income to average net
  assets                       5.54%       5.02%       5.48%       5.31%     5.46%

                                       27
----

  ONE GROUP(R)             Appendix A
----------------------------------------------
Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily in-fluenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, please see the Statement of Additional Information. Following the table is a more complete discussion of risk.


                                           FUND NAME  FUND CODE
 --------------------------------------------------------------
  One Group(R) Institutional Prime Money Market Fund       1
 --------------------------------------------------------------
        One Group(R) Treasury Only Money Market Fund       2
 --------------------------------------------------------------
           One Group(R) Government Money Market Fund       3
 --------------------------------------------------------------

                                                                 FUND   RISK
INSTRUMENT                                                       CODE   TYPE
-------------------------------------------------------------------------------
U.S. Treasury Obligations: Bills, notes and bonds.                1-3 Market
-------------------------------------------------------------------------------
Treasury Receipts: TRs, TIGRS and CATS.                             1 Market
-------------------------------------------------------------------------------
U.S. Government Agency Securities: Securities issued by          1, 3 Market
agencies and instrumentalities of the U.S. government. These          Credit
include Ginnie Mae, Fannie Mae and Freddie Mac.
-------------------------------------------------------------------------------
Certificates of Deposit: Negotiable instruments with a stated       1 Market
maturity.                                                             Credit
                                                                      Liquidity
-------------------------------------------------------------------------------
Time Deposits: Non-negotiable receipts issued by a bank in          1 Liquidity
exchange for the deposit of funds.                                    Credit
                                                                      Market
-------------------------------------------------------------------------------
Repurchase Agreements: The purchase of a security and the        1, 3 Credit
simultaneous commitment to return the security to the seller at       Market
an agreed upon price on an agreed upon date. This is treated as       Liquidity
a loan.
-------------------------------------------------------------------------------
Securities Lending: The lending of up to 33 1/3% of the Fund's    1-3 Credit
total assets. In return, the Fund will receive cash, other            Market
securities and/or letters of credit.                                  Leverage
-------------------------------------------------------------------------------

                                      28
                              ----

------------

                                                                FUND  RISK
INSTRUMENT                                                      CODE  TYPE
-------------------------------------------------------------------------------
When-Issued Securities and Forward Commitments: Purchase or      1-3 Market
contract to purchase securities at a fixed price for delivery        Leverage
at a future date.                                                    Liquidity
-------------------------------------------------------------------------------
Investment Company Securities: Shares of other money market     1, 3 Market
mutual funds, including One Group money market funds and
shares of other money market mutual funds for which Banc One
Investment Advisors or its affiliates serve as investment
advisor or administrator. Banc One Investment Advisors will
waive certain fees when investing in funds for which it serves as investment advisor.
-------------------------------------------------------------------------------
Extendable Commercial Notes: Variable rate notes which             1 Market
normally mature within a short period of time (e.g., one             Credit
month) but which may be extended by the issuer for a maximum         Liquidity
maturity of 13 months.
-------------------------------------------------------------------------------
Bankers' Acceptances: Bills of exchange or time drafts drawn       1 Credit
on and accepted by a commercial bank. Maturities are generally       Liquidity
six months or less.                                                  Market
-------------------------------------------------------------------------------
Commercial Paper: Secured and unsecured short-term promissory      1 Credit
notes issued by corporations and other entities. Maturities          Liquidity
generally vary from a few days to nine months.                       Market
-------------------------------------------------------------------------------
Foreign Securities: Commercial paper of foreign issuers and        1 Market
obligations of foreign banks, overseas branches of U.S. banks        Political
and supranational entities.                                          Liquidity
                                                                     Foreign
                                                                     Investment
-------------------------------------------------------------------------------
Restricted Securities: Securities not registered under the         1 Liquidity
Securities Act of 1933, such as privately placed commercial          Market
paper and Rule 144A securities.
-------------------------------------------------------------------------------
Variable and Floating Rate Instruments: Obligations with        1, 3 Market
interest rates which are reset daily, weekly, quarterly or           Credit
some other period and which may be payable to the Fund on            Liquidity
demand.
-------------------------------------------------------------------------------

                                      29
                              ----

------------

                                                                FUND  RISK
INSTRUMENT                                                      CODE  TYPE
-------------------------------------------------------------------------------
Mortgage-Backed Securities: Debt obligations secured by real      1  Prepayment
estate loans and pools of loans. These include collateralized        Market
mortgage obligations ("CMOs") and Real Estate Mortgage               Credit
Investment Conduits ("REMICs").                                      Regulatory
-------------------------------------------------------------------------------
Demand Features: Securities that are subject to puts and          1  Market
standby commitments to purchase the securities at a fixed            Liquidity
price (usually with accrued interest) within a fixed period of       Management
time following demand by a Fund.
-------------------------------------------------------------------------------
Municipal Securities: Securities issued by a state or             1  Market
political subdivision to obtain funds for various public             Credit
purposes. Municipal securities include private activity bonds        Political
and industrial development bonds, as well as General                 Tax
Obligation Notes, Tax Anticipation Notes, Bond Anticipation          Regulatory
Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal
housing authorities and single family revenue bonds.
-------------------------------------------------------------------------------
Short-Term Funding Agreements: Agreements issued by banks and     1  Market
highly rated insurance companies such as Guaranteed Investment       Credit
Contracts ("GICs") and Bank Investment Contracts ("BICs").           Liquidity
-------------------------------------------------------------------------------
Participation Interests: Interests in municipal securities,       1  Credit
including municipal leases, from financial institutions such         Tax
as commercial and investment banks, savings and loan                 Market
associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt from federal income tax.
-------------------------------------------------------------------------------
Asset-Backed Securities: Securities secured by company            1  Prepayment
receivables, home equity loans, truck and auto loans, leases,        Market
credit card receivables and other securities backed by other         Credit
types of receivables or other assets.                                Regulatory
-------------------------------------------------------------------------------

                                       30
----

------------

Investment Risks

Below is a more complete discussion of the types of risks inherent in the secu-rities and investment techniques listed above. Because of these risks, the value of the securities in the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

 . Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obli-gation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to ac-tual default as its credit status deteriorates and the probability of default rises.

 . Foreign Investment Risk. Risks associated with higher transaction costs, de-layed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Ad-verse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

 . Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is of-ten associated with investments in derivatives, but also may be embedded di-rectly in the characteristics of other securities.

 . Liquidity Risk. The risk that certain securities may be difficult or impossi-ble to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

 . Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

 . Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a se-curity to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, in-dustry, sector of the economy or the market as a whole. There also is the risk that the current interest rate may not accurately reflect existing mar-ket rates. For fixed income securities, market risk is largely, but not ex-clusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable.

                                       31
----

------------

 . Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes and governmental collapse and war.

 . Prepayment Risk. The risk that the principal repayment of a security will oc-cur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than ex-pected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline.
  When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early repayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

 . Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restric-tions on "due on sale" clauses and state usury laws.

 . Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of out-standing securities.

                                       32
----

------------

If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed in-formation about the Funds and is incorporated into this prospectus by refer-ence.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1 877-691-1118 or by writing the Funds at:

 ONE GROUP(R) MUTUAL FUNDS
 1111 POLARIS PARKWAY
 COLUMBUS, OHIO 43271-1235
  OR VISITING
 WWW.ONEGROUP.COM


 or visiting

 WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Ref-erence Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information also may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 and paying a copying charge.

(Investment Company Act File No. 811-4236)

TOG-I-124

[LOGO OF ONE GROUP]
for institutional clients


EQUITY FUNDS

                    PROSPECTUS
                    Class I Shares
                    November 1, 2000


                    One Group(R) Small Cap Growth Fund
                    One Group(R) Small Cap Value Fund
                    One Group(R) Mid Cap Growth Fund
                    One Group(R) Mid Cap Value Fund
                    One Group(R) Diversified Mid Cap Fund
                    One Group(R) Large Cap Growth Fund
                    One Group(R) Large Cap Value Fund
                    One Group(R) Equity Income Fund
                    One Group(R) Diversified Equity Fund
                    One Group(R) Balanced Fund
                    One Group(R) Equity Index Fund
                    One Group(R) Market Expansion Index Fund
                    One Group(R) Technology Fund
                    One Group(R) International Equity Index Fund
                    One Group(R) Diversified International Fund

                    The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                 ---------

TABLE OF

  contents

         FUND SUMMARIES: INVESTMENTS, RISK &
                                 PERFORMANCE
             One Group Small Cap Growth Fund   3
                                              ---
              One Group Small Cap Value Fund   7
                                              ---
               One Group Mid Cap Growth Fund   11
                                              ---
                One Group Mid Cap Value Fund   15
                                              ---
          One Group Diversified Mid Cap Fund   19
                                              ---
             One Group Large Cap Growth Fund   23
                                              ---
              One Group Large Cap Value Fund   27
                                              ---
                One Group Equity Income Fund   31
                                              ---
           One Group Diversified Equity Fund   36
                                              ---
                     One Group Balanced Fund   40
                                              ---
                 One Group Equity Index Fund   45
                                              ---
       One Group Market Expansion Index Fund   48
                                              ---
                   One Group Technology Fund   52
                                              ---
   One Group International Equity Index Fund   55
                                              ---
    One Group Diversified International Fund   59

                  MORE ABOUT THE FUNDS
                  Principal Investment
                            Strategies   63
                                        ---
                      Investment Risks   67
                                        ---
                   Investment Policies   69
                                        ---
                     Portfolio Quality   70
                                        ---
                   Temporary Defensive
                             Positions   71
                                        ---
                    Portfolio Turnover   72

       HOW TO DO BUSINESS
    WITH ONE GROUP MUTUAL
                    FUNDS
   Purchasing Fund Shares   73
                           ---
   Exchanging Fund Shares   76
                           ---
    Redeeming Fund Shares   77

                 SHAREHOLDER
                 INFORMATION
               Voting Rights   80
                              ---
           Dividend Policies   80
                              ---
            Tax Treatment of
                Shareholders   80
                              ---
      Shareholder Statements
                 and Reports   81
                              ---

          MANAGEMENT OF ONE
               GROUP MUTUAL
                      FUNDS
                The Advisor    83
                              ---
          The Fund Managers    84
                              ---

     FINANCIAL
    HIGHLIGHTS    85

                 ---

      APPENDIX
            A:
    INVESTMENT
     PRACTICES    99

                 ---

                     -----------------------------
  ONE GROUP(R)             PRIVACY POLICY
--------------------------------------------------

One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.
KEY DEFINITIONS
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:
 . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representa-tives, but do not invest in One Group Mutual Funds.
 . Customer -- a consumer who has a continuing relationship with One Group
   Mutual Funds through record ownership of fund shares.
 . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory list-ing is an example of public information.
COLLECTION OF NONPUBLIC PERSONAL INFORMATION
We collect information to service your account, to protect you from fraud and to make available products and services that may be of interest to you. We col-lect nonpublic personal information about you from the following sources:
 . Information we receive from you on applications or other forms, on our website or through other means;
 . Information we receive from you through transactions, correspondence and other communications with us; and
 . Information we otherwise obtain from you in connection with providing you a financial product or service.
INFORMATION SHARING WITH NON-AFFILIATED THIRD PARTIES
We do not share any nonpublic personal information about our customers or for-mer customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to com-panies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoe-nas or as described in the following section.

                                       1
----

------------
INFORMATION SHARING WITH JOINT MARKETERS
We also may share the information described above in COLLECTION OF NONPUBLIC PERSONAL INFORMATION with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint mar-keting agreements. However, we only provide information about you to that bro-ker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.
CHILDREN'S ONLINE PRIVACY ACT DISCLOSURE
From our website, One Group Mutual Funds does not knowingly collect or use per-sonal information from children under the age of 13 without obtaining verifi-able consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.
SECURITY
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclo-sure of information or access to information about you.

We restrict access to nonpublic personal information about you to those indi-viduals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.
ONE GROUP MUTUAL FUNDS' PRIVACY COMMITMENT
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

                                       2
----

                     ----------------------------------------
  ONE GROUP(R)             Small Cap Growth Fund
-------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

WHAT IS THE GOAL OF THE SMALL CAP GROWTH FUND?
The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT ARE THE SMALL CAP GROWTH FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in common stock, debt securities, preferred stocks, convertible securities, warrants and other equity securities of small-capital-ization companies. Generally, the Fund invests in small-cap companies with mar-ket capitalizations ranging from $100 million to $3 billion. For more informa-tion about the Small Cap Growth Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SMALL CAP GROWTH FUND?
The main risks of investing in the Small Cap Growth Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Small Cap Growth Fund will change every day in response to market condi-tions. You may lose money if you invest in the Small Cap Growth Fund. For addi-tional information on risk, please read "Investment Risks."

main risks

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Initial public offerings ("IPOs") and other investment techniques may have a magnified performance im-pact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or small-cap stocks in par-ticular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in val-ue.

Smaller Companies. The Fund's primary investment strategy is to invest in smaller, growth companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller, growth companies tend to be less liquid and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and indus-try changes. Because economic events have a greater impact on smaller compa-nies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       3
----

  Fund Summary             Small Cap Growth Fund
---------------------------
HOW HAS THE SMALL CAP GROWTH FUND PERFORMED?
By showing the variability of the Small Cap Growth Fund performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE SMALL CAP GROWTH FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/,/2/ -- CLASS I SHARES

--------------------------------------------------------------------------------
The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                              1992        16.42%
                              1993         7.85%
                              1994       (7.73)%
                              1995        22.06%
                              1996        15.70%
                              1997        28.78%
                              1998       (4.04)%
                              1999        26.57%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 13.88%. The above-quoted performance data includes the per-formance of the Paragon Gulf South Growth Fund for the period before its con-solidation with the One Group Small Cap Growth Fund on March 26, 1996.

/2/For periods prior to the commencement of operations of Class I shares on March 26, 1996, Class I performance is based on Class A share performance from July 1, 1991 to March 25, 1996 unadjusted for differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 21.57% 3Q1997   Worst Quarter: -22.13% 3Q1998
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

                                       4
----

  Fund Summary             Small Cap Growth Fund
---------------------------

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/

--------------------------------------------------------------------------------

                                     PERFORMANCE
             INCEPTION                     SINCE
         DATE OF CLASS 1 YEAR 5 YEAR      7/1/91
------------------------------------------------
Class I     3/26/96    26.57% 17.17%   15.69%
------------------------------------------------
S&P SmallCap 600
 Index/2/              12.40% 17.04%   15.65%
------------------------------------------------
S&P SmallCap
 600/BARRA Growth
 Index/3/              19.57% 16.21%        *
------------------------------------------------

/1/The above-quoted performance data includes the performance of the Paragon
  Gulf South Growth Fund for the period before its consolidation with the One Group Small Cap Growth Fund on March 26, 1996. For periods prior to the com-mencement of operations of Class I shares on March 26, 1996, Class I perfor-mance is based on Class A share performance from July 1, 1991 to March 25, 1996 unadjusted for differences in expenses.

/2/The S&P SmallCap 600 Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mu-tual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

/3/The S&P SmallCap 600/BARRA Growth Index is an unmanaged index generally rep-resentative of the performance of small-capitalization domestic stocks with higher price-to-book ratios. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduc-tion of these expenses.
* Index did not exist.

                                       5
----

  Fund Summary             Small Cap Growth Fund
---------------------------

FEES AND EXPENSES

--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                      .74%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .31%
---------------------------------------------------
Total Annual Fund Operating Expenses         1.05%
---------------------------------------------------


/1/Expense information has been restated to reflect current fees.

EXAMPLES

--------------------------------------------------------------------------------

             1 YEAR             3 YEARS                     5 YEARS                     10 YEARS
                        ------------------------------------------------------------------------
              $107               $334                        $579                        $1,283
                        ------------------------------------------------------------------------

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       6
----

                     -------------------------------------
  ONE GROUP(R)             Small Cap Value Fund
-----------------------------------------------------------
Fund Summary: Investments, Risk & Performance

WHAT IS THE GOAL OF THE SMALL CAP VALUE FUND?
The Fund seeks long-term capital growth primarily by investing in equity secu-rities of small-capitalization companies.

WHAT ARE THE SMALL CAP VALUE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in equity securities of small domestic companies with market capitalizations of $100 million to $3 billion. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are selected based upon such valuation characteristics as price-to-earnings, price-to-book and price-to-cash flow ratios which are at a discount to market averages. Banc One Investment Advisors also evaluates companies based on market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and recent transactions in-volving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value. For more information about the Small Cap Value Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE SMALL CAP VALUE FUND?
The main risks of investing in the Small Cap Value Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Small Cap Value Fund will change every day in response to market condi-tions. You may lose money if you invest in the Small Cap Value Fund. For addi-tional information on risk, please read "Investment Risks."

main risks

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Initial public offerings ("IPOs") and other investment techniques may have a magnified performance im-pact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or small-cap stocks in par-ticular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in val-ue.

Smaller Companies. The Fund's primary investment strategy is to invest in smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid and more volatile than stocks of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater

                                       7
----

  Fund Summary             Small Cap Value Fund
---------------------------
and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW HAS THE SMALL CAP VALUE FUND PERFORMED?
By showing the variability of the Small Cap Value Fund performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE SMALL CAP VALUE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                              1990       (7.34)%
                              1991        58.42%
                              1992        17.00%
                              1993        12.29%
                              1994       (5.04)%
                              1995        25.33%
                              1996        25.63%
                              1997        30.57%
                              1998       (4.09)%
                              1999      (11.85)%


1 For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 14.89%. The above quoted performance data includes the per-formance of a common trust fund, the predecessor to the Pegasus Small Cap Op-portunity Fund, and the Pegasus Small Cap Opportunity Fund for the period be-fore the consolidation with One Group Small Cap Value Fund on March 22, 1999. The predecessor to the Pegasus Small Cap Opportunity Fund commenced opera-tions on January 27, 1995, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guide-lines and restrictions as the Fund. The quoted performance of the Fund in-cludes the performance of the common trust fund for periods prior to the com-mencement of operations of the predecessor to the Pegasus Small Cap Opportu-nity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been regis-tered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter: 23.56% 1Q1991   Worst Quarter: -24.07% 3Q1998
--------------------------------------------------------------------------------

                                       8
----

                           Small Cap Value Fund
  Fund Summary
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/

--------------------------------------------------------------------------------

             INCEPTION                            PERFORMANCE
         DATE OF CLASS  1 YEAR 5 YEARS 10 YEARS SINCE 6/30/72
-------------------------------------------------------------
Class I     1/27/95    -11.85% 11.69%   12.27%      9.26%
-------------------------------------------------------------
S&P SmallCap 600
 Index/2/               12.40% 17.04%   13.04%          *
-------------------------------------------------------------
S&P SmallCap
 600/BARRA Value
 Index/3/                3.03% 17.08%        *          *
-------------------------------------------------------------

/1/The above-quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus Small Cap Opportunity Fund, and the Peg-asus Small Cap Opportunity Fund prior to the consolidation with the One Group Small Cap Value Fund on March 22, 1999. The predecessor to the Pegasus Small Cap Opportunity Fund commenced operations on January 27, 1995, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Small Cap Opportunity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and di-versification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. For periods prior to the commencement of operations of Class I shares on January 27, 1995, performance is based on the common trust fund performance from June 30, 1972 to January 26, 1995. All prior class performance has been adjusted to reflect the differences in expenses.

/2/The S&P SmallCap 600 Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mu-tual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

/3/The S&P SmallCap 600/BARRA Value Index is an unmanaged index generally rep-resentative of the performance of small-capitalization domestic stocks with lower price-to-book ratios. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment man-agement fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
* Index did not exist.

                                       9
----

                           Small Cap Value Fund
  Fund Summary
---------------------------
FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                      .74%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .32%
---------------------------------------------------
Total Annual Fund Operating Expenses         1.06%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/  (.09%)
---------------------------------------------------
Net Expenses                                  .97%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .97% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

EXAMPLES

--------------------------------------------------------------------------------

             1 YEAR/1/            3 YEARS                   5 YEARS                   10 YEARS
                        ----------------------------------------------------------------------
                $99                $328                      $576                      $1,286
                        ----------------------------------------------------------------------

                        /1/Without contractual fee waivers, 1 Year expenses
                          would be $108.

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       10
----

                     --------------------------------------
  ONE GROUP(R)             Mid Cap Growth Fund
------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

WHAT IS THE GOAL OF THE MID CAP GROWTH FUND?
The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT ARE THE MID CAP GROWTH FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Fund typically invests in mid-cap companies with market capitalizations of $500 million to $10 billion. Typically, the Fund acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Not all the securities purchased by the Fund will pay dividends. The Fund also invests in smaller companies in emerging growth industries. For more information about the Mid Cap Growth Fund's invest-ment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE MID CAP GROWTH FUND?
The main risks of investing in the Mid Cap Growth Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Mid Cap Growth Fund will change every day in response to market condi-tions. You may lose money if you invest in the Mid Cap Growth Fund. For addi-tional information on risk, please read "Investment Risks."

main risks

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or mid-cap growth stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your in-vestment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of smaller compa-nies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       11
----

  Fund Summary             Mid Cap Growth Fund
---------------------------

HOW HAS THE MID CAP GROWTH FUND PERFORMED?
By showing the variability of the Mid Cap Growth Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE MID CAP GROWTH FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                              1990         1.37%
                              1991        42.91%
                              1992         9.54%
                              1993        12.73%
                              1994       (3.72)%
                              1995        27.87%
                              1996        20.29%
                              1997        30.08%
                              1998        37.34%
                              1999        29.11%


/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 27.07%.

--------------------------------------------------------------------------------
Best Quarter: 39.91% 4Q1998   Worst Quarter: -17.05% 3Q1990
--------------------------------------------------------------------------------

                                       12
----

  Fund Summary             Mid Cap Growth Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999

--------------------------------------------------------------------------------

             INCEPTION                          PERFORMANCE
         DATE OF CLASS 1 YEAR 5 YEARS 10 YEARS SINCE 3/2/89
-----------------------------------------------------------
Class I     3/2/89     29.11% 28.82%   19.84%     20.25%
-----------------------------------------------------------
S&P MidCap 400
 Index/1/              14.72% 23.05%   17.32%     18.34%
-----------------------------------------------------------
Russell Mid Cap
 Growth Index/2/       51.29% 28.02%   18.95%     19.87%
-----------------------------------------------------------
S&P MidCap 400/BARRA
 Growth Index/3/       28.74% 27.78%        *          *
-----------------------------------------------------------


/1/The S&P MidCap 400 Index is an unmanaged index generally rep-resentative of the performance of the mid-size company segment of the U.S. Market. The performance of the index does not re-flect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the perfor-mance of the Fund reflects the deduction of these expenses. The benchmark index for the Mid Cap Growth Fund has changed from the Russell Mid Cap Growth Index to the S&P MidCap 400 Index in order to better represent the investment policies of the Fund for comparison purposes.

/2/The Russell Mid Cap Growth Index is an unmanaged index gener-ally representative of the mid-cap growth market. The perfor-mance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the de-duction of these expenses.

/3/The S&P MidCap 400/BARRA Growth Index is an unmanaged index generally representative of the performance of the highest price-to-book securities in the S&P MidCap 400 Index. The per-formance of the index does not reflect the deduction of ex-penses associated with a mutual fund, such as investment man-agement fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
* Index did not exist.


                                       13
----

  Fund Summary             Mid Cap Growth Fund
---------------------------

FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                     .73%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees   none
---------------------------------------------------
Other Expenses/1/                            .26%
---------------------------------------------------
Total Annual Fund Operating Expenses         .99%
---------------------------------------------------


/1/Expense information has been restated to reflect current fees.

EXAMPLES

--------------------------------------------------------------------------------

             1 YEAR             3 YEARS                     5 YEARS                     10 YEARS
                        ------------------------------------------------------------------------
              $101               $315                        $547                        $1,213
                        ------------------------------------------------------------------------

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them for the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                                       14
----

                     ----------------------------------
  ONE GROUP(R)             Mid Cap Value Fund
--------------------------------------------------------
Fund Summary: Investments, Risk & Performance

WHAT IS THE GOAL OF THE MID CAP VALUE FUND?
The Fund seeks capital appreciation with the secondary goal of achieving cur-rent income by investing primarily in equity securities.

WHAT ARE THE MID CAP VALUE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in equity securities of companies with below-market av-erage price-to-earnings and price-to-book value ratios and with market capital-izations of $500 million to $10 billion. In choosing investments, the Fund con-siders the issuer's soundness and earnings prospects. In seeking to achieve the objective of capital appreciation, Banc One Investment Advisors looks at antic-ipated changes that may positively impact the value of the company such as new products, deployment of new technologies, cost cutting efforts and changes in management. As a secondary consideration, Banc One Investment Advisors looks for companies that have the potential to increase their dividends over time. If Banc One Investment Advisors thinks that a company's fundamentals are declining or that a company's ability to pay dividends has been impaired, it may elimi-nate the Fund's holding of the company's stock. For more information about the Mid Cap Value Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE MID CAP VALUE FUND?
The main risks of investing in the Mid Cap Value Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Mid Cap Value Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Mid Cap Value Fund. For additional information on risk, please read "In-vestment Risks."

main risks

Market Risk. The Fund invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or mid-cap value stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your in-vestment in the Fund decreases in value.

Smaller Companies. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. Securities of small companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and indus-try changes. Because economic events have a greater impact on smaller compa-nies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

                                       15
----

  Fund Summary             Mid Cap Value Fund
---------------------------

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW HAS THE MID CAP VALUE FUND PERFORMED?
By showing the variability of the Mid Cap Value Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE MID CAP VALUE FUND IS NOT NEC-ESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                              1990      (14.47)%
                              1991        27.18%
                              1992        12.91%
                              1993        13.20%
                              1994       (0.71)%
                              1995        26.03%
                              1996        16.51%
                              1997        35.10%
                              1998         5.67%
                              1999       (0.10)%


/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 17.65%.

--------------------------------------------------------------------------------
Best Quarter: 15.97% 4Q1998   Worst Quarter: -17.70% 3Q1990
--------------------------------------------------------------------------------

                                       16
----

  Fund Summary             Mid Cap Value Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999

--------------------------------------------------------------------------------

                                                               PERFORMANCE
                             INCEPTION                               SINCE
                         DATE OF CLASS 1 YEAR 5 YEARS 10 YEARS      3/2/89
--------------------------------------------------------------------------
Class I                     3/2/89     -0.10% 15.93%   11.20%    12.04%
--------------------------------------------------------------------------
S&P MidCap 400 Index/1/                14.72% 23.05%   17.32%    18.34%
--------------------------------------------------------------------------
Russell Mid Cap Value Index/2/         -0.11% 18.01%   13.81%    14.10%
--------------------------------------------------------------------------
S&P MidCap 400/BARRA Value Index/3/     2.33% 18.15%        *         *
--------------------------------------------------------------------------

/1/The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. market. The perfor-mance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The benchmark index for the Mid Cap Value Fund has changed from the Russell Mid Cap Value Index to the S&P MidCap 400 Index in order to better represent the investment policies of the Fund for comparison purposes.

/2/The Russell Mid Cap Value Index is an unmanaged index generally representa-tive of the performance of the mid-cap value market. The performance of the in-dex does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

/3/The S&P MidCap 400/BARRA Value Index is an unmanaged index generally repre-sentative of the performance of the lowest price-to-book securities in the S&P Mid Cap 400 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these ex-penses.
*Index did not exist.


                                       17
----

  Fund Summary             Mid Cap Value Fund
---------------------------
FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                      .74%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .25%
---------------------------------------------------
Total Annual Fund Operating Expenses          .99%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/   (.03%)
---------------------------------------------------
Net Expenses                                  .96%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .96% for Class I shares for the period beginning No-vember 1, 2000, and ending on October 31, 2001.

EXAMPLES

--------------------------------------------------------------------------------

             1 YEAR/1/            3 YEARS                   5 YEARS                   10 YEARS
                        ----------------------------------------------------------------------
                $98                $312                      $544                      $1,210
                        ----------------------------------------------------------------------

                        /1/Without contractual fee waivers, 1 Year expenses
                          for would be $101.

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       18
----

                     ------------------------------------------
  ONE GROUP(R)             Diversified Mid Cap Fund
---------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

WHAT IS THE GOAL OF THE DIVERSIFIED MID CAP FUND?
The Fund seeks long-term capital growth by investing primarily in equity secu-rities of companies with intermediate capitalizations.

WHAT ARE THE DIVERSIFIED MID CAP FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in equity securities of mid-cap companies. Mid-cap com-panies are defined as companies with market capitalizations of $500 million to $10 billion. The Fund looks for companies of this size with strong potential, stable market share and an ability to quickly respond to new business opportu-nities. In choosing securities, the Fund invests in mid-cap and other companies across different capitalization levels targeting both value- and growth-ori-ented companies. Because the Fund seeks return over the long term, Banc One In-vestment Advisors will not attempt to time the market. For more information about the Diversified Mid Cap Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE DIVERSIFIED MID CAP FUND?
The main risks of investing in the Diversified Mid Cap Fund and the circum-stances likely to adversely affect your investment are described below. The share price of the Diversified Mid Cap Fund will change every day in response to market conditions. You may lose money if you invest in the Diversified Mid Cap Fund. For additional information on risk, please read "Investment Risks."

main risks

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or mid-cap stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller compa-nies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       19
----

  Fund Summary             Diversified Mid Cap Fund
---------------------------
HOW HAS THE DIVERSIFIED MID CAP FUND PERFORMED?
By showing the variability of the Diversified Mid Cap Fund performance from year to year, the chart and the table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE DIVERSIFIED MID CAP FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FU-TURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                              1990       (8.58)%
                              1991        35.20%
                              1992        24.57%
                              1993        24.04%
                              1994       (3.26)%
                              1995        19.74%
                              1996        25.05%
                              1997        27.89%
                              1998         4.62%
                              1999        10.58%


1 For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 25.37%. The above-quoted performance data includes the per-formance of a common trust fund, the predecessor to the Pegasus Mid Cap Op-portunity Fund, and the Pegasus Mid Cap Opportunity Fund for the period prior to the consolidation with the One Group Diversified Mid Cap Fund on March 22, 1999. The predecessor to the Pegasus Mid Cap Opportunity Fund com-menced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, poli-cies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Mid Cap Op-portunity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter: 22.78% 4Q1998   Worst Quarter: -20.69% 3Q1998
--------------------------------------------------------------------------------

                                       20
----

  Fund Summary             Diversified Mid Cap Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/

--------------------------------------------------------------------------------

             INCEPTION                            PERFORMANCE
         DATE OF CLASS 1 YEAR 5 YEARS 10 YEARS SINCE 12/31/83
-------------------------------------------------------------
Class I     6/1/91     10.58% 17.25%   15.14%      14.34%
-------------------------------------------------------------
S&P MidCap 400
 Index/2/              14.72% 23.05%   17.32%      17.18%
-------------------------------------------------------------
Russell 2500 Index/3/  24.15% 19.43%   15.05%      13.92%
-------------------------------------------------------------

1 The above-quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus Mid Cap Opportunity Fund, and the Pegasus Mid Cap Opportunity Fund for the period prior to the consolidation with the One Group Di-versified Mid Cap Fund on March 22, 1999. The predecessor to the Pegasus Mid Cap Opportunity Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a com-mon trust fund with materially equivalent investment objec-tives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of op-erations of the predecessor to the Pegasus Mid Cap Opportunity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limita-tions and diversification requirements imposed by law on reg-istered mutual funds. If the common trust fund had been regis-tered, its return may have been lower.

2 The S&P MidCap 400 Index is an unmanaged index generally rep-resentative of the mid-size company segment of the U.S. mar-ket. The performance of the index does not reflect the deduc-tion of expenses associated with a mutual fund, such as in-vestment management fees. By contrast, the performance of the Fund reflects these expenses. The benchmark index for the Di-versified Mid Cap Fund has been changed from the Russell 2500 Index to the S&P MidCap 400 Index in order to better represent the investment policies of the Fund for comparison purposes.

3 The Russell 2500 Index is an unmanaged index generally repre-sentative of the performance of the 2500 smallest companies in the Russell 3000 index which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The performance of the index does not reflect the deduction of ex-penses associated with a mutual fund, such as investment man-agement fees. By contrast, the performance of the Fund re-flects the deduction of these expenses.


                                       21
----

  Fund Summary             Diversified Mid Cap Fund
---------------------------
FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                      .74%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .26%
---------------------------------------------------
Total Annual Fund Operating Expenses         1.00%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/  (.01)%
---------------------------------------------------
Net Expenses                                  .99%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .99% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

EXAMPLES

--------------------------------------------------------------------------------

             1 YEAR/1/            3 YEARS                   5 YEARS                   10 YEARS
                        ----------------------------------------------------------------------
               $101                $317                      $551                      $1,224
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of in-

                        /1/Without contractual fee waivers, 1 Year expenses
                           would be $102.
vesting in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                                       22
----

                     ---------------------------------------
  ONE GROUP(R)             Large Cap Growth Fund
-------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

WHAT IS THE GOAL OF THE LARGE CAP GROWTH FUND?
The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

WHAT ARE THE LARGE CAP GROWTH FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in equity securities of large, well-established compa-nies. The weighted average capitalization of companies in which the Fund in-vests normally will exceed the median market capitalization of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")./1/ For more informa-tion about the Large Cap Growth Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE LARGE CAP GROWTH FUND?
The main risks of investing in the Large Cap Growth Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Large Cap Growth Fund will change every day in response to market condi-tions. You may lose money if you invest in the Large Cap Growth Fund. For addi-tional information on risk, please read "Investment Risks."

main risks

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or large-cap growth stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your in-vestment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

                                       23
----

  Fund Summary             Large Cap Growth Fund
---------------------------
HOW HAS THE LARGE CAP GROWTH FUND PERFORMED?
By showing the variability of the Large Cap Growth Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE LARGE CAP GROWTH FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [GRAPH]

                              1993        13.95%
                              1994         5.56%
                              1995        27.04%
                              1996        17.25%
                              1997        32.84%
                              1998        44.71%
                              1999        27.81%


/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was -5.31%

--------------------------------------------------------------------------------
Best Quarter: 24.51% 4Q1998   Worst Quarter: -6.66% 3Q1998
--------------------------------------------------------------------------------

                                       24
----

  Fund Summary             Large Cap Growth Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999

--------------------------------------------------------------------------------

             INCEPTION                  PERFORMANCE
         DATE OF CLASS 1 YEAR 5 YEARS SINCE 2/28/92
---------------------------------------------------
Class I     2/28/92    27.81% 29.62%     21.78%
---------------------------------------------------
Russell 1000 Growth
 Index/1/              33.16% 32.42%     21.58%
---------------------------------------------------
S&P 500/BARRA Growth
 Index/2/              28.25% 33.64%     22.29%
---------------------------------------------------

/1/The Russell 1000 Growth Index is an unmanaged index representing the perfor-mance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not re-flect the deduction of expenses associated with a mutual fund, such as in-vestment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The benchmark index for the Large Cap Growth Fund has been changed from the S&P 500/BARRA Growth Index to the Rus-sell 1000 Growth Index in order to better represent the investment policies of the Fund for comparison purposes.

/2/The S&P 500/BARRA Growth Index is an unmanaged index representing the per-formance of the highest price-to-book securities in the S&P 500 Index. The performance of the index does not reflect the deduction of expenses associ-ated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.


                                       25
----

  Fund Summary             Large Cap Growth Fund
---------------------------
FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                     .69%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees   none
---------------------------------------------------
Other Expenses/1/                            .24%
---------------------------------------------------
Total Annual Fund Operating Expenses         .93%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

EXAMPLES

--------------------------------------------------------------------------------

             1 YEAR             3 YEARS                     5 YEARS                     10 YEARS
                        ------------------------------------------------------------------------
              $95                $296                        $515                        $1,143
                        ------------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses re-main the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       26
----

                     -------------------------------------
  ONE GROUP(R)             Large Cap Value Fund
----------------------------------------------------------

Fund Summary: Investments, Risk & Performance

WHAT IS THE GOAL OF THE LARGE CAP VALUE FUND?
The Fund seeks capital appreciation with the incidental goal of achieving cur-rent income by investing primarily in equity securities.

WHAT ARE THE LARGE CAP VALUE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in equity securities of large-capitalization companies that are believed to be selling below their long-term investment values. The weighted average capitalization of companies in which the Fund invests normally will exceed the market median capitalization of the Standard & Poor's 500 Com-posite Stock Price Index ("S&P 500 Index")./1/ The Fund also may invest in the stock of companies which have "breakup values" well in excess of current market values or which have uniquely undervalued corporate assets. For more informa-tion about the Large Cap Value Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE LARGE CAP VALUE FUND?
The main risks of investing in the Large Cap Value Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Large Cap Value Fund will change every day in response to market condi-tions. You may lose money if you invest in the Large Cap Value Fund. For addi-tional information on risk, please read "Investment Risks."

main risks

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or large-cap value stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your in-vestment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

                                       27
----

  Fund Summary             Large Cap Value Fund
---------------------------
HOW HAS THE LARGE CAP VALUE FUND PERFORMED?
By showing the variability of the Large Cap Value Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE LARGE CAP VALUE FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [GRAPH]

                              1992         9.19%
                              1993         4.65%
                              1994         0.78%
                              1995        24.88%
                              1996        19.94%
                              1997        26.32%
                              1998        13.89%
                              1999        11.89%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.21%.

--------------------------------------------------------------------------------
Best Quarter: 15.50% 4Q1998   Worst Quarter: -10.86% 3Q1998
--------------------------------------------------------------------------------

                                       28
----

  Fund Summary             Large Cap Value Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999

--------------------------------------------------------------------------------

                                       PERFORMANCE
             INCEPTION                       SINCE
         DATE OF CLASS 1 YEAR  5 YEARS      3/1/91
--------------------------------------------------
Class I     3/1/91     11.89%   19.25%    13.85%
--------------------------------------------------
S&P 500/BARRA Value
 Index/1/              12.72%   22.94%    17.11%
--------------------------------------------------

/1/The S&P 500/BARRA Value Index is an unmanaged index representing the perfor-mance of the lowest price-to-book securities in the S&P 500 Index. The per-formance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the per-formance of the Fund reflects the deduction of these expenses.

                                       29
----

  Fund Summary             Large Cap Value Fund
---------------------------

FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                     .74%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees   none
---------------------------------------------------
Other Expenses/1/                            .23%
---------------------------------------------------
Total Annual Fund Operating Expenses         .97%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

EXAMPLES

--------------------------------------------------------------------------------

                         1 YEAR/1/             3 YEARS             5 YEARS             10 YEARS
                        -----------------------------------------------------------------------
                            $99                 $309                $536                $1,190
                        -----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
und with the cost of in vesting in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses re-main the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       30
----

                     -----------------------------------
  ONE GROUP(R)             Equity Income Fund
--------------------------------------------------------
Fund Summary: Investments, Risk & Performance

WHAT IS THE GOAL OF THE EQUITY INCOME FUND?
The Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in eq-uity securities.

WHAT ARE THE EQUITY INCOME FUND'S MAIN INVESTMENT STRATEGIES?
The Fund attempts to keep its dividend yield above the Standard & Poor's 500 Composite Price Index ("S&P 500 Index")/1/ by investing in common stock of cor-porations which regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. As part of its main investment strategy, the Fund may invest in convertible bonds and REITs. Because yield is the main con-sideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community. For more information about the Equity Income Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT IS A REIT?
A REIT or a real estate investment trust is a pooled investment vehicle which invests in income-producing real estate or real estate loans. REITs are classi-fied as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs mainly invest directly in real estate and obtain income from collecting rent. Mortgage REITs invest in mortgages and obtain income from collecting interest payments on the mortgages. REITs are not taxed on income distributed to shareholders if they comply with several requirements of the In-ternal Revenue Code.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY INCOME FUND?
The main risks of investing in the Equity Income Fund and the circumstances likely to adversely affect your investment are described below. The share price and yield of the Equity Income Fund will change every day in response to market conditions. You may lose money if you invest in the Equity Income Fund. For ad-ditional information on risk, please read "Investment Risks."

main risks

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

                                       31
----

  Fund Summary             Equity Income Fund
---------------------------

Yield. Because of the Fund's emphasis on yield, the Fund may purchase stocks of companies that are out of favor with the financial community. These stocks may have less of a chance for capital appreciation than securities of companies that are considered to be more attractive investments. In addition, there can be no assurance that a company will continue to pay dividends.

Real Estate Securities. The Fund's investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases and sales of property. Property val-ues could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or con-demnation losses, or a general decline in neighborhood values. The Fund's in-vestments and your investment may decline in response to declines in property values or other adverse changes to the real estate market.

REIT Risk. In addition to the risks facing real estate securities, the Fund's investments in REITs involve unique risks. REITs may have limited financial re-sources, may trade less frequently and in limited volume and may be more vola-tile than other securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       32
----

  Fund Summary             Equity Income Fund
---------------------------
HOW HAS THE EQUITY INCOME FUND PERFORMED?
By showing the variability of the Equity Income Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE EQUITY INCOME FUND IS NOT NEC-ESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                              1990       (3.14)%
                              1991        23.66%
                              1992         6.81%
                              1993        11.40%
                              1994         0.98%
                              1995        34.94%
                              1996        16.71%
                              1997        32.52%
                              1998        17.18%
                              1999         0.29%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 3.50%.

--------------------------------------------------------------------------------
Best Quarter: 16.77% 2Q1997   Worst Quarter: -9.67% 3Q1990
--------------------------------------------------------------------------------

                                       33
----

  Fund Summary             Equity Income Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999

--------------------------------------------------------------------------------

                                              PERFORMANCE
             INCEPTION             5                SINCE
         DATE OF CLASS 1 YEAR  YEARS 10 YEARS      7/2/87
---------------------------------------------------------
Class I     7/2/87      0.29% 19.65%  13.44%    12.59%
---------------------------------------------------------
S&P 500 Index/1/       21.04% 28.56%  18.21%    16.17%
---------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index generally representative of the per-formance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Funds reflects the deduction of these expenses.


                                       34
----

  Fund Summary             Equity Income Fund
---------------------------
FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                     .74%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees   none
---------------------------------------------------
Other Expenses/1/                            .24%
---------------------------------------------------
Total Annual Fund Operating Expenses         .98%
---------------------------------------------------


/1/Expense Information has been restated to reflect current fees.

EXAMPLES

--------------------------------------------------------------------------------

                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
                        --------------------------------------------------------------------
                          $100               $312                $542                $1,201
                        --------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses re-main the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       35
----

                     ---------------------------------------
  ONE GROUP(R)             Diversified Equity Fund
-------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

WHAT IS THE GOAL OF THE DIVERSIFIED EQUITY FUND?
The Fund seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

WHAT ARE THE DIVERSIFIED EQUITY FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in common stocks of companies that have good fundamen-tals and reasonable valuations with the potential for continued earnings growth over time. The Fund uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value- and growth-ori-ented companies. Because the Fund seeks return over the long term, Banc One In-vestment Advisors will not attempt to time the market. For more information about the Diversified Equity Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE DIVERSIFIED EQUITY FUND?
The main risks of investing in the Diversified Equity Fund and the circum-stances likely to adversely affect your investment are described below. The share price of the Diversified Equity Fund will change every day in response to market conditions. You may lose money if you invest in the Diversified Equity Fund. For additional information on risk, please read "Investment Risks."

main risks

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller compa-nies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       36
----

  Fund Summary             Diversified Equity Fund
---------------------------
HOW HAS THE DIVERSIFIED EQUITY FUND PERFORMED?
By showing the variability of the Diversified Equity Fund performance from year to year, the charts and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE DIVERSIFIED EQUITY FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

TOTAL RETURN (per calendar year)/1/,/2/ -- CLASS I SHARES

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                              1990         1.40%
                              1991        38.13%
                              1992        13.64%
                              1993         7.33%
                              1994       (3.64)%
                              1995        27.54%
                              1996        21.80%
                              1997        34.84%
                              1998        28.32%
                              1999        13.78%

/1/   For the period from January 1, 2000, through September 30, 2000, the
  Fund's total return was 3.00%. The above quoted performance data includes the performance of the Paragon Value Equity Income Fund for the period before its consolidation with the One Group Diversified Equity Fund on March 26, 1996.

/2/   For periods prior to the commencement of operations of Class I shares on
  March 26, 1996, Class I performance is based on Class A performance from De-cember 29, 1989 to March 25, 1996, unadjusted for differences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 21.47% 4Q1998   Worst Quarter: -11.31% 3Q1990
--------------------------------------------------------------------------------

                                       37
----

  Fund Summary             Diversified Equity Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/

--------------------------------------------------------------------------------

             INCEPTION                            PERFORMANCE
         DATE OF CLASS 1 YEAR 5 YEARS 10 YEARS SINCE 12/29/89
-------------------------------------------------------------
Class I     3/26/96    13.78% 25.05%   17.54%      17.62%
-------------------------------------------------------------
S&P 500 Index/2/       21.04% 28.56%   18.21%      18.21%
-------------------------------------------------------------
S&P SuperComposite
 1500 Index/3/         20.26% 27.55%        *           *
-------------------------------------------------------------

/1/ The above quoted performance data includes the performance of the Paragon Value Equity Income Fund for the period be-fore its consolidation with the One Group Diversified Equity Fund on March 26, 1996. For periods prior to the commence-ment of operations of Class I shares on March 26, 1996, Class I performance is based on Class A performance from De-cember 29, 1989 to March 25, 1996 unadjusted for differences in expenses.

/2/ The S&P 500 Index is an unmanaged index generally represen-tative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the perfor-mance of the Fund reflects the deduction of these expenses.

/3/ The S&P SuperComposite 1500 Index is an unmanaged index con-sisting of those stocks making up the S&P 500, S&P MidCap 400 and S&P SmallCap 600 indices representing approximately 87% of the total U.S. equity market capitalization. The per-formance of the index does not reflect the deduction of ex-penses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

*      Index did not exist.

                                       38
----

  Fund Summary             Diversified Equity Fund
---------------------------
FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                     .72%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees   none
---------------------------------------------------
Other Expenses/1/                            .23%
---------------------------------------------------
Total Annual Fund Operating Expenses         .95%
---------------------------------------------------

/1/  Expense information has been restated to reflect current fees.

EXAMPLES

--------------------------------------------------------------------------------

                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
                        --------------------------------------------------------------------
                          $97                $303                $525                $1,166
                        --------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses re-main the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       39
----

                     ---------------------------
  ONE GROUP(R)             Balanced Fund
-------------------------------------------------

Fund Summary: Investments, Risk & Performance

WHAT IS THE GOAL OF THE BALANCED FUND?
The Fund seeks to provide total return while preserving capital.

WHAT ARE THE BALANCED FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in a combination of stocks (including both growth and value securities), fixed income securities and money market instruments. Banc One In-vestment Advisors will regularly review the Fund's asset allocations and vary them over time to favor investments that it believes will provide the most fa-vorable total return. In making asset allocation decisions, Banc One Investment Advisors will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns. Because the Fund seeks total return over the long term, Banc One Investment Advisors will not attempt to time the market. Rather, asset allocation shifts will be made gradually over time. For more information about the Balanced Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE BALANCED FUND?
The main risks of investing in the Balanced Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Balanced Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Balanced Fund. For additional information on risk, please read "Investment Risks."

main risks

Market Risk. The Fund invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk. In connection with the Fund's fixed income strategy, the Fund invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

                                       40
----

  Fund Summary             Balanced Fund
---------------------------

Credit Risk. There is a risk that issuers and counterparties will not make pay-ments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securi-ties held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect li-quidity and make it difficult for the Fund to sell the security.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the perfor-mance of underlying assets or securities. If the underlying assets do not per-form as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and riskier in terms of both liquidity and value than traditional investments.

Prepayment and Call Risk. As part of its fixed income investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed se-curities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for se-curities with higher interest rates, resulting in an unexpected capital loss.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       41
----

  Fund Summary             Balanced Fund
---------------------------

HOW HAS THE BALANCED FUND PERFORMED?
By showing the variability of the Balanced Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE BALANCED FUND IS NOT NECESSAR-ILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                                      [GRAPH]

                                              1994       (2.99)%
                                              1995        25.16%
                                              1996        12.67%
                                              1997        22.58%
                                              1998        19.77%
                                              1999         7.65%


/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.32%.

--------------------------------------------------------------------------------

Best Quarter: 12.35% 4Q1998   Worst Quarter: -4.09% 3Q1998
--------------------------------------------------------------------------------

                                       42
----

  Fund Summary             Balanced Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/

--------------------------------------------------------------------------------

             INCEPTION                  PERFORMANCE
         DATE OF CLASS 1 YEAR  5 YEARS SINCE 4/2/93
---------------------------------------------------
Class I     4/2/93      7.65%   17.39%    12.94%
---------------------------------------------------
S&P 500 Index/2/       21.04%   28.56%    22.39%
---------------------------------------------------
Lehman Brothers
 Intermediate
 Government/Credit
 Bond Index/3/          0.39%    7.10%     5.56%
---------------------------------------------------
Lipper Balanced Funds
 Index/4/               8.98%   16.33%    12.92%
---------------------------------------------------

/1/The table above compares the average annual return of the Fund, which holds a mix of stocks, bonds and other debt secu-rities to an unmanaged, broad-based index (i.e., the S&P 500 Index) as well as supplemental indices for the period indicat-ed.

/2/The S&P 500 Index is an unmanaged index generally representa-tive of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the de-duction of expenses associated with a mutual fund, such as in-vestment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

/3/The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market-weighted index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities between five and 10 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these ex-penses.
/4/The Lipper Balanced Funds Index is an index of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Un-like the indices shown above, the performance of the index re-flects the deduction of expenses associated with mutual funds, such investment management fees. These expenses are not iden-tical to the expenses charged by the Fund.

                                       43
----

  Fund Summary             Balanced Fund
---------------------------

FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                      .65%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .36%
---------------------------------------------------
Total Annual Fund Operating Expenses         1.01%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/   (.12%)
---------------------------------------------------
Net Expenses                                  .89%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .89% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

EXAMPLES

--------------------------------------------------------------------------------

             1 YEAR/1/            3 YEARS                   5 YEARS                   10 YEARS
                        ----------------------------------------------------------------------
                $91                $310                      $546                      $1,225
                        ----------------------------------------------------------------------

                        /1/Without contractual fee waivers, 1 Year expenses
                          would be $103.

The examples are in-tended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time pe-riods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       44
----

                     --------------------------------
  ONE GROUP(R)             Equity Index Fund
------------------------------------------------------

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

WHAT IS THE GOAL OF THE EQUITY INDEX FUND?
The Fund seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")./1/

WHAT ARE THE EQUITY INDEX FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in stocks included in the S&P 500 Index. The Fund also may invest in stock index futures and other equity derivatives. Banc One In-vestment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund's expenses. For more in-formation about the Equity Index Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY INDEX FUND?
The main risks of investing in the Equity Index Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Equity Index Fund will change every day in response to market condi-tions. You may lose money if you invest in the Equity Index Fund. For addi-tional information on risk, please read "Investment Risks."

main risks

Index Investing. The Fund attempts to track the performance of the S&P 500 In-dex. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such se-curities.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or S&P 500 Index stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your in-vestment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

                                       45
----

  Fund Summary             Equity Index Fund
---------------------------

HOW HAS THE EQUITY INDEX FUND PERFORMED?
By showing the variability of the Equity Index Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE EQUITY INDEX FUND IS NOT NEC-ESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [GRAPH]

                              1992         6.85%
                              1993         9.37%
                              1994         0.75%
                              1995        37.07%
                              1996        22.59%
                              1997        33.00%
                              1998        28.24%
                              1999        20.54%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was -1.56%.

--------------------------------------------------------------------------------
Best Quarter: 21.26% 4Q1998   Worst Quarter: -9.96% 3Q1998
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999

--------------------------------------------------------------------------------

                                      PERFORMANCE
             INCEPTION                      SINCE
         DATE OF CLASS 1 YEAR 5 YEARS      7/2/91
-------------------------------------------------
Class I     7/2/91     20.54% 28.14%    19.72%
-------------------------------------------------
S&P 500 Index/1/       21.04% 28.56%    19.87%
-------------------------------------------------

/1/The S&P 500 Index is an unmanaged index generally representa-tive of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the de-duction of expenses associated with a mutual fund, such as in-vestment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

                                       46
----

  Fund Summary             Equity Index Fund
---------------------------
FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                      .30%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .27%
---------------------------------------------------
Total Annual Fund Operating Expenses          .57%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/  (.22%)
---------------------------------------------------
Net Expenses                                  .35%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .35% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

EXAMPLES

--------------------------------------------------------------------------------

             1 YEAR/1/            3 YEARS                   5 YEARS                   10 YEARS
                        ----------------------------------------------------------------------
                $36                $160                      $296                       $693
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of
                        /1/Without contractual fee waivers, 1 Year expenses would be $58.
investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                                       47
----

                     ------------------------------------------------
  ONE GROUP(R)             Market Expansion Index Fund
----------------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

WHAT IS THE GOAL OF THE MARKET EXPANSION INDEX FUND?
The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor's Small Cap 600 Index ("S&P Small Cap 600") and the Standard & Poor's Mid Cap 400 Index ("S&P Mid Cap 400")./1/

WHAT ARE THE MARKET EXPANSION INDEX FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests in a representative sampling of stocks of medium-sized and small U.S. companies that are included in the S&P Small Cap 600 and S&P Mid Cap 400 and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. (Not all of the stocks in the indices are included in the Fund.) The Fund uses a sam-pling methodology to determine which stocks to purchase or sell in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between its portfolio and that of the indices of at least 0.95, without taking into account the Fund's expenses. For more information about the Market Expansion Index Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE MARKET EXPANSION INDEX FUND?
The main risks of investing in the Market Expansion Index Fund and the circum-stances likely to adversely affect your investment are described below. The share price of the Market Expansion Index Fund and its yield will change every day in response to economic and other market conditions. You may lose money if you invest in the Market Expansion Index Fund. For additional information on risk, please read "Investment Risks."

main risks

Index Investing. The Fund attempts to track the performance of the S&P Small Cap 600 Index and the S&P Mid Cap 400 Index. Therefore, securities may be pur-chased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Market Risk. The Fund invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or small-cap and mid-cap

/1/"S&P Small Cap 600" and "S&P Mid Cap 400" are registered service marks of
  Standard & Poor's Corporation, which does not sponsor and is in no way affil-iated with the Fund.

                                       48
----

  Fund Summary             Market Expansion Index Fund
---------------------------
stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Smaller Companies. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and in-dustry changes. Because economic events have a greater impact on smaller compa-nies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW HAS THE MARKET EXPANSION INDEX FUND PERFORMED?
By showing the variability of the Market Expansion Index Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE MARKET EXPANSION IN-DEX FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

                                       49
----

  Fund Summary             Market Expansion Index Fund
---------------------------

BAR CHART (per calendar year)/1/,/2/ -- CLASS I SHARES

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [GRAPH]

                              1999       11.56%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 16.57%.

/2/The above-quoted performance data includes the performance of the Pegasus
  Market Expansion Index Fund before its consolidation with the One Group Mar-ket Expansion Index Fund on March 22, 1999.

--------------------------------------------------------------------------------
Best Quarter: 15.10% 4Q 1999   Worst Quarter: -7.52% 1Q 1999
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/

--------------------------------------------------------------------------------

                                                PERFORMANCE
                             INCEPTION             SINCE
                           DATE OF CLASS 1 YEAR   7/31/98
-----------------------------------------------------------
Class I                       7/31/98    11.56%   15.45%
-----------------------------------------------------------
S&P MidCap 400 Index/1/                  14.72%   20.91%
-----------------------------------------------------------
S&P SmallCap 600 Index/2/                12.40%    9.15%
-----------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Pegasus
  Market Expansion Index Fund before it consolidated with the One Group Market Expansion Index Fund on March 22, 1999.

/2/The S&P MidCap 400 Index is an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. market. The per-formance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the per-formance of the Fund reflects the deduction of these expenses.

 /3/The S&P SmallCap 600 Index is an unmanaged index generally representative of the performance of small companies in the U.S. stock market. The perfor-mance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the perfor-mance of the Fund reflects the deduction of these expenses.

                                       50
----

  Fund Summary             Market Expansion Index Fund
---------------------------
FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                      .35%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .53%
---------------------------------------------------
Total Annual Fund Operating Expenses          .88%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/  (.31%)
---------------------------------------------------
Net Expenses                                  .57%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .57% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

EXAMPLES

--------------------------------------------------------------------------------

                         1 YEAR/1/             3 YEARS             5 YEARS             10 YEARS
                        -----------------------------------------------------------------------
                            $58                 $250                $457                $1,056
                        -----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of investing in
other mutual
                        /1/Without contractual fee waivers, 1 Year expenses
                          would be $90.
funds. The examples assume that you invest $10,000 in the Fund for the time pe-riods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       51
----

                     ------------------------------
  ONE GROUP(R)             Technology Fund
----------------------------------------------------
Fund Summary: Investments, Risk & Performance

WHAT IS THE GOAL OF THE TECHNOLOGY FUND?
The Fund is designed to provide long-term capital growth.

WHAT ARE THE TECHNOLOGY FUND'S MAIN INVESTMENT STRATEGIES?
The Fund mainly invests in equity securities of companies that have developed, or are expected to develop, products, processes or services that will provide significant technological advances and improvements. This may include, for ex-ample, companies that develop, produce or distribute products in the computer, electronics and communications sectors. In selecting investments, the Fund will generally invest in companies that are positioned for accelerated growth or higher earnings. In addition, the Fund also may invest in companies (regardless of size) whose stocks appear to be trading below their true value. For more in-formation about the Technology Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE TECHNOLOGY FUND?
The main risks of investing in the Technology Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Technology Fund will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Technology Fund. For additional information on risk, please read "Investment Risks."

main risks

Securities of Technology Companies: The Fund's performance is closely tied to and affected by the technology sector. The stock price of technology companies tends to be more volatile than the stock price of companies in other indus-tries. In addition, the valuation of many technology stocks could be high when considered by such traditional measures of value as price-to-earnings ratios. Competitive pressures also may have a significant effect on the financial con-dition of technology-sensitive companies. Further, because of the rapid pace of technological development, products and services produced by companies in which the Fund invests may become obsolete or have relatively short product cycles. As a result, the Fund's value and its returns may be considerably more volatile and pose greater risks than the values and returns of other mutual funds that do not focus their investments on companies in the technology sector.

Smaller Companies. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more-established companies. Small companies may be more vulnerable to economic, market and industry changes. Because eco-nomic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Fund. Finally, emerg-ing companies in the technology sector may not be profitable and may not antic-ipate earning profits in the foreseeable future.

                                       52
----

  Fund Summary             Technology Fund
---------------------------

Market Risk. The Fund invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Initial public offerings ("IPOs") and other investment techniques may have a magnified performance im-pact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or technology stock prices in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Non-Diversified. The Fund is considered non-diversified and can invest more of its assets in securities of a single issuer than a "diversified" fund. In addi-tion, the Fund's investments are concentrated in the technology sector. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the technology sector of the economy.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       53
----

  Fund Summary             Technology Fund
---------------------------

HOW HAS THE TECHNOLOGY FUND PERFORMED?

The Fund began operations on July 28, 2000, and does not have a full calendar year of investment returns.

FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                     1.00%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .50%
---------------------------------------------------
Total Annual Fund Operating Expenses         1.50%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/   (.20%)
---------------------------------------------------
Net Expenses                                 1.30%
---------------------------------------------------

/1/Other expenses are based on estimated amounts for the current fiscal year.


/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.30% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

EXAMPLES

--------------------------------------------------------------------------------

             1 YEAR/1/                                                 3 YEARS
                        ------------------------------------------------------
               $132                                                     $454
                        ------------------------------------------------------

                        /1/Without contractual fee waivers, 1 Year expenses
                          would be $153.

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       54
----

                     --------------------------------------------------
  ONE GROUP(R)             International Equity Index Fund
------------------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

WHAT IS THE GOAL OF THE INTERNATIONAL EQUITY INDEX FUND?

The Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index./1/

WHAT ARE THE INTERNATIONAL EQUITY INDEX FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index. The Fund also may invest in stock index futures. Banc One Investment Advisors attempts to track the performance of the MSCI EAFE GDP Index to achieve a cor-relation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund's expenses. As part of its in-vestment strategy, the Fund may invest in securities of emerging international markets such as Mexico, Chile and Brazil. Banc One Investment Advisors selects securities of emerging markets that are included in the Morgan Stanley Emerging Market Free Index based on size, risk and the ease of investing in the country's market (e.g., reasonable settlement procedures). Most of the Fund's assets will be denominated in foreign currencies. For more information about the International Equity Index Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE INTERNATIONAL EQUITY INDEX FUND? The main risks of investing in the International Equity Index Fund and the cir-cumstances likely to adversely affect your investment are described below. The share price of the International Equity Index Fund will change every day in re-sponse to market conditions. You may lose money if you invest in the Interna-tional Equity Index Fund. For additional information on risk, please read "In-vestment Risks."

main risks

Index Investing. The Fund attempts to track the performance of the MSCI EAFE GDP Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

/1/Gross Domestic Product Weighted Morgan Stanley Capital International Europe,
  Australasia and Far East Index. MSCI EAFE GDP Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

                                       55
----

  Fund Summary             International Equity Index Fund
---------------------------

Emerging Market Risk. The Fund may invest up to 10% of its net assets in secu-rities of emerging international markets. The risks associated with foreign se-curities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regu-latory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed coun-tries.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or stocks comprising the MSCI EAFE GDP Index in particular) may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       56
----

  Fund Summary             International Equity Index Fund
---------------------------

HOW HAS THE INTERNATIONAL EQUITY INDEX FUND PERFORMED?
By showing the variability of the International Equity Index Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE INTERNATIONAL EQUITY INDEX FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

--------------------------------------------------------------------------------


                                    [GRAPH]

                              1993        29.60%
                              1994         3.90%
                              1995        10.19%
                              1996         6.61%
                              1997         5.68%
                              1998        21.57%
                              1999        33.42%


/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was -13.38%.

--------------------------------------------------------------------------------
Best Quarter: 20.46% 4Q1998   Worst Quarter: -14.47% 3Q1998

--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 1999

--------------------------------------------------------------------------------

                          INCEPTION                   PERFORMANCE
                        DATE OF CLASS 1 YEAR 5 YEARS SINCE 10/28/92
-------------------------------------------------------------------
Class I                   10/28/92    33.42% 15.03%      15.01%
-------------------------------------------------------------------
MSCI EAFE GDP Index/1/                31.00% 16.00%      16.78%
-------------------------------------------------------------------

/1/The MSCI EAFEGDP Index is an unmanaged index generally representative of the performance of international stock markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

                                       57
----

  Fund Summary             International Equity Index Fund
---------------------------
FEES AND EXPENSES

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                     .55%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees   none
---------------------------------------------------
Other Expenses/1/                            .38%
---------------------------------------------------
Total Annual Fund Operating Expenses         .93%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

EXAMPLES

--------------------------------------------------------------------------------

                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
                        --------------------------------------------------------------------
                          $95                $296                $515                $1,143
                        --------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses re-main the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       58
----

                     ------------------------------------------------
  ONE GROUP(R)             Diversified International Fund
----------------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

WHAT IS THE GOAL OF THE DIVERSIFIED INTERNATIONAL FUND?
The Fund seeks long-term capital growth by investing primarily in equity secu-rities of foreign issuers.

WHAT ARE THE DIVERSIFIED INTERNATIONAL FUND'S MAIN INVESTMENT STRATEGIES?
The Fund invests mainly in the securities of companies located in Europe, Asia and Latin America. The Fund also will invest in other regions and countries that present attractive investment opportunities, including developing coun-tries. In selecting a country for investment, Banc One Investment Advisors ana-lyzes the global economic and political situation, as well as the securities market of selected countries. In selecting individual securities, Banc One In-vestment Advisors selects a representative sampling of the companies comprising the individual country's stock market index. For more information about the Di-versified International Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE DIVERSIFIED INTERNATIONAL FUND? The main risks of investing in the Diversified International Fund and the cir-cumstances likely to adversely affect your investment are described below. The share price of the Diversified International Fund will change every day in re-sponse to market conditions. You may lose money if you invest in the Diversi-fied International Fund. For additional information on risk, please read "In-vestment Risks."

main risks

Foreign Securities. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. Because the Fund may invest over 25% of its total assets in a single country, political and economic developments in that country will have a greater impact on the performance of the Fund than would be the case if the Fund were more widely diversified.

Emerging Market Risk. The risks associated with foreign securities are magni-fied in countries in "emerging markets." These countries may have relatively unstable governments and less-established market economies than developed coun-tries. Emerging markets may face greater social, economic, regulatory and po-litical uncertainties. These risks make emerging market securities more vola-tile and less liquid than securities issued in more developed countries.

Market Risk. The Fund invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or

                                       59
----

  Fund Summary             Diversified International Fund
---------------------------
changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general may decline over short or extended periods of time. When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HOW HAS THE DIVERSIFIED INTERNATIONAL FUND PERFORMED?
By showing the variability of the Diversified International Fund performance from year to year, the chart and table below help show the risk of investing in the Fund. PLEASE REMEMBER THAT THE PAST PERFORMANCE OF THE DIVERSIFIED INTERNA-TIONAL FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

BAR CHART (per calendar year)/1/ -- CLASS I SHARES

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                              1990      (14.35)%
                              1991         6.57%
                              1992       (6.65)%
                              1993        29.66%
                              1994         0.00%
                              1995        11.48%
                              1996         7.74%
                              1997         3.97%
                              1998        16.43%
                              1999        41.19%


/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was -15.82%. The above quoted performance data includes the per-formance of a common trust fund, the predecessor to the Pegasus International Equity Fund and the Pegasus International Equity Fund for the period prior to the consolidation with One Group Diversified International Fund on March 22, 1999. The predecessor to the Pegasus International Equity Fund commenced op-erations on December 3, 1994, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus International Equity Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been regis-tered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter: 26.98% 4Q1999   Worst Quarter: -22.67% 3Q1990
--------------------------------------------------------------------------------

                                       60
----

  Fund Summary             Diversified International Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

AVERAGE ANNUAL TOTAL RETURNS through December 31, 1999/1/

--------------------------------------------------------------------------------

             INCEPTION                           PERFORMANCE
         DATE OF CLASS 1 YEAR 5 YEARS  10 YEARS SINCE 4/30/86
-------------------------------------------------------------
Class I     12/3/94    41.19%  15.47%   8.53%      11.43%
-------------------------------------------------------------
MSCI EAFE + EMF
 Index/2/              30.33%  12.15%   7.24%           *
-------------------------------------------------------------

/1/The above quoted performance data includes the performance of a common trust fund, the predecessor to the Pegasus International Equity Fund, and the Pega-sus International Equity Fund for the period prior to the consolidation with One Group Diversified International Fund on March 22, 1999. The predecessor to the Pegasus International Equity Fund commenced operations on December 3, 1994, subsequent to the transfer of assets from a common trust fund with ma-terially equivalent investment objectives, policies, guidelines and restric-tions as the Fund. The quoted performance of the Fund includes the perfor-mance of the common trust fund for periods prior to the commencement of oper-ations of the predecessor to the Pegasus International Equity Fund as ad-justed to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds.

/2/The Morgan Stanley Capital International (MSCI) EAFE + EMF Index is an un-managed index generally representative of the performance of international stock markets and of emerging markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as in-vestment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
* Index did not exist.

                                       61
----

  Fund Summary             Diversified International Fund
---------------------------
FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                      .80%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees   none
---------------------------------------------------
Other Expenses/1/                             .28%
---------------------------------------------------
Total Annual Fund Operating Expenses         1.08%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/   (.03%)
---------------------------------------------------
Net Expenses                                 1.05%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 1.05% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

EXAMPLES

--------------------------------------------------------------------------------

                         1 YEAR/1/             3 YEARS             5 YEARS             10 YEARS
                        -----------------------------------------------------------------------
                           $107                 $340                $593                $1,314
                        -----------------------------------------------------------------------

                        /1/Without contractual fee waivers, 1 Year expenses
                          would be $110.

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                      62
----

                     --------------------------------------
  ONE GROUP(R)             More About the Funds
------------------------------------------------------------

Each of the fifteen funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Informa-tion.

Principal Investment Strategies

This prospectus describes fifteen mutual funds with a variety of investment ob-jectives, including total return, capital appreciation, current income, and long-term capital growth. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Invest-ments, Risk & Performance" in the front of this prospectus. They are also de-scribed below. There can be no assurance that the Funds will achieve their in-vestment objectives. Please note that each Fund also may use strategies that are not described below, but which are described in the Statement of Additional Information.

one group small cap growth fund. The Fund may invest in common stocks, debt se-curities, preferred stocks, convertible securities, warrants and other equity securities of small-capitalization companies. The Fund may occasionally hold securities of companies with large capitalizations if doing so contributes to the Fund's investment objective.

 . The Fund invests at least 65% of its total assets in the securities of small-capitalization companies. Small-capitalization companies have mar-ket capitalizations ranging from $100 million to $3 billion.

 . Although the Fund may invest up to 35% of its total assets in U.S. gov-ernment securities, other investment grade fixed income securities, cash and cash equivalents, the Fund's main investment strategy is to invest in equity securities of small-capitalization companies.

one group small cap value fund. The Fund invests mainly in equity securities of small domestic issuers with market capitalizations of $100 million to $3 bil-lion.

 . The Fund invests at least 65% of its total assets in common and preferred stocks, rights, warrants, convertible securities, and other equity secu-rities of small-capitalization companies.

 . The Fund may invest up to 25% of the Fund's net assets in foreign securi-ties.

 . Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents.

one group mid cap growth fund. The Fund invests in securities of companies that have the potential to produce above-average earnings growth per share over a one to three-year period.

                                       63
----

------------

 . At least 80% of the Fund's total assets will be invested in equity secu-rities of mid-cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. Mid-cap com-panies are defined as companies with market capitalizations of $500 mil-lion to $10 billion.

 .  A portion of the Fund's assets will be held in cash equivalents.

one group mid cap value fund. The Fund invests mainly in equity securities of mid-cap companies with below-market average price-to-earnings and price-to-book value ratios. Mid-Cap companies are defined as companies with market capital-izations of $500 million to $10 billion.

 . At least 80% of the Fund's total assets will be invested in equity securi-ties, including common stock and debt securities and preferred stocks both of which are convertible into common stocks.

 . A portion of the Fund's assets will be held in cash equivalents.

one group diversified mid cap fund. The Fund invests mainly in equity securi-ties of mid-capitalization companies. Mid cap companies are defined as compa-nies with market capitalizations of $500 million to $10 billion.

 . At least 65% of the Fund's total assets normally will be invested in com-mon and preferred stocks, rights, warrants, convertible securities, and other equity securities of mid-capitalization companies.

 . Up to 25% of the Fund's net assets may be invested in foreign securities.
   Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents. Although the Fund may use these strategies more in the fu-ture, the Fund's main strategy is to invest in equity securities of mid-capitalization companies.

one group large cap growth fund. The Fund invests mainly in equity securities of large, well-established companies. The weighted average capitalization of companies in which the Fund invests normally will exceed the median market cap-italization of the S&P 500 Index.

 . At least 65% of the Fund's total assets will be invested in the equity se-curities of large, well-established companies.

one group large cap value fund. The Fund invests in equity securities of large-capitalization companies that are believed to be selling below their long-term investment values.

 . At least 65% of the Fund's total assets will be invested in equity securi-ties of large-cap companies described above, including common stocks, and debt securities and preferred stocks which are convertible to common stock.

 . A portion of the Fund's assets will be held in cash equivalents.



                                       64
----

------------

one group equity income fund. The Fund invests in the equity securities of cor-porations which regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics.

 . The Fund normally invests at least 65% of its total assets in the equity securities of corporations described above, including common stocks and debt securities and preferred stock convertible to common stock.

 .  A portion of the Fund's assets will be held in cash equivalents.

one group diversified equity fund. The Fund invests mainly in common stocks of companies that have the potential for continued earnings growth with strong fundamentals and a reasonable value.

 . At least 65% of the Fund's total assets will be invested in equity secu-rities.

 . Although the Fund may invest up to 35% of the Fund's total assets in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents, the Fund's main investment strategy is to in-vest in equity securities.

one group balanced fund. The Fund invests in a combination of stocks, fixed in-come securities and money market instruments. Normally, the Fund will invest:

 . between 40% and 75% of its total assets in all types of equity securities (including stock of both large- and small-capitalization companies and growth and value securities). Up to 25% of the Fund's total assets may be invested in foreign securities, including American Depositary Receipts.

 . between 25% and 60% of its total assets in mid- to long-term fixed income securities, including bonds, notes and other debt securities. The balance will be invested in cash equivalents.

   HOW DOES BANC ONE INVESTMENT ADVISORS SELECT
  FIXED INCOME SECURITIES FOR THE BALANCED FUND?

 Banc One Investment Advisors analyzes four major factors in managing and constructing the portfo-lio of fixed income securities for the Balanced
 Fund: duration, market sector, maturity concen-trations and individual securities. Rather than attempting to time the market, Banc One Invest-ment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The fixed income portion of the Balanced Fund attempts to enhance total return by selecting market sectors and securities that offer risk/reward advantages based on market trends, structural make-up and credit trends. Individual securities that are purchased by the Fund are subject to a disci-plined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment
 (e.g., asset-backed securities).

one group equity index fund. The Fund invests in stocks included in the S&P 500 Index. (The Fund also invests in stock index futures and other equity deriva-tives.)

                                       65
----

------------
The Fund may hold up to 10% of its total assets in cash or cash equivalents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the 10% limita-tion.)

 . The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index.

 . Banc One Investment Advisors generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock.

 . The Fund attempts to achieve a correlation between the performance of its Fund and that of the S&P 500 Index of at least 0.95, without taking into account Fund expenses. Perfect correlation would be 1.00.

one group market expansion index fund. The Fund invests in stocks included in the S&P SmallCap 600 Index and S&P MidCap 400 Index.

 . The Fund also may invest up to 10% of its net assets in foreign securi-ties, including Depositary Receipts.

 . Up to 10% of the Fund's total assets may be held in cash and cash equiva-lents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for pur-poses of the 10% limitation.)

one group technology fund. The Fund mainly invests in equity securities that have, or are expected to develop products, processes or services that will pro-vide significant technological advances and improvements.

 . The Fund normally invests at least 65% of its total assets in common and preferred stocks, rights, warrants, convertible securities and other eq-uity securities of companies that develop significant technological ad-vancements or improvements.

 . Up to 35% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents, and equity securities of companies outside the technology industry.

 . The Fund also may invest up to 25% of its net assets in the securities of foreign issuers.

A portion of the Fund's assets will be held in cash and cash equivalents.

one group international equity index fund. The Fund invests in stocks included in the MSCI EAFE GDP Index. (The Fund also invests in stock index futures.) Banc One Investment Advisors seeks to achieve a correlation between the perfor-mance of the Fund and that of the MSCI EAFE GDP Index of at least 0.90, without taking into account expenses. Perfect correlation would be 1.00.

 . At least 65% of the Fund's total assets will be invested in foreign eq-uity securities, consisting of common stocks (including American Deposi-tary

                                       66
----

------------
   Receipts) and preferred stocks, securities convertible to common stock (provided they are traded on an exchange or over-the-counter), warrants and receipts.

 . No more than 10% of the Fund's assets will be held in cash or cash equiv-alents. (Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for pur-poses of this 10% limitation.)

 . Up to 10% of the Fund's net assets may be invested in securities of emerging international markets such as Mexico, Chile and Brazil included in the Morgan Stanley Market Free Index. These investments may be made directly or through local exchanges, through publicly traded closed-end country funds or through "passive foreign investment companies."

 . Up to 20% of the Fund's total assets may be invested in debt securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities, or by supranational issuers rated in one of the three highest rating categories.

 . A substantial portion of the Fund's assets will be denominated in foreign currencies.

one group diversified international fund. The Fund invests mainly in the secu-rities of companies located in Europe, Asia and Latin America.

 . At least 65% of the Fund's total assets normally will be invested in for-eign equity securities, consisting of common stock (including American Depositary Receipts), preferred stocks, rights, warrants, convertible se-curities, foreign currencies and options on foreign currency, and other equity securities.

 . Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents.

Investment Risks

The risks associated with investing in the Equity Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this pro-spectus.

derivatives. The Funds invest in securities that may be considered to be DERIV-ATIVES. These securities may be more volatile than other investments. Deriva-tives present, to varying degrees, market, credit, leverage, liquidity and man-agement risks. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

                             WHAT IS A DERIVATIVE?
 Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

                                       67
----

------------

small-capitalization companies. Investments in smaller, younger companies may be riskier and more volatile than investments in larger, more-established com-panies. These companies may be more vulnerable to changes in economic condi-tions, specific industry conditions, market fluctuations and other factors af-fecting the profitability of other companies. Because economic events may have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in their stock price. This may cause frequent and unexpected in-creases or decreases in the value of your investment.

foreign securities. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and ad-verse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may nega-tively affect an investment. Adverse changes in exchange rates may erode or re-verse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of the International Equity Index Fund and the Diversified International Fund is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

europe. Europe includes countries with highly-developed markets as well as countries with emerging markets. Many developed countries in Western Europe are members of the European Union and the European Monetary Union which require compliance with stringent fiscal and monetary controls. The markets of Eastern European countries continue to remain relatively undeveloped and are sensitive to political and economic developments.

asia. Asia includes countries in all stages of economic development from the highly developed market economy of Japan to the emerging market economy of the People's Republic of China. Generally, Asian economies face over-extension of credit, currency devaluation, rising unemployment, decreased exports and eco-nomic recessions. Currency devaluation in any one country may have a negative affect on the entire region. The markets in each Asian country suffered signif-icant downturns and volatility in recent years. Although the Asian markets are recovering, continued volatility may persist.

latin america. Latin American countries are considered to be emerging market economies that are marked by high interest rates, inflation and unemployment. Currency devaluation in any one country may have an adverse affect on the en-tire region. The markets in many Latin American countries have experienced sig-nificant downturns as well as significant volatility in recent years. Although the Latin American market appears to be recovering, continued volatility may persist. A small number of companies and industries, including the telecommuni-cations sector, represent a large portion of the market in many Latin American countries.

securities of technology companies: The Technology Fund invests a significant portion of its assets in the securities of companies in the technology sector. Because of this focus, the Fund's performance is closely tied to and affected by this sector. The valuation of many technology stocks could be high when con-sidered by

                                       68
----

------------
such traditional measures of value as price-to-earnings ratios, price-to-book or dividend yield. This reflects the fact that many technology stocks are is-sued by relatively new companies that have not yet achieved profitability. Com-panies in the rapidly changing technology field also often have unusually high price volatility. For example, products and services that at first appear prom-ising may not prove commercially successful. Such earnings disappointments can result in sharp stock price declines. Competitive pressures also may have a significant effect on the financial condition of technology-sensitive compa-nies. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, increas-ingly aggressive pricing may affect the profitability of companies in which the Fund invests. In addition, because of the rapid pace of technological develop-ment, products and services produced by companies in which the Fund invests may become obsolete or have relatively short product cycles. As a result the Fund's value and returns may be considerably more volatile and pose greater risks than the value and returns of other mutual funds with greater diversification among economic sectors.

For more information about risks associated with the types of investments that the Equity Funds purchase, please read "Fund Summaries: Investments, Risk & Performance, Appendix A" and the Statement of Additional Information.

Investment Policies

Each Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Funds. The full text of the funda-mental policies can be found in the Statement of Additional Information.

Each Fund may not:

 1. Purchase an issuer's securities if as a result more than 5% (25% with re-spect to the Technology Fund) of its total assets would be invested in the securities of that issuer or the Fund (with the exception of the Technol-ogy Fund) would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agree-ments involving these securities. This restriction applies with respect to 75% (50% of the Technology Fund) of a Fund's total assets.

 2. Concentrate its investments in the securities of one or more issuers con-ducting their principal business in a particular industry or group of in-dustries. With respect to the Technology Fund, this restriction does not apply to the technology sector. With respect to all Funds in this prospec-tus, this does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

 3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

                                       69
----

------------

One Group Equity Index Fund may not:

 1. Invest more than 10% of its total assets in securities issued or guaran-teed by the United States, its agencies or instrumentalities. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered issued or guaranteed by the United States, its agencies or instrumentalities for purposes of the 10% limitation.

Additional investment policies can be found in the Statement of Additional Information.

Portfolio Quality

Various rating organizations (like Standard & Poor's Corporation and Moody's Investors Service) assign ratings to securities. Equity securities, which will make up the bulk of the Funds' investments, are not rated by rating organiza-tions. Generally, ratings are divided into two main categories: "Investment Grade Securities" and "Non-Investment Grade Securities." Although there is al-ways a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities. The Funds only purchase securities that meet the rating criteria described be-low. Banc One Investment Advisors will look at a security's rating at the time of investment. If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities.

ratings of the funds' securities

 . If a Fund invests in municipal bonds, the bonds must be rated as investment grade.

 . Other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations, must be rated in one of the two highest in-vestment grade categories at the time of investment.

 . Corporate bonds generally will be rated in one of the three highest invest-ment grade categories.

 . Banc One Investment Advisors reserves the right to invest in corporate bonds which present attractive opportunities and are rated in the lowest investment grade category. These corporate bonds are usually riskier than higher rated bonds.

For more information about ratings, please see "Description of Ratings" in the Statement of Additional Information.

                                       70
----

------------

Temporary Defensive Positions

To respond to unusual market conditions, the Funds may invest their assets in cash and CASH EQUIVALENTS for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and may prevent the Funds from meeting their investment objectives.



The percentage of total assets that each Fund may invest in cash and cash equivalents is as follows:

--------------------------------------------------------------------------------

                                 PERCENTAGE OF
FUND                             TOTAL ASSETS
Small Cap Growth Fund                 100%
----------------------------------------------
Small Cap Value Fund                20%/1/
----------------------------------------------
Mid Cap Growth Fund                   100%
----------------------------------------------
Mid Cap Value Fund                    100%
----------------------------------------------
Diversified Mid Cap Fund            20%/1/
----------------------------------------------
Large Cap Growth Fund                 100%
----------------------------------------------
Large Cap Value Fund                  100%
----------------------------------------------
Equity Income Fund                    100%
----------------------------------------------
Diversified Equity Fund               100%
----------------------------------------------
Balanced Fund                         100%
----------------------------------------------
Equity Index Fund                   10%/1/
----------------------------------------------
Market Expansion Index Fund         10%/1/
----------------------------------------------
Technology Fund                       100%
----------------------------------------------
International Equity Index Fund     10%/1/
----------------------------------------------
Diversified International Fund      20%/1/
----------------------------------------------

/1/Assets held in margin deposits and segregated accounts for futures contracts are not considered cash or cash equivalents for purposes of the percentage limitation.

                        WHAT IS A CASH EQUIVALENT?

 Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agree-ments (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.


                                       71
----

------------

Portfolio Turnover

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfo-lio turnover rate for each Fund for the fiscal year ended June 30, 2000, is shown on the Financial Highlights. The Technology Fund commenced operations on July 28, 2000. Therefore, the Technology Fund's portfolio turnover rate is not included in the Financial Highlights. However, the Technology Fund anticipates a portfolio turnover rate well above that of other mutual funds that do not concentrate their investments in the technology sector. It is not uncommon for technology funds to have turnover rates of 200-300%.

To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

                                       72
----

                     -----------------------------------------
  ONE GROUP(R)             How to Do Business with
--------------------------
                           One Group Mutual Funds

Purchasing Fund Shares

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

 . Directly from One Group through The One Group Services Company (the "Dis-tributor"), and

 . From Shareholder Servicing Agents. These include investment advisors, bro-kers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

WHO MAY PURCHASE CLASS I SHARES?

Class I shares may be purchased by:

 . Institutional investors, such as corporations, pension and profit sharing plans, and foundations; and any organization authorized to act in a fidu-ciary, advisory, custodial or agency capacity, including affiliates of Bank One Corporation. Accounts may be opened with the Funds' transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Servicing Agent.

 . If you have questions about eligibility, please call 1-877-691-1118.

WHEN CAN I BUY SHARES?
 . Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memo-rial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 . Purchase requests received before 4 p.m. Eastern Time ("ET") will be effec-tive that day. On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

 . If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

 . The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

 . Shares are electronically recorded. Therefore, certificates will not be is-sued.

                                       73
----

------------

HOW MUCH DO SHARES COST?
 . Shares are sold at net asset value ("NAV").

 . NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

 . A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close be-fore 4 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

HOW DO I OPEN AN ACCOUNT?
1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2. Decide how much you want to invest.

 . The minimum initial investment for Class I shares is $200,000 per Fund.

 . You are required to maintain a minimum account balance equal to the mini-mum initial investment in each Fund.

 . Subsequent investments must be at least $5,000 per Fund.

 . These minimums may be waived.

3. Complete the Account Application Form. Be sure to sign up for all of the ac-count privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

You must provide the Fund with your social security or tax identification num-ber and certify that you are not subject to 31% backup withholding for failing to report income to the IRS. If you fail to furnish the requested information, or you violate IRS regulations, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions.

4. Send the completed application and a personal check (unless you choose to pay by wire) to:

    ONE GROUP MUTUAL FUNDS
    P. O. BOX 8528
    BOSTON, MA 02266-8528

 . And authorize a wire to:

    STATE STREET BANK AND TRUST COMPANY

    ATTN: CUSTODY AND SHAREHOLDER SERVICES

    ABA 011 000 028

    DDA 99034167

    FBO ONE GROUP FUND

     (EX: ONE GROUP BALANCED FUND -- I)

    YOUR ACCOUNT NUMBER

     (EX: 123456789)

    YOUR ACCOUNT REGISTRATION

     (EX: ABC CORPORATION)


                                       74
----

------------

If you choose to pay by wire, please call 1-877-691-1118.

5. All checks must be in U.S. dollars. One Group does not accept "third party checks." Checks made payable to any individual or company and endorsed to One Group Mutual Funds are considered third party checks.

ALL CHECKS MUST BE PAYABLE TO ONE OF THE FOLLOWING:

 .  One Group Mutual Funds; or

 .  the specific Fund in which you are investing.

Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6. If you redeem shares that were purchased by check, One Group will delay forwarding your redemption proceeds until payment has been collected from your bank. One Group generally receives payment within seven (7) business days of purchase.

7. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, ex-changes and redemptions.

8. If you have any questions, contact your Shareholder Servicing Agent or call 1-877-691-1118.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes. Simply select this option on your Account Application Form and then:

 . Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your purchase instructions.

 . Authorize a bank transfer or initiate a wire transfer to the following wire address:

    STATE STREET BANK AND TRUST COMPANY
    ATTN: CUSTODY & SHAREHOLDER SERVICES
    ABA 011 000 028
    DDA 99034167
    FBO ONE GROUP FUND

     (EX: ONE GROUP BALANCED FUND--I)
    YOUR ACCOUNT NUMBER
     (EX: 123456789)
    YOUR ACCOUNT REGISTRATION

     (EX: ABC CORPORATION)

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instruc-

                                       75
----

------------
   tions and asking for personal identification. If these procedures are fol-lowed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 . You may revoke your right to make purchases over the telephone by sending a letter to:

    ONE GROUP MUTUAL FUNDS
    P.O. BOX 8528
    BOSTON, MA 02266-8528


Exchanging Fund Shares

WHAT ARE MY EXCHANGE PRIVILEGES?

You may exchange:

 . Class I shares of a Fund for Class A shares of that Fund or for Class A or Class I shares of another One Group Fund.

 . One Group Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in Dollar Cost Averaging. To participate in the Systematic Exchange Privilege, please select it on your account application. To learn more about it, please call 1-877-691-1118.

 . One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

 . State Street Bank and Trust Company receives the request by 4:00 p.m., ET.

 . You have provided One Group with all of the information necessary to proc-ess the exchange.

 . You have received a current prospectus of the Fund or Funds in which you wish to invest.

 . You have contacted your Shareholder Servicing Agent, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange. However:

 . You will pay a sales charge if you own Class I shares of a Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver. For more information about Class A shares, please contact your Shareholder Servicing Agent or call 1-877-691-1118 for a Class A share prospectus.

                                       76
----

------------

ARE EXCHANGES TAXABLE?
Generally:

 . An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

 . An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

 . You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
Yes. The exchange privilege is not intended as a way for you to speculate on short term movements in the market. Therefore:

 . To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. EXCHANGE ACTIVITY IS EXCESSIVE IF IT EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS WITHIN 30 DAYS OF EACH OTHER.

 . Excessive exchange activity will result in revocation of your exchange privilege.

 . In addition, One Group reserves the right to reject any exchange request
   (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise ad-versely affect other shareholders.

 . Your shares may be automatically redeemed and your account closed if, due to exchanges, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How Do I Open An Account?"

Redeeming Fund Shares

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business.

 . Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

 . All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
 . You may use any of the following methods to redeem your shares:

                                       77
----

------------

  1. You may send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

    ONE GROUP MUTUAL FUNDS

    P.O. BOX 8528
    BOSTON, MA 02266-8528

  2. You may redeem over the telephone. Please see "Can I redeem by tele-phone?" for more information.

 . You may request redemption forms by calling 1-877-691-1118 or visiting www.onegroup.com.

 . One Group may require that the signature on your redemption request be guaranteed by a participant in the Securities Transfer Association Medal-lion Program or the Stock Exchange Medallion Program, unless:

  1. the redemption is for shares worth $50,000 or less; and

  2. the redemption is payable to the shareholder of record; and

  3. the redemption check is mailed to the shareholder at the record address or the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

 . On the Account Application Form you may elect to have the redemption pro-ceeds mailed or wired to:

  1. a designated commercial bank; or

  2. your Shareholder Servicing Agent.

 . One Group may charge you a wire redemption fee. The current charge is $7.00.

 . Your redemption proceeds will be paid within seven days after receipt of the redemption request. The Funds will attempt to honor requests for same day payment if the request is received by 4:00 p.m. ET. If redemption re-quests are received after 4:00 p.m. ET, the Funds will attempt to wire payment the next business day.

WHAT WILL MY SHARES BE WORTH?

 . You will receive the NAV calculated after your redemption request is re-ceived. Please read "How much do shares cost?".

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application Form.

 . Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your redemption request.

                                       78
----

------------

 . Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

 . State Street Bank and Trust Company may charge you a wire redemption fee.
   The current charge is $7.00.

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone in-structions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

additional information regarding redemptions

 . Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities in-stead of cash. If payment is made in securities, the Fund will value the se-curities selected in the same manner in which it computes its NAV. This proc-ess minimizes the effect of large redemptions on the Fund and its remaining shareholders.

 . If you redeem shares for which you paid by check, and One Group has not yet received payment on the check, One Group will delay forwarding your redemp-tion proceeds until payment has been collected from your bank. One Group gen-erally receives payment within seven (7) business days of purchase.

 . Your shares may be automatically redeemed if, due to redemptions, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?".

 . One Group may suspend your ability to redeem when:

 1.Trading on the New York Stock Exchange ("NYSE") is restricted.

 2.The NYSE is closed (other than weekend and holiday closings).

 3.The SEC has permitted a suspension.

 4.An emergency exists.

The Statement of Additional Information offers more details about this process.

 . You generally will recognize a gain or loss on a redemption for federal in-come tax purposes. You should talk to your tax advisor before making a re-demption.

                                       79
----

                     ----------------------------------------
  ONE GROUP(R)             Shareholder Information
--------------------------------------------------------------------------------

Voting Rights

The Funds do not hold annual shareholder meetings, but may hold special meet-ings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment ad-visory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters re-lating solely to that Fund or class, or which affect that Fund or class differ-ently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

dividends. Except for the Balanced Fund, the Equity Income Fund, the Interna-tional Equity Index Fund, the Diversified International Fund, and the Technol-ogy Fund, the Funds generally declare dividends on the last business day of each quarter. The Balanced Fund and the Equity Income Fund generally declare dividends on the last business day of the month. The International Equity Index Fund, the Diversified International Fund, and the Technology Fund generally de-clare dividends on the last business day of each year. Dividends for the Funds are distributed on the first business day of the next month after they are de-clared. Capital gains, if any, for all Funds are distributed at least annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribu-tion of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

dividend reinvestment. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, un-less you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effec-tive upon receipt by State Street. You also may call 1-877-691-1118.

Tax Treatment of Shareholders

TAXATION OF SHAREHOLDER TRANSACTIONS
A sale, exchange, or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

                                       80
----

------------

Taxation of Distributions. Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid).

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Foreign Investments. With respect to the International Equity Index Fund and the Diversified International Fund, the Funds' investments in foreign securities may be subject to foreign withholding. In that case, the Funds' yield on those securities would be reduced. You may, however, be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Funds' investments in foreign securities or foreign currencies may increase or accelerate the Funds' recognition of ordinary income and may affect the timing or amount of the Funds' distributions.

Taxation of Retirement Plans. Distributions by the Funds to qualified retire-ment plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has re-ceived shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Taxation of Distribu-tions." If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of mak-ing such an investment.

Tax Information. The Form 1099 that is mailed to eligible taxpayers in January details dividends and their federal tax category. Even though the Funds provide this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Ad-ditional Information. Please note that this tax discussion is general in na-ture; no attempt has been made to present a complete explanation of the feder-al, state, local or foreign tax treatment of the Funds or their shareholders.

Shareholder Statements and Reports

One Group or your Shareholder Servicing Agent will send you transaction confir-mation statements and quarterly account statements. Please review these state-ments carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

                                       81
----

------------

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-877-691-1118 and One Group will begin individual delivery within 30 days. If you would like to receive these docu-ments by e-mail, please visit www.onegroup.com and sign up for electronic de-livery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other re-ports.

If you have any questions or need additional information, please write to One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-877-691-1118 or visit www.onegroup.com.


                                       82
----

                     --------------------------------------------
  ONE GROUP(R)
-------------------------- Management of

                           One Group Mutual Funds

The Advisor

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment pro-gram. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2000, Banc One Investment Advisors, an indirect wholly- owned subsidiary of Bank One Corporation, managed over $131 billion in assets.

Advisory Fees

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                     ANNUAL RATE
                                                    AS PERCENTAGE
                                                 OF AVERAGE DAILY NET
FUND                                                    ASSETS
One Group(R) Small Cap Growth Fund                       .74%
---------------------------------------------------------------------
One Group(R) Small Cap Value Fund                        .62%
---------------------------------------------------------------------
One Group(R) Mid Cap Growth Fund                         .73%
---------------------------------------------------------------------
One Group(R) Mid Cap Value Fund                          .71%
---------------------------------------------------------------------
One Group(R) Diversified Mid Cap Fund                    .60%
---------------------------------------------------------------------
One Group(R) Large Cap Growth Fund                       .69%
---------------------------------------------------------------------
One Group(R) Large Cap Value Fund                        .74%
---------------------------------------------------------------------
One Group(R) Equity Income Fund                          .67%
---------------------------------------------------------------------
One Group(R) Diversified Equity Fund                     .72%
---------------------------------------------------------------------
One Group(R) Balanced Fund                               .54%
---------------------------------------------------------------------
One Group(R) Equity Index Fund                           .15%
---------------------------------------------------------------------
One Group(R) Market Expansion Index Fund                 .08%
---------------------------------------------------------------------
One Group(R) Technology Fund/1/                            NA
---------------------------------------------------------------------
One Group(R) International Equity Index Fund/2/          .55%
---------------------------------------------------------------------
One Group(R) Diversified International Fund              .77%
---------------------------------------------------------------------

/1/The Fund began operations on July 28, 2000 and does not have a full fiscal year of advisory fees. Under the investment advisory agreement with the Fund, Banc One Investment Advisors is entitled to a fee, which is calculated daily and paid monthly, equal to 1.00% of the assets of the Fund.
/2/Includes fees paid by Banc One Investment Advisors to Independence Interna-tional, the former sub-advisor to the International Equity Index Fund.

                                       83
----

------------

The Fund Managers

The Funds are managed by teams of Fund managers, research analysts and other investment management professionals. For all the Funds, except the Interna-tional Equity Index Fund, the Equity Index Fund, and the Market Expansion Index Fund, each team member makes recommendations about the securities in the Funds. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings and cash positions.

                                       84
----

                     ----------------------------------------
  ONE GROUP(R)             Small Cap Growth Fund
--------------------------------------------------------------

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                                                   MARCH 26,
                                YEAR ENDED JUNE 30,                 1996 TO
                         ---------------------------------------   JUNE 30,
CLASS I                    2000       1999      1998      1997      1996(A)
----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $10.62     $12.05    $10.94    $10.75     $10.00
----------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                    (0.03)     --        --        (0.02)     --
 Net realized and
  unrealized gains
  (losses) from
  investments                3.26      (0.24)     2.44      1.31       0.78
----------------------------------------------------------------------------------
Total from Investment
 Activities                  3.23      (0.24)     2.44      1.29       0.78
----------------------------------------------------------------------------------
Distributions:
 Net realized gains         (0.88)     (1.19)    (1.33)    (1.10)     (0.03)
Total Distributions         (0.88)     (1.19)    (1.33)    (1.10)     (0.03)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                    $12.97     $10.62    $12.05    $10.94     $10.75
----------------------------------------------------------------------------------
Total Return                32.26%    (0.72%)    23.58%    13.44%     13.39%(b)(c)

RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)           $253,626   $130,974  $114,951   $78,318    $83,371
 Ratio of expenses to
  average net assets         1.05%      1.06%     1.06%     1.02%      0.96%(d)
 Ratio of net investment
  income to average net
  assets                    (0.23%)     0.00%    (0.05%)   (0.16%)    (0.16%)(d)
 Ratio of expenses to
  average net assets*        1.06%      1.09%     1.09%     1.12%      1.05%(d)
 Portfolio turnover(e)     163.03%    127.83%    83.77%    92.01%     59.57%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from date reorganized as a fund of One Group Mutual Funds. (B) Not annualized. (C) Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Class I Shares for the period from March 26, 1996 through June 30, 1996. (D) Annualized. (E) Portfolio turn-over is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       85
----

                     ---------------------------------------
  ONE GROUP(R)             Small Cap Value Fund
--------------------------------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements is incorporated by reference in the Statement of Additional Information, which is available upon request.

                          YEAR ENDED  SIX MONTHS
                           JUNE 30,     ENDED         YEAR ENDED DECEMBER 31,         JANUARY 27,
                         DECEMBER 31,  JUNE 30,      ------------------------------     1995 TO
CLASS I                      2000      1999(A)         1998       1997       1996       1995(B)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD         $14.26      $15.02        $16.22     $13.80     $12.19      $10.00
---------------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                       0.13       (0.02)        (0.07)     (0.05)     (0.01)       0.06
 Net realized and
  unrealized gains
  (losses) from
  investments                 (0.53)      (0.66)        (0.60)      4.24       3.13        2.44
---------------------------------------------------------------------------------------------------
Total from Investment
 Activities                   (0.40)      (0.68)        (0.67)      4.19       3.12        2.50
---------------------------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.12)      --            --         --         --          (0.06)
 In excess of net
  investment income           --          --            --         --         (0.01)      --
 Net realized gains           --          (0.08)        (0.46)     (1.77)     (1.50)      (0.25)
 In excess of net
  realized gains              --          --            (0.07)     --         --          --
 Total Distributions          (0.12)      (0.08)        (0.53)     (1.77)     (1.51)      (0.31)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                      $13.74      $14.26        $15.02     $16.22     $13.80      $12.19
---------------------------------------------------------------------------------------------------
Total Return                  (2.78%)     (4.48%)(c)    (4.11%)    30.60%     25.63%      25.08%(c)

RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)             $179,923    $246,712      $276,754   $217,908   $125,840     $92,926
 Ratio of expenses to
  average net assets           0.93%       0.94%(d)      0.94%      0.93%      0.88%       0.85%(d)
 Ratio of net investment
  income to average net
  assets                       0.83%      (0.35%)(d)    (0.48%)    (0.43%)    (0.04%)      0.59%(d)
 Ratio of expenses to
  average net assets*          1.05%       1.03%(d)      0.94%      0.93%      1.02%       1.09%(d)
 Portfolio turnover(e)       146.46%      50.90%        42.39%     58.29%     93.82%      38.89%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Small Cap Opportunity Fund became the Small Cap Value Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Small Cap Opportunity Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       86
----

                     -------------------------------------
  ONE GROUP(R)             Mid Cap Growth Fund
-----------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                       YEAR ENDED JUNE 30,
                         -------------------------------------------------------
CLASS I                     2000         1999        1998       1997      1996
---------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD         $25.32       $22.51     $19.46     $18.81    $18.40
---------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                      (0.10)       (0.07)     (0.07)      0.25      0.20
 Net realized and
  unrealized gains
  (losses) from
  investments                  8.59         5.58       5.70       3.59      3.83
---------------------------------------------------------------------------------
Total from Investment
 Activities                    8.49         5.51       5.63       3.84      4.03
---------------------------------------------------------------------------------
Distributions:
 Net investment income        --           --         --         (0.25)    (0.20)
 In excess of net
  investment income           --           --         --         (0.02)    --
 Net realized gains           (4.08)       (2.70)     (2.58)     (2.92)    (3.42)
Total Distributions           (4.08)       (2.70)     (2.58)     (3.19)    (3.62)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                      $29.73       $25.32     $22.51     $19.46    $18.81
---------------------------------------------------------------------------------
Total Return                  36.65%       28.39%     31.11%     22.75%    24.63%

RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)           $1,624,824   $1,164,884   $868,901   $623,911  $532,525
 Ratio of expenses to
  average net assets           0.99%        0.99%      1.00%      0.99%     1.00%
 Ratio of net investment
  income to average net
  assets                      (0.38%)      (0.35%)    (0.36%)     1.32%     1.15%
 Ratio of expenses to
  average net assets*          0.99%        0.99%      1.00%      0.99%     1.01%
 Portfolio turnover(a)       181.78%      141.46%    158.43%    301.35%   435.30%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.


                                       87
----

                     -----------------------------------
  ONE GROUP(R)             Mid Cap Value Fund
--------------------------------------------------------

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                         YEAR ENDED JUNE 30,
                            --------------------------------------------------
CLASS I                       2000       1999       1998      1997      1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                    $14.88      $16.90    $15.65    $14.69    $13.20
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                        0.12        0.13      0.14      0.22      0.29
 Net realized and
  unrealized gains (losses)
  from investments             (0.14)       0.24      3.99      2.57      2.27
-------------------------------------------------------------------------------
Total from Investment
 Activities                    (0.02)       0.37      4.13      2.79      2.56
-------------------------------------------------------------------------------
Distributions:
 Net investment income         (0.12)      (0.13)    (0.14)    (0.22)    (0.29)
 Net realized gains            (1.30)      (2.26)    (2.74)    (1.61)    (0.78)
 Total Distributions           (1.42)      (2.39)    (2.88)    (1.83)    (1.07)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                       $13.44      $14.88    $16.90    $15.65    $14.69
-------------------------------------------------------------------------------
Total Return                    0.38%       3.82%    28.27%    20.56%    20.10%

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of
  period (000)              $963,410  $1,057,827  $634,672  $562,302  $522,474
 Ratio of expenses to
  average net assets            0.97%       0.95%     0.96%     0.98%     0.99%
 Ratio of net investment
  income to average net
  assets                        0.93%       0.94%     0.85%     1.52%     2.04%
 Ratio of expenses to
  average net assets*           0.99%       0.96%     0.96%     0.98%     1.00%
 Portfolio turnover(a)        110.43%     115.65%   106.41%    92.66%    90.55%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       88
----

                     ------------------------------------------
  ONE GROUP(R)             Diversified Mid Cap Fund
---------------------------------------------------------------

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                     SIX
                           YEAR     MONTHS
                          ENDED     ENDED              YEAR ENDED DECEMBER 31,
                         JUNE 30,  JUNE 30,      ------------------------------------------
CLASS I                    2000    1999 (A)        1998       1997         1996      1995
--------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $22.10    $20.46        $20.93     $17.61       $15.15    $13.34
--------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                     0.06     (0.01)        (0.01)      0.01         0.04      0.06
 Net realized and
  unrealized gains
  (losses) from
  investments                2.59      1.70          0.93       4.88         3.74      2.57
--------------------------------------------------------------------------------------------
Total from Investment
 Activities                  2.65      1.69          0.92       4.89         3.78      2.63
--------------------------------------------------------------------------------------------
Distributions:
 Net investment income      (0.05)    --            --         (0.01)       (0.04)    (0.06)
 Net realized gains         (3.01)    (0.05)        (1.39)     (1.56)       (1.28)    (0.76)
Total Distributions         (3.06)    (0.05)        (1.39)     (1.57)       (1.32)    (0.82)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                    $21.69    $22.10        $20.46     $20.93       $17.61    $15.15
--------------------------------------------------------------------------------------------
Total Return                14.03%     8.32%(b)      4.61%     27.91%       25.03%    19.88%

RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)           $832,959  $987,059      $987,256   $803,670     $677,608  $579,094
 Ratio of expenses to
  average net assets         0.86%     0.90%(c)      0.90%      0.84%        0.81%     0.89%
 Ratio of net investment
  income to average net
  assets                     0.24%    (0.09%)(c)    (0.08%)     0.05%        0.24%     0.37%
 Ratio of expenses to
  average net assets*        1.00%     0.97%(c)      0.90%      0.84%        0.81%     0.89%
 Portfolio turnover(d)      70.01%    23.53%        26.89%     37.54%(e)    34.87%    53.55%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Mid Cap Op-portunity Fund became the Diversified Mid Cap Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Mid Cap Opportu-nity Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calcu-lated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (E) The Portfolio Turnover Percentage was adjusted for Redemptions In-Kind for shareholders that took place during 1997. The Fund's securities sales were appropriately reduced by the fair market value of the Redemptions In-Kind. The Redemptions In-Kind for the Fund was approximately $4 million.

                                       89
----

                     ----------------------------------------
  ONE GROUP(R)             Large Cap Growth Fund
-------------------------------------------------------------

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                         YEAR ENDED JUNE 30,
                         ---------------------------------------------------------
CLASS I                     2000         1999        1998        1997       1996
-----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD         $26.15       $22.71      $19.44      $15.44    $13.47
-----------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                      (0.03)       --           0.04        0.12      0.18
 Net realized and
  unrealized gains
  (losses) from
  investments                  3.90         5.80        6.13        4.79      2.14
-----------------------------------------------------------------------------------
Total from Investment
 Activities                    3.87         5.80        6.17        4.91      2.32
-----------------------------------------------------------------------------------
Distributions:
 Net investment income        --           --          (0.02)      (0.11)    (0.18)
 Net realized gains           (3.34)       (2.36)      (2.88)      (0.80)    (0.17)
Total Distributions           (3.34)       (2.36)      (2.90)      (0.91)    (0.35)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                      $26.68       $26.15      $22.71      $19.44    $15.44
-----------------------------------------------------------------------------------
Total Return                  15.30%       28.78%      35.75%      33.11%    17.36%


RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)           $3,118,107   $3,052,729  $1,510,521  $1,142,864  $745,986
 Ratio of expenses to
  average net assets           0.94%        0.96%       0.99%       0.99%     0.96%
 Ratio of net investment
  income to average net
  assets                      (0.12%)       0.07%       0.21%       0.69%     1.20%
 Ratio of expenses to
  average net assets*          0.94%        0.96%       0.99%       0.99%     0.99%
 Portfolio turnover(a)       123.21%       86.34%     117.34%      57.17%    35.51%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       90
----

                     -------------------------------------
  ONE GROUP(R)             Large Cap Value Fund
-----------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                       YEAR ENDED JUNE 30,
                         -----------------------------------------------------
CLASS I                     2000         1999       1998      1997      1996
-------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD         $18.09       $16.70    $14.79    $12.83    $12.87
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                       0.13         0.18      0.21      0.27      0.31
 Net realized and
  unrealized gains
  (losses) from
  investments                 (1.10)        2.44      2.84      3.01      1.20
-------------------------------------------------------------------------------
Total from Investment
 Activities                   (0.97)        2.62      3.05      3.28      1.51
-------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.13)       (0.18)    (0.21)    (0.26)    (0.31)
 Net realized gains           (1.49)       (1.05)    (0.93)    (1.06)    (1.24)

Total Distributions           (1.62)       (1.23)    (1.14)    (1.32)    (1.55)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                      $15.50       $18.09    $16.70    $14.79    $12.83
-------------------------------------------------------------------------------
Total Return                  (5.64%)      17.26%    21.46%    27.10%    12.71%

RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)           $1,474,666   $1,095,686  $792,649  $686,156  $584,527
 Ratio of expenses to
  average net assets           0.96%        0.95%     0.95%     0.97%     0.97%
 Ratio of net investment
  income to average net
  assets                       0.82%        1.15%     1.34%     1.99%     2.43%
 Ratio of expenses to
  average net assets*          0.96%        0.95%     0.95%     0.97%     0.98%
 Portfolio turnover(a)       131.95%       40.69%    47.35%    77.05%   186.84%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       91
----

                     -----------------------------------
  ONE GROUP(R)             Equity Income Fund
--------------------------------------------------------

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                      YEAR ENDED JUNE 30,
                         ---------------------------------------------------
CLASS I                    2000        1999       1998      1997      1996
-----------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $24.50       $24.07    $21.93    $17.65    $15.13
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                     0.33         0.31      0.32      0.36      0.40
 Net realized and
  unrealized gains
  (losses) from
  investments               (2.32)        2.11      4.36      4.89      3.22
-----------------------------------------------------------------------------
Total from Investment
 Activities                 (1.99)        2.42      4.68      5.25      3.62
-----------------------------------------------------------------------------
Distributions:
 Net investment income      (0.32)       (0.31)    (0.31)    (0.36)    (0.40)
 Net realized gains         (0.94)       (1.68)    (2.23)    (0.61)    (0.70)

Total Distributions         (1.26)       (1.99)    (2.54)    (0.97)    (1.10)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                    $21.25       $24.50    $24.07    $21.93    $17.65
-----------------------------------------------------------------------------
Total Return                (8.34%)      11.29%    23.18%    30.90%    24.53%

RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)           $584,810   $1,120,181  $691,878  $649,007  $321,827
 Ratio of expenses to
  average net assets         0.91%        0.91%     1.00%     1.00%     0.98%
 Ratio of net investment
  income to average net
  assets                     1.44%        1.40%     1.39%     1.91%     2.44%
 Ratio of expenses to
  average net assets*        1.01%        0.98%     1.00%     1.00%     1.01%
 Portfolio turnover(a)      15.82%       16.22%    14.64%    28.18%    14.92%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.


                                       92
----

                     ---------------------------------------
  ONE GROUP(R)             Diversified Equity Fund
-------------------------------------------------------------

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                                                     MARCH 26,
                                   YEAR ENDED JUNE 30,                1996 TO
                         ------------------------------------------  JUNE 30,
CLASS I                     2000        1999       1998      1997     1996(A)
------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD         $15.19      $13.51    $11.51    $10.39    $10.00
------------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                       0.03        0.05      0.08      0.11      0.03
 Net realized and
  unrealized gains
  (losses) from
  investments                  0.72        2.52      3.36      2.85      0.39
------------------------------------------------------------------------------------
Total from Investment
 Activities                    0.75        2.57      3.44      2.96      0.42
------------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.02)      (0.05)    (0.08)    (0.11)    (0.03)
 Net realized gains           (0.87)      (0.84)    (1.36)    (1.73)    --

Total Distributions           (0.89)      (0.89)    (1.44)    (1.84)    (0.03)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                      $15.05      $15.19    $13.51    $11.51    $10.39
------------------------------------------------------------------------------------
Total Return                   5.23%      20.72%    32.26%    31.97%    10.49%(b)(c)

RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)           $1,895,968  $2,089,940  $630,340  $430,837  $191,212
 Ratio of expenses to
  average net assets           0.95%       0.95%     0.98%     0.98%     0.95%(d)
 Ratio of net investment
  income to average net
  assets                       0.20%       0.42%     0.66%     1.06%     1.13%(d)
 Ratio of expenses to
  average net assets*          0.95%       0.95%     0.98%     1.00%     1.04%(d)
 Portfolio turnover(e)        37.98%      50.82%    62.37%   113.17%    65.21%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from date reorganized as a fund of One Group Mutual Funds. (B) Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Class I Shares for the period from March 26, 1996 through June 30, 1996. (C) Not annualized. (D) Annualized.
   (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       93
----

                     ---------------------------
  ONE GROUP(R)             Balanced Fund
-------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                           YEAR ENDED JUNE 30,
                                ----------------------------------------------
CLASS I                           2000      1999      1998     1997     1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                           $14.13    $13.80    $12.98   $11.71   $10.73
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)       0.40      0.34      0.40     0.43     0.41
 Net realized and unrealized
  gains (losses) from
  investments                       0.38      1.28      2.24     1.81     1.16
-------------------------------------------------------------------------------
Total from Investment
 Activities                         0.78      1.62      2.64     2.24     1.57
-------------------------------------------------------------------------------
Distributions:
 Net investment income             (0.39)    (0.34)    (0.39)   (0.43)   (0.41)
 Net realized gains                (0.53)    (0.95)    (1.43)   (0.54)   (0.18)
Total Distributions                (0.92)    (1.29)    (1.82)   (0.97)   (0.59)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD    $13.99    $14.13    $13.80   $12.98   $11.71
-------------------------------------------------------------------------------
Total Return                        5.74%    12.74%    22.12%   20.16%   14.87%

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                         $139,496  $229,008  $105,243  $94,971  $50,323
 Ratio of expenses to average
  net assets                        0.88%     0.85%     0.85%    0.80%    0.94%
 Ratio of net investment income
  to average net assets             2.81%     2.59%     3.03%    3.55%    3.58%
 Ratio of expenses to average
  net assets*                       0.98%     0.95%     1.03%    1.00%    1.19%
 Portfolio turnover(a)             57.08%    85.81%    46.04%   80.96%   73.38%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       94
----

                     ----------------------------------------------------------
  ONE GROUP(R)             Equity Index Fund
--------------------------------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                       YEAR ENDED JUNE 30,
                         ----------------------------------------------------
CLASS I                     2000        1999       1998      1997      1996
------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD         $31.79      $27.16    $21.80    $16.66    $14.03
------------------------------------------------------------------------------
Investment Activities:
 Net investment income
  (loss)                       0.31        0.31      0.33      0.35      0.33
 Net realized and
  unrealized gains
  (losses) from
  investments                  1.86        5.54      5.98      5.27      3.16
------------------------------------------------------------------------------
Total from Investment
 Activities                    2.17        5.85      6.31      5.62      3.49
------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.30)      (0.30)    (0.32)    (0.33)    (0.33)
 In excess of net
  investment income           --          --        --        --        (0.01)
 Net realized gains           (0.45)      (0.92)    (0.63)    (0.15)    (0.52)
Total Distributions           (0.75)      (1.22)    (0.95)    (0.48)    (0.86)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                      $33.21      $31.79    $27.16    $21.80    $16.66
------------------------------------------------------------------------------
Total Return                   6.86%      22.50%    29.73%    34.30%    25.47%

RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)           $1,987,505  $1,855,947  $671,422  $480,819  $321,058
 Ratio of expenses to
  average net assets           0.35%       0.35%     0.35%     0.30%     0.30%
 Ratio of net investment
  income to average net
  assets                       0.95%       1.14%     1.37%     1.87%     2.18%
 Ratio of expenses to
  average net assets*          0.57%       0.57%     0.62%     0.61%     0.59%
 Portfolio turnover(a)         7.89%       5.37%     4.32%     5.81%     9.08%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       95
----

                     ----------------------------------------------------------
  ONE GROUP(R)             Market Expansion Index Fund
--------------------------------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                    JULY 31,
                                                                    1998 TO
                                    YEAR ENDED   SIX MONTHS ENDED DECEMBER 31,
CLASS I                            JUNE 30, 2000 JUNE 30, 1999(A)   1998(B)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                $10.63         $10.52         $10.00
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)            0.07           0.03           0.03
 Net realized and unrealized gains
  (losses) from investments              1.15           0.40           0.93
 Capital contributions from
  Investment Advisor                     0.02          --             --
-------------------------------------------------------------------------------
Total from Investment Activities         1.24           0.43           0.96
-------------------------------------------------------------------------------
Distributions:
 Net investment income                  (0.07)         (0.03)         (0.03)
 Net realized gains                     (2.73)         (0.29)         (0.41)
Total Distributions                     (2.80)         (0.32)         (0.44)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $9.07         $10.63         $10.52
-------------------------------------------------------------------------------
Total Return                            14.30%          4.54%(c)       9.91%(c)

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period (000)    $28,699        $28,871        $27,483
 Ratio of expenses to average net
  assets                                 0.57%          0.57%(d)       0.56%(d)
 Ratio of net investment income to
  average net assets                     0.72%          0.68%(d)       0.75%(d)
 Ratio of expenses to average net
  assets*                                0.95%          0.97%(d)       1.12%(d)
 Portfolio turnover(e)                  64.29%         36.50%         20.18%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Market Ex-pansion Index Fund became the Market Expansion Index Fund. The Financial High-lights for the periods prior to March 22, 1999 represent the Pegasus Market Ex-pansion Index Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares is-sued.

                                       96
----

                     -----------------------------------
  ONE GROUP(R)             International Equity
-------------------------- Index Fund

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                           YEAR ENDED JUNE 30,
                               ------------------------------------------------
CLASS I                          2000      1999      1998      1997      1996
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                          $18.63    $17.97    $16.89    $15.17    $13.93
--------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)      0.14      0.19      0.21      0.15      0.11
 Net realized and unrealized
  gains (losses) from
  investments                      3.22      1.71      1.32      2.02      1.43
--------------------------------------------------------------------------------
Total from Investment
 Activities                        3.36      1.90      1.53      2.17      1.54
--------------------------------------------------------------------------------
Distributions:
 Net investment income            (0.05)    (0.39)    (0.02)    (0.17)    (0.16)
 In excess of net investment
  income                          --        --        --        (0.13)    (0.02)
 Net realized gains               (0.29)    (0.85)    (0.43)    (0.15)    (0.12)

Total Distributions               (0.34)    (1.24)    (0.45)    (0.45)    (0.30)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                          $21.65    $18.63    $17.97    $16.89    $15.17
--------------------------------------------------------------------------------
Total Return                      18.09%    11.27%     9.54%    14.64%    11.22%

RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of period
  (000)                        $795,657  $657,902  $586,741  $449,949  $347,790
 Ratio of expenses to average
  net assets                       0.86%     0.85%     0.88%     0.86%     0.97%
 Ratio of net investment
  income to average net
  assets                           0.66%     1.03%     1.29%     1.00%     1.04%
 Ratio of expenses to average
  net assets*                      0.86%     0.85%     0.88%     0.86%     1.00%
 Portfolio turnover(a)            13.85%    33.99%     9.90%     9.61%     6.28%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       97
----

                     ------------------------------------------------
  ONE GROUP(R)             Diversified International Fund
----------------------------------------------------------------------

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                    SIX MONTHS
                         YEAR ENDED   ENDED             YEAR ENDED DECEMBER 31,
                          JUNE 30,   JUNE 30,     --------------------------------------
CLASS I                     2000     1999(A)        1998      1997      1996      1995
--------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $15.13     $13.93       $12.14    $11.79    $11.05    $10.01
--------------------------------------------------------------------------------------------
 Investment Activities:
 Net investment income
  (loss)                      0.11       0.11         0.14      0.10      0.11      0.10
 Net realized and
  unrealized gains
  (losses) from
  investments                 3.06       1.09         1.85      0.37      0.74      1.05
--------------------------------------------------------------------------------------------
Total from Investment
 Activities                   3.17       1.20         1.99      0.47      0.85      1.15
--------------------------------------------------------------------------------------------
Distributions:
 Net investment income       (0.15)     --           (0.15)    (0.12)    (0.11)    (0.11)
 Net realized gains          (0.18)     --           (0.05)    --        --        --
--------------------------------------------------------------------------------------------
Total Distributions          (0.33)     --           (0.20)    (0.12)    (0.11)    (0.11)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD                     $17.97     $15.13       $13.93    $12.14    $11.79    $11.05
Total Return                 20.97%      8.61%(b)    16.43%     3.98%     7.90%    11.47%(b)

RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)            $851,758   $599,310     $569,522  $487,986  $389,997  $106,300
 Ratio of expenses to
  average net assets          1.05%      1.06%(c)     1.09%     1.10%     1.10%     1.16%(c)
 Ratio of net
  investment income to
  average net assets          0.62%      1.59%(c)     1.04%     1.05%     1.01%     1.43%(c)
 Ratio of expenses to
  average net assets*         1.08%      1.09%(c)     1.09%     1.10%     1.10%     1.24%(c)
 Portfolio turnover(d)       17.05%      2.96%        8.50%     3.56%     6.37%     2.09%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Interna-tional Equity Fund became the Diversified International Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Inter-national Equity Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turn-over is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.


                                       98
----

  ONE GROUP(R)             Appendix A
----------------------------------------------

Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Informa-tion. Following the table is a more complete discussion of risk.

                                   FUND NAME            FUND CODE
         --------------------------------------------------------
          One Group(R) Small Cap Growth Fund                 1
         --------------------------------------------------------
           One Group(R) Small Cap Value Fund                 2
         --------------------------------------------------------
            One Group(R) Mid Cap Growth Fund                 3
         --------------------------------------------------------
             One Group(R) Mid Cap Value Fund                 4
         --------------------------------------------------------
            One Group(R) Diversified Mid Cap
                                        Fund                 5
         --------------------------------------------------------
          One Group(R) Large Cap Growth Fund                 6
         --------------------------------------------------------
           One Group(R) Large Cap Value Fund                 7
         --------------------------------------------------------
             One Group(R) Equity Income Fund                 8
         --------------------------------------------------------
             One Group(R) Diversified Equity
                                        Fund                 9
         --------------------------------------------------------
                  One Group(R) Balanced Fund                10
         --------------------------------------------------------
              One Group(R) Equity Index Fund                11
         --------------------------------------------------------
     OneGroup(R) Market Expansion Index Fund                12
         --------------------------------------------------------
                One Group(R) Technology Fund                13
         --------------------------------------------------------
 One Grop(R)uInternational Equity Index Fund                14
         --------------------------------------------------------
  One Grup(R)oDiversified International Fund                15
         --------------------------------------------------------

                                       99
----

------------

                                                                 FUND   RISK
INSTRUMENT                                                       CODE   TYPE
-------------------------------------------------------------------------------
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and       1-15 Market
CUBES.
-------------------------------------------------------------------------------
Treasury Receipts: TRS, TIGRs and CATS.                          1-15 Market
-------------------------------------------------------------------------------
U.S. Government Agency Securities: Securities issued by          1-15 Market
agencies and instrumentalities of the U.S. government. These          Credit
include Ginnie Mae, Fannie Mae and Freddie Mac.
-------------------------------------------------------------------------------
Certificates of Deposit: Negotiable instruments with a stated    1-15 Market
maturity.                                                             Credit
                                                                      Liquidity
-------------------------------------------------------------------------------
Time Deposits: Non-negotiable receipts issued by a bank in       1-15 Liquidity
exchange for the deposit of funds.                                    Credit
                                                                      Market
-------------------------------------------------------------------------------
Common Stock: Shares of ownership of a company.                  1-15 Market
-------------------------------------------------------------------------------
Repurchase Agreements: The purchase of a security and the        1-15 Credit
simultaneous commitment to return the security to the seller at       Market
an agreed upon price on an agreed upon date. This is treated as       Liquidity
a loan.
-------------------------------------------------------------------------------
Reverse Repurchase Agreements: The sale of a security and the    1-15 Market
simultaneous commitment to buy the security back at an agreed         Leverage
upon price on an agreed upon date. This is treated as a
borrowing by a Fund.
-------------------------------------------------------------------------------
Securities Lending: The lending of up to 331/3% of the Fund's    1-15 Credit
total assets. In return, the Fund will receive cash, other            Market
securities and/or letters of credit as collateral.                    Leverage
-------------------------------------------------------------------------------
When-Issued Securities and Forward Commitments: Purchase or      1-15 Market
contract to purchase securities at a fixed price for delivery         Leverage
at a future date.                                                     Liquidity
                                                                      Credit
-------------------------------------------------------------------------------

                                      100
----

------------

                                                                FUND    RISK
INSTRUMENT                                                      CODE    TYPE
-------------------------------------------------------------------------------
Investment Company Securities: Shares of other mutual funds,    1-15 Market
including One Group money market funds and shares of other
money market funds for which Banc One Investment Advisors or its affiliates serve as investment advisor or administrator.
Banc One Investment Advisors will waive certain fees when
investing in funds for which it serves as investment advisor.
-------------------------------------------------------------------------------
Convertible Securities: Bonds or preferred stock that can       1-15 Market
convert to common stock.                                             Credit
-------------------------------------------------------------------------------
Call and Put Options: A call option gives the buyer the right   1-15 Management
to buy, and obligates the seller of the option to sell, a            Liquidity
security at a specified price at a future date. A put option         Credit
gives the buyer the right to sell, and obligates the seller of       Market
the option to buy, a security at a specified price at a future       Leverage
date. The Funds will sell only covered call and secured put
options.
-------------------------------------------------------------------------------
Futures and Related Options: A contract providing for the       1-15 Management
future sale and purchase of a specified amount of a specified        Market
security, class of securities, or an index at a specified time       Credit
in the future and at a specified price.                              Liquidity
                                                                     Leverage
-------------------------------------------------------------------------------
Real Estate Investment Trusts ("REITS"): Pooled investment      1-15 Liquidity
vehicles which invest primarily in income producing real             Management
estate or real estate related loans or interest.                     Market
                                                                     Regulatory
                                                                     Tax
                                                                     Prepayment
-------------------------------------------------------------------------------
Bankers' Acceptances: Bills of exchange or time drafts drawn    1-15 Credit
on and accepted by a commercial bank. Maturities are generally       Liquidity
six months or less.                                                  Market
-------------------------------------------------------------------------------

                                      101
----

------------

                                                             FUND       RISK
INSTRUMENT                                                   CODE       TYPE
-------------------------------------------------------------------------------
Commercial Paper: Secured and unsecured short- term             1-15 Credit
promissory notes issued by corporations and other                    Liquidity
entities. Maturities generally vary from a few days to               Market
nine months.
-------------------------------------------------------------------------------
Foreign Securities: Stocks issued by foreign companies,         1-15 Market
as well as commercial paper of foreign issuers and                   Political
obligations of foreign banks, overseas branches of U.S.              Liquidity
banks and supranational entities. Includes American                  Foreign
Depositary Receipts Global Depositary Receipts, European             Investment
Depositary Receipts and American Depositary Securities.
-------------------------------------------------------------------------------
Restricted Securities: Securities not registered under          1-15 Liquidity
the Securities Act of 1933, such as privately placed                 Market
commercial paper and Rule 144A securities.
-------------------------------------------------------------------------------
Variable and Floating Rate Instruments: Obligations with        1-15 Credit
interest rates which are reset daily, weekly, quarterly              Liquidity
or some other period and which may be payable to the                 Market
Fund on demand.
-------------------------------------------------------------------------------
Rights and Warrants: Securities, typically issued with    1, 2, 5-7, Market
preferred stock or bonds, that give the holder the right        9-15 Credit
to buy a proportionate amount of common stock at a
specified price.
-------------------------------------------------------------------------------
Preferred Stock: A class of stock that generally pays a         1-15 Market
dividend at a specified rate and has preference over
common stock in the payment of dividends and in
liquidation.
-------------------------------------------------------------------------------
Mortgage-Backed Securities: Debt obligations secured by    2, 5, 10, Prepayment
real estate loans and pools of loans. These include           13, 15 Market
collateralized mortgage obligations ("CMOs") and Real                Credit
Estate Mortgage Investment Conduits ("REMICs").                      Regulatory
-------------------------------------------------------------------------------

                                      102
----

------------

                                                            FUND        RISK
INSTRUMENT                                                  CODE        TYPE
-------------------------------------------------------------------------------
Corporate Debt Securities: Corporate bonds and non-         6, 10,13 Market
convertible debt securities.                                         Credit
-------------------------------------------------------------------------------
Demand Features: Securities that are subject to puts              10 Market
and standby commitments to purchase the securities at                Liquidity
a fixed price (usually with accrued interest) within a               Management
fixed period of time following demand by a Fund.
-------------------------------------------------------------------------------
Asset-Backed Securities: Securities secured by company  2, 5, 10, 15 Prepayment
receivables, home equity loans, truck and auto loans,                Market
leases, credit card receivables and other securities                 Credit
backed by other types of receivables or other assets.                Regulatory
-------------------------------------------------------------------------------
Mortgage Dollar Rolls: A transaction in which a Fund    2, 5, 10, 15 Prepayment
sells securities for delivery in a current month and                 Market
simultaneously contracts with the same party to                      Regulatory
repurchase similar but not identical securities on a
specified future date.
-------------------------------------------------------------------------------
Adjustable Rate Mortgage Loans ("ARMS"): Loans in a               10 Prepayment
mortgage pool which provide for a fixed initial                      Market
mortgage interest rate for a specified period of time,               Credit
after which the rate may be subject to periodic                      Regulatory
adjustments.
-------------------------------------------------------------------------------
Swaps, Caps and Floors: A Fund may enter into these             1-15 Management
transactions to manage its exposure to changing                      Credit
interest rates and other factors. Swaps involve an                   Liquidity
exchange of obligations by two parties. Caps and                     Market
floors entitle a purchaser to a principal amount from
the seller of the cap or floor to the extent that a
specified index exceeds or falls below a predetermined
interest rate or amount.
-------------------------------------------------------------------------------
New Financial Products: New options and futures                 1-15 Management
contracts and other financial products continue to be                Credit
developed and the Funds may invest in such options,                  Market
contracts and products.                                              Liquidity
-------------------------------------------------------------------------------

                                      103
----

------------

                                                          FUND          RISK
INSTRUMENT                                                CODE          TYPE
-------------------------------------------------------------------------------
Structured Instruments: Debt securities issued by   1-10, 12, 14, 15 Market
agencies and instrumentalities of the U.S.                           Liquidity
government, banks, municipalities, corporations                      Management
and other businesses whose interest and/or                           Credit
principal payments are indexed to foreign currency                   Foreign
exchange rates, interest rates, or one or more                       Investment
other referenced indices.
-------------------------------------------------------------------------------
Municipal Securities: Securities issued by a state                10 Market
or political subdivision to obtain funds for                         Credit
various public purposes. Municipal securities                        Political
include private activity bonds and industrial                        Tax
development bonds, as well as General Obligation                     Regulatory
Notes, Tax Anticipation Notes, Bond Anticipation
Notes, Revenue Anticipation Notes, Project Notes,
other short-term tax-exempt obligations, municipal
leases and obligations of municipal housing
authorities and single family revenue bonds.
-------------------------------------------------------------------------------
Obligations of Supranational Agencies: Obligations  2, 5, 10, 14, 15 Credit
of supranational agencies which are chartered to                     Foreign
promote economic development and are supported by                    Investment
various governments and governmental agencies.
-------------------------------------------------------------------------------
Currency Futures and Related Options: The Funds               14, 15 Management
may engage in transactions in financial futures                      Liquidity
and related options, which are generally described                   Credit
above. The Funds will enter into these                               Market
transactions in foreign currencies for hedging                       Political
purposes only.                                                       Leverage
                                                                     Foreign
                                                                     Investment
-------------------------------------------------------------------------------

                                      104
----

------------

                                                           FUND
INSTRUMENT                                                 CODE      RISK TYPE
-------------------------------------------------------------------------------
Forward Foreign Exchange Transactions: Contractual           14, 15 Management
agreement to purchase or sell one specified currency                Liquidity
for another currency at a specified future date and                 Credit
price. The Funds will enter into forward foreign                    Market
exchange transactions for hedging purposes only.                    Political
                                                                    Leverage
                                                                    Foreign
                                                                    Investment
-------------------------------------------------------------------------------
Index Shares: Ownership interests in unit investment           1-15 Market
trusts and other pooled investment vehicles that hold
a portfolio of securities or stocks designed to track
the price performance and dividend yield of a
particular index such as Standard & Poor's Depository
Receipts ("SPDRs") and Nasdaq 100's. The Equity Index
Fund invests only in SPDRs.
-------------------------------------------------------------------------------
Zero Coupon Debt Securities: Bonds and other debt      2, 5, 10, 15 Credit
that pay no interest, but are issued at a discount                  Market
from their value at maturity. When held to maturity,                Zero Coupon
their entire return equals the difference between
their issue price and their maturity value.
-------------------------------------------------------------------------------
Zero-Fixed-Coupon Debt Securities: Zero coupon debt              10 Credit
securities which convert on a specified date to                     Market
interest bearing debt securities.                                   Zero Coupon
-------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities: Derivative                  10 Prepayment
multi- class mortgage securities usually structured                 Market
with two classes of shares that receive different                   Credit
proportions of the interest and principal from a pool               Regulatory
of mortgage- backed obligations. These include IOs
and POs.
-------------------------------------------------------------------------------
Inverse Floating Rate Instruments: Floating rate debt            10 Market
instruments with interest rates that reset in the                   Leverage
opposite direction from the market rate of interest                 Credit
to which the inverse floater is indexed.
-------------------------------------------------------------------------------

                                      105
----

------------

                                                                FUND
INSTRUMENT                                                      CODE RISK TYPE
-------------------------------------------------------------------------------
Loan Participations and Assignments: Participations in, or       10  Credit
assignments of all or a portion of loans to corporations or to       Political
governments, including governments of the less developed             Liquidity
countries ("LDCs").                                                  Foreign
                                                                     Investment
                                                                     Market
-------------------------------------------------------------------------------
Fixed Rate Mortgage Loans: Investment in fixed rate mortgage     10  Credit
loans or mortgage pools which bear simple interest at fixed          Prepayment
annual rates and have short- to long-term final maturities.          Regulatory
                                                                     Market
-------------------------------------------------------------------------------
Short-Term Funding Agreements: Funding agreements issued by      10  Credit
banks and highly rated U.S. insurance companies such as              Liquidity
Guaranteed Investment Contracts ("GICs") and Bank Investment         Market
Contracts ("BICs").
-------------------------------------------------------------------------------

                                      106
----

------------
Investment Risks

Below is a more complete discussion of the types of risks inherent in the secu-rities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

 . Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obli-gation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

 . Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is of-ten associated with investments in derivatives, but also may be embedded di-rectly in the characteristics of other securities.

  Hedged. When a derivative (a security whose value is based on another se-curity or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substan-tially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the de-rivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

  Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

 . Liquidity Risk. The risk that certain securities may be difficult or impossi-ble to sell at the time and the price that would normally prevail in the mar-ket. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

 . Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

 . Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a se-curity to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, in-dustry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing mar-ket rates. For fixed income securities, market risk is largely, but not ex-clusively, influenced

                                      107
----

------------
  by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Fi-nally, key information about a security or market may be inaccurate or un-available. This is particularly relevant to investments in foreign securi-ties.

 . Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

 . Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

 . Prepayment Risk. The risk that the principal repayment of a security will oc-cur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than ex-pected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline.
  When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

 . Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of out-standing securities.

 . Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restric-tions on "due on sale" clauses and state usury laws.

 . Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by in-terest rate changes. These securities tend to be more volatile than securi-ties which pay interest periodically.

                                      108
----

------------
If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed in-formation about the Funds and is incorporated into this prospectus by refer-ence.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-877-691-1118, or by writing the Funds at:

 one group(R) mutual funds
 1111 Polaris parkway
 Columbus, Ohio 43271-1235

  or visiting

 WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Ref-erence Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information also may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-I-120

                                                          [LOGO OF ONE GROUP(R)]

for institutional clients

One Group(R) Investor Funds

                    PROSPECTUS
                    Class I Shares
                    November 1, 2000


                    One Group(R) Investor Conservative Growth Fund One Group(R) Investor Balanced Fund
                    One Group(R) Investor Growth & Income Fund
                    One Group(R) Investor Growth Fund



                    The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                 ---------

Table of

  contents

           Fund Summaries: Investments, Risk &
                                   Performance
   One Group Investor Conservative Growth Fund   3
                                                ---
              One Group Investor Balanced Fund   7
                                                ---
       One Group Investor Growth & Income Fund   11
                                                ---
                One Group Investor Growth Fund   16
                                                ---

                  More About the Funds
                  Principal Investment
                            Strategies   21
                                        ---
                      Investment Risks   26
                                        ---
                   Investment Policies   27
                                        ---
                   Temporary Defensive
                             Positions   28
                                        ---
                    Portfolio Turnover   28
                                        ---

       How to Do Business
    with One Group Mutual
                    Funds
   Purchasing Fund Shares   29
                           ---
   Exchanging Fund Shares   32
                           ---
    Redeeming Fund Shares   33
                           ---

       Shareholder Information
                 Voting Rights   36
                                ---
             Dividend Policies   36
                                ---
              Tax Treatment of
                  Shareholders   36
                                ---
    Shareholder Statements and
                       Reports   37
                                ---

          Management of One
               Group Mutual
                      Funds
                The Advisor    39
                              ---
          The Fund Managers    39
                              ---

     Financial
    Highlights    40
                 ---
     Appendix
            A:
    Underlying
         Funds    44

                 ---
      Appendix
            B:
    Investment
     Practices    52

                 ---

                     --------------------------
  ONE GROUP(R)             Privacy Policy
------------------------------------------------

One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

 . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representa-tives, but do not invest in One Group Mutual Funds.

 . Customer -- a consumer who has a continuing relationship with One Group
   Mutual Funds through record ownership of fund shares.

 . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory list-ing is an example of public information.

Collection of Nonpublic Personal Information
We collect information to service your account, to protect you from fraud and to make available products and services that may be of interest to you. We col-lect nonpublic personal information about you from the following sources:

 . Information we receive from you on applications or other forms, on our website or through other means;

 . Information we receive from you through transactions, correspondence and other communications with us; and

 . Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Non-Affiliated Third Parties
We do not share any nonpublic personal information about our customers or for-mer customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to com-panies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer

                                       1
----

------------
agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas or as described in the following section.

Information Sharing with Joint Marketers
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint mar-keting agreements. However, we only provide information about you to that bro-ker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

Children's Online Privacy Act Disclosure
From our website, One Group Mutual Funds does not knowingly collect or use per-sonal information from children under the age of 13 without obtaining verifi-able consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Security
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclo-sure of information or access to information about you.

We restrict access to nonpublic personal information about you to those indi-viduals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

One Group Mutual Funds' Privacy Commitment
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

                                       2
----

                     ------------------------------------------------
  ONE GROUP(R)             Investor Conservative Growth Fund
--------------------------------------------------------------------------------

Fund Summary: Investments, Risk & Performance

What is the goal of One Group Investor Conservative Growth Fund?
The Fund seeks income and capital appreciation by investing primarily in a di-versified group of One Group mutual funds which invest primarily in fixed in-come and equity securities.

What are the main investment strategies of One Group Investor Conservative Growth Fund?
One Group Investor Conservative Growth Fund is a "Fund of Funds." The Fund's investment strategy is to invest in a diversified group of other One Group mu-tual funds. Because this is a conservative growth fund, the majority of the Fund's assets will be invested in One Group bond funds, although a portion of its assets also will be invested in One Group equity and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund's investment strategies, please read "More About The Funds" and "Principal In-vestment Strategies."

Who should invest in One Group Investor Conservative Growth Fund?
Shares are available for long-term investors, including tax-advantaged retire-ment accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in One Group Investor Conservative Growth Fund?
The main risks of investing in the One Group Investor Conservative Growth Fund and the circumstances likely to adversely affect your investment are described below. The share price of One Group Investor Conservative Growth Fund will change every day in response to market conditions. You may lose money if you invest in One Group Investor Conservative Growth Fund. For additional informa-tion on risk, please read "Investment Risks."

main risks

Investments in Mutual Funds. The Fund's investments are concentrated in under-lying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political

                                       3
----

  Fund Summary             Investor Conservative Growth Fund
---------------------------
changes or changes in a company's financial condition. Equity securities also are subject to "stock market risks," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying One Group equity fund goes down, the value of your in-vestment in One Group Investor Conservative Growth Fund will be affected.

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of a fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. The value of your investment in One Group Investor Conservative Growth Fund will change as the value of investments of the underlying One Group funds increases and decreases.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       4
----

  Fund Summary             Investor Conservative Growth Fund
---------------------------

How has the One Group Conservative Growth Fund performed?
By showing the variability of the One Group Investor Conservative Growth Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the In-vestor Conservative Growth Fund is not necessarily an indication of how the Fund will perform in the future.


Bar Chart (per calendar year)/1/ -- Class I

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                              1997        12.50%
                              1998        11.71%
                              1999         4.51%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.76%.

--------------------------------------------------------------------------------
Best Quarter: 6.21% 2Q1997   Worst Quarter: -1.56% 3Q1999
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to a broad measure of market perfor-mance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999

--------------------------------------------------------------------------------

           inception           performance
         date of class 1 year since 12/10/96
--------------------------------------------
Class I    12/10/96    4.51%      9.18%
--------------------------------------------
Lehman Brothers
 Intermediate
 Aggregate Bond
 Index/1/              0.99%      5.71%
--------------------------------------------
Lipper Mix/2/          5.53%      9.15%
--------------------------------------------

/1/The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as man-agement fees. By contrast, the performance of the One Group Investor Conser-vative Growth Fund reflects the deduction of these expenses.

/2/The Lipper Mix consists of the average monthly returns of the Lipper 1000
  Index (20%), the Lipper International Index (5%), and the Lipper Intermediate U.S. Government Index (75%). The Lipper Universe consists of the equally weighted average monthly returns for all the funds within the category.


                                       5
----

  Fund Summary             Investor Conservative Growth Fund
---------------------------

Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
--------------------------------------------------
(expenses that are deducted from Fund
assets)
--------------------------------------------------
Investment Advisory Fees                     .05%
--------------------------------------------------
Distribution [and/or Service] (12b-1) Fees   none
--------------------------------------------------
Other Expenses/1/                            .21%
--------------------------------------------------
Total Annual Fund Operating Expenses/2/      .26%
--------------------------------------------------
Fee Waiver and/or Expense Reimbursement     (.06%)
--------------------------------------------------
Net Expenses/3/                              .20%
--------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/The Fund indirectly pays a portion of the expenses incurred by the under-lying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would be .91% for Class I shares.

/3/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .20% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

  1 year/1/            3 years                   5 years                   10 years
--------------------------------------------------------------------------------------
     $20                 $78                      $140                       $325
-------------------------------------------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses would be $27.


The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses re-main the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       6
----

                     --------------------------------------
  ONE GROUP(R)             Investor Balanced Fund
------------------------------------------------------------

Fund Summary: Investments, Risk & Performance

What is the goal of One Group Investor Balanced Fund?
The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of One Group mutual funds which in-vest primarily in equity and fixed income securities.

What are the main investment strategies of One Group Investor Balanced Fund? One Group Investor Balanced Fund is a "Fund of Funds." The Fund's investment strategy is to invest in a diversified group of other One Group mutual funds. Because this is a balanced fund, approximately half of the Fund's assets will be invested in One Group equity funds and approximately half will be invested in One Group bond funds, although a portion of One Group Investor Balanced Fund's assets also will be invested in a One Group money market fund. The Fund's investment return is diversified by its investment in the underlying mu-tual funds which invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund's investment strategies, please read "More About The Funds" and "Principal In-vestment Strategies."

Who should invest in One Group Investor Balanced Fund?
Shares are available for long-term investors, including tax-advantaged retire-ment accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in One Group Investor Balanced Fund?
The main risks of investing in One Group Investor Balanced Fund and the circum-stances likely to adversely affect your investment are described below. The share price of One Group Investor Balanced Fund will change every day in re-sponse to market conditions. You may lose money if you invest in One Group In-vestor Balanced Fund. For additional information on risk, please read "Invest-ment Risks."

main risks

Investments in Mutual Funds. The Fund's investments are concentrated in under-lying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity se-curities also are subject to "stock market risk," meaning that stock prices in general may decline

                                       7
----

  Fund Summary             Investor Balanced Fund
---------------------------
over short or extended periods of time. When the value of the stocks held by an underlying One Group equity fund goes down, the value of your investment in One Group Investor Balanced Fund will be affected.

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of a fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. The value of your investment in One Group Investor Balanced Fund will change as the value of investments of the underlying One Group funds increases and decreases.

Index Funds. An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted on an index change, you can ex-pect a greater risk of loss than may be the case if a fund were not fully in-vested in such securities.

Foreign Securities. Funds investing in foreign securities are subject to spe-cial risks in addition to those of U.S. investments. These risks include polit-ical and economic risks, currency fluctuations, higher transaction costs, de-layed settlement, and less stringent investor protection and disclosure stan-dards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                       8
----

  Fund Summary             Investor Balanced Fund
---------------------------
How has the One Group Investor Balanced Fund performed?

By showing the variability of the One Group Investor Balanced Fund's perfor-mance from year to year, the chart and table below help show the risk of in-vesting in the Fund. Please remember that the past performance of the Investor Balanced Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                               1997       16.93%
                               1998       16.25%
                               1999        8.62%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.11%.

--------------------------------------------------------------------------------
Best Quarter: 10.33% 4Q1998 Worst Quarter: -3.34% 3Q1998
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to a broad measure of market perfor-mance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999

-----------------------------------------------------------------------------------------
                                                          inception           performance
                                                      date of class 1 year since 12/10/96
-----------------------------------------------------------------------------------------
Class I                                                 12/10/96     8.62%     13.44%
-----------------------------------------------------------------------------------------
Lehman Brothers Intermediate Aggregate Bond Index/1/                 0.99%      5.71%
-----------------------------------------------------------------------------------------
Lipper Mix/2/                                                       10.87%     12.55%
-----------------------------------------------------------------------------------------

/1/The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to ten years. The performance of the index does not re-flect the deduction of expenses associated with a mutual fund, such as invest-ment management fees. By contrast, the performance of the One Group Investor Balanced Fund reflects the deduction of these expenses.
/2/The Lipper Mix consists of the average monthly returns of the Lipper 1000 Index (40%), the Lipper International Index (5%), and the Lipper Intermediate U.S. Government Index (55%). The Lipper Universe consists of the equally weighted average monthly returns for all the funds within the category.


                                       9
----

  Fund Summary             Investor Balanced Fund
---------------------------
Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     class i
---------------------------------------------------
Investment Advisory Fees                      .05%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .22%
---------------------------------------------------
Total Annual Fund Operating Expenses/2/       .27%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement      (.07%)
---------------------------------------------------
Net Expenses/3/                               .20%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/The Fund indirectly pays a portion of the expenses incurred by the under-lying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would be .98% for Class I shares.

/3/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .20% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

   1 year/1/            3 years                   5 years                   10 years
--------------------------------------------------------------------------------------
   $20                     80                       145                        336
--------------------------------------------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses would be $28.

The examples are in tended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.


                                       10
----

                     ------------------------------------------------
  ONE GROUP(R)             Investor Growth & Income Fund
--------------------------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of One Group Investor Growth & Income Fund?
The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of One Group mutual funds which invest primar-ily in equity securities.

What are the main investment strategies of One Group Investor Growth & Income Fund?
One Group Investor Growth & Income Fund is a "Fund of Funds." The Fund's in-vestment strategy is to invest in a diversified group of other One Group mutual funds. Because this is a growth and income fund, the majority of the Fund's as-sets will be invested in One Group equity and bond funds, although a portion of its assets also will be invested in One Group money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and income stocks, foreign securities, debt secu-rities, and cash or cash equivalents. For more information about the Fund's in-vestment strategies, please read "More About The Funds" and "Principal Invest-ment Strategies."

Who should invest in One Group Investor Growth & Income Fund?
Shares are available for long-term investors, including tax-advantaged retire-ment accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in One Group Investor Growth & Income
Fund?
The main risks of investing in the One Group Investor Growth & Income Fund and the circumstances likely to adversely affect your investment are described be-low. The share price of One Group Investor Growth & Income Fund will change ev-ery day in response to market conditions. You may lose money if you invest in One Group Investor Growth & Income Fund. For additional information on risk, please read "Investment Risks."

main risks

Investments in Mutual Funds. The Fund's investments are concentrated in under-lying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment.

                                       11
----

  Fund Summary             Investor Growth & Income Fund
---------------------------
The price of equity securities may rise or fall because of economic or politi-cal changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying One Group equity fund goes down, the value of your investment in One Group Investor Growth & Income Fund will be affected.

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of a fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. The value of your investment in One Group Investor Growth & In-come Fund will change as the value of investments of the underlying One Group funds increases and decreases.

Index Funds. An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted on an index change, you can ex-pect a greater risk of loss than may be the case if a fund were not fully in-vested in such securities.

Securities of Technology Companies. The stock price of technology companies tends to be more volatile than the stock price of companies in other indus-tries. In addition, the valuation of many technology stocks could be high when considered by such traditional measures of value as price-to-earnings ratios. Competitive pressures also may have a significant effect on the financial con-dition of technology-sensitive companies. Further, because of the rapid pace of technological development, products and services produced by companies in which the underlying Fund invests may become obsolete or have relatively short prod-uct cycles. As a result, the underlying Fund's value and its returns may be considerably more volatile and pose greater risks than the values and returns of other mutual funds that invest in companies in the technology sector.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more fre-quent changes in their stock price. This may cause unexpected and frequent de-creases in the value of the underlying Fund's investment. Finally, emerging companies in the technology sector may not be profitable and may not anticipate earning profits in the foreseeable future.

Foreign Securities. Funds investing in foreign securities are subject to spe-cial risks in addition to those of U.S. investments. These risks include polit-ical and economic risks, currency fluctuations, higher transaction costs, de-layed settlement, and less

                                       12
----

  Fund Summary             Investor Growth & Income Fund
---------------------------
stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Emerging Markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       13
----

  Fund Summary             Investor Growth & Income Fund
---------------------------
How has the One Group Investor Growth & Income Fund performed?

By showing the variability of the One Group Investor Growth & Income Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the In-vestor Growth & Income Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/ -- Class I

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [GRAPH]

                              1997        20.87%
                              1998        19.10%
                              1999        12.06%


1 For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.51%.

--------------------------------------------------------------------------------
Best Quarter: 14.92% 4Q1998   Worst Quarter: -6.51% 3Q1998
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to a broad measure of market perfor-mance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999

--------------------------------------------------------------------------------

                                      inception     1     performance
                                  date of class  year  since 12/10/96
---------------------------------------------------------------------
Class I                             12/10/96    12.06%     16.77%
---------------------------------------------------------------------
S&P SuperComposite 1500 Index/1/                20.26%     26.41%
---------------------------------------------------------------------
Lipper Mix/2/                                   16.39%     15.90%
---------------------------------------------------------------------

1 The S&P SuperComposite 1500 Index is an unmanaged index gener-ally representative of large and small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as in-vestment management fees. By contrast, the performance of the One Group Investor Growth & Income Fund reflects the deduction of these expenses.
2 The Lipper Mix consists of the average monthly returns of the Lipper 1000 Index (60%), the Lipper International Index (5%), and the Lipper Intermediate U.S. Government Bond Index (35%). The Lipper Universe consists of the equally weighted average monthly returns for all the funds within the category.


                                       14
----

  Fund Summary             Investor Growth & Income Fund
---------------------------
Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses

---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     class I
---------------------------------------------------
Investment Advisory Fees                      .05%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees   none
---------------------------------------------------
Other Expenses/1/                             .23%
---------------------------------------------------
Total Annual Fund Operating Expenses/2/       .28%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement      (.08%)
---------------------------------------------------
Net Expenses/3/                               .20%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/The Fund indirectly pays a portion of the expenses incurred by the under-lying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.04% for Class I shares.

/3/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .20% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

  1 year/1/            3 years                   5 years                   10 years
------------------------------------------------------------------------------------
     $20                 $82                      $149                       $348
------------------------------------------------------------------------------------

/1/  Without contractual fee waivers, 1 Year expenses would be $29.

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       15
----

                     -------------------------------------
  ONE GROUP(R)             Investor Growth Fund
-----------------------------------------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of One Group Investor Growth Fund?
The Fund seeks long-term capital appreciation by investing primarily in a di-versified group of One Group mutual funds which invest primarily in equity se-curities.

What are the main investment strategies of One Group Investor Growth Fund?
One Group Investor Growth Fund is a "Fund of Funds." The Fund's investment strategy is to invest in a diversified group of other One Group mutual funds. Because this is a growth fund, the majority of the Fund's assets will be in-vested in One Group equity funds, although a portion of its assets also will be invested in One Group bond and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and income stocks, foreign securities, debt securities, and cash or cash equivalents. For more information about the Fund's investment strategies, please read "More About The Funds" and "Principal Investment Strategies."

Who should invest in One Group Investor Growth Fund?
Shares are available for long-term investors, including tax-advantaged retire-ment accounts. The Fund should not be used for short-term trading purposes.

What are the main risks of investing in One Group Investor Growth Fund?
The main risks of investing in the One Group Investor Growth Fund and the cir-cumstances likely to adversely affect your investment are described below. The share price of One Group Investor Growth Fund will change every day in response to market conditions. You may lose money if you invest in One Group Investor Growth Fund. For additional information on risk, please read "Investment Risks."

main risks

Investments in Mutual Funds. The Fund's investments are concentrated in under-lying One Group funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity se-curities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying One Group equity fund goes down, the value of your investment in One Group Investor Growth Fund will be affected.

                                       16
----

  Fund Summary             Investor Growth Fund
---------------------------

Fixed Income Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of a fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. The value of your investment in One Group Investor Growth Fund will change as the value of investments of the underlying One Group funds in-creases and decreases.

Index Funds. An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund may not do so. If the value of securities that are heavily weighted on an index change, you can ex-pect a greater risk of loss than would be the case if a fund were not fully in-vested in such securities.

Securities of Technology Companies: The stock price of technology companies tends to be more volatile than the stock price of companies in other indus-tries. In addition, the valuation of many technology stocks could be high when considered by such traditional measures of value as price-to-earnings ratios. Competitive pressures also may have a significant effect on the financial con-dition of technology-sensitive companies. Further, because of the rapid pace of technological development, products and services produced by companies in which the underlying Fund invests may become obsolete or have relatively short prod-uct cycles. As a result, the underlying Fund's value and its returns may be considerably more volatile and pose greater risks than the values and returns of other mutual funds that do their investments in companies in the technology sector.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment. Finally, emerging companies in the technology sector may not be profitable and may not anticipate earning profits in the foreseeable future.

Foreign Securities. Funds investing in foreign securities are subject to spe-cial risks in addition to those of U.S. investments. These risks include polit-ical and economic risks, currency fluctuations, higher transaction costs, de-layed settlement, and less stringent investor protection and disclosure stan-dards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Emerging Markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries.

                                       17
----

  Fund Summary             Investor Growth Fund
---------------------------
Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corporation or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       18
----

  Fund Summary             Investor Growth Fund
---------------------------
How has the One Group Investor Growth Fund performed?
By showing the variability of the One Group Investor Growth Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Investor Growth Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/ -- Class I

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                              1997        25.07%
                              1998        21.76%
                              1999        16.00%


/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 6.43%.

--------------------------------------------------------------------------------
Best Quarter: 19.73% 4Q1998   Worst Quarter: -9.92% 3Q1998
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to a broad measure of market perfor-mance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999

--------------------------------------------------------------------------------

                                      inception           performance
                                  date of class 1 year since 12/10/96
---------------------------------------------------------------------
Class I                             12/10/96    16.00%     20.26%
---------------------------------------------------------------------
S&P SuperComposite 1500 Index/1/                20.26%     26.41%
---------------------------------------------------------------------
Lipper Mix/2/                                   22.65%     19.05%
---------------------------------------------------------------------

/1/The S&P SuperComposite 1500 Index is an unmanaged index gener-ally representative of large and small companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the One Group Investor Growth Fund reflects the deduction of these expenses.

/2/The Lipper Mix consists of the average monthly returns of the Lipper 1000 Index (75%), the Lipper International Index (10%) and the Lipper Intermediate U.S. Government Bond Index (15%). The Lipper Universe consists of the equally weighted average monthly returns for all the funds within the category.

                                       19
----

  Fund Summary             Investor Growth Fund
---------------------------
Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
--------------------------------------------------
(expenses that are deducted from Fund
assets)
--------------------------------------------------
Investment Advisory Fees                     .05%
--------------------------------------------------
Distribution [and/or Service] (12b-1) Fees   none
--------------------------------------------------
Other Expenses/1/                            .28%
--------------------------------------------------
Total Annual Fund Operating Expenses/2/      .33%
--------------------------------------------------
Fee Waiver and/or Expense Reimbursement     (.13%)
--------------------------------------------------
Net Expenses/3/                              .20%
--------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/The Fund indirectly pays a portion of the expenses incurred by the under-lying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the estimated average weighted expense ratio would be 1.06% for Class I shares.

/3/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .20% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

 1 year/1/            3 years                   5 years                   10 years
------------------------------------------------------------------------------------
    $20                 $93                      $172                       $405
------------------------------------------------------------------------------------

/1/ Without contractual fee waivers, 1 Year expenses would be $34.


The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       20
----

                     --------------------------------------------------
                           More About the Funds
  ONE GROUP(R)
--------------------------------------------------------------------------------
Each of the four funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of the Funds" and the Statement of Additional Information.

Principal Investment Strategies

The mutual funds described in this prospectus are designed to provide diversi-fication across the three major asset classes: stocks, bonds and cash or cash equivalents. Diversification is achieved by investing in other One Group mutual funds. A brief description of these underlying One Group funds can be found in Appendix A. The Funds attempt to take advantage of the most attractive types of stocks and bonds by shifting their asset allocation to favor mutual funds that focus on the most promising securities. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund
Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.

There can be no assurance that the Funds will achieve their investment objec-tives. Please note that each Fund also may use strategies that are not de-scribed below, but which are described in the Statement of Additional Informa-tion.

                                       21
----

------------

one group investor conservative growth fund. The Fund is diversified between stocks and bonds, with an emphasis on bonds.

1. From 20% to 40% of the Fund's total assets are invested in One Group equity funds.

2.  From 60% to 80% of its total assets are invested in One Group bond funds.

3. Up to 10% of its total assets are invested in a One Group money market fund.

 . The Fund also is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic re-gions. The Fund invests its assets in the underlying mutual funds within the following ranges:

--------------------------------------------------------------------------------

                                 percentage of
fund name                        fund holdings
Prime Money Market Fund              0-10%
----------------------------------------------
Short-Term Bond Fund                 0-70%
----------------------------------------------
Intermediate Bond Fund               0-70%
----------------------------------------------
Income Bond Fund                     0-70%
----------------------------------------------
Bond Fund                            0-70%
----------------------------------------------
High Yield Bond Fund                 0-15%
----------------------------------------------
Government Bond Fund                 0-70%
----------------------------------------------
Ultra Short-Term Bond Fund           0-70%
----------------------------------------------
Mid Cap Value Fund                   0-20%
----------------------------------------------
Mid Cap Growth Fund                  0-20%
----------------------------------------------
International Equity Index Fund      0-20%
----------------------------------------------
Diversified International Fund       0-20%
----------------------------------------------
Large Cap Growth Fund                0-20%
----------------------------------------------
Large Cap Value Fund                 0-20%
----------------------------------------------
Diversified Mid Cap Fund             0-20%
----------------------------------------------
Diversified Equity Fund              0-20%
----------------------------------------------
Small Cap Growth Fund                0-20%
----------------------------------------------
Small Cap Value Fund                 0-20%
----------------------------------------------
Equity Income Fund                   0-20%
----------------------------------------------
Equity Index Fund                    0-20%
----------------------------------------------

 . The Fund also may hold cash and cash equivalents.

                                       22
----

------------

one group investor balanced fund. The Fund invests in both stock and bond mutual funds -- stock funds for long-term growth potential and bond funds for principal stability and current income.

1. From 40% to 60% of the Fund's total assets are invested in One Group equity funds.

2. From 40% to 60% of its total assets are invested in One Group bond funds.

3. Up to 10% of its total assets are invested in a One Group money market fund.

 . The Fund also is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic re-gions. The Fund invests its assets in the underlying mutual funds within the following ranges:

--------------------------------------------------------------------------------

                                 percentage of
fund name                        fund holdings
Prime Money Market Fund              0-10%
----------------------------------------------
Short-Term Bond Fund                 0-50%
----------------------------------------------
Intermediate Bond Fund               0-50%
----------------------------------------------
Income Bond Fund                     0-50%
----------------------------------------------
Bond Fund                            0-50%
----------------------------------------------
High Yield Bond Fund                 0-30%
----------------------------------------------
Government Bond Fund                 0-50%
----------------------------------------------
Ultra Short-Term Bond Fund           0-50%
----------------------------------------------
Mid Cap Value Fund                   0-30%
----------------------------------------------
Mid Cap Growth Fund                  0-30%
----------------------------------------------
International Equity Index Fund      0-30%
----------------------------------------------
Diversified International Fund       0-30%
----------------------------------------------
Large Cap Growth Fund                0-40%
----------------------------------------------
Large Cap Value Fund                 0-50%
----------------------------------------------
Diversified Mid Cap Fund             0-30%
----------------------------------------------
Diversified Equity Fund              0-40%
----------------------------------------------
Small Cap Growth Fund                0-30%
----------------------------------------------
Small Cap Value Fund                 0-30%
----------------------------------------------
Equity Income Fund                   0-40%
----------------------------------------------
Equity Index Fund                    0-40%
----------------------------------------------

 . The Fund also may hold cash and cash equivalents.

                                       23
----

------------

one group investor growth & income fund. The Fund is diversified between stocks and bonds, with an emphasis on stocks.

1. From 60% to 80% of the Fund's total assets are invested in One Group equity funds.

2. From 20% to 40% of its total assets are invested in One Group bond funds.

3. Up to 10% of its total assets are invested in a One Group money market fund.

 . The Fund also is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic re-gions. The Fund invests its assets in the underlying mutual funds within the following ranges:

--------------------------------------------------------------------------------

                                 percentage of
fund name                        fund holdings
Prime Money Market Fund              0-10%
----------------------------------------------
Short-Term Bond Fund                 0-30%
----------------------------------------------
Intermediate Bond Fund               0-30%
----------------------------------------------
Income Bond Fund                     0-30%
----------------------------------------------
Bond Fund                            0-30%
----------------------------------------------
High Yield Bond Fund                 0-30%
----------------------------------------------
Government Bond Fund                 0-30%
----------------------------------------------
Ultra Short-Term Bond Fund           0-30%
----------------------------------------------
Mid Cap Value Fund                   0-40%
----------------------------------------------
Mid Cap Growth Fund                  0-40%
----------------------------------------------
International Equity Index Fund      0-40%
----------------------------------------------
Diversified International Fund       0-40%
----------------------------------------------
Large Cap Growth Fund                0-50%
----------------------------------------------
Large Cap Value Fund                 0-60%
----------------------------------------------
Diversified Mid Cap Fund             0-40%
----------------------------------------------
Diversified Equity Fund              0-60%
----------------------------------------------
Small Cap Growth Fund                0-40%
----------------------------------------------
Small Cap Value Fund                 0-40%
----------------------------------------------
Equity Income Fund                   0-60%
----------------------------------------------
Equity Index Fund                    0-60%
----------------------------------------------
Technology Fund                      0-10%
----------------------------------------------

 . The Fund also may hold cash and cash equivalents.

                                       24
----

------------

one group investor growth fund. The Fund is diversified between stocks and bonds, with a heavy emphasis on stocks.

1. From 80% to 100% of the Fund's total assets are invested in One Group equity funds.

2. Up to 20% of its total assets are invested in One Group bond funds.

3. Up to 10% of its total assets are invested in a One Group money market fund.

 . The Fund also is diversified across a variety of mutual funds, which in turn invest in different industries, economic sectors and geographic re-gions. The Fund invests its assets in the underlying mutual funds within the following ranges:

--------------------------------------------------------------------------------

                                 percentage of
fund name                        fund holdings
Prime Money Market Fund              0-10%
----------------------------------------------
Short-Term Bond Fund                 0-20%
----------------------------------------------
Intermediate Bond Fund               0-20%
----------------------------------------------
Income Bond Fund                     0-20%
----------------------------------------------
Bond Fund                            0-20%
----------------------------------------------
High Yield Bond Fund                 0-20%
----------------------------------------------
Government Bond Fund                 0-20%
----------------------------------------------
Ultra Short-Term Bond Fund           0-20%
----------------------------------------------
Mid Cap Value Fund                   0-40%
----------------------------------------------
Mid Cap Growth Fund                  0-40%
----------------------------------------------
International Equity Index Fund      0-40%
----------------------------------------------
Diversified International Fund       0-40%
----------------------------------------------
Large Cap Growth Fund                0-50%
----------------------------------------------
Large Cap Value Fund                 0-60%
----------------------------------------------
Diversified Mid Cap Fund             0-40%
----------------------------------------------
Diversified Equity Fund              0-50%
----------------------------------------------
Small Cap Growth Fund                0-40%
----------------------------------------------
Small Cap Value Fund                 0-40%
----------------------------------------------
Equity Income Fund                   0-50%
----------------------------------------------
Equity Index Fund                    0-50%
----------------------------------------------
Technology Fund                      0-10%
----------------------------------------------

 . The Fund also may hold cash and cash equivalents.

                                       25
----

------------

Investment Risks

The main risks of investing in the Funds are described in the Fund Summaries. Additional risks are described below.

derivatives. The underlying Funds invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity, and management risks. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

              WHAT IS A DERIVATIVE?

 Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

junk bonds. One Group High Yield Bond and One Group Income Bond Fund invest in debt securities that are considered to be speculative. These securities are issued by companies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly.

credit risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the underlying funds. Such default could result in losses to the underlying funds and to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

prepayment and call risk. Some of the underlying funds may invest a portion of their assets in mortgage-backed securities. These securities are subject to prepayment and call risk. The issuers of mortgage-backed and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages are prepaid, a fund may have to reinvest in securities with a lower yield. A fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in unexpected capital loss.

international funds. Foreign securities are subject to special risks. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, higher transaction costs and delayed settlements of transactions. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Additionally, there may be less public information available about foreign issuers. Since the underlying funds may invest in securities

                                       26
----

------------
denominated in foreign currencies, changes in exchange rates also may affect the value of investments in the underlying funds.

emerging markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

smaller companies. Investments by funds in smaller, newer companies may be riskier than investments in larger, more-established companies. Securities of smaller companies tend to be less liquid than securities of large companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their debt securities and/or stock price. This may cause unexpected and frequent decreases in the value of underlying funds investing in small companies, and may affect your investment in the funds.

Investment Policies

Each Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of the majority of the outstanding shares of the Funds. The full text of the fun-damental policies can be found in the Statement of Additional Information.

Each Fund may not:

 1. Purchase an issuer's securities if as a result more then 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of any of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of other registered investment companies and repurchase agreements involv-ing these securities. This restriction applies with respect to 75% of a Fund's total assets.

 2. Concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

 3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

Additional investment policies are set forth in the Statement of Additional In-formation.

                                       27
----

------------

Temporary Defensive Positions

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in short-term fixed income securities for temporary defensive purposes. These types of securities are known as "cash equivalents." These investments may result in a lower yield than lower-quality or longer-term investments and may prevent the Funds from meeting their investment objectives.

                           WHAT IS A CASH EQUIVALENT?

 Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are pur-chased. They include securities issued by the U.S. government, its agencies and instrumen-talities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a tempo-rary defensive position only when market conditions warrant.

Portfolio Turnover

Portfolio turnover may vary greatly from year to year, as well as within a par-ticular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfo-lio turnover rate for each Fund for the fiscal year ended June 30, 2000, is shown in "Financial Highlights." To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

                                       28
----

                     -----------------------------------------
                           How to Do Business with
  ONE GROUP(R)
--------------------------
                           One Group Mutual Funds
Purchasing Fund Shares

Where can I buy shares?
You may purchase Fund shares:

 . Directly from One Group through The One Group Services Company (the "Dis-tributor"), and

 . From Shareholder Servicing Agents. These include investment advisors, bro-kers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

Who may purchase Class I shares?

Class I shares may be purchased by:

 . Institutional investors, such as corporation, pension and profit sharing plans and foundations; and any organization authorized to act in a fidu-ciary, advisory, custodial or agency capacity, including affiliates of Bank One Corporation. Accounts may be opened with the Funds" transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Servicing Agent.

 . If you have questions about eligibility, please call 1-877-691-1118.

When can I buy shares?
 . Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memo-rial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.

 . Purchase requests received before 4 p.m. Eastern Time ("ET") will be effec-tive that day. On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

 . If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

 . The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

 . Shares are electronically recorded. Therefore, certificates will not be is-sued.


How much do shares cost?

 . Shares are sold at net asset value ("NAV").

                                       29
----

------------

 . NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

 . A Fund's NAV changes every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close be-fore 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

How do I open an account?
1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2. Decide how much you want to invest.

 . The minimum initial investment for Class I shares is $200,000 per Fund.

 . You are required to maintain a minimum account balance equal to the mini-mum initial investment in each Fund.

 . Subsequent investments must be at least $5,000 per Fund.

 . These minimums may be waived.

3. Complete the Account Application Form. Be sure to sign up for all of the ac-count privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

You must provide the Fund with your social security or tax identification num-ber and certify that you are not subject to 31% backup withholding for failing to report income to the IRS. If you fail to furnish the requested information, or you violate IRS regulations, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions.

4. Send the completed application and a personal check (unless you choose to pay by wire) to:

    one group mutual funds

    p.o. box 8528

    boston, ma 02266-8528

If you choose to pay by wire, please call 1-877-691-1118.

5. All checks must be in U.S. dollars. One Group does not accept "third party checks." Checks made payable to any individual or company and endorsed to One Group are considered third party checks.

All checks must be payable to one of the following:

 . One Group Mutual Funds; or

 . The specific Fund in which you are investing.

Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

                                       30
----

------------

6. If you redeem shares purchased by check, One Group will delay forwarding your redemption proceeds until payment has been collected from your bank. One Group generally receives payment within seven (7) business days of pur-chase.

7. If you purchase shares through a Shareholder Servicing Agent, you may be re-quired to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, ex-changes and redemptions.

8. If you have any questions, contact your Shareholder Servicing Agent or call 1-877-691-1118.

Can I purchase shares over the telephone?
Yes. Simply select this option on your Account Application Form and then:

 . Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your purchase instructions.

 . Authorize a bank transfer or initiate a wire transfer to the following wire address:

    state street bank and trust company

    attn: custody & shareholder services

    aba 011 000 028

    dda 99034167

    fbo one group fund

     (ex: one group investor growth fund-i)

    your account number

     (ex: 123456789)

    your account registration

     (ex: abc corporation)

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone in-structions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 . You may revoke your right to make purchases over the telephone by sending a letter to:

    one group mutual funds
    p.o. box 8528
    boston, ma 02266-8528

                                       31
----

------------

Exchanging Fund Shares

What are my exchange privileges?

You may exchange:

 . Class I shares of a Fund for Class A shares of that Fund or for Class A or Class I shares of another One Group Fund.

One Group Funds offer a Systematic Exchange Privilege which allows you to auto-matically exchange shares of one Fund to another on a monthly or quarterly ba-sis. This privilege is useful in Dollar Cost Averaging. To participate in the Systematic Exchange Privilege, please select it on your Account Application. To learn more about it, please call 1-877-691-1118.

One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days writ-ten notice.

When are exchanges processed?
Exchanges are processed the same business day they are received, provided:

 . State Street Bank and Trust Company receives the request by 4:00 p.m., ET.

 . You have provided One Group with all of the information necessary to proc-ess the exchange.

 . You have received a current prospectus of the Fund or Funds in which you wish to invest.

 . You have contacted your Shareholder Servicing Agent, if necessary.

Do I pay a sales charge on an exchange?
Generally, you will not pay a sales charge on an exchange. However:

 . You will pay a sales charge if you own Class I shares of a Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver.

For more information about Class A shares, please contact your Shareholder Ser-vicing Agent or call 1-877-691-1118 for a Class A share prospectus.

Are exchanges taxable?
Generally:

 . An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

 . An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

 . You should talk to your tax advisor before making an exchange.

                                       32
----

------------

Are there limits on exchanges?
Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

 . To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. Exchange activity is excessive if it exceeds two substantive exchange redemptions within 30 days of each other.

 . Excessive exchange activity will result in revocation of your exchange privilege.

 . In addition, One Group reserves the right to reject any exchange request
   (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise ad-versely affect other shareholders.

 . Your shares may be automatically redeemed and your account closed if, due to exchanges, you no longer meet the Fund"s minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?".

Redeeming Fund Shares

When can I redeem shares?
You may redeem all or some of your shares on any day that the Funds are open for business.

 . Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

 . All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

How do I redeem shares?
 . You may use any of the following methods to redeem your shares:

 1. You may send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

    one group mutual funds
    p.o. box 8528
    boston, ma 02266-8528

 2. You may redeem over the telephone. Please see "Can I redeem by tele-phone?" for more information.

 . All requests for redemptions from IRA accounts must be in writing.

 . You may request redemption forms by calling 1-877-691-1118 or visiting www.onegroup.com.

                                       33
----

------------

 . One Group may require that the signature on your redemption request be guar-anteed by a participant in the Securities Transfer Association Medallion Pro-gram or the Stock Exchange Medallion Program, unless:

1. the redemption is for shares worth $50,000 or less; and

2. the redemption is payable to the shareholder of record; and

3. the redemption check is mailed to the shareholder at the record address or the redemption is payable by wire or bank transfer (ACH) to a pre-existing bank account.

 . On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

 1. a designated bank; or

 2. your Shareholder Servicing Agent.

 . One Group may charge you a wire redemption fee. The current charge is $7.00.

 . Your redemption proceeds ordinarily will be paid within seven days after re-ceipt of the redemption request.

What will my shares be worth?

You will receive the NAV calculated after your redemption request is received. Please read "How much do shares cost?".

Can I redeem by telephone?
Yes, if you selected this option on your Account Application Form.

 . Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your redemption request.

 . Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

 . State Street Bank and Trust Company may charge you a wire redemption fee.
   The current charge is $7.00.

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone in-structions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

additional information regarding redemptions

 . Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the

                                       34
----

------------
  same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

 . If you redeem shares for which you paid by check, and One Group has not yet received payment on the check, One Group will delay forwarding your redemp-tion proceeds until payment has been collected from your bank. One Group gen-erally receives payment within seven (7) business days of purchase.

 . Your shares may be automatically redeemed and your account closed if, due to redemptions, you no longer meet the Fund"s minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?".

 . One Group may suspend your ability to redeem when:

 1. Trading on the New York Stock Exchange ("NYSE") is restricted.

 2. The NYSE is closed (other than weekend and holiday closings).

 3. The SEC has permitted a suspension.

 4. An emergency exists.

The Statement of Additional Information offers more details about this process.

 . You generally will recognize a gain or loss on a redemption for federal in-come tax purposes. You should talk to your tax advisor before making a re-demption.

                                       35
----

                     -----------------------------------------
                           Shareholder Information
  ONE GROUP(R)
---------------------------------------------------------------
Voting Rights

The Funds do not hold annual shareholder meetings, but may hold special meet-ings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment ad-visory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters re-lating solely to that Fund or class, or which affect that Fund or class differ-ently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

dividends. The Funds generally declare dividends quarterly. The Investor Conservative Growth Fund, however, generally declares dividends monthly. Dividends are distributed on the first business day of the next month after they are declared. Capital gains, if any, for all Funds are distributed at least annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribu-tion of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

dividend reinvestment. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effec-tive upon receipt by State Street. You also may call 1-877-691-1118 to make this change.

Tax Treatment of Shareholders

Taxation of Shareholder Transactions
A sale, exchange, or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

Taxation of Distributions. Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term

                                       36
----

------------
capital losses and net capital gains [i.e., the excess of net long-term capital gains over net short-term capital losses]) on at least an annual basis. Divi-dends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid).

A Fund's use of a fund-of-funds structure could affect the amount, timing and character of distributions to you. See "Additional Tax Information Concerning the Funds of Funds" in the Statement of Additional Information.

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Retirement Plans. Distributions by the Funds to qualified retire-ment plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has re-ceived shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Taxation of Distribu-tions." If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of mak-ing such an investment.

Tax Information. The Form 1099 that is mailed to eligible taxpayers in January details dividends and their federal tax category. Even though the Funds provide this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Ad-ditional Information. Please note that this tax discussion is general in na-ture; no attempt has been made to present a complete explanation of the feder-al, state, local or foreign tax treatment of the Funds or their shareholders.

Shareholder Statements and Reports

One Group or your Shareholder Servicing Agent will send you transaction confir-mation statements and quarterly account statements. Please review these state-ments carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-877-691-1118 and One Group will begin individual delivery within 30 days. If you would like to receive these docu-ments by e-mail, please visit www.onegroup.com and sign up for electronic de-livery.

                                       37
----

------------

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other re-ports.

If you have any questions or need additional information, please write One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-877-691-1118 or visit www.onegroup.com.

                                       38
----

                     -----------------------------------------

  ONE GROUP(R)             Management of
--------------------------

                           One Group Mutual Funds
The Advisor

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment pro-gram. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2000, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $131 billion in assets.

The Sub-Advisors

Banc One High Yield Partners, LLC, 8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236, is the sub-advisor to the High Yield Bond Fund and the Income Bond Fund. Banc One High Yield Partners was formed in June 1998 to provide invest-ment advisory services related to high-yield, high-risk investments to the High Yield Bond Fund and other advisory clients. Banc One High Yield Partners is controlled by Banc One Investment Advisors and Pacholder Associates, Inc. As of June 30, 2000, Banc One High Yield Partners had approximately $357 million in assets under management.

Advisory Fees

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each year. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                                      annual rate
                                                    as percentage of
fund                                            average daily net assets
One Group(R) Investor Conservative Growth Fund            .02%
------------------------------------------------------------------------
One Group(R) Investor Balanced Fund                       .02%
------------------------------------------------------------------------
One Group(R) Investor Growth & Income Fund                .02%
------------------------------------------------------------------------
One Group(R) Investor Growth Fund                         .02%

The Fund Managers

No single person is responsible for managing the assets of the Funds. Rather, investment decisions for the Funds are made by committee. Banc One Investment Advisors also serves as the advisor to the underlying mutual funds, for which it receives a fee.

                                       39
----

                     -------------------------------------
                           Investor Conservative
  ONE GROUP(R)
--------------------------
                           Growth Fund
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                                                 december 10,
                                        year ended june 30,      1996 through
                                      -------------------------    june 30,
CLASS I                                2000     1999     1998      1997(a)
------------------------------------------------------------------------------
net asset value, beginning of period   $11.20   $11.06   $10.33     $10.00
------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)            0.52     0.47     0.46       0.26
 Net realized and unrealized gains
  (losses) from investments             (0.03)    0.28     0.82       0.33
------------------------------------------------------------------------------
Total from Investment Activities         0.49     0.75     1.28       0.59
------------------------------------------------------------------------------
Distributions:
 Net investment income                  (0.52)   (0.48)   (0.45)     (0.26)
 Net realized gains                     (0.08)   (0.13)   (0.10)     --
Total Distributions                     (0.60)   (0.61)   (0.55)     (0.26)
------------------------------------------------------------------------------
net asset value, end of period         $11.09   $11.20   $11.06     $10.33
------------------------------------------------------------------------------
Total Return                             4.52%    7.01%  152.70%      6.00%(b)

ratios/supplementary data:
 Net assets at end of period (000)    $52,294  $37,131  $30,352    $15,038
 Ratio of expenses to average net
  assets                                 0.20%    0.20%    0.20%      0.20%(c)
 Ratio of net investment income to
  average net assets                     4.66%    4.31%    4.43%      4.92%(c)
 Ratio of expenses to average net
  assets*                                0.30%    0.32%    0.56%      1.46%(c)
 Portfolio turnover(d)                  23.76%    9.73%    3.22%     28.46%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       40
----

                     ----------------------------------------
                           Investor Balanced Fund
  ONE GROUP(R)
-------------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                                                 december 10,
                                        year ended june 30,      1996 through
                                      -------------------------    june 30,
CLASS I                                2000     1999     1998      1997(a)
------------------------------------------------------------------------------
net asset value, beginning of period   $12.24   $11.81   $10.63     $10.00
------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)            0.53     0.47     0.37       0.21
 Net realized and unrealized gains
  (losses) from investments              0.27     0.79     1.39       0.63
------------------------------------------------------------------------------
Total from Investment Activities         0.80     1.26     1.76       0.84
------------------------------------------------------------------------------
Distributions:
 Net investment income                  (0.49)   (0.51)   (0.36)     (0.21)
 Net realized gains                     (0.03)   (0.32)   (0.22)     --
Total Distributions                     (0.52)   (0.83)   (0.58)     (0.21)
------------------------------------------------------------------------------
net asset value, end of period         $12.52   $12.24   $11.81     $10.63
------------------------------------------------------------------------------
Total Return                             6.69%   11.16%   17.02%      8.48%(b)

ratios/supplementary data:
 Net assets at end of period (000)    $56,229  $84,447  $93,557    $72,155
 Ratio of expenses to average net
  assets                                 0.20%    0.20%    0.20%      0.20%(c)
 Ratio of net investment income to
  average net assets                     4.10%    3.85%    3.31%      3.84%(c)
 Ratio of expenses to average net
  assets*                                0.27%    0.26%    0.32%      0.56%(c)
 Portfolio turnover(d)                  20.99%   13.51%    9.71%     12.20%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       41
----

                     --------------------------------------------
                           Investor Growth & Income
  ONE GROUP(R)
--------------------------
                           Fund

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                                                december 10,
                                      year ended june 30,       1996 through
                                   ---------------------------    june 30,
CLASS I                              2000      1999     1998      1997(a)
-----------------------------------------------------------------------------
net asset value, beginning of
 period                              $13.29    $12.57   $10.93     $10.00
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)          0.43      0.35     0.25       0.15
 Net realized and unrealized gains
  (losses) from investments            0.63      1.32     1.92       0.93
-----------------------------------------------------------------------------
Total from Investment Activities       1.06      1.67     2.17       1.08
-----------------------------------------------------------------------------
Distributions:
 Net investment income                (0.42)    (0.48)   (0.25)     (0.15)
 Net realized gains                   (0.09)    (0.47)   (0.28)     --
Total Distributions                   (0.51)    (0.95)   (0.53)     (0.15)
-----------------------------------------------------------------------------
net asset value, end of period       $13.84    $13.29   $12.57     $10.93
-----------------------------------------------------------------------------
Total Return                           8.10%    14.11%   20.34%     10.87%(b)

ratios/supplementary data:
 Net assets at end of period (000) $207,040  $209,770  $98,060    $43,660
 Ratio of expenses to average net
  assets                               0.20%     0.20%    0.20%      0.20%(c)
 Ratio of net investment income to
  average net assets                   3.14%     3.70%    2.17%      2.78%(c)
 Ratio of expenses to average net
  assets*                              0.28%     0.27%    0.34%      0.66%(c)
 Portfolio turnover(d)                21.50%    17.87%   11.38%     18.07%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       42
----

                     -------------------------------------
                           Investor Growth Fund
  ONE GROUP(R)
-----------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate than that in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                                                  december 10,
                                        year ended june 30,       1996 through
                                      --------------------------    june 30,
CLASS I                                2000      1999     1998      1997(a)
-------------------------------------------------------------------------------
net asset value, beginning of period   $14.39    $13.39   $11.25     $10.00
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income (loss)            0.40      0.32     0.12       0.09
 Net realized and unrealized gains
  (losses) from investments              1.04      1.77     2.49       1.25
-------------------------------------------------------------------------------
Total from Investment Activities         1.44      2.09     2.61       1.34
-------------------------------------------------------------------------------
Distributions:
 Net investment income                  (0.34)    (0.43)   (0.12)     (0.09)
 Net realized gains                     (0.16)    (0.66)   (0.35)     --
Total Distributions                     (0.50)    (1.09)   (0.47)     (0.09)
-------------------------------------------------------------------------------
net asset value, end of period         $15.33    $14.39   $13.39     $11.25
-------------------------------------------------------------------------------
Total Return                            10.17%    16.84%   23.81%     13.50%(b)

ratios/supplementary data:
 Net assets at end of period (000)    $73,483  $100,566  $86,355    $31,318
 Ratio of expenses to average net
  assets                                 0.20%     0.20%    0.20%      0.20%(c)
 Ratio of net investment income to
  average net assets                     2.77%     2.57%    1.04%      1.70%(c)
 Ratio of expenses to average net
  assets*                                0.32%     0.31%    0.36%      0.77%(c)
 Portfolio turnover(d)                  28.66%    14.62%    4.05%     18.49%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       43
----

                           Appendix A
  ONE GROUP(R)
----------------------------------------------

Underlying Funds

The following is a brief description of the principal investment policies of each of the underlying funds.

One Group Prime Money Market Fund
One Group Prime Money Market Fund seeks current income with liquidity and sta-bility of principal by investing exclusively in high-quality, short-term money market instruments. These instruments include corporate notes, commercial pa-per, funding agreements, certificates of deposit, bank obligations and deposit notes. The Fund will concentrate in the financial services industry, including asset-backed commercial paper programs. The Fund intends to comply with the regulations of the Securities and Exchange Commission applicable to money mar-ket funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification re-straints on investments by the Fund. Under these regulations, the Fund will in-vest only in U.S. dollar-denominated securities, will maintain an average matu-rity on a dollar-weighted basis of 90 days or less, and will acquire only "eli-gible securities" that present minimal credit risks and are treated as having a maturity of 397 days or less.

One Group Short-Term Bond Fund
One Group Short-Term Bond Fund seeks current income consistent with preserva-tion of capital through investment in high- and medium-grade fixed-income secu-rities. The Fund normally invests at least 80% of total assets in debt securi-ties of all types with short to intermediate maturities. Debt securities in-clude bonds, notes and other obligations. At least 65% of the Fund's total as-sets will consist of bonds rated in one of the four investment grade categories at the time of investment, or if unrated, determined by Banc One Investment Ad-visors to be of comparable quality, some of which may be subject to repurchase agreements. Many investments will satisfy both requirements. Under normal mar-ket conditions, it is anticipated that the Fund's average weighted maturity or-dinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments, although for temporary de-fensive purposes the effective average weighted maturity may exceed three years. The Fund may also purchase taxable or tax-exempt municipal securities. Up to 20% of the Fund's total assets may be invested in preferred stocks.

One Group Intermediate Bond Fund
One Group Intermediate Bond Fund seeks current income consistent with the pres-ervation of capital through investments in high- and medium-grade fixed-income securities with intermediate maturities. The Fund will normally invest at least 80% of its total assets in debt securities of all types. Debt securities in-clude bonds, notes and other obligations. At least 65% of the Fund's total as-sets will consist of bonds rated in one of the four investment grade categories at the time of invest-

                                       44
----

------------
ment, or if unrated, determined by Banc One Investment Advisors to be of compa-rable quality, and at least 50% of total assets will consist of obligations is-sued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. Many investments will satisfy both requirements. The Fund also may invest in more speculative debt securities if they present attractive opportunities and are rated in the lowest investment grade category. The Fund may also purchase taxable or tax-exempt municipal se-curities. Under normal market conditions, it is anticipated that the Fund's av-erage weighted maturity will range between three and ten years. Up to 20% of the Fund's total assets may be invested in preferred stocks.

One Group Income Bond Fund
One Group Income Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt secu-rities. The Fund normally will invest at least 70% of its total assets in debt securities of all types rated as investment grade at the time of investment or, if unrated, determined by Banc One Investment Advisors to be of comparable quality. In addition, up to 30% of the Fund's total assets may be invested in convertible securities, preferred stock, loan participations and debt securi-ties rated below investment grade or, if unrated, determined by Banc One In-vestment Advisors to be of comparable quality. Securities rated below invest-ment grade are called "high yield bonds," "non-investment grade bonds" and "junk bonds." These securities are rated in the fifth or lower rating catego-ries, for example, BB or lower by Standard & Poor's Corporation ("S&P") and Ba or lower by Moody's Investors Service, Inc. ("Moody's"), and are considered to have speculative characteristics. Even though it may invest in debt securities in all rating categories, the Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category. As a matter of fun-damental policy, at least 65% of the Fund's total assets will consist of bonds. The Fund also may purchase taxable or tax-exempt municipal securities.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range between five and 20 years. The Fund may shorten its effective weighted average maturity to as little as two years if deemed ap-propriate for temporary defensive purposes.

One Group Bond Fund
One Group Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities. The Fund invests in all types of debt securities rated as investment grade, as well as convertible securities, preferred stock and loan participations. The Fund's av-erage weighted maturity will normally range between four and 12 years, although the Fund may shorten its weighted average if deemed appropriate for temporary defensive purposes. The Fund invests at least 65% of its total assets in debt securities of all types with intermediate to long maturities. As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds. The Fund also may purchase taxable or tax-exempt municipal securities.

                                       45
----

------------

One Group High Yield Bond Fund
The Fund seeks a high level of current income by investing primarily in a di-versified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective. The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations. The Fund's weighted average maturity will normally range between five and 10 years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund normally invests at least 80% of the Fund's total assets in debt securities which are rated below investment grade or unrated, although the Fund may invest up to 100% of the Fund's total assets in such securities. Securities rated be-low investment grade are called "high yield bonds," "non-investment grade bonds," "below investment grade bonds" and "junk bonds." These securities are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody's Investors Service, Inc.), and are considered to be speculative. The Fund also may invest up to 20% of its total assets in other securities, including investment grade debt securities. As a matter of funda-mental policy, at least 65% of the Fund's total assets will consist of bonds.

One Group Government Bond Fund
One Group Government Bond Fund seeks a high level of current income with li-quidity and safety of principal. The Fund will limit its investments to securi-ties issued by the U.S. government and its agencies and instrumentalities or related to securities issued by the U.S. government and its agencies and in-strumentalities. At least 65% of the total assets of the Fund will be invested in obligations guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, some of which may be subject to repur-chase agreements, and other securities representing an interest in or collater-alized by mortgages that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The average weighted maturity of the Fund is ex-pected to be between three and 15 years, however, the Fund's average weighted remaining maturity may be outside this range if warranted by market conditions. The balance of the Fund's assets may be invested in debt securities and taxable or tax-exempt municipal securities.

One Group Ultra Short-Term Bond Fund
One Group Ultra Short-Term Bond Fund seeks a high level of current income con-sistent with low volatility of principal by investing in a diversified portfo-lio of short-term investment grade securities. The Fund normally invests at least 80% of its total assets in debt securities of all types, including money market instruments. In addition, up to 20% of the Fund's total assets may be invested in other securities, including preferred stock. The Fund will invest in adjustable rate mortgage pass-through securities and other securities repre-senting an interest in or collateralized by mortgages with periodic interest rate resets, some of which may be subject to repurchase agreements. These secu-rities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the Fund also may purchase mortgage-backed securi-ties that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees as to timely pay-

                                       46
----

------------
ments. The Fund also may purchase mortgage and interest rate swaps and interest rate floors and caps. The Fund also may employ other investment techniques to enhance returns, such as loans of fund securities, mortgage dollar rolls, re-purchase agreements, options contracts and reverse repurchase agreements. The Fund will maintain a maximum duration of approximately two years.

One Group Mid Cap Value Fund
One Group Mid Cap Value Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. The Fund will invest mainly in equity securities with below-market average price-to-earnings and price-to-book value ratios. The issuer's soundness and earnings prospects also will be considered. In seeking to achieve the objective of capi-tal appreciation, Banc One Investment Advisors looks at anticipated changes that could positively impact the value of the company such as new products, de-ployment of new technologies, cost cutting efforts and changes in management. As a secondary consideration, Banc One Investment Advisors looks for companies that have the potential to increase their dividends over time. If Banc One In-vestment Advisors determines that a company's fundamentals are declining or that the company's ability to pay dividends has been impaired, it likely will eliminate the Fund's holding of the company's stock. The Fund normally invests at least 80% of its total assets in equity securities consisting of common stocks and debt securities and preferred stocks that are convertible into com-mon stocks. The Fund also may enter into options and futures transactions. The balance of the Fund's assets will be held in cash equivalents.

One Group International Equity Index Fund

One Group International Equity Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securi-ties in the Gross Domestic Product Weighted Morgan Stanley Capital Interna-tional Europe, Australasia and Far East Index ("MSCI EAFE GDP Index" or "EAFE GDP Index")./1/ The Fund normally will invest at least 65% of the value of its total assets in foreign equity securities, which are representative of the In-dex and secondarily in stock index futures. The Fund's investments will consist of common stocks (including sponsored and unsponsored American Depositary Re-ceipts) and preferred stocks, securities convertible into common stocks (only if they are listed on registered exchanges or actively traded in the over-the-counter market), warrants and depositary receipts. No more than 10% of the Fund's net assets will be held in cash or cash equivalents. The Fund may invest up to 10% of its net assets in securities of emerging international markets. A substantial portion of the Fund's assets will be denominated in foreign curren-cies.

One Group Diversified International Fund
One Group Diversified International Fund seeks long-term capital growth by in-vesting primarily in equity securities of foreign issuers. The Fund invests primarily in the securities of companies located in Europe, Asia and Latin America. The Fund also will invest in other regions and countries that present attractive investment

/1/"MSCI EAFE GDP Index" is a registered service mark of Morgan Stanley Capital
  International, which does not sponsor and is in no way affiliated with the Fund.

                                       47
----

------------
opportunities, including developing countries. In selecting a country for in-vestment, Banc One Investment Advisors analyzes the global economic and politi-cal situation, as well as the securities markets of selected countries. In se-lecting individual securities, Banc One Investment Advisors selects a represen-tative sampling of the companies comprising the individual country's stock mar-ket index. Banc One Investment Advisors uses its best judgment, experience and certain quantitative techniques to determine the countries in which the Fund will invest, as well as the amount invested in each country. Fund assets will be invested in at least three countries. The Fund will invest at least 65% of its total assets in foreign equity securities, consisting of common stocks (in-cluding American Depositary Receipts), preferred stocks, rights, warrants, con-vertible securities, foreign currencies and options on foreign currency, and other equity securities. Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents.

One Group Large Cap Growth Fund

One Group Large Cap Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities. The Fund will normally invest at least 65%, of the value of its total assets in equity securities con-sisting of common stocks, warrants and any rights to purchase common stocks. To achieve its objective, the Fund will invest primarily in equity securities of large, well established companies with weighted average capitalization in ex-cess of the market median capitalization of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")./1/ The Fund may invest the remainder of its assets in nonconvertible fixed income securities, repurchase agreements, options and futures contracts, securities issued by the U.S. government and its agencies and instrumentalities, and cash equivalents.

One Group Large Cap Value Fund
One Group Large Cap Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. The Fund will invest in equity securities of large-capitalization companies that are believed to be selling below their long-term investment values. The average weighted market capitalization of the companies in which the Fund in-vests will normally exceed the median market capitalization of the S&P 500 In-dex. In addition, the Fund may invest in stock of companies which have "break-up" values well in excess of current market values or which have uniquely un-dervalued corporate assets. The Fund normally will invest at least 65% of the value of its total assets in equity securities consisting of common stocks and debt securities and preferred stocks which are convertible into common stocks. The remainder of the Fund's assets will be held in cash equivalents.

One Group Mid Cap Growth Fund
One Group Mid Cap Growth Fund seeks growth of capital and, secondarily, current income by investing primarily in equity securities. The Fund invests in securi-ties that have the potential to produce above-average earnings growth per share over a

/1/"S&P 500" is a registered trademark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

                                       48
----

------------
one-to-three year period. Typically, the Fund acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Not all the securities pur-chased by the Fund will pay dividends. The Fund also invests in smaller compa-nies in emerging growth industries. At least 80% of the value of its total as-sets will be invested in equity securities consisting of common stocks and debt securities and preferred stocks that are convertible into common stocks. The Fund also may enter into options and futures transactions. The remainder of the Fund's assets will be held in cash equivalents.

One Group Diversified Mid Cap Fund
One Group Diversified Mid Cap Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Fund invests primarily in equity securities of companies with market capi-talizations of $500 million to $10 billion. Banc One Investment Advisors be-lieves that there are many companies of this size with strong growth potential, stable market share, and an ability to quickly respond to new business opportu-nities, all of which increase their likelihood of obtaining superior levels of profitability and investment returns. The Fund normally invests at least 65% of its total assets in common and preferred stock, rights, warrants, convertible securities and other equity securities. While the Fund invests primarily in se-curities of U.S. companies, up to 25% of its total assets may be invested in equity securities of foreign issuers. Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents.

One Group Diversified Equity Fund
One Group Diversified Equity Fund seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current in-come. The Fund invests primarily in common stocks of companies that have good fundamentals and reasonable valuations with the potential for continued earn-ings growth over time. The Fund uses a multi-style approach, meaning that it may invest across varied capitalization levels targeting both value and growth oriented companies. Because the Fund seeks return over the long term, Banc One Investment Advisors will not attempt to time the market. The Fund normally will invest at least 65% of the value of its total assets in securities with the characteristics described above.

Although the Fund intends to invest all of its assets in such securities, up to 35% of its total assets may be held in cash or invested in U.S. government se-curities, other investment grade fixed-income securities, cash and cash equiva-lents.

One Group Small Cap Growth Fund
One Group Small Cap Growth Fund seeks long-term capital growth primarily by in-vesting in a portfolio of equity securities of small-capitalization and emerg-ing growth companies. The Fund invests primarily in a portfolio of common stocks, debt securities, preferred stocks, convertible securities, warrants and other equity securities of small-capitalization companies. Generally, Banc One Investment Advisors selects a portfolio of companies with a capitalization equivalent to the median

                                       49
----

------------
market capitalization of the S&P Small-Cap 600 Index,/3/ although the Fund may occasionally hold securities of companies whose market capitalizations are con-siderably larger if doing so contributes to the Fund's investment objective. At least 65% of the value of the Fund's total assets normally will be invested in securities with the characteristics described above. Up to 35% of its total as-sets may be held in cash or invested in U.S. government securities, other in-vestment grade fixed-income securities and cash equivalents.

One Group Small Cap Value Fund
One Group Small Cap Value Fund seeks long-term capital growth by investing pri-marily in equity securities of small-capitalization companies. The Fund invests mainly in equity securities of small domestic companies with market capitaliza-tions of $100 million to $3 billion. In reviewing investment opportunities, Banc One Investment Advisors uses a value-oriented approach. Companies are se-lected based upon such valuation characteristics as price-to-earnings, price-to-book and price-to-cash flow ratios which are at a discount to market aver-ages. Banc One Investment Advisors also evaluates companies based on market value, balance sheet strength, management depth and quality, market and indus-try position, normalized return on capital and recent transactions involving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value.

While the Fund invests primarily in securities of U.S. companies, up to 25% of its total assets may be invested in equity securities of foreign issuers. Up to 20% of the Fund's total assets may be invested in U.S. government securities, other investment grade fixed income securities, cash and cash equivalents.

One Group Equity Income Fund
One Group Equity Income Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by invest-ing primarily in equity securities. The Fund attempts to keep its dividend yield above the S&P 500 Index by investing in common stocks of corporations which regularly pay dividends, although continued payment of dividends cannot be assured. The Fund will invest primarily in stocks with favorable, long-term fundamental characteristics, but stocks of companies that are out of favor in the financial community also may be purchased. The Fund normally invests at least 65% of the value of its total assets in equity securities consisting of common stocks, and debt securities and preferred stocks which are convertible into common stocks. The Fund also may enter into options and futures transac-tions. The balance of the Fund's assets will be held in cash equivalents.

One Group Equity Index Fund
One Group Equity Index Fund seeks investment results that correspond to the ag-gregate price and dividend performance of the securities in the S&P 500 Index. The Fund normally invests in many of the stocks which comprise the S&P 500 In-dex and secondarily in stock index futures. Cash reserves will not normally ex-

/3/"S&P Small-Cap 600" is a registered trademark of Standard & Poor's Corpora-tion, which does not sponsor and is in no way affiliated with the Fund.

                                       50
----

------------
ceed 10% of the Fund's net assets. Banc One Investment Advisors generally se-lects stocks for the Fund in the order of their weightings in the S&P 500 Index beginning with the heaviest weighted stocks. The percentage of the Fund's as-sets to be invested in each stock is approximately the same as the percentage it represents in the S&P 500 Index.

One Group Technology Fund
One Group Technology Fund mainly invests in equity securities of companies that have developed, or are expected to develop, products, processes or services that will provide significant technological advances and improvements. These companies may include, for example, companies that develop, produce or distrib-ute products in the computer, electronics and communications sectors. In se-lecting investments, the Fund generally will invest in companies (regardless of size) whose stocks appear to be trading below their true value.

                                       51
----

  ONE GROUP(R)             Appendix B
----------------------------------------------
Investment Practices

The underlying funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. For a more complete discus-sion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.


                           FUND NAME  FUND CODE
 ----------------------------------------------
     One Group(R) Prime Money Market
                                Fund       1
 ----------------------------------------------
   One Group(R) Short-Term Bond Fund       2
 ----------------------------------------------
      One Group(R) Intermediate Bond
                                Fund       3
 ----------------------------------------------
       One Group(R) Income Bond Fund       4
 ----------------------------------------------
              One Group(R) Bond Fund       5
 ----------------------------------------------
   One Group(R) High Yield Bond Fund       6
 ----------------------------------------------
   One Group(R) Government Bond Fund       7
 ----------------------------------------------
  One Group(R) Ultra Short-Term Bond
                                Fund       8
 ----------------------------------------------
     One Group(R) Mid Cap Value Fund       9
 ----------------------------------------------
   One Group(R) International Equity
                          Index Fund      10
 ----------------------------------------------
            One Group(R) Diversified
                  International Fund      11
 ----------------------------------------------
  One Group(R) Large Cap Growth Fund      12
 ----------------------------------------------
   One Group(R) Large Cap Value Fund      13
 ----------------------------------------------
    One Group(R) Mid Cap Growth Fund      14
 ----------------------------------------------
    One Group(R) Diversified Mid Cap
                                Fund      15
 ----------------------------------------------
     One Group(R) Diversified Equity
                                Fund      16
 ----------------------------------------------
  One Group(R) Small Cap Growth Fund      17
 ----------------------------------------------
   One Group(R) Small Cap Value Fund      18
 ----------------------------------------------
     One Group(R) Equity Income Fund      19
 ----------------------------------------------
      One Group(R) Equity Index Fund      20
 ----------------------------------------------
        One Group(R) Technology Fund      21

                                       52
----

------------

                                                                        Risk
Instrument                                                  Fund Code   Type
-------------------------------------------------------------------------------
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and       1-21 Market
CUBES.
-------------------------------------------------------------------------------
Treasury Receipts: TRs, TIGRs and CATS.                          1-21 Market
-------------------------------------------------------------------------------
U.S. Government Agency Securities: Securities issued by          1-21 Market
agencies and instrumentalities of the U.S. government.                Credit
These include Ginnie Mae, Fannie Mae and Freddie Mac.
-------------------------------------------------------------------------------
Certificates of Deposit: Negotiable instruments with a      1-6, 8-21 Market
stated maturity.                                                      Credit
                                                                      Liquidity
-------------------------------------------------------------------------------
Time Deposits: Non-negotiable receipts issued by a bank in  1-6, 8-21 Liquidity
exchange for the deposit of funds.                                    Credit
-------------------------------------------------------------------------------
Common Stock: Shares of ownership of a company.               6, 9-21 Market
-------------------------------------------------------------------------------
Repurchase Agreements: The purchase of a security and the        1-21 Credit
simultaneous commitment to return the security to the                 Market
seller at an agreed upon price on an agreed upon date.                Liquidity
This is treated as a loan.
-------------------------------------------------------------------------------
Reverse Repurchase Agreements: The sale of a security and        1-21 Market
the simultaneous commitment to buy the security back at an            Leverage
agreed upon price on an agreed upon date. This is treated
as a borrowing by a Fund.
-------------------------------------------------------------------------------
Securities Lending: The lending of up to 33 1/3% of a            1-21 Credit
Fund's total assets. In return, the Fund will receive                 Market
cash, other securities and/or letters of credit.                      Leverage
-------------------------------------------------------------------------------
When-Issued Securities and Forward Commitments: Purchase         1-21 Market
or contract to purchase securities at a fixed price for               Leverage
delivery at a future date.                                            Liquidity
                                                                      Credit
-------------------------------------------------------------------------------

                                       53
----

------------

                                                                        Risk
Instrument                                                 Fund Code    Type
-------------------------------------------------------------------------------
Investment Company Securities: Shares of other mutual           1-21 Market
funds, including One Group money market funds and shares
of other money market mutual funds for which Banc One
Investment Advisors or its affiliates serve as investment
advisor or administrator. The Government Bond Fund will
purchase only shares of investment companies which invest
exclusively in U.S. Treasury and other agency
obligations. Banc One Investment Advisors will waive
certain fees when investing in funds for which it serves
as investment advisor.
-------------------------------------------------------------------------------
Convertible Securities: Bonds or preferred stock that can  3-6, 8-21 Market
convert to common stock.                                             Credit
-------------------------------------------------------------------------------
Call and Put Options: A call option gives the buyer the         2-21 Management
right to buy, and obligates the seller of the option to              Liquidity
sell, a security at a specified price at a future date. A            Credit
put option gives the buyer the right to sell, and                    Market
obligates the seller of the option to buy, a security at             Leverage
a specified price at a future date. The Funds will sell
only covered call and secured put options.
-------------------------------------------------------------------------------
Futures and Related Options: A contract providing for the       2-21 Management
future sale and purchase of a specified amount of a                  Market
specified security, class of securities or an index at a             Credit
specified time in the future and at a specified price.               Liquidity
                                                                     Leverage
-------------------------------------------------------------------------------
Real Estate Investment Trusts ("REITS"): Pooled            2-6, 9-21 Liquidity
investment vehicles which invest primarily in income-                Management
producing real estate or real estate related loans or                Market
interest.                                                            Prepayment
                                                                     Tax
                                                                     Regulatory
-------------------------------------------------------------------------------
Bankers' Acceptances: Bills of exchange or time drafts          8-21 Credit
drawn on and accepted by a commercial bank. Maturities               Liquidity
are generally six months or less.                                    Market
-------------------------------------------------------------------------------

                                       54
----

------------

                                                           Fund         Risk
Instrument                                                 Code         Type
-------------------------------------------------------------------------------
Commercial Paper: Secured and unsecured short- term        1-6, 8-21 Credit
promissory notes issued by corporations and other                    Liquidity
entities. Maturities generally vary from a few days                  Market
to nine months.
-------------------------------------------------------------------------------
Foreign Securities: Stocks or debt issued by foreign       1-6, 8-21 Market
companies, as well as commercial paper of foreign                    Political
issuers and obligations of foreign banks, overseas                   Liquidity
branches of U.S. banks and supranational entities.                   Foreign
Includes American Depositary Receipts, Global                        Investment
Depositary Receipts, American Depositary Securities
and European Depositary Receipts.
-------------------------------------------------------------------------------
Restricted Securities: Securities not registered           1-6, 8-21 Liquidity
under the Securities Act of 1933, such as privately                  Market
placed commercial paper and Rule 144A securities.                    Credit
-------------------------------------------------------------------------------
Variable and Floating Rate Instruments: Obligations             1-21 Market
with interest rates which are reset daily, weekly,                   Credit
quarterly or some other period and which may be                      Liquidity
payable to the Fund on demand.
-------------------------------------------------------------------------------
Warrants: Securities, typically issued with preferred   1, 6, 10-13, Market
stock or bonds, that give the holder the right to buy  15-18, 20, 21 Credit a proportionate amount of common stock at a specified
price.
-------------------------------------------------------------------------------
Preferred Stock: A class of stock that generally pays      2-6, 9-21 Market
a dividend at a specified rate and has preference
over common stock in the payment of dividends and in
liquidation.
-------------------------------------------------------------------------------
Mortgage-Backed Securities: Debt obligations secured        1-8, 15, Prepayment
by real estate loans and pools of loans. These                18, 21 Market
include collateralized mortgage obligations ("CMOs"),                Credit
and Real Estate Mortgage Investment Conduits                         Regulatory
("REMICs").,
-------------------------------------------------------------------------------

                                       55
----

------------

                                                            Fund        Risk
Instrument                                                  Code        Type
-------------------------------------------------------------------------------
Demand Features: Securities that are subject to puts          1-6, 8 Market
and standby commitments to purchase the securities at a              Liquidity
fixed price (usually with accrued interest) within a                 Management
fixed period of time following demand by a Fund.
-------------------------------------------------------------------------------
Asset-Backed Securities: Securities secured by company   1-6, 8, 11, Prepayment
receivables, home equity loans, truck and auto loans,         15, 18 Market
leases, credit card receivables and other securities                 Credit
backed by other types of receivable or other assets.                 Regulatory
-------------------------------------------------------------------------------
Mortgage Dollar Rolls: A transaction in which a Fund        2-8, 11, Prepayment
sells securities for delivery in a current month and          15, 18 Market
simultaneously contracts with the same party to                      Regulatory
repurchase similar but not identical securities on a
specified future date.
-------------------------------------------------------------------------------
Adjustable Rate Mortgage Loans ("ARMS"): Loans in a              2-8 Prepayment
mortgage pool which provide for a fixed initial                      Market
mortgage interest rate for a specified period of time,               Credit
after which the rate may be subject to periodic                      Regulatory
adjustments.
-------------------------------------------------------------------------------
Corporate Debt Securities: Corporate bonds and non-          2-6, 8, Market
convertible debt securities.                                  12, 21 Credit
-------------------------------------------------------------------------------
Swaps, Caps and Floors: A Fund may enter into these             2-21 Market
transactions to manage its exposure to changing                      Management
interest rates and other factors. Swaps involve an                   Credit
exchange of obligations by two parties. Caps and floors              Liquidity
entitle a purchaser to a principal amount from the
seller of the cap or floor to the extent that a
specified index exceeds or falls below a predetermined
interest rate or amount.
-------------------------------------------------------------------------------
New Financial Products: New options and futures                 2-21 Management
contracts, and other financial products continue to be               Credit
developed and the Fund may invest in such options,                   Market
contracts and products.                                              Liquidity
-------------------------------------------------------------------------------

                                       56
----

------------

                                                              Fund      Risk
Instrument                                                    Code      Type
-------------------------------------------------------------------------------
Structured Instruments: Debt securities issued by agencies      2-19 Market
and instrumentalities of the U.S. government, banks,                 Management
municipalities, corporations and other businesses whose              Liquidity
interest and/or principal payments are indexed to foreign            Credit
currency exchange rates, interest rates, or one or more              Foreign
other referenced indices.                                            Investment
-------------------------------------------------------------------------------
Municipal Securities: Securities issued by a state or         1-6, 8 Market
political subdivision to obtain funds for various public             Credit
purposes. Municipal securities include private activity              Political
bonds and industrial development bonds, as well as General           Tax
Obligation Notes, Tax Anticipation Notes, Bond Anticipation          Regulatory
Notes, Revenue Anticipation Notes, Project Notes, other
short-term tax-exempt obligations, municipal leases and
obligations of municipal housing authorities and single
family revenue bonds.
-------------------------------------------------------------------------------
Obligations of Supranational Agencies: Obligations of        10, 11, Credit
supranational agencies which are chartered to promote         15, 18 Foreign
economic development and are supported by various                    Investment
governments and governmental agencies.
-------------------------------------------------------------------------------
Currency Futures and Related Options: The Fund may engage     10, 11 Management
in transactions in financial futures and related options,            Liquidity
which are generally described above. The Fund will enter             Credit
into these transactions in foreign currencies and for                Market
hedging purposes only.                                               Political
                                                                     Leverage
                                                                     Foreign
                                                                     Investment
-------------------------------------------------------------------------------
Forward Foreign Exchange Transactions: Contractual            10, 11 Management
agreement to purchase or sell one specified currency for             Liquidity
another currency at a specified future date and price. The           Credit
Fund will enter into forward foreign exchange transactions           Market
for hedging purposes only.                                           Political
                                                                     Leverage
                                                                     Foreign
                                                                     Investment
-------------------------------------------------------------------------------

                                       57
----

------------

                                                              Fund      Risk
Instrument                                                    Code      Type
-------------------------------------------------------------------------------
Zero Coupon Debt Securities: Bonds and other debt that pay  2-8, 11, Credit
no interest, but are issued at a discount from their value    15, 18 Market
at maturity. When held to maturity, their entire return              Zero
equals the difference between their issue price and their            Coupon
maturity value.
-------------------------------------------------------------------------------
Zero-Fixed-Coupon Debt Securities: Zero-coupon debt              2-8 Credit
securities which convert on a specified date to interest-            Market
bearing debt securities.                                             Zero
                                                                     Coupon
-------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities: Derivative multi-           2-8 Prepayment
class mortgage securities usually structured with two                Market
classes of shares that receive different proportions of              Credit
the interest and principal from a pool of mortgage-backed            Regulatory
obligations. These include IOs and POs.
-------------------------------------------------------------------------------
Inverse Floating Rate Instruments: Floating rate debt            2-8 Market
instruments with interest rates that reset in the opposite           Leverage
direction from the market rate of interest to which the              Credit
inverse floater is indexed.
-------------------------------------------------------------------------------
Loan Participations and Assignments: Participations in, or    2-6, 8 Credit
assignments of all or a portion of loans to corporations             Political
or to governments of the less developed countries                    Foreign
("LDCs").                                                            Investment
                                                                     Market
                                                                     Liquidity
-------------------------------------------------------------------------------
Fixed Rate Mortgage Loans: Investments in fixed rate             2-8 Credit
mortgage loans or mortgage pools which bear simple                   Prepayment
interest at fixed annual rates and have short to long                Regulatory
final maturities.                                                    Market
-------------------------------------------------------------------------------
Short-Term Funding Agreements Funding agreements issued by    1-6, 8 Credit
banks and highly rated U.S. insurance companies such as              Liquidity
Guaranteed Investment Contracts (GICs) and Bank Investment           Market
Contracts (BICs).
-------------------------------------------------------------------------------

                                       58
----

------------

                                                                 Fund   Risk
Instrument                                                       Code   Type
-------------------------------------------------------------------------------
Index Shares: Ownership in unit investment trusts and other      9-21 Market
pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular index, such as Standard and Poor's
Depository Receipts ("SPDR's") and NASDAQ 100's.
-------------------------------------------------------------------------------
Extendable Commercial Notes: Variable rate notes which normally     1 Market
mature within a short period of time (e.g., one month) but            Credit
which may be extended by the issuer for a maximum maturity of         Liquidity
13 months.
-------------------------------------------------------------------------------
Participation Interests: Interests in municipal securities,         1 Credit
including municipal leases, from financial institutions such as       Tax
commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Funds to treat the income from the investment as exempt
from federal income tax.
-------------------------------------------------------------------------------

                                       59
----

------------
Investment Risks

Below is a more complete discussion of the types of risks inherent in the secu-rities and investment techniques listed above. Because of these risks, the value of the securities held by the underlying funds may fluctuate, as will the value of the Fund's investments in the underlying funds. Ultimately, the value of your investment will be affected. Certain investments are more susceptible to these risks than others.

 . Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obli-gation. Credit risk is generally higher for non-investment grade securities. The price and liquidity of a security can be adversely affected prior to ac-tual default as its credit status deteriorates and the probability of default rises.

 . Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is of-ten associated with investments in derivatives, but also may be embedded di-rectly in the characteristics of other securities.

  Hedged. When a derivative (a security whose value is based on another se-curity or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substan-tially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the de-rivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

  Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

 . Liquidity Risk. The risk that certain securities may be difficult or impossi-ble to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

 . Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

 . Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a se-curity to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, in-dustry, sector of the economy or the market as a whole. There is also the risk that the current

                                       60
----

------------
  interest rate may not accurately reflect existing market rates. For fixed in-come securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

 . Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizures of foreign deposits, changes in tax or trade statutes and governmental collapse and war.

 . Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

 . Prepayment Risk. The risk that the principal repayment of a security will oc-cur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than ex-pected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline.
  When mortgage and other obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, any premium paid, resulting in an unexpected capital loss.

 . Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of out-standing securities.

 . Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restric-tions on "due on sale" clauses and state usury laws.

 . Zero Coupon Risk. The risk associated with changes in interest rates. The market prices of securities structured as zero coupon or pay-in-kind securi-ties are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically. This risk is similar to Market Risk, which is described above.

                                       61
----

------------
If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI"): The SAI provides more detailed in-formation about the Funds and is incorporated into this prospectus by refer-ence.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-877-691-1118, or by writing the Funds at:

 one group(R) mutual funds

 1111 Polaris parkway

 Columbus, Ohio 43271-1235

  or visiting

 WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Ref-erence Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information also may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

TOG-I-125                                                 [LOGO OF ONE GROUP(R)]
for institutional clients

Municipal Bond Funds

                    PROSPECTUS

                    Class I Shares

                    November 1, 2000

                    One Group(R) Short-Term Municipal Bond Fund

                    One Group(R) Intermediate Tax-Free Bond Fund

                    One Group(R) Tax-Free Bond Fund

                    One Group(R) Municipal Income Fund

                    One Group(R) Arizona Municipal Bond Fund

                    One Group(R) Kentucky Municipal Bond Fund

                    One Group(R) Louisiana Municipal Bond Fund

                    One Group(R) Michigan Municipal Bond Fund

                    One Group(R) Ohio Municipal Bond Fund

                    One Group(R) West Virginia Municipal Bond Fund

                    The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                 ---------

Table of
  contents

           Fund Summaries: Investments, Risk &
                                   Performance
      One Group Short-Term Municipal Bond Fund   3
                                                ---
     One Group Intermediate Tax-Free Bond Fund   7
                                                ---
                  One Group Tax-Free Bond Fund   11
                                                ---
               One Group Municipal Income Fund   15
                                                ---
         One Group Arizona Municipal Bond Fund   19
                                                ---
        One Group Kentucky Municipal Bond Fund   24
                                                ---
       One Group Louisiana Municipal Bond Fund   29
                                                ---
        One Group Michigan Municipal Bond Fund   34
                                                ---
            One Group Ohio Municipal Bond Fund   39
                                                ---
   One Group West Virginia Municipal Bond Fund   44
                                                ---

                  More About the Funds
                  Principal Investment
                            Strategies   49
                                        ---
                      Investment Risks   53
                                        ---
                   Investment Policies   53
                                        ---
                     Portfolio Quality   54
                                        ---
                   Temporary Defensive
                             Positions   55
                                        ---
                    Portfolio Turnover   55
                                        ---

       How to Do Business
    with One Group Mutual
                    Funds
   Purchasing Fund Shares   56
                           ---
   Exchanging Fund Shares   59
                           ---
    Redeeming Fund Shares   60
                           ---

      Shareholder Information
                Voting Rights   63
                               ---
            Dividend Policies   63
                               ---
             Tax Treatment of
                 Shareholders   63
                               ---
       Shareholder Statements
                  and Reports   66
                               ---

          Management of One
               Group Mutual
                      Funds
                The Advisor    67
                              ---
          The Fund Managers    67
                              ---

     Financial    68
    Highlights   ---
      Appendix
            A:
    Investment    78
     Practices   ---

                     -----------------------------
  ONE GROUP(R)             PRIVACY POLICY
--------------------------------------------------

One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

 .Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representatives, but do not invest in One Group Mutual Funds.

 .Customer -- a consumer who has a continuing relationship with One Group
   Mutual Funds through record ownership of fund shares.

 .Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory listing is an example of public information.

Collection of Nonpublic Personal Information
We collect information to service your account, to protect you from fraud and to make available products and services that may be of interest to you. We col-lect nonpublic personal information about you from the following sources:

 . Information we receive from you on applications or other forms, on our website or through other means;

 . Information we receive from you through transactions, correspondence and other communications with us; and

 . Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Non-Affiliated Third Parties
We do not share any nonpublic personal information about our customers or for-mer customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to com-panies who help us maintain and service your account. For instance, we will share

                                       1
----

------------
information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas or as described in the following section.

Information Sharing with Joint Marketers
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint mar-keting agreements. However, we only provide information about you to that bro-ker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

Children's Online Privacy Act Disclosure
From our website, One Group Mutual Funds does not knowingly collect or use per-sonal information from children under the age of 13 without obtaining verifi-able consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Security
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclo-sure of information or access to information about you.

We restrict access to nonpublic personal information about you to those indi-viduals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

One Group Mutual Funds' Privacy Commitment
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

                                       2
----

                    --------------------------------------------------
  ONE GROUP(R)             Short-Term Municipal Bond Fund
-----------------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of the Short-Term Municipal Bond Fund?
The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the main investment strategies of the Short-Term Municipal Bond Fund? The Fund invests in a portfolio of municipal securities with an average weighted maturity of three years or less. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cy-cles. The Short-Term Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Ad-visors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical struc-ture of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strat-egies."

What are municipal securities?
Municipal securities are bonds and notes issued by states, territories and pos-sessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are is-sued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?
Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for in-dividuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal in-come tax. In addition, corporate shareholders will be required to take the in-terest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be tax-able.

What are the main risks of investing in the Short-Term Municipal Bond Fund?
The main risks of investing in the Short-Term Municipal Bond Fund and the cir-cumstances likely to adversely affect your investment are described below. The share price of the Short-Term Municipal Bond Fund will change every day in re-sponse to market conditions. You may lose money if you invest in the Short-Term Municipal Bond Fund. For additional information on risk, please read "Invest-ment Risks."

main risks

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in inter-est

                                       3
----

  Fund Summary             Short-Term Municipal Bond Fund
---------------------------
rates. If rates increase, the value of the Fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. Your investment will decline in value if the value of a Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your invest-ment.

Derivatives. The Fund invests in securities that may be considered to be deriv-atives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as ex-pected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally con-sidered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Credit Risk. There is a risk that issuers and counterparties will not make pay-ments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securi-ties held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect li-quidity and make it difficult for the Fund to sell the security.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
How has the Short-Term Municipal Bond Fund performed?
By showing the variability of the Short-Term Municipal Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Short-Term Municipal Bond Fund is not necessarily an indication of how the Fund will perform in the future.

                                       4
----

  Fund Summary             Short-Term Municipal Bond Fund
---------------------------

Bar Chart (per calendar year)/1/  --  Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.



                                    [GRAPH]

                              1999          1.20%

1 For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 3.80%. Performance data includes the performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with One Group Short-Term Municipal Bond Fund on March 22, 1999.

--------------------------------------------------------------------------------
Best Quarter: 0.73% 1Q 1999    Worst Quarter: -0.23% 2Q 1999
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999/1/

--------------------------------------------------------------------------------

             inception         performance
         date of class 1 year since 5/4/98
------------------------------------------
Class I     5/4/98     1.20%     3.09%
------------------------------------------
Lehman Brothers Short
 Municipal Bond
 Index/2/              2.00%     3.39%
------------------------------------------
Lehman Brothers 3
 Year Municipal Bond
 Index/3/              1.96%     3.35%
------------------------------------------
Lipper Short-Term
 Municipal Debt Fund
 Index/4/              2.07%     3.13%
------------------------------------------

/1/The above-quoted performance data includes the performance of the Pegasus
  Short Municipal Bond Fund for the period before it was consolidated with One Group Short-Term Municipal Bond Fund on March 22, 1999.

/2/The Lehman Brothers Short Municipal Bond Index is an unmanaged index of in-vestment grade, tax-exempt municipal bonds with short-term maturities. The performance of the index does not reflect the deduction of expenses associ-ated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses. The bench-mark index for the Short-Term Municipal Bond Fund has changed from the Lehman Brothers 3 Year Municipal Bond Index to the Lehman Brothers Short Municipal Bond Index in order to better represent the investment policies for compari-son purposes.

/3/The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged index gener-ally representative of the short-term municipal bond market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

/4/The Lipper Short-Term Municipal Debt Fund Index consists of funds that in-vest in municipal debt issues with dollar-weighted average maturities of one to three years. The performance of the index does not reflect the deduction of ex-penses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

                                       5
----

  Fund Summary             Short-Term Municipal Bond Fund
---------------------------

Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
-----------------------------------------------------
(expenses that are deductible from Fund
assets)                                       class i
-----------------------------------------------------
Investment Advisory Fees                        .60%
-----------------------------------------------------
Distribution [and/or Service] (12b-1) Fees      none
-----------------------------------------------------
Other Expenses/1/                               .27%
-----------------------------------------------------
Total Annual Fund Operating Expenses            .87%
-----------------------------------------------------
Fee Waiver [and/or Expense Reimbursement]/2/   (.32%)
-----------------------------------------------------
Net Expenses                                    .55%
-----------------------------------------------------

/1/Expense Information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .55% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.


Examples

--------------------------------------------------------------------------------

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $56                $246                      $451                      $1,043
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of in-

                        /1/Without contractual fee waivers, 1 Year expenses
                           would be $89.
vesting in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                                       6
----

                     --------------------------------------------------
  ONE GROUP(R)             Intermediate Tax-Free Bond Fund
-----------------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of the Intermediate Tax-Free Bond Fund?
The Fund seeks current income exempt from federal income taxes consistent with prudent investment management and the preservation of capital.

What are the main investment strategies of the Intermediate Tax-Free Bond Fund? The Fund invests primarily in a portfolio of municipal securities with an aver-age weighted maturity of between three and 10 years. Banc One Investment Advi-sors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Intermediate Tax-Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex le-gal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?
Municipal securities are bonds and notes issued by states, territories and pos-sessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are is-sued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?
Up to 20% of the Fund's assets may be invested in municipal securities, the in-terest on which may be subject to the federal alternative minimum tax for indi-viduals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal in-come tax. In addition, corporate shareholders will be required to take the in-terest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be tax-able.

What are the main risks of investing in the Intermediate Tax-Free Bond Fund? The main risks of investing in the Intermediate Tax-Free Bond Fund and the cir-cumstances likely to adversely affect your investment are described below. The share price of the Intermediate Tax-Free Bond Fund will change every day in re-sponse to market conditions. You may lose money if you invest in the Intermedi-ate Tax-Free Bond Fund. For additional information on risk, please read "In-vestment Risks."

main risks

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of the Fund's investments generally de-clines. On

                                       7
----

  Fund Summary             Intermediate Tax-Free Bond Fund
---------------------------
the other hand, if rates fall, the value of the investments generally increas-es. Your investment will decline in value if the value of a Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturi-ties tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make pay-ments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securi-ties held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect li-quidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally con-sidered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives. The Fund may invest in securities that are considered to be deriv-atives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as ex-pected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Intermediate Tax-Free Bond Fund performed?
By showing the variability of the Intermediate Tax-Free Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Intermediate Tax-Free Bond Fund is not necessarily an indication of how the Fund will perform in the future.


                                       8
----

  Fund Summary             Intermediate Tax-Free Bond Fund
---------------------------

Bar Chart (per calendar year)/1/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                               1991      10.02%
                               1992       7.54%
                               1993       9.68%
                               1994      (3.90)%
                               1995      13.06%
                               1996       4.39%
                               1997       8.20%
                               1998       6.00%
                               1999      (2.32)%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.95%.

--------------------------------------------------------------------------------
Best Quarter: 5.14% 1Q1995   Worst Quarter: -4.73% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999

--------------------------------------------------------------------------------

           inception                  performance
         date of class 1 year 5 years since 9/4/90
--------------------------------------------------
Class I     9/4/90     -2.32%  5.75%     5.92%
--------------------------------------------------
Lehman Brothers 7
 Year Municipal Bond
 Index/1/              -0.14%  6.35%     6.75%
--------------------------------------------------
Lehman Brothers 3-15
 Year Municipal Bond
 Index/2/              -0.46%  6.68%         *
--------------------------------------------------
Lipper Intermediate
 Municipal Fund
 Index/3/              -1.37%  5.59%     6.02%
--------------------------------------------------

/1/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index com-prised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of ex-penses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these ex-penses.

/2/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses asso-ciated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

/3/The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in this category.
* Index did not exist.


                                       9
----

  Fund Summary             Intermediate Tax-Free Bond Fund
---------------------------

Fees and Expenses

--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
-----------------------------------------------------
(expenses that are deductible from Fund
assets)                                       class i
-----------------------------------------------------
Investment Advisory Fees                        .60%
-----------------------------------------------------
Distribution [and/or Service] (12b-1) Fees      none
-----------------------------------------------------
Other Expenses/1/                               .19%
-----------------------------------------------------
Total Annual Fund Operating Expenses            .79%
-----------------------------------------------------
Fee Waiver [and/or Expense Reimbursement]/2/   (.19%)
-----------------------------------------------------
Net Expenses                                    .60%
-----------------------------------------------------


/1/Expense Information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .60% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

              1 year/1/           3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                 $61               $233                      $420                       $960
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of in-

                        /1/ Without contractual fee waivers, 1 Year expenses would be $81.
vesting in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                                       10
----

                     ----------------------------------
  ONE GROUP(R)             Tax-Free Bond Fund
--------------------------------------------------------

Fund Summary: Investments, Risk & Performance

What is the goal of the Tax-Free Bond Fund?
The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the main investment strategies of the Tax-Free Bond Fund?
The Fund invests primarily in a portfolio of municipal securities. Banc One In-vestment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will per-form well over market cycles. The Tax-Free Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex le-gal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?
Municipal securities are bonds and notes issued by states, territories and pos-sessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are is-sued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?
Up to 20% of the Fund's assets may be invested in municipal securities, the in-terest on which may be subject to the federal alternative minimum tax for indi-viduals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal in-come tax. In addition, corporate shareholders will be required to take the in-terest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be tax-able.

What are the main risks of investing in the Tax-Free Bond Fund?
The main risks of investing in the Tax-Free Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Tax-Free Bond Fund will change every day in response to market condi-tions. You may lose money if you invest in the Tax-Free Bond Fund. For addi-tional information on risk, please read "Investment Risks."

main risks

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of the Fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. Your

                                       11
----

  Fund Summary             Tax-Free Bond Fund
---------------------------
investment will decline in value if the value of a Fund's investments de-creases. Securities with greater interest rate sensitivity and longer maturi-ties tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives. The Fund may invest in securities that are considered to be deriv-atives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as ex-pected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally con-sidered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Credit Risk. There is a risk that issuers and counterparties will not make pay-ments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securi-ties held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect li-quidity and make it difficult for the Fund to sell the security.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Tax-Free Bond Fund performed?

By showing the variability of the Tax-Free Bond Fund's performance from year to year, the charts below help show the risk of investing in the Fund. Please re-member that the past performance of the Tax-Free Bond Fund is not necessarily an indication of how the Fund will perform in the future.


                                       12
----

  Fund Summary             Tax-Free Bond Fund
---------------------------

Bar Chart (per calendar year)/1/,/2/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                                1990      7.76%
                                1991     11.85%
                                1992      9.45%
                                1993     10.74%
                                1994     (1.98)%
                                1995     17.17%
                                1996      3.76%
                                1997      9.34%
                                1998      5.99%
                                1999     (3.15)%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 6.27%.

/2/Performance data includes performance of the Pegasus Municipal Bond Fund for the period before it was consolidated with the One Group Tax-Free Bond Fund on March 22, 1999. For periods prior to the commencement of operations of Class I shares on February 1, 1995, Class I performance is based on Class A performance from March 1, 1988 to January 31, 1995, unadjusted for differ-ences in expenses.

--------------------------------------------------------------------------------

Best Quarter: 6.66% 1Q1995   Worst Quarter: -3.74% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999/1/

--------------------------------------------------------------------------------

                                               performance
           inception                              since
         date of class 1 year 5 years 10 years   3/1/88
----------------------------------------------------------
Class I     2/1/95     -3.15%  6.41%   6.93%      7.23%
----------------------------------------------------------
Lehman Brothers
 Municipal Bond
 Index/2/              -2.06%  6.91%   6.89%      7.34%
----------------------------------------------------------
Lipper General
 Municipal Debt
 Index/3/              -4.07%  6.14%   6.29%      6.91%
----------------------------------------------------------

/1/The above quoted performance data includes the performance of the Pegasus
  Municipal Bond Fund for the period before it was consolidated with the One Group Tax-Free Bond Fund on March 22, 1999. For periods prior to the com-mencement of operations of Class I shares on February 1, 1995, Class I per-formance is based on Class A performance from March 1, 1988 to January 31, 1995, unadjusted for differences in expenses.

/2/The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper General Municipal Bond Index consists of the equally weighted av-erage monthly return of the largest funds within the universe of all funds in this category.


                                       13
----

  Fund Summary             Tax-Free Bond Fund
---------------------------

Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
----------------------------------------------------
(expenses that are deducted from Fund         class
assets)                                         i
----------------------------------------------------
Investment Advisory Fees                        .45%
----------------------------------------------------
Distribution [and/or Service] (12b-1) Fees      none
----------------------------------------------------
Other Expenses/1/                               .21%
----------------------------------------------------
Total Annual Fund Operating Expenses            .66%
----------------------------------------------------
Fee Waiver [and/or Expense Reimbursement]/2/  (.04%)
----------------------------------------------------
Net Expenses                                    .62%
----------------------------------------------------

/1/Expense Information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .62% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $63                $207                      $364                       $819
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of investing in
other mutual
                        /1/Without contractual fee waivers, 1 Year expenses
                          would be $67.
funds. The examples assume that you invest $10,000 in the Fund for the time pe-riods indicated and reflect what you would pay if you redeemed all of your shares or if you hold them. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       14
----

                     ---------------------------------------
  ONE GROUP(R)             Municipal Income Fund
-------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of the Municipal Income Fund?
The Fund seeks current income exempt from federal income taxes.

What are the main investment strategies of the Municipal Income Fund?
The Fund invests in a portfolio of municipal securities, including mortgage-backed securities. While current income is the Fund's primary focus, it seeks to produce income in a manner consistent with the preservation of principal. The Fund's average weighted maturity will normally range between five and 15 years. From time to time, a significant portion of the Funds total assets may be invested in municipal housing authority obligations. Banc One Investment Ad-visors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Municipal Income Fund spreads its holdings across vari-ous security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evalua-tion of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strat-egies."

What are municipal securities?
Municipal securities are bonds and notes issued by states, territories and pos-sessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are is-sued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?
Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for in-dividuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal in-come tax. In addition, corporate shareholders will be required to take the in-terest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be tax-able.

What are the main risks of investing in the Municipal Income Fund?
The main risks of investing in the Municipal Income Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Municipal Income Fund will change every day in response to market condi-tions. You may lose money if you invest in the Municipal Income Fund. For addi-tional information on risk, please read "Investment Risks."

main risks

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. The securities decrease in value based on changes in interest rates. If rates increase, the

                                       15
----

  Fund Summary             Municipal Income Fund
---------------------------
value of the Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of a Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Prepayment and Call Risk. As part of its main investment strategy, the Munici-pal Income Fund may invest in mortgage-backed securities. The issuers of these and other callable securities may be able to repay principal in advance, espe-cially when interest rates fall. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. When mortgages are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premi-ums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Credit Risk. There is a risk that issuers and counterparties will not make pay-ments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securi-ties held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect li-quidity and make it difficult for the Fund to sell the security.

Derivatives. The Fund may invest in securities that are considered to be deriv-atives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as ex-pected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally con-sidered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Municipal Income Fund performed?
By showing the variability of the Municipal Income Fund's performance from year to year, the charts below help show the risk of investing in the Fund. Please remember that the past performance of the Municipal Income Fund is not neces-sarily an indication of how the Fund will perform in the future.

                                       16
----

  Fund Summary             Municipal Income Fund
---------------------------

Bar Chart (per calendar year)/1/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [GRAPH]

                               1994       (1.60)%
                               1995       12.01%
                               1996        4.58%
                               1997        8.58%
                               1998        6.14%
                               1999       (2.49)%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.02%.

--------------------------------------------------------------------------------
Best Quarter: 4.74% 1Q1995   Worst Quarter: -1.91% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999

--------------------------------------------------------------------------------

                                     performance
           inception                    since
         date of class 1 year 5 year   2/9/93
------------------------------------------------
Class I     2/9/93     -2.49% 5.65%     4.70%
------------------------------------------------
Lehman Brothers 7
 Year Municipal Bond
 Index/1/               0.14% 6.35%     5.02%
------------------------------------------------
Lehman Brothers 3-15
 Year Municipal Bond
 Index/2/              -0.46% 6.68%         *
------------------------------------------------
Lipper Intermediate
 Municipal Fund
 Index/3/              -1.37% 5.59%     4.34%
------------------------------------------------

/1/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index com-prised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of ex-penses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these ex-penses.

/2/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses asso-ciated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

/3/The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
* Index did not exist.


                                       17
----

  Fund Summary             Municipal Income Fund
---------------------------

Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
-----------------------------------------------------
(expenses that are deducted from Fund
assets)                                       class i
-----------------------------------------------------
Investment Advisory Fees                        .45%
-----------------------------------------------------
Distribution [and/or Service] (12b-1) Fees      none
-----------------------------------------------------
Other Expenses/1/                               .22%
-----------------------------------------------------
Total Annual Fund Operating Expenses            .67%
-----------------------------------------------------
Fee Waiver [and/or Expense Reimbursement]/2/   (.05%)
-----------------------------------------------------
Net Expenses                                    .62%
-----------------------------------------------------

/1/Expense Information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .62% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $63                $209                      $368                       $830
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of investing in
other mutual

                        /1/Without contractual fee waivers, 1 Year expenses
                          would be $68.
funds. The examples assume that you invest $10,000 in the Fund for the time pe-riods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       18
----

                     ------------------------------------------------
  ONE GROUP(R)             Arizona Municipal Bond Fund
--------------------------------------------------------------------------------

Fund Summary: Investments, Risk & Performance

What is the goal of the Arizona Municipal Bond Fund?
The Fund seeks current income exempt from federal income tax and Arizona per-sonal income tax, consistent with the preservation of principal.

What are the main investment strategies of the Arizona Municipal Bond Fund?
The Fund invests in municipal securities issued by or on behalf of Arizona and its respective authorities, political subdivisions, agencies and instrumentali-ties. The interest paid on Arizona municipal securities is exempt from federal income tax and Arizona personal income tax. A portion of the Fund's total as-sets also may be invested in municipal securities issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securi-ties that it believes will perform well over market cycles. The Arizona Munici-pal Bond Fund spreads its holdings across various security types within the mu-nicipal securities market. Banc One Investment Advisors selects individual se-curities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?
Municipal securities are bonds and notes issued by states, territories and pos-sessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are is-sued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?
Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for in-dividuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal in-come tax. In addition, corporate shareholders will be required to take the in-terest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be tax-able.

What are the main risks of investing in the Arizona Municipal Bond Fund?
The main risks of investing in the Arizona Municipal Bond Fund and the circum-stances likely to adversely affect your investment are described below. The share price of the Arizona Municipal Bond Fund will change every day in re-sponse to market conditions. You may lose money if you invest in the Arizona Municipal Bond Fund. For additional information on risk, please read "Invest-ment Risks."

                                       19
----

  Fund Summary             Arizona Municipal Bond Fund
---------------------------

main risks

Non-Diversification. The Arizona Municipal Bond Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversifica-tion increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Arizona Municipal Bond Fund is not diver-sified and because it concentrates its investments in the securities of issuers in Arizona, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, Arizona's population growth continues to outpace the national average. However, this growth is expensive and Arizona's economic outlook depends on its ability to match long-term revenues with expenditures. In addition, Arizona's continued growth depends, to some extent, on its ability to manage its water resources.

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of the Fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. Your investment will decline in value if the value of a Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your invest-ment.

Derivatives. The Fund may invest in securities that are considered to be deriv-atives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as ex-pected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make pay-ments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securi-ties held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect li-quidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally con-sidered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

                                       20
----

  Fund Summary             Arizona Municipal Bond Fund
---------------------------

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Arizona Municipal Bond Fund performed?
By showing the variability of the Arizona Municipal Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Arizona Municipal Bond Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                              1990          6.47%
                              1991         10.37%
                              1992          7.65%
                              1993          9.98%
                              1994         (2.38)%
                              1995         11.96%
                              1996          4.05%
                              1997          7.33%
                              1998          5.56%
                              1999         (2.27)%

/1/ For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.26%. The Arizona Municipal Bond Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and re-strictions as the Fund. The quoted performance of the Fund includes the perfor-mance of the common trust fund for the period prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been regis-tered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter: 4.65% 4Q1990   Worst Quarter: -3.51% 1Q1994
--------------------------------------------------------------------------------

                                       21
----

  Fund Summary             Arizona Municipal Bond Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999/1/

--------------------------------------------------------------------------------

           inception                            performance
         date of class 1 year 5 years 10 years since 11/30/79
-------------------------------------------------------------
Class I     1/20/97    -2.27%  5.22%   5.77%       6.84%
-------------------------------------------------------------
Lehman Brothers 7
 Year Municipal Bond
 Index/2/              -0.14%  6.35%   6.59%           *
-------------------------------------------------------------
Lehman Brothers 3-15
 Year Municipal Bond
 Index/3/              -0.46%  6.68%       *           *
-------------------------------------------------------------
Lipper Intermediate
 Municipal Fund
 Index/4/              -1.37%  5.59%   5.90%           *
-------------------------------------------------------------

/1/The Arizona Municipal Bond Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for the period prior to the Fund's commencement of opera-tions as adjusted to reflect the expenses associated with the Fund. The com-mon trust fund was not registered with the SEC and was not subject to the in-vestment restrictions, limitations and diversification restrictions imposed by law on registered mutual funds. If the common trust fund had been regis-tered, its return may have been lower.

/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index com-prised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of ex-penses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these ex-penses.

/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses as-sociated with a mutual fund, such as investment management fees. By con-trast, the performance of the Fund reflects the deduction of these expenses.

/4/The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
*  Index did not exist.

                                       22
----

  Fund Summary             Arizona Municipal Bond Fund
---------------------------

Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     class i
---------------------------------------------------
Investment Advisory Fees                     .45%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees   none
---------------------------------------------------
Other Expenses/1/                            .20%
---------------------------------------------------
Total Annual Fund Operating Expenses         .65%
---------------------------------------------------

/1/Expense Information has been restated to reflect current fees.

Examples

--------------------------------------------------------------------------------

              1 year            3 years                     5 years                     10 years
                        ------------------------------------------------------------------------
               $66               $208                        $362                         $810
                        ------------------------------------------------------------------------

The examples are
intended to help you
compare the cost of
investing in the
Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       23
----

                     --------------------------------------------------
  ONE GROUP(R)             Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of the Kentucky Municipal Bond Fund?
The Fund seeks current income exempt from federal income tax and Kentucky per-sonal income tax, consistent with the preservation of principal.

What are the main investment strategies of the Kentucky Municipal Bond Fund? The Fund invests in municipal securities issued by or on behalf of Kentucky and its respective authorities, political subdivisions, agencies and instrumentali-ties. The interest paid on Kentucky municipal securities is exempt from federal income tax and Kentucky personal income tax. The Fund also may invest in munic-ipal securities issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One In-vestment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will per-form well over market cycles. The Kentucky Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex le-gal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?
Municipal securities are bonds and notes issued by states, territories and pos-sessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are is-sued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?
Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for in-dividuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal in-come tax. In addition, corporate shareholders will be required to take the in-terest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be tax-able.

What are the main risks of investing in the Kentucky Municipal Bond Fund?
The main risks of investing in the Kentucky Municipal Bond Fund and the circum-stances likely to adversely affect your investment are described below. The share price of the Kentucky Municipal Bond Fund will change every day in re-sponse to market conditions. You may lose money if you invest in the Kentucky Municipal Bond Fund. For additional information on risk, please read "Invest-ment Risks."

main risks

Non-Diversification. The Kentucky Municipal Bond Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the

                                       24
----

  Fund Summary             Kentucky Municipal Bond Fund
---------------------------
securities of a single issuer than can a "diversified" fund. Non-diversifica-tion increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Kentucky Municipal Bond Fund is not di-versified and because it concentrates its investments in the securities of is-suers in Kentucky, certain factors including economic conditions, constitu-tional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, securities issued by Kentucky and its agencies are general obligations of the issuer only in those rare instances when they are approved by the voters in a state-wide referendum. In other instances, payment generally is dependent on only the revenues generated directly from the properties financed by the se-curities or the lease payments from a user which may be bound by only a short-term lease.

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of the Fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. Your investment will decline in value if the value of a Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your invest-ment.

Derivatives. The Fund may invest in securities that are considered to be deriv-atives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as ex-pected, the value of the derivative security and your investment in the Fund declines. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make pay-ments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securi-ties held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect li-quidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally con-sidered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

                                       25
----

  Fund Summary             Kentucky Municipal Bond Fund
---------------------------

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Kentucky Municipal Bond Fund performed?
By showing the variability of the Kentucky Municipal Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Kentucky Municipal Bond Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/,/2/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                              1994        (5.67)%
                              1995        15.32%
                              1996         4.18%
                              1997         7.50%
                              1998         5.52%
                              1999        (1.64)%

/1/ For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.19%.
/2/ Performance data includes the performance of the Trademark Kentucky Munici-pal Bond Fund for the period before it was consolidated with the One Group Ken-tucky Municipal Bond Fund on January 20, 1995.

--------------------------------------------------------------------------------
Best Quarter: 6.17% 1Q1995   Worst Quarter: -4.63% 1Q1994
--------------------------------------------------------------------------------

                                       26
----

  Fund Summary             Kentucky Municipal Bond Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999/1/

--------------------------------------------------------------------------------

                                       performance
           inception                      since
         date of class 1 year  5 years   3/12/93
--------------------------------------------------
Class I     3/12/93    -1.64%   6.04%     4.50%
--------------------------------------------------
Lehman Brothers 7
 Year Municipal Bond
 Index/2/              -0.14%   6.35%     5.29%
--------------------------------------------------
Lehman Brothers 3-15
 Year Municipal Bond
 Index/3/              -0.46%   6.68%         *
--------------------------------------------------
Lipper Intermediate
 Municipal Fund
 Index/4/              -1.37%   5.59%     4.57%
--------------------------------------------------

/1/ The above quoted performance data includes the performance of the Trademark Kentucky Municipal Bond Fund for the period before it was consolidated with the One Group Kentucky Municipal Bond Fund on January 20, 1995.

/2/ The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index com-prised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

/3/ The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the per-formance of the Fund reflects the deduction of these expenses.
/4/ The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
* Index did not exist.


                                       27
----

  Fund Summary             Kentucky Municipal Bond Fund
---------------------------
Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
----------------------------------------------------
(expenses that are deducted from Fund         class
assets)                                         i
----------------------------------------------------
Investment Advisory Fees                       .45%
----------------------------------------------------
Distribution [and/or Service] (12b-1) Fees     none
----------------------------------------------------
Other Expenses/1/                              .22%
----------------------------------------------------
Total Annual Fund Operating Expenses           .67%
----------------------------------------------------
Fee Waiver [and/or Expense Reimbursement]/2/  (.02%)
----------------------------------------------------
Net Expenses                                   .65%
----------------------------------------------------

/1/Expense Information has been restated to reflect current fees.
/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .65% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $66                $212                      $371                       $833
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of investing in
other mutual

                        /1/Without contractual fee waivers, 1 Year expenses
                          would be $68.
funds. The examples assume that you invest $10,000 in the Fund for the time pe-riods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the period shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       28
----

                     --------------------------------------------------
  ONE GROUP(R)             Louisiana Municipal Bond Fund
------------------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of the Louisiana Municipal Bond Fund?
The Fund seeks current income exempt from federal income tax and Louisiana per-sonal income tax, consistent with the preservation of principal.

What are the main investment strategies of the Louisiana Municipal Bond Fund? The Fund invests in municipal securities issued by or on behalf of Louisiana and its respective authorities, political subdivisions, agencies and instrumen-talities. The interest paid on Louisiana municipal securities is exempt from federal income tax and Louisiana personal income tax. A portion of the Fund's total assets also may be invested in municipal securities issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securi-ties for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Louisiana Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors se-lects individual securities after performing a risk/reward evaluation of inter-est rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?
Municipal securities are bonds and notes issued by states, territories and pos-sessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are is-sued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?
Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for in-dividuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal in-come tax. In addition, corporate shareholders will be required to take the in-terest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be tax-able.

What are the main risks of investing in the Louisiana Municipal Bond Fund?
The main risks of investing in the Louisiana Municipal Bond Fund and the cir-cumstances likely to adversely affect your investment are described below. The share price of the Louisiana Municipal Bond Fund will change every day in re-sponse to market conditions. You may lose money if you invest in the Louisiana Municipal Bond Fund. For additional information on risk, please read "Invest-ment Risks."

                                       29
----

  Fund Summary             Louisiana Municipal Bond Fund
---------------------------
MAIN RISKS

Non-Diversification. The Louisiana Municipal Bond Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversifi-cation increases the risk of loss to the Fund if an issuer fails to make inter-est or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Louisiana Municipal Bond Fund is not di-versified and because it concentrates its investments in the securities of is-suers in Louisiana, certain factors including economic conditions, constitu-tional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Louisiana economy is heavily dependent on a single industry, in this case energy (oil and gas). Louisiana continues to recover from the oil price declines of the mid-1980's. Although Louisiana has reduced its per capita debt burden to more moderate levels, wealth and income indicators are below the national average. Louisiana's average employment growth for the past five years is the highest since 1982. Economic growth is expected to follow the national trend and slow over the next five years.

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of the Fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your invest-ment.

Derivatives. The Fund may invest in securities that are considered to be deriv-atives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as ex-pected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make pay-ments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securi-ties held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect li-quidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally con-sidered

                                       30
----

  Fund Summary             Louisiana Municipal Bond Fund
---------------------------
investment grade securities, they are considered to have speculative character-istics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Louisiana Municipal Bond Fund performed?
By showing the variability of the Louisiana Municipal Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Louisiana Municipal Bond Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/,/2/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                              1990          7.41%
                              1991          9.93%
                              1992          7.97%
                              1993         10.35%
                              1994         (3.25)%
                              1995         12.02%
                              1996          4.41%
                              1997          7.41%
                              1998          5.59%
                              1999         (2.05)%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.39%.

/2/Performance data includes the performance of the Paragon Louisiana Tax-Free
  Bond Fund for the period before it was consolidated with the One Group Loui-siana Municipal Bond Fund on March 26, 1996. For periods prior to the com-mencement of operations of Class I shares on March 26, 1996, Class I perfor-mance is based on Class A performance from December 29, 1989 to March 25, 1996, unadjusted for differences in expenses.

--------------------------------------------------------------------------------
Best Quarter: 4.81% 1Q1995   Worst Quarter: -4.19% 1Q1994
--------------------------------------------------------------------------------

                                       31
----

  Fund Summary             Louisiana Municipal Bond Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999/1/

--------------------------------------------------------------------------------

             inception            5             performance
         date of class 1 year years 10 years since 12/29/89
-----------------------------------------------------------
Class I     3/26/96    -2.05% 5.38%  5.87%       5.90%
-----------------------------------------------------------
Lehman Brothers 7
 Year Municipal Bond
 Index/2/              -0.14% 6.35%  6.59%       6.59%
-----------------------------------------------------------
Lehman Brothers 3-15
 Year Municipal Bond
 Index/3/              -0.46% 6.68%      *           *
-----------------------------------------------------------
Lipper Intermediate
 Municipal Bond Fund
 Index/4/              -1.37% 5.59%  5.90%       5.90%
-----------------------------------------------------------

/1/The above-quoted performance data includes the performance of the Paragon
  Louisiana Tax-Free Bond Fund for the period before it was consolidated with the One Group Louisiana Municipal Bond Fund on March 26, 1996. For periods prior to the commencement of operations of Class I shares on March 26, 1996, Class I performance is based on Class A performance from December 29, 1989 to March 25, 1996 unadjusted for differences in expenses.

/2/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/4/The Lipper Intermediate Municipal Bond Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
* Index did not exist.

                                       32
----

  Fund Summary             Louisiana Municipal Bond Fund
---------------------------

Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
-----------------------------------------------------
(expenses that are deducted from Fund
assets)                                       class i
-----------------------------------------------------
Investment Advisory Fees                        .60%
-----------------------------------------------------
Distribution [and/or Service] (12b-1) Fees      none
-----------------------------------------------------
Other Expenses/1/                               .23%
-----------------------------------------------------
Total Annual Fund Operating Expenses            .83%
-----------------------------------------------------
Fee Waiver [and/or Expense Reimbursement]/2/   (.18%)
-----------------------------------------------------
Net Expenses                                    .65%
-----------------------------------------------------

/1/Expense Information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .65% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $66                $247                      $443                      $1,009
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of in-

                        /1/Without contractual fee waivers, 1 Year expenses
                           would be $85.
vesting in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                                       33
----

                     --------------------------------------------------
  ONE GROUP(R)             Michigan Municipal Bond Fund
------------------------------------------------------------------------

Fund Summary: Investments, Risk & Performance

What is the goal of the Michigan Municipal Bond Fund?
The Fund seeks current income exempt from federal income tax and Michigan per-sonal income tax, consistent with the preservation of principal.

What are the main investment strategies of the Michigan Municipal Bond Fund? The Fund invests in municipal securities issued by or on behalf of Michigan and its respective authorities, political subdivisions, agencies and instrumentali-ties. The interest paid on Michigan municipal securities is exempt from federal income tax and Michigan personal income tax. A portion of the Fund's total as-sets also may be invested in municipal securities issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securi-ties that it believes will perform well over market cycles. The Michigan Munic-ipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?
Municipal securities are bonds and notes issued by states, territories and pos-sessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are is-sued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?
Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for in-dividuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal in-come tax. In addition, corporate shareholders will be required to take the in-terest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be tax-able.

What are the main risks of investing in the Michigan Municipal Bond Fund?
The main risks of investing in the Michigan Municipal Bond Fund and the circum-stances likely to adversely affect your investment are described below. The share price of the Michigan Municipal Bond Fund will change every day in re-sponse to market conditions. You may lose money if you invest in the Michigan Municipal Bond Fund. For additional information on risk, please read "Invest-ment Risks."

                                       34
----

  Fund Summary             Michigan Municipal Bond Fund
---------------------------

main risks

Non-Diversification. The Michigan Municipal Bond Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversifi-cation increases the risk of loss to the Fund if an issuer fails to make inter-est or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Michigan Municipal Bond Fund is not di-versified and because it concentrates its investments in the securities of is-suers in Michigan, certain factors including economic conditions, constitu-tional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales tax-es, income taxes and Michigan single business taxes. State and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer a substantial part of the financing of education costs from local property taxes to sales taxes and other taxes imposed at the state level.

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of the Fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. Your investment will decline in value if the value of a Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your invest-ment.

Derivatives. The Fund may invest in securities that are considered to be deriv-atives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as ex-pected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make pay-ments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securi-ties held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect li-quidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally con-sidered

                                       35
----

  Fund Summary             Michigan Municipal Bond Fund
---------------------------
investment grade securities, they are considered to have speculative character-istics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Michigan Municipal Bond Fund performed?
By showing the variability of the Michigan Municipal Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Michigan Municipal Bond Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/,/2/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [GRAPH]

                            1994            (5.37)%
                            1995            16.43%
                            1996             3.46%
                            1997             9.42%
                            1998             5.91%
                            1999            (3.91)%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 6.07%.

/2/Performance data includes the performance of the Pegasus Michigan Municipal
  Bond Fund for the period before it was consolidated with the One Group Michi-gan Municipal Bond Fund on March 22, 1999.

--------------------------------------------------------------------------------
Best Quarter: 6.71% 1Q1995   Worst Quarter: -5.52% 1Q1994
--------------------------------------------------------------------------------

                                       36
----

  Fund Summary             Michigan Municipal Bond Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999/1/

--------------------------------------------------------------------------------

                                                                  PERFORMANCE
                                      INCEPTION                      SINCE
                                    DATE OF CLASS 1 YEAR  5 YEARS   2/1/93
Class I                                2/1/93     -3.91%   6.05%     5.02%
-----------------------------------------------------------------------------
Lehman Brothers 7 Year Municipal
 Bond Index/2/                                     0.14%   6.35%     5.02%
-----------------------------------------------------------------------------
Lehman Brothers Michigan Municipal
 Bond Index/3/                                    -2.28%   7.10%        *
-----------------------------------------------------------------------------
Lipper Michigan Municipal Debt Fund Index/4/      -3.66%   5.62%     4.29%
-----------------------------------------------------------------------------

/1/ The above-quoted performance data includes the performance of the Pegasus Michigan Municipal Bond Fund for the period before it was consolidated with the One Group Michigan Municipal Bond Fund on March 22, 1999.

/2/ The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index com-prised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

/3/ The Lehman Brothers Michigan Municipal Debt Fund Index is an unmanaged in-dex generally representative of the Michigan municipal bond market. The perfor-mance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/4/ The Lipper Michigan Municipal Bond Fund Index is comprised of funds that limit their asset to those securities that are exempt from taxation in a spe-cific state (double tax-exempt) or city (triple tax-exempt).
* Index did not exist.


                                       37
----

  Fund Summary             Michigan Municipal Bond Fund
---------------------------
Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     class i
---------------------------------------------------
Investment Advisory Fees                     .45%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees   none
---------------------------------------------------
Other Expenses/1/                            .20%
---------------------------------------------------
Total Annual Fund Operating Expenses         .65%
---------------------------------------------------

/1/Expense Information has been restated to reflect current fees.

Examples

--------------------------------------------------------------------------------

             1 Year             3 years                     5 years                     10 years
                        ------------------------------------------------------------------------
              $66                $208                        $362                         $810
                        ------------------------------------------------------------------------

The examples are
intended to help you
compare the cost of
investing in the
Fund with the cost
of
investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                                       38
----

                     --------------------------------------------
  ONE GROUP(R)             Ohio Municipal Bond Fund
------------------------------------------------------------------

Fund Summary: Investments, Risk & Performance

What is the goal of the Ohio Municipal Bond Fund?
The Fund seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

What are the main investment strategies of the Ohio Municipal Bond Fund?
The Fund invests in municipal securities issued by or on behalf of Ohio and its respective authorities, political subdivisions, agencies and instrumentalities. The interest paid on Ohio municipal securities is exempt from federal income tax and Ohio personal income tax. A portion of the Fund's total assets also may be invested in municipal securities issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term ap-proach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cycles. The Ohio Municipal Bond Fund spreads its holdings across various security types within the municipal securi-ties market. Banc One Investment Advisors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal Securities?
Municipal securities are bonds and notes issued by states, territories and pos-sessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are is-sued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?
Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for in-dividuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal in-come tax. In addition, corporate shareholders will be required to take the in-terest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be tax-able.

What are the main risks of investing in the Ohio Municipal Bond Fund?
The main risks of investing in the Ohio Municipal Bond Fund and the circum-stances likely to adversely affect your investment are described below. The share price of the Ohio Municipal Bond Fund will change every day in response to market conditions. You may lose money if you invest in the Ohio Municipal Bond Fund. For additional information on risk, please read "Investment Risks."

main risks

Non-Diversification. The Ohio Municipal Bond Fund is "non-diversified." This means that the Fund may invest a more significant portion of its assets in the

                                       39
----

  Fund Summary             Ohio Municipal Bond Fund
---------------------------
securities of a single issuer than can a "diversified" fund. Non-diversifica-tion increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Geographic Concentration. Because the Ohio Municipal Bond Fund is not diversi-fied and because it concentrates its investments in the securities of issuers in Ohio, certain factors including economic conditions, constitutional amend-ments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Ohio economy relies to a significant degree on manufacturing. As a result, eco-nomic activity in Ohio tends to be cyclical, which may affect the market value of Ohio Municipal Securities or the ability of issuers to make timely payments of interest and principal.

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of the Fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. Your investment will decline in value if the value of a Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your invest-ment.

Derivatives. The Fund may invest in securities that are considered to be deriv-atives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as ex-pected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make pay-ments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securi-ties held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect li-quidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally con-sidered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       40
----

  Fund Summary             Ohio Municipal Bond Fund
---------------------------

How has the Ohio Municipal Bond Fund performed?
By showing the variability of the Ohio Municipal Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Ohio Municipal Bond Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                             1992            8.54%
                             1993           11.52%
                             1994           (4.71)%
                             1995           13.28%
                             1996            4.15%
                             1997            7.46%
                             1998            5.64%
                             1999           (2.10)%


1 For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.22%.

--------------------------------------------------------------------------------
Best Quarter: 4.89% 1Q1995   Worst Quarter: -4.71% 1Q1994
--------------------------------------------------------------------------------

                                       41
----

  Fund Summary             Ohio Municipal Bond Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999

--------------------------------------------------------------------------------

                                      performance
             inception                      since
         date of class 1 year 5 years      7/2/91
-------------------------------------------------
Class I     7/2/91     -2.10%  5.57%     5.72%
-------------------------------------------------
Lehman Brothers 7
 Year Municipal Bond
 Index/1/              -0.14%  6.35%     6.33%
-------------------------------------------------
Lehman Brothers 3-15
 Year Municipal Bond
 Index/2/              -0.46%  6.68%         *
-------------------------------------------------
Lipper Intermediate
 Municipal Fund
 Index/3/              -1.37%  5.59%     5.60%
-------------------------------------------------

/1/The Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index com-prised of investment group municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of ex-penses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these ex-penses.

/2/The Lehman Brothers 3-15 Year Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses as-sociated with a mutual fund, such as investment management fees. By con-trast, the performance of the Fund reflects the deduction of these expenses.

/3/The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
* Index did not exist.


                                       42
----

  Fund Summary             Ohio Municipal Bond Fund
---------------------------
Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
-----------------------------------------------------
(expenses that are deducted from Fund
assets)                                       class i
-----------------------------------------------------
Investment Advisory Fees                        .60%
-----------------------------------------------------
Distribution [and/or Service] (12b-1) Fees      none
-----------------------------------------------------
Other Expenses/1/                               .23%
-----------------------------------------------------
Total Annual Fund Operating Expenses            .83%
-----------------------------------------------------
Fee Waiver [and/or Expense Reimbursement]/2/   (.21%)
-----------------------------------------------------
Net Expenses                                    .62%
-----------------------------------------------------

/1/Expense Information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .62% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $63                $244                      $440                      $1,006
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of

                        /1/Without contractual fee waivers, 1 Year expenses
                          would be $85.

investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them to the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                                       43
----

                     -------------------------------------------------------
  ONE GROUP(R)             West Virginia Municipal Bond Fund
-----------------------------------------------------------------------------

Fund Summary: Investments, Risk & Performance

What is the goal of the West Virginia Municipal Bond Fund?
The Fund seeks current income exempt from federal income tax and West Virginia personal income tax, consistent with the preservation of principal.

What are the main investment strategies of the West Virginia Municipal Bond
Fund?
The Fund invests in municipal securities issued by or on behalf of West Vir-ginia and its respective authorities, political subdivisions, agencies and in-strumentalities. The interest paid on West Virginia municipal securities is ex-empt from federal income tax and West Virginia personal income tax. A portion of the Fund's total assets also may be invested in municipal securities issued by other states and territories. The Fund's average weighted maturity normally will range between five and 20 years. Banc One Investment Advisors selects se-curities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, Banc One Investment Advisors looks for individual securities that it believes will perform well over market cy-cles. The West Virginia Municipal Bond Fund spreads its holdings across various security types within the municipal securities market. Banc One Investment Ad-visors selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical struc-ture of the transaction. For more information about the Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strat-egies."

What are municipal securities?
Municipal securities are bonds and notes issued by states, territories and pos-sessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are is-sued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?
Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for in-dividuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal in-come tax. In addition, corporate shareholders will be required to take the in-terest on municipal securities into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be tax-able.

What are the main risks of investing in the West Virginia Municipal Bond Fund? The main risks of investing in the West Virginia Municipal Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the West Virginia Municipal Bond Fund will change every day in response to market conditions. You may lose money if you invest in the West Virginia Municipal Bond Fund. For additional information on risk, please read "Investment Risks."

                                       44
----

  Fund Summary             West Virginia Municipal Bond Fund
---------------------------

main risks

Non-Diversification. The West Virginia Municipal Bond Fund is "non-diversi-fied." This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a "diversified" fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security de-clines.

Geographic Concentration. Because the West Virginia Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in West Virginia, certain factors including economic conditions, con-stitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's invest-ments. For example, coal mining and related industries are an important part of the West Virginia economy. Increased government regulation and a reduced demand for coal has adversely affected that industry. West Virginia's unemployment rate is above the national average.

Interest Rate Risk. The Fund invests mainly in bonds and other debt securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of the Fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your invest-ment.

Derivatives. The Fund may invest in securities that are considered to be deriv-atives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as ex-pected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Credit Risk. There is a risk that issuers and counterparties will not make pay-ments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securi-ties held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect li-quidity and make it difficult for the Fund to sell the security.

Portfolio Quality. The Fund may invest in municipal securities that are rated in the lowest investment grade. Even though such securities are generally con-sidered investment grade securities, they are considered to have speculative characteristics. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

                                       45
----

  Fund Summary             West Virginia Municipal Bond Fund
---------------------------

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the West Virginia Municipal Bond Fund performed?
By showing the variability of the West Virginia Municipal Bond Fund's perfor-mance from year to year, the chart and table below help show the risk of in-vesting in the Fund. Please remember that the past performance of the West Vir-ginia Municipal Bond Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [GRAPH]

                              1990          7.17%
                              1991          9.01%
                              1992          6.93%
                              1993          7.73%
                              1994         (0.12)%
                              1995         10.66%
                              1996          4.71%
                              1997          7.90%
                              1998          5.87%
                              1999         (2.20)%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.48%. The West Virginia Municipal Bond Fund commenced oper-ations on January 20, 1997, subsequent to the transfer of assets from a com-mon trust fund with materially equivalent investment objectives, policies, guidelines, and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for the period prior to the Fund's commencement of operations as adjusted to reflect the expenses associ-ated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversifica-tion requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter: 4.06% 1Q1995   Worst Quarter: -2.04% 2Q1999
--------------------------------------------------------------------------------

                                       46
----

  Fund Summary             West Virginia Municipal Bond Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999/1/

--------------------------------------------------------------------------------

             inception                            performance
         date of class 1 year 5 years 10 years since 12/31/83
-------------------------------------------------------------
Class I     1/20/97    -2.20%  5.30%   5.70%       6.75%
-------------------------------------------------------------
Lehman Brothers 7
 Year Municipal Bond
 Index/2/              -0.14%  6.35%   6.59%           *
-------------------------------------------------------------
Lehman Brothers 3-15
 Year Municipal Bond
 Index/3/              -0.46%  6.68%       *           *
-------------------------------------------------------------
Lipper Intermediate
 Municipal Fund
 Index/4/              -1.37%  5.59%   5.90%           *
-------------------------------------------------------------

/1/The West Virginia Municipal Bond Fund commenced operations on
  January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objec-tives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for period prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been reg-istered, its return may have been lower.

/2/The Lehman Brothers 7 Year Municipal Bond Index is an unman-aged index comprised of investment grade municipal bonds with maturities close to seven years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these ex-penses.

/3/The Lehman Brothers 3-15 Year Municipal Bond Index is an un-managed index comprised of investment grade, tax-exempt munici-pal bonds with maturities of 3-15 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By con-trast, the performance of the Fund reflects the deduction of these expenses.
/4/The Lipper Intermediate Municipal Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
* Index did not exist.

                                       47
----

  Fund Summary             West Virginia Municipal Bond Fund
---------------------------

Fees and Expenses

--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
-----------------------------------------------------
(expenses that are deducted from Fund
assets)                                       class i
-----------------------------------------------------
Investment Advisory Fees                        .45%
-----------------------------------------------------
Distribution [and/or Service] (12b-1) Fees      none
-----------------------------------------------------
Other Expenses/1/                               .23%
-----------------------------------------------------
Total Annual Fund Operating Expenses            .68%
-----------------------------------------------------
Fee Waiver [and/or Expense Reimbursement]/2/   (.03%)
-----------------------------------------------------
Net Expenses                                    .65%
-----------------------------------------------------


/1/Expense Information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .65% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

              1 year/1/           3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                 $66               $215                      $376                       $844
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of

                        /1/Without contractual fee waivers, 1 Year expenses
                           would be $69.

investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                                       48
----

                     --------------------------------------
  ONE GROUP(R)             More About The Funds
------------------------------------------------------------
Each of the ten funds described in this prospectus is a series of One Group Mu-tual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Man-agement of the Funds" and the Statement of Additional Information.

Principal Investment Strategies

The mutual funds described in this prospectus are designed to produce income exempt from federal and/or state income tax. The principal investment strate-gies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospec-tus. They are also described below.

                FUNDAMENTAL POLICIES

 Each Fund's investment strategy may involve "fun-damental policies." A policy is fundamental if it cannot be changed without the consent of a major-ity of the outstanding shares of the Fund.



There can be no assurance that the Funds will achieve their investment objec-tives. Please note that each Fund also may use strategies that are not de-scribed below, but which are described in the Statement of Additional Informa-tion.

one group short-term municipal bond fund. The Fund invests at least 80% of its net assets in investment grade municipal securities, as well as mortgage-backed securities and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . As a matter of fundamental policy, the Fund invests as least 65% of its total assets in bonds.

 . The Fund will, from time to time, invest more than 25% of its net assets in municipal housing authority obligations.

 . Up to 20% of the Fund's total assets may be held in cash and cash equivalents.

 . The Fund's average weighted maturity normally will be three years or less.

one group intermediate tax-free bond fund. The Fund invests at least 80% of its net assets in investment grade municipal securities, including restricted secu-rities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . As a matter of fundamental policy, the Fund invests at least 65% of its total assets in bonds.

 . The Fund's average weighted maturity normally will range between three and 10 years.

                                       49
----

------------

             WHAT IS AVERAGE WEIGHTED MATURITY?

    Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a fund calculated so as to count most heavily those se-curities with the highest dollar value. Average maturity is important to bond investors as an in-dication of a fund's sensitivity to changes in interest rates. The longer the average maturity, the more fluctuation in share price you can ex-pect. The terms "Intermediate" and "Short-Term" in a fund's name refer to the average maturity the fund maintains.


one group tax-free bond fund. The Fund invests at least 80% of its net assets in investment grade municipal securities. The securities in which the Fund in-vests may have fixed rates of return or floating or variable rates.

 . As a matter of fundamental policy, the Fund invests as least 65% of its total assets in bonds.

 . Up to 20% of the Fund's total assets may be held in cash and cash equivalents.

 . The Fund may invest in securities without regard to maturity.

one group municipal income fund. The Fund invests at least 80% of its net as-sets in investment grade municipal securities, as well as mortgage-backed secu-rities and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . As a matter of fundamental policy, the Fund invests as least 65% of its total assets in bonds.

 . As a matter of fundamental policy, the Fund will not invest more than 25% of its total assets:

 (i)  in securities within a single industry; or

 (ii) in securities of governmental units or issuers in the same state, ter-ritory or possession. However, from time to time, the Fund will invest more than 25% of its net assets in municipal housing authority obliga-tions.

 . The Fund's average weighted maturity will range from five to 15 years, al-though the Fund may shorten its average weighted maturity to as little as two years if appropriate for temporary defensive purposes.

one group arizona municipal bond fund. The Fund invests at least 80% of its to-tal assets in municipal securities issued by or on behalf of Arizona and its respective authorities, political subdivisions, agencies and instrumentalities. This is a fundamental policy.

 . The Fund also may invest up to 20% of its total assets in municipal secu-rities of other states and territories.

                                       50
----

------------

 . The Fund will purchase Arizona municipal securities only if it receives assurances from attorneys for the issuer of the securities that the inter-est payable on the securities is exempt from federal income tax and Ari-zona personal income tax.

 . The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

one group kentucky municipal bond fund. The Fund invests at least 80% of its total assets in municipal securities that are exempt from federal income tax. Alternatively, the Fund invests its assets so that 80% of its annual interest income is exempt from federal income tax. The Fund invests at least 65% of its total assets in securities issued by or on behalf of Kentucky and its respec-tive authorities, political subdivisions, agencies and instrumentalities. These are fundamental policies.

 . The Fund also may invest up to 35% of its total assets in municipal secu-rities of other states and territories.

 . The Fund will purchase Kentucky municipal securities only if it receives assurances from attorneys for the issuer of the securities that the inter-est payable on the securities is exempt from federal income tax and Ken-tucky personal income tax.

 . The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

one group louisiana municipal bond fund. The Fund invests at least 80% of its total assets in municipal securities issued by or on behalf of Louisiana and its respective authorities, political subdivisions, agencies and instrumentali-ties. This is a fundamental policy.

 . The Fund also may invest up to 20% of its total assets in municipal secu-rities of other states and territories.

 . The Fund will purchase Louisiana municipal securities only if it receives assurances from attorneys for the issuer of the securities that the in-terest payable on the securities is exempt from federal income tax and Louisiana personal income tax.

 . The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

one group michigan municipal bond fund. The Fund invests at least 80% of its total assets in municipal securities issued by or on behalf of Michigan and its

                                       51
----

------------
respective authorities, political subdivisions, agencies and instrumentalities. This is a fundamental policy.

 . The Fund also may invest up to 20% of its total assets in municipal secu-rities of other states and territories.

 . The Fund will purchase Michigan municipal securities only if it receives assurances from attorneys for the issuer of the securities that the in-terest payable on the securities is exempt from federal income tax and Michigan personal income tax.

 . The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

one group ohio municipal bond fund. The Fund invests at least 80% of its total assets in municipal securities issued by or on behalf of Ohio and its respec-tive authorities, political subdivisions, agencies and instrumentalities. This is a fundamental policy.

 . The Fund also may invest up to 20% of its total assets in municipal secu-rities of other states and territories.

 . The Fund will purchase Ohio municipal securities only if it receives as-surances from attorneys for the issuer of the securities that the inter-est payable on the securities is exempt from federal income tax and Ohio personal income tax.

 . The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

one group west virginia municipal bond fund. The Fund invests at least 80% of its total assets in municipal securities issued by or on behalf of West Vir-ginia and its respective authorities, political subdivisions, agencies and in-strumentalities. This is a fundamental policy.

 . The Fund also may invest up to 20% of its total assets in municipal secu-rities of other states and territories.

 . The Fund will purchase West Virginia municipal securities only if it re-ceives assurances from attorneys for the issuer of the securities that the interest payable on the securities is exempt from federal income tax and West Virginia personal income tax.

 . The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

 . The Fund's average weighted maturity normally will be between five and 20 years, although the Fund may invest in securities with any maturity.

                                       52
----

------------

Investment Risks

The main risks associated with investing in the Funds are described below and in "Fund Summaries: Investments, Risk Performance" at the front of this pro-spectus.

derivatives. The Funds invest in securities that may be considered to be deriv-atives. These securities may be more volatile than other investments. Deriva-tives present, to varying degrees, market, credit, leverage, liquidity and man-agement risks. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

                             WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

prepayment and call risk: The Funds may invest a portion of their assets in mortgage-backed securities. These securities are subject to prepayment and call risk. The issuers of mortgage-backed and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages are prepaid, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover premiums paid for the securities, resulting in unexpected capital loss.

Investment Policies

Each Fund's investment objective and the following investment policies summa-rized below are fundamental. In addition to the fundamental policies mentioned in "Principal Investment Strategies," the following fundamental policies apply to each Fund as specified. The full text of the fundamental policies can be found in the Statement of Additional Information.

Investment Policies for Specific Funds

The Intermediate Tax-Free Bond Fund and the Municipal Income Fund may not:

1. Purchase the securities of an issuer if as a result more than 5% of its to-tal assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issu-er. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements in-volving these securities. This restriction applies to 75% of a Fund's total assets.

2. Concentrate in a particular industry or group of industries. This does not include municipal securities or governmental guarantees of municipal secu-rities, and with respect to the Municipal Income Fund, housing authority obligations. Private activity bonds that are backed only by the assets and revenues of a non-

                                       53
----

------------
  governmental issuer are not municipal securities for purposes of this restriction.

The Arizona Municipal Bond Fund, the West Virginia Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Ohio Municipal Bond Fund, the Kentucky Mu-nicipal Bond Fund and the Michigan Municipal Bond Fund may not:

1. Purchase the securities of an issuer if as a result more than 25% of its total assets would be invested in the securities of that issuer. This re-striction applies with respect to 50% of a Fund's total assets. With re-spect to the remaining 50% of its total assets, a Fund may not purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer. This restriction does not apply to securities issued or guaranteed by the United States, its agencies, or instrumentalities, securities of regulated investment compa-nies, and repurchase agreements involving such securities.

2. Concentrate their investment in the securities of one or more issuers con-ducting their principal business in a particular industry or group of in-dustries. This does not include:

 . Obligations issued or guaranteed by the United States government or its agencies and instrumentalities and repurchase agreements involving such securities; and

 . Municipal securities. With respect to the Arizona Municipal Bond Fund and the West Virginia Municipal Bond Fund, private activity bonds that are backed only by the assets and revenues of a non-governmental issuer are not municipal securities for purposes of this restriction.

Investment Policies for all Funds

None of the Funds may make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

Additional investment policies are set forth in the Statement of Additional In-formation.

Portfolio Quality

Various rating organizations (like Standard & Poor's Corporation and Moody's Investors Service) assign ratings to debt securities (i.e., bonds). Generally, ratings are divided into two main categories: "Investment Grade Securities" and "Non-Investment Grade Securities." Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securi-ties include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities. The Funds only purchase se-curities that meet the rating criteria described below.

 .  Municipal Securities that are bonds must be rated as investment grade.

 . Other securities such as taxable and tax-exempt commercial paper, notes and variable demand obligations must be rated in one of the two highest investment grade categories.

                                       54
----

------------

 . The Louisiana Municipal Bond Fund also may invest in short-term tax-exempt municipal securities rated at least MIG3 (VMIG3) by Moody's or SP-2 by S&P. These securities may have speculative characteristics.

If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities. Banc One Investment Advi-sors will look at a security's rating at the time of investment.

For more information about ratings, please see "Description of Ratings" in the Statement of Additional Information.

Temporary Defensive Position

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their assets in cash and cash equivalents for temporary defen-sive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their invest-ment objectives.

                WHAT IS A CASH EQUIVALENT?

    Cash equivalents are highly-liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agree-ments (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.


While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a tempo-rary defensive position only when market conditions warrant.

Portfolio Turnover

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfo-lio turnover rate for each Fund for the fiscal year ended June 30, 2000, is shown on the Financial Highlights. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

                                       55
----

                     --------------------------------------------------
  ONE GROUP(R)             How to Do Business with
--------------------------
                           One Group Mutual Funds
Purchasing Fund Shares

Where can I buy shares?
You may purchase Fund shares:

 . Directly from One Group through The One Group Services Company (the "Dis-tributor"), and

 . From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

Who may purchase Class I shares?

Class I shares may be purchased by:

 . Institutional investors, such as corporations, pension and profit sharing plans, and foundations; and any organization authorized to act in a fiducia-ry, advisory, custodial or agency capacity, including affiliates of Bank One Corporation. Accounts may be opened with the Funds' transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Ser-vicing Agent.

 .  If you have questions about eligibility, please call 1-877-691-1118.

When can I buy shares?
 . Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends, and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays:
   New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 . Purchase requests received before 4 p.m. Eastern Time ("ET") will be effec-tive that day. On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

 . If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

 . The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

 . Shares are electronically recorded. Therefore, certificates will not be is-sued.

                                       56
----

------------
How much do shares cost?

 .  Shares are sold at net asset value ("NAV").

 . NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

 . A Fund's NAV changes every day. NAV is calculated each business day follow-ing the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

How do I open an account?
1. Read the prospectus carefully, and select the Fund or Funds most appropri-ate for you.

2.  Decide how much you want to invest.

 .  The minimum initial investment for Class I shares is $200,000 per Fund.

 . You are required to maintain a minimum account balance equal to the mini-mum initial investment in each Fund.

 .  Subsequent investments must be at least $5,000 per Fund.

 .  These minimums may be waived.

3. Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

 You must provide the Fund with your social security or tax identification number and certify that you are not subject to 31% backup withholding for failing to report income to the IRS. If you fail to furnish the requested information, or you violate IRS regulations, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions.

4. Send the completed application and a personal check (unless you choose to pay by wire) to:

    one group mutual funds

    box 8528

    boston, ma 02266-8528

 .  And authorize a wire to:

    state street bank and trust company

    attn: custody and shareholder services

    aba 011 000 028

    dda 99034167

    fbo one group fund

     (ex: one group intermediate tax-free bond fund-i)

    your account number

     (ex: 123456789)

    your account registration

     (ex: abc corporation)

If you choose to pay by wire, please call 1-877-691-1118.


                                       57
----

------------
5. All checks must be in U.S. dollars. One Group does not accept "third party checks." Checks made payable to any individual or company and endorsed to One Group are considered third party checks.

 All checks must be payable to one of the following:

 .  One Group Mutual Funds; or

 .  The specific Fund in which you are investing.

 Checks made payable to any party other than those listed above will be re-turned to the address provided on the account application.

6. If you redeem shares that were purchased by check, One Group will delay forwarding you redemption proceeds until payment has been collected from your bank. One Group generally receives payment within seven (7) business days of purchase.

7 If you purchase shares through a Shareholder Servicing Agent, you may be re-quired to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, ex-changes and redemptions.

8. If you have any questions, contact your Shareholder Servicing Agent or call 1-877-691-1118.

Can I purchase shares over the telephone?
Yes. Simply select this option on your Account Application Form and then:

 . Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your purchase instructions.

 . Authorize a bank transfer or initiate a wire transfer to the following wire address:

    state street bank and trust company
    attn: custody & shareholder services
    aba 011 000 028
    dda 99034167
    fbo one group fund
     (ex: one group intermediate tax-free bond fund-i) your account number
     (ex: 123456789)
    your account registration

     (ex: abc corporation)

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


                                       58
----

------------
 . You may revoke your right to make purchases over the telephone by sending a letter to:

    one group mutual funds

    p.o. box 8528
    boston, ma 02266-8528


Exchanging Fund Shares

What are my exchange privileges?

You may exchange:

 . Class I shares of a Fund for Class A shares of that Fund or for Class A or Class I shares of another One Group Fund.

 . One Group Mutual Funds offer a Systematic Exchange Privilege which allows you to automatically exchange shares of one fund to another on a monthly or quarterly basis. This privilege is useful in dollar cost averaging. To participate in the Systematic Exchange Privilege, please select it on your account application. To learn more about it, please call 1-877-691-1118.

 . One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

When are exchanges processed?
Exchanges are processed the same business day they are received, provided:

 . State Street Bank and Trust Company receives the request by 4:00 p.m., ET.

 . You have provided One Group with all of the information necessary to proc-ess the exchange.

 . You have received a current prospectus of the Fund or Funds in which you wish to invest.

 . You have contacted your Shareholder Servicing Agent, if necessary.

Do I pay a sales charge on an exchange?
Generally, you will not pay a sales charge on an exchange. However:

 . You will pay a sales charge if you own Class I shares of a Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver. For more information about Class A shares, please contact your Shareholder Servicing Agent or call 1-877-691-1118 for a Class A share prospectus.

Are exchanges taxable?
Generally:

 . An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.


                                       59
----

------------
 . An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

 . You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?
Yes. The exchange privilege is not intended as a way for you to speculate on short term movements in the market. Therefore:

 . To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity. Exchange activity is excessive if it exceeds two substantive exchange redemptions within 30 days of each other.

 . Excessive exchange activity will result in revocation of your exchange privilege.

 . In addition, One Group reserves the right to reject any exchange request
   (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise ad-versely affect other shareholders.

 . Your shares may be automatically redeemed and your account closed if, due to exchanges, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?".

Redeeming Fund Shares

When can I redeem shares?
You may redeem all or some of your shares on any day that the Fund is open for business.

 . Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

 . All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

How do I redeem shares?
 .  You may use any of the following methods to redeem your shares:

  1. You may send a written redemption request to your Shareholder Servic-ing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

    one group mutual funds

    p.o. box 8528
    boston, ma 02266-8528

  2. You may redeem over the telephone. Please see "Can I redeem by tele-phone?" for more information.

 . You may request redemption forms by calling 1-877-691-1118 or visiting www.onegroup.com.


                                       60
----

------------
 . One Group may require that the signature on your redemption request be guar-anteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

  1.  the redemption is for shares worth $50,000 or less; and

  2.  the redemption is payable to the shareholder of record; and

  3. the redemption check is mailed to the shareholder at the record ad-dress; or

  4. the redemption is payable by wire or bank transfer (ACH) to a pre-ex-isting bank account.

 . On the Account Application Form you may elect to have the redemption pro-ceeds mailed or wired to:

  1.  a designated commercial bank; or

  2.  your Shareholder Servicing Agent.

 .  One Group may charge you a wire redemption fee. The current charge is $7.00.

 . Your redemption proceeds will be paid within seven days after receipt of the redemption request.

What will my shares be worth?

 . You will receive the NAV calculated after your redemption request is re-ceived. Please read "How Much Do Shares Cost?".

Can I redeem by telephone?
Yes, if you selected this option on your Account Application Form.

 . Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your redemption request.

 . Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

 . State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Additional Information Regarding Redemptions
 . Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities se-lected in the same manner in which it computes its NAV. This process mini-mizes the effect of large redemptions on the Fund and its remaining share-holders.

                                       61
----

------------

 . If you redeem shares for which you paid by check, and One Group has not yet received payment on the check, One Group will delay forwarding your redemp-tion proceeds until payment has been collected from your bank. One Group generally receives payment within seven (7) business days of purchase.

 . Your shares may be automatically redeemed and your account closed if, due to redemptions, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How Do I Open An Account?".

 .  One Group may suspend your ability to redeem when:

 1.  Trading on the New York Stock Exchange ("NYSE") is restricted.

 2.  The NYSE is closed (other than weekend and holiday closings).

 3.  The SEC has permitted a suspension.

 4.  An emergency exists.

The Statement of Additional Information offers more details about this process.

 . You generally will recognize a gain or loss on a redemption for federal in-come tax purposes. You should talk to your tax advisor before making a re-demption.

                                       62
----

                     ----------------------------------------
  ONE GROUP(R)             Shareholder Information
--------------------------------------------------------------

Voting Rights

The Funds do not hold annual shareholder meetings, but may hold special meet-ings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment ad-visory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters re-lating solely to that Fund or class, or which affect that Fund or class differ-ently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

dividends. The Funds generally declare dividends on the last business day of each month. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment.

dividend reinvestment. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, un-less you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effec-tive upon receipt by State Street. You also may call 1-877-691-1118 to make this change.

Tax Treatment of Shareholders

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

Federal Taxation of Distributions

Exempt-Interest dividends. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-in-
terest divi     -

                                       63
----

------------
dends" to you. Generally, exempt-interest dividends are excludable from gross income. However:

 1. If you receive Social Security or Railroad Retirement benefits, you may be taxed on a portion of such benefits if you receive exempt-interest dividends from the Funds.

 2. Receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state and local taxes, both for individ-ual and corporate shareholders.

Interest on Private Activity Bonds. The Municipal Income Fund, the Short-Term Municipal Bond Fund, the Arizona Municipal Bond Fund, the West Virginia Munici-pal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Ohio Municipal Bond Fund and the Michigan Municipal Bond Fund may in-vest as much as 100% of their assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the federal alternative minimum tax ("Private Activity Bonds"). The Interme-diate Tax-Free Bond Fund and the Tax-Free Bond Fund may invest as much as 20% of their assets in such Private Activity Bonds. As a result, Fund shareholders who are subject to the federal alternative minimum tax may have all or a por-tion of their income from those Funds subject to federal income tax. Addition-ally, corporate shareholders will be required to take the interest on municipal securities (including municipal securities of each Fund's respective state) into account in determining their alternative minimum taxable income. Persons who are substantial users of facilities financed by Private Activity Bonds or who are "related persons" of such substantial users should consult their tax advisors before investing in the Funds.

Investment Income and Capital Gains Dividends. Each Fund will distribute sub-stantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. Dividends you receive from a Fund, other than "exempt-interest dividends," will be taxable to you, whether reinvested or received in cash. Dividends from a Fund's net investment income, if any, will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid).

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid the previous December.

State and Local Taxation of Distributions. Dividends that are derived from the Funds' investments in U.S. government obligations may not be entitled to the exemptions from state and local taxes that would be available if you purchased U.S. government obligations directly.

The funds will notify you annually of the percentage of income and distribu-tions derived from U.S. government obligations. Unless otherwise discussed be-low, in-

                                       64
----

------------
vestment income and capital gains dividends may be subject to state and local taxes.

Louisiana Taxes. Distributions from the Louisiana Municipal Bond Fund which are derived from interest on tax-exempt obligations of the state of Louisiana or its political subdivisions and certain obligations of the United States or its territories, are exempt from Louisiana income tax.

Arizona Taxes. Exempt-interest dividends from the Arizona Municipal Bond Fund which are derived from interest on tax-exempt obligations of the state of Ari-zona and its political subdivisions and certain obligations of the United States or its territories are exempt from Arizona income tax. Other distribu-tions from the Fund, including those related to long-term and short-term capi-tal gains, will be subject to Arizona income tax. Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations, the interest on which is exempt from Arizona in-come tax.

West Virginia Taxes. Distributions from the West Virginia Municipal Bond Fund which are derived from interest or dividends on obligations or securities of a West Virginia state or local municipal governmental body generally are exempt from West Virginia income tax. In addition, you will not pay that tax on the portion of your income from the Fund which represents interest or dividends re-ceived on obligations or securities of the United States and some of its au-thorities, commissions or instrumentalities.

Kentucky Taxes. Dividends received from the Kentucky Municipal Bond Fund which are derived from interest on Kentucky municipal securities are exempt from the Kentucky individual income tax. Dividends paid from interest earned on securi-ties that are merely guaranteed by the federal government, repurchase agree-ments collateralized by U.S. government obligations, or from interest earned on obligations of other states are not exempt from Kentucky individual income tax. Any distributions of net short-term and net long-term capital gains earned by the Fund are includable in each Shareholder's Kentucky adjusted gross income as dividend income and long-term capital gains, respectively, and are both taxed at ordinary income tax rates.

Ohio Taxes. Dividends received from the Ohio Municipal Bond Fund which are de-rived from interest on Ohio municipal securities are exempt from the Ohio per-sonal income tax. In addition, gains from the sale or transfer of certain Ohio municipal securities are also exempt from Ohio income tax. Certain Ohio munici-palities may have retained the right to tax dividends from the Fund. Corporate investors must include the Fund shares in the corporation's tax base for pur-poses of the Ohio franchise tax net worth computation, but not for the net in-come computation.

Michigan Taxes. Distributions received from the Michigan Municipal Bond Fund are exempt from Michigan personal income tax to the extent they are derived from interest on tax-exempt securities, under the current position of the Mich-igan

                                       65
----

------------
Department of Treasury. Such distributions, if received in connection with a Shareholder's business activity, may, however, be subject to Michigan single business tax. For Michigan personal income tax, and single business tax purpos-es, Fund distributions attributable to any source other than interest on tax-exempt securities will be fully taxable. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities.

Tax Information. Information in the preceding paragraphs is based on the cur-rent law as well as current policies of the various state Departments of Taxa-tion, all of which may change.

The Form 1099 that is mailed to eligible taxpayers in January details dividends and their federal tax category. Even though the Funds provide this information, you are responsible for verifying your tax liability with your tax profession-al. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature. No attempt has been made to present a complete explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders.

Shareholder Statements and Reports

One Group or your Shareholder Servicing Agent will send you transaction confir-mation statements and quarterly account statements. Please review these state-ments carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-877-691-1118 and One Group will begin individual delivery within 30 days. If you would like to receive these docu-ments by e-mail, please visit www.onegroup.com and sign up for electronic de-livery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In September and March you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other re-ports.

If you have any questions or need additional information, please write One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-877-691-1118, or visit www.onegroup.com.

                                       66
----

                     --------------------------------------------------
  ONE GROUP(R)             Management of One Group
--------------------------
                           Mutual Funds
The Advisor

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment pro-gram. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to One Group Mutual Funds since its inception. In addition, Banc One Investment Advi-sors serves as investment advisor to other mutual funds and individual corpo-rate, charitable and retirement accounts. As of June 30, 2000, Banc One Invest-ment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $131 billion in assets.

Advisory Fees

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each Fund. For the most recent fiscal year, the Funds paid advisory fees at the following rates.

--------------------------------------------------------------------------------

                                                      annual rate
                                                    as percentage of
fund                                            average daily net assets
One Group(R) Short-Term Municipal Income Fund             .30%
------------------------------------------------------------------------
One Group(R) Intermediate Tax-Free Bond Fund              .39%
------------------------------------------------------------------------
One Group(R) Tax-Free Bond Fund                           .40%
------------------------------------------------------------------------
One Group(R) Municipal Income Fund                        .35%
------------------------------------------------------------------------
One Group(R) Arizona Municipal Bond Fund                  .40%
------------------------------------------------------------------------
One Group(R) Kentucky Municipal Bond Fund                 .37%
------------------------------------------------------------------------
One Group(R) Louisiana Municipal Bond Fund                .39%
------------------------------------------------------------------------
One Group(R) Michigan Municipal Bond Fund                 .40%
------------------------------------------------------------------------
One Group(R) Ohio Municipal Bond Fund                     .37%
------------------------------------------------------------------------
One Group(R) West Virginia Municipal Bond Fund            .38%
------------------------------------------------------------------------

The Fund Managers

The Funds are managed by a team of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Funds. Each team member makes recommendations about securities in the Funds. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the in-vestment objectives of the Funds.

                                       67
----

                     --------------------------------------------------
  ONE GROUP(R)             Short-Term Municipal Bond Fund
-----------------------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                 six months    may 4, 1998
                                      year ended   ended            to
                                       june 30,   june 30,     december 31,
CLASS I                                  2000     1999(a)        1998(b)
-----------------------------------------------------------------------------
net asset value, beginning of period     $10.02     $10.16         $10.00
-----------------------------------------------------------------------------
Investment Activities:
 Net investment income                     0.41       0.19           0.25
 Net realized and unrealized gains
  (losses) from investments               (0.12)     (0.14)          0.16
-----------------------------------------------------------------------------
Total from Investment Activities           0.29       0.05           0.41
-----------------------------------------------------------------------------
Distributions:
 Net investment income                    (0.41)     (0.19)         (0.25)
Total Distributions                       (0.41)     (0.19)         (0.25)
-----------------------------------------------------------------------------
net asset value, end of period            $9.90     $10.02         $10.16
-----------------------------------------------------------------------------
Total Return                               2.93%      0.50%(c)       4.15%(c)

ratios/supplementary data:
 Net assets at end of period (000)     $116,527   $132,902       $118,296
 Ratio of expenses to average net
  assets                                   0.57%      0.62%(d)       0.61%(d)
 Ratio of net investment income to
  average net assets                       4.09%      3.79%(d)       3.75%(d)
 Ratio of expenses to average net
  assets*                                  0.89%      0.80%(d)       0.70%(d)
 Portfolio turnover(e)                   113.70%     74.84%         32.23%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Short Mu-nicipal Bond Fund became the Short-Term Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Short Municipal Bond Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       68
----

                     ----------------------------------------------------
  ONE GROUP(R)             Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                         year ended june 30,
                            --------------------------------------------------
CLASS I                       2000       1999       1998      1997      1996
-------------------------------------------------------------------------------
net asset value, beginning
 of period                    $10.68      $11.15    $10.92    $10.67    $10.64
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income          0.49        0.50      0.52      0.54      0.52
 Net realized and
  unrealized gains (losses)
  from investments             (0.27)      (0.30)     0.31      0.27      0.04
-------------------------------------------------------------------------------
Total from Investment
 Activities                     0.22        0.20      0.83      0.81      0.56
-------------------------------------------------------------------------------
Distributions:
 Net investment income         (0.49)      (0.50)    (0.52)    (0.54)    (0.51)
 Net realized gains            --          (0.17)    (0.08)    (0.02)    (0.02)
Total Distributions            (0.49)      (0.67)    (0.60)    (0.56)    (0.53)
-------------------------------------------------------------------------------
net asset value, end of
 period                       $10.41      $10.68    $11.15    $10.92    $10.67
-------------------------------------------------------------------------------
Total Return                    2.19%       1.71%     7.74%     7.76%     5.39%
ratios/supplementary data:
 Net assets at end of
  period (000)              $737,277  $1,013,839  $493,686  $451,089  $217,201
 Ratio of expenses to
  average net assets            0.59%       0.59%     0.60%     0.58%     0.54%
 Ratio of net investment
  income to average net
  assets                        4.72%       4.49%     4.70%     5.05%     4.87%
 Ratio of expenses to
  average net assets*           0.80%       0.81%     0.81%     0.81%     0.87%
 Portfolio turnover(a)         86.32%     108.41%   109.03%    86.89%   111.58%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       69
----

                     ----------------------------------
  ONE GROUP(R)             Tax-Free Bond Fund
--------------------------------------------------------

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                     six
                          1 year    months                                       march 1,
                          ended     ended         year ended december 31,        1995 to
                         june 30,  june 30,      ----------------------------  december 31,
CLASS I                    2000    1999(a)         1998      1997      1996      1995(b)
---------------------------------------------------------------------------------------------
net asset value,
 beginning of period       $12.44    $12.98        $12.86    $12.36    $12.63      $12.06
---------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income       0.60      0.29          0.60      0.61      0.65        0.52
 Net realized and
  unrealized gains
  (losses) from
  investments               (0.29)    (0.52)         0.16      0.51     (0.20)       0.81
---------------------------------------------------------------------------------------------
Total from Investment
 Activities                  0.31     (0.23)         0.76      1.12      0.45        1.33
---------------------------------------------------------------------------------------------
Distributions:
 Net investment income      (0.60)    (0.30)        (0.61)    (0.62)    (0.61)      (0.52)
 Net realized gains         --        (0.01)        (0.03)    --        (0.01)      (0.24)
 In excess of net
  realized gains            --        --            --        --        (0.10)      --
Total Distributions         (0.60)    (0.31)        (0.64)    (0.62)    (0.72)      (0.76)
---------------------------------------------------------------------------------------------
net asset value, end of
 period                    $12.15    $12.44        $12.98    $12.86    $12.36      $12.63
---------------------------------------------------------------------------------------------
Total Return                 2.64%    (1.78)%(c)     6.01%     9.32%     3.76%      11.20%(c)
ratios/supplementary
 data:
 Net assets at end of
  period (000)           $609,667  $795,839      $841,715  $355,814  $338,104    $240,160
 Ratio of expenses to
  average net assets         0.60%     0.63%(d)      0.63%     0.60%     0.58%       0.54%(d)
 Ratio of net investment
  income to average net
  assets                     4.96%     4.60%(d)      4.61%     4.90%     4.79%       4.95%(d)
 Ratio of expenses to
  average net assets*        0.66%     0.66%(d)      0.63%     0.60%     0.68%       0.67%(d)
 Portfolio turnover(e)      44.41%    37.90%        22.05%    32.08%    64.51%      69.31%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Municipal Bond Fund became the Tax-Free Bond Fund. The Financial Highlights for the peri-ods prior to March 22, 1999, represent the Pegasus Municipal Bond Fund. (B) Ef-fective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is cal-culated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       70
----

                     ----------------------------------------
  ONE GROUP(R)             Municipal Income Fund
-------------------------------------------------------------

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                           year ended june 30,
                               ------------------------------------------------
CLASS I                          2000      1999      1998      1997      1996
--------------------------------------------------------------------------------
net asset value, beginning of
 period                           $9.92    $10.11     $9.84     $9.66     $9.69
--------------------------------------------------------------------------------
Investment Activities:
 Net investment income             0.48      0.50      0.51      0.53      0.56
 Net realized and unrealized
  gains (losses) from
  investments                     (0.46)    (0.19)     0.27      0.18     (0.03)
--------------------------------------------------------------------------------
Total from Investment
 Activities                        0.02      0.31      0.78      0.71      0.53
--------------------------------------------------------------------------------
Distributions:
 Net investment income            (0.48)    (0.50)    (0.51)    (0.53)    (0.56)
Total Distributions               (0.48)    (0.50)    (0.51)    (0.53)    (0.56)
--------------------------------------------------------------------------------
net asset value, end of
 period                           $9.46     $9.92    $10.11     $9.84     $9.66
--------------------------------------------------------------------------------
Total Return                       0.32%     3.06%     8.09%     7.49%     5.54%
ratios/supplementary data:
 Net assets at end of period
  (000)                        $857,118  $744,647  $617,885  $408,577  $241,115
 Ratio of expenses to average
  net assets                       0.57%     0.57%     0.57%     0.57%     0.56%
 Ratio of net investment
  income to average net
  assets                           5.07%     4.92%     5.08%     5.38%     5.70%
 Ratio of expenses to average
  net assets*                      0.67%     0.67%     0.67%     0.68%     0.76%
 Portfolio turnover(a)           100.61%    55.03%    69.76%    62.83%    83.17%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       71
----

                     ------------------------------------------------
  ONE GROUP(R)             Arizona Municipal Bond Fund
--------------------------------------------------------------------------------


Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                                                 january 20,
                                      year ended june 30,          1997 to
                                   ----------------------------   june 30,
CLASS I                              2000      1999      1998      1997(a)
------------------------------------------------------------------------------
net asset value, beginning of
 period                               $9.74    $10.15    $10.06     $10.00
------------------------------------------------------------------------------
Investment Activities:
 Net investment income                 0.46      0.46      0.49       0.23
 Net realized and unrealized gains
  (losses) from investments           (0.21)    (0.26)     0.16       0.06
------------------------------------------------------------------------------
Total from Investment Activities       0.25      0.20      0.65       0.29
------------------------------------------------------------------------------
Distributions:
 Net investment income                (0.46)    (0.46)    (0.49)     (0.23)
 Net realized gains                   (0.07)    (0.15)    (0.07)     --
Total Distributions                   (0.53)    (0.61)    (0.56)     (0.23)
------------------------------------------------------------------------------
net asset value, end of period        $9.46    $ 9.74    $10.15     $10.06
------------------------------------------------------------------------------
Total Return                           2.66%     1.94%     6.58%      2.90%(b)

ratios/supplementary data:
 Net assets at end of period (000) $195,753  $233,360  $248,590   $255,755
 Ratio of expenses to average net
  assets                               0.60%     0.61%     0.59%      0.59%(c)
 Ratio of net investment income to
  average net assets                   4.82%     4.59%     4.79%      5.09%(c)
 Ratio of expenses to average net
  assets*                              0.65%     0.67%     0.65%      0.66%(c)
 Portfolio turnover(d)                19.28%    16.29%    20.89%      5.66%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       72
----

                     --------------------------------------------------
  ONE GROUP(R)             Kentucky Municipal Bond Fund
------------------------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                            year ended june 30,
                                -----------------------------------------------
CLASS I                           2000      1999      1998      1997     1996
--------------------------------------------------------------------------------
net asset value, beginning of
 period                           $10.12    $10.40    $10.20    $10.04    $9.92
--------------------------------------------------------------------------------
Investment Activities:
 Net investment income              0.49      0.50      0.51      0.50     0.50
 Net realized and unrealized
  gains (losses) from
  investments                      (0.22)    (0.28)     0.20      0.16     0.12
--------------------------------------------------------------------------------
Total from Investment
 Activities                         0.27      0.22      0.71      0.66     0.62
--------------------------------------------------------------------------------
Distributions:
 Net investment income             (0.49)    (0.50)    (0.51)    (0.50)   (0.50)
Total Distributions                (0.49)    (0.50)    (0.51)    (0.50)   (0.50)
--------------------------------------------------------------------------------
net asset value, end of period     $9.90    $10.12    $10.40    $10.20   $10.04
--------------------------------------------------------------------------------
Total Return                        2.83%     2.05%     7.11%     6.74%    6.35%

ratios/supplementary data:
 Net assets at end of period
  (000)                         $124,778  $122,917  $122,220  $116,830  $30,300
 Ratio of expenses to average
  net assets                        0.61%     0.61%     0.60%     0.59%    0.68%
 Ratio of net investment
  income to average net assets      5.00%     4.77%     4.94%     5.12%    4.60%
 Ratio of expenses to average
  net assets*                       0.69%     0.71%     0.69%     0.72%    1.02%
 Portfolio turnover(a)             21.82%     6.30%     5.81%    13.30%   16.78%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       73
----

                     --------------------------------------------------

  ONE GROUP(R)             Louisiana Municipal Bond Fund
------------------------------------------------------------------------

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                                               March 26,
                                year ended june 30,             1996 to
                         ------------------------------------  june 30,
CLASS I                   2000      1999     1998      1997     1996(a)
------------------------------------------------------------------------------
net asset value,
 beginning of period       $9.96    $10.26   $10.10    $ 9.93    $10.00
------------------------------------------------------------------------------
Investment Activities:
 Net investment income      0.48      0.48     0.50      0.49      0.13
 Net realized and
  unrealized gains
  (losses) from
  investments              (0.21)    (0.28)    0.16      0.17     (0.07)
Total from Investment
 Activities                 0.27      0.20     0.66      0.66      0.06
Distributions:
 Net investment income     (0.48)    (0.48)   (0.50)    (0.49)    (0.13)
 Net realized gains        (0.01)    (0.02)     --        --        --
Total Distributions        (0.49)    (0.50)   (0.50)    (0.49)    (0.13)
net asset value, end of
 period                    $9.74     $9.96   $10.26    $10.10    $ 9.93
Total Return                2.81%     1.92%    6.62%     6.81%     0.90%(b)(c)
ratios/supplementary
 data:
 Net assets at end of
  period (000)           $80,167  $106,294  $92,690  $113,338  $136,041
 Ratio of expenses to
  average net assets        0.61%     0.61%    0.60%     0.62%     0.71%(d)
 Ratio of net investment
  income to average net
  assets                    4.92%     4.66%    4.85%     4.91%     4.76%(d)
 Ratio of expenses to
  average net assets*       0.83%     0.85%    0.83%     0.84%     0.86%(d)
 Portfolio turnover (e)    17.27%    19.67%   12.03%    17.39%    16.72%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from date reorganized as a fund of One Group Mutual Funds. (B) Not annualized. (C) Represents total return for Class A Shares from December 1, 1995, through March 25, 1996, plus total return for Class I Shares for the pe-riod March 26, 1996, through June 30, 1996. (D) Annualized. (E) Portfolio turn-over is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       74
----

                     --------------------------------------------------
  ONE GROUP(R)             Michigan Municipal Bond Fund
------------------------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                    six months
                         year ended   ended            year ended december 31,
                          june 30,   june 30,      -----------------------------------
CLASS I                     2000     1999(a)         1998     1997     1996     1995
---------------------------------------------------------------------------------------
net asset value,
 beginning of period        $10.62     $11.03        $10.93   $10.48   $10.60    $9.54
---------------------------------------------------------------------------------------
Investment Activities:
 Net investment income        0.51       0.25          0.50     0.51     0.49     0.48
 Net realized and
  unrealized gains
  (losses) from
  investments                (0.38)     (0.41)         0.13     0.45    (0.14)    1.06
---------------------------------------------------------------------------------------
Total from Investment
 Activities                   0.13      (0.16)         0.63     0.96     0.35     1.54
---------------------------------------------------------------------------------------
Distributions:
 Net investment income       (0.51)     (0.25)        (0.51)   (0.51)   (0.47)   (0.48)
 Net realized gains          (0.02)     --            (0.02)   --       --       --
Total Distributions          (0.53)     (0.25)        (0.53)   (0.51)   (0.47)   (0.48)
---------------------------------------------------------------------------------------
net asset value, end of
 period                     $10.22     $10.62        $11.03   $10.93   $10.48   $10.60
---------------------------------------------------------------------------------------
Total Return                  1.28%     (1.46%)(b)     5.94%    9.42%    3.44%   16.49%
ratios/supplementary
 data:
Net assets at end of
 period (000)             $233,913   $309,445      $298,842  $61,768  $41,909  $32,419
Ratio of expenses to
 average net assets           0.61%      0.66%(c)      0.66%    0.67%    0.77%    0.79%
Ratio of net investment
 income to average net
 assets                       4.94%      4.60%(c)      4.52%    4.84%    4.68%    4.71%
Ratio of expenses to
 average net assets*          0.67%      0.69%(c)      0.67%    0.73%    0.85%    1.04%
Portfolio turnover(d)        33.34%     10.60%        23.33%   37.84%   24.49%   26.97%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Bond Fund became the Michigan Municipal Bond Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Michigan Municipal Bond Fund. (B) Not annualized. (C) Annualized. (D) Portfo-lio turnover is calculated on the basis of the Fund as a whole without dis-tinguishing among the classes of shares issued.

                                       75
----

                     --------------------------------------------
  ONE GROUP(R)             Ohio Municipal Bond Fund
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                            year ended june 30,
                                -----------------------------------------------
CLASS I                           2000      1999      1998      1997     1996
--------------------------------------------------------------------------------
net asset value, beginning of
 period                           $10.75    $11.08    $10.88    $10.69   $10.65
--------------------------------------------------------------------------------
Investment Activities:
 Net investment income              0.53      0.54      0.56      0.56     0.56
 Net realized and unrealized
  gains (losses) from
  investments                      (0.31)    (0.33)     0.20      0.19     0.04
--------------------------------------------------------------------------------
Total from Investment
 Activities                         0.22      0.21      0.76      0.75     0.60
--------------------------------------------------------------------------------
Distributions:
 Net investment income             (0.53)    (0.54)    (0.56)    (0.56)   (0.56)
 Total Distributions               (0.53)    (0.54)    (0.56)    (0.56)   (0.56)
--------------------------------------------------------------------------------
net asset value, end of period    $10.44    $10.75    $11.08    $10.88   $10.69
--------------------------------------------------------------------------------
Total Return                        2.20%     1.84%     7.13%     7.22%    5.69%

ratios/supplementary data:
 Net assets at end of period
  (000)                         $126,362  $160,493  $149,890  $133,172  $80,611
 Ratio of expenses to average
  net assets                        0.60%     0.56%     0.54%     0.54%    0.57%
 Ratio of net investment
  income to average net assets      5.10%     4.86%     5.09%     5.24%    5.17%
 Ratio of expenses to average
  net assets*                       0.83%     0.83%     0.83%     0.84%    0.95%
 Portfolio turnover(a)             35.46%    13.69%    10.49%     7.45%   24.61%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       76
----

                     ----------------------------------------------------
  ONE GROUP(R)             West Virginia Municipal Bond Fund
-------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                                                 january 20,
                                     year ended june 30,           1997 to
                                   ----------------------------   june 30,
CLASS I                             2000       1999      1998      1997(a)
------------------------------------------------------------------------------
net asset value, beginning of
 period                              $9.96     $10.28    $10.06     $10.00
------------------------------------------------------------------------------
Investment Activities:
 Net investment income                0.49       0.49      0.50       0.22
 Net realized and unrealized gains
  (losses) from investments          (0.23)     (0.31)     0.22       0.06
------------------------------------------------------------------------------
Total from Investment Activities      0.26       0.18      0.72       0.28
------------------------------------------------------------------------------
Distributions:
 Net investment income               (0.49)     (0.49)    (0.50)     (0.22)
 Net realized gains                  --   (b)   (0.01)    --         --

Total Distributions                  (0.49)     (0.50)    (0.50)     (0.22)
------------------------------------------------------------------------------
net asset value, end of period       $9.73      $9.96    $10.28     $10.06
------------------------------------------------------------------------------
Total Return                          2.76%      1.71%     7.36%      2.84%(c)

ratios/supplementary data:
 Net assets at end of period (000) $91,975    $98,391  $102,413    $96,270
 Ratio of expenses to average net
  assets                              0.61%      0.61%     0.60%      0.59%(d)
 Ratio of net investment income to
  average net assets                  5.03%      4.74%     4.93%      5.04%(d)
 Ratio of expenses to average net
  assets*                             0.68%      0.71%     0.72%      0.67%(d)
 Portfolio turnover(e)               24.67%     15.24%    16.69%      6.21%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Period from commencement of operations. (B) Amount is less than .01. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       77
----

  ONE GROUP(R)             Appendix A
----------------------------------------------
Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily in-fluenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.


                         FUND NAME  FUND CODE
 --------------------------------------------
           One Group(R) Short-Term
               Municipal Bond Fund       1
 --------------------------------------------
    One Group(R) Intermediate Tax-
                    Free Bond Fund       2
 --------------------------------------------
   One Group(R) Tax-Free Bond Fund       3
 --------------------------------------------
     One Group(R) Municipal Income
                              Fund       4
 --------------------------------------------
    One Group(R) Arizona Municipal
                         Bond Fund       5
 --------------------------------------------
   One Group(R) Kentucky Municipal
                         Bond Fund       6
 --------------------------------------------
  One Group(R) Louisiana Municipal
                         Bond Fund       7
 --------------------------------------------
   One Group(R) Michigan Municipal
                         Bond Fund       8
 --------------------------------------------
  One Group(R) Ohio Municipal Bond
                              Fund       9
 --------------------------------------------
        One Group(R) West Virginia
               Municipal Bond Fund      10
 --------------------------------------------

                                                                    Fund   Risk
Instrument                                                          Code   Type
-------------------------------------------------------------------------------
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and CUBES.   1-10 Market
-------------------------------------------------------------------------------
Treasury Receipts: TRS, TIGRs and CATS.                             1-10 Market
-------------------------------------------------------------------------------
U.S. Government Agency Securities: Securities issued by agencies    1-10 Market
and instrumentalities of the U.S. government. These include Ginnie       Credit
Mae, Fannie Mae and Freddie Mac.
-------------------------------------------------------------------------------

                                       78
----

------------

                                                                Fund    Risk
Instrument                                                      Code    Type
-------------------------------------------------------------------------------
When-Issued Securities and Forward Commitments: Purchase or     1-10 Market
contract to purchase securities at a fixed price for delivery        Leverage
at a future date.                                                    Liquidity
                                                                     Credit
-------------------------------------------------------------------------------
Investment Company Securities: Shares of other mutual funds,    1-10 Market
including One Group money market funds and shares of other
money market mutual funds for which Banc One Investment
Advisors or its affiliates serve as investment advisor or
administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor.
-------------------------------------------------------------------------------
Call and Put Options: A call option gives the buyer the right   1-10 Management
to buy, and obligates the seller of the option to sell, a            Liquidity
security at a specified price at a future date. A put option         Credit
gives the buyer the right to sell, and obligates the seller of       Market
the option to buy, a security at a specified price at a future       Leverage
date. The Funds will sell only covered call and secured put
options.
-------------------------------------------------------------------------------
Futures and Related Options: A contract providing for the       1-10 Management
future sale and purchase of a specified amount of a specified        Market
security, class of securities or an index at a specified time        Credit
in the future and at a specified price.                              Liquidity
                                                                     Leverage
-------------------------------------------------------------------------------
Commercial Paper: Secured and unsecured short-term promissory   1-10 Credit
notes issued by corporations and other entities. Maturities          Liquidity
generally vary from a few days to nine months.                       Market
-------------------------------------------------------------------------------
Restricted Securities: Securities not registered under the      1-10 Liquidity
Securities Act of 1933, such as privately placed commercial          Market
paper and Rule 144A securities.                                      Credit
-------------------------------------------------------------------------------
Variable and Floating Rate Instruments: Obligations with        1-10 Market
interest rates which are reset daily, weekly, quarterly or           Credit
some other period and which may be payable to the Fund on            Liquidity
demand.

                                       79
----

------------

                                                                Fund    Risk
Instrument                                                      Code    Type
-------------------------------------------------------------------------------
Mortgage-Backed Securities: Debt obligations secured by real    1-10 Prepayment
estate loans and pools of loans. These include collateralized        Market
mortgage obligations ("CMOs") and Real Estate Mortgage               Credit
Investment Conduits ("REMICs").                                      Regulatory
-------------------------------------------------------------------------------
Demand Features: Securities that are subject to puts and        1-10 Market
standby commitments to purchase the securities at a fixed            Liquidity
price (usually with accrued interest) within a fixed period of       Management
time following demand by a Fund.
-------------------------------------------------------------------------------
Swaps, Caps and Floors: A Fund may enter into these             1-10 Management
transactions to manage its exposure to changing interest rates       Credit
and other factors. Swaps involve an exchange of obligations by       Liquidity
two parties. Caps and floors entitle a purchaser to a                Market
principal amount from the seller of the cap or floor to the
extent that a specified index exceeds or falls below a
predetermined interest.
-------------------------------------------------------------------------------
New Financial Products: New options and futures contracts and   1-10 Management
other financial products continue to be developed and the Fund       Credit
may invest in such options, contracts and products.                  Market
                                                                     Liquidity
-------------------------------------------------------------------------------
Structured Instruments: Debt securities issued by agencies and  1-10 Market
instrumentalities of the U.S. government, banks,                     Liquidity
municipalities, corporations and other businesses whose              Management
interest and/or principal payments are indexed to foreign            Credit
currency exchange rates, interest rates, or one or more other        Foreign
references indices.                                                  Investment
-------------------------------------------------------------------------------

                                       80
----

------------

                                                                Fund    Risk
Instrument                                                      Code    Type
-------------------------------------------------------------------------------
Municipal Securities: Securities issued by a state or           1-10 Credit
political subdivision to obtain funds for various public             Political
purposes. Municipal securities include private activity bonds        Tax
and industrial development bonds, as well as General                 Market
Obligation Notes, Anticipation Notes, Bond Tax Anticipation          Regulatory
Notes, Revenue Anticipation Notes, Project Notes, other short-
term tax-exempt obligations, municipal leases, participations in pools of municipal securities, obligations of municipal
housing authorities and single family revenue bonds.
-------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities: Derivative multi-class     1-10 Prepayment
mortgage securities which are usually structured with two            Market
classes of shares that receive different proportions of the          Credit
interest and principal from a pool of mortgage assets. These         Regulatory
include IOs and POs.
-------------------------------------------------------------------------------
Asset-Backed Securities: Securities secured by company          1-10 Prepayment
receivables, home equity loans, truck and auto loans, leases,        Market
credit card receivables and other securities backed by other         Credit
types of receivables or other assets.                                Regulatory
-------------------------------------------------------------------------------
Zero Coupon Debt Securities: Bonds and other debt that pay no   1-10 Credit
interest, but are issued at a discount from their value at           Market
maturity. When held to maturity, their entire return equals
the differences between their issue price and their maturity value.
-------------------------------------------------------------------------------
Inverse Floating Rate Instruments: Floating rate debt           1-10 Credit
instruments with interest rates that reset in the opposite           Market
direction from the market rate of interest to which the              Leverage
inverse floater is indexed.
-------------------------------------------------------------------------------
Loan Participations and Assignments: Participations in, or      1-10 Market
assignments of municipal securities, including municipal             Credit
leases.                                                              Political
                                                                     Liquidity
                                                                     Tax
-------------------------------------------------------------------------------


                                       81
----

------------
Investment Risks

Below is a more complete discussion of the types of risks inherent in the secu-rities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

 . Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Credit risk is generally higher for non-investment grade se-curities. The price of a security can be adversely affected prior to ac-tual default as its credit status deteriorates and the probability of de-fault rises.

 . Leverage Risk. The risk associated with securities or practices that mul-tiply small index or market movements into large changes in value. Lever-age is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

    Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching be-tween the derivative and underlying security, and there can be no as-surance that a Fund's hedging transactions will be effective.

    Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

 . Liquidity Risk. The risk that certain securities may be difficult or im-possible to sell at the time and the price that normally prevails in the market. The seller may have to lower the price, sell other securities in-stead or forego an investment opportunity, any of which could have a neg-ative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

 . Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

 . Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single is-suer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is large-ly, but not exclusively, influenced

                                       82
----

------------
   by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign secu-rities.

 . Political Risk. The risk of losses attributable to unfavorable governmen-tal or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

 . Foreign Investment Risk. Risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates be-tween the U.S. dollar and foreign currencies may negatively affect an in-vestment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

 . Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than expected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepay-ment, a Fund may fail to recover any premium paid, resulting in an unex-pected capital loss.

 . Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of munic-ipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

 . Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

                                       83
----

------------------------------------------------------------------------
If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI"): The SAI provides more detailed in-formation about the Funds and is incorporated into this prospectus by refer-ence.

How can I get more information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1 877-691-1118 or by writing the Funds at:

 one group(R) mutual funds
 1111 polaris parkway
 columbus, ohio 43271-1235

  or visiting

 www.onegroup.com

You can also review and copy the Funds' reports and the SAI at the Public Ref-erence Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information also may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

(Investment Company Act File No. 811-4236)

TOG-I-121                                       [LOGO OF ONE GROUP MUTUAL FUNDS]
for institutional clients

Bond Funds

                    PROSPECTUS

                    Class I Shares

                    November 1, 2000

                    One Group(R) Ultra Short-Term Bond Fund

                    One Group(R) Short-Term Bond Fund

                    One Group(R) Intermediate Bond Fund

                    One Group(R) Bond Fund

                    One Group(R) Income Bond Fund

                    One Group(R) Government Bond Fund

                    One Group(R) Treasury & Agency Fund

                    One Group(R) High Yield Bond Fund

                    One Group(R) Mortgage-Backed Securities Fund

                    The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                 ---------

Table of

  contents

         Fund Summaries: Investments, Risk &
                                 Performance
        One Group Ultra Short-Term Bond Fund   3
                                              ---
              One Group Short-Term Bond Fund   7
                                              ---
            One Group Intermediate Bond Fund   12
                                              ---
                         One Group Bond Fund   17
                                              ---
                  One Group Income Bond Fund   22
                                              ---
              One Group Government Bond Fund   27
                                              ---
            One Group Treasury & Agency Fund   32
                                              ---
              One Group High Yield Bond Fund   37
                                              ---
   One Group Mortgage-Backed Securities Fund   41
                                              ---

                  More About the Funds
                  Principal Investment
                            Strategies   46
                                        ---
                      Investment Risks   51
                                        ---
                   Investment Policies   53
                                        ---
                     Portfolio Quality   54
                                        ---
                   Temporary Defensive
                             Positions   56
                                        ---
                    Portfolio Turnover   56
                                        ---

       How to do Business
    with One Group Mutual
                    Funds
   Purchasing Fund Shares   57
                           ---
   Exchanging Fund Shares   60
                           ---
    Redeeming Fund Shares   61
                           ---

      Shareholder Information
                Voting Rights   64
                               ---
            Dividend Policies   64
                               ---
             Tax Treatment of
                 Shareholders   65
                               ---
       Shareholder Statements
                  and Reports   66
                               ---

           Management of One Group Mutual
                                    Funds
                              The Advisor   67
                                           ---
                          The Sub-Advisor   67
                                           ---
                            Advisory Fees   67
                                           ---
                        The Fund Managers   68
                                           ---
           Banc One High Yield Partners--
           Prior Performance of Pacholder
                         Associates, Inc.   68
                                           ---

     Financial    71
    Highlights   ---
                 ---
      Appendix
            A:
    Investment    79
     Practices   ---
                 ---

                     --------------------------
  ONE GROUP(R)             Privacy Policy
------------------------------------------------

One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.

Key Definitions
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:

 . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representa-tives, but do not invest in One Group Mutual Funds.

 . Customer -- a consumer who has a continuing relationship with One Group
   Mutual Funds through record ownership of fund shares.

 . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory list-ing is an example of public information.

Collection of Nonpublic Personal Information
We collect information to service your account, to protect you from fraud and to make available products and services that may be of interest to you. We col-lect nonpublic personal information about you from the following sources:

 . Information we receive from you on applications or other forms, on our website or through other means;

 . Information we receive from you through transactions, correspondence and other communications with us; and

 . Information we otherwise obtain from you in connection with providing you a financial product or service.

Information Sharing with Non-Affiliated Third Parties
We do not share any nonpublic personal information about our customers or for-mer customers with anyone, except as required or permitted by law.

                                       1
----

------------
This means we may disclose all of the information we collect, as described above, to companies who help us maintain and service your account. For in-stance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, re-demption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoenas or as described in the following section.

Information Sharing with Joint Marketers
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint mar-keting agreements. However, we only provide information about you to that bro-ker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.

Children's Online Privacy Act Disclosure
From our website, One Group Mutual Funds does not knowingly collect or use per-sonal information from children under the age of 13 without obtaining verifi-able consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.

Security
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclo-sure of information or access to information about you.

We restrict access to nonpublic personal information about you to those indi-viduals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

One Group Mutual Funds' Privacy Commitment
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

                                       2
----

                     ----------------------------------------------
  ONE GROUP(R)             Ultra Short-Term Bond Fund
-------------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of the Ultra Short-Term Bond Fund?
The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

What are the Ultra Short-Term Bond Fund's main investment strategies?
The Fund mainly invests in all types of debt securities, including money market instruments and taxable and tax-exempt municipal securities. As part of its main investment strategy, the Fund invests in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical nature of the transaction. For more information about the Ultra Short-Term Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?
A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corpora-tion, or a municipality, securities issued or guaranteed by a foreign govern-ment or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securi-ties, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Ultra Short-Term Bond Fund?
The main risks of investing in the Ultra Short-Term Bond Fund and the circum-stances likely to adversely affect your investment are described below. The share price of the Ultra Short-Term Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Ultra Short-Term Bond Fund. For additional informa-tion on risk, please read "Investment Risks."

main risks

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of a Fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually,

                                       3
----

  Fund Summary             Ultra Short-Term Bond Fund
---------------------------
changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make pay-ments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securi-ties held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect a security's liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund in-vests in mortgage-backed and asset-backed securities. The issuers of these se-curities and other callable securities may be able to repay principal in ad-vance, especially when interest rates fall. Changes in prepayment rates can af-fect return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for se-curities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the perfor-mance of underlying assets or securities. If the underlying assets do not per-form as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments. The Fund also uses investment management hedging techniques that may expose the Fund to additional risks.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       4
----

  Fund Summary             Ultra Short-Term Bond Fund
---------------------------
How has the Ultra Short-Term Bond Fund performed?
By showing the variability of the Ultra Short-Term Bond Fund's performance from year to year, the chart and the table below help show the risk of investing in the Fund. Please remember that the past performance of the Ultra Short-Term Bond Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                                 1994    1.94%
                                 1995    6.98%
                                 1996    6.14%
                                 1997    6.64%
                                 1998    5.33%
                                 1999    4.54%


/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.18%.

--------------------------------------------------------------------------------
Best Quarter: 2.16% 1Q1995   Worst Quarter: 0.18% 2Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999

--------------------------------------------------------------------------------

                                   performance
             inception     1     5       since
         date of class  year years      2/2/93
----------------------------------------------
Class I     2/2/93     4.54% 5.92%    5.09%
----------------------------------------------
Merrill Lynch 1 Year
 Treasury Bill
 Index/1/              4.03% 5.85%    5.04%
----------------------------------------------
Lipper Ultra Short
 Fund Index/2/         4.50%     *        *
----------------------------------------------

/1/The Merrill Lynch 1 Year Treasury Bill Index is an unmanaged index which reflects the total return of a hypothetical Trea-sury bill with a discount rate equal to the average rate estab-lished at each of the auctions during a given year. The perfor-mance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the de-duction of these expenses.

/2/The Lipper Ultra Short Fund Index is typically comprised of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days.
* Index did not exist.

                                       5
----

  Fund Summary             Ultra Short-Term Bond Fund
---------------------------
Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

fund operating expenses
-----------------------------------------------------
(expenses that are deducted from Fund
assets)                                       class i
-----------------------------------------------------
Investment Advisory Fees                        .55%
-----------------------------------------------------
Distribution [and/or Service] (12b-1) Fees      none
-----------------------------------------------------
Other Expenses/1/                               .22%
-----------------------------------------------------
Total Annual Fund Operating Expenses            .77%
-----------------------------------------------------
Fee Waiver [and/or Expense Reimbursement]/2/   (.32%)
-----------------------------------------------------
Net Expenses                                    .45%
-----------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .45% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------
The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of in-
vesting in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $46                $214                      $396                       $924
                        ----------------------------------------------------------------------

                        /1/Without contractual fee waivers, 1 Year expenses
                          would be $79.


                                       6
----

                     --------------------------------------
                           Short-Term Bond Fund
  ONE GROUP(R)
------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of the Short-Term Bond Fund?
The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

What are the Short-Term Bond Fund's main investment strategies?
The Fund mainly invests in debt securities with short to intermediate remaining maturities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individ-ual securities and different market sectors. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the trans-action. For more information about the Short-Term Bond Fund's investment strat-egies, please read "More About the Funds" and "Principal Investment Strate-gies."

What is a bond?
A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corpora-tion, or a municipality, securities issued or guaranteed by a foreign govern-ment or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securi-ties, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Short-Term Bond Fund?
The main risks of investing in the Short-Term Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Short-Term Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Short-Term Bond Fund. For additional information on risk, please read "In-vestment Risks."

main risks

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of a Fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your invest-ment.

                                       7
----

                     -------------------------------------
  Fund Summary             Short-Term Bond Fund
-----------------------------------------------------------

Credit Risk. There is a risk that issuers and counterparties will not make pay-ments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securi-ties held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect a security's liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund in-vests in mortgage-backed and asset-backed securities. The issuers of these se-curities and other callable securities may be able to repay principal in ad-vance, especially when interest rates fall. Changes in prepayment rates can af-fect return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the perfor-mance of underlying assets or securities. If the underlying assets do not per-form as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       8
----

  Fund Summary             Short-Term Bond Fund
--------------------------
How has the Short-Term Bond Fund performed?
By showing the variability of the Short-Term Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Short-Term Bond Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/--Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

{bar
chart}

                                    [GRAPH]

                                1991    13.43%
                                1992     6.03%
                                1993     6.84%
                                1994    (0.33)%
                                1995    11.85%
                                1996     4.31%
                                1997     6.29%
                                1998     6.80%
                                1999     3.05%

1 For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 5.20%.

--------------------------------------------------------------------------------
Best Quarter: 4.43% 4Q1991   Worst Quarter: -0.86% 1Q1994
--------------------------------------------------------------------------------

                                       9
----

  Fund Summary             Short-Term Bond Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999

--------------------------------------------------------------------------------

                                       inception                  performance
                                     date of class 1 year 5 years since 9/4/90
------------------------------------------------------------------------------
Class I                                 9/4/90      3.05%  6.42%      6.59%
------------------------------------------------------------------------------
Lehman Brothers 1-3 Year
 Government/Credit Index/1/                         3.15%  6.55%      6.49%
------------------------------------------------------------------------------
Lehman Brothers 1-3 Year Government
 Index/2/                                           2.97%  6.47%      6.41%
------------------------------------------------------------------------------
Lipper Short U.S. Government Fund
 Index/3/                                           2.55%  6.12%      6.03%
------------------------------------------------------------------------------

/1/The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index with a broad measure of the performance of short-term government and corpo-rate fixed-rate debt issues. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the de-duction of these expenses. The benchmark for the Short-Term Bond Fund has been changed from the Lehman Brothers 1-3 Year Government Index to the Leh-man Brothers 1-3 Year Government/Credit Index in order to better represent the investment policies for comparison purposes.

/2/The Lehman Brothers 1-3 Year Government Index is an unmanaged index com-prised of U.S. government and agency securities with maturities of one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these ex-penses.

/3/The Lipper Short U.S. Government Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                                       10
----

  Fund Summary             Short-Term Bond Fund
---------------------------
Fees and Expenses

--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     class i
---------------------------------------------------
Investment Advisory Fees                      .60%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .21%
---------------------------------------------------
Total Annual Fund Operating Expenses          .81%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/   (.26%)
---------------------------------------------------
Net Expenses                                  .55%
---------------------------------------------------

/1/Expense Information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .55% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $56                $233                      $424                       $977
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of
                        /1/ Without contractual fee waivers, 1 Year expenses would be $83.
investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                                       11
----

                     ----------------------------------------
  ONE GROUP(R)             Intermediate Bond Fund
--------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of the Intermediate Bond Fund?
The Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities.

What are the Intermediate Bond Fund's main investment strategies?
The Fund mainly invests in debt securities of all types, including bonds, notes, U.S. government obligations, and taxable and tax-exempt municipal secu-rities with intermediate maturities. These include mortgage-backed and asset-backed securities. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors look for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors select indi-vidual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and tech-nical structure of the transaction. For more information about the Intermediate Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?
A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corpora-tion, or a municipality, securities issued or guaranteed by a foreign govern-ment or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securi-ties, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Intermediate Bond Fund?
The main risks of investing in the Intermediate Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Intermediate Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Intermediate Bond Fund. For additional information on risk, please read "Investment Risks."

main risks

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of a Fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your invest-ment.

                                       12
----

  Fund Summary             Intermediate Bond Fund
---------------------------

Credit Risk. There is a risk that issuers and counterparties will not make pay-ments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securi-ties held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect a security's liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund in-vests in mortgage-backed and asset-backed securities. The issuers of these se-curities and other callable securities may be able to repay principal in ad-vance, especially when interest rates fall. Changes in prepayment rates can af-fect return on investment and yield of mortgage-and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the perfor-mance of underlying assets or securities. If the underlying assets do not per-form as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                                       13
----

  Fund Summary             Intermediate Bond Fund
---------------------------

How has the Intermediate Bond Fund performed?

By showing the variability of the Intermediate Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Intermediate Bond Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.



                                    [GRAPH]

                                1990     9.24%
                                1991    14.78%
                                1992     6.06%
                                1993     8.40%
                                1994    (6.30)%
                                1995    19.47%
                                1996     5.74%
                                1997     8.38%
                                1998     7.57%
                                1999     0.62%


/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 6.08%. The performance information for One Group Intermedi-ate Bond Fund for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund. The predecessor to the Pegasus Intermediate Bond Fund commenced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Intermediate Bond Fund as adjusted to reflect the expenses as-sociated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversi-fication requirements imposed by law on registered mutual funds. If the com-mon trust fund had been registered, its return may have been lower. One Group Intermediate Bond Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor.

--------------------------------------------------------------------------------
Best Quarter: 6.10% 2Q1995   Worst Quarter: -2.32% 1Q1994
--------------------------------------------------------------------------------

                                       14
----

  Fund Summary             Intermediate Bond Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999/1/

--------------------------------------------------------------------------------

             inception                            performance
         date of class 1 year 5 years 10 years since 12/31/83
-------------------------------------------------------------
Class I     6/1/91     0.62%   8.19%   7.19%       8.29%
-------------------------------------------------------------
Lehman Brothers
 Intermediate
 Government/Credit
 Bond Index/2/         0.39%   7.10%   7.26%       8.77%
-------------------------------------------------------------
Lipper Short
 Intermediate U.S.
 Government Index/3/   0.82%   6.04%   6.29%           *
-------------------------------------------------------------

/1/The performance information for One Group Intermediate Bond Fund for periods prior to March 22, 1999, reflects the performance of a common trust fund, the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermedi-ate Bond Fund. The predecessor to the Pegasus Intermediate Bond Fund com-menced operations on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, poli-cies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Intermediate Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations, and diversification requirements im-posed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. One Group Intermediate Bond Fund consolidated with the Pegasus Intermediate Bond Fund on March 22, 1999. For financial reporting purposes, the Pegasus Intermediate Bond Fund was consid-ered the accounting survivor.

/2/The Lehman Brothers Intermediate Government/Credit Bond Index is an unman-aged index comprised of U.S. government agency and Treasury securities and investment grade corporate bonds. The performance of the index does not re-flect the deduction of expenses associated with a mutual fund, such as in-vestment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper Short Intermediate U.S. Government Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
* Index did not exist.

                                       15
----

  Fund Summary             Intermediate Bond Fund
---------------------------
Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     class i
---------------------------------------------------
Investment Advisory Fees                      .60%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .21%
---------------------------------------------------
Total Annual Fund Operating Expenses          .81%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/   (.23%)
---------------------------------------------------
Net Expenses                                  .58%
---------------------------------------------------

/1/Expense Information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .58% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $59                $236                      $427                       $980
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of in-

                        /1/Without contractual fee waivers, 1 Year expenses
                          would be $83.
vesting in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                                       16
----

  ONE GROUP(R)             Bond Fund
---------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of the Bond Fund?
The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Bond Fund's main investment strategies?
The Fund invests mainly in investment grade bonds and debt securities. These include mortgage-backed and asset-backed securities. Banc One Investment Advi-sors analyzes four major factors in managing and constructing the Fund: dura-tion, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and tech-nical structure of the transaction. For more information about the Bond Fund's investment strategies, please read "More About the Funds" and "Principal In-vestment Strategies."

What is a bond?
A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corpora-tion, or a municipality, securities issued or guaranteed by a foreign govern-ment or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securi-ties, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Bond Fund?
The main risks of investing in the Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Bond Fund. For additional information on risk, please read "Investment Risks."

main risks

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of a Fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your invest-ment.

Credit Risk. There is a risk that issuers and counterparties will not make pay-ments on securities and repurchase agreements held by the Fund. Such default could

                                       17
----

  Fund Summary             Bond Fund
---------------------------
result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect a security's li-quidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund in-vests in mortgage-backed and asset-backed securities. The issuers of these se-curities and other callable securities may be able to repay principal in ad-vance, especially when interest rates fall. Changes in prepayment rates can af-fect the return on investment and yield of mortgage- and asset-backed securi-ties. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for the securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the perfor-mance of underlying assets or securities. If the underlying assets do not per-form as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       18
----

  Fund Summary             Bond Fund
---------------------------

How has the Bond Fund performed?
By showing the variability of the Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Bond Fund is not necessarily an indi-cation of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [GRAPH]

                                1990     9.25%
                                1991    15.67%
                                1992     6.57%
                                1993    11.33%
                                1994   (6.91)%
                                1995    23.68%
                                1996     5.08%
                                1997     9.92%
                                1998     8.19%
                                1999   (0.87)%


/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 6.95%. The above quoted performance data also includes the performance of a common trust fund, the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund for the period prior to the consolidation with the One Group Bond Fund on March 22, 1999. The predecessor to the Pegasus Bond Fund commenced operations on June 1, 1991, subsequent to the transfer of as-sets from a common trust fund with materially equivalent investment objec-tives, policies, guidelines and restrictions as the Fund. The quoted perfor-mance of the Fund includes the performance of the common trust fund for peri-ods prior to the commencement of operations of the predecessor to the Pegasus Bond Fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been regis-tered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter: 7.61% 2Q1995   Worst Quarter: -2.66% 1Q1994
--------------------------------------------------------------------------------

                                       19
----

  Fund Summary             Bond Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999/1/

--------------------------------------------------------------------------------

             inception                            performance
         date of class 1 year 5 years 10 years since 12/31/83
-------------------------------------------------------------
Class I     6/1/91     -0.87%  8.91%   7.90%       9.28%
-------------------------------------------------------------
Lehman Brothers
 Aggregate Bond
 Index/2/              -0.82%  7.73%   7.70%       9.58%
-------------------------------------------------------------
Lipper Intermediate
 U.S. Government
 Index/3/              -1.39%  6.63%   6.59%           *
-------------------------------------------------------------

/1/The above quoted performance data also includes the perfor-mance of a common trust fund, the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund for the period prior to the consolidation with the One Group Bond Fund on March 22, 1999. The predecessor to the Pegasus Bond Fund commenced opera-tions on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the predecessor to the Pegasus Bond Fund as ad-justed to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diver-sification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

/2/The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of ex-penses associated with a mutual fund, such as investment man-agement fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
/3/The Lipper Intermediate U.S. Government Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.
* Index did not exist.


                                       20
----

  Fund Summary             Bond Fund
---------------------------

Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     class i
---------------------------------------------------
Investment Advisory Fees                      .60%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .23%
---------------------------------------------------
Total Annual Fund Operating Expenses          .83%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/   (.23%)
---------------------------------------------------
Net Expenses                                  .60%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .60% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.
Examples

--------------------------------------------------------------------------------

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $61                $242                      $438                      $1,004
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of

                        /1/Without contractual fee waivers, 1 Year expenses
                          would be $85.
investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if ei-ther you redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       21
----

                     --------------------------------------------------
  ONE GROUP(R)             Income Bond Fund
--------------------------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of the Income Bond Fund?
The Fund seeks a high level of current income by investing primarily in a di-versified portfolio of high-, medium- and low-grade debt securities.

What are the Income Bond Fund's main investment strategies?
The Fund mainly invests in investment grade debt securities (or unrated debt securities that are determined to be of comparable quality by Banc One Invest-ment Advisors). In addition, the Fund also may invest in convertible securi-ties, preferred stock, loan participations and debt securities rated below in-vestment grade (i.e., junk bonds.) (The Fund may not invest more than 30% of its total assets in these securities.) The Fund also invests in mortgage-backed and asset-backed securities. The Fund invests in securities with short to long maturities. Banc One Investment Advisors selects securities for the Fund by an-alyzing both individual securities and different market sectors. Banc One In-vestment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects in-dividual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and tech-nical structure of the transaction. For more information about the Income Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?
A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corpora-tion, or a municipality, securities issued or guaranteed by a foreign govern-ment or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securi-ties, asset-backed securities, stripped government securities and zero coupon obligations. A "junk bond" is a debt security that is rated below investment grade. (Junk bonds also include unrated securities that Banc One Investment Ad-visors believes to be of comparable quality to debt securities that are rated below investment grade.) Junk bonds are also called "high yield bonds" and "non-investment grade bonds." These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor's Cor-poration and Ba or lower by Moody's Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

What are the main risks of investing in the Income Bond Fund?
The main risks of investing in the Income Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Income Bond Fund and its yield will change every day in response to in-terest rates and other market conditions. You may lose money if you invest in the Income Bond Fund. For additional information on risk, please read "Invest-ment Risks."

                                       22
----

  Fund Summary             Income Bond Fund
---------------------------

main risks

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of a Fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your invest-ment.

Credit Risk. There is a risk that issuers and counterparties will not make pay-ments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securi-ties held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect a security's liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund in-vests in mortgage-backed and asset-backed securities. The issuers of these se-curities and other callable securities may be able to repay principal in ad-vance, especially when interest rates fall. Changes in prepayment rates can af-fect return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

Portfolio Quality. The Fund may invest in securities that are rated in the low-est investment grade. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. The Fund also may invest in securities that are rated below investment grade. These securi-ties are considered to be speculative and may be issued by companies which are highly leveraged, less creditworthy or financially distressed.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the perfor-mance of underlying assets or securities. If the underlying assets do not per-form as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       23
----

  Fund Summary             Income Bond Fund
---------------------------
How has the Income Bond Fund performed?
By showing the variability of the Income Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Income Bond Fund is not neces-sarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                                1994   (0.95)%
                                1995    17.53%
                                1996     3.14%
                                1997     8.88%
                                1998     7.77%
                                1999   (1.15)%


/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 6.52%. One Group Income Bond Fund consolidated with the Peg-asus Multi-Sector Bond Fund on March 22, 1999. For financial reporting pur-poses, the Pegasus Multi-Sector Bond Fund was the accounting survivor. There-fore, all performance information for One Group Income Bond Fund for periods prior to March 22, 1999, reflects the performance of the Pegasus Multi-Sector Bond Fund.

--------------------------------------------------------------------------------
Best Quarter: 5.88% 2Q1995   Worst Quarter: -1.63% 1Q1996
--------------------------------------------------------------------------------

                                       24
----

  Fund Summary             Income Bond Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999/1/

--------------------------------------------------------------------------------

                                                                   performance
                                          inception                      since
                                      date of class 1 year 5 years      3/5/93
------------------------------------------------------------------------------
Class I                                  3/5/93     -1.15%  7.05%     5.54%
------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
 Index/2/                                           -0.82%  7.73%     6.03%
------------------------------------------------------------------------------
Lipper Intermediate Investment Grade
 Index/3/                                           -0.98%  7.08%     5.50%
------------------------------------------------------------------------------

1One Group Income Bond Fund consolidated with the Pegasus Multi-Sector Bond Fund on March 22, 1999. For financial reporting pur-poses, the Pegasus Multi-Sector Bond Fund was the accounting sur-vivor. The performance information for One Group Income Bond Fund for periods prior to March 22, 1999, reflects the performance of the Pegasus Multi-Sector Bond Fund.

/2/The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities. The performance of the index does not re-flect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the perfor-mance of the Fund reflects the deduction of these expenses.

/3/The Lipper Intermediate Investment Grade Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                                       25
----

  Fund Summary             Income Bond Fund
---------------------------
Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     class i
---------------------------------------------------
Investment Advisory Fees                      .60%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .22%
---------------------------------------------------
Total Annual Fund Operating Expenses          .82%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/   (.15%)
---------------------------------------------------
Net Expenses                                  .67%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .67% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $68                $247                      $440                      $1,000
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of in-

                        /1/ Without contractual fee waivers, 1 Year expenses would be $84.
vesting in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                                       26
----

                     ----------------------------------------
  ONE GROUP(R)             Government Bond Fund
--------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of the Government Bond Fund?
The Fund seeks a high level of current income with liquidity and safety of principal.

What are the Government Bond Fund's main investment strategies?
The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities (i.e., government bonds) or related to secu-rities issued by the U.S. government and its agencies and instrumentalities. The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include mortgage-backed securities. Banc One Investment Advi-sors looks for individual securities that it believes will perform well over market cycles. The Government Bond Fund spreads its holdings across various se-curity types within the government market sector. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that in-cludes an evaluation of interest rate risk and the complex legal and technical structure of the transaction. For more information about the Government Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a government bond?
A "government bond" is a debt instrument with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securi-ties.

What are the main risks of investing in the Government Bond Fund?
The main risks of investing in the Government Bond Fund and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Government Bond Fund and its yield will change every day in response market conditions. You may lose money if you invest in the Government Bond Fund. For additional information on risk, please read "Investment Risks."

main risks

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of a Fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. Your investment will decline in value if the value of the Fund's investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your invest-ment.

                                       27
----

  Fund Summary             Government Bond Fund
---------------------------

Prepayment and Call Risk. As part of its main investment strategies, the Fund invests in mortgage-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the perfor-mance of underlying assets or securities. If the underlying assets do not per-form as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and are riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       28
----

  Fund Summary             Government Bond Fund
---------------------------
How has the Government Bond Fund performed?
By showing the variability of the Government Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Government Bond Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/--Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [GRAPH]

                                1994   (2.97)%
                                1995    18.11%
                                1996     2.59%
                                1997     9.76%
                                1998     8.23%
                                1999   (1.76)%
/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 7.14%.

--------------------------------------------------------------------------------
Best Quarter: 5.70% 2Q1995   Worst Quarter: -2.29% 1Q1994
--------------------------------------------------------------------------------

                                       29
----

  Fund Summary             Government Bond Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999

--------------------------------------------------------------------------------

         inception                performance
          date of                    since
           class   1 year 5 years   2/8/93
---------------------------------------------
Class I   2/8/93   -1.76%  7.18%     5.37%
---------------------------------------------
Lehman Brothers
 Government Bond
 Index/1/          -2.23%  7.44%     5.79%
---------------------------------------------
Salomon Brothers
 3-7 Year
 Treasury
 Index/2/          -0.78%  7.26%     5.56%
---------------------------------------------
Lipper General
 U.S. Government
 Fund Index/3/     -2.66%  6.47%     4.70%
---------------------------------------------

/1/The Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued by the U.S. government. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund re-flects the deduction of these expenses. The benchmark index for the Govern-ment Bond Fund has changed from the Salomon Brothers 3-7 Year Treasury Index to the Lehman Brothers Government Bond Index to better represent the invest-ment policies for comparison purposes.
/2/The Salomon Brothers 3-7 Year Treasury Index is an unmanaged index comprised of US government agency and Treasury securities and mortgage-backed securi-ties. The performance of the index does not reflect the deduction of ex-penses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these ex-penses.
/3/The Lipper General U.S. Government Fund Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                                       30
----

  Fund Summary             Government Bond Fund
---------------------------

Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
-------------------------------------------------------
(expenses that are deducted from Fund assets)  class i
-------------------------------------------------------
Investment Advisory Fees                          .45%
-------------------------------------------------------
Distribution [and/or Service] (12b-1) Fees        none
-------------------------------------------------------
Other Expenses/1/                                 .22%
-------------------------------------------------------
Total Annual Fund Operating Expenses              .67%
-------------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/       (.02%)
-------------------------------------------------------
Net Expenses                                      .65%
-------------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .65% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples
--------------------------------------------------------------------------------

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $66                $212                      $371                       $833
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of

                        /1/Without contractual fee waivers, 1 Year expenses
                          would be $68.
investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                                       31
----

                     -----------------------------------------
  ONE GROUP(R)             Treasury & Agency Fund
---------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of the Treasury & Agency Fund?
The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on is-sues that produce income exempt from state income taxes.

What are the Treasury & Agency Fund's main investment strategies?
The Fund invests exclusively in U.S. Treasury and other U.S. agency obligations including fixed income and mortgage-related securities and repurchase agree-ments. Mortgage-related securities include government mortgage-backed securi-ties and adjustable rate mortgage loans known as ARMs. Banc One Investment Ad-visors selects securities for the Fund by analyzing both individual securities and different market sectors. Banc One Investment Advisors looks for individual securities that it believes will perform well over time. The Treasury and Agency Fund spreads its holdings across various security types and concentrates on issues with short or intermediate remaining maturities. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Treasury & Agency Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?
A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corpora-tion, or a municipality, securities issued or guaranteed by a foreign govern-ment or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securi-ties, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Treasury & Agency Fund?
The main risks of investing in the Treasury & Agency Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Treasury & Agency Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Treasury & Agency Fund. For additional information on risk, please read "Investment Risks."

main risks

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of a Fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. Your investment will decline in value if the value of the Fund's investments decreases.

                                       32
----

  Fund Summary             Treasury & Agency Fund
---------------------------
Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usual-ly, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Prepayment and Call Risk. As part of its main investment strategy, the Fund in-vests in mortgage-backed and asset-backed securities. The issuers of these se-curities and other callable securities may be able to repay principal in ad-vance, especially when interest rates fall. Changes in prepayment rates can af-fect the return on investment and yield of mortgage- and asset-backed securi-ties. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       33
----

  Fund Summary             Treasury & Agency Fund
---------------------------
How has the Treasury & Agency Fund performed?
By showing the variability of the Treasury & Agency Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Treasury & Agency Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                                1990     8.94%
                                1991    11.49%
                                1992     5.89%
                                1993     5.06%
                                1994     1.20%
                                1995    15.22%
                                1996     3.30%
                                1997     7.30%
                                1998     8.00%
                                1999     0.01%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 6.11%. The Treasury & Agency Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's com-mencement of operations as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification re-quirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter: 5.24% 2Q1995   Worst Quarter: -1.24% 1Q1996
--------------------------------------------------------------------------------

                                       34
----

  Fund Summary             Treasury & Agency Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999/1/

--------------------------------------------------------------------------------

             inception                           performance
         date of class 1 year 5 years 10 years since 4/30/88
------------------------------------------------------------
Class I     1/20/97    0.01%   6.65%   6.55%       6.82%
------------------------------------------------------------
Lehman Brothers
 Intermediate
 Treasury Index/2/     0.41%   6.92%   7.09%       7.44%
------------------------------------------------------------
Lipper Short U.S.
 Government Fund
 Index/3/              2.55%   6.12%   6.03%           *
------------------------------------------------------------

/1/The Treasury & Agency Fund commenced operations on January 20,
  1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, poli-cies, guidelines and restrictions as the Fund. The quoted per-formance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of op-erations as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

/2/The Lehman Brothers Intermediate Treasury Index is an unman-aged index comprised of U.S. Treasury-issued securities with ma-turities of one to ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the per-formance of the Fund reflects the deduction of these expenses.

/3/The Lipper Short U.S. Government Fund Index consists of the equally weighted average month returns of the largest funds within the universe of all funds in the category.
* Index did not exist.


                                       35
----

  Fund Summary             Treasury & Agency Fund
---------------------------

Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     class i
---------------------------------------------------
Investment Advisory Fees                      .40%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .22%
---------------------------------------------------
Total Annual Fund Operating Expenses          .62%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/   (.17%)
---------------------------------------------------
Net Expenses                                  .45%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .45% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $48                $183                      $331                       $760
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of

                        /1/Without contractual fee waivers, 1 Year expenses
                           would be $63.
investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

                                       36
----

                     -------------------------------------
  ONE GROUP(R)             High Yield Bond Fund
-----------------------------------------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of the High Yield Bond Fund?
The Fund seeks a high level of current income by investing primarily in a di-versified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

What are the High Yield Bond Fund's main investment strategies?
The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations. The Fund's investments generally will be rated below investment grade or unrated. Such securities are also known as junk bonds. The Fund's sub-advisor, Banc One High Yield Partners, LLC focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund's investments. For more information about the High Yield Bond Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What is a bond?
A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corpora-tion, or a municipality, securities issued or guaranteed by a foreign govern-ment or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securi-ties, asset-backed securities, stripped government securities and zero coupon obligations.

What is a junk bond?
A "junk bond" is a debt security that is rated below investment grade. (Junk bonds also include unrated securities that Banc One Investment Advisors or Banc One High Yield Partners believes to be of comparable quality to debt securities that are rated below investment grade.) Junk bonds are also called "high yield bonds" and "non-investment grade bonds." These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor's Corporation and Ba or lower by Moody's Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

What are the main risks of investing in the High Yield Bond Fund?
The main risks of investing in the High Yield Bond Fund and the circumstances likely to adversely affect your investment are described below. The share price of the High Yield Bond Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the High Yield Bond Fund. For additional information on risk, please read "In-vestment Risks."

                                       37
----

  Fund Summary             High Yield Bond Fund
---------------------------
main risks

Junk Bond Risk. The Fund's main investment strategy is to invest in securities which are considered to be speculative. These investments may be issued by com-panies which are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term in-vestment program for investors who are able and willing to assume a high degree of risk.

Smaller Companies. As part of its high yield strategy, the Fund invests in debt securities of smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller compa-nies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in the value of their debt secu-rities. This may cause unexpected decreases in the value of your investment in the Fund.

Sensitivity to Interest Rates and Economic Changes. The income and market value of the Fund's securities may fluctuate more than higher rated securities. Al-though non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund's investments and the Fund's net asset value may be volatile.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       38
----

  Fund Summary             High Yield Bond Fund
---------------------------

How has the High Yield Bond Fund performed?
By showing the variability of the High Yield Bond Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the High Yield Bond Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/--Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 0.30%.

                                    [GRAPH]

                                 1999    3.26%


--------------------------------------------------------------------------------
Best Quarter: 3.26% 1Q1999   Worst Quarter: -1.50% 3Q1999
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999/1/

--------------------------------------------------------------------------------

                                            inception           performance
                                        date of class 1 year since 11/13/98
---------------------------------------------------------------------------
Class I                                   11/13/98    3.26%      3.94%
---------------------------------------------------------------------------
CSFB Global High Yield Index/1/                       3.28%      2.80%
---------------------------------------------------------------------------
CSFB Domestic Plus High Yield Index/2/                2.26%          *
---------------------------------------------------------------------------
Lipper High Yield Bond Fund Index/3/                  4.78%      4.11%
---------------------------------------------------------------------------

/1/The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged index comprised of securities that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market. The perfor-mance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the de-duction of these expenses. The CSFB Global High Yield Index was formerly named the CSFB High Yield Index.

/2/The Credit Suisse First Boston (CSFB) Domestic Plus High Yield
  Index is an unmanaged index comprised of high yield securities, within developed nations, that are selected primarily on the basis of size, liquidity and diversification to be representa-tive of the high yield market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these ex-penses.

/3/The Lipper High Yield Bond Fund Index is an unmanaged index typically comprised of the 30 largest mutual funds aimed at high current yields from fixed income securities. These funds have no quality or maturity restrictions and tend to invest in lower grade debt issues.

* Index did not exist.


                                       39
----

  Fund Summary             High Yield Bond Fund
---------------------------

Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     CLASS I
---------------------------------------------------
Investment Advisory Fees                      .75%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .28%
---------------------------------------------------
Total Annual Fund Operating Expenses         1.03%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/   (.13%)
---------------------------------------------------
Net Expenses                                  .90%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .90% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------
The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of
investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge
(load) on reinvested dividends.

             1 Year/1/            3 Years                   5 Years                   10 Years
                        ----------------------------------------------------------------------
                $92                $315                      $556                      $1,248
                        ----------------------------------------------------------------------

                        /1/Without contractual fee waivers, 1 Year expenses
                          would be $105.

                                       40
----

                     -------------------------------
  ONE GROUP(R)             Mortgage-Backed
--------------------------
                           Securities Fund
Fund Summary: Investments, Risk & Performance

What is the goal of the Mortgage-Backed Securities Fund?
The Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

What are the Mortgage-Backed Securities Fund's main investment strategies?
The Fund invests mainly in investment grade bonds and debt securities. These include mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), the Fed-eral Home Loan Mortgage Corporation (FHLMC), commercial mortgage securities and collateralized mortgage obligations. The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, as-set-backed securities, municipal securities and corporate debt securities. Banc One Investment Advisors analyzes four major factors in managing and construct-ing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transac-tion. For more information about the Mortgage-Backed Securities Fund's invest-ment strategies, please read "More About the Fund" and "Principal Investment Strategies."

What is a bond?
A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. government or its agencies and instrumentalities, a corpora-tion, or a municipality, securities issued or guaranteed by a foreign govern-ment or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securi-ties, asset-backed securities, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Mortgage-Backed Securities Fund? The main risks of investing in the Fund and the circumstances likely to ad-versely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read "Investment Risks."

main risks

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in inter-est rates. If rates increase, the value of the Fund's investments generally de-clines. On the other hand, if rates fall, the value of the investments gener-ally increases. Your investment will decline in value if the value of the Fund's investments decrease.

                                       41
----

  Fund Summary             Mortgage-Backed Securities Fund
---------------------------
Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usual-ly, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make pay-ments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securi-ties held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect a security's liquidity and make it difficult for the Fund to sell the security.

Prepayment and Call Risk. As part of its main investment strategy, the Fund in-vests in mortgage-backed and asset-backed securities. The issuers of these se-curities and other callable securities may be able to repay principal in ad-vance, especially when interest rates fall. Changes in prepayment rates can af-fect the return on investment and yield of mortgage and asset-backed securi-ties. When mortgage and other obligations are pre-paid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund may also fail to recover additional amounts (i.e., premiums) paid for the securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund invests in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the perfor-mance of underlying assets or securities. If the underlying assets do not per-form as expected, the value of the derivative security and your investment in the Fund may decline. Derivatives generally are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       42
----

  Fund Summary             Mortgage-Backed Securities Fund
---------------------------
How has the Mortgage-Backed Securities Fund performed?
By showing the variability of the Mortgage-Backed Securities Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Mortgage-Backed Se-curities Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/,/2/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [GRAPH]

                                1990    10.10%
                                1991    15.11%
                                1992     6.87%
                                1993    11.54%
                                1994   (8.08)%
                                1995    28.94%
                                1996     8.90%
                                1997    12.14%
                                1998     6.00%
                                1999     2.18%


/1/For the period January 1, 2000, through September 30, 2000, the Fund's total return was 6.04%.

/2/The Fund commenced operations on August 18, 2000, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objec-tives, policies, guidelines and restrictions as the Fund. The quoted perfor-mance of the Fund includes the performance of the common trust fund for the pe-riods prior to the commencement of operations of the Fund as adjusted to re-flect the expenses associated with the Fund. The common trust fund was not reg-istered with the SEC and was not subject to the investment restrictions, limi-tations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

--------------------------------------------------------------------------------
Best Quarter: 9.05% 2Q1995   Worst Quarter: -2.81% 4Q1994
--------------------------------------------------------------------------------

                                       43
----

  Fund Summary             Mortgage-Backed Securities Fund
---------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated compare to a broad measure of market perfor-mance. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999/1/

--------------------------------------------------------------------------------

           inception                            performance
         date of class 1 year 5 years 10 years since 12/31/83
-------------------------------------------------------------
Class I     8/18/00    2.18%  11.27%   9.01%       10.53%
-------------------------------------------------------------
Lehman Brothers
 Mortgage-Backed
 Securities Index/2/   1.86%   7.98%   7.78%        9.93%
-------------------------------------------------------------

/1/ The Fund commenced operations on August 18, 2000, subsequent to the trans-fer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted per-formance of the Fund includes the performance of the common trust fund for pe-riods prior to the commencement of operations of the Fund as adjusted to re-flect the expenses associated with the Fund. The common trust fund was not reg-istered with the SEC and was not subject to the investment restrictions, limi-tations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.
/2/ The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged market value weighted index of 15 and 30 year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Na-tional Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and balloon mortgages with fixed rate coupons. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.


                                       44
----

  Fund Summary             Mortgage-Backed Securities Fund
---------------------------

Fees and Expenses

--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     class i
---------------------------------------------------
Investment Advisory Fees                      .35%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .25%
---------------------------------------------------
Total Annual Fund Operating Expenses          .60%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/   (.20%)
---------------------------------------------------
Net Expenses                                  .40%
---------------------------------------------------

/1/Expense information is based on estimated amounts for the Fund' current fis-
  cal year.
/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .40% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

             1 year/1/                                                 3 years
                        ------------------------------------------------------
                $41                                                     $172
                        ------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of investing in
other mutual
                        /1/Without contractual fee waivers, 1 Year expenses
                          would be $61.
funds. The examples assume that you invest $10,000 in the Fund for the time pe-riods indicated and reflect what you would pay if either you redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.

                                       45
----

                     --------------------------------------
  ONE GROUP(R)             More About the Funds
------------------------------------------------------------

Each of the nine funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation. For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Informa-tion.

Principal Investment Strategies

This prospectus describes nine mutual funds with a variety of investment objec-tives, including total return, capital appreciation and current income. Banc One Investment Advisors analyzes four major factors in managing and construct-ing the Funds: duration, market sector, maturity concentration and individual securities. The Funds attempt to enhance total return by selecting market sec-tors that offer risk/reward advantages based on structural risks and credit trends. Individual securities that are purchased by the Funds are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the in-vestment (e.g., asset-backed and mortgage-backed securities). In addition, the principal investment strategy that is used to meet each Fund's investment ob-jective is described in "Fund Summary: Investments, Risks & Performance" in the front of this prospectus. It is also described below.

              FUNDAMENTAL POLICIES

 Each Fund's investment strategy may involve
 "fundamental policies." A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund.


There can be no assurance that the Funds will achieve their investment objec-tives. Please note that each Fund also may use strategies that are not de-scribed below, but which are described in the Statement of Additional Informa-tion.

one group ultra short-term bond fund. The Fund invests in all types of debt se-curities including money market instruments, adjustable rate mortgage-backed securities and taxable and tax-exempt municipal securities. The Fund will main-tain a maximum interest rate sensitivity approximately equal to that of a two-year U.S. Treasury security, although the Fund's actual interest rate sensitiv-ity is expected to be approximately equal to that of a one-year U.S. Treasury security.

 . The Fund normally invests at least 80% of its total assets in debt securi-ties. Debt securities include bonds, notes and other obligations.

 . Up to 20% of the Fund's total assets may be invested in preferred stock.

                                       46
----

------------

 . The Fund will invest in adjustable rate mortgage pass-through securities and other securities representing an interest in or secured by mortgages with periodic interest rate resets (some of which may be subject to repur-chase agreements). These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

one group short-term bond fund. The Fund invests in all types of debt securi-ties with short to intermediate maturities.

 . The Fund invests at least 80% of its total assets in debt securities with short to intermediate maturities.

 . At least 65% of the Fund's total assets will consist of bonds.

 . Up to 20% of the Fund's total assets may be invested in preferred stock.

 . The Fund also may purchase taxable or tax-exempt municipal securities.

 . The Fund's effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments.

one group intermediate bond fund. The Fund invests in debt securities of all types including bonds, notes, U.S government obligations, and taxable and tax-exempt municipal securities, rated as investment grade at the time of invest-ment, (or, if unrated, determined by Banc One Investment Advisors, to be of comparable quality).

 . The Fund normally invests at least 80% of its total assets in debt securi-ties. Debt securities include bonds, notes and other obligations.

 . As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds and at least 50% of total assets will consist of ob-ligations issued by the U.S. government or its agencies and instrumentali-ties, some of which may be subject to repurchase agreements.

 . Up to 20% of the Fund's total assets may be invested in preferred stock.

 . The Fund's average weighted maturity will ordinarily range between three and ten years, taking into account expected prepayment of principal on certain investments. The Fund may shorten that weighted average maturity to as little as one year for temporary defensive purposes.

                                       47
----

------------

        WHAT IS AVERAGE WEIGHTED MATURITY?

 Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value.
 Average weighted maturity is important to investors as an indication of a fund's sensitivity to changes in interest rates.
 Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms "Intermediate" and "Short-Term" in a fund's name refer to the average maturity the fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund's portfolio.
 Therefore, in the case of a Fund holding mortgage-backed securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.


one group bond fund. The Fund invests in all types of debt securities rated as investment grade, as well as convertible securities, preferred stock and loan participations.

 . The Fund invests at least 65% of its total assets in debt securities of all types with intermediate to long maturities.

 . As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds.

 . The Fund also may purchase taxable or tax-exempt municipal securities.

 . The Fund may invest in debt securities that are rated in the lowest in-vestment grade category.

 . The Fund's average weighted maturity will ordinarily range between four and twelve years, although the Fund may shorten its weighted average matu-rity if deemed appropriate for temporary defensive purposes.

one group income bond fund. The Fund invests in all types of debt securities rated as investment grade or below investment grade, as well as convertible se-curities, preferred stock and loan participations.

 . The Fund invests at least 70% of its total assets in debt securities of all types rated as investment grade at the time of investment or, if unrated, determined to be of comparable quality by Banc One Investment Ad-visors.

 . Up to 30% of the Fund's total assets may be invested in convertible secu-rities, preferred stock, loan participations and debt securities rated be-low investment grade or, if unrated, determined by Banc One Investment Ad-visors to be of comparable quality.


                                       48
----

------------
 . The Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category.

 . As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds.

 . The Fund also may purchase taxable or tax-exempt municipal securities.

 . The Fund's average weighted maturity will ordinarily range between five and twenty years, although the Fund may shorten its weighted average matu-rity to as little as two years if deemed appropriate for temporary defen-sive purposes.

one group government bond fund. The Fund limits its investments to securities issued by the U.S. government and its agencies and instrumentalities or related to securities issued by the U.S. government and its agencies and instrumentali-ties.

 . At least 65% of the Fund's total assets will be invested in debt instru-ments with principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements, and other securities representing an interest in or secured by mortgages that are issued or guaranteed by certain U.S. government agen-cies or instrumentalities.

 . The Fund's average weighted maturity will ordinarily range between three and fifteen years, taking into account expected prepayment of principal on certain investments. However, the Fund's average weighted remaining matu-rity may be outside this range if warranted by market conditions.

one group treasury & agency fund. The Fund invests in U.S. Treasury and other U.S. agency obligations including fixed income securities and mortgage-related securities. At least 65% of the Fund's total assets will be invested in Trea-sury & Agency Obligations.

     WHAT IS A TREASURY & AGENCY OBLIGATION?

 For purposes of the Treasury & Agency Fund, a
 Treasury & Agency obligation includes U.S.
 Treasury bills, notes and other obligations is-sued or guaranteed by U.S. government agencies and instrumentalities, Separately Traded Regis-tered Interest and Principal Securities known as STRIPS and Coupons Under Book Entry Safe-keeping known as CUBES.

 . The Fund also invests in other government-only investment companies, in-cluding money market funds of One Group. The Fund indirectly pays a por-tion of the expenses incurred by the underlying funds. The Fund also may invest in government mortgage-backed securities and government adjustable rate mortgage loans known as ARMS, as well as engage in securities lend-ing.

                                       49
----

------------

 . Normally, the Fund's average weighted maturity will range between two and five years.

one group high yield bond fund. The Fund's sub-advisor, Banc One High Yield Partners, LLC focuses on value in choosing securities for the Fund by using a "bottom-up" research methodology.

  WHAT IS A BOTTOM-UP RESEARCH METHODOLOGY?

 When Banc One High Yield Partners uses a bot-tom-up research methodology, it looks primarily at individual companies against the context of broader market factors.

For each issuer, Banc One High Yield Partners performs an in-depth analysis of the issuer including, business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, Banc One High Yield Partners monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund's investments which are considered to be the most risky and having regular discussions with senior management of issuers of the Fund's in-vestments.

 . The Fund invests at least 80% of its total assets in debt securities, loan participations, convertible securities and preferred stock which are rated below investment grade or unrated. The Fund may invest up to 100% of the Fund's total assets in such securities.

 . Up to 20% of the Fund's total assets may be invested in other securities, including investment grade debt securities.

 . As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds.

 . The Fund's average weighted maturity will ordinarily range between five and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes.

one group mortgage-backed securities fund. The Fund invests in mortgage-backed securities and other securities representing an interest in or secured by mort-gages.

 . The Fund invests at least 65% of its total assets in mortgage-backed securities.

 . As a matter of fundamental policy, at least 65% of the Fund's total assets will consist of bonds.

 . The Fund will purchase securities issued or guaranteed by the Government
   National Mortgage Association (GNMA), the Federal National Mortgage Asso-ciation (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund also may purchase mortgage-backed securities and asset-backed


                                       50
----

------------

   securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

 . The Fund may purchase taxable or tax-exempt municipal securities.

 . The Fund may invest in debt securities that are rated in the lowest in-vestment grade category.

 . The Fund's average weighted maturity will normally range between two and ten years although the Fund may shorten its weighted average if deemed ap-propriate for temporary defensive purposes.

Investment Risks

The risks associated with investing in the Bond Funds are described below and in "Fund Summaries: Investments, Risk & Performance" at the front of this pro-spectus.

fixed income securities. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of a Fund's investments increase and decrease. While securities with longer du-ration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are sub-ject to the risk that the issuer of the security will be unable to meet its re-payment obligation.

derivatives. The Funds invest in securities that may be considered to be deriv-atives. These securities may be more volatile than other investments. Deriva-tives present, to varying degrees, market, credit, leverage, liquidity and man-agement risks. A Fund's use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

              WHAT IS A DERIVATIVE?

 Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

lower rated securities. The Intermediate Bond Fund, the Ultra Short-Term Bond Fund, the Short-Term Bond Fund, the Bond Fund, the Income Bond Fund and the Mortgage-Backed Securities Fund may purchase debt securities rated in the low-est investment grade category. Securities in this rating category are consid-ered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on is-suers of higher grade securities.

                                       51
----

------------

high yield/junk bonds. The High Yield Bond Fund and, to a lesser extent, the Income Bond Fund invest in high yield securities that are unrated or rated be-low investment grade (commonly known as "junk bonds"). These securities are considered to be high risk investments. You should not invest in the Funds un-less you are willing to assume the greater risk associated with high yield se-curities. These risks include the following:

 . Greater Risk of Loss. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, fi-nancially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. If an issuer fails to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of their investments. The Funds also may incur additional expenses in seeking recovery from the issuer.

 . Sensitivity to Interest Rate and Economic Changes. The income and market value of the Funds' securities may fluctuate more than higher rated secu-rities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Funds' investments and the Funds' net asset value may be volatile.

 . Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

 . Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condi-tion deteriorates, accurate financial and business information may be lim-ited or unavailable. In addition, the Funds' investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for certain of the Funds' investments, valuation of such investments is much more dependent on judg-ment than is the case with higher rated securities.

 . Liquidity. There may be no established secondary or public market for the Funds' investments. As a result, the Funds may be required to sell invest-ments at substantial losses or retain them indefinitely even where an is-suer's financial condition is deteriorating.

 . High Yield Bond Market. Unlike investment grade securities (including se-curities which were investment grade when issued but have fallen below in-vestment grade), the track record for bond default rates on new issues of non-investment grade bonds is relatively short. It may be that future de-fault rates on new issues of non-investment grade securities will be more widespread and higher than in the past, especially if economic conditions deteriorate.

                                       52
----

------------

 . Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, the Funds will not rely solely on ratings is-sued by established credit rating agencies, but will use such ratings in conjunction with Banc One Investment Advisor's or the Sub-Advisor's inde-pendent and ongoing review of credit quality. (Please see "Description of Ratings" in the Statement of Additional Information.) Because investments in lower rated or unrated securities involve greater investment risk, achievement of the Funds' investment objectives will be more dependent on Banc One Investment Advisor's or the Sub-Advisor's credit analysis than would be the case if the Funds were investing in higher rated securities. The Funds may seek to hedge investments through transactions in options, futures contracts and related options. The Funds also may use swap agree-ments to further manage exposure to lower rated securities.

small-capitalization companies. Investments in smaller, younger companies may be riskier than investments in larger, more established companies. These compa-nies may be more vulnerable to changes in economic conditions, specific indus-try conditions, market fluctuations and other factors effecting the profitabil-ity of other companies. Because economic events may have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in their stock price. This may cause frequent and unexpected increases or de-creases in the value of your investment.

foreign securities. Investments in foreign securities involve risks different from investments in U.S. securities. These risks include the risks associated with higher transaction costs, delayed settlements, currency controls and ad-verse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may nega-tively affect an investment. Adverse changes in exchange rates may erode or re-verse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Because of these risk factors, the share price of Funds that invest in foreign securi-ties is expected to be volatile, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment.

For more information about risks associated with the types of investments that the Bond Funds purchase, please read "Fund Summaries: Investments, Risk & Per-formance," Appendix A and the Statement of Additional Information.

Investment Policies

Each Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Funds. The full text of the funda-mental policies can be found in the Statement of Additional Information.

                                       53
----

------------

Each Fund may not:

 1. Purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities (including, with respect to the Mortgage-Backed Securities Fund, mortgage-backed securities) is-sued or guaranteed by the United States, its agencies or instrumentali-ties, securities of registered investment companies, and repurchase agreements involving these securities. This restriction applies with re-spect to 75% of a Fund's total assets.

 2. Concentrate their investment in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

 3.  Make loans, except that a Fund may:

  (i) purchase or hold debt instruments in accordance with its investment objective and policies;

  (ii)  enter into repurchase agreements; and

  (iii)  engage in securities lending.

Additional investment policies can be found in the Statement of Additional In-formation.

Portfolio Quality

Various rating organizations (like Standard & Poor's Corporation and Moody's Investors Service) assign ratings to securities (other than equity securities). Generally, ratings are divided into two main categories: "Investment Grade Se-curities" and "Non-Investment Grade Securities." Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Secu-rities have a high probability of making payments on such securities. Non-In-vestment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities. The Funds only purchase securities that meet the rating criteria described below. Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund) will look at a security's rating at the time of in-vestment. If the securities are unrated, Banc One Investment Advisors (or Banc One High Yield Partners with respect to the High Yield Bond Fund) must deter-mine that they are of comparable quality to rated securities.

debt securities

 . The Government Bond Fund and the Treasury & Agency Fund may invest in debt securities rated in any of the three highest investment grade rating cate-gories.

                                       54
----

------------

 . The Ultra Short-Term Bond Fund, the Intermediate Bond Fund, the Short-Term
   Bond Fund, the Bond Fund and the Mortgage-Backed Securities Fund may in-vest in debt securities rated in any of the four investment grade rating categories.

 . The Income Bond Fund and the High Yield Bond Fund may purchase securities in ANY rating category. Please read "Fund Summaries: Investments, Risk & Performance" and "High Yield/Junk Bonds" for more information about the Income Bond Fund and the High Yield Bond Fund.

preferred stock

 . The Ultra Short-Term Bond Fund, the Short-Term Bond Fund, the Bond Fund and the Intermediate Bond Fund may only invest in preferred stock rated in any of the four highest rating categories.

 . The Mortgage-Backed Securities Fund may invest only in preferred stock rated in any of the three highest rating categories.

 . The Income Bond Fund and the High Yield Bond Fund may invest in preferred stock in any rating category.

municipal securities

 . The Ultra Short-Term Bond Fund, the Short-Term Bond Fund, Intermediate
   Bond Fund and the Bond Fund may only invest in municipal bonds rated in any of the four highest rating categories.

 . The Mortgage-Backed Securities Fund may invest only in municipal bonds rated in any of the three highest rating categories.

 . The Ultra Short-Term Bond Fund, the Intermediate Bond Fund, the Bond Fund and the Mortgage-Backed Securities Fund may invest only in other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations which are rated in the highest or second highest rating categories. The Short-Term Bond Fund may invest in such securities only if they are rated in the highest rating category.

 . The Income Bond Fund and the High Yield Bond Fund may invest in municipal securities rated in ANY category.

commercial paper

 . The Intermediate Bond Fund, the Short-Term Bond Fund, the Bond Fund, the
   Ultra Short-Term Bond Fund and the Mortgage-Backed Securities Fund may in-vest in commercial paper rated in the highest or second highest rating category.

 . The High Yield Bond Fund and the Income Bond Fund may invest in commercial paper in any rating category.

For more information about ratings, please see "Description of Ratings" in the Statement of Additional Information.

                                       55
----

------------

Temporary Defensive Positions

To respond to unusual market conditions, the Funds may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and may prevent the Funds from meeting their investment objectives.

             WHAT IS A CASH EQUIVALENT?

 Cash equivalents are highly liquid, high-qual-ity instruments with maturities of three months or less on the date they are purchased They in-clude securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agree-ments), certificates of deposit, bankers' ac-ceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

Portfolio Turnover

The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfo-lio turnover rate for each Fund for the fiscal year ended June 30, 2000, is shown on the Financial Highlights. To the extent portfolio turnover results in short-term capital gains, such gains will generally be taxed at ordinary income tax rates.

                                       56
----

                     --------------------------------------------------
  ONE GROUP(R)             How to Do Business with
--------------------------

                           One Group Mutual Funds

Purchasing Fund Shares

Where can I buy shares?
You may purchase Fund shares:

 . Directly from One Group through The One Group Services Company (the "Dis-tributor"), and

 . From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

When can I buy shares?
 . Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed including the following holi-days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 . Purchase requests received before 4 p.m. Eastern Time ("ET") will be ef-fective that day. On occasion, the NYSE will close before 4 p.m. ET. When that happens, purchase requests received after the NYSE closes will be effective the following business day.

 . If a Shareholder Servicing Agent holds your shares, it is the responsi-bility of the Shareholder Servicing Agent to send your purchase or re-demption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

 . The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

 . Shares are electronically recorded. Therefore, certificates will not be issued.

Who may purchase Class I shares?

Class I shares may be purchased by:

 . Institutional investors, such as corporations, pension and profit sharing plans, and foundations; and any organization authorized to act in a fidu-ciary, advisory, custodial or agency capacity, including affiliates of Bank One Corporation. Accounts may be opened with the Funds' transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Servicing Agent.


                                       57
----

------------

How much do shares cost?

 .  Shares are sold at net asset value ("NAV").

 . NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class ex-penses) by the number of outstanding shares in that class.

 . A Fund's NAV changes every day. NAV is calculated each business day fol-lowing the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

How do I open an account?
1. Read the prospectus carefully, and select the Fund or Funds most appropriate for you.

2. Decide how much you want to invest.

 . The minimum initial investment for Class I shares for all Funds is $200,000 per Fund.

 . You are required to maintain a minimum account balance equal to the mini-mum initial investment in each Fund.

 .  Subsequent investments for all Funds must be at least $5,000 per Fund.


 .  These minimums may be waived.

3. Complete the Account Application Form. Be sure to sign up for all of the ac-count privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

You must provide the Fund with your social security or tax identification num-ber and certify that you are not subject to 31% backup withholding for failing to report income to the IRS. If you fail to furnish the requested information, or you violate IRS regulations, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions.

4. Send the completed application and a personal check (unless you choose to pay by wire) to:

    one group mutual funds p.o. box 8528 boston, ma 02266-8528

                                       58
----

------------

 .  And authorize a wire to:

    state street bank and trust company

    attn: custody and shareholder services

    aba 011 000 028

    dda 99034167

    fbo one group fund

     (ex: one group intermediate bond fund--i)

    your account number

     (ex: 123456789)

    your account registration

     (ex: abc corporation)

If you choose to pay by wire, please call 1-877-691-1118.

5. All checks must be in U.S. dollars. One Group does not accept "third party checks." Checks made payable to any individual or company and endorsed to One Group Mutual Funds are considered third party checks.

All checks must be payable to one of the following:

 . One Group Mutual Funds; or

 . the specific Fund in which you are investing.

Checks made payable to any party other than those listed above will be returned to the address provided on the account application.

6. If you redeem shares purchased under the Systematic Investment Plan (see be-low) or that were purchased by check, One Group will delay forwarding you redemption proceeds until payment has been collected from your bank. One Group generally receives payment within ten (10) calendar days of purchase.

7. If you purchase shares through a Shareholder Servicing Agent, you may be re-quired to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, ex-changes and redemptions.

8. If you have any questions, contact your Shareholder Servicing Agent or call 1-877-691-1118.

Can I purchase shares over the telephone?
Yes. Simply select this option on your Account Application Form and then:

 . Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your purchase instructions.

                                       59
----

------------

 . Authorize a bank transfer or initiate a wire transfer to the following wire address:

    state street bank and trust company
    attn: custody & shareholder services
    aba 011 000 028
    dda 99034167
    fbo one group fund

     (ex: one group intermediate bond fund--i) your account number
    (ex: 123456789)
    your account registration

    (ex: abc corporation)

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone in-structions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 . You may revoke your right to make purchases over the telephone by sending a letter to:

    one group mutual funds
    p.o. box 8528
    boston, ma 02266-8528


Exchanging Fund Shares

What are my exchange privileges?

You may exchange Class I shares of a Fund for Class A shares of that Fund or for Class A or Class I shares of another One Group Fund.

One Group Funds offer a Systematic Exchange Privilege which allows you to auto-matically exchange shares of one fund to another on a monthly or quarterly ba-sis. This privilege is useful in dollar cost averaging. To participate in the Systematic Exchange Privilege, please select it on your account application. To learn more about it, please call 1-877-691-1118.

One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days writ-ten notice.

When are exchanges processed?
Exchanges are processed the same business day they are received, provided:

 . State Street Bank and Trust Company receives the request by 4:00 p.m., ET.

 . You have provided One Group with all of the information necessary to process the exchange.

                                       60
----

------------

 . You have received a current prospectus of the Fund or Funds in which you wish to invest.

 . You have contacted your Shareholder Servicing Agent, if necessary.

Do I pay a sales charge on an exchange?
Generally, you will not pay a sales charge on an exchange. However:

 . You will pay a sales charge if you own Class I shares of a Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver. For more information about Class A shares, please contact your Shareholder Servicing Agent or call 1-877-691-1118 for a Class A shares pro-spectus.

Are exchanges taxable?
Generally:

 . An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

 . An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

 . You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?
Yes. The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore:

 . To prevent disruptions in the management of the Funds, One Group limits ex-cessive exchange activity. Exchange activity is excessive if it exceeds two substantive exchange redemptions within 30 days of each other.

 . Excessive exchange activity will result in revocation of your exchange privi-lege.

 . In addition, One Group reserves the right to reject any exchange request
  (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

 . Your shares may be automatically redeemed and your account closed if, due to exchanges, you no longer meet the Fund's minimum balance requirement. For in-formation on the minimum required balance, please read, "How do I open an ac-count?".

Redeeming Fund Shares

When can I redeem shares?
You may redeem all or some of your shares on any day that the Funds are open for business.

 . Redemption requests received before 4:00 p.m. ET (or when the NYSE closes) will be effective that day.

                                       61
----

------------

 . All required documentation in the proper form must accompany a redemption re-quest. One Group may refuse to honor incomplete redemption requests.

 . You may use any of the following methods to redeem your shares:

How do I redeem shares?
1. You may send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the fol-lowing address:

    one group mutual funds
    p.o. box 8528
    boston, ma 02266-8528

2. You may redeem over the telephone. Please see "Can I Redeem By Telephone?" for more information.

 . You may request redemption forms by calling 1-877-691-1118 or visiting www.onegroup.com.

 . One Group may require that the signature on your redemption request be guar-anteed by a participant in the Securities Transfer Association Medallion Pro-gram or the Stock Exchange Medallion Program, unless:

 1. the redemption is for shares worth $50,000 or less;

 2. the redemption is payable to the shareholder of record;

 3. the redemption check is mailed to the shareholder at the record address;
    or

 4. the redemption is payable by wire or bank transfer (ACH) to a pre-exist-ing bank account.

 . On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

 1. a designated commercial bank; or

 2. your Shareholder Servicing Agent.

 . One Group may charge you a wire redemption fee. The current charge is $7.00.

 . Your redemption proceeds will be paid within seven days after receipt of the redemption request.

What will my shares be worth?

 . You will receive the NAV calculated after your redemption request is re-ceived. Please read "How much do shares cost?".

Can I redeem by telephone?
Yes, if you selected this option on your Account Application Form.

 . Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your redemption request.

                                       62
----

------------

 . Your redemption proceeds will be mailed or wired to the commercial bank ac-count you designated on your Account Application Form.

 . State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instruc-tions and asking for personal identification. If these procedures are fol-lowed, One Group will not be responsible for any loss, liability, cost or ex-pense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

additional information regarding redemptions

 . Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the ef-fect of large redemptions on the Fund and its remaining shareholders.

 . If you redeem shares for which you paid by check, and One Group has not yet received payment on the check, One Group will delay forwarding your redemp-tion proceeds until payment has been collected from your bank. One Group gen-erally receives payment within seven (7) business days of purchase.

 . One Group may suspend your ability to redeem when:

  1. Trading on the New York Stock Exchange ("NYSE") is restricted.

  2. The NYSE is closed (other than weekend and holiday closings).

  3.  The SEC has permitted a suspension.

  4. An emergency exists.

The Statement of Additional Information offers more details about this process.

 . You generally will recognize a gain or loss on a redemption for federal in-come tax purposes. You should talk to your tax advisor before making a re-demption.

                                       63
----

                     --------------------------------------------------
  ONE GROUP(R)             Shareholder Information
--------------------------------------------------------------------------------
Voting Rights

The Funds do not hold annual shareholder meetings, but may hold special meet-ings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment ad-visory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters re-lating solely to that Fund or class, or which affect that Fund or class differ-ently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

Dividends. The Funds generally declare dividends on the last business day of each month. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually. To maintain a relatively even rate of distributions from the Treasury & Agency Fund, the monthly distributions for that Fund may be fixed from time to time at rates consistent with Banc One Investment Advisors' long-term earnings expecta-tions.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment.

Dividend Reinvestment. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, un-less you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effec-tive upon receipt by State Street. You also may call 1-877-691-1118 to make this change.

                                       64
----

------------
Tax Treatment Of Shareholders

Taxation Of Shareholder Transactions
A sale, exchange or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

Taxation of Distributions. Each Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. Dividends you receive from a Fund, whether reinvested or received in cash, will be taxable to you. Dividends from a Fund's net investment income will be taxable as ordinary income and distributions from a Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment (and thus were included in the price you paid).

Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Zero Coupon Securities. Some of the Funds may acquire certain secu-rities issued with original issue discount (including zero-coupon securities). Current federal tax law requires that a holder (such as a Fund) of such a secu-rity must include in taxable income a portion of the original issue discount which accrues during the tax year on such security even if a Fund receives no payment in cash on the security during the year. As an investment company, a Fund must pay out substantially all of its net investment income each year, in-cluding any original issue discount. Accordingly, a Fund may be required to pay out in income distribution each year an amount which is greater than the total amount of cash interest a Fund actually received. Such distributions will be made from the cash assets of a Fund or by liquidation of investments if neces-sary. If a distribution of cash necessitates the liquidation of investments, Banc One Investment Advisors or the Sub-Advisor will select which securities to sell and a Fund may realize a gain or loss from those sales. In the event a Fund realizes net capital gains from these transactions, you may receive a larger capital gain distribution, if any, than you would in the absence of such transactions.

Taxation of Retirement Plans. Distributions by the Funds to qualified retire-ment plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has re-ceived shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Taxation of Distribu-tions." If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of mak-ing such an investment.


                                       65
----

------------

Tax Information. The Form 1099 that is mailed to eligible taxpayers in January details dividends and their federal tax category. Even though the Funds provide this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Ad-ditional Information. Please note that this tax discussion is general in na-ture. No attempt has been made to present a complete explanation of the feder-al, state, local or foreign tax treatment of the Funds or their shareholders.

Shareholder Statements and Reports

One Group or your Shareholder Servicing Agent will send you transaction confir-mation statements and quarterly account statements. Please review these state-ments carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-877-691-1118 and One Group will begin individual delivery within 30 days. If you would like to receive these docu-ments by e-mail, please visit www.onegroup.com and sign up for electronic de-livery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September, you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other re-ports.

If you have any questions or need additional information, please write One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-877-691-1118 or visit www.onegroup.com.

                                       66
----

                     -------------------------------------------
  ONE GROUP(R)             Management of
-------------------------- One Group Mutual Funds
The Advisor

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment pro-gram. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2000, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $131 billion in assets.

The Sub-Advisor

Banc One High Yield Partners, LLC (1111 Polaris Parkway, P.O. Box 710211, Co-lumbus, Ohio 43271-0211), is the sub-advisor to the High Yield Bond Fund and the Income Bond Fund. Banc One High Yield Partners was formed in June 1998 to provide investment advisory services related to high-yield, high-risk invest-ments to the High Yield Bond Fund and other advisory clients. Banc One High Yield Partners is controlled by Banc One Investment Advisors and Pacholder As-sociates, Inc. As of June 30, 2000, Banc One High Yield Partners had approxi-mately $357 million in assets under management.

Advisory Fees

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each year. For the most recent fiscal year, the Funds paid advisory fees at the following rates:

--------------------------------------------------------------------------------

                                               annual rate
                                             as percentage of
fund                                     average daily net assets
One Group(R) Ultra Short-Term Bond Fund            .28%
-----------------------------------------------------------------
One Group(R) Short-Term Bond Fund                  .32%
-----------------------------------------------------------------
One Group(R) Intermediate Bond Fund                .37%
-----------------------------------------------------------------
One Group(R) Bond Fund                             .39%
-----------------------------------------------------------------
One Group(R) Income Bond Fund*                     .41%
-----------------------------------------------------------------
One Group(R) Government Bond Fund                  .43%
-----------------------------------------------------------------
One Group(R) Treasury & Agency Fund                .20%
-----------------------------------------------------------------
One Group(R) High Yield Bond Fund*                 .60%
-----------------------------------------------------------------

* Includes fees paid by Banc One Investment Advisors to Banc One
  High Yield Partners, the sub-advisor to the High Yield Bond
  Fund and the Income Bond Fund.

One Group Mortgage-Backed Securities Fund began operations after the end of the most recent fiscal year. Under the investment advisory agreement with the Fund, Banc One Investment Advisors Corporation is entitled to a fee, calculated daily and paid monthly, equal to .35% of the average daily net assets of the Fund.

                                       67
----

------------
The Fund Managers

The Funds are managed by teams of Fund managers, research analysts and fixed income traders. The team works together to establish general duration and sec-tor strategies for the Funds. Each team member makes recommendations about se-curities in the Funds. The research analysts and trading personnel provide in-dividual security and sector recommendations, while the portfolio managers se-lect and allocate individual securities in a manner designed to meet the in-vestment objectives of the Fund.

Banc One High Yield Partners -- Prior Performance of Pacholder Associates, Inc.

Banc One High Yield Partners was formed as a limited liability company under an agreement between Banc One Investment Advisors and Pacholder Associates, Inc. Under the Agreement, Pacholder is responsible for providing portfolio manage-ment services on behalf of Banc One High Yield Partners. Pacholder is also re-sponsible for advising the Pacholder High Yield Fund, Inc. (formerly known as the Pacholder Fund, Inc.), a closed-end fund through a limited liability com-pany known as Pacholder & Company, LLC./1/

The following table shows historical performance of the Pacholder High Yield Fund, a fund with substantially similar investment objectives, policies, strat-egies and risks to the High Yield Bond Fund as measured against specified mar-ket indices. The information for the Pacholder High Yield Fund is provided to show the past performance of Pacholder in managing a substantially similar fund. This information does not represent the performance of the High Yield Bond Fund. You should not consider this performance data as an indication of future performance of the High Yield Bond Fund or the Pacholder High Yield Fund. The first column shows the performance of the High Yield Bond Fund for the period from November 13, 1998, through September 30, 2000.

With the exception of 1995 and 1998, the expense ratio of the Pacholder High Yield Fund has been higher than the expense ratio of the High Yield Bond Fund. The expense ratio has an impact on the total return that shareholders in the fund would realize. Unlike the High Yield Bond Fund, the Pacholder High Yield Fund pays a performance based investment advisory fee. With the exception of investment advisory fees paid in 1991, 1995, and 1998, the Pacholder High Yield Fund's investment advisory fees have been higher than the contractual advisory fees of the High Yield Bond Fund.

Unlike the High Yield Bond Fund, the Pacholder High Yield Fund is a closed-end fund that has issued both common and preferred stock. Holders of preferred stock in the Pacholder Fund are entitled to fixed rate distributions. The first column shows the return of the High Yield Bond Fund. The second column shows the NAV return realized by holders of common shares in the Pacholder High Yield Fund after distributions were made to preferred shareholders. The third column shows the NAV return that would have been realized if preferred shares had not been issued. The fourth and fifth columns compare the performance of the Pacholder High Yield Fund to specified market indices.

/1/Prior to August 21, 1998, Pacholder was responsible for advising the Pacholder Fund through a partnership known as Pacholder & Company.

                                       68
----

------------

Historical Performance/1/

--------------------------------------------------------------------------------

                                      pacholder high yield fund
                                    -------------------------------
                                                     total return
                                                       assuming
                                                     common stock     credit suisse  credit suisse
                                       common      is not leveraged   first boston   first boston
                                    shareholder's  through issuance    global high   domestic plus
                       high yield   return based     of preferred         yield       high yield
                       bond fund      on nav/2/        stock/3/         index/4/       index/5/
---------------------------------------------------------------------------------------------------
1986/6/                                    NA               NA               NA             NA
---------------------------------------------------------------------------------------------------
1990                                   -0.87%           -0.87%/2/,/7/    -6.38%              *
---------------------------------------------------------------------------------------------------
1991                                   36.71%           36.71%/2/,/7/    43.75%              *
---------------------------------------------------------------------------------------------------
1992                                   18.78%           19.38%           16.66%              *
---------------------------------------------------------------------------------------------------
1993                                   20.27%           18.40%           18.91%              *
---------------------------------------------------------------------------------------------------
1994                                    0.72%            2.21%           -0.97%              *
---------------------------------------------------------------------------------------------------
1995                                   10.68%           10.41%           17.38%              *
---------------------------------------------------------------------------------------------------
1996                                   20.40%           16.63%           12.42%              *
---------------------------------------------------------------------------------------------------
1997                                   15.44%           12.00%           12.63%              *
---------------------------------------------------------------------------------------------------
1998                                   -3.19%           -0.45%            0.58%              *
---------------------------------------------------------------------------------------------------
1998/8/                  1.13%                                                               *
---------------------------------------------------------------------------------------------------
1999                     3.26%/9/       2.56%            3.77%            3.28%           2.26%
---------------------------------------------------------------------------------------------------
2000                     0.30%/10/     -3.68%/11/       -0.73%/11/       -0.16%/11/      -0.95%/11/
---------------------------------------------------------------------------------------------------
1 YR Average Annual
 Return/12/              2.48%         -1.82%            0.82%            1.92%           0.73%
---------------------------------------------------------------------------------------------------
3 YR Average Annual
 Return/12/                            -1.09%            1.28%            1.76%              *
---------------------------------------------------------------------------------------------------
5 YR Average Annual
 Return/12/                             5.87%            6.18%            6.20%              *
---------------------------------------------------------------------------------------------------
Average Annual Return
 since 1990/6/,/12/                    10.30%           10.40%           10.23%              *
---------------------------------------------------------------------------------------------------

/1/Performance information is provided net of expenses. The net investment per-formance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions.
/2/Return to holders of common shares of the Pacholder High Yield Fund after distribution of dividends to preferred shareholders. Performance was derived using the method for calculating the total return of a closed-end fund as re-quired by SEC Form N-2. The returns through December 31, 1999, were audited by the Pacholder High Yield Fund's independent auditor in conjunction with the audit of the Pacholder High Yield Fund. As a closed-end fund, the Pacholder High Yield Fund is not required to redeem shares. As a result, it may be fully invested, hold more illiquid securities, and have a greater po-tential for gain or loss than the High Yield Bond Fund.
/3/Adjusts total return to show what shareholders would have received if the Pacholder High Yield Fund's common stock was not leveraged through the issu-ance of preferred stock. Assumes no distribution of dividends to preferred shareholders and that all shareholders in the Pacholder High Yield Fund hold common stock.
/4/The Credit Suisse First Boston (CSFB) Global High Yield Index is an unman-aged index comprised of securities that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market. The CSFB Global High Yield Index was formerly named the CSFB High Yield Index. The benchmark index for the Pacholder High Yield Fund has

                                       69
----

------------
 changed from the CSFB First Boston Global High Yield Index to the Credit Suisse First Boston (CSFB) Domestic Plus High Yield Index in order to better reflect the investment policies of the Fund for comparison purposes.
/5/The Credit Suisse First Boston (CSFB) Domestic Plus High Yield Index is an
  unmanaged index comprised of high yield securities, within developed nations, that are selected primarily on the basis of size, liquidity and diversifica-tion to be representative of the high yield bond market.
/6/The Pacholder High Yield Fund commenced operation on November 23, 1988. How-
  ever, the Pacholder High Yield Fund was not managed with substantially simi-lar investment objectives to the High Yield Bond Fund in 1988 and 1989. Be-ginning in the first quarter of 1990, the Pacholder High Yield Fund was man-aged with substantially similar investment objectives to the High Yield Bond Fund.
/7/No preferred stock was issued prior to April 6, 1992.
/8/For the period from November 13, 1998, through December 31, 1998. Returns have not been annualized. Class I shares only.
/9/     Class I shares only.
/10/For the period from January 1, 2000, through September 30, 2000. Returns have not been annualized. Class I shares only.
/11/For the period from January 1, 2000, through September 30, 2000. Returns have not been annualized.
/12/Through September 30, 2000.
* Index did not exist.

                                       70
----

                     ----------------------------------------------
  ONE GROUP(R)             Ultra Short-Term Bond Fund
-------------------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                            year ended june 30,
                                -----------------------------------------------
CLASS I                           2000      1999      1998      1997     1996
--------------------------------------------------------------------------------
net asset value, beginning of
 period                            $9.77     $9.87     $9.87     $9.79    $9.84
--------------------------------------------------------------------------------
Investment Activities:
 Net investment income              0.58      0.56      0.59      0.62     0.62
 Net realized and unrealized
  gains (losses) from
  investments and futures          (0.04)    (0.11)    (0.01)     0.05    (0.07)
--------------------------------------------------------------------------------
Total from Investment
 Activities                         0.54      0.45      0.58      0.67     0.55
--------------------------------------------------------------------------------
Distributions:
 Net investment income             (0.58)    (0.55)    (0.58)    (0.59)   (0.60)
Total Distributions                (0.58)    (0.55)    (0.58)    (0.59)   (0.60)
--------------------------------------------------------------------------------
net asset value, end of period     $9.73     $9.77     $9.87     $9.87    $9.79
--------------------------------------------------------------------------------
Total Return                        5.66%     4.66%     6.00%     7.14%    5.71%

ratios/supplementary data:
 Net assets at end of period
  (000)                         $261,592  $259,873  $188,133  $114,413  $57,276
 Ratio of expenses to average
  net assets                        0.40%     0.32%     0.30%     0.35%    0.45%
 Ratio of net investment
  income to average net assets      5.93%     5.63%     5.92%     6.02%    6.20%
 Ratio of expenses to average
  net assets*                       0.77%     0.79%     0.81%     0.81%    1.06%
 Portfolio turnover(a)             32.68%    38.70%    41.15%    70.36%   67.65%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       71
----

                     --------------------------------------
  ONE GROUP(R)             Short-Term Bond Fund
------------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                           year ended june 30,
                               ------------------------------------------------
CLASS I                          2000      1999      1998      1997      1996
--------------------------------------------------------------------------------
net asset value, beginning of
 period                          $10.40    $10.51    $10.47    $10.42    $10.53
--------------------------------------------------------------------------------
Investment Activities:
 Net investment income             0.59      0.59      0.63      0.63      0.64
 Net realized and unrealized
  gains (losses) from
  investments                     (0.11)    (0.11)     0.04      0.05     (0.11)
--------------------------------------------------------------------------------
Total from Investment
 Activities                        0.48      0.48      0.67      0.68      0.53
--------------------------------------------------------------------------------
Distributions:
 Net investment income            (0.59)    (0.59)    (0.63)    (0.63)    (0.64)
Total Distributions               (0.59)    (0.59)    (0.63)    (0.63)    (0.64)
--------------------------------------------------------------------------------
net asset value, end of
 period                          $10.29    $10.40    $10.51    $10.47    $10.42
--------------------------------------------------------------------------------
Total Return                       4.81%     4.67%     6.59%     6.75%     5.13%
ratios/supplementary data:
 Net assets at end of period
  (000)                        $726,539  $804,883  $592,669  $563,979  $604,916
 Ratio of expenses to average
  net assets                       0.53%     0.53%     0.53%     0.51%     0.51%
 Ratio of net investment
  income to average net
  assets                           5.77%     5.61%     6.01%     6.06%     6.06%
 Ratio of expenses to average
  net assets*                      0.81%     0.81%     0.82%     0.81%     0.82%
 Portfolio turnover(a)            25.93%    37.22%    56.99%    66.61%    75.20%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       72
----

                     -----------------------------------------
  ONE GROUP(R)             Intermediate Bond Fund
---------------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                     six months
                         year ended  ended june            year ended december 31,
                          june 30,      30,          --------------------------------------
CLASS I                     2000      1999(a)          1998      1997      1996      1995
--------------------------------------------------------------------------------------------
net asset value,
 beginning of period         $10.28      $10.61        $10.48    $10.29    $10.37     $9.21
--------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income         0.62        0.32          0.63      0.65      0.64      0.59
 Net realized and
  unrealized gains
  (losses) from
  investments                 (0.21)      (0.33)         0.14      0.18     (0.07)     1.16
--------------------------------------------------------------------------------------------
Total from Investment
 Activities                    0.41       (0.01)         0.77      0.83      0.57      1.75
--------------------------------------------------------------------------------------------
Distributions:
 Net Investment Income        (0.62)      (0.32)        (0.64)    (0.64)    (0.65)    (0.59)

Total Distributions           (0.62)      (0.32)        (0.64)    (0.64)    (0.65)    (0.59)
--------------------------------------------------------------------------------------------
net asset value, end of
 period                      $10.07      $10.28        $10.61    $10.48    $10.29    $10.37
--------------------------------------------------------------------------------------------
Total Return                   4.12%      (0.08%)(b)     7.62%     8.37%     5.78%    19.48%

ratios/supplementary
 data:
 Net assets at end of
  period (000)           $1,179,116  $1,385,890      $567,609  $482,679  $395,105  $393,656
 Ratio of expenses to
  average net assets           0.58%       0.62%(c)      0.66%     0.61%     0.67%     0.73%
 Ratio of net investment
  income to average net
  assets                       6.10%       6.27%(c)      6.02%     6.26%     6.29%     5.98%
 Ratio of expenses to
  average net assets*          0.81%       0.77%(c)      0.66%     0.61%     0.67%     0.73%
 Portfolio turnover(d)         6.08%       9.24%        50.32%    31.66%    31.62%    36.47%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Upon reorganizing as a fund of One Group Mutual Funds, the One Group Interme-diate Bond Fund merged into the Pegasus Intermediate Bond Fund to become the One Group Intermediate Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Intermediate Bond Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares is-sued.

                                       73
----

                     ----------------------
  ONE GROUP(R)             Bond Fund
--------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                     six months
                         year ended  ended june              year ended december 31,
                          june 30,      30,          ------------------------------------------
CLASS I                     2000      1999(a)           1998        1997       1996      1995
------------------------------------------------------------------------------------------------
net asset value,
 beginning of period         $10.34      $10.78          $10.59      $10.27    $10.45     $9.01
------------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income         0.65        0.35            0.65        0.66      0.68      0.63
 Net realized and
  unrealized gains
  (losses) from
  investments                 (0.26)      (0.44)           0.19        0.32     (0.18)     1.45
------------------------------------------------------------------------------------------------
Total from Investment
 Activities                    0.39       (0.09)           0.84        0.98      0.50      2.08
------------------------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.65)      (0.35)          (0.65)      (0.66)    (0.68)    (0.64)
Total Distributions           (0.65)      (0.35)          (0.65)      (0.66)    (0.68)    (0.64)
------------------------------------------------------------------------------------------------
net asset value, end of
 period                      $10.08      $10.34          $10.78      $10.59    $10.27    $10.45
------------------------------------------------------------------------------------------------
Total Return                   3.94%      (0.87%)(b)       8.17%       9.97%     5.08%    23.75%
ratios/supplementary
 data:
 Net assets at end of
  period (000)           $1,687,041  $1,330,527      $1,277,246  $1,101,894  $757,627  $485,851
 Ratio of expenses to
  average net assets           0.60%       0.64%(c)        0.64%       0.61%     0.66%     0.74%
 Ratio of net investment
  income to average net
  assets                       6.44%       6.65%(c)        6.10%       6.41%     6.71%     6.39%
 Ratio of expenses to
  average net assets*          0.83%       0.75%(c)        0.64%       0.61%     0.66%     0.74%
 Portfolio turnover(a)        16.19%      10.89%          34.69%      17.60%    24.92%    41.91%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Bond Fund became the One Group Bond Fund. The Financial Highlights for the peri-ods prior to March 22, 1999 represent the Pegasus Bond Fund. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the ba-sis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       74
----

                     ---------------------------------
  ONE GROUP(R)             Income Bond Fund
------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                     six months                                   february 1,
                         year ended    ended          year ended december 31,       1995 to
                          june 30,    june 30,       ---------------------------  december 31,
CLASS I                     2000      1999(a)          1998     1997      1996      1995(b)
------------------------------------------------------------------------------------------------
net asset value,
 beginning of period          $7.68       $8.10         $8.01    $7.85     $8.18       $7.68
------------------------------------------------------------------------------------------------
Investment Activities:
 Net investment income         0.48        0.22          0.47     0.50      0.46        0.47
 Net realized and
  unrealized gains
  (losses) from
  investments                 (0.17)      (0.35)         0.14     0.17     (0.24)       0.72
------------------------------------------------------------------------------------------------
Total from Investment
 Activities                    0.31       (0.13)         0.61     0.67      0.22        1.19
------------------------------------------------------------------------------------------------
Distributions:
 Net investment income        (0.48)      (0.23)        (0.47)   (0.49)    (0.45)      (0.47)
 Net realized gains
  (losses)                    --          (0.06)        (0.05)   (0.02)    (0.10)      (0.22)
------------------------------------------------------------------------------------------------
Total Distributions           (0.48)      (0.29)        (0.52)   (0.51)    (0.55)      (0.69)
------------------------------------------------------------------------------------------------
net asset value, end of
 period                       $7.51       $7.68         $8.10    $8.01     $7.85       $8.18
------------------------------------------------------------------------------------------------
Total Return                   4.19%      (1.68%)(c)     7.82%    8.86%     3.14%      15.90%(c)

ratios/supplementary
 data:
 Net assets at end of
  period (000)           $1,317,128  $1,328,702      $385,672  $94,544  $187,112    $191,930
 Ratio of expenses to
  average net assets           0.62%       0.62%(d)      0.65%    0.62%     0.57%       0.55%(d)
 Ratio of net investment
  income to average net
  assets                       6.35%       5.92%(d)      5.79%    6.08%     6.02%       6.34%(d)
 Ratio of expenses to
  average net assets*          0.81%       0.76%(d)      0.65%    0.62%     0.66%       0.67%(d)
 Portfolio turnover(e)        25.10%      20.55%        41.69%   38.70%   103.93%     173.26%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Upon reorganizing as a fund of One Group Mutual Funds, the One Group In-come Bond Fund merged into the Pegasus Multi Sector Bond Fund to become the One Group Income Bond Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Multi Sector Bond Fund. (B) Effec-tive February 1, 1995 the Fund changed its fiscal year end from January 31, to December 31. (C) Not annualized. (D) Annualized. (E) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       75
----

                     ----------------------------------------
  ONE GROUP(R)             Government Bond Fund
-------------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                           year ended june 30,
                               ------------------------------------------------
CLASS I                          2000      1999      1998      1997      1996
--------------------------------------------------------------------------------
net asset value, beginning of
 period                           $9.73    $10.11     $9.69     $9.56     $9.81
--------------------------------------------------------------------------------
Investment Activities:
 Net investment income             0.59      0.58      0.60      0.62      0.62
 Net realized and unrealized
  gains (losses) from
  investments and futures         (0.19)    (0.38)     0.42      0.13     (0.25)
--------------------------------------------------------------------------------
Total from Investment
 Activities                        0.40      0.20      1.02      0.75      0.37
--------------------------------------------------------------------------------
Distributions:
 Net investment income            (0.59)    (0.58)    (0.60)    (0.62)    (0.62)
Total Distributions               (0.59)    (0.58)    (0.60)    (0.62)    (0.62)
--------------------------------------------------------------------------------
net asset value, end of
 period                           $9.54     $9.73    $10.11     $9.69     $9.56
--------------------------------------------------------------------------------
Total Return                       4.33%     1.94%    10.81%     8.10%     3.81%

ratios/supplementary data:
 Net assets at end of period
  (000)                        $866,755  $964,576  $851,517  $724,423  $677,326
 Ratio of expenses to average
  net assets                       0.62%     0.62%     0.62%     0.62%     0.68%
 Ratio of net investment
  income to average net
  assets                           6.21%     5.77%     6.05%     6.45%     6.34%
 Ratio of expenses to average
  net assets*                      0.66%     0.66%     0.67%     0.68%     0.69%
 Portfolio turnover(a)            25.30%    80.86%    91.49%    60.53%    62.70%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       76
----

                     -----------------------------------------
  ONE GROUP(R)             Treasury & Agency Fund
---------------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements are incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                                                 january 20,
                                        year ended june 30,        1997 to
                                      -------------------------   june 30,
CLASS I                                2000     1999     1998      1997(a)
------------------------------------------------------------------------------
net asset value, beginning of period    $9.81   $10.09    $9.99     $10.00
------------------------------------------------------------------------------
Investment Activities:
 Net investment income                   0.57     0.57     0.62       0.28
 Net realized and unrealized gains
  (losses) from investments             (0.15)   (0.21)    0.15      (0.01)
------------------------------------------------------------------------------
Total from Investment Activities         0.42     0.36     0.77       0.27
------------------------------------------------------------------------------
Distributions:
 Net investment income                  (0.57)   (0.57)   (0.62)     (0.28)
 Net realized gains (losses)            (0.02)   (0.07)   (0.05)     --
Total Distributions                     (0.59)   (0.64)   (0.67)     (0.28)
------------------------------------------------------------------------------
net asset value, end of period          $9.64    $9.81   $10.09      $9.99
------------------------------------------------------------------------------
Total Return                             4.42%    3.54%    7.91%      2.78%(b)

ratios/supplementary data:
 Net assets at end of period (000)    $65,437  $79,958  $95,073   $110,084
 Ratio of expenses to average net
  assets                                 0.38%    0.36%    0.35%      0.45%(c)
 Ratio of net investment income to
  average net assets                     5.89%    5.60%    6.16%      6.44%(c)
 Ratio of expenses to average net
  assets*                                0.63%    0.65%    0.65%      0.78%(c)
 Portfolio turnover(d)                  30.02%   76.73%   41.60%     54.44%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized.
  (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       77
----

                     -------------------------------------
  ONE GROUP(R)             High Yield Bond Fund
-----------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                                                 november 13,
                                                      year ended   1998 to
                                                       june 30,    june 30,
CLASS I                                                  2000      1999(a)
-------------------------------------------------------------------------------
net asset value, beginning of period                      $9.87      $10.00
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income                                     0.89        0.51
 Net realized and unrealized gains (losses) from
  investments                                             (0.97)      (0.13)
-------------------------------------------------------------------------------
Total from Investment Activities                          (0.08)       0.38
-------------------------------------------------------------------------------
Distributions:
 Net investment income                                    (0.89)      (0.51)
Total Distributions                                       (0.89)      (0.51)
-------------------------------------------------------------------------------
net asset value, end of period                            $8.90       $9.87
-------------------------------------------------------------------------------
Total Return                                             (0.75)%       3.80%(b)

ratios/supplementary data:
 Net assets at end of period (000)                     $218,780    $137,433
 Ratio of expenses to average net assets                   0.88%       0.89%(c)
 Ratio of net investment income to average net assets      9.63%       8.48%(c)
 Ratio of expenses to average net assets*                  1.03%       1.18%(c)
 Portfolio turnover(d)                                    35.14%      28.02%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (A) Period from commencement of operations. (B) Not annualized. (C) Annualized. (D) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

                                       78
----

  ONE GROUP(R)             Appendix A
----------------------------------------------
Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Informa-tion. Following the table is a more complete discussion of risk.

                           fund name  fund code
 ----------------------------------------------
  One Group(R) Ultra Short-Term Bond       1
 ----------------------------------------------
   One Group(R) Short-Term Bond Fund       2
 ----------------------------------------------
      One Group(R) Intermediate Bond
                                Fund       3
 ----------------------------------------------
              One Group(R) Bond Fund       4
 ----------------------------------------------
       One Group(R) Income Bond Fund       5
 ----------------------------------------------
   One Group(R) Government Bond Fund       6
 ----------------------------------------------
      One Group(R) Treasury & Agency
                                Fund       7
 ----------------------------------------------
   One Group(R) High Yield Bond Fund       8
 ----------------------------------------------
        One Group(R) Mortgage-Backed
                     Securities Fund       9
 ----------------------------------------------

                                                                        Risk
Instrument                                                  Fund Code   Type
-------------------------------------------------------------------------------
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and        1-9 Market
CUBES.
-------------------------------------------------------------------------------
Treasury Receipts: TRS, TIGRs and CATS.                           1-9 Market
-------------------------------------------------------------------------------
U.S. Government Agency Securities: Securities issued by           1-9 Market
agencies and instrumentalities of the U.S. government.                Credit
These include Ginnie Mae, Fannie Mae and Freddie Mac.
-------------------------------------------------------------------------------
Certificates of Deposit: Negotiable instruments with a      1-5, 8, 9 Market
stated maturity.                                                      Credit
                                                                      Liquidity
-------------------------------------------------------------------------------

                                       79
----

------------

                                                                        Risk
Instrument                                                Fund Code     Type
-------------------------------------------------------------------------------
Time Deposits: Non-negotiable receipts issued by a bank     1-5, 8, 9 Liquidity
in exchange for the deposit of funds.                                 Credit
                                                                      Market
-------------------------------------------------------------------------------
Repurchase Agreements: The purchase of a security and             1-9 Credit
the simultaneous commitment to return the security to                 Market
the seller at an agreed upon price on an agreed upon                  Liquidity
date. This is treated as a loan.
-------------------------------------------------------------------------------
Reverse Repurchase Agreements: The sale of a security             1-9 Market
and the simultaneous commitment to buy the security                   Leverage
back at an agreed upon price on an agreed upon date.
This is treated as a borrowing by a Fund.
-------------------------------------------------------------------------------
Securities Lending: The lending of up to 33 1/3% of the           1-9 Credit
Fund's total assets. In return, the Fund will receive                 Market
cash, other securities, and/or letters of credit as                   Leverage
collateral.
-------------------------------------------------------------------------------
When-Issued Securities and Forward Commitments:                   1-9 Market
Purchase or contract to purchase securities at a fixed                Leverage
price for delivery at a future date.                                  Liquidity
                                                                      Credit
-------------------------------------------------------------------------------
Investment Company Securities: Shares of other mutual             1-9 Market
funds, including One Group money market funds and
shares of other money market mutual funds for which
Banc One Investment Advisors or its affiliates serve as
investment advisor or administrator. The Treasury &
Agency Fund and the Government Bond Fund will only
purchase shares of investment companies which invest
exclusively in U.S. Treasury and other U.S. agency
obligations. Banc One Investment Advisors will waive
certain fees when investing in funds for which it
serves as investment advisor.
-------------------------------------------------------------------------------
Convertible Securities: Bonds or preferred stock that    1, 3-5, 8, 9 Market
convert to common stock.                                              Credit
-------------------------------------------------------------------------------

                                       80
----

------------

                                                                        Risk
Instrument                                                 Fund Code    Type
-------------------------------------------------------------------------------
Call and Put Options: A call option gives the buyer the    1-6, 8, 9 Management
right to buy, and obligates the seller of the option to              Liquidity
sell, a security at a specified price at a future date. A            Credit
put option gives the buyer the right to sell, and                    Market
obligates the seller of the option to buy, a security at             Leverage
a specified price at a future date. The Funds will sell
only covered call and secured put options.
-------------------------------------------------------------------------------
Futures and Related Options: A contract providing for the  1-6, 8, 9 Management
future sale and purchase of a specified amount of a                  Market
specified security, class of securities, or an index at a            Credit
specified time in the future and at a specified price.               Liquidity
                                                                     Leverage
-------------------------------------------------------------------------------
Real Estate Investment Trusts ("REITS"): Pooled            2-5, 8, 9 Liquidity
Investment vehicles which invest primarily in income                 Management
producing real estate or real estate related loans or                Market
interest.                                                            Regulatory
                                                                     Tax
                                                                     Prepayment
-------------------------------------------------------------------------------
Bankers' Acceptances: Bills of exchange or time drafts     1-5, 8, 9 Credit
Drawn on and accepted by a commercial bank. Maturities               Liquidity
are generally six months or less.                                    Market
-------------------------------------------------------------------------------
Commercial Paper: Secured and unsecured short-term         1-5, 8, 9 Credit
promissory notes issued by corporations and other                    Liquidity
entities. Maturities generally vary from a few days to               Market
nine months.
-------------------------------------------------------------------------------
Foreign Securities: Stocks issued by foreign companies,    1-5, 8, 9 Market
as well as commercial paper of foreign issuers and                   Political
obligations of foreign banks, overseas branches of U.S.              Liquidity
banks and supranational entities. This Includes American             Foreign
Depositary Receipts, Global Depository Receipts, American            Investment
Depositary Securities and European Depositary Receipts.
-------------------------------------------------------------------------------
Restricted Securities: Securities not registered under     1-5, 8, 9 Liquidity
the Securities Act of 1933, such as privately placed                 Market
commercial paper and Rule 144A securities.
-------------------------------------------------------------------------------
Variable and Floating Rate Instruments: Obligations with         1-9 Credit
interest rates which are reset daily, weekly, quarterly              Liquidity
or some other period and which may be payable to the Fund            Market
on demand.
-------------------------------------------------------------------------------

                                       81
----

------------

                                                                      Risk
Instrument                                                 Fund Code  Type
-------------------------------------------------------------------------------
Warrants: Securities, typically issued with preferred      5, 8      Market
stock or bonds, that give the holder the right to buy a              Credit
proportionate amount of common stock at a specified
price.
-------------------------------------------------------------------------------
Preferred Stock: A class of stock that generally pays a    1-5, 8, 9 Market
dividend at a specified rate and has preference over
common stock in the payment of dividends and in
liquidation.
-------------------------------------------------------------------------------
Mortgage-Backed Securities: Debt obligations secured by    1-9       Prepayment
real estate loans and pools of loans. These include                  Market
collateralized mortgage obligations ("CMOs") and Real                Credit
Estate Mortgage Investment Conduits ("REMICs").                      Regulatory
-------------------------------------------------------------------------------
Corporate Debt Securities: Corporate bonds and non-        1-5, 8, 9 Market
convertible debt securities.                                         Credit
-------------------------------------------------------------------------------
Demand Features: Securities that are subject to puts and   1-5, 8, 9 Market
standby commitments to purchase the securities at a fixed            Liquidity
price (usually with accrued interest) within a fixed                 Management
period of time following demand by a Fund.
-------------------------------------------------------------------------------
Asset-Backed Securities: Securities secured by company     1-5, 8, 9 Prepayment
receivables, home equity loans, truck and auto loans,                Market
leases, credit card receivables and other securities                 Credit
backed by other types of receivables or other assets.                Regulatory
-------------------------------------------------------------------------------
Mortgage Dollar Rolls: A transaction in which a Fund       1-9       Prepayment
sells securities for delivery in a current month and                 Market
simultaneously contracts with the same party to                      Regulatory
repurchase similar but not identical securities on a
specified future date.
-------------------------------------------------------------------------------
Adjustable Rate Mortgage Loans ("ARMS"): Loans in a        1-9       Prepayment
mortgage pool which provide for a fixed initial mortgage             Market
interest rate for a specified period of time, after which            Credit
the rate may be subject to periodic adjustments.                     Regulatory
-------------------------------------------------------------------------------
Swaps, Caps and Floors: A Fund may enter into these        1-6, 8, 9 Management
transactions to manage its exposure to changing interest             Credit
rates and other factors. Swaps involve an exchange of                Liquidity
obligations by two parties. Caps and floors entitle a                Market
purchaser to a principal amount from the seller of the
cap or floor to the extent that a specified index exceeds
or falls below a predetermined interest rate or amount.
-------------------------------------------------------------------------------

                                       82
----

------------

                                                            Fund       Risk
Instrument                                                  Code       Type
-------------------------------------------------------------------------------
New Financial Products: New options and futures           1-6, 8, 9 Management
contracts and other financial products continue to be               Credit
developed and the Funds may invest in such options,                 Market
contracts and products.                                             Liquidity
-------------------------------------------------------------------------------
Structured Instruments: Debt securities issued by         1-8, 9    Market
agencies and instrumentalities of the U.S. government,              Liquidity
banks, municipalities, corporations and other businesses            Management
whose interest and/or principal payments are indexed to             Credit
foreign currency exchange rates, interest rates, or one             Foreign
or more other referenced indices.                                   Investment
-------------------------------------------------------------------------------
Municipal Securities: Securities issued by a state or     1-5, 8, 9 Market
political subdivision to obtain funds for various public            Credit
purposes. Municipal securities include private activity             Political
bonds and industrial development bonds, as well as                  Tax
General Obligation Notes, Tax Anticipation Notes, Bond              Regulatory
Anticipation Notes, Revenue Anticipation Notes, Project
Notes, other short-term tax-exempt obligations,
municipal leases, obligations of municipal housing
authorities and single family revenue bonds.
-------------------------------------------------------------------------------
Zero Coupon Debt Securities: Bonds and other debt that    1-9       Credit
pay no interest, but are issued at a discount from their            Market
value at maturity. When held to maturity, their entire              Zero Coupon
return equals the difference between their issue price
and their maturity value.
-------------------------------------------------------------------------------
Zero-Fixed-Coupon Debt Securities: Zero coupon debt       1-9       Credit
securities which convert on a specified date to interest            Market
bearing debt securities.                                            Zero Coupon
-------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities: Derivative multi-    1-6, 8, 9 Prepayment
class mortgage securities usually structured with two               Market
classes of shares that receive different proportions of             Credit
the interest and principal from a pool of mortgage-                 Regulatory
backed obligations. These include IOs and POs.
-------------------------------------------------------------------------------

                                       83
----

------------

                                                          Fund         Risk
Instrument                                                Code         Type
------------------------------------------------------------------------------
Inverse Floating Rate Instruments: Leveraged variable     1-6, 8, 9 Market
rate debt instruments with interest rates that reset in             Leverage
the opposite direction from the market rate of interest             Credit
to which the inverse floater is indexed.
------------------------------------------------------------------------------
Loan Participations and Assignments: Participations in,   1-5, 8, 9 Credit
or assignments of all or a portion of loans to                      Political
corporations or to governments, including governments of            Liquidity
the less developed countries ("LDCs").                              Foreign
                                                                    Investment
                                                                    Market
------------------------------------------------------------------------------
Fixed Rate Mortgage Loans: Investments in fixed rate      1-9       Credit
mortgage loans or mortgage pools which bear simple                  Prepayment
interest at fixed annual rates and have short to long               Regulatory
term final maturities.                                              Market
------------------------------------------------------------------------------
Short-Term Funding Agreements: Funding agreements Issued  1-5, 8, 9 Credit
by banks and highly rated U.S. insurance companies such             Liquidity
as Guaranteed Investment Contracts ("GICs") and Bank                Market
Investment Contracts ("BICs").
------------------------------------------------------------------------------
Common Stock: Shares of ownership of a company.           8         Market
------------------------------------------------------------------------------

                                       84
----

------------

Investment Risks

Below is a more complete discussion of the types of risks inherent in the secu-rities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

 . Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obli-gation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

 . Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is of-ten associated with investments in derivatives, but also may be embedded di-rectly in the characteristics of other securities.

   Hedged. When a derivative (a security whose value is based on another se-curity or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substan-tially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the de-rivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

   Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

 . Liquidity Risk. The risk that certain securities may be difficult or impossi-ble to sell at the time and the price that would normally prevail in the mar-ket. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

 . Management Risk. The risk that a strategy used by a Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

 . Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a se-curity to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, in-dustry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing mar-ket rates. For fixed income securities, market risk is largely, but not ex-clusively, influenced by changes in

                                       85
----

------------
  interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key infor-mation about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

 . Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

 . Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

 . Prepayment Risk. The risk that the principal repayment of a security will oc-cur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than ex-pected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline.
  When mortgages and other obligations are prepaid, a Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

 . Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of out-standing securities.

 . Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restric-tions on "due on sale" clauses and state usury laws.

 . Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by in-terest rate changes. These securities tend to be more volatile than securi-ties which pay interest periodically.

                                       86
----

------------

If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI"): The SAI provides more detailed in-formation about the Funds and is incorporated into this prospectus by refer-ence.

How can I get more information? You can get a free copy of the semi-annual re-ports or the SAI, request other information or discuss your questions about the Fund by calling 1-877-691-1118 or by writing the Funds at:

 one group(R) mutual funds
 1111 polaris parkway
 columbus, ohio 43271-1235

 or visiting

 www.onegroup.com

You can also review and copy the Funds' reports and the SAI at the Public Ref-erence Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information may be ob-tained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-I-122
for institutional clients


Money Market Funds

                 PROSPECTUS
                 Class I Shares
                 November 1, 2000

                 One Group(R) Prime Money Market Fund

                 One Group(R) U.S. Treasury Securities Money Market Fund

                 One Group(R) U.S. Government Securities Money Market Fund

                 One Group(R) Municipal Money Market Fund

                 One Group(R) Michigan Municipal Money Market Fund

                 One Group(R) Ohio Municipal Money Market Fund


                 The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

               --------

Table of
  CONTENTS

                  Fund Summaries: Investments, Risk &
                                          Performance
                    One Group Prime Money Market Fund                3
                                                                    ---
             One Group U.S. Treasury Securities Money
                                          Market Fund                6
                                                                    ---
One GroupU.S. Government Securities Money Market Fund                9
                                                                    ---
                One Group Municipal Money Market Fund                11
                                                                    ---
            One Group Michigan Municipal Money Market
                                                 Fund                14
                                                                    ---
                One Group Ohio Municipal Money Market
                                                 Fund                18
                                                                    ---

                  More About the Funds
                  Principal Investment
                            Strategies   22
                                        ---
                      Investment Risks   25
                                        ---
                   Investment Policies   26
                                        ---
                 Portfolio Quality and
                              Maturity   28
                                        ---
                   Temporary Defensive
                             Positions   28
                                        ---

       How to Do Business
    with One Group Mutual
                    Funds
   Purchasing Fund Shares   30
                           ---
   Exchanging Fund Shares   33
                           ---
    Redeeming Fund Shares   35
                           ---

                      Shareholder
                      Information
                    Voting Rights               38
                                               ---
                Dividend Policies               38
                                               ---
                 Tax Treatment of
                     Shareholders               39
                                               ---
ShareolderhStatements and Reports               41
                                               ---

          Management of
              One Group
           Mutual Funds
            The Advisor    42
                          ---
          Advisory Fees    42
                          ---

     Financial
    Highlights    43
                 ---
      Appendix
            A:
    Investment
     Practices    49
                 ---

                     --------------------------
  ONE GROUP(R)             Privacy Policy
------------------------------------------------

One Group Mutual Funds understands that protecting your financial privacy is just as important as protecting your financial assets. We are committed to the responsible use of information in order to provide you with the products and services you want, when and where you want them. This statement of our privacy policy is intended to help you understand the ways in which we gather, use and protect your financial information.
Key Definitions
This Privacy Policy describes the way we treat nonpublic personal information that we may obtain from our customers or from consumers generally. Key terms used throughout this policy are:
 . Consumer -- an individual who applies for or obtains a financial product or service from One Group Mutual Funds for personal, family or household purposes, including individuals who don't have a continuing relationship with One Group Mutual Funds. Consumers include individuals who provide nonpublic personal information to our shareholder servicing representa-tives, but do not invest in One Group Mutual Funds.
 . Customer -- a consumer who has a continuing relationship with One Group
   Mutual Funds through record ownership of fund shares.
 . Nonpublic personal information -- any personally identifiable financial information about a consumer that is obtained by One Group Mutual Funds in connection with providing financial products and services to that consumer and which is not otherwise publicly available. A telephone directory list-ing is an example of public information.
Collection of Nonpublic Personal Information
We collect information to service your account, to protect you from fraud and to make available products and services that may be of interest to you. We col-lect nonpublic personal information about you from the following sources:
 . Information we receive from you on applications or other forms, on our website or through other means;
 . Information we receive from you through transactions, correspondence and other communications with us; and
 . Information we otherwise obtain from you in connection with providing you a financial product or service.
Information Sharing with Non-Affiliated Third Parties
We do not share any nonpublic personal information about our customers or for-mer customers with anyone, except as required or permitted by law. This means we may disclose all of the information we collect, as described above, to com-panies who help us maintain and service your account. For instance, we will share information with the transfer agent for One Group Mutual Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. In addition, we may share nonpublic personal information to protect against fraud, to respond to subpoe-nas or as described in the following section.

                                       1
----

------------
Information Sharing with Joint Marketers
We also may share the information described above in Collection of Nonpublic Personal Information with broker-dealers and other financial intermediaries that perform marketing services on our behalf and with which we have joint mar-keting agreements. However, we only provide information about you to that bro-ker-dealer or financial intermediary from whom you purchased your One Group shares. In addition, our joint marketing agreements prohibit recipients of this information from disclosing or using the information for any purpose other than the purposes for which it is provided to them.
Children's Online Privacy Act Disclosure
From our website, One Group Mutual Funds does not knowingly collect or use per-sonal information from children under the age of 13 without obtaining verifi-able consent from their parents. Should a child whom we know to be under 13 send personal information to us, we will only use that information to respond directly to that child, seek parental consent or provide parental notice. We are not responsible for the data collection and use practices of nonaffiliated third parties to which our website may link.
Security
For your protection, One Group Mutual Funds maintains security standards and procedures that we continually update to safeguard against unauthorized disclo-sure of information or access to information about you.
We restrict access to nonpublic personal information about you to those indi-viduals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.
One Group Mutual Funds' Privacy Commitment
One Group Mutual Funds is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.onegroup.com.

                                       2
----

                     --------------------------------------------
  ONE GROUP(R)             Prime Money Market Fund
-----------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of the Prime Money Market Fund?
The Fund seeks current income with liquidity and stability of principal.

What are the Prime Money Market Fund's main investment strategies?
The Fund invests exclusively in high-quality, short-term money market instru-ments. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Fund will concen-trate in the financial services industry, including asset-backed commercial pa-per programs. The Fund will comply with SEC rules applicable to all money mar-ket funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Prime Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the Prime Money Market Fund?
The main risks of investing in the Prime Money Market Fund and the circum-stances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

main risks

Credit Risk. Because the Fund only invests in high-quality obligations and lim-its its average maturity to 90 days or less, credit risk is minimized. Nonethe-less, if an issuer fails to pay interest or principal, the value of your in-vestment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Concentration. The Fund will invest a significant portion of its assets in the securities of companies in the financial services industry. Because of the Fund's greater exposure to that industry, economic, political and regulatory developments affecting the financial services industry will have a dispropor-tionate impact on the Fund. These developments include changes in interest rates, earlier than expected repayments by borrowers, an inability to achieve the same yield on the reinvestment of prepaid obligations and federal and state laws which may restrict the remedies that a lender has when a borrower defaults on a loan.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its subsidiaries and is not insured or guaranteed by the Fed-eral Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                       3
----

  Fund Summary             Prime Money Market Fund
---------------------------
How has the Prime Money Market Fund performed?
By showing the variability of the Prime Money Market Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Prime Money Market Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                              1990         7.90%
                              1991         5.88%
                              1992         3.58%
                              1993         2.97%
                              1994         4.09%
                              1995         5.83%
                              1996         5.20%
                              1997         5.32%
                              1998         5.30%
                              1999         4.95%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.47%.

--------------------------------------------------------------------------------
Best Quarter: 1.95% 2Q1990   Worst Quarter: .72% 2Q1993
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in the Fund's total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999

--------------------------------------------------------------------------------

             inception
         date of class 1 year 5 years 10 years
----------------------------------------------
Class I     8/1/85     4.95%   5.32%   5.09%
----------------------------------------------

To obtain current yield information, call toll-free 1-877-691-1118 or visit www.onegroup.com.

                                       4
----

  Fund Summary             Prime Money Market Fund
---------------------------
Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     class i
---------------------------------------------------
Investment Advisory Fees                      .35%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .20%
---------------------------------------------------
Total Annual Fund Operating Expenses          .55%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/   (.03%)
---------------------------------------------------
Net Expenses                                  .52%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .52% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $53                $173                      $304                       $686
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of investing in
other mutual

                        /1/Without contractual fee waivers, 1 year expenses
                          would be $56.
funds. The examples as sume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       5
----

                     ---------------------------------------
  ONE GROUP(R)             U.S. Treasury Securities
-------------------------
                           Money Market Fund
Fund Summary: Investments, Risk & Performance

What is the goal of the U.S. Treasury Securities Money Market Fund?
The Fund seeks current income with liquidity and stability of principal.

What are the U.S. Treasury Securities Money Market Fund's main investment strategies?
The Fund invests exclusively in short-term U. S. Treasury obligations including repurchase agreements collateralized by such Treasury obligations and when-issued securities, U. S. Treasury bills, notes and other securities issued or backed by the U. S. government. The Fund will comply with SEC rules applicable to all money market funds including Rule 2a-7 under the Investment Company Act of 1940. For more information about the U. S. Treasury Securities Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the U.S. Treasury Securities Money Market Fund?
The main risks of investing in the U. S. Treasury Securities Money Market Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

main risks

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its subsidiaries and is not insured or guaranteed by the Fed-eral Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                       6
----

  Fund Summary             U.S. Treasury Securities
---------------------------
                           Money Market Fund
How has the U.S. Treasury Securities Money Market Fund performed?
By showing the variability of the U. S. Treasury Securities Money Market Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the U.S. Treasury Securities Money Market Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                              1990         7.55%
                              1991         5.51%
                              1992         3.32%
                              1993         2.81%
                              1994         3.85%
                              1995         5.62%
                              1996         5.08%
                              1997         5.14%
                              1998         5.03%
                              1999         4.58%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 4.21%.

--------------------------------------------------------------------------------
Best Quarter: 1.88% 2Q1990   Worst Quarter: .69% 2Q1993
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999

--------------------------------------------------------------------------------

             inception
         date of class 1 year 5 years 10 years
----------------------------------------------
Class I     8/1/85      4.58%  5.09%    4.84%
----------------------------------------------



To obtain current yield information, call toll-free 1-877-691-1118 or visit www.onegroup.com.

                                       7
----

  Fund Summary             U.S. Treasury Securities
--------------------------
                           Money Market Fund
Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
--------------------------------------------------
(expenses that are deducted from Fund       class
assets)                                       i
--------------------------------------------------
Investment Advisory Fees                      .35%
--------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
--------------------------------------------------
Other Expenses/1/                             .20%
--------------------------------------------------
Total Annual Fund Operating Expenses          .55%
--------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/  (.03%)
--------------------------------------------------
Net Expenses                                  .52%
--------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .52% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $53                $173                      $304                       $686
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of investing in
other mutual funds.     /1/ Without contractual fee waivers, 1 year expenses
                        would be $56.

The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested divi-dends.

                                       8
----

                     --------------------------------------------
  ONE GROUP(R)             U.S. Government Securities
-------------------------
                           Money Market Fund

Fund Summary: Investments, Risk & Performance

What is the goal of the U.S. Government Securities Money Market Fund?
The Fund seeks high current income consistent with liquidity and stability of principal.

What are the U.S. Government Securities Money Market Fund's main investment strategies?
The Fund invests in short-term securities issued or guaranteed by the U.S. gov-ernment, its agencies or instrumentalities and repurchase agreements relating to such securities. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the U.S. Government Securities Fund's investment strate-gies, please read "More About the Funds" and "Principal Investment Strategies."

What are the main risks of investing in the U.S. Government Securities Money Market Fund?
The main risks of investing in the U.S. Government Securities Money Market Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

main risks

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its subsidiaries and is not insured or guaranteed by the Fed-eral Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                       9
----

  Fund Summary             U.S. Government Securities
-------------------------
                           Money Market Fund

How has the U.S. Government Securities Money Market Fund performed?

This section normally would include a bar chart and average annual total return table. The U.S. Government Securities Money Market Fund does not have a full calendar year of investment returns. However, to obtain the Fund's current yield information, please call toll-free 1-877-691-1118 or visit www.onegroup.com.

Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
--------------------------------------------------
(expenses that are deducted from Fund       class
assets)                                       i
--------------------------------------------------
Investment Advisory Fees                      .35%
--------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
--------------------------------------------------
Other Expenses/1/                             .20%
--------------------------------------------------
Total Annual Fund Operating Expenses          .55%
--------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/  (.03%)
--------------------------------------------------
Net Expenses                                  .52%
--------------------------------------------------

/1/Expense information is based on estimated amounts for the current fiscal year.

/2/Banc One Investment Advisors Corporation and the Administrator have agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .52% for Class I shares, for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

                 1 year/1/                                             3 years
                        ------------------------------------------------------
                    $53                                                 $173
                        ------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of investing in
other mutual
                        /1/Without contractual fee waivers, 1 year expenses
                           would be $56.
funds. The examples assume that you invest $10,000 in the Fund for the time pe-riods indicated and reflect what you would pay if you either redeemed all of your shares or continued to hold them at the end of the periods shown. The ex-amples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested divi-dends.

                                       10
----

                     --------------------------------------------------
  ONE GROUP(R)             Municipal Money Market Fund
-----------------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of the Municipal Money Market Fund?
The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

What are the Municipal Money Market Fund's main investment strategies?
The Fund invests in high-quality, short-term money market instruments. These instruments include short-term municipal securities, which provide tax-exempt income. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Municipal Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?
Municipal securities are bonds and notes issued by states, territories and pos-sessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are is-sued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?
Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for in-dividuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal in-come tax. In addition, corporate shareholders will be required to take the in-terest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Municipal Money Market Fund?
The main risks of investing in the Municipal Money Market Fund and the circum-stances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

main risks

Credit Risk. Because the Fund only invests in high-quality obligations and lim-its its average maturity to 90 days or less, credit risk is minimized. Nonethe-less, if an issuer fails to pay interest or principal, the value of your in-vestment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

                                       11
----

  Fund Summary             Municipal Money Market Fund
---------------------------

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its subsidiaries and is not insured or guaranteed by the Fed-eral Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Municipal Money Market Fund performed?
By showing the variability of the Municipal Money Market Fund's performance from year to year, the chart and table below help show the risk of investing in the Fund. Please remember that the past performance of the Municipal Money Mar-ket Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.

                                    [GRAPH]

                              1990         5.77%
                              1991         4.37%
                              1992         2.49%
                              1993         2.10%
                              1994         2.54%
                              1995         3.60%
                              1996         3.13%
                              1997         3.31%
                              1998         3.10%
                              1999         2.92%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 2.78%.

--------------------------------------------------------------------------------
Best Quarter: 1.45% 2Q1990   Worst Quarter: .49%  1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999

--------------------------------------------------------------------------------

             inception                          performance
         date of class 1 year 5 years 10 years since 6/4/87
-----------------------------------------------------------
Class I     6/4/87     2.92%   3.21%   3.33%      3.73%
-----------------------------------------------------------

To obtain current yield information, call toll-free 1-877-691-1118 or visit www.onegroup.com.

                                       12
----

  Fund Summary             Municipal Money Market Fund
---------------------------
Fees and Expenses

--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
---------------------------------------------------
(expenses that are deducted from Fund
assets)                                     class i
---------------------------------------------------
Investment Advisory Fees                      .35%
---------------------------------------------------
Distribution [and/or Service] (12b-1) Fees    none
---------------------------------------------------
Other Expenses/1/                             .19%
---------------------------------------------------
Total Annual Fund Operating Expenses          .54%
---------------------------------------------------
Fee Waiver and/or Expense Reimbursement/2/   (.07%)
---------------------------------------------------
Net Expenses                                  .47%
---------------------------------------------------

/1/Expense information has been restated to reflect current fees.

/2/Banc One Investment Advisors Corporation and the Administrator have contrac-tually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .47% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $48                $166                      $295                       $670
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of investing in
other mutual

                        /1/Without contractual fee waivers, 1 year expenses
                           would be $55.
funds. The examples assume that you invest $10,000 in the Fund for the time pe-riods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       13
----

                     --------------------------------------------------
  ONE GROUP(R)             Michigan Municipal
-------------------------
                           Money Market Fund
Fund Summary: Investments, Risk & Performance

What is the goal of the Michigan Municipal Money Market Fund?
The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital pres-ervation and stability of principal.

What are the Michigan Municipal Money Market Fund's main investment strategies? The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Michigan, which provide tax-exempt income. The Fund may also invest in municipal securities issued by other states. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Michigan Municipal Money Market Fund's investment strate-gies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?
Municipal securities are bonds and notes issued by states, territories and pos-sessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are is-sued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?
Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for in-dividuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal in-come tax. In addition, corporate shareholders will be required to take the in-terest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Michigan Municipal Money Market
Fund?
The main risks of investing in the Michigan Municipal Money Market Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

main risks

Large Positions/Geographic Concentration. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of Michigan municipal securities, the Fund's performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Michigan issuances, certain factors particular to Michigan, including economic conditions, consti-

                                       14
----

  Fund Summary             Michigan Municipal
-------------------------
                           Money Market Fund
tutional amendments, legislative and executive measures, and voter initiatives in Michigan, may have a disproportionately negative impact on the Fund's in-vestments.

Credit Risk. Because the Fund only invests in high-quality obligations and lim-its its average maturity to 90 days or less, credit risk is minimized. Nonethe-less, if an issuer fails to pay interest or principal, the value of your in-vestment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its subsidiaries and is not insured or guaranteed by the Fed-eral Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Michigan Municipal Money Market Fund performed?
By showing the variability of the Michigan Municipal Money Market Fund's per-formance from year to year, the chart and table below help show the risk of in-vesting in the Fund. Please remember that the past performance of the Michigan Municipal Money Market Fund is not necessarily an indication of how the Fund will perform in the future.

                                       15
----

  Fund Summary             Michigan Municipal
-------------------------
                           Money Market Fund

Bar Chart (per calendar year)/1/,/2/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                              1992         2.40%
                              1993         1.83%
                              1994         2.30%
                              1995         3.32%
                              1996         2.99%
                              1997         3.26%
                              1998         3.02%
                              1999         2.87%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 2.74%.

/2/Performance data includes the performance of the Pegasus Michigan Municipal
  Money Market Fund for the period before it was consolidated with the One Group Michigan Municipal Money Market Fund on March 22, 1999. For periods prior to the commencement of operations of Class I, on March 30, 1996, the performance of Class I shares is based on Class A share performance, unad-justed for differences in expenses.


--------------------------------------------------------------------------------
Best Quarter: .87%  2Q1995   Worst Quarter: .43% 1Q1993
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows how the Fund's average annual re-turns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999/1/

--------------------------------------------------------------------------------

                                      performance
             inception                      since
         date of class 1 year 5 years     1/31/91
-------------------------------------------------
Class I     3/30/96    2.87%   3.09%     2.86%
-------------------------------------------------

/1/Performance data includes the performance of the Pegasus Michigan Municipal
  Money Market Fund for the period before it was consolidated with the One Group Michigan Municipal Money Market Fund on March 22, 1999. For periods prior to the commencement of operations of Class I, on March 30, 1996, the performance of Class I shares is based on Class A share performance, unad-justed for differences in expenses.

To obtain current yield information, call toll-free 877-691-1118 or visit www.onegroup.com.

                                       16
----

  Fund Summary             Michigan Municipal
-------------------------
                           Money Market Fund
Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

annual fund operating expenses
-----------------------------------------------------
(expenses that are deducted from Fund
assets)                                       class i
-----------------------------------------------------
Investment Advisory Fees                        .35%
-----------------------------------------------------
Distribution [and/or Service] (12b-1) Fees      none
-----------------------------------------------------
Other Expenses/1/                               .20%
-----------------------------------------------------
Total Annual Fund Operating Expenses            .55%
-----------------------------------------------------
Fee Waiver [and/or Expense Reimbursement]/2/   (.06%)
-----------------------------------------------------
Net Expenses                                    .49%
-----------------------------------------------------

/1/  Expense information has been restated to reflect current fees.

/2/ Banc One Investment Advisors Corporation and the Administrator have con-tractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .49% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $50                $170                      $301                       $684
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of investing in
other mutual

                        /1/ Without contractual fee waivers, 1 year expenses would be $56.

funds. The examples assume that you invest $10,000 in the Fund for the time pe-riods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       17
----

                     -------------------------------------------------
  ONE GROUP(R)             Ohio Municipal Money Market Fund
-----------------------------------------------------------------------
Fund Summary: Investments, Risk & Performance

What is the goal of the Ohio Municipal Money Market Fund?
The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preserva-tion and stability of principal.

What are the Ohio Municipal Money Market Fund's main investment strategies?
The Fund invests in high-quality, short-term money market instruments. These include short-term municipal securities issued in Ohio, which provide tax-ex-empt income. The Fund may also invest in municipal securities issued by other states. The Fund will comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940. For more information about the Ohio Municipal Money Market Fund's investment strategies, please read "More About the Funds" and "Principal Investment Strategies."

What are municipal securities?
Municipal securities are bonds and notes issued by states, territories and pos-sessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are is-sued to raise funds for various public and private purposes.

Will any portion of my investment be taxed?
Up to 100% of the Fund's assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for in-dividuals. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal in-come tax. In addition, corporate shareholders will be required to take the in-terest on municipal securities into account in determining their alternative minimum taxable income.

What are the main risks of investing in the Ohio Municipal Money Market Fund? The main risks of investing in the Ohio Municipal Money Market Fund and the circumstances likely to adversely affect your investment are described below. Before you invest, please read "More About the Funds" and "Investment Risks."

main risks

Large Positions/Geographically Concentrated. As a single state money market fund, this Fund is allowed by SEC rules to invest a large portion of its assets in one issuer. Because of these rules and the relatively small number of is-suers of Ohio municipal securities, the Fund's performance is affected to a greater extent by the success of one or a few issuers than is the performance of a more diversified fund. Moreover, because the Fund will concentrate in Ohio issuances, certain factors

                                       18
----

                     --------------------------------------------------
  Fund Summary             Ohio Municipal Money Market Fund
-------------------------
particular to Ohio, including economic conditions, constitutional amendments, legislative and executive measures and voter initiatives in Ohio, may have a disproportionately negative impact on the Fund's investments.

Credit Risk. Because the Fund only invests in high-quality obligations and lim-its its average maturity to 90 days or less, credit risk is minimized. Nonethe-less, if an issuer fails to pay interest or principal, the value of your in-vestment in the Fund could decline. Because the Fund invests in securities that are backed by "credit enhancements" such as letters of credit, the value of your investment in the Fund also could decrease if the value of the securities in the portfolio decreases in response to the declining credit quality of a credit enhancement provider.

Interest Rate Risk. The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

Net Asset Value. There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Not FDIC Insured. An investment in the Fund is not a deposit of Bank One Corpo-ration or any of its subsidiaries and is not insured or guaranteed by the Fed-eral Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                       19
----

  Fund Summary             Ohio Municipal
-------------------------
                           Money Market Fund

How has the Ohio Municipal Money Market Fund performed?
By showing the variability of the Ohio Municipal Money Market Fund's perfor-mance from year to year, the chart and table below help show the risk of in-vesting in the Fund. Please remember that the past performance of the Ohio Mu-nicipal Money Market Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)/1/,/2/ -- Class I Shares

--------------------------------------------------------------------------------

The Bar Chart shows changes in the Fund's performance from year to year. Total returns assume reinvestment of dividends and distributions.


                                    [GRAPH]

                               1994        2.53%
                               1995        3.56%
                               1996        3.13%
                               1997        3.34%
                               1998        3.14%
                               1999        2.88%

/1/For the period from January 1, 2000, through September 30, 2000, the Fund's total return was 2.73%.

/2/Prior to commencement of operations of Class I on June 9, 1993, the perfor-mance of Class I shares is based on Class A performance, unadjusted for dif-ferences in expenses.

--------------------------------------------------------------------------------

Best Quarter: .92% 2Q1995   Worst Quarter: .50% 1Q1994
--------------------------------------------------------------------------------

The Average Annual Total Return Table shows the Fund's average annual returns for the periods indicated. Average annual total returns for more than one year tend to smooth out variations in a Fund's total return and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 1999/1/

--------------------------------------------------------------------------------

             inception                  performance
         date of class 1 year 5 years since 1/26/93
---------------------------------------------------
Class I     6/9/93     2.88%   3.21%      2.96%
---------------------------------------------------

/1/Prior to commencement of operations of Class I on June 9, 1993, the perfor-mance of Class I shares is based on Class A performance, unadjusted for dif-ferences in expenses.

To obtain current yield information, call toll-free 877-691-1118 or visit www.onegroup.com.

                                       20
----

  Fund Summary             Ohio Municipal
-------------------------
                           Money Market Fund

Fees and Expenses

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

annual fund operating expenses
-----------------------------------------------------
(expenses that are deducted from Fund
assets)                                       class i
-----------------------------------------------------
Investment Advisory Fees                        .30%
-----------------------------------------------------
Distribution [and/or Service] (12b-1) Fees      none
-----------------------------------------------------
Other Expenses/1/                               .23%
-----------------------------------------------------
Total Annual Fund Operating Expenses            .53%
-----------------------------------------------------
Fee Waiver [and/or Expense Reimbursement]/2/   (.07%)
-----------------------------------------------------
Net Expenses                                    .46%
-----------------------------------------------------

/1/  Expense information has been restated to reflect current fees.

/2/ Banc One Investment Advisors Corporation and the Administrator have con-tractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to .46% for Class I shares for the period beginning November 1, 2000, and ending on October 31, 2001.

Examples

--------------------------------------------------------------------------------

             1 year/1/            3 years                   5 years                   10 years
                        ----------------------------------------------------------------------
                $47                $163                      $289                       $658
                        ----------------------------------------------------------------------

The examples are in-
tended to help you
compare the cost of
investing in the
Fund with the cost
of investing in
other mutual            /1/Without contractual fee waivers, 1 year expenses
                          would be $54.

funds. The examples assume that you invest $10,000 in the Fund for the time pe-riods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.

                                       21
----

                       -----------------------------------------
  ONE GROUP(R)               More About the Funds
----------------------------------------------------------------

Each of the six funds described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors Corporation ("Banc One Investment Advisors"). For more information about One Group and Banc One Investment Advisors, please read "Management of One Group Mutual Funds" and the Statement of Additional Information.

Principal Investment Strategies

The six mutual funds described in this prospectus are designed to produce high current income consistent with liquidity or capital preservation and stability of principal. The principal investment strategies that are used to meet each Fund's investment objective are described in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. They are also described below.

                             WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

There can be no assurance that the Funds will achieve their investment objec-tives. Please note that each Fund may also use strategies that are not de-scribed below, but which are described in the Statement of Additional Informa-tion.

one group prime money market fund.

 .  The Fund invests only in U.S. denominated securities.

 . The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

 .  Each security held by the Fund will mature in 397 days or less.

 . The Fund will acquire only those securities that present minimal credit risks.

 .  The Fund invests exclusively in money market instruments. These include:

 1. corporate notes;

 2. commercial paper;

 3. funding agreements;

 4. certificates of deposit; and

 5. bank obligations.

 . The Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, although the Fund may in-vest less

                                      22
-----

------------
  than 25% of its total assets in that industry if warranted due to adverse economic conditions and if investing less than that amount would be in the best interests of shareholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities.

 .  The Fund may lend its securities.

                       WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to in-vestors as an indication of a fund's sensitivity to changes in interest rates. The longer the average weighted maturity, the more fluctuation in share price you can expect.

one group u.s. treasury securities money market fund.

 . The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

 .  Each security held by the Fund will mature in 397 days or less.

 . The Fund will acquire only those securities that present minimal credit risks.

one group u. s. government securities money market fund.

 . The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

 .  Each security held by the Fund will mature in 397 days or less.

 . The Fund will acquire only those securities that are issued or guaranteed by the U. S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

one group municipal money market fund.

 . The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

 .  Each security held by the Fund will mature in 397 days or less.

 . The Fund will acquire only those securities that present minimal credit risks.

 . As a matter of fundamental policy, the Fund will invest at least 80% of its total assets in municipal securities.

 . The Fund will purchase municipal securities only if the issuer receives as-surances from its legal counsel that the interest payable on the securities is exempt from federal personal income tax.

                                       23
----

------------

 . The Fund may invest as much as 100% of its assets in municipal securities that produce income that is subject to the federal alternative minimum tax. If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled "Tax Treatment of Shareholders" before you invest.

 . The Fund also may invest up to 20% of its total assets in other types of se-curities, such as taxable money market instruments, including repurchase agreements. For a list of all the securities in which the Fund may invest, please read "Investment Practices" in Appendix A.

one group michigan municipal money market fund.

 . The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

 .  Each security held by the Fund will mature in 397 days or less.

 . The Fund will acquire only those securities that present minimal credit risks.

 . The Fund invests at least 80% of its total assets in Michigan municipal securities.

 . The Fund will purchase municipal securities only if the issuer receives as-surances from its legal counsel that the interest payable on the securities is exempt from federal personal income tax and Michigan personal income tax.

 . The Fund also may invest up to 20% of its total assets in non-Michigan mu-nicipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Michigan as well as their political subdivision, agencies, in-strumentalities and authorities that produce interest exempt from federal income tax.

 . The Fund has the ability, for temporary defensive purposes to invest as much as 100% of its assets in non-Michigan municipal securities that produce in-come that is subject to the federal alternative minimum tax, please read the section of this prospectus entitled, "Tax Treatment of Shareholders" before you invest.

 . The Fund also may invest up to 20% of its total assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

one group ohio municipal money market fund.

 . The average maturity on a dollar-weighted basis of the securities held by the Fund will be 90 days or less.

 .  Each security held by the Fund will mature in 397 days or less.

 . The Fund will acquire only those securities that present minimal credit risks.

 . The Fund will invest at least 80% of its total assets in Ohio municipal se-curities.

 . The Fund will purchase municipal securities only if the issuer receives as-surances from its legal counsel that the interest payable on the securities is exempt from federal personal income tax and Ohio personal income tax.

                                       24
----

------------

 . The Fund also may invest up to 20% of its total assets in non-Ohio municipal securities, i.e., municipal securities issued by states, territories and possessions of the United States, including the District of Columbia, other than Ohio, as well as their political subdivisions, agencies, instrumentali-ties and authorities that produce interest exempt from federal income tax.

 . The Fund has the ability, for temporary defensive purposes, to invest as much as 100% of its assets in non-Ohio municipal securities that produce in-come that is subject to the federal alternative minimum tax. (If you are subject to the federal alternative minimum tax, please read the section of this prospectus entitled "Tax Treatment of Shareholders" before you invest.)

 . The Fund also may invest up to 20% of its total assets in other types of securities, such as taxable money market instruments, including repurchase agreements.

Investment Risks

The main risks associated with investing in the Money Market Funds are de-scribed in "Fund Summaries: Investments, Risk & Performance" in the front of this prospectus. Additional risks are described below.

net asset value. There is no assurance that the Funds will meet their investment objectives or be able to maintain a net asset value of $1.00 per share on a continuous basis.

diversification. The Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund may be less diversified than money market funds that are not single state funds. This is because a single state fund may invest a significantly greater portion of its assets in the securities of a single issuer than can a "diversified" fund. In addition, each Fund's investments are concentrated geographically. These concentrations increase the risk of loss to each Fund if the issuer of a security fails to make interest or principal payments or if the market value of a security declines. Investment in each Fund may entail more risks than an investment in another type of money market fund.

the ohio economy. The Ohio Municipal Money Market Fund's investments are concentrated in Ohio. While Ohio's economy has become increasingly diversified, it continues to rely to a significant degree on durable goods manufacturing, such as automobiles, tires, steel and household appliances. These industries tend to be cyclical. Agriculture also is an important part of the Ohio economy, and the state has several programs that provide financial assistance to farmers. Although obligations issued by the state and its political subdivisions are payable from specific sources or taxes, future economic difficulties and the impact on state and local government finances may negatively affect the market value of the Ohio municipal securities held by the Ohio Municipal Money Market Fund.

the michigan economy. The Michigan Municipal Money Market Fund's investments are concentrated in Michigan. The Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the

                                       25
----

------------
revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. State and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer, in part, the financing of education costs from property taxes to sales taxes.

fixed income securities. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of the securities in the Fund, and the value of your investment in the Fund, will increase and decrease as the value of the Fund's investments increase and decrease.

derivatives. Funds other than the U.S. Treasury Securities Money Market Fund invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management risks.

                             WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

For more information about risks associated with the types of investments that the Money Market Funds purchase, please read the "Fund Summaries: Investments, Risk, & Performance," Appendix A and the Statement of Additional Information.

Investment Policies

Each Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Funds. The full text of the funda-mental policies can be found in the Statement of Additional Information.

fundamental policies of each fund

Each Fund:

  1. Will use its best efforts to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Funds will be able to do so.

  2. Will not make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
     (ii) enter into repurchase agreements; and (iii) engage in securities lending.

                                       26
----

------------

fundamental policies of specific funds

The Prime Money Market Fund:

  1. Will not concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries (except that the Fund may concentrate its invest-ments in securities issued by companies in the financial services indus-
     try). This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certifi-cates of deposit or bankers' acceptances, and repurchase agreements in-volving such securities, municipal securities or governmental guarantees of municipal securities. In addition, private activity bonds backed only by the revenues and assets of a non-governmental user will not be deemed to be municipal securities.

The Prime Money Market Fund, the U.S. Government Securities Money Market Fund, the Municipal Money Market Fund and the U.S. Treasury Securities Money Market
Fund:

  1. Will not, with respect to 75% of its assets, purchase an issuer's secu-rities if as a result more than 5% of a Fund's total assets would be in-vested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agen-cies or instrumentalities and repurchase agreements involving these se-curities.

The U.S. Treasury Securities Money Market Fund:

  1. Will invest only in U.S. Treasury obligations and repurchase agreements collateralized by such obligations.

The Ohio Municipal Money Market Fund and the Michigan Municipal Money Market
Fund:

  1. Will not purchase an issuer's securities if as a result more than 25% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of reg-istered investment companies and repurchase agreements involving these securities. This restriction applies with respect to 50% of the Fund's total assets. With respect to the remaining 50% of its total assets, the Fund will not purchase an issuer's securities if as a result more than 5% of its total assets would be invested in the securities of that issu-er.

The Ohio Municipal Money Market Fund:

  1. Will not concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include municipal securities or gov-ernmental guarantees of municipal securities. In addition, private ac-tivity bonds backed only by the

                                       27
----

------------
   assets and revenues of a non-governmental user will not be deemed to be Ohio municipal securities.

The Michigan Municipal Money Market Fund:

  1. Will not concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include municipal securities or gov-ernmental guarantees of municipal securities.

The Municipal Money Market Fund:

  1. Will not concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include municipal securities or gov-ernmental guarantees of municipal securities. In addition, private ac-tivity bonds backed only by the revenues and assets of a non-governmen-tal user will not be deemed to be municipal securities.

Additional investment policies can be found in the Statement of Additional In-formation.

Portfolio Quality and Maturity

The quality and maturity of money market funds are subject to SEC rules. Qual-ity is generally restricted to the two highest short-term ratings or their equivalent. Maturity is limited both as to total portfolio average and as to each individual security. With respect to portfolio average, the rules limit the Fund's average weighted maturity to 90 days. With respect to each individ-ual security, the remaining maturity is restricted to 397 days at acquisition. Moreover, the SEC rules limit exposure to a single issuer to 5% of a money mar-ket fund's assets (although there is no limit on government securities).

Temporary Defensive Positions

To respond to unusual market conditions, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund and the Municipal Money Market Fund may take temporary defensive positions by:

 . investing all or most of their assets in cash equivalents (i.e., securi-ties that are not municipal securities), and

 .  holding uninvested cash pending investment.


                                       28
----

------------
These investments may result in a lower yield than lower-quality or longer-term investments and may prevent the Funds from meeting their investment objectives.

           WHAT IS A CASH EQUIVALENT?

 Cash equivalents are highly liquid, high-qual-ity instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. govern-ment, its agencies and instrumentalities, re-purchase agreements (other than equity repur-chase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit ac-counts.


                                       29
----

                     --------------------------------------------------
  ONE GROUP(R)             How to Do Business with
--------------------------
                           One Group Mutual Funds
Puchasing Fund Shares

Where can I buy shares?
You may purchase Fund shares:

 . Directly from One Group through The One Group Services Company (the "Dis-tributor"), and

 . From Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

Who may purchase Class I shares?

Class I shares may be purchased by:

 . Institutional investors, such as corporations, pension and profit sharing plans, and foundations; and any organization authorized to act in a fidu-ciary, advisory, custodial or agency capacity, including affiliates of Bank One Corporation. Accounts may be opened with the Funds' transfer agent, State Street Bank and Trust Company, either directly or through a Shareholder Servicing Agent.

 .  If you have questions about eligibility, please call 1-877-691-1118.

When can I buy shares?
 . Purchases may be made on any business day. This includes any day that the Funds are open for business. The Funds will be closed on weekends and days on which the New York Stock Exchange ("NYSE") or the Federal Reserve are closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas Day.

 . Purchase requests will be effective on the day received and you will be eli-gible to receive dividends declared the same day, if such purchase orders are received.:

 (i) before 12:00 noon, Eastern Time ("ET"), for the Municipal Money Market Fund, the Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund; and

 (ii) before 4:00 p.m., ET, for the Prime Money Market Fund, the U.S. Trea-sury Securities Money Market Fund and the U.S. Government Securities Money Market Fund.

                                       30
----

------------

 . In addition, the Funds' Custodian, State Street Bank and Trust Company, must receive "federal funds" before the times listed above. If State Street Bank and Trust Company does not receive federal funds by the cut-off time, the purchase order will not be effective until the next business day on which federal funds are timely received by State Street Bank and Trust Company.

 . On occasion, the NYSE will close before 4 p.m. ET. When the NYSE closes be-fore the times listed above, purchase requests received after the NYSE closes will be effective the following business day.

 . If a Shareholder Servicing Agent holds your shares, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

 . The Distributor can reject a purchase order if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the order.

 . Shares are electronically recorded. Therefore, certificates will not be is-sued.

How much do shares cost?

 .  Shares are sold at net asset value ("NAV").

 . NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class. The Funds use their best ef-forts to maintain their NAV at $1.00, although there is no guarantee that they will be able to do so.

 . NAV is calculated each business day as of:

 (i) 12:00 noon ET, for the Municipal Money Market Fund, Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund; and


 (ii) 4:00 p.m., ET, for the Prime Money Market Fund, the U.S. Treasury Secu-rities Money Market Fund and the U.S. Government Securities Money Mar-ket Fund.

On occasion, the NYSE will close before 4 p.m. ET. When the NYSE closes before the times listed above, NAV will be calculated as of the time the NYSE closes.

How do I open an account?
 1. Read the prospectus carefully, and select the Fund or Funds most appropri-ate for you.

 2. Decide how much you want to invest.

 . The minimum initial investment for Class I shares is $200,000 per Fund.

 . You are required to maintain a minimum account balance equal to the mini-mum initial investment in each Fund.

 . Subsequent investments must be at least $5,000 per Fund.


                                       31
----

------------

 . These minimums may be waived.

 3. Complete the Account Application Form. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

 You must provide the Fund with your social security or tax identification number and certify that you are not subject to 31% backup withholding for failing to report income to the IRS. If you fail to furnish the requested information, or you violate IRS regulations, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions.

 4. Send the completed application and a personal check (unless you choose to pay by wire or bank transfer) to:

    one group mutual funds
    p.o. box 8528
    boston, ma 02266-8528

 . And authorize a wire to:

    state street bank and trust company

    attn: custody and shareholder services

    aba 011 000 028

    dda 99034167

    fbo one group fund

     (ex: one group prime money market fund--i)

    your account number

     (ex: 123456789)

    your account registration

     (ex: abc corporation)

 If you choose to pay by wire, please call 1-877-691-1118

 5. All checks must be in U.S. dollars. One Group does not accept "third party checks." Checks made payable to any individual or company and endorsed to One Group are considered third party checks.

 All checks must be payable to one of the following:

 . One Group Mutual Funds, or

 . the specific Fund in which you are investing.

 Checks made payable to any party other than those listed above will be re-turned to the address provided on the account application.

 6. If you redeem shares purchased by check, One Group will delay forwarding your redemption proceeds until payment has been collected from your bank. One Group generally receives payment within seven (7) business days of pur-chase.

 7. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You

                                       32
----

------------
  should contact your Shareholder Servicing Agent regarding purchases, ex-changes and redemptions.

 8. If you have any questions, contact your Shareholder Servicing Agent or call 1-877-691-1118.

Can I purchase shares over the telephone?
Yes. Simply select this option on your Account Application Form and then:

 . Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your purchase instructions.

 . Authorize a bank transfer or initiate a wire transfer to the following wire address:

    state street bank and trust company
    attn: custody & shareholder services
    aba 011 000 028
    dda 99034167 fbo one group fund

     (ex: one group prime money market fund--i) your account number (ex: 123456789) your account registration

     (ex: abc corporation)

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

 . You may revoke your right to make purchases over the telephone by sending a letter to:

    state street bank and trust company
    c/o one group mutual funds
    p.o. box 8528
    boston, ma 02266-8528

Exchanging Fund Shares

What are my exchange privileges?

You may exchange:

 . Class I shares of a Fund for Class A shares of that Fund or for Class A or Class I shares of another One Group Fund.

One Group Funds offer a Systematic Exchange Privilege which allows you to auto-matically exchange shares of one fund to another on a monthly or quarterly ba-sis. This privilege is useful in Dollar Cost Averaging. To participate in the Systematic Exchange Privilege, please select it on your Account Application. To learn more about it, please call 1-877-691-1118.

                                       33
----

------------

One Group does not charge a fee for this privilege. In addition, One Group may change the terms and conditions of your exchange privileges upon 60 days writ-ten notice.
When are exchanges processed?
Exchanges are processed the same business day they are received, provided:

 .  State Street Bank and Trust Company receives the request by:

  (i) 12:00 noon ET, for the Municipal Money Market Fund, the Ohio Munici-pal Money Market Fund and the Michigan Municipal Money Market Fund.

  (ii) 4:00 p.m., ET for the Prime Money Market Fund, the U.S. Treasury Se-curities Money Market Fund and the U.S. Government Securities Money Market Fund.

 . You have provided One Group with all of the information necessary to process the exchange.

 . You have received a current prospectus of the Fund or Funds in which you wish to invest.

 .  You have contacted your Shareholder Servicing Agent, if necessary.

Do I pay a sales charge on an exchange?
Generally, you will not pay a sales charge on an exchange. However:

 . You will pay a sales charge if you own Class I shares of a Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver. For more information about Class A shares, please contact your Shareholder Servicing Agent or call 1-877-691-1118 for a Class A shares prospectus.

Are exchanges taxable?
Generally:

 . An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

 . An exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

 .  You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?
Yes. The exchange privilege is not intended as a way for you to speculate on short term movements in the market. Therefore:

 . To prevent disruptions in the management of the Funds, One Group limits excessive exchange activity.

 . Exchange activity is excessive if it exceeds two substantive exchange re-demptions within 30 days of each other.

                                       34
----

------------

 . Excessive exchange activity will result in revocation of your exchange privilege.

 . In addition, One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise ad-versely affect other shareholders.

 . Your shares may be automatically redeemed and your account closed if, due to exchanges, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?".

Redeeming Fund Shares

When can I redeem shares?
You may redeem all or some of your shares on any day that the Funds are open for business.

 .  Redemption requests will be effective that day if received before:

 (i) 12:00 noon ET, for the Municipal Money Market Fund, the Ohio Municipal Money Market Fund and the Michigan Municipal Money Market Fund.

 (ii) 4:00 p.m. ET, for the Prime Money Market Fund, the U.S. Treasury Secu-rities Money Market Fund, and the U.S. Government Securities Money Market Fund.

 . On occasion, the NYSE will close before 4:00 p.m. ET. When the NYSE closes before the times listed above, redemption requests received after the NYSE closes will be effective the following business day.

 . All required documentation in the proper form must accompany a redemption request. One Group may refuse to honor incomplete redemption requests.

How do I redeem shares?
 .  You may use any of the following methods to redeem your shares:

 1. You may send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

    one group mutual funds
    p.o. box 8528
    boston, ma 02266-8528

 2.  You may use the One Group website at www.onegroup.com, or

 3. You may redeem over the telephone. Please see "Can I redeem by tele-phone?" for more information.


                                       35
----

------------

 . You may request redemption forms by calling 1-877-691-1118 or visiting www.onegroup.com.

 . One Group may require that the signature on your redemption request be guar-anteed by a participant in the Securities Transfer Association Medallion Program or the Stock Exchange Medallion Program, unless:

 1.  the redemption is for $50,000 worth of shares or less; and

 2.  the redemption is payable to the shareholder of record; and

 3. the redemption check is mailed to the shareholder at the record address or the redemption is payable by wire or bank transfer (ACH) to a pre-ex-isting bank account.

 . On the Account Application Form you may elect to have the redemption pro-ceeds mailed or wired to:

 1.  a designated commercial bank, or

 2.  your Shareholder Servicing Agent.

 .  One Group may charge you a wire redemption fee. The current charge is $7.00.

 . Your redemption proceeds will be paid within seven days after receipt of the redemption request. However, the Funds will attempt to honor requests for same day payment if the request is received before the times listed in "When Can I Redeem Shares?" If redemption requests are received after these times, the Funds will attempt to wire payment the next business day.

 . The Funds also will attempt to honor requests for payment in two business days, if the redemption request is received after the time listed above.

What will my shares be worth?


 . You will receive the NAV calculated after your redemption request is re-ceived. Please read "How much do shares cost?"

Can I redeem by telephone?
Yes, if you selected this option on your Account Application Form.

 . Contact your Shareholder Servicing Agent or call 1-877-691-1118 to relay your redemption request.

 . Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

 . State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

 . One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed,

                                       36
----

------------
   One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

additional information regarding redemptions

 . Generally, all redemptions will be for cash. However, if you redeem shares worth $500,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities se-lected in the same manner in which it computes its NAV. This process mini-mizes the effect of large redemptions on the Fund and its remaining share-holders.

 . If you redeem shares for which you paid by check, and One Group has not yet received payment on the check, One Group will delay forwarding your redemp-tion proceeds until payment has been collected from your bank. One Group generally receives payment within seven (7) business days of purchase.

 . Your shares may be automatically redeemed if, due to redemptions, you no longer meet the Fund's minimum balance requirement. For information on the minimum required balance, please read, "How do I open an account?".

 .  One Group may suspend your ability to redeem when:

 1.  Trading on the New York Stock Exchange ("NYSE") is restricted.

 2.  The NYSE is closed (other than weekend and holiday closings).

 3.  The SEC has permitted a suspension.

 4.  An emergency exists.

The Statement of Additional Information offers more details about this process.

 . You generally will recognize a gain or loss on a redemption for federal in-come tax purposes. You should talk to your tax advisor before making a re-demption.

                                       37
----

                     -----------------------------------------
  ONE GROUP(R)             Shareholder Information
---------------------------------------------------------------
Voting Rights

The Funds do not hold annual shareholder meetings, but may hold special meet-ings. The special meetings are held, for example, to elect or remove Trustees, change a Fund's fundamental investment objective, or approve an investment ad-visory contract.

As a Fund shareholder, you have one vote for each share that you own. Each Fund, and each class of shares within each Fund, vote separately on matters re-lating solely to that Fund or class, or which affect that Fund or class differ-ently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

Dividend Policies

dividends. The Funds generally declare dividends on each business day. Dividends are distributed on the first business day of each month. Capital gains, if any, for all Funds are distributed at least annually.

The Funds pay dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment.

dividend reinvestment. You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payments in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effec-tive upon receipt by State Street. You also may change the way you receive div-idends and distributions by calling 1-877-691-1118.

                                       38
----

------------
Tax Treatment of Shareholders

Taxation of Shareholder Transactions
A sale, exchange or redemption of Fund shares may produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your trans-actions.

Taxation of Distributions -- Prime Money Market Fund and U.S. Treasury Securi-ties Money Market Fund. Each Fund will distribute substantially all of its net investment income. Dividends you receive from a Fund, whether reinvested or re-ceived in cash, will be taxable to you. Dividends from a Fund's net investment income (generally, all of the Fund's net investment income) will be taxable as ordinary income. Dividends paid in January, but declared in October, November or December of the previous year, will be considered to have been paid in the previous year.

Taxation of Dividends -- Ohio Municipal Money Market Fund, Michigan Municipal Money Market Fund and Municipal Money Market Fund. Each Fund will distribute substantially all of its net investment income. These Funds may pay "exempt-in-terest dividends" if at least 50% of the value of Fund assets at the end of each quarter of the Fund's taxable year consists of obligations the interest on which is excludable from gross income. Exempt-interest dividends are generally excludable from an investor's gross income for regular federal income tax pur-poses. However, the receipt of exempt-interest dividends may cause recipients of Social Security or Railroad Retirement benefits to be taxed on a portion of such benefits. In addition, the receipt of exempt-interest dividends may result in liability for federal alternative minimum tax and for state (including state alternative minimum tax) and local taxes, both for individuals and corporate shareholders. Corporate shareholders will be required to take the interest on municipal securities into account in determining their alternative minimum tax-able income.

Ohio Taxation of Dividends -- Ohio Municipal Money Market Fund. Dividends re-ceived from the Ohio Municipal Money Market Fund that result from interest on Ohio municipal securities are exempt from the Ohio personal income tax. Some Ohio statutes provide that interest on and gain from the sale of Ohio municipal securities is exempt from all taxation in Ohio. Dividends that are attributable to interest on or gain from the sale of certain obligations issued under such statutes should be exempt from Ohio personal income tax. Ohio municipalities may not impose income taxes on dividends on any intangible property (including such property of the Fund) unless the intangible income was not exempt from mu-nicipal income taxation before April 2, 1986, and the tax was approved in an election held on November 8, 1988. Corporate shareholders will be required to include the interest on Ohio municipal securities in their alternative minimum taxable income. In addition, corporate shareholders must include the Fund shares in the corporation's tax base for purposes of the Ohio franchise tax net worth computation, but not for the net income tax computation. Information in this paragraph is based on current statutes and regulations as well as current policies of the Ohio Department of Taxation, all of which may change.

                                       39
----

------------

Michigan Taxation of Dividends -- Michigan Municipal Money Market Fund. Divi-dends paid by the Michigan Municipal Money Market Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be ex-empt from Michigan income tax and Michigan single business tax. Conversely, to the extent that the Fund's dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obliga-tions (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes.

Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Taxation of Retirement Plans. Distributions by the Funds to qualified retire-ment plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has re-ceived shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Tax Treatment of Share-holders." If you are considering purchasing shares of any money market funds, particularly the Municipal, Michigan Municipal or Ohio Municipal Money Market Funds, with qualified retirement plan assets, you should consult your tax advi-sor for a more complete explanation of the federal, state, local and (if appli-cable) foreign tax consequences of making such an investment.

Tax Information. The Form 1099 that is mailed to eligible taxpayers in January details dividends and their federal tax category. Even though the Funds provide this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Ad-ditional Information. Please note that this tax discussion is general in na-ture. No attempt has been made to present a complete explanation of the feder-al, state, local or foreign tax treatment of the Funds or their shareholders.

                                       40
----

------------

Shareholder Statements and Reports

One Group or your Shareholder Servicing Agent will send you transaction confir-mation statements and quarterly account statements. Please review these state-ments carefully. One Group will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Shareholder Servicing Agent may have a different cut-off time.

To reduce expenses and conserve natural resources, One Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or One Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-877-691-1118 and One Group will begin individual delivery within 30 days. If you would like to receive these docu-ments by e-mail, please visit www.onegroup.com and sign up for electronic de-livery.

If you are the record owner of your One Group shares (that is, you did not use a Shareholder Servicing Agent to buy your shares), you may access your account statements at www.onegroup.com.

In March and September you will receive a financial report from One Group. In addition, One Group will periodically send you proxy statements and other re-ports.

If you have any questions or need additional information, please write One Group Mutual Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-877-691-1118 or visit www.onegroup.com.

                                       41
----

                     --------------------------------------------------
  ONE GROUP(R)             Management of
--------------------------
                           One Group Mutual Funds
The Advisor

Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment pro-gram. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2000, Banc One Investment Advisors, an indirect wholly-owned subsidiary of Bank One Corporation, managed over $131 billion in assets.

Advisory Fees

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of each year. For the most recent fiscal year, the Funds paid advisory fees at the following rate:

--------------------------------------------------------------------------------

                                                          annual rate
                                                        as percentage of
fund                                                average daily net assets
One Group(R) Prime Money Market Fund                          .32%
----------------------------------------------------------------------------
One Group(R) U.S. Treasury Securities Money Market
 Fund                                                         .32%
----------------------------------------------------------------------------
One Group(R) Municipal Money Market Fund                      .27%
----------------------------------------------------------------------------
One Group(R) Michigan Municipal Money Market Fund             .27%
----------------------------------------------------------------------------
One Group(R) Ohio Municipal Money Market Fund                 .26%
----------------------------------------------------------------------------

/1/ The U.S. Government Securities Money Market Fund began operations after the end of the most recent fiscal year. Under the Investment Advisory Agreement with the Fund, Banc One Investment Advisors Corporation is enti-tled to a fee, which is calculated daily and paid monthly, of .35% of the average daily net assets of each Fund.

                                       42
----

                     --------------------------------------------------
  ONE GROUP(R)             Prime Money Market Fund
--------------------------------------------------------------------------------
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                          year ended june 30,
                         ----------------------------------------------------------
CLASS I SHARES              2000        1999        1998        1997        1996
------------------------------------------------------------------------------------
net asset value,
 beginning of period         $1.000      $1.000      $1.000      $1.000      $1.000
------------------------------------------------------------------------------------
Investment Activities:
 Net investment income        0.054       0.049       0.053       0.051       0.054
------------------------------------------------------------------------------------
Distributions:
 Net investment income       (0.054)     (0.049)     (0.053)     (0.051)     (0.054)
------------------------------------------------------------------------------------
net asset value, end of
 period                      $1.000      $1.000      $1.000      $1.000      $1.000
------------------------------------------------------------------------------------
Total Return                   5.51%       4.98%       5.39%       5.20%       5.49%
ratios/supplementary
 data:
 Net assets at end of
  period (000)           $6,224,509  $5,398,206  $2,616,698  $2,563,768  $2,186,562
 Ratio of expenses to
  average net assets           0.52%       0.50%       0.51%       0.48%       0.44%
 Ratio of net investment
  income to average net
  assets                       5.39%       4.79%       5.26%       5.06%       5.34%
 Ratio of expenses to
  average net assets*          0.55%       0.54%       0.58%       0.56%       0.55%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                                       43
----

                     -------------------------------------------------
  ONE GROUP(R)             U.S. Treasury Securities Money
--------------------------
                           Market Fund
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                          year ended june 30,
                         -------------------------------------------------------------
CLASS I SHARES              2000        1999        1998        1997           1996
---------------------------------------------------------------------------------------
net asset value,
 beginning of period         $1.000      $1.000      $1.000      $1.000         $1.000
---------------------------------------------------------------------------------------
Investment Activities:
 Net investment income        0.050       0.045       0.051       0.050          0.052
Distributions:
 Net investment income       (0.050)     (0.045)     (0.051)     (0.050)(a)     (0.052)
---------------------------------------------------------------------------------------
net asset value, end of
 period                     $ 1.000     $ 1.000     $ 1.000     $ 1.000        $ 1.000
---------------------------------------------------------------------------------------
Total Return                   5.12%       4.63%       5.19%       5.07%          5.34%

ratios/supplementary
 data:
 Net assets at end of
  period (000)           $4,785,390  $5,599,894  $3,025,608  $2,243,376     $1,844,590
 Ratio of expenses to
  average net assets           0.51%       0.51%       0.52%       0.46%          0.42%
 Ratio of net investment
  income to average net
  assets                       4.98%       4.52%       5.07%       4.95%          5.17%
 Ratio of expenses to
  average net assets*          0.54%       0.54%       0.60%       0.57%          0.56%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
   (A) Includes $.000002 short term capital gain.

                                       44
----

                     ------------------------------------------------
  ONE GROUP(R)             U. S. Government Securities
--------------------------
                           Money Market Fund

Financial Highlights

This section normally would include Financial Highlights for the Fund. Because the Fund had not begun operations as of June 30, 2000, there are no Financial Highlights for the Fund.

                                       45
----

                     -------------------------------------------------
  ONE GROUP(R)             Municipal Money Market Fund
-----------------------------------------------------------------------

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                         year ended june 30,
                            --------------------------------------------------
CLASS I SHARES                2000       1999       1998      1997      1996
-------------------------------------------------------------------------------
net asset value, beginning
 of period                    $1.000      $1.000    $1.000    $1.000    $1.000
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income         0.033       0.028     0.032     0.031     0.033
Distributions:
 Net investment income        (0.033)     (0.028)   (0.032)   (0.031)   (0.033)
-------------------------------------------------------------------------------
net asset value, end of
 period                       $1.000      $1.000    $1.000    $1.000    $1.000
-------------------------------------------------------------------------------
Total Return                    3.38%       2.88%     3.27%     3.19%     3.34%

ratios/supplementary data:
 Net assets at end of
  period (000)              $969,070  $1,077,205  $498,127  $467,420  $459,807
 Ratio of expenses to
  average net assets            0.46%       0.46%     0.45%     0.43%     0.41%
 Ratio of net investment
  income to average net
  assets                        3.31%       2.84%     3.22%     3.16%     3.29%
 Ratio of expenses to
  average net assets*           0.54%       0.56%     0.56%     0.55%     0.59%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                                       46
----

                     --------------------------------------------
  ONE GROUP(R)             Michigan Municipal Money
--------------------------
                           Market Fund
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP and other independent accountants. PricewaterhouseCoopers' report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

                                    six months       year ended       march 30,
                         year ended   ended         december 31,       1996 to
                          june 30,   june 30,     -----------------  december 31,
CLASS I SHARES              2000     1999(a)        1998     1997      1996(b)
----------------------------------------------------------------------------------
net asset value,
 beginning of period        $1.000    $1.000        $1.000   $1.000     $1.000
----------------------------------------------------------------------------------
Investment Activities:
 Net investment income       0.033     0.013         0.030    0.032      0.023
Distributions:
 Net investment income      (0.033)   (0.013)       (0.030)  (0.032)    (0.023)
----------------------------------------------------------------------------------
net asset value, end of
 period                     $1.000    $1.000        $1.000   $1.000     $1.000
----------------------------------------------------------------------------------
Total Return                  3.32%     1.34%(c)      3.02%    3.26%      3.03%(d)

ratios/supplementary
 data:
 Net assets at end of
  period (000)            $111,900   $91,211      $110,833  $74,888    $49,521
 Ratio of expenses to
  average net assets          0.47%     0.49%(d)      0.50%    0.50%      0.59%(d)
 Ratio of net investment
  income to average net
  assets                      3.33%     2.65%(d)      2.97%    3.20%      3.02%(d)
 Ratio of expenses to
  average net assets*         0.56%     0.57%(d)      0.53%    0.54%      0.62%(d)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
    (A) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Michigan Municipal Money Market Fund became the Michigan Municipal Money Market Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Michigan Municipal Money Market Fund. (B) Period from commencement of operations. (C) Not annualized. (D) Annualized.

                                       47
----

                     ---------------------------------------
  ONE GROUP(R)             Ohio Municipal Money
--------------------------
                           Market Fund
Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund's performance for the last five years or the period of the Fund's operations, whichever is shorter. Certain information reflects financial results for a sin-gle Fund share. The total returns in the table represent the rate that an in-vestor would have earned or lost on an investment in the Fund (assuming rein-vestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Addi-tional Information, which is available upon request.

                                             year ended june 30,
                                   -------------------------------------------
CLASS I SHARES                      2000     1999     1998     1997     1996
-------------------------------------------------------------------------------
net asset value, beginning of
 period                             $1.000   $1.000   $1.000   $1.000   $1.000
-------------------------------------------------------------------------------
Investment Activities:
 Net investment income               0.033    0.028    0.033    0.032    0.033
Distributions:
 Net investment income              (0.033)  (0.028)  (0.033)  (0.032)  (0.032)
 In excess of net investment
  income                             --       --       --       --      (0.001)
-------------------------------------------------------------------------------
Total Distributions                 (0.033)  (0.028)  (0.033)  (0.032)  (0.033)
-------------------------------------------------------------------------------
net asset value, end of period      $1.000   $1.000   $1.000   $1.000   $1.000
-------------------------------------------------------------------------------
Total Return                          3.32%    2.88%    3.31%    3.22%    3.34%

ratios/supplementary data:
 Net assets at end of period (000) $62,084  $55,745  $77,224  $56,442  $55,915
 Ratio of expenses to average net
  assets                              0.45%    0.42%    0.40%    0.40%    0.41%
 Ratio of net investment income to
  average net assets                  3.26%    2.85%    3.27%    3.17%    3.19%
 Ratio of expenses to average net
  assets*                             0.52%    0.55%    0.53%    0.53%    0.71%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                                       48
----

  ONE GROUP(R)             Appendix A
----------------------------------------------
Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Funds, as well as the risks inherent in their use. Fixed income securities are primarily in-fluenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.


                                     fund name  fund code
 --------------------------------------------------------
          One Group(R) Prime Money Market Fund       1
 --------------------------------------------------------
   One Group(R) U.S. Treasury Securities Money
                                   Market Fund       2
 --------------------------------------------------------
       One Group(R) U.S. Government Securities
                             Money Market Fund       3
 --------------------------------------------------------
      One Group(R) Municipal Money Market Fund       4
 --------------------------------------------------------
  One Group(R) Michigan Municipal Money Market
                                          Fund       5
 --------------------------------------------------------
      One Group(R) Ohio Municipal Money Market
                                          Fund       6
 --------------------------------------------------------

                                                             Fund  Risk
Instrument                                                   Code  Type
-------------------------------------------------------------------------
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS and     1-6 Market
CUBES. The U.S. Treasury Securities Money Market Fund does
not buy STRIPS and CUBES.
-------------------------------------------------------------------------
Treasury Receipts: TRs, TIGRS and CATS.                     1, 3-6 Market
-------------------------------------------------------------------------
U.S. Government Agency Securities: Securities issued by     1, 3-6 Market
agencies and instrumentalities of the U.S. government.             Credit
These include Ginnie Mae, Fannie Mae and Freddie Mac.
-------------------------------------------------------------------------

                                       49
----

------------

                                                            Fund   Risk
Instrument                                                  Code   Type
----------------------------------------------------------------------------
Certificates of Deposit: Negotiable instruments with a      1, 4-6 Market
stated maturity.                                                   Credit
                                                                   Liquidity
----------------------------------------------------------------------------
Time Deposits: Non-negotiable receipts issued by a bank     1, 4-6 Liquidity
in exchange for the deposit of funds.                              Credit
                                                                   Market
----------------------------------------------------------------------------
Repurchase Agreements: The purchase of a security and the      1-6 Credit
simultaneous commitment to return the security to the              Market
seller at an agreed upon price on an agreed upon date.             Liquidity
This is treated as a loan.
----------------------------------------------------------------------------
Reverse Repurchase Agreements: The sale of a security and  1, 2, 4 Market
the simultaneous commitment to buy the security back at            Leverage
an agreed upon price on an agreed upon date. This is
treated as a borrowing by a Fund.
----------------------------------------------------------------------------
Securities Lending: The lending of up to 331/3% of the        1, 3 Credit
Fund's total assets. In return, the Fund will receive              Market
cash, other securities and/or letters of credit as                 Leverage
collateral.
----------------------------------------------------------------------------
When-Issued Securities and Forward Commitments: Purchase       1-6 Market
or contract to purchase securities at a fixed price for            Leverage
delivery at a future date.                                         Liquidity
                                                                   Credit
----------------------------------------------------------------------------
Investment Company Securities: Shares of other money        1, 3-6 Market
market mutual funds, including One Group money market
funds and shares of other money market funds for which
Banc One Investment Advisors or its affiliates serve as
investment advisor or administrator. Banc One Investment
Advisors will waive certain fees when investing in funds
for which it serves as investment advisor.
----------------------------------------------------------------------------
Extendable Commercial Notes: Variable rate notes which      1, 4-6 Market
normally mature within a short period of time (e.g., one           Credit
month) but which may be extended by the issuer for a               Liquidity
maximum maturity of thirteen months.
----------------------------------------------------------------------------

                                       50
----

------------

                                                               Fund  Risk
Instrument                                                     Code  Type
-------------------------------------------------------------------------------
Bankers' Acceptances: Bills of exchange or time drafts drawn  1, 4-6 Credit
on and accepted by a commercial bank. Maturities are                 Liquidity
generally six months or less.                                        Market
-------------------------------------------------------------------------------
Commercial Paper: Secured and unsecured short-term            1, 4-6 Credit
promissory notes issued by corporations and other entities.          Liquidity
Maturities generally vary from a few days to nine months.            Market
-------------------------------------------------------------------------------
Foreign Securities: Commercial paper of foreign issuers and   1, 4-6 Market
obligations of foreign banks, overseas branches of U.S.              Political
banks and supranational entities.                                    Liquidity
                                                                     Foreign
                                                                     Investment
-------------------------------------------------------------------------------
Restricted Securities: Securities not registered under the    1, 4-6 Liquidity
Securities Act of 1933, such as privately placed commercial          Market
paper and Rule 144A securities.
-------------------------------------------------------------------------------
Variable and Floating Rate Instruments: Obligations with      1, 3-6 Market
interest rates which are reset daily, weekly, quarterly or           Credit
some other period and which may be payable to the Fund on            Liquidity
demand.
-------------------------------------------------------------------------------
Mortgage-Backed Securities: Debt obligations secured by real  1, 3-6 Prepayment
estate loans and pools of loans. These include                       Market
collateralized mortgage obligations ("CMOs") and Real Estate         Credit
Mortgage Investment Conduits ("REMICs").                             Regulatory
-------------------------------------------------------------------------------
Demand Features: Securities that are subject to puts and      1, 4-6 Market
standby commitments to purchase the securities at a fixed            Liquidity
price (usually with accrued interest) within a fixed period          Management
of time following demand by a Fund.
-------------------------------------------------------------------------------

                                       51
----

------------

                                                              Fund  Risk
Instrument                                                    Code  Type
------------------------------------------------------------------------------
Municipal Securities: Securities issued by a state or        1, 4-6 Market
political subdivision to obtain funds for various public            Credit
purposes. Municipal securities include private activity             Political
bonds and industrial development bonds, as well as General          Tax
Obligation Notes, Tax Anticipation Notes, Bond Anticipation         Regulatory
Notes, Revenue Anticipation Notes, other short-term tax-
exempt obligations, municipal leases, obligations of
municipal housing authorities and single family revenue
bonds.
------------------------------------------------------------------------------
Short-Term Funding Agreements: Agreements issued by banks         1 Market
and highly rated insurance companies such as Guaranteed             Credit
Investment Contracts ("GICs") and Bank Investment Contracts         Liquidity
("BICs").
------------------------------------------------------------------------------
Participation Interests: Interests in municipal securities,  1, 4-6 Credit
including municipal leases, from financial institutions             Tax
such as commercial and investment banks, savings and loan           Market
associations and insurance companies. These interests may
take the form of participations, beneficial interests in a
trust, partnership interests or any other form of indirect
ownership that allows the Funds to treat the income from
the investment as exempt from federal income tax.
------------------------------------------------------------------------------
Asset-Backed Securities: Securities secured by company       1, 4-6 Prepayment
receivables, home equity loans, truck and auto loans,               Market
leases, credit card receivables and other securities backed         Credit
by other types of receivables or other assets.                      Regulatory
------------------------------------------------------------------------------

                                       52
----

------------
Investment Risks

Below is a more complete discussion of the types of risks inherent in the secu-rities and investment techniques listed above. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments are more susceptible to these risks than others.

 . Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial ob-ligation. Credit risk is generally higher for non-investment grade securi-ties. The price and liquidity of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

 . Leverage Risk. The risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

 . Liquidity Risk. The risk that certain securities may be difficult or impos-sible to sell at the time and the price that normally prevails in the mar-ket. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative ef-fect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advan-tage of it are tied up in less advantageous investments.

 . Management Risk. The risk that a strategy used by a fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

 . Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issu-er, industry, sector of the economy or the market as a whole. For fixed in-come securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

 . Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

 . Foreign Investment Risk. Risks associated with higher transaction costs, de-layed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Ad-verse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility

                                       53
----

------------
  also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

 . Prepayment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage- or asset-backed security occurs either significantly sooner or later than ex-pected. Changes in prepayment rates can result in greater price and yield volatility. Prepayments generally accelerate when interest rates decline. When mortgage and other Investment Risks obligations are pre-paid, a Fund may have to reinvest in securities with a lower yield. Further, with early repayment, a Fund may fail to recoup any additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

 . Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

 . Regulatory Risk. The risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restric-tions on "due on sale" clauses and state usury laws.

                                       54
----

------------
If you want more information about the Funds, the following documents are free upon request:

Annual/Semi-Annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI"): The SAI provides more detailed in-formation about the Funds and is incorporated into this prospectus by refer-ence.

How Can I Get More Information? You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Fund by calling 1-877-691-1118 or by writing the Funds at:

 one group(R) mutual funds
 1111 polaris parkway
 columbus, ohio 43271-1235

  or visiting

 WWW.ONEGROUP.COM

You can also review and copy the Funds' reports and the SAI at the Public Ref-erence Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC's web site at http://www.sec.gov. Copies of this information also may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

(Investment Company Act File No. 811-4236)

TOG-I-123                                                    [LOGO OF ONE GROUP]